As filed with the Securities and Exchange Commission on July 17, 2026
Registration Nos. 333-89822; 811-21114

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 531
☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 540
☒

ProShares Trust
(Exact name of Registrant as Specified in Trust Instrument)

7272 Wisconsin Avenue, 21st Floor
Bethesda, MD 20814
(Address of Principal Executive Office) (Zip Code)
(240) 497-6400
(Area Code and Telephone Number)

Richard Morris
General Counsel
ProShare Advisors LLC
7272 Wisconsin Avenue, 21st Floor
Bethesda, MD 20814
(Name and Address of Agent for Service)

with copies to:
Allison M. Fumai, Esq. Mark D. Perlow, Esq. Adam T. Teufel, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036
Approximate date of Proposed Public Offering:
It is proposed that this filing will become effective:
☐ immediately upon filing pursuant to paragraph (b)
☐ On pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)
☒ On September 28, 2026 pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ On pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS  [September 28, 2026]
Big Data Refiners ETF	DAT	NYSE Arca
Decline of the Retail Store ETF	EMTY	NYSE Arca
DJ Brookfield Global Infrastructure ETF	TOLZ	NYSE Arca
Equities for Rising Rates ETF	EQRR	Nasdaq
Global Listed Private Equity ETF	PEX	Cboe BZX
Hedge Replication ETF	HDG	NYSE Arca
High Yield — Interest Rate Hedged	HYHG	Cboe BZX
Inflation Expectations ETF	RINF	NYSE Arca
Investment Grade — Interest Rate Hedged	IGHG	Cboe BZX
K-1 Free Crude Oil ETF	OILK	Cboe BZX
Large Cap Core Plus	CSM	Cboe BZX
Long Online/Short Stores ETF	CLIX	NYSE Arca
Merger ETF	MRGR	Cboe BZX
Metaverse ETF	VERS	NYSE Arca
MSCI EAFE Dividend Growers ETF	EFAD	Cboe BZX
MSCI Emerging Markets Dividend Growers ETF	EMDV	Cboe BZX
MSCI Europe Dividend Growers ETF	EUDV	Cboe BZX
MSCI Transformational Changes ETF	ANEW	NYSE Arca
Nanotechnology ETF	TINY	NYSE Arca
Nasdaq-100 Dorsey Wright Momentum ETF	QQQA	Nasdaq
Nasdaq-100 Dynamic Buffer ETF	QB	Nasdaq
Nasdaq-100 High Income ETF	IQQQ	Nasdaq
On-Demand ETF	OND	NYSE Arca
Online Retail ETF	ONLN	NYSE Arca
Pet Care ETF	PAWZ	Cboe BZX
Russell 2000 Dynamic Buffer ETF	RB	Cboe BZX
Russell 2000 High Income ETF	ITWO	Cboe BZX
Russell U.S. Dividend Growers ETF	TMDV	Cboe BZX
S&P 500 Buyback Aristocrats ETF	BUYB	NYSE Arca
S&P 500® Dividend Aristocrats ETF	NOBL	Cboe BZX
S&P 500 Dynamic Buffer ETF	FB	Cboe BZX
S&P 500® Ex-Energy ETF	SPXE	NYSE Arca
S&P 500® Ex-Financials ETF	SPXN	NYSE Arca
S&P 500® Ex-Health Care ETF	SPXV	NYSE Arca
S&P 500® Ex-Technology ETF	SPXT	NYSE Arca
S&P 500® High Income ETF	ISPY	Cboe BZX
S&P Global Core Battery Metals ETF	ION	NYSE Arca
S&P Kensho Cleantech ETF	CTEX	NYSE Arca
S&P Kensho Smart Factories ETF	MAKX	NYSE Arca
S&P MidCap 400® Dividend Aristocrats ETF	REGL	Cboe BZX
S&P SmallCap 600 Dividend Aristocrats ETF	SMDV	Cboe BZX
S&P Technology Dividend Aristocrats ETF	TDV	Cboe BZX
Smart Materials ETF	TINT	NYSE Arca
Supply Chain Logistics ETF	SUPL	NYSE Arca
Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
PROSHARES TRUSTDistributor: SEI Investments Distribution Co.

4	Summary Section
5	Big Data Refiners ETF
9	Decline of the Retail Store ETF
14	DJ Brookfield Global Infrastructure ETF
18	Equities For Rising Rates ETF
22	Global Listed Private Equity ETF
26	Hedge Replication ETF
31	High Yield — Interest Rate Hedged
35	Inflation Expectations ETF
40	Investment Grade — Interest Rate Hedged
44	K-1 Free Crude Oil ETF
49	Large Cap Core Plus
53	Long Online/Short Stores ETF
58	Merger ETF
63	Metaverse ETF
67	MSCI EAFE Dividend Growers ETF
71	MSCI Emerging Markets Dividend Growers ETF
75	MSCI Europe Dividend Growers ETF
79	MSCI Transformational Changes ETF
83	Nanotechnology ETF
87	Nasdaq-100 Dorsey Wright Momentum ETF
90	Nasdaq-100 Dynamic Buffer ETF
95	Nasdaq-100 High Income ETF
100	On-Demand ETF
104	Online Retail ETF
108	Pet Care ETF
112	Russell 2000 Dynamic Buffer ETF
117	Russell 2000 High Income ETF
122	Russell U.S. Dividend Growers ETF
125	ProShares S&P 500 Buyback Aristocrats ETF
128	S&P 500® Dividend Aristocrats ETF
131	S&P 500 Dynamic Buffer ETF
136	S&P 500® Ex-Energy ETF
139	S&P 500® Ex-Financials ETF
142	S&P 500® Ex-Health Care ETF
145	S&P 500® Ex-Technology ETF
148	S&P 500® High Income ETF
153	S&P Global Core Battery Metals ETF
157	S&P Kensho Cleantech ETF
161	S&P Kensho Smart Factories ETF
165	S&P Midcap 400® Dividend Aristocrats ETF
168	S&P SmallCap 600 Dividend Aristocrats ETF
171	S&P Technology Dividend Aristocrats ETF
174	Smart Materials ETF
178	Supply Chain Logistics ETF

182	Investment Objectives, Principal Investment Strategies and Related Risks
215	Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund
218	Management of ProShares Trust
221	Shareholder Information
222	Determination of NAV
222	Distributions
222	Dividend Reinvestment Services
223	Taxes
227	Financial Highlights
242	Disclaimers

4 ::
PROSHARES.COM

Summary Section

   Big Data Refiners ETF :: 5
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Investment Objective
ProShares Big Data Refiners ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FactSet Big Data Refiners Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies that provide services related to analytics, software, hard ware, and computing infrastructure for managing and extracting information from large structured and unstructured data sets. The Index includes companies in at least one of nine FactSet® Revere Business Industry Classification System Sub-Industries (“RBICS Sub-Industries”) that the index provider has identified as big data related. The nine eligible RBICS Sub-Industries are: (1) Business Intelligence Software; (2) Business Intelligence/Data Warehousing Consulting; (3) Customer Service Software; (4) Data Storage Infrastructure Software; (5) Enterprise Middleware Software; (6) Government and Public Service Industry Software; (7) Information Storage Systems; (8) Network Administration Software; and (9) Peripheral and Other Commerce Equipment Makers. Companies in these sub-industries are selected if they receive 75% or more of their revenue from one or more of those sub-industries. Selected companies are then weighted based on their market capitalization, subject to a 4.5% limit. The Index’s composition and assigned weights are reevaluated semi-annually in June and December. The Index is constructed and maintained by FactSet Research Systems, Inc. More information about the Index can be found using the Bloomberg ticker symbol “FDSBDFN.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components

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of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Big Data Investing Risk — Big data technology is a relatively new form of technology and is subject to risks associated with a developing industry. There is no guarantee that the products or services offered by companies in this business will be successful. Big data companies may have limited product lines, markets, financial resources or personnel. They are subject to rapid changes in technology, intense competition, loss or impairment of intellectual property rights, short product life cycles, cyclical economic patterns, evolving industry standards, frequent new product introductions, evolving regulation of the Internet and new privacy laws, and potentially rapid product obsolescence. Big data companies typically engage in significant amounts of spending on research and development and mergers and acquisitions which may be costly. Such companies are also susceptible to operational and information security risks including those associated with hardware or software failures, interruptions, or delays in service by third party vendors, and security breaches. Big data companies are also subject to increasing regulatory constraints, particularly with regard to cybersecurity and privacy, which may adversely affect the profitability and value of such companies. These companies may also face increased scrutiny from regulators and legislators considering how consumer data is stored, safeguarded, and used. Big data companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not big data related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its big data related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk/Emerging Markets Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the

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Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [information technology industry group].
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third-party provider to identify companies whose business is big data related will achieve its intended result. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	9/29/2021
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
FactSet Big Data Refiners Index[1]	[ ]%	[ ]%	—
S&P Global 1200 Index[1]	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

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Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since September 2021 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, inves tors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   Decline of the Retail Store ETF :: 9
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Investment Objective
ProShares Decline of the Retail Store ETF (the “Fund”) seeks capital appreciation from the decline of bricks and mortar retailers through short exposure (-1x) to the Solactive-ProShares Bricks and Mortar Retail Store Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of publicly traded U.S. “bricks and mortar” retail companies whose retail revenue is derived principally from in-store sales. The Index seeks to identify companies who face threats from ongoing trends, such as the growth of online shopping and markets oversaturated with stores. To be included in the Index, companies must derive more than 50% of their global revenues from retail operations and more than 75% of their retail revenues from in-store sales. Selected companies are equally weighted in the Index. The composition of the Index is reevaluated in June and reset to equal weight monthly. The Index is constructed and maintained by Solactive AG. More information about the Index can be found using the Bloomberg ticker symbol “SOEMTYTR.”
Under normal circumstances, the Fund will obtain inverse exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as

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stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
The Index is created and sponsored by ProShare Advisors and is licensed for use by ProShares Trust.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -20% return on a

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yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Retailing Industry Risk — The risks of investments in the industry include: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of business days to achieve overall results; and dependence on outside financing, which may be difficult to obtain.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to

12 :: Decline of the Retail Store ETF
PROSHARES.COM

day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse -1x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [consumer discretionary and consumer staples industry groups].
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
○Consumer Staples Industry Risk — The risks of investments in the industry include: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Self-Indexing Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used to identify brick and mortar retail companies will achieve its intended result or that the trends the Fund seeks to benefit from will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the

   Decline of the Retail Store ETF :: 13
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Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Before Tax	[ ]	[ ]	[ ]	11/14/2017
After Taxes on Distributions	[ ]	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]	—
Solactive - ProShares Bricks and Mortar Retail Store Index[1]	[ ]%	[ ]%	[ ]%	—
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since November 2017 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

14 :: DJ Brookfield Global Infrastructure ETF
PROSHARES.COM

Investment Objective
ProShares DJ Brookfield Global Infrastructure ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Dow Jones Brookfield Global Infrastructure Composite Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (such as exchange-traded funds). They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). “Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements in the Form N-CSR. Therefore, the amounts listed in “Total Annual Fund Operating Expenses” will differ from those presented in the Fund’s Financial Highlights in the Fund’s Prospectus.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index measures the performance of companies in developed markets that are owners and operators of pure-play infrastructure assets. As of May 31, 2026, this included companies from the following countries: [United States, Canada, United Kingdom, France, Spain, Australia, Italy, China, Japan, Hong Kong, Mexico, Brazil, New Zealand, Switzerland, Belgium, Netherlands, Luxembourg, and Germany]. Pure-play infrastructure sectors include, for example, airports, toll roads, ports, communications, electricity transmission & distribution, oil & gas storage & transportation, and water. The Index selects companies in developed markets that earn more than 70% of their estimated cash flows from pure-play infrastructure assets. Selected companies are weighted based on market capitalization, with limits on how much weight can be in a single stock (10%), country (50%) or pure-play infrastructure sector (50%). The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “DJBGICUT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by U.S. and foreign public companies, including Master Limited Partnerships (“MLPs”), which are commonly taxed as partnerships and publicly traded on national securities exchanges. The Fund generally does not intend to invest more than 25% of its total assets in MLPs.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments,

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with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Infrastructure Industry Risk — Companies in the infrastructure industry may be subject to a variety of risks, including: high interest costs in connection with capital construction programs; high degrees of leverage; economic slowdowns; surplus capacity; difficulty in raising capital; costs associated with changes in government regulations or policies; adverse changes in tax laws; increased competition from other service providers; evolving technological developments; environmental problems; labor relations tensions; and corruption in publicly funded projects.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Master Limited Partnership Risk — The Fund may invest in MLPs, which are commonly taxed as partnerships and publicly traded on national securities exchanges. Investments in common units of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters that affect the MLP. MLPs are commonly treated as partnerships that are qualified publicly traded partnerships (“QPTPs”) for federal income tax purposes. Changes in U.S. tax laws could revoke the pass-through attributes that pro vide the potential tax efficiencies that may make MLPs attractive investment structures.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [energy, industrials and utilities industry groups].
○Energy Industry Risk — Companies in this industry may experience: adverse effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events, international conflicts or threat of conflicts and economic conditions; and market, economic and political risks of the

16 :: DJ Brookfield Global Infrastructure ETF
PROSHARES.COM

countries where energy companies are located or do business. The energy industry has recently experienced significant volatility due to dramatic changes in the prices of energy commodities, and it is possible that such volatility will continue in the future.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
○Utilities Industry Risk — Companies in this sector may experience: review and limitation of rates by governmental regulatory commissions and increased competition as a result of deregulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in [Canada].
○Canadian Investments Risk — Investments in securities of issuers in Canada include risks such as, regulatory, political, currency, security and economic risk specific to Canada. The Canadian economy is heavily dependent on relationships with certain key trading partners, including the U.S. and China. Canada is also a large supplier of natural resources such as oil, natural gas, timber, and agricultural products and its economy is sensitive to changes in commodity prices.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Dow Jones Brookfield Global Infrastruc- ture Composite Index[1]	[ ]%	[ ]%	[ ]%
S&P Global 1200 Index[2]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that reflect the reduction of withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index.
2
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax

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rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

18 :: Equities For Rising Rates ETF
PROSHARES.COM

Investment Objective
ProShares Equities for Rising Rates ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Nasdaq U.S. Large Cap Equities for Rising Rates Index (the “Index”). The goal of the Index is to provide relative outperformance, as compared to traditional large-cap indexes, during periods of rising U.S. Treasury interest rates (“interest rates”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the Nasdaq U.S. Large Cap Index whose stock prices have historically exhibited relatively high correlation to movements in interest rates. The Nasdaq U.S. Large Cap Index is designed to measure the performance of the largest companies in the United States. Each quarter, each company and each industry included in the Nasdaq U.S. Large Cap Index is evaluated and ranked based on its weekly market-neutral correlation with the U.S. 10-year Treasury yield over the prior three years. The five industries with the highest industry correlation are selected. Within each of those five industries, the 10 companies with the highest correlation are selected to be components of the Index. The components of the Index are weighted based on the rank of their industry and their market capitalization. The highest correlated industry receives a 30% weight in the Index; 2nd highest: 25%; 3rd highest: 20%; 4th highest: 15%; 5th highest: 10%. The Index’s composition and weightings are reevaluated quarterly in March, June, September, and December. The Index is constructed and maintained by Nasdaq Inc. More information about the Index can be found using the Bloomberg ticker symbol “NQERRT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid,

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or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Style Risk — Market performance tends to be cyclical; certain investment styles may fall in and out of favor. If the market is not favoring the Fund’s investment approach, the Fund’s performance may lag behind other funds using different investment styles. Performance of the Index (and as a result the Fund) could be particularly poor if the equity market declines at the same time that interest rates fall. There is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments when the Universe has positive returns and interest rates are rising sharply. The Index historically has been more volatile than an investment in a traditional market-cap weighted large-cap equity index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the
Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [consumer discretionary, consumer staples, energy and financials industry groups].
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
○Consumer Staples Industry Risk — The risks of investments in the industry include: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
○Energy Industry Risk — Companies in this industry may experience: adverse effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events, international conflicts or threat of conflicts and economic conditions; and market, economic and political risks of the countries where energy companies are located or do business. The energy industry has recently experienced significant volatility due to dramatic changes in the prices of energy commodities, and it is possible that such volatility will continue in the future.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.

20 :: Equities For Rising Rates ETF
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●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the Index will perform better in periods of rising rates than other indexes (such as the S&P 500) or investments. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. The component securities of the Universe differ from the component securities of the S&P 500, which may cause the Index to underperform the S&P 500.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Before Tax	[ ]	[ ]	[ ]	7/24/2017
After Taxes on Distribu- tions	[ ]	[ ]	[ ]	—
After Taxes on Distribu- tions and Sale of Shares	[ ]	[ ]	[ ]	—
Nasdaq U.S. Large Cap Equities for Rising Rates Index[1]	[ ]%	[ ]%	[ ]%	—
Nasdaq Composite Index[1]	[ ]%	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since July 2017 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread

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varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

22 :: Global Listed Private Equity ETF
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Investment Objective
ProShares Global Listed Private Equity ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the LPX Direct Listed Private Equity Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	[ ]%
Acquired Fund Fees and Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (such as exchange-traded funds). They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). “Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements in the Form N-CSR. Therefore, the amounts listed in “Total Annual Fund Operating Expenses” will differ from those presented in the Fund’s Financial Highlights in the Fund’s Prospectus.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses (excluding Acquired Fund Fees and Expenses) to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.60]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of the most actively traded listed private equity companies that mainly pursue a direct private equity investment strategy. A company may be selected if its direct private equity investments represent more than 80% of the total assets of the company and the company meets certain liquidity requirements. The Index selects 30 companies based on market capitalization. Selected companies are weighted based on market capitalization, subject to a 10% limit. The composition of the Index and the assigned weights are reevaluated each quarter in January, April, July, and October. The Index is constructed and maintained by LPX AG. More information about the Index can be found using the Bloomberg ticker symbol “LPXDITU.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by U.S. and foreign public companies, including in large part business development companies (“BDCs”) for U.S. domiciled companies. BDCs are specialized investment vehicles that provide financing to small- and middle-market companies and offer managerial expertise, as needed, to assist those companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard

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to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Risks Relating to Investing in Listed Private Equity Companies — The Fund is subject to risks faced by companies in the private equity sector, in particular the returns of such companies’ underlying investments. There are certain risks inherent in investing in listed private equity companies, which encompass BDCs and other financial institutions whose principal business is to invest in and provide mezzanine financing to privately held companies. Generally, little public information exists for privately held companies, and there is a risk that investors in such companies may not be able to make a fully informed investment decision. Private equity securities also carry risks associated with unclear ownership and market access constraints. In addition, at times, a private equity company may hold a significant portion of its assets in cash or cash equivalents (e.g., after divesting itself of its interests in a portfolio company upon the portfolio company’s IPO, merger or recapitalization). This may result in lower returns than if the private equity company had invested such cash or cash equivalents in successful portfolio companies.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. In certain “restricted market” countries (which limit the ability of non-nationals to transact in those countries’ currencies), the Fund will be limited in its ability to use multiple dealers to obtain exchange rates. This may result in potentially higher costs for the Funds, and increased correlation risk. Further limitations on dealers may cause delays in execution, which may also increase correlation risk.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Risks Relating to Investing in Business Development Companies (BDCs) — BDCs are special investment vehicles designed to facilitate capital formation for small and middle-market companies. A BDC is a domestic company that operates for the purpose of making investments in certain securities and, with limited exceptions, makes available “significant managerial assistance” with respect to the issuers of such securities. The Fund is subject to risks faced by BDCs, including: increasing competition for limited BDC investment opportunities; potential uncertainty as to the value of a BDC’s private investments; risks associated with leverage; and reliance on a BDC’s managerial acumen.
In addition, significant portion of the Index is composed of BDCs or other investment companies. The Fund may not acquire greater than three percent (3%) of the total outstanding shares of such companies. As a result, the Fund’s ability to purchase certain of the securities in the Index in

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the proportions represented in the Index could be inhibited. In these circumstances, the Fund may be required to use sampling techniques, which could increase “Correlation Risk”, as described above.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financial services industry group].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [United Kingdom].
○United Kingdom Investments Risk — The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners. As a result, the British economy may be impacted by the institution of tariffs or other trade barriers as well as changes to the economic condition of the United States and other European countries.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

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Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
LPX Direct Listed Private Equity Index[1]	[ ]%	[ ]%	[ ]%
S&P Global 1200 Index[2]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Reflects the reinvestment of dividends paid by issuers in the Index.
2
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

26 :: Hedge Replication ETF
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Investment Objective
ProShares Hedge Replication ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Merrill Lynch Factor Model® — Exchange Series (the “Benchmark”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Benchmark.
The Benchmark is designed to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation with the HFRI Composite Index (the “HFRI”). The HFRI is designed to reflect the performance of the hedge fund industry. The Benchmark seeks to achieve high correlation with the HFRI using six non-hedge fund, transparent market measures. These six factors (the “Factors”) are: (1) the S&P 500 Index; (2) the Russell 2000 Index; (3) the MSCI EAFE Index; (4) the MSCI Emerging Markets Index; (5) the ProShares UltraShort Euro ETF; and (6) 3-month U.S. Treasury Bills. The Factors are weighted based on a formula that looks back at what weighting would have caused the highest correlation with the HFRI over the last 2 years. Factors can be weighted long or short. The Benchmark weights are reset monthly. The Benchmark is constructed and maintained by Merrill Lynch International. More information about the Benchmark can be found using the Bloomberg ticker symbol “MLEIFCTX.”
Because the levels of certain Factors of the Benchmark are not determined at the same time that the Fund’s net asset value (“NAV”) is calculated, correlation to the Benchmark is measured by comparing a combination of the daily total return of: (a) the Factors that are determined at the same time that the Fund’s NAV is determined; and (b) one or more U.S. exchange-traded securities or financial instruments that reflect the values of the Factors that are not determined at the same time that the Fund’s NAV is determined (as of the Fund’s NAV calculation time), to the daily total return of the NAV per share of the Fund.
For a further description of the Benchmark, please see “Additional Information on Certain Underlying Indexes” in the Fund’s Prospectus.
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Benchmark or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, ETFs, interest rates or indexes. The Fund

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invests in derivatives (e.g. [swap agreements and futures contracts]) as a substitute for investing directly in or making short sales of the securities underlying the Benchmark. The Fund may seek short exposure in an attempt to produce positive returns from a decline in the price of the Benchmark or securities underlying the Benchmark. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide expo sure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Benchmark or to securities not contained in the Benchmark or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Long/Short Risk — The Fund seeks long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. Seeking short exposure may be considered an investment aggressive technique. Any income, dividends, or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.

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●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Benchmark has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Benchmark. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.
●U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embar goes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Correlation Risk — The Fund’s exposure may not be consistent with the Benchmark. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund may not have exposure to all of the securities in the Benchmark, its weighting of securities may be different from that of the Benchmark, and it may invest in instruments not included in the Benchmark.
●Industry Concentration Risk — The Benchmark may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments

   Hedge Replication ETF :: 29
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to approximately the same extent as the Benchmark. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the [Index did not have a significant portion of its value in issuers of an industry group].
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Benchmark Performance Risk — The Benchmark used by the Fund may underperform other asset classes and may underperform other similar benchmarks. There can be no guarantee that the methodology underlying the Benchmark or the daily calculation of the Benchmark will be free from error. The Fund could lose value while the levels of other indices or measures of market performance increase. The Benchmark does not in any way represent a managed hedge fund or group of hedge funds, and there is no guarantee that it will achieve returns correlated with any hedge fund, group of hedge funds, or the HFRI. Neither ProShare Advisors nor the Model Sponsor has any control over the composition or compilation of the HFRI, and there is no guarantee that the HFRI will continue to be produced.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Merrill Lynch Factor Model – Exchange Series[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Benchmark.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager,

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have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund
(bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

   High Yield — Interest Rate Hedged :: 31
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Investment Objective
ProShares High Yield – Interest Rate Hedged (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FTSE High Yield (Treasury Rate-Hedged) Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of high-yield debt of U.S. and Canadian companies. The Index measures the performance of two positions: (1) a long position in high-yield corporate bonds; and (2) a duration matched short position in U.S. Treasury bonds.
The long position of the Index may include fixed-rate, cash-pay corporate bonds that are rated between BB+ and C by Standard and Poor’s Financial Services, LLC or Ba1 and Ca by Moody’s Investors Service, Inc. Bonds included in the long portion of the Index are weighted based on market capitalization, subject to a limit of 2% on any one issuer.
The short position of the Index is designed to hedge the duration and yield curve exposure of the long position. The Index seeks to use this short position to mitigate the potential negative impact of rising U.S. Treasury interest rates on the performance of high-yield bonds.
The Index’s positions are reset each month. The Index is constructed and maintained by FTSE International Limited. More information about the Index can be found using the Bloomberg ticker symbol “CFIIHYHG.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in high-yield bonds included in the Index.
The Fund will invest principally in the financial instruments listed below.
●Debt Instruments — The Fund invests in debt instruments, primarily high yield bonds, that are issued by corporate issuers that are rated below “investment-grade” by both Moody’s and S&P. Credit rating agencies evaluate issuers and assign ratings based on their opinions of the issuer’s ability to pay interest and principal as scheduled. Those issuers with a greater risk of default — not paying interest or principal in a timely manner — are rated below investment grade. Such debt instruments may include Rule 144A securities, which generally are restricted securities that are only available to “qualified” investors.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, ETFs, interest rates or indexes. The Fund invests in derivatives (e.g. [futures contracts]) as a substitute for obtaining short exposure in U.S. Treasury Securities but may also do so to a limited extent to obtain high yield bond exposure. These derivatives principally include:
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future. The Fund will use futures contracts to obtain short exposure to U.S. Treasury Securities.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times

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in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.
●Hedging Risk — The Index seeks to mitigate the potential negative impact of rising interest rates on the performance of high yield bonds. The short positions in U.S. Treasury Securities are not intended to mitigate credit risk or other factors influencing the price of high yield bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long high yield bond positions. The hedge cannot fully account for changes in the shape of the interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month that is not addressed by the hedge.
When interest rates fall, an unhedged investment in the same high yield bonds will outperform the Fund. The performance of the Fund could be particularly poor if high yield bond credit deteriorates at the same time interest rates fall. Furthermore, when interest rates remain unchanged, an investment in the Fund will underperform a long-only investment in the same high yield bonds due to the ongoing costs associated with short exposure to Treasury securities and other factors.
The Index may also contain a significant allocation to callable high yield bonds, which are subject to prepayment risk; callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or U.S. Treasury Securities. In certain falling interest rate environments, this could result in disproportionately larger losses in the short Treasury positions relative to the gains in the long high yield bond positions attributable to falling interest rates.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Credit Risk — Due to its exposure to debt instruments, the Fund will be subject to credit risk which is the risk that an issuer of debt instruments is unwilling or unable to make timely payments to meet its contractual obligations. When credit risk increases, the price of the debt instruments that comprise the Index will typically decrease. Conversely, when credit risk of the debt instruments decreases, the level of the Index will typically increase. By using sampling techniques, the Fund may be overexposed to certain debt instruments that would adversely affect the Fund upon the markets’ perceived view of increased credit risk or upon a downgrade or default of such instruments. During an economic downturn, rates of default tend to increase. The hedging methodology of the Index does not seek to mitigate credit risk.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to

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decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.
The Fund seeks to mitigate this risk by taking short positions in U.S. Treasury Securities; such short positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments. The Fund does not attempt to mitigate credit risk or other factors which may have a greater influence on its investments than interest rate risk.
●Prepayment Risk — Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the proceeds may be reinvested at lower interest rates.
●Long/Short Risk — The Fund seeks long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. Seeking short exposure may be considered an investment aggressive technique. Any income, dividends, or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
●Restricted Securities Risk — Privately issued securities are restricted securities that are not publicly traded, and may be less liquid than those that are publicly traded. At times, such securities cannot be readily bought or sold and the Fund might be unable to acquire or dispose of such securities promptly or at reasonable prices, which may result in a loss to the Fund. A restricted security that was liquid at the time of purchase may subsequently become illiquid.
●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Correlation Risk — The Fund’s exposure may not be consistent with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund may not have exposure to all of the bonds in the Index, its weighting of the bonds may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [industrials industry group].
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. Because of the nature of high yield bonds, shares typically trade at a larger premium or discount to the value of the Fund’s holdings than shares of many other ETFs.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
FTSE High Yield (Treasury Rate-Hedged) Index[1]	[ ]%	[ ]%	[ ]%
Bloomberg U.S. Aggregate Bond Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-
deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and James Linneman, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and March 2022, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

   Inflation Expectations ETF :: 35
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Investment Objective
ProShares Inflation Expectations ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (the “Index”).
Unlike many traditional bond funds, the Fund is not designed to provide a steady stream of income.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.30]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of the Break-Even Rate of Inflation (“BEI”), or the difference in yield between a U.S. Treasury bond and a U.S. Treasury Inflation-Protected Securities (“TIPS”). The Index measures the performance of three positions: (1) a long position in the most recently issued 30-year TIPS; (2) a duration-matched short position in U.S. Treasury bonds; and (3) a cash equivalent security that represents the interest earned on the short position. The Index’s positions are reset each month. The Index is constructed and maintained by FTSE International Limited. More information about the Index can be found using the Bloomberg ticker symbol “CFIIRINF.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●U.S. Treasury Securities — The Fund has exposure to securities issued by the U.S. Treasury, in particular the following:
○U.S. Treasury Inflation-Protected Securities — The Fund generally takes long positions (or obtains long exposure via derivatives, as further described below) in TIPS, which are inflation-protected public obligations of the U.S. Treasury. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, the values of both the principal and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as

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stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Breakeven Inflation Investing Risk — The Index tracks the performance of (i) long positions in the most recently issued 30-year TIPS and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index seeks to achieve an overall duration dollar amount of zero. The difference in yield (or spread) between these bonds (Treasury yield minus TIPS yield) is commonly referred to as a BEI and is considered to be a measure of the market’s expectations for inflation over the relevant period. The level of the Index (and the Fund) will fluctuate based on changes in the value of the underlying bonds, which will likely not be the same on a percentage basis as changes in the BEI. The Index is not designed to measure or predict the realized rate of inflation, nor does it seek to replicate the returns of any price index or measure of actual consumer price levels. Changes in the BEI are based on the TIPS and U.S. Treasury markets, interest rate and inflation expectations, and fiscal and monetary policy.
There is no guarantee that these factors will combine to produce any particular directional changes in the Index over time, or that the Fund will retain any appreciation in value over extended periods of time, or that the returns of the Index or the Fund will track or outpace the realized rate of inflation, or any price index or measure of actual consumer price levels. It is possible that the returns of the Index or the Fund will not correlate to (or may be the opposite of) the change in the realized rate of inflation, or any price index, or measure of actual consumer price levels. Furthermore, while the BEI provides exposure to inflation expectations, it may also be influenced by other factors, including premiums related to liquidity for certain bonds as well as premiums surrounding the uncertainty of future inflation. These other factors may impact the level of the Index or the value of the Fund in unexpected ways and may cancel out or even reverse the impact of changes in inflation expectations. As a result, an investment in the Fund may not serve as an effective hedge against inflation.
●Hedging Risk — The Index seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of TIPS. The short positions in U.S. Treasury Securities are not intended to mitigate inflation risk or other factors influencing the BEI, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the TIPS positions. The hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. When interest rates fall, an unhedged investment in the same TIPS will outperform the Fund. The performance of the Fund could be particularly poor if the BEI deteriorates at the same time Treasury interest rates fall. Furthermore, when interest rates remain unchanged, an investment in the Fund will underperform a long-only investment in the same TIPS due to the ongoing costs associated with short exposure to Treasury securities.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation

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risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Inflation-Indexed Security Risk — The value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase, and tend to increase when real interest rates decrease. Real interest rates are generally measured as a nominal interest rate less an inflation rate.
●U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.
The Fund seeks to mitigate this risk by taking short positions in U.S. Treasury Securities; such short positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments. The Fund does not attempt to mitigate credit risk or other factors which may have a greater influence on its investments than interest rate risk.
●Prepayment Risk — Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the proceeds may be reinvested at lower interest rates.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Long/Short Risk — The Fund seeks long exposure to certain financial instruments and short exposure to certain other financial instruments. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. Seeking short exposure may be considered an

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investment aggressive technique. Any income, dividends, or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
In addition, the Fund may gain enhanced long exposure to certain financial instruments (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
FTSE 30-Year TIPS (Treasury Rate- Hedged) Index1,[2]	[ ]%	[ ]%	[ ]%
Bloomberg U.S. Aggregate Bond Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
2
Index performance through April 17, 2016 reflects the performance of the Credit Suisse 30-Year Inflation Breakeven Index. Index performance beginning on April 18, 2016 reflects the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index. Effective April 1, 2026 the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index was restated to reflect the re-addition of reinvestment return on the cash equivalent security.

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Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and James Linneman, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and March 2022, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other finan cial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Investment Grade — Interest Rate Hedged (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of investment grade corporate debt. The Index measures the performance of two positions: (1) a long position in investment-grade corporate bonds; and (2) a duration-matched short position in U.S. Treasury bonds.
The long position of the Index may include fixed-rate, fixed-to-floating rate, and zero-coupon corporate bonds that are rated at least BBB- by Standard and Poor’s Financial Services, LLC or Baa3 by Moody’s Investors Service, Inc. Bonds included in the long portion of the Index are weighted based on market capitalization, subject to a limit of 3% on any one issuer.
The short position of the Index is designed to hedge the duration and yield curve exposure of the long position. The Index seeks to use this short position to mitigate the potential negative impact of rising U.S. Treasury interest rates on the performance of investment-grade bonds.
The Index’s positions are reset each month. The Index is constructed and maintained by FTSE International Limited. More information about the Index can be found using the Bloomberg ticker symbol “CFIIIGHG.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index) and invest at least 80% of its total assets in investment grade bonds.
The Fund will invest principally in the financial instruments listed below.
●Debt Instruments — The Fund invests in debt instruments, primarily investment grade bonds, that are issued by corporate issuers that are rated “investment-grade” by both Moody’s and S&P. Credit rating agencies evaluate issuers and assign ratings based on their opinions of the issuer’s ability to pay interest and principal as scheduled. The bonds invested in by the Fund may include USD-denominated bonds issued by foreign-domiciled companies that are offered for sale in the United States.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, ETFs, interest rates or indexes. The Fund invests in derivatives (e.g. [futures contracts]) as a substitute for obtaining short exposure in Treasury Securities but may also do so to a limited extent to obtain investment grade bond exposure. These derivatives principally include:
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future. The Fund will use futures contracts to obtain short exposure to U.S. Treasury Securities.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times

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in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Hedging Risk — The Index seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of investment grade bonds. The short positions in Treasury Securities are not intended to mitigate credit risk or other factors influencing the price of investment grade bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long investment grade bond positions. The hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month that is not addressed by the hedge.
When interest rates fall, an unhedged investment in the same investment grade bonds will outperform the Fund. Performance of the Fund could be particularly poor if investment grade credit deteriorates at the same time that interest rates fall. Furthermore, when interest rates remain unchanged, an investment in the Fund will underperform a long-only investment in the same investment grade bonds due to the ongoing costs associated with short exposure to Treasury securities or other factors.
There is no guarantee the Fund will have positive returns, even in environments of sharply rising Treasury interest rates in which the Fund’s short positions might be expected to mitigate the effects of such rises.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Credit Risk — Due to its exposure to debt instruments, the Fund will be subject to credit risk which is the risk that an issuer of debt instruments is unwilling or unable to make timely payments to meet its contractual obligations. When credit risk increases, the price of the debt instruments that comprise the Index will typically decrease. Conversely, when credit risk of the debt instruments decreases, the level of the Index will typically increase. By using sampling techniques, the Fund may be overexposed to certain debt instruments that would adversely affect the Fund upon the markets’ perceived view of increased credit risk or upon a downgrade or default of such instruments. During an economic downturn, rates of default tend to increase. The hedging methodology of the Index does not seek to mitigate credit risk.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.
The Fund seeks to mitigate this risk by taking short positions in U.S. Treasury Securities; such short positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments. The Fund does not attempt to mitigate credit risk or other factors which may have a greater influence on its investments than interest rate risk.
●Prepayment Risk — Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the proceeds may be reinvested at lower interest rates.
●Long/Short Risk — The Fund seeks long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. Seeking short exposure may be considered an investment aggressive technique. Any income, dividends, or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

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●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Correlation Risk — The Fund’s exposure may not be consistent with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund may not have exposure to all of the bonds in the Index, its weighting of the bonds may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index[1]	[ ]%	[ ]%	[ ]%
Bloomberg U.S. Aggregate Bond Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-
deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and James Linneman, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and March 2022, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares K-1 Free Crude Oil ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Bloomberg Commodity Balanced WTI Crude Oil IndexSM (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of three separate contract schedules for West Texas Intermediate (“WTI”) Crude Oil futures. One-third of the index measures the performance of contracts that expire monthly. Each month, this portion of the Index rolls from the current futures contract into the following month’s contract. Another third of the Index measures the performance of futures contracts that expire annually in June. In March, this portion of the Index rolls from the current June futures contract into the following year’s June contract. The remaining third of the Index measures the performance of futures contracts that expire annually in December. In September, this portion of the Index rolls from the current December futures contract into the following year’s December contract. The Index is reset to equal weight in March and September. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “BCBCLI.”
In order to maintain its exposure to WTI crude oil futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a short term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a short term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will be selling the expiring contract at a relatively higher price and buying a longer-dated contract at a relatively lower price.
The weighting (i.e., percentage) of each of the three contract schedules included in the Index fluctuate above or below one-third between the semi-annual reset dates due to changing futures prices and the impact of rolling the futures positions. As a result, the weighting of each contract in the Index will “drift” away from equal weighting. The Index reflects the cost of rolling the futures contracts included in the Index, without regard to income earned on cash positions.
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, ETFs, exchange-traded commodity pools, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to

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gain exposure to the Index. These derivatives principally include:
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Exchange-Traded Products (ETPs) — The Fund invests in ETPs or exchange-traded funds (“ETFs”) including registered investment companies and exchange-traded commodity pools. ETPs are types of securities that derive their value from a basket of securities such as stocks, bonds, commodities or indices, and trade intra-day on a national exchange. ETFs are typically open-end investment companies or unit investment trusts whose shares represent an interest in a portfolio of securities. Exchange traded commodity pools are investment vehicles who shares represent an interest in a portfolio of commodities or derivatives whose value is derived from commodities. The Fund may invest in ETPs that are sponsored by an affiliate of the Advisor.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
The Fund expects to gain exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk — The Fund obtains investment exposure through the use of commodity futures and does not invest directly in physical commodities. The Fund does not invest in nor seek exposure to the current “spot” or cash price of physical crude oil. Crude oil futures contracts typically perform very differently from, and commonly underperform, the spot price of crude oil due to current (and futures expectations of) factors such as storage costs, supply and demand and geopolitical risks. Market conditions and expectations, position limits, collateral requirements, availability of counterparties and other factors may limit the Fund’s ability to achieve the desired exposure to WTI crude oil futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses.
●Market and Volatility Risk — The value of commodity futures contracts typically is based in great part upon the price movements of a physical commodity and the market’s expectations for such moves in the future. The value of the Fund’s investments – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. Global events such as government interventions, treaties and trading, inter- or intrastate conflict, weather or other natural disasters, changes in supply or production, changes in activity of crude oil commodity producing companies, countries and/or organizations, and changes in speculators’ and/or investor’s demand can cause extreme levels of volatility. Furthermore, since commodities are generally denominated in USD, a strengthening U.S. dollar can also cause significant

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declines in commodity prices. An active trading market may not exist for certain commodities. Each of these factors and events could have a significant negative impact on the Fund.
●Risks Specific to the Crude Oil Markets — Several factors may affect the price of crude oil and, in turn, the crude oil instruments and other assets, if any, owned by the Fund. These factors include, but are not limited to, significant increases or decreases in the available supply or demand of crude oil, storage costs, technological factors related to new or improved extraction, refining and processing equipment and/or methods, a significant change in the attitude of speculators and investors towards crude oil, large purchases or sales of crude oil by governments or large institutions, other political factors such as new regulations or political discord in oil producing countries, as well as a significant increase or decrease in crude oil hedging activity by crude oil producers. Contemporaneous with the onset of the COVID-19 pandemic in the U.S., crude oil markets experienced shocks to the supply of and demand for crude oil. This led to an oversupply of crude oil, which impacted the price of crude oil and futures contracts on crude oil and caused historic volatility in the market for crude oil and crude oil futures contracts. In April 2020, these market conditions contributed to a period of “extraordinary contango” that resulted in a negative price in the May 2020 WTI crude oil futures contract. If all or a significant portion of the futures contracts held by the Fund at a future date were to reach a negative price, investors in the Fund could lose their entire investment.
On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets for securities and commodities, including oil. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of the futures in which the Fund invests may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted. Impacts from the conflict and related events could have significant impact on the Fund’s performance, and the value of an investment in the Fund may decline significantly. Additionally, the possibility of a continued and prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the crude oil markets. This may increase or decrease volatility of the Funds’ shares.
The U.S. and Israel military action against Iran that began in February 2026 and Iran’s responses thereto, including attacks on marine vessels in the Strait of Hormuz, and the
U.S. military operation in Venezuela could result in more widespread conflict and could have a severe adverse effect on the regions and/or the world and the markets for securities and commodities, including oil. How long these conflicts and related events will last and whether they will escalate further cannot be predicted. Impacts from these conflict and related events could have significant impact on a Fund’s performance, and the value of an investment in the Fund may decline significantly.
●Costs of Futures Investment Risk — When a futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such a contract and use the proceeds to buy a futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and the longer-dated contract may be substantial. Contango in the futures markets may have a significant adverse impact on the performance of the Fund and may cause the WTI crude oil futures contracts to underperform spot oil. Both contango and backwardation may limit or prevent the Fund from achieving its investment objective. Extended periods of contango have occurred in the past and can in the future cause significant losses for the Fund. ProShare Advisors will utilize techniques to seek to (a) mitigate the negative impact of contango or, in certain cases, (b) benefit from the backwardation present in the WTI crude oil futures markets. However, there can be no guarantee that ProShare Advisors will be successful in doing so. There can be no assurance that the Fund’s performance will exceed the performance of a strategy that systematically invests in near month crude oil contracts.
●Derivatives Risk — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the WTI crude oil futures market) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. While the futures contracts that the Fund will use will be centrally cleared through exchanges that have been designated as “contracts markets” by the Commodity Futures Trading Commission (“CFTC”), the Fund will still be subject to the risk that a counterparty is unable to meet its contractual obligations. For futures contracts these counterparties

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include both the exchange, which provides a performance guarantee, where the trade is executed, and the futures commission merchant, or brokerage firm, that is a member of the relevant contract market and holds margin on behalf of the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. In commodity broker insolvencies, customers have, in fact, been unable to recover from the broker’s estate the full amount of their “customer” funds. The Fund will be subject to credit risk with respect to the amount the Fund expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. The Fund may engage in futures transactions with a limited number of counterparties, which may increase the Fund’s exposure to credit risk associated with any single counterparty.
Extreme market volatility and economic turbulence in the first part of 2020 led to futures commission merchants increasing margin requirements for certain futures contracts, including nearer-dated WTI crude oil and other oil futures contracts. Some futures commission merchants may impose trading limitations, whether in the form of limits or prohibitions on trading oil futures contracts. If the Fund is subject to increased margin requirements or trading limitations, including exchange position limits, it may not be able to achieve its investment objective.
Finally, with respect to the use of swap agreements, if the WTI crude oil futures market has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the WTI crude oil futures market reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.
●Risks Associated with ETPs — Investing in ETPs generally reflects the risks of owning the underlying instruments it is designed to track. When the Fund invests in ETPs it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment vehicle. These expenses may be in addition to similar expenses of the Fund that shareholders bear directly.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Concentration Risk — The Index and, therefore, the Fund, has a significant portion of its value exposed to WTI Crude Oil futures. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of

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investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Before Tax	[ ]	[ ]	[ ]	9/26/2016
After Taxes on Distribu- tions	[ ]	[ ]	[ ]	—
After Taxes on Distribu- tions and Sale of Shares	[ ]	[ ]	[ ]	—
Bloomberg Commodity Balanced WTI Crude Oil Excess Return Index[1]	[ ]%	[ ]%	[ ]%	—
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2022, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.
The Fund does not issue a Schedule K-1 which is the tax reporting form issued by commodities partnerships. Schedule K-1 typically presents additional complexities, including tax filing delays. Like most other ETFs, the Fund reports income on Form 1099.

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Investment Objective
ProShares Large Cap Core Plus (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the UBS 130/30 Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to replicate a “130/30” investment strategy by establishing either long or short positions in 500 of the leading large-cap U.S. companies (the “Universe”) based on a multi-factor model. A 130/30 investment strategy seeks to provide total long exposure of 130% to companies expected to increase in value and total short 30% exposure to companies expected to decline in value.
Each company in the Universe is scored based on 10 factors that the index provider believes indicate whether a company will increase or decrease in value: 1) Traditional Value; 2) Relative Value; 3) Historical Growth; 4) Expected Growth; 5) Profit Trends; 6) Accelerating Sales; 7) Earnings Momentum; 8) Price Momentum; 9) Price Reversal; and 10) Small Size.
The long portion of the Index consists of the companies with a positive score. Companies are then weighted from highest to lowest score.
The short portion of the Index consists of the companies with a negative score. Companies are then weighted from lowest to highest score.
The Index and the sub-indexes representing the long and short portion of the Index are constructed and maintained by UBS Securities LLC. More information about the Index can be found using the Bloomberg ticker symbol “CS13030.” More information about the long portion of the Index and the short portion of the Index can be found using the Bloomberg ticker symbols “CS130L” and “CS130S.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund

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should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Large-Cap Company Investment Risk — Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Long/Short Risk — The Fund seeks long exposure to certain financial instruments and short exposure to certain other financial instruments. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. Seeking short exposure may be considered an investment aggressive technique. Any income, dividends, or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
In addition, the Fund may gain enhanced long exposure to certain financial instruments (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and information technology industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they

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must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the
Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
UBS 130/30 Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager,

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have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund
(bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Long Online/Short Stores ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the ProShares Long Online/Short Stores Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index consists of a 100% long position in the equity securities contained in the ProShares Online Retail Index (the “Online Index”) and a 50% short position in the equity securities contained in the Solactive-ProShares Bricks and Mortar Retail Store Index (the “Retail Store Index”).
The Online Index is designed to measure the performance of U.S.-listed companies deemed to be “Online Retailers.” Such companies do not rely principally on in-store sales but rather sell primarily through online or other non-store sales channels. More information about the Online Index can be found using the Bloomberg ticker symbol “PSONLINE.”
The Retail Store Index is designed to measure the performance of U.S. retail companies whose retail revenue is derived principally from in-store sales. More information about the Retail Store Index can be found using the Bloomberg ticker symbol “SOEMTYTR.”
Index weights are reset monthly. The Index is constructed and maintained by Solactive AG. More information about the Index can be found using the Bloomberg ticker symbol “PSCLIXTR.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in the component securities of the Online Index. The Fund intends to obtain short exposure to the positions in the Retail Store Index by investing in derivatives.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an

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underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
The Index is created and sponsored by ProShare Advisors and is licensed for use by ProShares Trust.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Long/Short Risk — The Fund seeks long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. Seeking short exposure may be considered an investment aggressive technique. Any income, dividends, or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
●Internet Companies Risk — Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. In addition, the stocks of many internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories. Many internet companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.
●Online Retail Companies Risk — Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cyber security risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security

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breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses. Investing in Online Retailers may be attractive to investors who believe the trend of rising online sales will continue; however, there is no guarantee this trend will continue. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.
●Retailing Industry Risk — The risks of investments in the industry include: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of business days to achieve overall results; and dependence on outside financing, which may be difficult to obtain.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk/Emerging Markets Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging mar ket” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
To the extent the Fund invests in issuers in China, those investments may be made through legal structures known as variable interest entities (“VIEs”). VIEs allow U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, the Fund’s performance) and undermine the enforceability of the VIE structure.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [consumer discretionary industry group].
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related

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risks. As of May 31, 2026, the Index did not have a significant portion of its value in issuers in a single country.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Self-Indexing Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is sponsored by ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. For an Index with exposure to foreign, and especially emerging markets, there may be heightened risks associated with the adequacy and reliability of the information used to calculate the Index, as some foreign markets may have less information available.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the
Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Before Tax	[ ]	[ ]	[ ]	11/14/2017
After Taxes on Distributions	[ ]	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]	—
ProShares Long Online/Short Stores Index[1]	[ ]%	[ ]%	[ ]%	—
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are

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not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since November 2017 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Merger ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P Merger Arbitrage Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.75]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund is designed to track the performance of the Index and provide exposure to a global merger arbitrage strategy.
The Index is designed to measure the performance of a risk arbitrage strategy that exploits commonly observed price changes associated with publicly announced mergers, acquisitions, or other corporate reorganizations.
A global merger arbitrage strategy seeks to capture the spread between the price at which the stock of a company (a “Target”) trades after a proposed acquisition of the Target is announced and the value that the acquiring company (the “Acquirer”) has proposed to pay for the stock of the Target (a “Spread”). A Spread often exists because there is uncertainty that the announced merger, acquisition or other corporate reorganization (a “Deal”) will close, and if it closes, that it will close on the terms the parties initially agreed to. For Deals that close, the price of the Target after the Deal is announced is expected to increase up to the acquisition price by the closing date of the Deal, resulting in a gain. The size of the Spread will depend on several factors, including the perceived risk of the Deal closing and the length of time expected until the Deal is completed. For Deals that are not consummated, the price of the Target commonly falls back to pre-announcement levels, typically resulting in significant losses well in excess of the post-announcement Spread the strategy attempts to capture.
The Index includes up to 40 Deals based on deal size, age and performance. The Index measures the performance of a long position in the Targets of an acquisition, a short position in the Acquirers of an acquisition, and a cash position for any amounts not allocated to existing Deals.
The long portion of the Index consists of up to 40 companies that are currently Targets of the selected Deals. Each Target is initially weighted at 3% of the Index. The short portion of the Index consists of up to 40 companies that are currently the Acquirers in the selected Deals. Each Acquirer is weighted between 0% and 3% of the Index depending on the relative prices of the Target’s and Acquirer’s shares. The cash portion of the Index consists of 3-month U.S. Treasury Bills.
Composition and weight adjustments are made to the Index as required by merger announcements, withdrawals, and

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completions. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPLSAUT.”
The Fund will generally not short any stocks directly but will generally obtain short exposure through derivatives.
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, ETFs, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) as a substitute for investing directly in or making short sales of the securities of the Index, as well as for effecting currency hedging transactions. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Forward Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Risks Related to the Merger Arbitrage Strategy — There is no assurance that any of the Deals reflected in the Index will be successfully completed. In particular, in certain market conditions, it is possible that most or all of the Deals could fail. If any Deal reflected in the Index is not consummated, the Spread between the price offered for the Target and the price at which the shares of the Target trade is expected to widen. In such cases the price of the Target commonly falls back to pre-Deal announcement levels, typically resulting in significant losses well in excess of the post-announcement Spread the strategy attempts to capture. This could adversely affect the performance of the Index and the performance of the Fund. Deals may be terminated, renegotiated, or subject to a longer time frame than initially contemplated due to business, regulatory, or other concerns. Any of these events may negatively impact the performance of the Fund. The Index may also delete transactions under certain circumstances, thus precluding any potential future gains. Also, foreign companies involved in pending mergers or acquisitions may present risks distinct from comparable transactions completed solely within the U.S.
●Long/Short Risk — The Fund seeks long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. Seeking short exposure may be considered an investment aggressive technique. Any income, dividends, or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation

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risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Forward Contract Risk — Payment for the securities pursuant to a forward contract transaction is not required until the delivery date. However, the purchaser assumes the risks of ownership (including the risks of price and yield fluctuations) and the risk that the security will not be issued or delivered as anticipated. If a Fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage. Forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction. In addition, [a] Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Risks Related to Foreign Currencies and the Fund’s Currency Hedging Strategy — The Index is denominated in local currencies and does not reflect the impact of currency movements that can affect U.S. investors (such as the Fund) in such securities. The Fund will generally attempt to match the Index by hedging against exposure to foreign currencies. These hedges will in many cases not fully eliminate the exposure to a particular currency. In addition, interest rate differentials and additional transaction costs can diminish the effectiveness of a particular hedging position. All of these factors may cause additional correlation risk. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [consumer discretionary and industrials industry groups].
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household

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income and consumer spending; severe competition; and changes in demographics and consumer tastes.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Merger Arbitrage Index[1]	[ ]%	[ ]%	[ ]%
S&P Total Market Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.

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Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

   Metaverse ETF :: 63
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Investment Objective
ProShares Metaverse ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Solactive Metaverse Theme Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies that provide or use innovative technologies to offer products and services around the metaverse. “Metaverse” is a term used to refer to a “digital world” or a future iteration of the internet. The Metaverse is characterized by virtual worlds that create a simulated environment – as well as augmented reality where the real-world environment is enhanced by computer generated sensory information. The Metaverse is expected to allow people to engage in new ways, such as through internet-based interactions, online gaming and transactions. The Metaverse is enabled by several connected technologies, such as virtual and augmented reality, digital environments, artificial intelligence and advanced computing.
The index provider uses a natural language processing algorithm to identify companies that fall into one or more of the following categories: (1) Metaverse Technology: Produces technology, infrastructure or hardware used to develop or operate in the Metaverse, including technologies for virtual and augmented reality; (2) Metaverse Platforms: Provides or develops non-physical, virtual environment or digital worlds where users and businesses can interact through virtual technologies, including platforms and services that facilitate virtual marketplaces and social network platforms; (3) Metaverse Devices: Produces devices used to access or interact with the Metaverse, including the production of wearable devices and specialized visuals and audio or gaming equipment used for interacting in virtual and augmented reality; (4) Interchange Standards: Develops and distributes tools, formats, services and engines that facilitate the creation of the Metaverse by setting actual standards that provide a common set of operating principles, language or expectations that allow for the creation, operation and ongoing improvement to the Metaverse; and (5) Data Processing: Provides computing power to support the Metaverse, including high-intensity data processing services such as rendering, data matching and synchronization or motion capturing
The index provider determines whether a company falls into those categories by using an automated scan of company filings and other public information to search for terms and phrases which the index provider believes will identify companies that have or are expected to have significant exposure to the provision of products and/or services that contribute to the Metaverse industry. Each company identified receives a score, as determined by the automated scan, that reflects its exposure to the Metaverse industry.
The index provider reviews each company and excludes any company that does not have relevant business exposure. Selected companies must obtain 50% of their revenue from Metaverse related business operations. Companies in the following FactSet Industries are excluded from the Index: (1) Major Pharmaceuticals, (2) Other Pharmaceuticals, (3) Original Equipment Manufacturer Auto Parts, (4) Major Telecommunications, (5) Specialty Telecommunications, (6) Wireless Telecommunications, and (7) Food Retail.
The remaining companies are then ranked based on the assigned score. The top 40 companies are selected into the Index. Companies with higher scores receive more weight, and the 10 largest companies by market capitalization get

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extra weight. The Index’s composition and the assigned weights are reevaluated in June and December. The Index is constructed and maintained by Solactive AG. More information about the Index can be found using the Bloomberg ticker symbol “SOMETAV.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Metaverse Companies Risk — The Metaverse is a developing technology and is subject to risks associated with a developing technology which include, but are not limited to, small or limited markets for their securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Companies in Metaverse-related businesses, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. These companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. Such companies typically face intense competition and loss or impairment of intellectual property rights. These companies may be significantly affected by service disruptions caused by hardware or software failures and by cybersecurity attacks. They may also be impacted by privacy concerns and laws, evolving internet regulation and other foreign or domestic regulations that may limit or otherwise affect their operations. There is no guarantee that the products or services produced by companies in Metaverse-related businesses will be successful.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not metaverse-related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its metaverse-related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index,

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its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [communication services and information technology industry groups].
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance.
This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	3/15/2022
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
Solactive Metaverse Theme Index[1]	[ ]%	[ ]%	—
MSCI ACWI[1]	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

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Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since March 2022.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, inves tors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   MSCI EAFE Dividend Growers ETF :: 67
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Investment Objective
ProShares MSCI EAFE Dividend Growers ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the MSCI EAFE Dividend Masters Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the MSCI EAFE Index that have consistently increased dividends every year for at least 10 years. The MSCI EAFE
Index is designed to measure the performance of large and mid-capitalization companies across 21 developed market countries around the world, excluding the U.S. and Canada. As of May 31, 2026, this included companies from the following countries: [Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom]. The Fund’s Index selects a minimum of 40 companies. These companies are equally weighted in the Index. The Index’s composition is reevaluated annually in November and the weightings are reset to equal weight each quarter in February, May, August, and November. The Index is constructed and maintained by MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “M1EADMAR.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Principal Risks
You could lose money by investing in the Fund.
●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [health care, industrials and information technology industry groups].
○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in [Japan and the United Kingdom].
○Japanese Investments Risk — Investments in Japan are subject to risks including, but not limited to political, economic, or social instability in Japan; risks associated with Japan’s large government deficit; the prevalence and likelihood of natural disasters in Japan; and heavy dependence on international trade and reliant on imports for its commodity needs. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations.
○United Kingdom Investments Risk — The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners. As a result, the British economy may be impacted by the institution of tariffs or other trade barriers as well as changes to the economic condition of the United States and other European countries.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform

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other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
MSCI EAFE Dividend Masters Index[1]	[ ]%	[ ]%	[ ]%
MSCI EAFE Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that are adjusted to reflect the reduction of any withholding taxes and the reinvestment of dividends paid by companies in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information

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about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objective
ProShares MSCI Emerging Markets Dividend Growers ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the MSCI Emerging Markets Dividend Masters Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the MSCI Emerging Markets Index that have consistently increased dividends every year for at least seven years. The MSCI Emerging Markets Index is designed to measure the performance of large and mid-capitalization companies across emerging market countries. As of May 31, 2026, this included companies from the following countries: [Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates]. The Fund’s Index selects a minimum of 40 companies. These companies are equally weighted in the Index. The Index’s composition is reevaluated annually in November and the weightings are reset to equal weight each quarter in February, May, August, and November. The Index is constructed and maintained by MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “M1EMDMAR.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each

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component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
To the extent the Fund invests in issuers in China, those investments may be made through legal structures known as variable interest entities (“VIEs”). VIEs allow U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, the Fund’s performance) and undermine the enforceability of the VIE structure.
On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets for securities and commodities, including oil. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of the futures in which the Fund invests may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted. Impacts from the conflict and related events could have significant impact on the Fund’s performance, and the value of an investment in the Fund may decline significantly. Additionally, the possibility of a continued and prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the crude oil markets. This may increase or decrease volatility of the Funds’ shares.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. In certain “restricted market” countries (which limit the ability of non-nationals to transact in those countries’ currencies), the Fund will be limited in its ability to use multiple dealers to obtain exchange rates. This may result in potentially higher costs for the Funds, and increased correlation risk. Further limitations on dealers may cause delays in execution, which may also increase correlation risk.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of

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May 31, 2026, the Index had a significant portion of its value in issuers in the [consumer staples, financials and information technology industry groups].
○Consumer Staples Industry Risk — The risks of investments in the industry include: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in [China and India].
○Chinese Investments Risk — Investments in securities of issuers in China include risks such as, less developed or less efficient trading markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; institution of tariffs or other trade barriers; uncertainty surrounding trading suspensions; and a lack of publicly available information China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets.
○Indian Investments Risk — Investments in securities of issuers in India include risks such as, greater government control over the economy, including the risk that the Indian government may decide not to continue to support economic reform programs, political and legal uncertainty, competition from low-cost issuers of other emerging economies, institution of tariffs or other trade barriers, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. India has been prone to natural disasters, such as earthquakes and tsunamis which could have a significant negative impact on its economy.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%

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Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Before Tax	[ ]	[ ]	[ ]	1/25/2016
After Taxes on Distribu- tions	[ ]	[ ]	[ ]	—
After Taxes on Distribu- tions and Sale of Shares	[ ]	[ ]	[ ]	—
MSCI Emerging Markets Dividend Masters Index[1]	[ ]%	[ ]%	[ ]%	—
MSCI Emerging Markets Index[1]	[ ]%	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio
Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objective
ProShares MSCI Europe Dividend Growers ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the MSCI Europe Dividend Masters Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the MSCI Europe Index that have consistently increased dividends every year for at least 10 years. The MSCI
Europe Index is designed to measure the performance of large and mid-capitalization companies across developed market countries in Europe. As of May 31, 2026, this included companies from the following [15] countries: [Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom]. The Fund’s Index selects a minimum of 25 companies that have increased their dividends every year for at least 10 years. These companies are equally weighted in the Index. The Index’s composition is reevaluated annually in November and the weightings are reset to equal weight each quarter in February, May, August, and November. The Index is constructed and maintained by MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “MXCXEDMR.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Principal Risks
You could lose money by investing in the Fund.
●European Investments Risk — Many countries are members of the European Union (the “EU”) and all European countries may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European countries (including the United Kingdom) have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, institution of tariffs or other trade barriers, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading partners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in European countries or denominated in euro, their trading partners, or other European countries, these events may negatively impact the performance of the Fund.
On February 24, 2022, Russia commenced a military attack on Ukraine. The military incursion has led to, and may lead to additional sanctions being levied by the United States, European Union, United Kingdom and other countries against Russia. Russia’s military incursion and the resulting sanctions and other rapidly evolving measures in response could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments. The severity, extent and duration of the military conflict, sanctions and resulting market disruptions are impossible to predict, but could have a material adverse effect on the European region and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on the Fund’s performance and the value of an investment in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [health care and industrials industry groups].

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○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in [Switzerland and the United Kingdom].
○Swiss Investments Risk — Investments in securities of issuers in Switzerland may involve risks such as legal, regulatory, political, currency, security, and economic risks as well as including negative impacts to international trade which is a large component of the Swiss economy.
○United Kingdom Investments Risk — The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners. As a result, the British economy may be impacted by the institution of tariffs or other trade barriers as well as changes to the economic condition of the United States and other European countries.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
MSCI Europe Dividend Masters Index[1]	[ ]%	[ ]%	[ ]%
MSCI EAFE Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are

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not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   MSCI Transformational Changes ETF :: 79
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Investment Objective
ProShares MSCI Transformational Changes ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the MSCI Global Transformational Changes Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies associated with one or more of the following themes:
Future of Work, Digital Consumer, Genomic & Telehealth, and Food Revolution. The index provider uses natural language processing and data analysis techniques to identify companies that fall within these themes:
●Future of Work: The Index is designed to select companies that have high exposure to cybersecurity; industrial automation; machine learning and artificial intelligence; digital transactions and blockchain technology; and cloud computing, internet of things, and remote collaboration
●Digital Consumer: The Index is designed to select companies that have high exposure to e-commerce; social media; and e-gaming.
●Genomics and Telehealth: The Index is designed to select companies that have high exposure to gene editing and therapy; molecular diagnostics; targeted therapeutics and stem cell therapy; bioinformatics; bio hardware; and digital health and remote care.
●Food Revolution: The Index is designed to select companies that have high exposure to sustainable and responsible farming; plant-based meat substitutes and agricultural technology; food delivery technology; and biosecurity and zoonotic disease mitigation.
The Index includes companies in the MSCI ACWI Investable Market Index (“MSCI ACWI”). MSCI ACWI is designed to measure the performance of large, mid, and small-capitalization companies across developed and emerging markets. The Fund’s Index selects companies and assigns their weights based on the amount of revenue they earn in business segments related to each theme and their market capitalization. The Index’s composition and assigned weights are reevaluated semi-annually in May and November. The Index is constructed and maintained by MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “MXGLTRCH.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

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○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [communication services, health care and information technology industry groups].
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.

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○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third party provider to identify securities that reflect Transformational Changes will achieve its intended results or that the Transformational Changes the Fund seeks to benefit from will result in positive returns. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Before Tax	[ ]	[ ]	[ ]	10/14/2020
After Taxes on Distributions	[ ]	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]	—
MSCI Global Transforma- tional Changes Index[1]	[ ]%	[ ]%	[ ]%	—
S&P Global 1200 Index[1]	[ ]%	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are

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not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since October 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   Nanotechnology ETF :: 83
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Investment Objective
ProShares Nanotechnology ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Solactive Nanotechnology Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies that have business operations in the field of nanotechnology. The index provider uses a natural language process ing algorithm to identify companies that fall into one or more of the following categories: (1) production of nanotechnology, which can be defined as the use of matter on an atomic and molecular level; (2) active in the fields of nanomedicine, nanomaterials, nanoelectronics, nanometrology or molecular nanotechnology; and (3) development of technologies that promote advances in or research related to nanotechnologies.
The index provider determines whether a company falls into those categories by using an automated scan of company filings and other public information to search for terms and phrases which identify companies that have or are expected to have significant exposure to nanotechnology. The index provider reviews each company and excludes any company that does not have relevant business exposure. The identified companies are then ranked based on the level of exposure to nanotechnology, as determined by the automated scan. The top 30 companies are selected into the Index. Selected companies are weighted based on market capitalization, subject to a 4.5% limit for any single company. The Index’s composition and the assigned weights are reevaluated every May and November. The Index is constructed and maintained by Solactive AG. More information about the Index can be found using the Bloomberg ticker symbol “SOLNANON.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components

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of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Nanotechnology Investing Risk — Nanotechnology is a relatively new form of technology and is subject to risks associated with a developing industry including limited product lines, markets, and financial resources as well as challenges to scalability of production. There is no guarantee that the products or services offered by companies in this business will be successful. Nanotechnology companies typically face intense competition, cyclical economic patterns, shifting consumer preferences, evolving industry standards, frequent new product introductions, evolving regulation, rapid changes in technology, loss or impairment of intellectual property rights, and potentially rapid product obsolescence. These companies may face increased scrutiny from regulators and legislators . They may be subject to scientific, technological and commercialization risks. Nanotechnology companies typically engage in significant amounts of spending on research and development. Such companies are also susceptible to operational and information security risks including those associated with hardware or software failures and security breaches.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not nanotechnology related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated busi ness line of a company underperforms its nanotechnology related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk/Emerging Markets Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of

   Nanotechnology ETF :: 85
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May 31, 2026, the Index had a significant portion of its value in issuers in the [information technology industry group].
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index did not have a significant portion of its value in issuers in a single country.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third-party provider to identify companies whose business is nanotechnology related will achieve its intended result. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the
Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	10/26/2021
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
Solactive Nanotechnology Index[1]	[ ]%	[ ]%	—
S&P Global 1200 Index[1]	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

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Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since September 2021 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   Nasdaq-100 Dorsey Wright Momentum ETF :: 87
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Investment Objective
ProShares Nasdaq-100 Dorsey Wright Momentum ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Nasdaq-100 Dorsey Wright Momentum Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of the 21 securities from the Nasdaq-100 Index with the highest momentum. The Nasdaq-100 Index is designed to measure the performance of 100 of the largest non-financial companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. companies). The index provider ranks each company in the Nasdaq-100 Index based on relative performance using its proprietary “Relative Strength” momentum measure. The 21 companies with highest Relative Strength are selected. These companies are equally weighted in the Index. The Index’s composition is reevaluated and the weightings are reset to equal weight each quarter in January, April, July and October. The Index is constructed and maintained by Dorsey, Wright & Associates, LLC. More information about the Index can be found using the Bloomberg ticker symbol “NDXDWA.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid,

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or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Momentum Investing Risk — Momentum investing emphasizes selecting stocks that have higher recent price performance compared to other stocks. Momentum can change quickly and changes may occur between Index reconstitutions. Companies that previously exhibited high momentum may underperform other companies that did not exhibit high momentum. Certain investment styles may fall in and out of favor. If momentum investing is out of favor, the Fund’s performance may lag behind other funds using different investment styles.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other fac tors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [communication services and consumer discretionary industry groups].
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

   Nasdaq-100 Dorsey Wright Momentum ETF :: 89
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Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	5/18/2021
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
Nasdaq-100 Dorsey Wright Momentum Index[1]	[ ]%	[ ]%	—
Nasdaq Composite Index[1]	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since May 2021.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

90 :: Nasdaq-100 Dynamic Buffer ETF
PROSHARES.COM

Investment Objective
ProShares Nasdaq-100 Dynamic Buffer ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Nasdaq-100 Dynamic Buffer Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index incorporates a patent-pending Dynamic Buffer Strategy developed by ProShare Advisors that aims to provide upside participation in the Nasdaq-100, with downside mitigation and lower volatility.
On days when the Nasdaq-100 rises, the Index is designed to participate in the performance of the Nasdaq-100 up to a daily cap less the cost of implementing the Dynamic Buffer Strategy. On days when the Nasdaq-100 falls, the Index is designed to mitigate losses through a daily buffer designed to protect against the first 1% to as much as 5% of any loss that day less the cost of implementing the Dynamic Buffer Strategy. Both the daily cap and the daily buffer are also subject to the impact of certain factors associated with executing this strategy including the time the strike price of the options used to execute the strategy is determined, as discussed in more detail below. The cost of implementing the Dynamic Buffer Strategy and the impact of market movements after the strike price of the options transactions underlying the strategy has been determined may substantially impact the protection provided by the buffer and the level of the cap.
Both the daily cap and the daily buffer are adjusted based on expected volatility. When expected volatility is higher, the daily cap and the daily buffer are designed to be higher. See “Dynamic Buffer Strategy Risk” herein for important additional information about the strategy and the level of the daily buffer and cap.
The Index measures the performance of this Dynamic Buffer Strategy based on the Nasdaq-100 Index using a long position in the Nasdaq-100 Index along with three different Nasdaq-100 Index options that have one day to expiration.
The long position in the Nasdaq-100 Index is designed to measure the performance of the 100 largest Nasdaq-listed non-financial companies. The long component includes non-financial companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. companies). The top 100 companies based on market capitalization are selected. These companies are then weighted based on market capitalization.
The three Nasdaq-100 Index options include a purchased put, a written put, and a written call. Put options are contracts that give the buyer the right, but not the obligation, to sell an underlying security at a specified price (“strike price”) on a specific date (“expiration date”). Call options are contracts that give the buyer the right, but not the obligation, to buy an underlying security at the strike price on the expiration date.
The purchased put option component of the Index is designed to measure the performance of approximately at-the-money Nasdaq-100 Index put options with one day to expiration. The strike price for these purchased put options creates a buffer designed to protect against losses in the Nasdaq-100 Index.
The written put option component of the Index is designed to measure the performance of out-of-the money Nasdaq-100 Index put options with one day to expiration. The strike price

   Nasdaq-100 Dynamic Buffer ETF :: 91
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for these written put options limits the size of the buffer. The size of the buffer will vary each day based on expected volatility.
The written call option component of the Index is designed to measure the performance of out-of-the-money Nasdaq-100 Index call options with one day to expiration. The strike price for these options creates a cap on the upside participation in the Nasdaq-100 Index. The size of the cap will vary each day based on a measure of expected volatility. The options measured are traded on national securities exchanges. The Index’s option positions are reestablished each day.
The Fund will obtain exposure to the options component of the Index through swap agreements and will not write or purchase options.
The Index is rebalanced and reconstituted each day. The Index is maintained by Nasdaq, Inc. More information about the Index can be found using the Bloomberg ticker symbol “NDXDBI.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swaps based on the options portion of the Index and Nasdaq-100 Index futures contracts]) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Dynamic Buffer Strategy Risk – There can be no guarantee that the Fund will provide protection against downside losses or provide upside participation in the Nasdaq-100 Index on a daily basis or over longer periods of time.
The daily cap and daily buffer for each business day are determined based on a measure of expected volatility for the prior business day. The following table illustrates the impact of expected volatility on the level of the daily cap and the size of the daily buffer. The table uses hypothetical expected volatility levels to illustrate the impact of expected volatility on the daily cap and daily buffer. The table does not represent actual Index or Fund performance. The table does not reflect the impact of costs, such as options premiums and transaction costs, and the impact of other factors associated with implementing the strategy (discussed below) that may substantially lower the amount of both the buffer and the cap.

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Hypothetical Daily Buffer & Cap Levels
Expected Volatility Level	Daily Buffer	Daily Cap
5	1.00%	0.28%
10	1.00%	0.56%
15	1.00%	0.83%
20	1.33%	1.11%
25	1.67%	1.39%
30	2.00%	1.67%
35	2.33%	1.94%
40	2.67%	2.22%
45	3.00%	2.50%
50	3.33%	2.78%
55	3.67%	3.06%
60	4.00%	3.33%
65	4.33%	3.61%
70	4.67%	3.89%
75	5.00%	4.17%
80	5.00%	4.44%
The historical average daily expected volatility level and Nasdaq-100 Index returns for the five-year period ended [May 31, 2026] are provided below. Historical expected volatility levels and Nasdaq-100 Index returns do not predict future expected volatility levels and Nasdaq-100 Index returns.
Summary Statistics – Daily, [6/1/2021 – 5/31/2026]
Cboe Nasdaq-100 Volatility Index	Average Level	[20.65]
Nasdaq-100 Index	Average Return	[0.07%]
	Average Gain	[1.06%]
	Average Loss	[-1.17%]
	Largest Gain	[12.02%]
	Largest Loss	[-6.07%]
An investor’s ability to realize the daily buffer and performance up to the daily cap will be negatively impacted by the costs associated with the implementation of the Dynamic Buffer Strategy, which include options premiums, transaction costs and other expenses, as well as the Fund’s ongoing operating expenses. These costs and expenses have the effect of reducing, or under certain conditions, eliminating the Fund’s ability to participate in market upswings or provide a buffer against market downturns.
An investor’s ability to realize the daily buffer and performance up to the daily cap may be positively or negatively impacted by market events occurring during the prior business day after the strike price of the options contracts reflected in the Index has been set. The Index is designed to determine the daily buffer and daily cap for each business day based on the level of the Nasdaq-100 Index and a measure of expected volatility the prior business day at 2:40 p.m. Eastern Time, prior to the close of equity markets at 4:00 p.m. Eastern Time. As a result, market movements between 2:40 p.m. and 4:00 p.m. that day could have a significant impact (positive or negative) on the level of downside protection or upside participation provided by the Fund on the next business day. For example, the buffer and cap for the Fund on a given day (e.g., Tuesday) are set prior to the equity market close on the preceding business day (e.g., Monday). This means that the level of downward protection (buffer) or upward participation (cap) available to an investor on Tuesday is impacted by market movements occurring after 2:40 but before the close of the market the prior day (e.g., Monday). Significant market moves towards the end of a trading day can significantly reduce the amount of downside protection (buffer) and the level of upside market participation (cap) available to investors and, under certain conditions, can eliminate an investor’s ability to participate in market upswings or benefit from a buffer against market downturns.
Investors who buy or sell shares intraday should not expect the daily buffer and the daily cap to apply based on the value of the Nasdaq-100 Index and the level of volatility at the time they buy or sell their shares.
○Downside Buffer Risk – The Dynamic Buffer Strategy is designed to protect against the first 1% to as much as 5% of any loss each day, before costs and other factors associated with executing the strategy. There can be no guarantee that the Dynamic Buffer Strategy will be successful in protecting against any level of downside losses. The Fund does not provide principal protection. You may lose money.
○Upside Participation Risk – The Dynamic Buffer Strategy seeks to provide upside participation in the Nasdaq-100 Index up to a daily cap, before costs and other factors associated with executing the strategy. There can be no guarantee that the Dynamic Buffer Strategy will provide upside participation even in rising markets.
As a result of the Dynamic Buffer Strategy, the Fund may underperform the Nasdaq-100 Index. For example, the Fund may underperform the Nasdaq-100 Index in periods of flat or above average Nasdaq-100 Index returns as the daily cap limits the Fund’s upside participation. Above average expected volatility may increase the extent of the underperformance. In addition, a Dynamic Buffer Strategy utilizing options with one day to expiration may underperform traditional buffer strategies based on weekly or monthly options.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.

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●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. The Fund may have exposure to a single counterparty or a small number of counterparties which increases the risk that the Fund’s performance will decline based on the credit of a single counterparty and that the Fund will be unable to obtain exposure consistent with its investment objective if one counterparty fails to meet its contractual obligations.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [semiconductors and semiconductor equipment and software and services industry groups].
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Semiconductors and Semiconductor Equipment Industry Risk — Companies in this sector may experience: intense competition, wide fluctuations in securities prices due to risks of rapid obsolescence of products, significant research costs, and limited product lines, markets, financial resources or personnel. Companies in this sector may also be affected by risks that affect the broader technology sector.
○Software and Services Industry Risk — Companies in this industry may experience: competitive pressures, such as aggressive pricing, technological developments, cyclical market patterns, changing domestic demand, the ability to attract and retain skilled employees, and dependence on intellectual property rights and potential loss or impairment of those rights.

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●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors, however the Dynamic Buffer Strategy is a patent-pending process developed by ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk – The Fund’s investment strategy may result in the Fund being subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions may not be eligible to be treated as qualified dividend income for non-corporate shareholders or for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Nasdaq-100 High Income ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Nasdaq-100 Daily Covered Call Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to replicate the performance of an investment strategy that combines a long position in the Nasdaq-100 Index with a short position in Nasdaq-100 Index call options. This combination is often referred to as a “covered call” strategy. Generally, in pursuing a covered call strategy, an investor holding a certain security sells (or “writes”) a call option on the same security in an attempt to generate additional income.
In particular, the Index is designed to replicate a daily covered call strategy that sells call options with one day to expiration each day (“daily covered call”). A Nasdaq-100 daily covered call strategy seeks to generate high income with total return and risks similar to the Nasdaq-100 over the long term. Compared to a similar strategy using monthly call options, ProShare Advisors believes a daily covered call strategy provides greater total return potential over the long-term.
The seller of a call option receives a payment (“premium”) from the buyer. In this way a covered call strategy provides an investor with additional income in the form of option premiums. The seller is obligated to sell shares of the underlying security to the buyer at a specified price (“strike price”) at a specified date (“expiration date”). At the expiration date, if the price of the underlying security is above the strike price (“in-the-money”), the buyer will exercise the option, benefiting from the ability to purchase the shares from the seller at a price lower than the current market price. If the price of the underlying security is lower than the strike price (“out-of-the-money”), the option will not be exercised, benefiting the seller who retains the shares.
The long component of the Index is designed to measure the performance of the 100 largest Nasdaq-listed non-financial companies. The long component includes non-financial companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. companies). The top 100 companies based on market capitalization are selected. These companies are then weighted based on market capitalization.
The short component of the Index is designed to measure the performance of out-of-the-money Nasdaq-100 Index call options generally having one day to expiration when sold. The options measured are traded on national securities exchanges. The Index’s short call option position is generally reestablished at the end of each day. The Fund will not write daily call options, but instead will obtain exposure to the short component of the Index through swap agreements.
The Fund seeks to make distributions that generally reflect the dividend and call premium income earned by the Index (net of Fund expenses) as measured by the Nasdaq-100 Daily Covered Call - Income Only Index, a sub-index that measures the cash received by the Index from dividends and call option premiums. Each month the Fund intends to distribute an amount that reflects all or a portion of the dividend and call premium income earned by the Index, subject to a minimum yield of 6% (annualized). Amounts distributed by the Fund to satisfy the monthly minimum yield requirement that exceed

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the dividend and call premium income earned by the Index will reduce the amount of subsequent Fund distributions. The monthly distributions are intended to provide shareholders with dividend and call premium income. However, some or all of the monthly distributions may be characterized as return of capital.
The Index and the sub-index are rebalanced and reconstituted each day. The Index and the sub-index are constructed and maintained by Nasdaq, Inc. More information about the Index can be found using the Bloomberg ticker symbol “NDXDCC” and more information about the sub-index can be found using the Bloomberg ticker symbol “NDXDCCI”.
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies that are included in the Index.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. The Fund enters into swap agreements that provide exposure to the Nasdaq-100 securities and the daily call options reflected in the Index.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future. The Fund may enter into Nasdaq-100 Index futures contracts.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Covered Call Strategy Risk – The Index replicates the performance of a “daily covered call” investment strategy. A daily covered call strategy involves writing (selling) covered call options having one day to expiration in return for the receipt of a premium. The seller of the option gives up the opportunity to benefit from price increases in the underlying instrument above the exercise price of the options but continues to bear the risk of underlying instrument price declines. The premiums received from the options may not be sufficient to offset any losses sustained from underlying instrument price declines.
The Index may underperform the Nasdaq -100 Index during some periods. For example, in periods of above average Nasdaq-100 Index returns the Index may underperform. Above average Nasdaq-100 Index volatility may increase the extent of underperformance. Also, in periods of flat or declining Nasdaq-100 performance, an Nasdaq-100 daily covered call strategy may underperform a Nasdaq-100 covered call strategy based on monthly call options.
●Monthly Distribution Risk – The Fund seeks to distribute amounts that generally reflect the dividend and call premium income earned by the Index’s daily covered call strategy (net of Fund expenses). Each month the Fund intends to distribute an amount that reflects all or a portion of the dividend and call premium income earned by the Index, subject to a minimum yield of 6% (annualized). If the dividend and call premium income earned by the Index in a given month is less than the minimum yield, the Fund will

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seek to distribute an additional amount in order to maintain the minimum yield. To the extent required, the dividend and call premium income earned by the Index in one or more subsequent months will be used to recoup prior distributions made by the Fund where the amount distributed exceeded the dividend and call premium income earned by the Index.
The Fund intends to make monthly distributions without regard to market conditions or the dividend and call premium income earned by the Index. The Fund may experience extended periods where the monthly distributions do not exceed the minimum yield. Even in months where the dividend and call premium income exceeds the minimum yield, the Fund’s distributions may not exceed the minimum yield and may even be significantly less than the monthly yield. There is no guarantee that the Fund will make any distribution and the amount of such distributions, if any, may vary significantly from month-to-month.
As a result of the Fund’s monthly distributions and its investment strategy, some or all of its distributions may be return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares. A return of capital results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. The Fund may have exposure to a single counterparty or a small number of counterparties which increases the risk that the Fund’s performance will decline based on the credit of a single counterparty and that the Fund will be unable to obtain exposure consistent with its investment objective if one counterparty fails to meet its contractual obligations.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.

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●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the the Index had a significant portion of its value in issuers in the [communication services and information technology industry groups].
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk – The “covered call” strategy of the Fund may result in the Fund being subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions may not be eligible to be treated as qualified dividend income for non-corporate shareholders or for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows the Fund’s investment results during its first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

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Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	3/18/2024
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
Nasdaq-100 Daily Covered Call Index	[ ]%	[ ]%	—
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually. In addition, due to the manner in which the Fund implements its investment program, the Fund expects that some or all of its monthly distributions may constitute a return of capital that will have the effect of reducing your cost basis in the Fund’s shares and thereby increasing the amount of capital gain, if any, or decreasing the amount of capital loss, if any, that you will realize when selling Fund shares. The Fund does not guarantee that distributions will always be paid or will be paid at a relatively stable level.

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Investment Objective
ProShares On-Demand ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FactSet On-Demand Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies that provide on-demand access to lifestyle needs including digital media, e-gaming, fitness, food delivery, ridesharing, or virtual reality experiences. The Index includes companies in at least one of 15 FactSet® Revere Business Industry Classification System SubIndustries (“RBICS Sub-Industries”) that the index provider has identified as related to on-demand services. The 15 eligible RBICS Sub-Industries are: (1) Console Games Software; (2) Fitness and Exercise Equipment; (3) Food Delivery Services; (4) General Entertainment Content Providers and Sites; (5) Handheld and Smart Phone Games Software; (6) Home and Office Virtual Reality Software; (7) Media Download and Streaming Digital Content Sites; (8) Mobile Platform Applications Software; (9) Multi-Type Passenger Transportation (e.g., ride-sharing platforms); (10) Online Game Websites and Software; (11) Other Games Software; (12) Other Media Equipment Manufacturing; (13) Video Multimedia Semiconductors; (14) Virtual Reality Design and Engineering Software; and (15) Virtual Reality Equipment. Companies in these sub-industries are selected for inclusion in the Index if they receive 75% or more of their revenue from one or more of those sub-industries. Selected companies are then weighted based on their marketed capitalization, subject to a 4.5% limit. The Index’s composition and assigned weights are reevaluated semi-annually in June and December. The Index is constructed and maintained by FactSet Research Systems, Inc. More information about the Index can be found using the Bloomberg ticker symbol “FDSODMN.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the

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Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●On-Demand Investing Risk — On-demand technology is a relatively new technology and is subject to risks associated with a developing industry including limited product lines, markets, and financial resources as well as challenges to scalability of production. There is no guarantee that the products or services offered by companies in this business will be successful. Companies engaged in design, production or distribution of goods or services for the media industry may become quickly obsolete. They are subject to risks that include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, intense competition, frequent new service introductions, loss or impairment of intellectual property rights, and the potential for increased government regulation. The business models employed by companies in the on-demand industry may not prove to be successful. These companies may also be susceptible to operational and information security risks including those associated with hardware or software failures, interruptions, or delays in service by third party vendors. Additionally, because on-demand companies typically collect and store sensitive consumer information, these companies are potential targets for cybersecurity attacks and other types of theft, and may face scrutiny from regulators considering how consumer data is stored, safeguarded, and used, which could have a negative impact on these companies.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not on demand platform and services related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its on demand platform and services related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk/Emerging Markets Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
To the extent the Fund invests in issuers in China, those investments may be made through legal structures known as variable interest entities (“VIEs”). VIEs allow U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Intervention by the Chinese government with respect to VIEs could significantly affect

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the Chinese operating company’s performance (and, in turn, the Fund’s performance) and undermine the enforceability of the VIE structure.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [communication services and consumer discretionary industry groups].
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in [China].
○Chinese Investments Risk — Investments in securities of issuers in China include risks such as, less developed or less efficient trading markets; currency fluctuations or blockage; nationalization of assets; limits on repatria tion; institution of tariffs or other trade barriers; uncertainty surrounding trading suspensions; and a lack of publicly available information China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third-party provider to identify companies whose business is on demand platform and services related will achieve its intended result. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the

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Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	10/26/2021
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
FactSet On-Demand Index[1]	[ ]%	[ ]%	—
S&P Global 1200 Index[1]	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-
deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since September 2021 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

104 :: Online Retail ETF
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Investment Objective
ProShares Online Retail ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the ProShares Online Retail Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of U.S.-listed companies deemed to be “Online Retailers.” The Index includes U.S. and non-U.S. companies doing business as an online retailer; an e-commerce retailer; or an internet and direct marketing retailer, excluding online travel companies. Selected companies are then weighted based on market capitalization, with an aggregate limit of 25% on non-U.S. companies. The Index’s composition is reevaluated every June, with weight adjustments occurring monthly. The Index is constructed and maintained by Solactive AG. More information about the Index can be found using the Bloomberg ticker symbol “PSONLINE.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid,

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or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
The Index is created and sponsored by ProShare Advisors and is licensed for use by ProShares Trust.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Online Retail Companies Risk — Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cyber security risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses. Investing in Online Retailers may be attractive to investors who believe the trend of rising online sales will continue; however, there is no guarantee this trend will continue. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.
●Internet Companies Risk — Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. In addition, the stocks of many internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories. Many internet companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.
●Retailing Industry Risk — The risks of investments in the industry include: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of business days to achieve overall results; and dependence on outside financing, which may be difficult to obtain.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
As of May 31, 2026, the Index had significant exposure to Amazon.com, Inc. Information about Amazon.com, Inc. may be found on the SEC’s website (www.sec.gov).
●Foreign Investments Risk/Emerging Markets Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.

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To the extent the Fund invests in issuers in China, those investments may be made through legal structures known as variable interest entities (“VIEs”). VIEs allow U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, the Fund’s performance) and undermine the enforceability of the VIE structure.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [consumer discretionary industry group].
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, [the Index did not have a significant portion of its value in issuers in a single country].
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Self-Indexing Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is sponsored by ProShare Advisors. There can be no guarantee or assurance that the methodology used to identify Online Retailers will achieve its intended result or that the trends the Fund seeks to benefit from will result in positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Before Tax	[ ]	[ ]	[ ]	7/13/2018
After Taxes on Distribu- tions	[ ]	[ ]	[ ]	—
After Taxes on Distribu- tions and Sale of Shares	[ ]	[ ]	[ ]	—
ProShares Online Retail Index[1]	[ ]%	[ ]%	[ ]%	—
S&P Global 1200 Index[1]	[ ]%	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since July 2018.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

108 :: Pet Care ETF
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Investment Objective
ProShares Pet Care ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FactSet Pet Care Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies that stand to benefit from interest in or resources spent on pet ownership. The Index includes companies in at least one of eight FactSet® Revere Business Industry Classification
System Sub-Industries (“RBICS Sub-Industries”) that the index provider has identified as related to the pet ownership value chain, including pharmaceuticals, diagnostics, food and supplies manufacturers, retailers, and other pet care services providers. The eight eligible RBICS Sub-Industries are: (1) internet pet and pet supply retail; (2) pet and pet supply stores; (3) pet food manufacturing; (4) pet supplies manufacturing; (5) veterinary diagnostics; (6) veterinary pharmaceuticals; (7) veterinary product distributors; and (8) veterinary services.
Companies in these sub-industries are selected for inclusion in the Index if they earn 50% or more of their revenue or generate at least $1 billion of revenue from one or more of those sub-industries.
For purposes of determining Index weight, companies are assigned to two tiers. Companies that earn 50% or more of their revenue from the sub-industries are assigned to Tier 1. All other selected companies are assigned to Tier 2. The Index allocates 82.5% of the weight of the Index to Tier 1 companies. Within Tier 1, companies are weighted based on market capitalization, subject to a 10% limit. The Index allocates 17.5% of the weight of the Index to Tier 2. Within Tier 2, companies are weighted based on market capitalization, subject to a 4.5% limit.
The Index’s composition and assigned weights are reevaluated annually in May. The Index is constructed and maintained by FactSet Research Systems, Inc. More information about the Index can be found using the Bloomberg ticker symbol “PETCARE.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment

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objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Pet Care Industry Risk — The Fund is subject to the risks faced by companies in the pet care industry. Although the pet care industry has historically been resilient to economic downturns, this trend may not continue or may reverse. Future growth of the pet care industry, if any, is largely dependent upon increases in pet ownership and the dollar amount spent on pets and pet-related products and services. Declines in pet ownership or the level of spending on pet related products or services may have a negative impact on the performance of the companies in the Index, and therefore, the performance of the Fund. Levels of disposable household income and spending for pet related products and services will fluctuate due to, among other things, economic conditions, limitations on discretionary spending, and consumer preferences. Some companies in the pet care industry are smaller, independent producers and retailers. Smaller companies face intense competition from larger companies that may have more significant resources and have well established suppliers and distribution channels. A number of companies in the pet care industry are not publicly listed for trading and their performance is not reflected in the Index. Pet care industry manufacturers, such as providers of food, medicine and other products and services, are also facing increased regulatory scrutiny and products liability risk as the U.S. and some international regulatory regimes focus on pet food and product safety. Many well-known pet brands and pet care-related busi nesses are offered by companies that are owned by, or sub-divisions of, large corporate entities. These companies may be substantially exposed to other industries or sectors of the economy and, therefore, the Index and Fund may be adversely affected by negative developments impacting these companies, industries or sectors. If a company no longer meets the criteria for inclusion in the Index, the Fund may need to reduce or eliminate its holdings of that company and increase its holdings of other companies in the Index. This could have an adverse impact on the liquidity of the Fund’s investment portfolio and on Fund performance as there are a limited number of companies that meet the current Index requirements. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund

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may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [consumer discretionary, consumer staples and health care industry groups].
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
○Consumer Staples Industry Risk — The risks of investments in the industry include: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the [Index did not have a significant portion of its value in issuers in a single country].
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third-party provider to identify companies whose business is pet care related will achieve its intended result. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

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Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Before Tax	[ ]	[ ]	[ ]	11/5/2018
After Taxes on Distribu- tions	[ ]	[ ]	[ ]	—
After Taxes on Distribu- tions and Sale of Shares	[ ]	[ ]	[ ]	—
FactSet Pet Care Index[1]	[ ]%	[ ]%	[ ]%	—
S&P Global 1200 Index[1]	[ ]%	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Russell 2000 Dynamic Buffer ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Cboe Russell 2000 Daily Buffer Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index incorporates a patent-pending Dynamic Buffer Strategy developed by ProShare Advisors that aims to provide upside participation in the Russell 2000, with downside mitigation and lower volatility.
On days when the Russell 2000 rises, the Index is designed to participate in the performance of the Russell 2000 up to a daily cap less the cost of implementing the Dynamic Buffer Strategy. On days when the Russell 2000 falls, the Index is designed to mitigate losses through a daily buffer designed to protect against the first 1% to as much as 5% of any loss that day less the cost of implementing the Dynamic Buffer Strategy. Both the daily cap and the daily buffer are also subject to the impact of certain factors associated with executing this strategy including the time the strike price of the options used to execute the strategy is determined, as discussed in more detail below. The cost of implementing the Dynamic Buffer Strategy and the impact of market movements after the strike price of the options transactions underlying the strategy has been determined may substantially impact the protection provided by the buffer and the level of the cap.
Both the daily cap and the daily buffer are adjusted based on expected volatility. When expected volatility is higher, the daily cap and the daily buffer are designed to be higher. See “Dynamic Buffer Strategy Risk” herein for important additional information about the strategy and the level of the daily buffer and cap.
The Index measures the performance of this Dynamic Buffer Strategy based on the Russell 2000 Index using a long position in the Russell 2000 Index along with three different Russell 2000 Index options that have one day to expiration.
The long component of the Index consists of the equity securities represented in the Russell 2000 Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is a market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000 Index. The Russell 3000 Index includes approximately 3,000 of the largest companies in the U.S.
The three Russell 2000 Index options include a purchased put, a written put, and a written call. Put options are contracts that give the buyer the right, but not the obligation, to sell an underlying security at a specified price (“strike price”) on a specific date (“expiration date”). Call options are contracts that give the buyer the right, but not the obligation, to buy an underlying security at the strike price on the expiration date.
The purchased put option component of the Index is designed to measure the performance of approximately at-the-money Russell 2000 Index put options with one day to expiration. The strike price for these purchased put options creates a buffer designed to protect against losses in the Russell 2000 Index.
The written put option component of the Index is designed to measure the performance of out-of-the money Russell 2000 Index put options with one day to expiration. The strike price for these written put options limits the size of the buffer. The

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size of the buffer will vary each day based on expected volatility as measured by a volatility index.
The written call option component of the Index is designed to measure the performance of out-of-the-money Russell 2000 Index call options with one day to expiration. The strike price for these options creates a cap on the upside participation in the Russell 2000 Index. The size of the cap will vary each day based on expected volatility as measured by a volatility index. The options measured are traded on national securities exchanges. The Index’s option positions are reestablished each day.
The Fund will obtain exposure to the options component of the Index through swap agreements and will not write or purchase options.
The Index is rebalanced and reconstituted each day. The Index is maintained by FTSE Russell. More information about the Index can be found using the Bloomberg ticker symbol “RTYDBI.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swaps based on the options portion of the Index and Russell 2000 Index futures contracts]) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Dynamic Buffer Strategy Risk – There can be no guarantee that the Fund will provide protection against downside losses or provide upside participation in the Russell 2000 Index on a daily basis or over longer periods of time.
The daily cap and daily buffer for each business day are determined based on a measure of expected volatility for the prior business day. The following table illustrates the impact of expected volatility on the level of the daily cap and the size of the daily buffer. The table uses hypothetical expected volatility levels to illustrate the impact of expected volatility on the daily cap and daily buffer. The table does not represent actual Index or Fund performance. The table does not reflect the impact of costs, such as options premiums and transaction costs, and the impact of other factors associated with implementing the strategy (discussed below) that may substantially lower the amount of both the buffer and the cap.

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Hypothetical Daily Buffer & Cap Levels
Expected Volatility Level	Daily Buffer	Daily Cap
5	1.00%	0.28%
10	1.00%	0.56%
15	1.00%	0.83%
20	1.33%	1.11%
25	1.67%	1.39%
30	2.00%	1.67%
35	2.33%	1.94%
40	2.67%	2.22%
45	3.00%	2.50%
50	3.33%	2.78%
55	3.67%	3.06%
60	4.00%	3.33%
65	4.33%	3.61%
70	4.67%	3.89%
75	5.00%	4.17%
80	5.00%	4.44%
The historical average daily expected volatility level and Russell 2000 Index returns for the five-year period ended [May 31, 2026] are provided below. Historical expected volatility levels and Russell 2000 Index returns do not predict future expected volatility levels and Russell 2000 Index returns.
Summary Statistics – Daily, [6/1/2021 – 5/31/2026]
Cboe Russell 2000 Volatility Index	Average Level	[27.16]
Russell 2000 Index	Average Return	[0.04%]
	Average Gain	[1.17%]
	Average Loss	[-1.16%]
	Largest Gain	[8.66%]
	Largest Loss	[-7.58%]
An investor’s ability to realize the daily buffer and performance up to the daily cap will be negatively impacted by the costs associated with the implementation of the Dynamic Buffer Strategy, which include options premiums, transaction costs and other expenses, as well as the Fund’s ongoing operating expenses. These costs and expenses have the effect of reducing, or under certain conditions, eliminating the Fund’s ability to participate in market upswings or provide a buffer against market downturns.
An investor’s ability to realize the daily buffer and performance up to the daily cap may be positively or negatively impacted by market events occurring during the prior business day after the strike price of the options contracts reflected in the Index has been set. The Index is designed to determine the daily buffer and daily cap for each business day based on the level of the Russell 2000 Index and a measure of expected volatility the prior business day at 2:40 p.m. Eastern Time, prior to the close of equity markets at 4:00 p.m. Eastern Time. As a result, market movements between 2:40 p.m. and 4:00 p.m. that day could have a significant impact (positive or negative) on the level of downside protection or upside participation provided by the Fund on the next business day. For example, the buffer and cap for the Fund on a given day (e.g., Tuesday) are set prior to the equity market close on the preceding business day (e.g., Monday). This means that the level of downward protection (buffer) or upward participation (cap) available to an investor on Tuesday is impacted by market movements occurring after 2:40 but before the close of the market the prior day (e.g., Monday). Significant market moves towards the end of a trading day can significantly reduce the amount of downside protection (buffer) and the level of upside market participation (cap) available to investors and, under certain conditions, can eliminate an investor’s ability to participate in market upswings or benefit from a buffer against market downturns.
Investors who buy or sell shares intraday should not expect the daily buffer and the daily cap to apply based on the value of the Russell 2000 Index and the level of volatility at the time they buy or sell their shares.
○Downside Buffer Risk – The Dynamic Buffer Strategy is designed to protect against the first 1% to as much as 5% of any loss each day, before costs and other factors associated with executing the strategy. There can be no guarantee that the Dynamic Buffer Strategy will be successful in protecting against any level of downside losses. The Fund does not provide principal protection. You may lose money.
○Upside Participation Risk – The Dynamic Buffer Strategy seeks to provide upside participation in the Russell 2000 Index up to a daily cap, before costs and other factors associated with executing the strategy. There can be no guarantee that the Dynamic Buffer Strategy will provide upside participation even in rising markets.
As a result of the Dynamic Buffer Strategy, the Fund may underperform the Russell 2000 Index. For example, the Fund may underperform the Russell 2000 Index in periods of flat or above average Russell 2000 Index returns as the daily cap limits the Fund’s upside participation. Above average expected volatility may increase the extent of the underperformance. In addition, a Dynamic Buffer Strategy utilizing options with one day to expiration may underperform traditional buffer strategies based on weekly or monthly options.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.

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●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. The Fund may have exposure to a single counterparty or a small number of counterparties which increases the risk that the Fund’s performance will decline based on the credit of a single counterparty and that the Fund will be unable to obtain exposure consistent with its investment objective if one counterparty fails to meet its contractual obligations.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regu latory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials, health care and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the

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Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors, however the Dynamic Buffer Strategy is a patent-pending process developed by ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk – The Fund’s investment strategy may result in the Fund being subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions may not be eligible to be treated as qualified dividend income for non-corporate shareholders or for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Russell 2000 High Income ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Cboe Russell 2000 Daily Covered Call Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to replicate the performance of an investment strategy that combines a long position in the Russell 2000 Index with a short position in Russell 2000 Index call options. This combination is often referred to as a “covered call” strategy. Generally, in pursuing a covered call strategy, an investor holding a certain security sells (or “writes”) a call option on the same security in an attempt to generate additional income.
In particular, the Index is designed to replicate a daily covered call strategy that sells call options with one day to expiration each day (“daily covered call”). A Russell 2000 daily covered call strategy seeks to generate high income with total return and risks similar to the Russell 2000 over the long term. Compared to a similar strategy using monthly call options, ProShare Advisors believes a daily covered call strategy provides greater total return potential over the long-term.
The seller of a call option receives a payment (“premium”) from the buyer. In this way a covered call strategy provides an investor with additional income in the form of option premiums. The seller is obligated to sell shares of the underlying security to the buyer at a specified price (“strike price”) at a specified date (“expiration date”). At the expiration date, if the price of the underlying security is above the strike price (“in-the-money”), the buyer will exercise the option, benefiting from the ability to purchase the shares from the seller at a price lower than the current market price. If the price of the underlying security is lower than the strike price (“out-of-the-money”), the option will not be exercised, benefiting the seller who retains the shares.
The long component of the Index consists of the equity securities represented in the Russell 2000 Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is a market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000 Index. The Russell 3000 Index includes approximately 3,000 of the largest companies in the U.S.
The short component of the Index consists of out-of-the-money Russell 2000 Index call options generally having one day to expiration when sold. The short call option position is generally reestablished at the end of each day. The options are traded on national securities exchanges. The Fund will not write daily call options, but instead will obtain exposure to the short component of the Index through swap agreements.
The Fund seeks to make distributions that generally reflect the dividend and call premium income earned by the Index (net of Fund expenses) as measured by the Cboe Russell 2000 Daily Covered Call Index - Income Only, a sub-index that measures the cash received by the Index from dividends and call option premiums. Each month the Fund intends to distribute an amount that reflects all or a portion of the dividend and call premium income earned by the Index, subject to a minimum yield of 6% (annualized). Amounts distributed by the Fund to satisfy the monthly minimum yield requirement that exceed the dividend and call premium income earned by the

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Index will reduce the amount of subsequent Fund distributions. The monthly distributions are intended to provide shareholders with dividend and call premium income. However, some or all of the monthly distributions may be characterized as return of capital. You should not assume that the source of your distributions is net profit.
The Index and the sub-index are constructed and maintained by FTSE Russell. The Index is rebalanced and reconstituted each day. More information about the Index is published under the Bloomberg ticker symbol “RTYDCC” and more information about the sub-index is published under the Bloomberg ticker symbol “RTYDCCI”.
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies that are included in the Index.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. The Fund enters into swap agreements that provide exposure to the Russell 2000 securities and the daily call options reflected in the Index.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future. The Fund may enter into Russell 2000 Index futures contracts.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Covered Call Strategy Risk – The Index replicates the performance of a “daily covered call” investment strategy. A daily covered call strategy involves writing (selling) covered call options having one day to expiration in return for the receipt of a premium. The seller of the option gives up the opportunity to benefit from price increases in the underlying instrument above the exercise price of the options but continues to bear the risk of underlying instrument price declines. The premiums received from the options may not be sufficient to offset any losses sustained from underlying instrument price declines.
The Index may underperform the Russell 2000 Index during some periods. For example, in periods of above average Russell 2000 Index returns the Index may underperform. Above average Russell 2000 Index volatility may increase the extent of underperformance. Also, in periods of flat or declining Russell 2000 Index performance, an Russell 2000 daily covered call strategy may underperform a Russell 2000 covered call strategy based on monthly call options.
●Monthly Distribution Risk – The Fund seeks to distribute amounts that generally reflect the dividend and call premium income earned by the Index’s daily covered call strategy (net of Fund expenses). Each month the Fund intends to distribute an amount that reflects all or a portion of the dividend and call premium income earned by the Index, subject to a minimum yield of 6% (annualized). If the dividend and call premium income earned by the Index in a given month is less than the minimum yield, the Fund will seek to distribute an additional amount in order to maintain the minimum yield. To the extent required, the dividend and call premium income earned by the Index in one or more subsequent months will be used to recoup prior

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distributions made by the Fund where the amount distributed exceeded the dividend and call premium income earned by the Index.
The Fund intends to make monthly distributions without regard to market conditions or the dividend and call premium income earned by the Index. The Fund may experience extended periods where the monthly distributions do not exceed the minimum yield. Even in months where the dividend and call premium income exceeds the minimum yield, the Fund’s distributions may not exceed the minimum yield and may even be significantly less than the monthly yield. There is no guarantee that the Fund will make any distribution and the amount of such distributions, if any, may vary significantly from month-to-month.
As a result of the Fund’s monthly distributions and its investment strategy, some or all of its distributions may be return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares. A return of capital results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addi tion, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. The Fund may have exposure to a single counterparty or a small number of counterparties which increases the risk that the Fund’s performance will decline based on the credit of a single counterparty and that the Fund will be unable to obtain exposure consistent with its investment objective if one counterparty fails to meet its contractual obligations.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.

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●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials, health care and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Tax Risk – The “covered call” strategy of the Fund may result in the Fund being subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions may not be eligible to be treated as qualified dividend income for non-corporate shareholders or for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025

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	One Year	Since Inception	Inception Date
Before Tax	0.00%	[ ]	9/4/2024
After Taxes on Distributions	0.00%	[ ]	—
After Taxes on Distributions and Sale of Shares	0.00%	[ ]	—
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other finan cial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually. In addition, due to the manner in which the Fund implements its investment program, the Fund expects that some or all of its monthly distributions may constitute a return of capital that will have the effect of reducing your cost basis in the Fund’s shares and thereby increasing the amount of capital gain, if any, or decreasing the amount of capital loss, if any, that you will realize when selling Fund shares. The Fund does not guarantee that distributions will always be paid or will be paid at a relatively stable level.

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Investment Objective
ProShares Russell U.S. Dividend Growers ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Russell 3000® Dividend Elite Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the Russell 3000 Index that have consistently increased dividends each year for at least the last 35 years.
The Russell 3000 Index is designed to measure the performance of the largest 3,000 U.S. companies. The Fund’s Index selects at least 40 companies. These companies are equally weighted in the Index, except that no sector is allowed to be more than 30% of the Index. The Index’s composition is reevaluated annually in June and the weightings are reset to equal weight each quarter in March, June, September, and December. The Index is constructed and maintained by FTSE International Limited. More information about the Index can be found using the Bloomberg ticker symbol “R3DEPTR.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to

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day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [consumer staples, industrials and utilities industry groups].
○Consumer Staples Industry Risk — The risks of investments in the industry include: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
○Utilities Industry Risk — Companies in this sector may experience: review and limitation of rates by governmental regulatory commissions and increased competition as a result of deregulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

124 :: Russell U.S. Dividend Growers ETF
PROSHARES.COM

Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Before Tax	[ ]	[ ]	[ ]	11/5/2019
After Taxes on Distribu- tions	[ ]	[ ]	[ ]	—
After Taxes on Distribu- tions and Sale of Shares	[ ]	[ ]	[ ]	—
Russell 3000 Dividend Elite Index[1]	[ ]%	[ ]%	[ ]%	—
Russell 3000® Index[1]	[ ]%	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since November 2019.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   ProShares S&P 500 Buyback Aristocrats ETF :: 125
PROSHARES.COM

Investment Objective
ProShares S&P 500 Buyback Aristocrats ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500 Buyback Aristocrats Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
“Other Expenses” are estimated.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the S&P 500 Index that have consistently reduced com mon shares outstanding for at least 10 consecutive years. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Fund’s Index selects a minimum of 40 companies that have reduced their common shares outstanding for at least 10 consecutive years. These companies are equally weighted in the Index. If there are fewer than 40 eligible companies, the Index will iteratively reduce the consecutive years requirement until 40 companies are included in the Index. If there are not 40 companies that have reduced their common shares outstanding for at least 5 consecutive years, the Index will include fewer than 40 companies. The Index’s composition is reevaluated annually in April and the weightings are reset to equal weight each quarter in January, April, July and October. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPBUACUT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

126 :: ProShares S&P 500 Buyback Aristocrats ETF
PROSHARES.COM

Principal Risks
You could lose money by investing in the Fund.
●Buyback Companies Risk — Companies that engage in stock buybacks may face additional risks. A company may use money for buybacks instead of investing in its business or reducing debt, which can increase financial risk and limit flexibility during difficult market conditions. Buybacks may also signal that a company has fewer opportunities for future growth. In addition, companies may repurchase shares at unfavorable times or face increased regulatory scrutiny related to buyback activity. Buyback programs are also voluntary and may be reduced or discontinued at any time. These factors could negatively affect a company’s stock price and the performance of the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [industrials, consumer discretionary and financials industry groups].
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.

   ProShares S&P 500 Buyback Aristocrats ETF :: 127
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Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

128 :: S&P 500® Dividend Aristocrats ETF
PROSHARES.COM

Investment Objective
ProShares S&P 500® Dividend Aristocrats ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Dividend Aristocrats® Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the S&P 500 Index that have consistently increased dividends each year for at least 25 years. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Fund’s Index selects a minimum of 40 companies that have increased their dividends every year for at least 25 years. These companies are equally weighted in the Index, and no single sector is allowed to comprise more than 30% of the Index weight. If there are fewer than 40 companies with at least 25 consecutive years of dividend growth or if sector limits are breached, the Index will include companies with shorter dividend growth histories. The Index’s composition is reevaluated annually in January and the weightings are reset to equal weight each quarter in January, April, July and October. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPDAUDT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

   S&P 500® Dividend Aristocrats ETF :: 129
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Principal Risks
You could lose money by investing in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [consumer staples and industrials industry groups].
○Consumer Staples Industry Risk — The risks of investments in the industry include: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

130 :: S&P 500® Dividend Aristocrats ETF
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Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P 500® Dividend Aristocrats® Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   S&P 500 Dynamic Buffer ETF :: 131
PROSHARES.COM

Investment Objective
ProShares S&P 500 Dynamic Buffer ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500 Daily Dynamic Buffer Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index incorporates a patent-pending Dynamic Buffer Strategy developed by ProShare Advisors that aims to provide upside participation in the S&P 500, with downside mitigation and lower volatility.
On days when the S&P 500 rises, the Index is designed to participate in the performance of the S&P 500 up to a daily cap less the cost of implementing the Dynamic Buffer Strategy. On days when the S&P 500 falls, the Index is designed to mitigate losses through a daily buffer designed to protect against the first 1% to as much as 5% of any loss that day less the cost of implementing the Dynamic Buffer Strategy. Both the daily cap and the daily buffer are also subject to the impact of certain factors associated with executing this strategy including the time the strike price of the options used to execute the strategy is determined, as discussed in more detail below. The cost of implementing the Dynamic Buffer Strategy and the impact of market movements after the strike price of the options transactions underlying the strategy has been determined may substantially impact the protection provided by the buffer and the level of the cap.
Both the daily cap and the daily buffer are adjusted based on expected volatility. When expected volatility is higher, the daily cap and the daily buffer are designed to be higher. See “Dynamic Buffer Strategy Risk” herein for important additional information about the strategy and the level of the daily buffer and cap.
The Index measures the performance of this Dynamic Buffer Strategy based on the S&P 500 Index using a long position in the S&P 500 Index along with three different S&P 500 Index options that have one day to expiration.
The long position in the S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S.
The three S&P 500 Index options include a purchased put, a written put, and a written call. Put options are contracts that give the buyer the right, but not the obligation, to sell an underlying security at a specified price (“strike price”) on a specific date (“expiration date”). Call options are contracts that give the buyer the right, but not the obligation, to buy an underlying security at the strike price on the expiration date.
The purchased put option component of the Index is designed to measure the performance of approximately at-the-money S&P 500 Index put options with one day to expiration. The strike price for these purchased put options creates a buffer designed to protect against losses in the S&P 500 Index.
The written put option component of the Index is designed to measure the performance of out-of-the money S&P 500 Index put options with one day to expiration. The strike price for these written put options limits the size of the buffer. The size of the buffer will vary each day based on expected volatility as measured by a volatility index.
The written call option component of the Index is designed to measure the performance of out-of-the-money S&P 500 Index call options with one day to expiration. The strike price for these options creates a cap on the upside participation in the

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S&P 500 Index. The size of the cap will vary each day based on expected volatility as measured by a volatility index. The options measured are traded on national securities exchanges. The Index’s option positions are reestablished each day.
The Fund will obtain exposure to the options component of the Index through swap agreements and will not write or purchase options.
The Index is rebalanced and reconstituted each day. The Index is maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPXDDBT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swaps based on the options portion of the Index and S&P 500 Index futures contracts]) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Dynamic Buffer Strategy Risk – There can be no guarantee that the Fund will provide protection against downside losses or provide upside participation in the S&P 500 Index on a daily basis or over longer periods of time.
The daily cap and daily buffer for each business day are determined based on a measure of expected volatility for the prior business day. The following table illustrates the impact of expected volatility on the level of the daily cap and the size of the daily buffer. The table uses hypothetical expected volatility levels to illustrate the impact of expected volatility on the daily cap and daily buffer. The table does not represent actual Index or Fund performance. The table does not reflect the impact of costs, such as options premiums and transaction costs, and the impact of other factors associated with implementing the strategy (discussed below) that may substantially lower the amount of both the buffer and the cap.

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Hypothetical Daily Buffer & Cap Levels
Expected Volatility Level	Daily Buffer	Daily Cap
5	1.00%	0.28%
10	1.00%	0.56%
15	1.00%	0.83%
20	1.33%	1.11%
25	1.67%	1.39%
30	2.00%	1.67%
35	2.33%	1.94%
40	2.67%	2.22%
45	3.00%	2.50%
50	3.33%	2.78%
55	3.67%	3.06%
60	4.00%	3.33%
65	4.33%	3.61%
70	4.67%	3.89%
75	5.00%	4.17%
80	5.00%	4.44%
The historical average daily expected volatility level and S&P 500 Index returns for the five-year period ended [May 31, 2026] are provided below. Historical expected volatility levels and S&P 500 Index returns do not predict future expected volatility levels and S&P 500 Index returns.
Summary Statistics – Daily, [6/1/2021 – 5/31/2026]
Cboe Volatility Index	Average Level	[20.65]
S&P 500 Index	Average Return	[0.06%]
	Average Gain	[0.80%]
	Average Loss	[-0.82%]
	Largest Gain	[9.52%]
	Largest Loss	[-5.97%]
An investor’s ability to realize the daily buffer and performance up to the daily cap will be negatively impacted by the costs associated with the implementation of the Dynamic Buffer Strategy, which include options premiums, transaction costs and other expenses, as well as the Fund’s ongoing operating expenses. These costs and expenses have the effect of reducing, or under certain conditions, eliminating the Fund’s ability to participate in market upswings or provide a buffer against market downturns.
An investor’s ability to realize the daily buffer and performance up to the daily cap may be positively or negatively impacted by market events occurring during the prior business day after the strike price of the options contracts reflected in the Index has been set. The Index is designed to determine the daily buffer and daily cap for each business day based on the level of the S&P 500 Index and a measure of expected volatility the prior business day at 2:40 p.m. Eastern Time, prior to the close of equity markets at 4:00 p.m. Eastern Time. As a result, market movements between 2:40 p.m. and 4:00 p.m. that day could have a significant impact (positive or negative) on the level of downside protection or upside participation provided by the Fund on the next business day. For example, the buffer and cap for the Fund on a given day (e.g., Tuesday) are set prior to the equity market close on the preceding business day (e.g., Monday). This means that the level of downward protection (buffer) or upward participation (cap) available to an investor on Tuesday is impacted by market movements occurring after 2:40 but before the close of the market the prior day (e.g., Monday). Significant market moves towards the end of a trading day can significantly reduce the amount of downside protection (buffer) and the level of upside market participation (cap) available to investors and, under certain conditions, can eliminate an investor’s ability to participate in market upswings or benefit from a buffer against market downturns.
Investors who buy or sell shares intraday should not expect the daily buffer and the daily cap to apply based on the value of the S&P 500 Index and the level of volatility at the time they buy or sell their shares.
○Downside Buffer Risk – The Dynamic Buffer Strategy is designed to protect against the first 1% to as much as 5% of any loss each day, before costs and other factors associated with executing the strategy. There can be no guarantee that the Dynamic Buffer Strategy will be successful in protecting against any level of downside losses. The Fund does not provide principal protection. You may lose money.
○Upside Participation Risk – The Dynamic Buffer Strategy seeks to provide upside participation in the S&P 500 Index up to a daily cap, before costs and other factors associated with executing the strategy. There can be no guarantee that the Dynamic Buffer Strategy will provide upside participation even in rising markets.
As a result of the Dynamic Buffer Strategy, the Fund may underperform the S&P 500 Index. For example, the Fund may underperform the S&P 500 Index in periods of flat or above average S&P 500 Index returns as the daily cap limits the Fund’s upside participation. Above average expected volatility may increase the extent of the underperformance. In addition, a Dynamic Buffer Strategy utilizing options with one day to expiration may underperform traditional buffer strategies based on weekly or monthly options.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.

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●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. The Fund may have exposure to a single counterparty or a small number of counterparties which increases the risk that the Fund’s performance will decline based on the credit of a single counterparty and that the Fund will be unable to obtain exposure consistent with its investment objective if one counterparty fails to meet its contractual obligations.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regu latory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [information technology industry groups].
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors, however the Dynamic Buffer Strategy is a patent-pending process developed by ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e.,

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the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk – The Fund’s investment strategy may result in the Fund being subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions may not be eligible to be treated as qualified dividend income for non-corporate shareholders or for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Man
ager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objective
ProShares S&P 500® Ex-Energy ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Energy Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive Investment Advisory and Management Services Fees to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.09]% through [September 30, 2026]. After such date, this agreement may be terminated or revised by ProShare Advisors.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of the companies included in the S&P 500 Index with the exception of those companies included in the energy sector. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index selects companies included in the S&P 500 Index from the following sectors: communication services, consumer discretionary, consumer staples, financials, health care, industrials, information technology, materials, real estate and utilities. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPXXEGT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid,

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or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
The Fund may operate as “non-diversified” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [information technology industry group].
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — To the extent that the Fund operates as “non-diversified” as necessary to approximate the composition of the Index, it may invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after

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taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P 500® Ex-Energy Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since September 2015 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objective
ProShares S&P 500® Ex-Financials ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Financials and Real Estate Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive Investment Advisory and Management Services Fees to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.09]% through [September 30, 2027]. After such date, this agreement may be terminated or revised by ProShare Advisors.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of the companies included in the S&P 500 Index with the exception of those companies included in the financial and real estate sectors. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index selects companies included in the S&P 500 Index from the following sectors: communication services, consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, and utilities. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPXXFINT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid,

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or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
The Fund may operate as “non-diversified” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [information technology industry group].
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — To the extent that the Fund operates as “non-diversified” as necessary to approximate the composition of the Index, it may invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after

   S&P 500® Ex-Financials ETF :: 141
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taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P 500® Ex-Financials and Real Estate Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since September 2015 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

142 :: S&P 500® Ex-Health Care ETF
PROSHARES.COM

Investment Objective
ProShares S&P 500® Ex-Health Care ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Health Care Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive Investment Advisory and Management Services Fees to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.09]% through [September 30, 2027]. After such date, this agreement may be terminated or revised by ProShare Advisors.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of the companies included in the S&P 500 Index with the exception of those companies included in the health care sector. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index selects companies included in the S&P 500 Index from the following sectors: communication services, consumer discretionary, consumer staples, energy, financials, industrials, information technology, materials, real estate and utilities. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPXXHCP.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid,

   S&P 500® Ex-Health Care ETF :: 143
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or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
The Fund may operate as “non-diversified” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financial and information technology industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in inter est rates; adverse effects on profitability by loan losses; and severe competition.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — To the extent that the Fund operates as “non-diversified” as necessary to approximate the composition of the Index, it may invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

144 :: S&P 500® Ex-Health Care ETF
PROSHARES.COM

Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P 500® Ex-Health Care Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since September 2015 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   S&P 500® Ex-Technology ETF :: 145
PROSHARES.COM

Investment Objective
ProShares S&P 500® Ex-Technology ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Information Technology Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive Investment Advisory and Management Services Fees to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.09]% through [September 30, 2027]. After such date, this agreement may be terminated or revised by ProShare Advisors.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of the companies included in the S&P 500 Index with the exception of those companies included in the information technology sector. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index selects companies included in the S&P 500 Index from the following sectors: communication services, consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, real estate and utilities. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPXXTSUT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid,

146 :: S&P 500® Ex-Technology ETF
PROSHARES.COM

or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
The Fund may operate as “non-diversified” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [consumer discretionary and financials industry groups].
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
●Non-Diversification Risk — To the extent that the Fund operates as “non-diversified” as necessary to approximate the composition of the Index, it may invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

   S&P 500® Ex-Technology ETF :: 147
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Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P 500® Ex-Information Technology Index1,[2]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
2
Index performance through September 20, 2018 reflects the performance of the S&P 500 Ex-Information Technology & Telecommunications Index. Index performance beginning on September 21, 2018 reflects the performance of the S&P 500 Ex-Information Technology Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since September 2015 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

148 :: S&P 500® High Income ETF
PROSHARES.COM

Investment Objective
ProShares S&P 500 High Income ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500 Daily Covered Call Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to replicate the performance of an investment strategy that combines a long position in the S&P 500 Index with a short position in S&P 500 Index call options. This combination is often referred to as a “covered call” strategy. Generally, in pursuing a covered call strategy, an investor holding a certain security sells (or “writes”) a call option on the same security in an attempt to generate additional income.
In particular, the Index is designed to replicate a daily covered call strategy that sells call options with one day to expiration each day (“daily covered call”). An S&P 500 daily covered call strategy seeks to generate high income with total return and risks similar to the S&P 500 over the long-term. Compared to a similar strategy using monthly call options, ProShare Advisors believes a daily covered call strategy provides greater total return potential over the long-term.
The seller of a call option receives a payment (“premium”) from the buyer. In this way a covered call strategy provides an investor with additional income in the form of option premiums. The seller is obligated to sell shares of the underlying security to the buyer at a specified price (“strike price”) at a specified date (“expiration date”). At the expiration date, if the price of the underlying security is above the strike price (“in-the-money”), the buyer will exercise the option, benefiting from the ability to purchase the shares from the seller at a price lower than the current market price. If the price of the underlying security is lower than the strike price (“out-of-the-money”), the option will not be exercised, benefiting the seller who retains the shares.
The long component of the Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. These companies are weighted based on market capitalization.
The short component of the Index is designed to measure the performance of out-of-the-money S&P 500 Index call options having one day to expiration when sold. The options measured are traded on national securities exchanges. The Index’s short call option position is reestablished at the end of each day. The Fund will not write daily call options, but instead will obtain exposure to the short component of the Index through swap agreements.
The Fund seeks to make distributions that generally reflect the dividend and call premium income earned by the Index (net of Fund expenses) as measured by the S&P 500 Daily Covered Call Index - Income Only, a sub-index that measures the cash received by the Index from dividends and call option premiums. Each month the Fund intends to distribute an amount that reflects all or a portion of the dividend and call premium income earned by the Index, subject to a minimum yield of 6% (annualized). Amounts distributed by the Fund to satisfy the monthly minimum yield requirement that exceed the dividend and call premium income earned by the Index will reduce the amount of subsequent Fund distributions. The monthly distributions are intended to provide shareholders with dividend

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and call premium income. However, some or all of the monthly distributions may be characterized as a return of capital.
The Index and the sub-index are rebalanced and reconstituted each day. The Index and the sub-index are constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SP500DCC” and more information about the sub-index can be found using the Bloomberg ticker symbol “SP500DCI”.
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies that are included in the Index.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. The Fund enters into swap agreements that provide exposure to the S&P 500 securities and the daily call options reflected in the Index.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future. The Fund may enter into S&P 500 Index futures contracts.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Covered Call Strategy Risk – The Index replicates the performance of a “daily covered call” investment strategy. A daily covered call strategy involves writing (selling) covered call options having one day to expiration in return for the receipt of a premium. The seller of the option gives up the opportunity to benefit from price increases in the underlying instrument above the exercise price of the options but continues to bear the risk of underlying instrument price declines. The premiums received from the options may not be sufficient to offset any losses sustained from underlying instrument price declines.
The Index may underperform the S&P 500 Index during some periods. For example, in periods of above average S&P 500 Index returns the Index may underperform. Above average S&P 500 Index volatility may increase the extent of underperformance. Also, in periods of flat or declining S&P 500 performance, an S&P 500 daily covered call strategy may underperform an S&P covered call strategy based on monthly call options.
●Monthly Distribution Risk – The Fund seeks to distribute amounts that generally reflect the dividend and call premium income earned by the Index’s daily covered call strategy (net of Fund expenses). Each month the Fund intends to distribute an amount that reflects all or a portion of the dividend and call premium income earned by the Index, subject to a minimum yield of 6% (annualized). If the dividend and call premium income earned by the Index in a given month is less than the minimum yield, the Fund will seek to distribute an additional amount in order to maintain the minimum yield. To the extent required, the dividend and call premium income earned by the Index in one or more subsequent months will be used to recoup prior distributions made by the Fund where the amount distributed exceeded the dividend and call premium income earned by the Index.

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The Fund intends to make monthly distributions without regard to market conditions or the dividend and call premium income earned by the Index. The Fund may experience extended periods where the monthly distributions do not exceed the minimum yield. Even in months where the dividend and call premium income exceeds the minimum yield, the Fund’s distributions may not exceed the minimum yield and may even be significantly less than the monthly yield. There is no guarantee that the Fund will make any distribution and the amount of such distributions, if any, may vary significantly from month-to-month.
As a result of the Fund’s monthly distributions and its investment strategy, some or all of its distributions may be return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares. A return of capital results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. The Fund may have exposure to a single counterparty or a small number of counterparties which increases the risk that the Fund’s performance will decline based on the credit of a single counterparty and that the Fund will be unable to obtain exposure consistent with its investment objective if one counterparty fails to meet its contractual obligations.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject

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to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the the Index had a significant portion of its value in issuers in the [information technology industry group].
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk – The “covered call” strategy of the Fund may result in the Fund being subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions may not be eligible to be treated as qualified divi dend income for non-corporate shareholders or for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows the Fund’s investment results during its first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	12/18/2023
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
S&P 500® Daily Covered Call Index[1]	[ ]%	[ ]%	—
S&P 500® Index[1]	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect

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the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually. In addition, due to the manner in which the Fund implements its investment program, the Fund expects that some or all of its monthly distributions may constitute a return of capital that will have the effect of reducing your cost basis in the Fund’s shares and thereby increasing the amount of capital gain, if any, or decreasing the amount of capital loss, if any, that you will realize when selling Fund shares. The Fund does not guarantee that distributions will always be paid or will be paid at a relatively stable level.

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Investment Objective
ProShares S&P Global Core Battery Metals ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P Global Core Battery Metals Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the S&P Global Broad Market Index engaged in the mining of cobalt, lithium, and nickel—base metals used to produce batteries. The S&P Global Broad Market Index is designed to measure the performance of large-, mid-, and small-capitalization companies listed for trading in developed and emerging market countries. As of May 31, 2026, the Index included companies domiciled in: [Australia, Brazil, Canada, Chile, China, France, Indonesia, Japan, Netherlands, Poland, South Africa, South Korea, Sweden, the United Kingdom, and the United States]. Companies in the Index are weighted based on liquidity and the percentage of revenue earned from cobalt, lithium, and nickel. The Index’s composition and assigned weights are reevaluated in July with additional weight adjustments occurring in January, April, and October. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPGBMUT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or

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when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Battery Metals Investing Risk — Companies engaged in the battery metals mining industry are subject to the risks associated with mining activities. These risks include those related to changes in the price of battery metals, which may be the result of changing inflation expectations, currency fluctuations, speculation, and industrial, government and global consumer demand, among other factors. In addition, such companies may be particularly susceptible to disruptions in the supply chains and world events and economic conditions, including political risks of the countries where battery metals companies are located or do business. These companies may also face increased scrutiny from regulators and legislators considering the environmental impact of battery metal mining. Finally, mining companies often engage in significant amounts of spending on exploration and development of mineral deposits which may involve significant financial risks over longer periods of time.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not battery metals-related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its battery metals-related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
To the extent the Fund invests in issuers in China, those investments may be made through legal structures known as variable interest entities (“VIEs”). VIEs allow U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, the Fund’s performance) and undermine the enforceability of the VIE structure.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [materials industry group].
○Materials Industry Risk — Companies in this sector may experience: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; supply and demand issues; and risk for environmental damage and product liability claims.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in [Australia and China].
○Australia Investments Risk – Investments in securities of issuers in Australia countries involve risks that are specific to Australia, including certain legal, regulatory, political and economic risks. The Australian economy is

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heavily dependent on exports from the certain commodity markets, including energy and mining sectors, and is vulnerable to price changes in commodity markets. In addition, Australia is dependent on trade and economic conditions in other countries can impact the Australian economy.
○Chinese Investments Risk — Investments in securities of issuers in China include risks such as, less developed or less efficient trading markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; institution of tariffs or other trade barriers; uncertainty surrounding trading suspensions; and a lack of publicly available information China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third-party provider to identify companies whose business is battery metals-related will achieve its intended result. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance.
This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	11/29/2022
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
S&P Global Core Battery Metals Index[1]	[ ]%	[ ]%	—
S&P Global 1200 Index[1]	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio

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Manager, have jointly and primarily managed the Fund since November 2022 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   S&P Kensho Cleantech ETF :: 157
PROSHARES.COM

Investment Objective
ProShares S&P Kensho Cleantech ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P Kensho Cleantech Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of U.S.-listed companies focused on building technologies or products that enable the generation of clean energy, such as solar, wind, geothermal, hydrogen, and hydroelectric. The Index includes U.S. and non-U.S. countries. The index provider uses a natural language processing algorithm to identify companies that fall into one or more of the following categories: (1) Technologies (hardware, software, or materials) used for clean energy capture, including solar modules, wind blades and turbines, inverters, etc., (2) Technologies used for green hydrogen production and energy generation, including electrolyzers and stationary fuel cells, (3) Installation of these technologies for use in residential or commercial applications, and (4) Advanced energy storage devices, such as utility-scale batteries.
The index provider determines whether a company falls into those categories by using an automated scan of certain recent company-issued filings with securities regulators in search of terms and phrases that describe a company as producing products or services related to clean energy technology. The index provider then reviews each company to verify that the rules of the automated scan were implemented correctly.
For purposes of determining Index weight, companies are classified as either “core” or “non-core.” Core companies are those where a significant portion of business operations are involved in products and services related to clean energy technology. All other selected companies are classified as “non-core.” The companies in each category are initially equal-weighted, but core companies are then given a higher weighting than non-core companies. The Index’s composition and the assigned weights are reevaluated every May, with an additional weight adjustment occurring in November.
The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “KCLEANN.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment

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objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Cleantech Investing Risk — Cleantech is a relatively new form of technology and is subject to risks associated with a developing industry including limited product lines, markets, and financial resources as well as challenges to scalability of production. There is no guarantee that the products or services offered by companies in this business will be successful. Cleantech companies are subject to rapid changes in technology, intense competition, loss or impairment of intellectual property rights, cyclical economic patterns, shifting consumer preferences, evolving industry standards, frequent new product introductions, evolving regulation, and potentially rapid product obsolescence. Cleantech companies may be susceptible to operational and information security risks including those associated with hardware or software failures, interruptions, or delays in service by third party vendors, and security breaches. Cleantech companies may be significantly impacted by tax incentives, subsidies, and other governmental regulations and policies. These companies may also be affected by fluctuations in energy prices and in the supply and demand of renewable energy resources which may, in turn, be highly dependent upon government policies that support renewable energy generation and enhance the economic viability of owning renewable electric generation assets and may be subject to adverse environmental conditions that could result in fluctuations in renewable electric generation. A decline in the price of conventional energy such as oil and natural gas could have a materially adverse impact on cleantech companies. Cleantech companies may also be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, technical developments and labor relations.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not cleantech related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its cleantech related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk/Emerging Markets Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.

   S&P Kensho Cleantech ETF :: 159
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Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [industrials and information technology industry groups].
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third-party provider to identify companies whose business is cleantech related will achieve its intended result. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	9/29/2021
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
S&P Kensho Cleantech Index[1]	[ ]%	[ ]%	—
S&P Total Market Index[1]	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect

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the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since September 2021 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   S&P Kensho Smart Factories ETF :: 161
PROSHARES.COM

Investment Objective
ProShares S&P Kensho Smart Factories ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P Kensho Smart Factories Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of U.S.-listed companies focused on building technologies or products that enable the digitalization of manufacturing activities The index includes U.S. and non-U.S. companies. The Index provider uses a natural language processing platform to identify companies that fall into one or more of the following categories: (1) Software and devices enabling connected, integrated digitalization of manufacturing activities, including the industrial internet of things (industrial IoT) and digital twin platforms, (2) Sensors, software, and equipment used for environmental sensing and monitoring, advanced process control, predictive maintenance, and equipment health monitoring, (3) Technology and sensors that enable industrial machine and 3D vision to identify product defects and anomalies, model and predict equipment processes and product results, and (4) Demand response systems and components for conserving and optimizing plant energy consumption.
The index provider determines whether a company falls into those categories by using an automated scan of certain recent company-issued filings with securities regulators to search for terms and phrases that describe a company as producing products or services related to smart factories. The index provider then reviews each company to verify that the rules of the automated scan were implemented correctly.
For purposes of determining Index weight, companies are classified as either “core” or “non-core.” Core companies are those where a significant portion of business operations are involved in products and services related to smart factories. All other selected companies are classified as “non-core.” The companies in each category are initially equal-weighted, but core companies are then given a higher weighting than non-core companies. The Index’s composition and the assigned weights are reevaluated every May, with an additional weight adjustment occurring in November.
The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “KFACTN.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment

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objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Smart Factory Investing Risk — Smart factory technology is a relatively new form of technology and is subject to risks associated with a developing industry including limited product lines, markets, and financial resources as well as challenges to scalability of production. There is no guarantee that the products or services offered by companies in this business will be successful. Smart factory companies typically face intense competition, rapid changes in technology, loss or impairment of intellectual property rights, and potentially rapid product obsolescence. Smart factory companies typically engage in significant amounts of spending on research and development. Smart factory companies may be susceptible to operational and information security risks including those associated with hardware or software failures, disruptions of access systems or operational systems, or delays in service by third party vendors, and security breaches. The success of certain smart factory companies may depend on businesses being prepared for scaled deployment and integration of smart factory initiatives and the availability of hybrid, soft, and digital skills necessary for smart factory implementation.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not smart factory related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated busi ness lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its smart factory related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk/Emerging Markets Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to

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approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [industrials and information technology industry groups].
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third-party provider to identify companies whose business is smart factory related will achieve its intended result. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the
Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	9/29/2021
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
S&P Kensho Smart Factories Index[1]	[ ]%	[ ]%	—
S&P Total Market Index[1]	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are

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not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since September 2021 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   S&P Midcap 400® Dividend Aristocrats ETF :: 165
PROSHARES.COM

Investment Objective
ProShares S&P MidCap 400® Dividend Aristocrats ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P MidCap 400® Dividend Aristocrats Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the S&P MidCap 400 Index that have consistently increased dividends each year for at least 15 years. The S&P
MidCap 400 Index is designed to measure the performance of mid-cap companies listed and domiciled in the U.S. The Index selects a minimum of 40 companies. These companies are equally weighted in the Index. The Index’s composition is reevaluated annually in January and the weightings are reset to equal weight each quarter in January, April, July and October. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPDAMCUT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Mid-cap companies may have limited product lines or resources, may be dependent

166 :: S&P Midcap 400® Dividend Aristocrats ETF
PROSHARES.COM

upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on mid-cap security prices. Additionally, mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials, industrials and utilities industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
○Utilities Industry Risk — Companies in this sector may experience: review and limitation of rates by governmental regulatory commissions and increased competition as a result of deregulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

   S&P Midcap 400® Dividend Aristocrats ETF :: 167
PROSHARES.COM

Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P MidCap 400 Dividend Aristocrats Index[1]	[ ]%	[ ]%	[ ]%
S&P Composite 1500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since February 2015 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

168 :: S&P SmallCap 600 Dividend Aristocrats ETF
PROSHARES.COM

Investment Objective
ProShares S&P SmallCap 600 Dividend Aristocrats ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P SmallCap 600 Dividend Aristocrats Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the S&P SmallCap 600 Index that have increased dividends every year for at least 10 consecutive years. The S&P
SmallCap 600® Index seeks to measure the performance small-cap companies listed and domiciled in the U.S. The Index selects at least 40 companies. These companies are equally weighted in the Index, except that no sector is allowed to be more than 30% of the Index. The Index’s composition is reevaluated annually in January and the weightings are reset to equal weight each quarter in January, April, July and October. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPDSACUT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to

   S&P SmallCap 600 Dividend Aristocrats ETF :: 169
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day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials, industrials and utilities industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
○Utilities Industry Risk — Companies in this sector may experience: review and limitation of rates by governmental regulatory commissions and increased competition as a result of deregulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

170 :: S&P SmallCap 600 Dividend Aristocrats ETF
PROSHARES.COM

Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Russell 2000 Dividend Growth Index[1]	[ ]%	[ ]%	[ ]%
Russell 3000® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since February 2015 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   S&P Technology Dividend Aristocrats ETF :: 171
PROSHARES.COM

Investment Objective
ProShares S&P Technology Dividend Aristocrats ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P® Technology Dividend Aristocrats® Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of U.S.-listed and domiciled technology companies that have consis tently increased dividends each year for at least 7 years. Technology companies include companies in the information technology sector and companies in the following sub-industries: interactive home entertainment, interactive media & services, data processing & outsourced services, and transaction & payment processing services. The Index selects a minimum of 25 companies. These companies are equally weighted in the Index. The Index’s composition is reevaluated annually in January and the weightings are reset to equal weight each quarter in January, April, July and October. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPTDAUT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

172 :: S&P Technology Dividend Aristocrats ETF
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Principal Risks
You could lose money by investing in the Fund.
●Technology Industry Risk — Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may experience intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [semiconductors & semiconductor equipment, software & services and technology hardware & equipment industry groups].
○Semiconductors and Semiconductor Equipment Industry Risk — Companies in this sector may experience: intense competition, wide fluctuations in securities prices due to risks of rapid obsolescence of products, significant research costs, and limited product lines, markets, financial resources or personnel. Companies in this sector may also be affected by risks that affect the broader technology sector.
○Software and Services Industry Risk — Companies in this industry may experience: competitive pressures, such as aggressive pricing, technological developments, cyclical market patterns, changing domestic demand, the ability to attract and retain skilled employees, and dependence on intellectual property rights and potential loss or impairment of those rights.
○Technology Hardware and Equipment Industry Risk — Companies in this industry may experience: effects from industry competition, evolving industry standards, product obsolescence, and changing government regulation. These companies may also be affected by risks that affect the broader information technology industry.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of

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investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Before Tax	[ ]	[ ]	[ ]	11/5/2019
After Taxes on Distribu- tions	[ ]	[ ]	[ ]	—
After Taxes on Distribu- tions and Sale of Shares	[ ]	[ ]	[ ]	—
S&P Technology Dividiend Aristocrats Index[1]	[ ]%	[ ]%	[ ]%	—
S&P Composite 1500® Index[1]	[ ]%	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since November 2019.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

174 :: Smart Materials ETF
PROSHARES.COM

Investment Objective
ProShares Smart Materials ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Solactive Smart Materials Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies that have business operations in the field of smart materials. The index provider uses a natural language processing algorithm to identify companies that fall into one or more of the following categories: (1) production of smart materials, also called intelligent or responsive materials, which can be defined as materials that have properties which can be changed by an external stimulus (such as temperature, electricity or stress); (2) production of materials with certain advanced, innovative, or disruptive qualities; and (3) development of technologies which promote advances and research related to smart materials.
The index provider determines whether a company falls into those categories by using an automated scan of company filings and other public information to search for terms and phrases which identify companies that have or are expected to have significant exposure in the field of smart materials. The index provider reviews each company and excludes any company that does not have relevant business exposure. The identified companies are then ranked based on level of exposure to smart materials, as determined by the automated scan. The top 30 companies are selected for inclusion in the Index. Selected companies are weighted based on market capitalization, subject to a 4.5% limit for any single company. The Index’s composition and the assigned weights are reevaluated every May and November. The Index is constructed and maintained by Solactive AG. More information about the Index can be found using the Bloomberg ticker symbol “SOLSMATN.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the

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Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Smart Material Investing Risk — Smart material technology is a relatively new form of technology and is subject to risks associated with a developing industry including limited product lines, markets, and financial resources as well as challenges to scalability of production. Companies in the smart material business typically face intense competition and loss or impairment of intellectual property rights. Smart material companies may be subject to scientific, technological and commercialization risks as well as the risk of rapidly changing technologies and short technology life cycles due to the frequent development of new or improved products and evolving industry standards. Smart material companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by companies in the smart material business will be successful.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not smart materials related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its smart materials related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk/Emerging Markets Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its

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value in issuers in the [information technology and materials industry groups].
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
○Materials Industry Risk — Companies in this sector may experience: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; supply and demand issues; and risk for environmental damage and product liability claims.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in [South Korea].
○South Korea Investments Risk – Investments in securities of issuers in South Korea involve risks including certain legal, regulatory, political and economic risks, economic dependency on trade and economic conditions in other countries, and potential hostilities with North Korea.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third-party provider to identify companies whose business is smart materials related will achieve its intended result. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	10/26/2021
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
Solactive Smart Materials Index[1]	[ ]%	[ ]%	—
S&P Global 1200 Index[1]	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are

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not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since September 2021 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

178 :: Supply Chain Logistics ETF
PROSHARES.COM

Investment Objective
ProShares Supply Chain Logistics ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FactSet Supply Chain Logistics Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies focused on raw materials and merchandise shipping and delivery. The Index includes companies in at least one of 18
FactSet® Revere Business Industry Classification System Sub-Industries (“RBICS Sub-Industries”) that the index provider has identified as supply chain logistics related. The 18 eligible RBICS Sub-Industries are: (1) Asia/Pacific Rail Transportation; (2) Autonomous Drone Manufacturers; (3) Commercial Transportation Equipment Distributors; (4) Container Deep Sea and Offshore Shipping; (5) Dry Bulk Deep Sea and Offshore Shipping; (6) Execution and Quote Platforms Services; (7) Express Couriers; (8) Freight Truckload Road Transportation; (9) Freight Less-Than-Truckload Road Transportation; (10) General Transportation and Related Services; (11) Logistics and Supply Chain Service Providers; (12) Multi-Size Trucking Road Transportation; (13) Multi-Type Deep Sea and Offshore Shipping; (14) Transportation Industry Software; (15) Europe, Middle East and Africa Rail Transportation; (16) Other Americas Railroad Transportation; (17) United States Class I Railroad Transportation; and (18) United States Short-Line Railroad Transportation. The Index selects up to 40 companies based on market capitalization that receive 75% or more of their revenue from one or more of those sub-industries. Selected companies are then weighted based on their market capitalization, subject to a 4.5% limit. The Index’s composition and assigned weights are reevaluated semi-annually in June and December. The Index is constructed and maintained by FactSet Research Systems, Inc. More information about the Index can be found using the Bloomberg ticker symbol “FDSSCLN.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard

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to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Supply Chain Logistics Risk — Companies involved in providing supply chain logistics are subject to risks related to legislative or regulatory changes; adverse market conditions and/or increased competition; technological developments and changing technology; cyberattacks that may compromise a company’s operations or business; occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, exchange rate movements, and insurance costs; pandemics, natural disasters or other crisis; border and/or import controls; pent-up /increased demand; mobility restrictions; shortages of product and labor; dependence on intellectual property rights, and potential loss or impairment of those rights; research and development costs; and rapid product obsolescence. Global, regional or local events, such as changes to trade relations, trade restrictions, and/or military conflict, may materially disrupt or indefinitely impair the operations of these companies. Securities of these companies may be cyclical and occasionally subject to sharp price movements. Certain supply chain companies may be subject to significant regulation, including environmental regulation, by federal, state and local governmental agencies.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not supply chain logistics-related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its supply chain logistics-related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to

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approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [industrials industry group].
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	4/6/2022
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
FactSet Supply Chain Logistics Index[1]	[ ]%	[ ]%	—
S&P Global 1200 Index[1]	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since April 2022 and March 2023, respectively.

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Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objectives, Principal Investment Strategies and Related Risks

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This section contains additional details about each Fund’s investment objective, principal investment strategies and related risks.
Investment Objectives
Each series of ProShares (each, a “Fund” and, collectively, the “Funds”) offered in this Prospectus is a “matching” fund or a “geared” fund.
A “matching” fund seeks to provide investment results, before fees and expenses, that correspond to the return of its underlying index (the term “index,” as used herein, includes the Merrill Lynch Factor Model — Exchange Series benchmark). ProShares Big Data Refiners ETF, ProShares DJ Brookfield Global Infrastructure ETF, ProShares Equities for Rising Rates ETF, ProShares Global Listed Private Equity ETF, ProShares Hedge Replication ETF, ProShares High Yield–Interest Rate Hedged, ProShares Inflation Expectations ETF, ProShares Investment Grade–Interest Rate Hedged, ProShares K-1 Free Crude Oil ETF, ProShares Large Cap Core Plus, ProShares Long Online/Short Stores ETF, ProShares Merger ETF, ProShares Metaverse ETF, ProShares MSCI EAFE Dividend Growers ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares MSCI Europe Dividend Growers ETF, ProShares MSCI Transformational Changes ETF, ProShares Nanotechnology ETF, ProShares Nasdaq-100 Dorsey Wright Momentum ETF, ProShares Nasdaq-100 Dynamic Buffer ETF, ProShares Nasdaq-100 High Income ETF, ProShares On-Demand ETF, ProShares Online Retail ETF, ProShares Pet Care ETF, ProShares Russell 2000 Dynamic Buffer ETF, ProShares Russell 2000 High Income ETF, ProShares Russell U.S. Dividend Growers ETF, ProShares S&P 500 Buyback Aristocrats ETF, ProShares S&P 500® Dividend Aristocrats ETF, ProShares S&P 500 Dynamic Buffer ETF, ProShares S&P 500® Ex-Energy ETF, ProShares S&P 500® Ex-Financials ETF, ProShares S&P 500® Ex-Health Care ETF, ProShares S&P 500® Ex-Technology ETF, ProShares S&P Global Core Battery Metals ETF, ProShares S&P 500® High Income ETF, ProShares S&P Kensho Cleantech ETF, ProShares S&P Kensho Smart Factories ETF, ProShares S&P MidCap 400® Dividend Aristocrats ETF, ProShares S&P SmallCap 600 Dividend Aristocrats ETF, ProShares S&P Technology Dividend Aristocrats ETF, ProShares Smart Materials ETF, and ProShares Supply Chain Logistics ETF, are each “matching” funds (each, a “Matching Fund”, and collectively, the “Matching Funds”).
ProShares Decline of the Retail Store ETF is a “Geared Fund” in the sense that it is designed to seek daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of its underlying index (the “Daily Target”) for a single day, not for any other period. The Geared Fund is a “Short Fund” in the sense that it is designed to correspond to the inverse of the daily performance of its underlying index. A “single day” is measured from the time the Geared Fund calculates its net asset value
(“NAV”) to the time of the Geared Fund’s next NAV calculation. The Geared Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
The return of the Geared Fund for periods longer than a day is the product of a series of daily leveraged returns for each trading day during that period. If you hold Geared Fund shares for any period other than a day, it is important for you to understand the risks and long-term performance of a daily objective fund. You should know that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
For periods longer than a day, you will lose money if the Index’s performance is flat. It is possible that you will lose money invested in the Geared Fund even if the value of the Index falls during that period. During periods of higher Index volatility, the Index volatility may affect your return as much or more than the return of the Index. Returns may move in the opposite direction of the Index during periods of higher Index volatility, low Index returns, or both. In addition, during periods of higher Index volatility, the Index volatility may affect your return as much or more than the return of the Index.
Investment in the Geared Fund involves risks that are different from and additional to the risks of investments in other types of funds. An investor in the Geared Fund could potentially lose the full value of their investment within a single day.
Each Fund’s investment objective is non-fundamental, meaning that it may be changed by the Board of Trustees (the “Board”) of ProShares Trust (the “Trust”), without the approval of Fund investors. Each Matching Fund reserves the right to substitute a different index or benchmark for its current index or benchmark.
Principal Investment Strategies
Matching Funds
In seeking to achieve each Matching Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Fund’s underlying index. Each Matching Fund attempts to achieve its investment objective by investing all, or substantially all, of

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its assets in investments that make up its index or in financial instruments that provide similar exposure.
The Matching Funds may employ various other investment techniques that ProShare Advisors believes should, in the aggregate, simulate the movement of each Fund’s index. For the ProShares Nasdaq-100 High Income ETF, ProShares Russell 2000 High Income ETF, and ProShares S&P 500® High Income ETF, the investment techniques employed by ProShare Advisors also look to provide for distributions similar in amount to the cash received by each Fund’s Index from dividend and call premium income. The ProShares Nasdaq-100 High Income ETF, ProShares Russell 2000 High Income ETF, and ProShares S&P 500® High Income ETF do not sell or invest in covered call options. The investment techniques utilized to simulate the movement of each applicable index are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs, while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics (e.g., with respect to equity funds, market capitalization and industry weightings) to, the index. For example, a Fund may invest in or gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to those of the index or otherwise benefit the Fund. Under certain circumstances, a Fund may invest in or obtain exposure to components not included in the index or overweight or underweight certain components of the index with the intent of obtaining exposure with aggregate characteristics similar to the index, including, as applicable, the general credit profile of the index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of a Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends. Each Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its index without regard to market conditions, trends, direction, or the financial condition of a particular issuer. In addition, for ProShares High Yield — Interest Rate Hedged and ProShares Investment Grade — Interest Rate Hedged, ProShare Advisors will rely solely on credit ratings provided by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Financial Services, LLC (“S&P”) in seeking to match the general credit profile of its Index. To the extent the Fund is overweight in a security that is perceived by the markets to have increased credit risk, the Fund’s performance will be adversely affected. The Funds do not take temporary defensive positions.
Geared Fund
In seeking to achieve the Geared Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to correspond to the inverse (-1x) of the daily performance of the Fund’s underlying index. The Geared Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its index or in financial instruments that provide similar exposure.
The Geared Fund employs various investment techniques designed to achieve its investment objective. These techniques may enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs to maintain a high correlation with, and similar aggregate characteristics (e.g., with respect to equity funds, market capitalization and industry weightings) to, the inverse of the index. For example, the Geared Fund may invest in or gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to those of the index. Under certain circumstances, the Geared Fund may invest in or obtain exposure to components not included in the index or overweight or underweight certain components of the index with the intent of obtaining exposure with aggregate characteristics similar to the index.
In managing the assets of the Geared Fund, ProShare Advisors does not invest the assets of the Geared Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends. The Geared Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its index without regard to market conditions, trends, direction, or the financial condition of a particular issuer. The Geared Fund does not take temporary defensive positions.
On a daily basis, the Geared Fund will seek to position its portfolio so that the Geared Fund’s investment exposure is consistent with its investment objective. In general, changes to the level of the Geared Fund’s index each day will determine whether such Fund’s portfolio needs to be repositioned. For example, if the Geared Fund’s index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Geared Fund’s short exposure will need to be decreased. Conversely, if the index has fallen on a given day, net assets of the Geared Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Geared Fund’s short exposure will need to be increased.
The time and manner in which the Geared Fund rebalances its portfolio may vary from day to day at the sole discretion of ProShare Advisors depending upon market conditions and other circumstances. If for any reason the Geared Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Geared Fund may have investment exposure to its underlying index that is

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significantly greater or less than its stated multiple. As a result, the Geared Fund may be more or less exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.
Additional Information Regarding Principal Risks
Like all investments, investing in a Fund entails risks. The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are described in each Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which a Fund may be subjected, is provided below and under the section titled “Other Risks.” The principal risks are intended to provide information about the factors likely to have a significant adverse impact on a Fund’s returns and consequently the value of an investment in a Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk.
Some of the risks described below apply to all Funds, while others are specific to the investment strategies of certain Funds. Please see “Principal Investment Risks” in each Fund’s Summary Prospectus for more detail about the principal risks applicable to each Fund. The Statement of Additional Information (“SAI”) contains additional information about each Fund, investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.
While the realization of certain of these risks may benefit the Geared Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of its index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.
●Monthly Distribution Risk – A Fund seeks to distribute amounts that generally reflect the dividend and call premium income earned by the Index’s daily covered call strategy (net of Fund expenses). Each month a Fund intends to distribute an amount that reflects all or a portion of the dividend and call premium income earned by the Index, subject to a minimum yield of 6% (annualized). If the dividend and call premium income earned by the Index in a given month is less than the minimum yield, the Fund will seek to distribute an additional amount in order to maintain the minimum yield. To the extent required, the dividend and call premium income earned by the Index in one or more subsequent months will be used to recoup prior distributions made by a Fund where the amount distributed exceeded the dividend and call premium income earned by the Index.
A Fund intends to make monthly distributions without regard to market conditions or the dividend and call premium income earned by the Index. A Fund may experience extended periods where the monthly distributions do not exceed the minimum yield. Even in months where the dividend and call premium income exceeds the minimum yield, a Fund’s distributions may not exceed the minimum yield and may even be significantly less than the monthly yield. There is no guarantee that a Fund will make any distribution and the amount of such distributions, if any, may vary significantly from month-to-month. During periods when the value of the long component of the Index is falling, it is possible for the Fund to suffer substantial investment losses and simultaneously experience a significant reduction in assets due to the monthly distribution.
As a result of the Fund’s monthly distributions and its investment strategy, some or all of its distributions may be return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. For financial reporting purposes, the portion of a distribution that exceeds the Fund’s investment earnings as determined under general accounting methods may be characterized as return of capital. More information about the source of the Fund’s distributions will be available in the Trust’s first report to shareholders that includes the Fund.
A tax return of capital results when a fund distributes more than its taxable income under tax accounting methods. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares. A return of capital results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares.
●Dynamic Buffer Strategy Risk – There can be no guarantee that the Dynamic Buffer Strategy will provide the target level of upside participation or protection against downside losses each day, or for any period. To the extent a Fund’s Dynamic Buffer Strategy is not successful, the Fund may be exposed to investment losses, which could be significant.
The Dynamic Buffer Strategy, including the daily cap and daily buffer level are based on expected volatility. To the extent actual volatility exceeds such expectations, the Dynamic Buffer Strategy, even if implemented as intended, may not protect a Fund from the effects of such volatility and a Fund may experience losses not covered by the Dynamic Buffer Strategy.
The Funds do not provide principal protection, non-principal protection or otherwise guarantee principal or performance results. Investors may experience significant losses as a result of an investment in a Fund, potentially including the loss of their entire investment.
The Dynamic Buffer Strategy seeks to provide upside participation in an index up to a daily cap less the cost of implementing the Dynamic Buffer Strategy. If a Fund is

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successful in achieving its investment objective, you should not expect to capture the upside return of the equity index above the daily cap on days the equity index rises more than the daily cap. The cost and other factors associated with implementing the Dynamic Buffer Strategy may limit or eliminate a Fund’s ability to participate in market upswings. There can be no guarantee that the Dynamic Buffer Strategy will provide upside participation even in rising markets. When equity markets are flat or rise slightly, a Fund’s performance may be negative as a result of the impact of the costs and other factors associated with implementing the Dynamic Buffer Strategy. As a result of the daily cap, and other factors, a Fund may not capture the upside return of the equity index. The Fund may underperform the equity index over short or long periods of time, potentially by significant amounts.
The Dynamic Buffer Strategy seeks to mitigate losses through a daily buffer designed to protect against the first 1% to as much as 5% of any loss that day less the cost of implementing the Dynamic Buffer Strategy. Even if a Fund is successful in achieving its investment objective, the Fund will not protect you against daily losses greater than the buffer amount. The cost and other factors associated with implementing the Dynamic Buffer Strategy may limit or eliminate the protection of the daily buffer and a Fund’s ability to provide protection against market downturns. There can be no guarantee the Dynamic Buffer Strategy will provide downside protection.
An investor that purchases or sells Fund shares intraday may not realize (fully or partially) the daily buffer or the daily cap and may be exposed to greater risk of loss. For example, if an investor purchases Fund shares during the day at a time when the equity index price has decreased from its price at the beginning of the day, the investor’s buffer may be decreased. Conversely, if an investor purchases Fund shares during the day at a time when the equity index price has increased from its price at the beginning of the day, the investor’s upside return may be reduced or nonexistent and the investor may experience losses prior to reaching the downside protection offered by the buffer.
An investor’s ability to realize the daily buffer and daily cap may be positively or negatively impacted by market events occurring during the prior business day after the strike price of the options contracts reflected in the Index has been set. Each Index is designed to set the daily buffer and daily cap each business day based on the strike price of Index options and a measure of expected market volatility prior to the close of equity markets on the prior business day at 2:40 p.m. Eastern Time. As a result, market movements between this time and the equity market close at 4:00 p.m. Eastern Time that day could have a significant impact (positive or negative) on the level of downside protection or upside participation provided by the Fund on the next business day.
●Option Strategy Risk – The Dynamic Buffer Strategy incorporated into each index utilizes written call and put options having one day to expiration in return for the receipt of a premium. The writer of a put option participates in decreases in the price of the underlying instrument below the strike price of the options. The writer of a call option gives up the opportunity to benefit from price increases in the underlying instrument above the strike price of the options. The premiums from the options measured by the index may not be sufficient to offset any losses sustained from price declines in the underlying instrument, and in the case of call options, also may not be sufficient to make up for any price increases in the underlying instrument that are missed as a result of writing and exercise of the option. Additionally, the premiums from the written options measured by the index may be significantly lower than the premiums paid for the purchased options measured by the index, which would have a negative impact on index performance.
●Derivatives Risk — A Fund may obtain exposure through derivatives (including investing in: swap agreements; futures contracts; options on futures contracts, securities, and indexes; forward contracts; and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities contained in a Fund’s index). The use of derivatives may result in larger losses or smaller gains than directly investing in securities. The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired; 7) risks arising from margin requirements; 8) operational risk (such as documentation issues, settlement issues and systems failures); and 9) legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

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In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index or a similar index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of the ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund only used swaps on the underlying index.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which a Fund and its subsidiary are organized, respectively, could result in the inability of a Fund to operate as intended and could negatively affect the Fund and its shareholders. Each Fund complies with the provisions of the 1940 Act governing investment policies, capital structure, and leverage on an aggregate basis with its subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to investment advisory contracts, affiliated transactions, and custody.
●Counterparty Risk — A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments (including derivatives and repurchase agreements) entered into by the Fund. A Fund generally structures the agreements such that either party can terminate the contract at any time, including intraday, without penalty prior to the termination date. If a counterparty terminates a contract, a Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, a Fund typically enters into transactions with major financial institutions. A Fund also seeks to mitigate risks by generally requiring that the counterparties agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, a Fund will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.
The counterparty to a cleared swap agreement and/or exchange-traded futures contract is subject to the credit risk of the clearing house and the futures commission mer chant (“FCM”) through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to a Fund. For example, a Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures and options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, a Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In certain cases with respect to cleared swaps, the FCM may also transfer any excess initial margin posted by a Fund to the clearing house. Regulations promulgated by the CFTC require that the FCM notify the clearing house of the excess initial margin provided by the FCM to the clearing house that is attributable to each customer. However, if the FCM does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the assets attributable to it in the clearing house’s omnibus account to satisfy payment obligations a defaulting customer of the FCM has to the clearing house.
In addition, a Fund may enter into agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize returns on collateral, and another institution may be substituted for that financial institution without the consent

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of the Fund. If the credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of returns on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union or United Kingdom (sometimes referred to as a “bail in”).
Moreover, with respect to the use of swap agreements, although the term of the agreement may be for a specified period ranging from a day to more than one year, either party may generally terminate the agreement without penalty prior to the termination. As a result, if the underlying reference asset has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the reference asset reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.
●Correlation Risk for Matching Funds — A number of factors may affect a Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective.
Factors that may adversely affect a Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which a Fund invests. A Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, a Fund may invest in securities not included in the Index. A Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the
Fund’s correlation with the Index. A Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, a Fund’s underlying investments may trade on markets that may not be open on the same day as a Fund, which may cause a difference between the performance of the Fund and the performance of the Index on such day. Any of these factors could decrease correlation between the performance of a Fund and the Index and may hinder a Fund’s ability to meet its investment objective.
●Correlation Risk for the Geared Fund — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the Daily Target.
In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closures, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.
●Buyback Companies Risk — The ProShares S&P 500 Buyback Aristocrats ETF invests in companies that engage in share repurchase programs. While buybacks may be used to return capital to shareholders or signal management’s confidence in the company’s financial position, they involve risks that may adversely affect the value of the company’s securities. A company that allocates capital to share repurchases may forgo more productive uses of that capital, including investment in operations, debt reduction, or strategic acquisitions, and companies that finance repurchases through borrowed funds may experience increased leverage and reduced financial flexibility, particularly during periods of market stress or economic contraction. Buyback activity may also indicate that a company has limited opportunities to deploy capital into higher-returning growth investments, and repurchases executed at elevated

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prices may reduce, rather than enhance, long-term shareholder value. Repurchases may be used to offset dilution from equity-based compensation arrangements, resulting in little or no net reduction in shares outstanding. In addition, share repurchase programs are subject to regulatory oversight, and changes in applicable law or regulation may restrict a company’s ability to execute its repurchase program or expose it to increased costs or litigation risk. For example, federal legislation has imposed an excise tax on corporate share repurchases, which may increase the cost of buyback programs and reduce the frequency or volume of repurchases by companies held by ProShares S&P 500 Buyback Aristocrats ETF. Share repurchase programs are voluntary and may be suspended, reduced, or discontinued at any time. Any of the foregoing factors may adversely affect the market value of the securities held by ProShares S&P 500 Buyback Aristocrats ETF and, as a result, the net asset value and performance of ProShares S&P 500 Buyback Aristocrats ETF.
●Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, perceptions regarding the industries in which issuers operate, or factors relating to specific companies in which the Fund invests. In addition, adverse changes in one sector or industry with respect to a particular company may negatively impact companies in other sectors or increase market volatility. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.
○Large-Cap Company Investment Risk — Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, or consumer tastes and also may not be able to attain the high growth rate of successful smaller companies.
○Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.
●Industry Concentration Risk — Each Index may have a significant portion of its value in issuers in an industry or group of industries. A Fund will allocate its investments to approximately the same extent as the Index. As a result, a Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. Financial, economic, business, regulatory conditions, and other developments affecting issuers in a particular industry or group of industries will have a greater effect on a Fund, and if securities of the particular industry or group of industries fall out of favor, a Fund could underperform, or its net asset value may be more volatile than, funds that have greater industry diversification.
●Communication Services Industry Risk — The risk of investments in the industry include: the potential obsolescence of products and services due to increasing competition from the innovation of competitors; increased research and development costs and capital requirements to formulate new products and services that utilize new technology; pricing new and existing products to match or beat industry competitors, shifting demographics and changes to consumer taste, which can negatively impact profitability; and regulation by the Federal Communications Commission and various state regulatory authorities. Companies in the communication services industry may be more susceptible to cybersecurity issues than companies in other industries, including hacking, theft of proprietary or consumer information, and disruptions in service.
●Consumer Discretionary Industry Risk — The risks of investments in the industry include: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, supply chains, competition and consumer confidence; heavy dependence on disposable household income and consumer

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spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products.
●Consumer Staples Industry Risk — The risks of investments in the industry include: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
●Energy Industry Risk — The risks of investments in the industry include: adverse effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events, international conflicts or threat of conflicts and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; the fact that the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; and risk for environmental damage claims. The energy industry has recently experienced significant volatility due to dramatic changes in the prices of energy commodities, and it is possible that such volatility will continue in the future.
On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets for securities and commodities, including oil. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. How long such conflict and related events will last and whether it will escalate further cannot be predicted. Impacts from the conflict and related events could have a significant impact on the Fund’s performance, and the value of an investment in the Fund may decline significantly. Additionally, the possibility of a continued and prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the crude oil markets. This may increase or decrease volatility of the Funds’ shares.
The U.S. and Israel military action against Iran that began in February 2026 and Iran’s responses thereto, including attacks on marine vessels in the Strait of Hormuz, and the U.S. military operation in Venezuela could result in more widespread conflict and could have a severe adverse affect on the regions and/or the world and the markets for securities and commodities, including oil and natural gas. How long these conflicts and related events will last and whether it will escalate further cannot be predicted. Impacts from this conflict and related events could have significant impact on a Fund’s performance, and the value of an investment in a Fund may decline significantly.
●Financials Industry Risk — The risks of investments in the industry include: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital and liquid assets they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; increased inter-sector consolidation and competition in the financials industry; and volatility in the financial markets and changes in domestic and foreign monetary policy; credit rating downgrades; adverse public perception; exposure concentration and decreased liquidity in credit markets; counterparty risk arising from issuers that serve as counterparties in derivatives or similar contractual arrangements. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials industry as a whole cannot be predicted.
●Health Care Industry Risk — The risks of investments in the industry include: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty health care providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources or personnel.
●Industrials Industry Risk — The risks of investments in the industry include: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; adverse effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.
●Infrastructure Industry Risk — Companies in the infrastructure industry may be subject to a variety of risks, including: high interest costs in connection with capital construction programs; high degrees of leverage; economic slowdowns;

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surplus capacity; difficulty in raising capital; costs associated with changes in government regulations or policies; adverse changes in tax laws; increased competition from other service providers; evolving technological developments; environmental problems; labor relations tensions; and corruption in publicly funded projects.
●Internet Companies Risk — Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. In addition, the stocks of many internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories. Many internet companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.
●Information Technology Industry Risk — Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole.
●Materials Industry Risk — The risks of investments in the industry include: adverse effects from commodity price volatility, exchange rate fluctuations, social and political unrest, war, import or export controls, increased competition; the possibility that production of industrial materials may exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations.
●Online Retail Companies Risk — Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online mar ketplace and retail segments may also be subject to heightened cyber security risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses. Investing in Online Retailers may be attractive to investors who believe the trend of rising online sales will continue; however, there is no guarantee this trend will continue. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of a Fund.
●Pet Care Industry Risk — The pet care industry has historically been resilient to economic downturns, this trend may not continue or may reverse. Future growth of the pet care industry, if any, is largely dependent upon increases in pet ownership and the dollar amount spent on pets and pet-related products and services. Levels of disposable household income and spending for pet related products and services will fluctuate due to, among other things, economic conditions, limitations on discretionary spending, and consumer preferences. Some companies in the pet care industry are smaller, independent producers and retailers. Smaller companies face intense competition from larger companies that may have more significant resources and have well established suppliers and distribution channels. A number of companies in the pet care industry are not publicly listed for trading. Pet care industry manufacturers, such as providers of food, medicine and other products and services, are also facing increased regulatory scrutiny and products liability risk as the U.S. and some international regulatory regimes focus on pet food and product safety. Many well-known pet brands and pet care-related businesses are offered by companies that are owned by, or sub-divisions of, large corporate entities.
●Retailing Industry Risk — The risks of investments in the industry include: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a

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relatively few number of business days to achieve overall results; and dependence on outside financing, which may be difficult to obtain.
●Semiconductors and Semiconductor Equipment Industry Risk — The risks of investments in the industry include: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. The semiconductors sector may also be affected by risks that affect the broader technology sector, including: government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology sector as a whole.
These companies rely on a combination of patents, trade secret laws and contractual provisions to protect their technologies. The process of seeking patent protection can be long and expensive. The industry is characterized by frequent litigation regarding patent and other intellectual property rights, which may require such companies to defend against competitors’ assertions of intellectual property infringement or misappropriation. Some companies are also engaged in other lines of business unrelated to the semiconductor business, and these companies may experience problems with these lines of business that could adversely affect their operating results. The international operations of many companies expose them to the risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes. Business conditions in this industry can change rapidly from periods of strong demand to periods of weak demand, and any future downturn could harm the business and operating results of these companies. The stock prices of companies in the industry have been and will likely continue to be volatile relative to the overall market.
●Software and Services Industry Risk — The risks of investments in the industry include: competitive pressures, such as aggressive pricing (including fixed-rate pricing), technological developments (including product-specific technological change), changing domestic demand, and the ability to attract and retain skilled employees; availability and price of components; dependence on intellectual property rights, and potential loss or impairment of those rights; research and development costs; rapid product obsoles cence; cyclical market patterns; evolving industry standards; and frequent new product introductions requiring timely and successful introduction of new products and the ability to service such products. The software and services industry may also be affected by risks that affect the broader information technology industry.
●Technology Industry Risk — Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may experience intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
In addition, certain technology-related companies in which the Fund may invest may not currently be profitable and there can be no assurance that such companies will be profitable in the future. Companies in the application software industry, in particular, may also be negatively affected by declining or fluctuating subscription renewal rates for their products and services, leading to reduced revenues. Companies in the systems software industry may be adversely affected by actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
●Technology Hardware and Equipment Industry Risk — The risks of investments in the industry include: effects from industry competition, evolving industry standards and obsolescence of products; government regulation; changes in costs of components and ability to attract and maintain skilled employees; and dependence on intellectual property rights. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The technology hardware and equipment industry may also be affected by risks that affect the broader information technology industry.
●Utilities Industry Risk — The risks of investments in the industry include: review and limitation of rates by governmental regulatory commissions; the fact that the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; the risk that utilities may engage in riskier ventures where they have little or no experience; and the fact that deregulation allows utilities to diversify outside of their original geographic regions and

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their traditional lines of business and create greater competition, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines.
●Risks Specific to the Crude Oil Markets — Several factors may affect the price of crude oil and, in turn, the WTI crude oil futures contracts and other assets, if any, owned by a Fund, including, but not limited to:
○Significant increases or decreases in the available supply of crude oil due to natural or technological factors. Natural factors would include depletion of known cost effective sources for crude oil or the impact of severe weather on the ability to produce or distribute crude oil. Technological factors would include increases in availability created by new or improved extraction, refining and processing equipment and methods or decreases caused by failure or unavailability of major refining and processing equipment (for example, shutting down or constructing oil refineries).
○A significant change in the attitude of speculators and investors towards crude oil. Should the speculative community take a negative or positive view towards crude oil, it could cause a change in world prices of crude oil, which could have a corresponding positive or negative impact on the price of a Fund’s shares.
○Large purchases or sales of crude oil by the official sector. Governments and large institutions have large commodities holdings or may establish major commodities positions. For example, nations with centralized or nationalized oil production and organizations such as the Organization of Petroleum Exporting Countries control large physical quantities of crude oil. If one or more of these institutions decides to buy or sell crude oil in amounts large enough to cause a change in world prices, the price of a Fund’s shares will be affected.
○Political factors such as imposition of regulations or entry into trade treaties, as well as political disruptions caused by societal breakdown, insurrection and/or war may greatly influence crude oil supply and prices.
○A significant increase or decrease in crude oil hedging activity by crude oil producers. Should there be an increase or decrease in the level of hedge activity of crude oil producing companies, countries and/or organizations, it could cause a change in world prices of crude oil, causing the price of a Fund’s shares to be affected.
○Recent policy initiatives undertaken by the U.S. government and other governments that impact international relations, trade agreements and the overall regulatory environment could create uncertainty and instability in domestic and global markets. In particular, actions taken in respect of international trade relations could lead to trade wars, increased costs for imported goods, disrup tions in supply chains, reduced foreign investment and regional instability, all of which could significantly influence crude oil supply and prices
●Debt Instrument Risk — Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the prices of outstanding debt instruments fall when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as a Fund may be required to reinvest the proceeds received at lower interest rates. Callable bonds may also have lower sensitivity to interest rate declines than non-callable bonds or Treasury Securities. Such factors may cause the value of an investment in the Fund to change. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Index may underperform other debt instruments that track other markets, segments and sectors.
●Foreign Investments Risk — Certain factors related to investment in securities of foreign issuers or other investments that provide a Fund with exposure to foreign issuers (collectively, “foreign investments”) may prevent a Fund from achieving its goals. These factors may include the effects of: (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, even if a Fund attempts to hedge against its currency exposure; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; (viii) changes in the denomination currency of a foreign investment, (ix) foreign exchange controls, which may include suspension of the ability to transfer currency from a given

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country; (x) less publicly available information about foreign issuers; and (xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies.
Foreign investments also may be subject to economic or diplomatic sanctions and other similar measures. The type and severity of sanctions and other similar measures, including counter-sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border transactions, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of such measures could, among other things, cause a decline in the value and/or liquidity of foreign investments, downgrades in credit ratings, devaluation of a country’s currency, and increased market volatility and disruption globally. Such sanctions and measures could limit or prevent a Fund from buying or selling foreign investments, significantly delay or prevent settlement of transactions, and significantly impact the Fund’s liquidity and performance.
In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, a Fund’s ability to obtain exposure to those foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.
A Fund’s performance also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country, (e.g., swap agreements with foreign counterparties), these factors may affect the Fund’s ability to achieve its investment objective. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case for U.S. securities. These factors include the effect of: (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; (iv) issues related to multi-national currency arrangements; and (v) increased correlation between the value of foreign investments and changes in the commodities markets.
●Special Considerations About Emerging Market Countries — Because foreign investments of a Fund may include issuers domiciled in developing or “emerging market” countries, the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign market countries. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging market countries are considered speculative.
○Political and Social Risk — Some governments in emerging markets countries are subject to military and other conflicts and geopolitical tensions, are authoritarian in nature, have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political, geopolitical or social developments, including the imposition of international sanctions may result in sudden and significant investment losses. Also, investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets

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and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.
○Economic Risk — Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries. Circumstances could arise that could prevent the timely payment of interest or principal on sovereign debt of emerging market countries, such as reaching legislative debt ceilings. Such non-payment would result in substantial negative consequences for the economies and securities markets of those countries. Further, economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates.
○Market Risk – Some emerging market countries may have inefficient and underdeveloped financial markets and therefore may lack the infrastructure necessary to attract large amounts of foreign trade and investment. Some emerging market countries may have relatively unstable governments and may present the risks of potential expropriation or nationalization of private properties or businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. As a result, emerging market issuers may have limited access to reliable sources of capital. Inefficient markets combined with less sophisticated regulatory oversight may also mean that securities traded in emerging markets are more susceptible to market manipulation by other market participants. Furthermore, legal principles relating to standards of corporate governance and directors’ fiduciary duties may differ from and/or not be as extensive or protective as those that apply in the U.S.
●Geographic Concentration Risk — Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations or other declines in the value of their currency could occur in foreign countries that have not yet experienced currency devaluation or declines to date, or could continue to occur in foreign countries that have already experienced such devaluations or declines. As a result, funds that focus their investments in companies economically tied to a particular foreign geographic region or country may be more volatile than a more geographically diversified fund.
●Australia Investments Risk – Investments in securities of issuers in Australia countries involve risks that are specific to Australia, including certain legal, regulatory, political and economic risks. The Australian economy is heavily dependent on exports from the certain commodity markets, including energy and mining sectors, and is vulnerable to price changes in commodity markets. In addition, Australia is dependent on the economies of their key trading partners, including the United States, China, Japan, South Korea, New Zealand, among others. Disruptions in any of these economies may cause an adverse impact on the Australian economy.
●Canadian Investments Risk — Investments in securities of issuers in Canada include risks such as, but are not limited to, regulatory, political, currency, security and economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the U.S. and China. Any changes in the volume of this trading, in taxes or tariffs, or in political relationships between nations may adversely affect the Canadian economy and, as a result, the Fund’s investments. Political developments including the renegotiation of NAFTA in the form of the USMCA, which replaced NAFTA on July 1, 2020, could have an adverse impact on the Canadian economy. Canada is also a large supplier of natural resources such as oil, natural gas, timber, and agricultural products. As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.
●Chinese Investments Risk — Investments in securities of issuers in China (including variable interest entities (“VIEs”) associated with an underlying Chinese operating company) include risks such as, but are not limited to, less developed or less efficient trading markets; heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from government control of markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; uncertainty surrounding trading suspensions; a lack of publicly available information (as compared to many other countries); and natural disasters particularly likely to occur in China. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, and its economy is experiencing a relative slowdown. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations, and higher rates of inflation. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. Reductions in spending on Chinese products and services,

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institution of tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the values of Chinese companies. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Currently, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets; as a result, material information about Chinese securities issuers may not be known or publicly available, and where it is available, it may not be reliable. Investors who are harmed as a result of the lack of quality information about Chinese issuers will generally not have recourse against such issuers due to the lack of remedies available in China, the difficulty of pursuing any remedies available, and the difficulty or inability to enforce judgments obtained through courts in other countries, such as the United States. The U.S. government has imposed restrictions on U.S. investors’ ability to invest in certain Chinese issuers and has begun the process to delist Chinese issuers that have listed their securities on U.S. securities exchanges but not complied with certain U.S. accounting requirements.
Investments in issuers in China may include investments through legal structures known as VIEs. In China, ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as a Fund) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs. In these arrangements, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the New York Stock Exchange. Foreign investors hold stock in the shell company (i.e., the U.S.-listed company) rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership.
Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, a Fund’s performance) and the enforceability of the VIE’s contractual arrangements with the Chinese company.
VIEs are a longstanding industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the shell company’s contractual arrangements. A breach of a contractual arrangement between a U.S.-listed company and a China-based VIE would likely be subject to Chinese law and jurisdiction and, as such, could result in a lack of recourse in the event the U.S.-listed company receives an adverse ruling. There may also be conflicts of interest between the legal owners of the VIE and investors of the U.S.-listed companies.
It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of a Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.
In recent years, certain governmental bodies (including the U.S. Government) have considered and, in some cases, imposed sanctions, trade and investment restrictions and notification requirements on the People’s Republic of China (“PRC”) (as well as Hong Kong and Macau), and it is possible that additional restrictions may be imposed or retaliatory action may be taken in the future. Complying with such restrictions may prevent a Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments, require notification of such investments to government authorities, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact a Fund’s ability to achieve its investment objective, prevent a Fund from receiving payments otherwise due it, require a Fund to obtain information about underlying investors, increase diligence and other similar costs to a Fund, render valuation of China-related investments challenging, or require a Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect a Fund’s performance with respect to such investments, and thus a Fund’s performance as a whole.
Given the complex and evolving relationship between the PRC and certain other countries, it is difficult to predict

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the impact of such restrictions on market conditions. Foreign (non-U.S.) relations, such as the PRC-U.S. relationship regarding trade, currency exchange, intellectual property protection, among other things, could also have implications with respect to capital flow and business operations. For example, U.S. social, political, regulatory and economic conditions prompting changes in laws and policies governing foreign (non-U.S.) trade, manufacturing, developments and investments in the PRC could limit a Fund/Portfolio’s ability to access certain opportunities in PRC or restrict transaction with certain PRC issuers and, as a result, could adversely affect the performance of a Fund/Portfolio’s investments.
●European Investments Risk — Many countries are members of the European Union (the “EU”) and all European countries may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European countries (including the United Kingdom) have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, institution of tariffs or other trade barriers, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading partners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that a Fund’s assets are exposed to investments from issuers in European countries or denominated in euro, their trading partners, or other European countries, these events may negatively impact the performance of the Fund.
On February 24, 2022, Russia commenced a military attack on Ukraine. The military incursion has led to, and may lead to additional sanctions being levied by the United States, European Union, United Kingdom and other countries against Russia. Russia’s military incursion and the resulting sanctions and other rapidly evolving measures in response could adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments. The severity, extent and duration of the military conflict, sanctions and resulting market disruptions are impossible to predict, but could have a material adverse effect on the European region and beyond, including sig nificant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on a Fund’s performance and the value of an investment in a Fund.
●German Investments Risk — Investments in securities of issuers in Germany include risks such as, but not limited to, legal, regulatory, political, currency, security, and economic risks specific to Germany. Recently, new concerns have emerged in relation to the economic health of the European Union (the “EU”), which have led to downward pressure on the earnings of certain financial institutions, including German financial services companies. Germany has an industrial and export dependent economy and therefore relies heavily on trade with key trading partners, including the Netherlands, China, the U.S., the United Kingdom, France, Italy and other European countries. Germany is dependent on the economies of these other countries, and a decline in the price or demand for German exports may have an adverse impact on its economy.
●Indian Investments Risk — Investments in securities of issuers in India include risks such as, but not limited to, greater government control over the economy, including the risk that the Indian government may decide not to continue to support economic reform programs, political and legal uncertainty, competition from low-cost issuers of other emerging economies, institution of tariffs or other trade barriers, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. India is also located in a part of the world that has historically been prone to natural disasters, such as earthquakes and tsunamis. Any such natural disaster could cause a significant impact on the Indian economy. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, and the Indian government has confronted separatist movements in several Indian states. India has experienced acts of terrorism that has targeted foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indian economy.
●Japanese Investments Risk — Investments in Japan are subject to risks including, but not limited to (i) political, economic, or social instability in Japan; (ii) risks associated with Japan’s large government deficit; (iii) natural disasters particularly likely to occur in Japan; (iv) risks associated with an increasingly aging and declining population that is likely to strain Japan’s social welfare and pension systems; and (v) relatively high unemployment. Since the year 2000, Japan’s economic growth rate has remained relatively low. As an island nation, Japan has limited natural resources and land area, and the Japanese economy is heavily dependent on international trade and reliant on imports for its

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commodity needs. Fluctuations or shortages in the commodity markets may negatively impact the Japanese economy. Slowdowns in the U.S. and/or China and other Southeast Asian countries, including economic, political or social instability in such countries, could have a negative impact on Japan. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also inject uncertainty into Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy.
●Swiss Investments Risk — Investments in securities of issuers in Switzerland may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Switzerland. International trade is a large component of the Swiss economy and Switzerland depends upon exports to generate economic growth. The Swiss economy relies on certain key trading partners in order to sustain continued economic growth. Switzerland’s economic growth generally mirrors slowdowns and growth spurts experienced in other countries, including the U.S. and certain Western European countries.
●South Korea Investments Risk – Investments in securities of issuers in South Korea involve risks that are specific to South Korea, including certain legal, regulatory, political and economic risks. The South Korean economy is highly dependent on trade and economic conditions in other countries can impact this economy. In addition, economic and political developments of South Korea’s neighbors or potential hostilities with North Korea may have an adverse effect on the South Korean economy.
●United Kingdom Investments Risk — The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by the institution of tariffs or other trade barriers as well as changes to the economic condition of the United States and other European countries. The British economy relies heavily on the export of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy. Continued governmental involvement or control in certain sectors may stifle competition in certain sectors or cause adverse effects on economic growth. On January 31, 2020, the United Kingdom left the European Union (referred to as “Brexit”) and on this date the United Kingdom entered a transition period that ended on December 31, 2020. During this time, the United Kingdom negoti ated its future relationship with the European Union. Following the transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect January 1, 2021. The Trade and Cooperation Agreement does not provide the United Kingdom with the same level of rights or access to all goods and services in the European Union as the United Kingdom previously maintained as a member of the European Union and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services which is yet to be agreed. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations, as the United Kingdom determines which European Union laws to replace or replicate.
The United Kingdom is experiencing rapid increases in inflation and the cost of living, termed by many as a “cost of living crisis” (the cost of living in the United Kingdom having risen at its fastest rate in 30 years) which could lead to further economic stress as consumers reduce their household expenditure leading to a negative impact on businesses (in particular those in the retail and service sectors). The United Kingdom is in a rising interest rate environment (in part to curb inflationary rises) and such rises in interest rates are likely to be passed on to consumers leading to an increase in their cost of debt as well as further discouraging expenditure.
●Money Market Instruments Risk — Money market instruments may be adversely affected by market and economic events. Adverse economic, political or other developments affecting issuers of money market instruments or defaults by transaction counterparties may also have a negative impact on the performance and liquidity of such instruments. Each of these could have a negative impact on the performance of a Fund. Money market instruments may include money market funds.
●Risk of Investing in Affiliated Money Market Exchange-Traded Fund (ETF) – Investing in an affiliated investment company exposes the Fund to the same risks that affect the affiliated fund, including the risk that its investment strategy may not achieve intended results. The affiliated money market ETF does not seek to maintain a stable net asset value. The affiliated money market ETF invests in U.S. Treasury bills, notes or bonds with remaining maturities of 93 days or less and would be negatively impacted by adverse events in the U.S. Treasury markets. The affiliated money market ETF’s share price may also be adversely affected during periods of high redemption activity or illiquid markets. In addition, the actions of a few large investors in the affiliated money market ETF could significantly influence its share price.

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●Inflation Risk — Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Inflation rates may change frequently and drastically as a result of various factors and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in a Fund. Inflation has recently increased and it cannot be predicted whether it may decline.
●Market Price Variance Risk — Individual shares of a Fund can be bought and sold in the secondary market at market prices rather than at NAV. There is no guarantee that an active secondary market will develop for shares of a Fund, which may also cause NAV and market price to vary significantly. The market price of a Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of a Fund’s holdings. Differences between secondary market prices and the value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or financial instruments held by a Fund at a particular time. In addition, there may be times when the market price and the NAV of a Fund’s shares vary significantly, such as during periods of market volatility or other market developments and disruptions. Investors purchasing and selling shares in the secondary market may trade shares at a premium or a discount to the Fund’s NAV and may receive less than the value of a Fund’s holdings when they sell those shares.
A Fund may have a limited number of financial institutions that may act as Authorized Participants or market markers. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is willing or able to create and redeem Fund shares, shares may trade at a discount to NAV (and may even face trading halts or delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade at prices correlated to the price of a Fund’s portfolio holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, among other factors, may result in market prices that differ significantly from NAV. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with a Fund. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of a Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that a shareholder most wants to sell their shares. A Fund’s investment results are measured based upon the daily NAV of the Fund.
Shares of a Fund may be available for trading on the exchange during extended trading sessions, including before or after regular market trading (typically, 9:30 a.m. to 4:00 p.m. Eastern time). Buying and selling Fund shares during extended trading sessions may involve heightened risks, including potentially lower liquidity, higher price volatility, wider bid-ask spreads, and prices that may not reflect the prices at which shares of the Fund trade during regular market hours. The ability to trade Fund shares on the exchange during extended trading sessions can be halted at any time. There can be no guarantee that Fund shares will be available for trading on the exchange during any extended trading session. For ProShares High Yield-Interest Rate Hedged and ProShares Investment Grade — Interest Rate Hedged, because of the nature of the relevant fixed income and credit markets, shares may typically trade at a larger premium or discount to the value of a Fund’s holdings should than shares of many other ETFs.
●Risks Relating to Investing in Business Development Companies (BDCs) — BDCs are special investment vehicles designed to facilitate capital formation for small and middle-market companies. BDCs are closed-end investment companies subject to the 1940 Act; however, BDCs are exempt from many of the regulatory constraints imposed by the 1940 Act. A BDC is a domestic company that (1) operates for the purpose of making investments in certain securities and, with limited exceptions, makes available “significant managerial assistance” with respect to the issuers of such securities, and (2) has elected business development company status. As a general matter, a BDC must maintain at least 70% of its investments in certain types of eligible portfolio companies that do not have securities listed on a national securities exchange or that have less than $250 million in aggregate market value. The Fund is subject to risks faced by BDCs, including: increasing competition for limited BDC investment opportunities; potential uncertainty as to the value of a BDC’s private investments; risks associated with leverage; and reliance on a BDC’s managerial acumen. In addition, significant portion of the Index is composed of BDCs or other investment companies. The Fund may not acquire greater than three percent (3%) of the total outstanding shares of such companies. As a result, the Fund’s ability to purchase certain of the securities in the

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Index in the proportions represented in the Index could be inhibited. In these circumstances, the Fund may be required to use sampling techniques, which could increase “Correlation Risk”, as described above.
●Restricted Securities Risk — Privately issued securities are restricted securities that are not publicly traded, and may be less liquid than those that are publicly traded. At times, such securities cannot be readily bought or sold and the Fund might be unable to acquire or dispose of such securities promptly or at reasonable prices, which may result in a loss to the Fund. A restricted security that was liquid at the time of purchase may subsequently become illiquid. An Authorized Participant that is not a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt a Fund’s creation and redemption process, potentially affect the price at which a Fund’s shares trade in the secondary market, and/or result in a Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares are halted, investors may be temporarily unable to trade shares of the Fund.
●Short Sale Exposure Risk — A Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities or financial instruments or credits underlying the short position, which may lower a Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse or inverse leveraged exposure through financial instruments, or requiring the Fund to seek inverse or inverse leveraged exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities or financial instruments or credits underlying the short position may be thinly-traded or have a limited market, including due to regulatory action, a Fund may be unable to meet its investment objective (e.g., due to a lack of available securities or financial instruments or counterparties). During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse and/or inverse leveraged exposure may be considered an aggres sive investment technique. Any income, dividends or payments by the assets underlying a Fund’s short positions will negatively impact the Fund.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. A Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce a Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●U.S. Treasury Markets — U.S. Treasury markets can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to increased volatility and reduced liquidity in the fixed-income markets. Further, fixed income securities in the Index may underperform other fixed income investments. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Any credit event may also adversely affect the financial markets.
Unlike conventional bonds, the principal or interest of inflation-linked securities, such as TIPS, is adjusted periodically to a specified rate of inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

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Other Risks
In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund, such as market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers. The SAI contains additional information about each Fund, its investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.
●Cybersecurity Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, for example, stealing or corrupting data maintained digitally and denial of service attacks on websites. Cybersecurity failures or breaches of a Fund’s third party service providers (including, but not limited to, index providers, the custodian, administrator and transfer agent) or the issuers of securities and/or financial instruments in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While a Fund or its service providers may have established business continuity plans and systems designed to guard against such cyber attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cybersecurity risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the
Fund’s investments in such securities to lose value. In addition, cyber attacks involving a counterparty to a Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. ProShare Advisors and the Trust do not control the cybersecurity plans and systems put in place by third party service providers, and such third party service providers may have no or limited indemnification obligations to ProShare Advisors or a Fund.
●Risk of Global Economic Shock — Economic, financial, public health, labor and other global market developments and disruptions, including public health emergencies (such as the spread of infectious diseases, pandemics and epidemics, natural or environmental disasters, war and other armed conflicts, terrorism, social unrest, recessions, inflation, rapid interest rate changes, supply chain disruptions, governmental or quasi-governmental actions (including sanctions and other similar measures) and other circumstances in one country or region have been and may continue to be highly disruptive to economies and markets. Health crises could exacerbate political, social, and economic risks, and result in breakdowns, delays, shutdowns, social isolation, civil unrest, periods of high unemployment, shortages in and disruptions to the medical care and consumer goods and services industries, and other disruptions to important global, local and regional supply chains, with potential corresponding results on the performance of a Fund and its investments.
Additionally, wars, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues, the institution of tariffs or other trade barriers, or other events could have a significant negative impact on global financial markets and economies. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Russia’s military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. The ongoing hostilities between the two countries could result in additional widespread conflict and could have a severe adverse effect on the region and certain markets. Sanctions on Russian exports could have a significant adverse impact on the Russian economy and related markets and could affect the value of a Fund’s investments, even beyond any direct exposure a Fund may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. Furthermore, the possibility of a prolonged

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conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement’s attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on a Fund performance and the value of an investment in a Fund.
Ongoing geopolitical events, such as the U.S. and Israel military action against Iran that began in February 2026 and Iran’s responses thereto, including attacks on marine vessels in the Strait of Hormuz, the U.S. military operation in Venezuela that started in January 2026, the Israel-Hamas conflict, including the Houthi movement’s attacks on marine vessels in the Red Sea, and Russia’s continued military actions against Ukraine that began in February 2022 and the U.S. responses to may continue to have, an impact on certain commodities markets, particularly the market for crude oil, commodity futures markets, including futures on crude oil, and the prices of the Oil Funds. For example, historically, Russia has been a significant global exporter of crude oil. The front end of the crude oil futures curve was flat for most of 2025. Crude oil prices were flat during 2025, but have spiked in the first quarter of 2026 due to conflict in the Middle East and the resulting negative impacts on energy infrastructure. While a ceasefire agreement between Israel and Hamas was reached in January 2025, there is no guarantee that the parties will continue to comply with the terms of the agreement and the agreement does not mean the conflict will be resolved. For example, there have been reports of the possible resumption of Houthi-led attacks on marine vessels in the Red Sea as a result of the U.S. and Israel military action against Iran. The possibility of a continued and prolonged conflict between the U.S. and Israel against Iran, the U.S. military operation in Venezuela and the Israel-Hamas conflict, and the potential expansion of those conflicts in the surrounding areas and the involvement of other nations in such conflict, could further destabilize the respective regions and introduce new uncertainties in global markets, including the crude oil markets. This may increase or decrease volatility of the Funds’ shares.
●Risks of Government Regulation —The Financial Industry Regulatory Authority (“FINRA”) issued a notice on March 8, 2022 seeking comment on measures that could prevent or restrict investors from buying a broad range of public securities designated as “complex products” — which could include the leveraged and inverse funds offered by ProShare Advisors. The ultimate impact, if any, of these measures remains unclear. However, if regulations are adopted, they could, among other things, prevent or restrict investors’ ability to buy the funds.
●Natural Disaster/Epidemic Risk — Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of each Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, each Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, each Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of each Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of each Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have a significant impact on each Fund’s performance, resulting in losses to your investment.
●Operational Risk — A Fund, its service providers, Authorized Participants, and the relevant listing exchange are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed or inadequate controls, and fraud. These errors may adversely affect a Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. While a Fund seeks to minimize such events through controls and oversight, there may still be failures and a Fund may be unable to recover any damages associated

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with such failures. These failures may have a material adverse effect on a Fund’s returns.
●Portfolio Turnover Risk — A Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of a Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of a Fund.
●Cash Purchases and Redemption Risk — To the extent the Fund effects creations and redemptions in cash rather than in-kind, the Fund may incur certain costs, including transaction costs. The Fund may impose a transaction fee on Authorized Participants in connection with cash purchases and redemptions, however, the transaction fee may not be sufficient to fully offset the related costs. Additionally, cash purchases and redemptions may cause the Fund to recognize taxable gains or losses at disadvantageous times.
●Securities Lending Risk — A Fund may engage in securities lending. Securities lending involves the risk, as with other extensions of credit, that a Fund may lose money because (a) the borrower of the loaned securities fails to return the securities in a timely manner or at all or (b) it loses its rights in the collateral should the borrower fail financially. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. In determining whether to lend securities, ProShare Advisors or the Fund’s securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.
●Trading Risks — The shares of each Fund are listed for trading on the listing exchange identified on the cover of this Prospectus, may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchange, and may trade on an electronic communications network. Nevertheless, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares of a Fund on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares of a Fund on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the shares of a Fund will trade with any volume, or at all, on any stock exchange or other venue.
●Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations are not reliable, or a trading halt closes an exchange or market early), ProShare Advisors may, pursuant to procedures approved by the Board of Trustees of a Fund, choose to determine a fair value price as the basis for determining the value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio investment for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio investment is sold at a discount to its established value.
Additional Information on Underlying Indexes
The Funds operate pursuant to licensing agreements for the use of the indexes. Market capitalizations for such indexes that appear in the Summary Prospectuses have been compiled by ProShare Advisors using third party sources. The brief description of the index provided in the Summary Prospectus for certain Funds is supplemented below:
ProShares DJ Brookfield Global Infrastructure ETF:
The Dow Jones Brookfield Global Infrastructure Composite Index, constructed and maintained by S&P Dow Jones Indices LLC, consists of companies domiciled globally that qualify as “pure-play” infrastructure companies — companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows. The Index includes Master Limited Partnerships (“MLPs”) in addition to other equity securities.
To be included in the Index, companies must meet the following requirements:
●Minimum float-adjusted market capitalization of US$ 500 million.
●Minimum three-month average daily trading volume of US$ 1 million.
○Listed in a developed market country. Companies domiciled in emerging market countries and listed on a developed market exchange are eligible.
●More than 70% of cash flows derived from the following infrastructure assets:
○Airports: Development, ownership, lease, concession, or management of an airport and related facilities.
○Toll Roads: Development, ownership, lease, concession, or management of a toll road and related facilities.
○Ports: Development, ownership, lease, concession, or management of a seaport and related facilities.

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○Communications: Development, lease, concession, or management of broadcast/mobile towers, satellites, fiber optic/copper cable.
Excludes telecom services.
○Electricity Transmission & Distribution: Development, ownership, lease, concession, or management of electricity transmission and distribution assets.
Excludes generation, exploration, and production of energy products.
○Oil & Gas Storage & Transportation: Development, ownership, lease, concession, or management of oil and gas (and other bulk liquid products) fixed transportation or storage assets and related midstream energy services.
○Water: Development, lease, concession or management of water-related infrastructure, including water distribution, waste-water management, and purification/desalination.
○Diversified: Multiples sources of above or investment fund with a primary focus towards infrastructure investments.
Index weights are based on a modified free-float adjusted market capitalization methodology. Individual stock weights are capped at 10%, country weights are capped at 50%, industry weights are capped at 50% and MLPs are capped at 25% of the Index.
The Index is reconstituted and rebalanced quarterly in March, June, September and December. The Index is published under the Bloomberg ticker symbol “DJBGICUT.”
As of [June 30, 2026], securities listed in the following countries (regardless of domicile) are eligible for inclusion in the Index: [Australia, Belgium, Brazil, Canada, China, France, Germany, Hong Kong, Italy, Japan, Luxembourg, Mexico, Netherlands, New Zealand, Singapore, Spain, Switzerland, the United Kingdom and the United States].
ProShares Global Listed Private Equity ETF:
The LPX Direct Listed Private Equity Index, published by LPX AG (“LPX”), consists of up to 30 qualifying listed private equity companies taken from a database of all listed private equity companies listed worldwide, to the extent known to LPX. To be eligible for inclusion in the database, the predominant business purpose of a company must be private equity. This means that the private equity portion of the company’s business must represent more than 50% of the total assets of the company. The “private equity portion” includes direct and indirect private equity investments, the value of the company’s private equity fund management business, as well as cash and cash equivalent positions and post-Initial Public Offering listed investments.
A listed private equity company is an eligible candidate for the Index only if the private equity portion of its business, excluding the indirect private equity investments and excluding the valuation of the private equity fund management busi ness, represents more than 80% of the total assets of the company. LPX considers direct private equity investments to be direct investments noted on the balance sheet of the listed private equity company in the equity, mezzanine or debt facility of an underlying private company or investments in limited partnerships managed by the management portion of the listed private equity company. Candidates for the Index will have a majority of its assets invested in or exposed to private companies or have a stated intention to have a majority of its assets invested in or exposed to private companies. At times, the Index (and, accordingly, the Fund) may include private equity companies whose assets may consist largely of cash or cash equivalents. This may occur, for example, when a private equity company divests itself of its investments in a portfolio company or companies (e.g., after a portfolio company’s IPO, merger, or recapitalization) in exchange for cash or cash equivalents, and may continue until the private equity company identifies a new portfolio company investment or investments to make.
The Index components are then further screened based on an annual liquidity analysis based on: (a) bid/ask spreads; (b) average market capitalization; (c) average trading volume relative to market capitalization; and (d) trade continuity (or the length of time between executed trades in the stock). Index weights are based on a capped float-adjusted, modified market capitalization methodology. A “capped” index is one that limits the weight of any single security within the index, in this case designed to generally ensure compliance with the diversification requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (e.g., no greater than 25% of the Index is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer). A “float adjusted” index adjusts an issuer’s weight in the index based on the number of shares available for purchase on an open market that are outstanding multiplied by the issuer’s share price. A “modified market capitalization methodology” indicates that the index is not using the standard market capitalization weightings that adjusts an issuer’s weight in an index based on the number of shares outstanding multiplied by the issuer’s share price.
The Index is reconstituted and rebalanced quarterly (in January, April, July and October).
ProShares Hedge Replication ETF:
ProShares Hedge Replication ETF has entered into a licensing agreement for the use of the Merrill Lynch Factor Model — Exchange Series (the “Benchmark”). ProShares Hedge Replication ETF seeks investment results, before fees and expenses, that track the performance of the Benchmark, which is a model established by Merrill Lynch International. The Benchmark seeks to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation to the HFRI Fund Weighted Composite Index (the “HFRI”). The HFRI is designed to reflect hedge fund industry

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performance through construction of an equally weighted composite of over 2000 constituent funds. In seeking to maintain a high correlation with the HFRI, the Benchmark utilizes a systematic regression model to establish, each month, weighted long or short (or, in certain cases, long or flat) positions in six underlying factors (“Factors”). The Benchmark does not in any way represent a managed hedge fund or group of hedge funds, and there is no guarantee that it will achieve returns correlated with any hedge fund, group of hedge funds, or the HFRI.
The Factors that comprise the Benchmark are the: (1) S&P 500® Total Return Index; (2) the MSCI EAFE US Dollar Net Total Return Index; (3) the MSCI Emerging Markets US Dollar Net Total Return Index (“MSCI Emerging Markets”); (4) the Russell 2000 Total Return Index (“Russell 2000”); (5) three-month U.S. Treasury Bills; and (6) the ProShares UltraShort Euro ETF. Each of the Factors is weighted monthly from +100% to -100% (with the exception of the MSCI Emerging Markets, which is weighted between +100% and 0%, three-month U.S. Treasury Bills, which may be weighted between +200% and 0%, and the Russell 2000, which is weighted between +100% and -30%). For each monthly rebalancing, the systematic regression analysis seeks to determine which direction (i.e., long or short/flat) and weighting for each of the Factors over the previous 24 month period (ending on the month for which the most recent closing level of the HFRI is available) would have produced the highest correlation with the HFRI. The Factors are then weighted according to the results of the analysis. In no case will the sum of the factor weights (excluding three month U.S. Treasury Bills) be greater than +100% or less than -100%.
The Benchmark is published under the Bloomberg ticker symbol “MLEIFCTX.”
ProShares High Yield — Interest Rated Hedged:
The FTSE High Yield (Treasury Rate-Hedged) Index, published by the London Stock Exchange, is comprised of (a) USD-denominated high yield corporate bonds (high yield bonds) and (b) short exposure to U.S. Treasury notes or bonds (Treasury Securities) of, in the aggregate, approximate equivalent duration to the high yield bonds. In entering these positions, the Index seeks to achieve an overall effective duration of zero.
By taking the short positions, the Index seeks to mitigate the potential negative impact of rising Treasury interest rates (“interest rates”) on the performance of high yield bonds (conversely, limiting the potential positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of high yield bonds, such as credit risk, which may have a greater impact than rising or falling interest rates. Such other factors often impact high yield bond prices in an opposite way than interest rates, making it difficult to directly observe the impact of changes in interest rates on high yield bonds.
Relative to a long-only investment in the same high yield bonds, the Index should outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. Performance of the Index could be particularly poor in risk-averse, flight-to-quality environments when it is common for high yield bonds to decline in value and for interest rates to fall. In addition, the performance of the Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the high yield bond positions. These factors may be as or more important to the performance of the Index than the impact of interest rates. As such, there is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates. The Index may be more volatile than a long-only position in the same high yield bonds.
The long high yield bond positions included in the Index are designed to represent the more liquid universe of high yield bonds offered within the United States. Currently, the bonds eligible for inclusion in the Index include high yield bonds that are issued by companies domiciled in the U.S. and Canada, and that: are fixed rate (including callable bonds); have a maximum rating of Ba1/BB+ by both Moody’s Investors Service, Inc. and Standard and Poor’s Financial Services, LLC; and have a minimum of $1 billion of face amount outstanding and must have been issued within the past five years. All eligible issues must have at least one year until maturity. Pay-in-kind (which allow the issuer the option of paying bondholders interest in additional securities or cash) bonds are excluded. No more than two issues from each issuer are allowed. In the event that an issuer has more than two issues that would be eligible for inclusion, the largest two issues by face value will be included. If there are multiple issues with the same face value outstanding, the most recently issued issues will be included. The Index is market value weighted with a two percent (2%) issuer cap. Index reconstitutions occur monthly — any bonds not meeting the stated criteria are deleted, any additional bonds meeting the criteria are added.
The short portion of the Index is composed of the two-, five- and ten-year Treasury notes that represent the current cheapest to deliver bond underlying the relevant two-, five- and ten-year futures contract; the allocation to the short positions is determined monthly and is designed to create a position that has an equal sensitivity to duration as the long high yield bond position.
ProShares Investment Grade — Interest Rated Hedged:
The FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index, published by the London Stock Exchange, is comprised of (a) long positions in USD-denominated investment grade corporate bonds issued by both U.S. and foreign domiciled companies; and (b) short exposure to U.S. Treasury notes or bonds (Treasury Securities) of, in the aggregate, approximate equivalent duration to the investment grade

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bonds. In entering these positions, the Index seeks to achieve an overall effective duration of zero.
By taking short Treasury Security positions (of an aggregate dollar value not exceeding the aggregate dollar value of the Fund’s assets), the Index seeks to mitigate the potential negative impact of rising Treasury interest rates (interest rates) on the performance of investment grade bonds (conversely, limiting the potential positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of investment grade bonds, such as credit risk, which may have a greater impact than rising or falling interest rates. Such other factors may impact investment grade bond prices in an opposite way than interest rates, making it difficult to directly observe the impact of changes in interest rates on investment grade bonds.
Relative to a long-only investment in the same investment grade bonds, the Index should outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. Performance of the Index could be particularly poor if investment grade credit deteriorates at the same time that interest rates fall. In addition, the performance of the Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the investment grade bond positions. These factors may be as or more important to the performance of the Index than the impact of interest rates. As such, there is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates in which the short positions might be expected to mitigate the effect of such rises. The Index may be more volatile than a long-only position in the same investment grade bonds. The long investment grade bond positions included in the Index are designed to represent the more liquid universe of investment grade bonds offered within the United States. Currently, the bonds eligible for inclusion in the Index include investment grade bonds that are issued by U.S. and foreign domiciled companies that: are fixed rate; have a minimum rating of Baa3/BBB- by either Moody’s Investors Service, Inc. or Standard and Poor’s Financial Services, LLC; and are subject to minimum issue outstanding; and minimum time to maturity. Eligible bonds will also be screened for liquidity based on a minimum face amount outstanding of $1 billion. The Index is market value weighted and caps the weight of any particular issuer at 3% of the Index. Index reconstitutions occur monthly — any bonds not meeting the stated criteria are deleted, any additional bonds meeting the criteria are added.
The short portion of the index is composed of a series of Treasury Securities that represent the current and least expensive to deliver bond underlying the relevant Treasury futures contract; the allocation to the short positions is determined monthly and is designed to create a position that has an equal sensitivity to duration as the long investment grade bond position.
ProShares Large Cap Core Plus:
The UBS 130/30 Index is designed to replicate an investment strategy that establishes either long or short positions in the stocks of 500 leading large-cap U.S. companies (the “Universe”) by applying a rules-based ranking and weighting methodology detailed below. The design intends to provide an indexed representation of a quantitatively constructed 130/30 U.S. large cap equity strategy. This results in the index having total long exposure of 130% and total short exposure of 30% at each monthly reconstitution date. The index will have risk characteristics similar to the Universe and will generally rise and fall with the Universe, with the goal, but not guarantee, of incremental risk-adjusted outperformance as compared to the Universe.
Reconstitution of the index occurs on the third Friday of each month and begins by identifying the universe of stocks for potential selection into the index. Using a quantitative analysis, an expected alpha score (or rank) is assigned to each stock in the Universe. Expected alpha is a forecast of a stock’s risk-adjusted return. The expected alpha score is derived using 50 factors that capture key company information, including fundamental data from financial statements, consensus earnings forecasts, market pricing and volume data. These 50 factors are grouped into ten equal-weighted factor composites in the following categories: 1) Traditional Value; 2) Relative Value; 3) Historical Growth; 4) Expected Growth; 5) Profit Trends; 6) Accelerating Sales; 7) Earnings Momentum; 8) Price Momentum; 9) Price Reversal; and 10) Small Size. Each stock in the Universe is scored on each of the 10 composite factors, and these scores are then combined to generate a single, overall expected alpha score.
Once an expected alpha score is derived for each stock in the Universe, an optimized long/short index portfolio is generated based on these scores, with its long and short positions set at 130% and 30%, respectively. The primary goal of the optimization process is to maximize the index portfolio’s potential estimated return while maintaining risk characteristics similar to the Universe. Between reconstitutions, risk characteristics of the index will diverge from those of the Universe.
Each stock in the index portfolio may be over- or under-weighted by a maximum of 0.40%, based on its expected alpha score. This means that a stock with a high score may have a portfolio weight that is as much as 0.40% above its float-adjusted market capitalization weighting. A stock with a low score may have a portfolio weight that is as much as 0.40% below its market capitalization weighting. In cases where a stock’s market capitalization weighting is under 0.40% and the company is assigned a low alpha score, it may carry a negative weighting and be held as a short position. The optimization process commonly sets the weight for numerous stocks in the Universe to zero, so that the Index portfolio may include fewer than 500 stocks.

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At the index’s next monthly reconstitution, new equity scores are calculated, the long/short ratio is reset to 130/30 and new equity weights are computed.
ProShares Merger ETF:
ProShares Merger ETF has entered into a licensing agreement with Standard & Poor’s® for the use of the S&P Merger Arbitrage Index. The Index uses a quantitative methodology to track a dynamic basket of securities trading in global developed markets, including the U.S., generally representing long positions in certain securities of a target company (the “Target”), and in certain cases, short positions in securities of an acquiring company (the “Acquirer”) in order to provide exposure to the merger arbitrage strategy. The Index is comprised of cash-only, stock-only and “combination” mergers, acquisitions or other corporate reorganizations (i.e., those transactions that involve both cash and stock components) (together, such mergers, acquisitions and reorganizations, the “Deals”). For cash-only Deals, only a long position in the Target is taken. For stock-only and combination Deals, long positions are taken in the Target with an accompanying short position in the Acquirer based on the ratio of shares to be exchanged as part of the Deal. The Index does not include all possible Deals or any funds focused on merger and acquisition transactions. Types of Deals eligible for inclusion are mergers, acquisitions, private equity and leveraged buyout transactions, while minority interests and unit divestitures are excluded. Additions to the Index will be screened using several factors, including: (i) domicile of the company (i.e., the Target and Acquirer must be domiciled in: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and/ or the United States); (ii) Deal size (i.e., the total value of stock and/ or cash used to acquire the Target must be $500 million or more; debt is not included); (iii) liquidity of the company (i.e., the Target or the Acquirer must have a three-month average daily trading value of $2 million or more); (iv) Spread (i.e., the spread as of the time of the announcement must generally be two percent (2%) or more of the Target’s stock price); and (v) currency spreads (i.e., for Deals containing net foreign currency exposure, the Index will exclude Deals in which the interest rate differential (the annualized forward discount or premium using the spot rate and one-month forward rate between the U.S. dollar and the other currency) exceeds certain thresholds). Deletions to the Index are based on several factors, including: (i) withdrawal of the Deal (i.e., the Deal is officially withdrawn, unless a Target is a target of two or more potential acquirers and at least one offer is still active); (ii) completion of the Deal; (iii) replacement of the Deal (as described below); and (iv) maximum inclusion time (i.e., a Target and Acquirer may be included in the Index for a maximum of one year).
Index additions and deletions are identified after 3:00 p.m. each trading day by S&P Dow Jones Indices LLC per eligibility criteria. Additions are made on the second business day following the announcement of a new Deal. A maximum of 40
Deals may be included, each with an initial three percent (3%) Index weight allocated to a long position in the Target. Short positions in the Acquirer are established in stock or partial stock Deals at the applicable ratio (e.g., if a Deal involves 100% stock, the amount allocated to a short position in the Acquirer would be 3%, or 100% of the initial 3% Index weight; however if a Deal involves 50% cash and 50% stock, the amount allocated to a short position in the Acquirer would be 1.5%, or 50% of the initial 3% Index weight). In no case shall any short position be greater than three percent (3%) when established. If the Index has less than 40 Deals and a new Deal is added, that investment is made from cash reserves. If the Index reaches the maximum number of Deals (40) and a new Deal is eligible for addition, the current worst performing Deal is deleted from the Index and replaced by the new Deal. When a Deletion occurs without an accompanying new Deal, the assets from the deleted Deal will be held in cash reserves. Deletions will occur at the close of U.S. market trading with two days’ notice.
ProShares Metaverse ETF:
The Solactive Metaverse Theme Index (the “Metaverse Index”) consists of companies that provide or use innovative technologies to offer products and services around the Metaverse. “Metaverse” is a term used to refer to internet-based interactions, engagements, and transactions made in immersive, persistent and shared virtual or physical spaces. The Metaverse is enabled by several connected technologies such as virtual and augmented reality, digital environments, artificial intelligence and advanced computing.
At each Metaverse Index reconstitution, the index provider uses an automated scan of company filings and other public information in search of terms and phrases which the index provider believes will identify companies that have or are expected to have significant exposure to the provision of products and/or services that contribute to the Metaverse industry. Each company receives a score that reflects exposure to the Metaverse industry. The index provider then reviews each company and excludes any company that does not have relevant business exposure.
The remaining securities identified in the prior step are then sorted in descending order and ranked based on their assigned score, with the highest score corresponding to a rank of 1. The top 10 companies ranked highest are selected into the Index, followed by current index components with a rank of 11 to 60 being added to the index. Should the index remain below 50 components after performing the prior mentioned steps, the next highest ranked securities are added until the index has a total of 50 components.
On each selection day, the index administrator calculates the weights of the selected securities using a modified equal weight approach. Each company receives a ranking score with the highest-ranking company receiving a score of 50. Then, using a predetermined formula the relevance weight is determined for each of the companies in the index. Additionally, the relevant weight is multiplied by two if the companies

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share class market capitalization is ranked within the top ten of the 50 companies. Finally, any excess weight is redistributed pro-rate to reach an overall weight of 100%.
ProShares MSCI EAFE Dividend Growers ETF:
The MSCI EAFE Dividend Masters Index (the “EAFE Masters Index”), constructed and maintained by MSCI, targets companies that are currently members of the MSCI EAFE Index (“MSCI EAFE”) and have increased dividend payments each year for at least 10 years. The EAFE Masters Index contains a minimum of 40 stocks (as of its annual reconstitution), which are equally weighted. No single sector is allowed to comprise more than 30% of the EAFE Masters Index weight, and no single country is allowed to comprise more than 50% of the EAFE Masters Index weight. The EAFE Masters Index is rebalanced each February, May, August and November, with an annual reconstitution during the November rebalance.
If the MSCI EAFE does not contain 40 stocks that have increased dividend payments each year for at least 10 years, or if sector and country caps are breached, the EAFE Masters Index may include MSCI EAFE components with fewer years of dividend growth history, beginning with 9 years and adding components with progressively fewer years of dividend growth history until the Index complies with its rules. As the Index adds components from a particular year (for example, nine years of dividend growth), stocks are selected in order of dividend yield, beginning with the highest dividend yield and progressively adding lower yielding stocks, as necessary. If there are insufficient stocks by adding nine year dividend growers, the EAFE Masters Index will then select stocks from the next year (i.e., eight years of dividend growth), beginning with the highest dividend yielding stock. This process is continued until all Index rules are satisfied.
In order to be included in the EAFE Masters Index, companies must first qualify for inclusion in MSCI EAFE. MSCI EAFE includes 85% of free float-adjusted, market capitalization in each industry group in developed market (as defined by MSCI) countries, excluding the U.S. and Canada. MSCI determines whether a country is a “developed market” country based on three criteria: economic development within the country (based on gross national income), size and liquidity (i.e., number of companies meeting certain size and liquidity standards in a given market) and market accessibility criteria (reflecting institutional investors’ experiences in investing in a given market). MSCI EAFE includes companies from Europe, Australasia and the Far East, and as of [June 30, 2026], MSCI EAFE included companies from: [Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom].
The EAFE Masters Index is published under the Bloomberg ticker symbol “M1EADMAR.”
ProShares Nasdaq-100 Dynamic Buffer ETF, ProShares Russell 2000 Dynamic Buffer ETF, ProShares S&P 500 Dynamic Buffer ETF
Each Index reflects the performance of the Dynamic Buffer Strategy using a long position in its underlying equity index and three different equity index options with one day to expiration.
The three equity index options include a purchased put, a written put, and a written call. Put options are contracts that give the buyer the right, but not the obligation, to sell an underlying security at a specified price (“strike price”) on a specific date (“expiration date”). Call options are contracts that give the buyer the right, but not the obligation to buy an underlying security at a specified price (“strike price”) on a specific date (“expiration date”).
The purchased put option component of each index is designed to measure the performance of approximately at-the-money equity index put options with one day to expiration. When a put option is purchased, the buyer pays a premium. At the expiration date, if the price of the equity index is below the strike price, the put option seller must pay the put option buyer the difference between the price of the equity index and the strike price of the put option sold, referred to as the “intrinsic value” of the put option. Conversely, if at expiration the price of the equity index is at or above the strike price, the put option seller is not required to make any payments. The targeted strike price for the written put options is the same as the price of the equity index at the time the option is purchased.
The written put option component of each index is designed to measure the performance of out-of-the money equity index put options with one day to expiration. When a put option is sold, the seller receives the option premium. At the expiration date, if the price of the equity index is below the strike price, the put option seller must pay the put option buyer the intrinsic value of the option. Conversely, if at expiration the price of the equity index is at or above the strike price, the option seller is not required to make any payments. The targeted strike price for the written put options is at least 1% lower and as much as 5% lower than the price of the equity index at the time the option is written.
The written call option component of each index is designed to measure the performance of are out-of-the-money equity index call options with one day to expiration. When a call option is sold, the seller receives the option premium. At the expiration date, if the price of the equity index is above the strike price, the call option seller must pay the call option buyer intrinsic value of the option. Conversely, if at expiration the price of the equity index is at or above the strike price, the option seller is not required to make any payments. The targeted strike price for the written call options is higher than the price of the equity index at the time the option is written.

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The premium income generated by the written put and call options is designed to offset the cost of the purchased put options, though there can be no guarantee it will do so. The strike price of the options is determined based on a mathematic formula that takes into consideration the level of the equity index and the level of expected volatility.
The Cboe Volatility Index is constructed and maintained by Cboe Global Indices, LLC. The Cboe Volatility Index measures the expectation of stock market volatility over the next 30 days. With respect to the Nasdaq-100 Dynamic Buffer Index, expected volatility is determined by measuring the implied volatility of the at-the-money, second-closest to expiration, monthly Nasdaq-100 Index call option. Implied volatility is a measure of the price volatility expected for the underlying asset over the life of an option. The Cboe Russell 2000 Volatility Index is constructed and maintained by Cboe Global Indices, LLC. The Cboe Russell 2000 Volatility Index measures the expectation of stock market volatility of the Russell 2000 Index over the next 30 days.
The options included in the Index are valued by the index providers using time-weighted average prices. In general, the value of the equity index for purposes of strike selection is based on the average price of the equity index measured at 15 second intervals over a 10-minute period beginning at 2:30 p.m. Eastern Time. Similarly, the value of options included in the Index for purposes of end-of-day valuation of the index generally is based on the average price measured at 1 second intervals over a 30 second period beginning immediately prior to close.
ProShares Nasdaq-100 High Income ETF
The Nasdaq-100 Daily Covered Call Index is designed to replicate the performance of an investment strategy that combines a long position in the Nasdaq-100 Index with a short position in Nasdaq-100 Index daily call options. The long component of the Index consists of the equity securities represented in the Nasdaq-100 Index. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies that meet appropriate trading volumes and other eligibility criteria.
The short component of the Index consists of out-of-the-money Nasdaq-100 Index call options having one day to expiration when sold, except for the third Friday of each month when no new options are traded. The short call option position is reestablished at the end of each day on which options are traded. The options are traded on national securities exchanges.
The options used to effectuate the short component may only be exercised at expiration and are cash-settled. When the option is sold, the seller receives the option premium. At the expiration date, if the price of the Nasdaq-100 Index is above the strike price (“in-the-money”), the option seller must pay the option buyer the difference between the price of the Nasdaq-100 Index and the strike price of the option sold, referred to as the “intrinsic value” of the option. Conversely, if at expiration the price of the Nasdaq-100 Index is at or below the strike price, the option seller is not required to make any payments.
The options have a strike price that is higher than the price of the Nasdaq-100 Index at the time the option is sold. The strike price of the options is determined based on a mathematic formula that takes into consideration the level of the Nasdaq-100 Index and the level of implied volatility. The level of implied volatility is determined by the at-the-money, second-closest to expiration, monthly Nasdaq-100 Index call option. Implied volatility is a measure of the price volatility expected for the underlying asset over the life of an option.
The options included in the Index are valued by the index provider using time-weighted average prices. In general, the value of the Nasdaq-100 Index for purposes of strike selection is based on the average price of the Nasdaq-100 Index measured at 15 second intervals over a 10-minute period beginning at 2 p.m. EST. Similarly, the value of options included in the Index for purposes of end-of-day valuation is generally based on the average price measured at 1 second intervals over a 30 second period beginning immediately prior to close.
The calculation of the Fund’s distributions is intended to generally reflect the dividends and call premiums earned by the Index as measured by the Daily Income Only Index (the “Income Only Sub-Index”). The Income Only Sub-Index measures the amount of cash received by the Index and consists of the option premiums received along with any dividends received from the long position in the Nasdaq-100 Index.
All limits, weights, and caps for any index described herein are as of the most recent index rebalance or reconstitution date. The index methodology may change at any time and without notice. As a result of changes to the price of index components, corporate actions, and other factors, between such dates the index components may not meet those criteria.
ProShares Online Retail ETF:
The ProShares Online Retail Index (the “Online Index”) is designed to measure the performance of certain Online Retailers.
The universe of securities eligible for inclusion in the Online Index begins with the equity securities of companies that are listed on a U.S. securities exchange. Both U.S. and non-U.S. companies are eligible to be included in the Online Index. A company must have a market capitalization of at least $500 million and a six-month daily average traded value of at least$1 million as of the annual index reconstitution date in June of each year to be included in the Online Index. A company will be included in the Online Index if (i) it is classified as an online retailer, an e-commerce retailer, or an internet

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and direct marketing retailer according to the standard third-party industry classification systems used by the Online Index and (ii) it meets the other Online Index requirements. Online travel companies are excluded from the Online Index.
The weighting (i.e., percentage) of each company in the Online Index is determined based on such company’s market capitalization, adjusted as described below. Weightings are set as of the annual Online Index reconstitution in June and the date of each monthly rebalance. As of such dates, (i) the weighting of any individual company may not exceed 24% of the value of the Online Index, (ii) the sum of the weightings of all companies individually weighing more than 4.5% of the Online Index may not exceed 50% of the value of the Online Index, and (iii) the total weight of all non-U.S. companies will be capped at 25% of the value of the Online Index. Exposure and weightings will vary in between such dates.
The Online Index may include common stocks and/or depositary receipts, such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).
ProShares Pet Care ETF:
In order to be included in the FactSet Pet Care Index (the “Pet Care Index”), (a) a company’s securities must have a minimum float-adjusted market capitalization of $200 million and a 3-month average daily trading value of U.S.$1 million or greater as of the annual index reconstitution in May of each year, and (b) a company’s securities must be listed on a stock exchange (except that China A-Share securities listed in mainland China are not eligible to be included in the Index). A current constituent may remain in the Pet Care Index if it has a float adjusted capitalization of at least $150 million and a three-month average daily trading value of $0.5 million or greater. The cumulative weight of all securities with an individual weight of 5% or greater shall not in aggregate exceed 47.5% of the Pet Care Index. Additionally, if there are less than 21 companies eligible to be included in the Pet Care Index as of the annual reconstitution or a monthly rebalance date, companies that generate at least $500 million in revenue from at least one of the eight RBICS sub-industries and have a float adjusted market capitalization of at least $100 million will be included in Tier 2 of the Pet Care Index.
All limits, weights, and caps described herein are as of the most recent Pet Care Index rebalance or reconstitution date. As a result of changes to the price of Pet Care Index components, corporate actions, and other factors, between such dates the Pet Care Index components may not meet those criteria.
ProShares Russell 2000 High Income ETF:
The Index is designed to replicate the performance of an investment strategy that combines a long position in the Russell 2000 Index with a short position in Russell 2000 Index daily call options. The long component of the Index consists of the equity securities represented in the Russell 2000 Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is a market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000 Index. The Russell 3000 Index includes approximately 3,000 of the largest companies in the U.S.
The short component of the Index consists of out-of-the-money Russell 2000 Index call options having one day to expiration when sold, except for the third Friday of each month when no new options are currently traded. The short call option position is reestablished at the end of each day on which options are traded. The options are traded on national securities exchanges.
The options used to effectuate the short component may only be exercised at expiration and are cash-settled. When the option is sold, the seller receives the option premium. At the expiration date, if the price of the Russell 2000 Index is above the strike price (“in-the-money”), the option seller must pay the option buyer the difference between the price of the Russell 2000 Index and the strike price of the option sold, referred to as the “intrinsic value” of the option. Conversely, if at expiration the price of the Russell 2000 Index is at or below the strike price, the option seller is not required to make any payments.
The options have a strike price that is higher than the price of the Russell 2000 Index at the time the option to be sold is determined. The strike price of the options is determined based on a mathematic formula that takes into consideration the level of the Russell 2000 Index and the level of implied volatility. The level of implied volatility is determined by the at-the-money, second-closest to expiration, monthly Russell 2000 Index call option. Implied volatility is a measure of the price volatility expected for the underlying asset over the life of an option.
The options included in the Index are valued by the index provider using time-weighted average prices. In general, the value of the Russell 2000 Index for purposes of strike selection is based on the average price of the Russell 2000 Index measured at 15 second intervals over a 10-minute period beginning at 2 p.m. EST. Similarly, the value of options included in the Index for purposes of end-of-day valuation is generally based on the average price measured at 1 second intervals over a 30 second period beginning immediately prior to close.
The calculation of the Fund’s monthly distribution is intended to generally reflect the dividends and call premiums earned by the Index as measured by the Cboe Russell 2000 Daily Covered Call Index – Income Only (the “Income Only Sub-Index”). The Income Only Sub-Index measures the amount of cash received by the Index and consists of the option premiums received along with any dividends received from the long position in the Russell 2000 Index.
All limits, weights, and caps for any index described herein are as of the most recent index rebalance or reconstitution date. The index methodology may change at any time and without notice. As a result of changes to the price of index

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components, corporate actions, and other factors, between such dates the index components may not meet those criteria.
ProShares S&P 500 Buyback Aristocrats ETF:
The “S&P 500 Buyback Aristocrats Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by ProShare Advisors LLC. S&P®, US 500™, The 500®, Buyback Aristocrats™, Aristocrats™ and S&P 500® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ProShare Advisors LLC. ProShares S&P 500 Buyback Aristocrats ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Buyback Aristocrats Index. It is not possible to invest directly in an index. ProShares S&P 500 Buyback Aristocrats ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or their third party licensors. Neither S&P Dow Jones Indices nor their third party licensors make any representation or warranty, express or implied, to the owners of the ProShares S&P 500 Buyback Aristocrats ETF or any member of the public regarding the advisability of investing in securities generally or in ProShares S&P 500 Buyback Aristocrats ETF particularly or the ability of the S&P 500 Buyback Aristocrats Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ and their third party licensors only relationship to ProShare Advisors LLC with respect to the S&P 500 Buyback Aristocrats Index is the licensing of the S&P 500 Buyback Aristocrats Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or their third party licensors. The S&P 500 Buyback Aristocrats Index is determined, composed and calculated by S&P Dow Jones Indices or their third party licensors without regard to ProShare Advisors LLC or the ProShares S&P 500 Buyback Aristocrats ETF. S&P Dow Jones Indices and their third party licensors have no obligation to take the needs of ProShare Advisors LLC or the owners of ProShares S&P 500 Buyback Aristocrats ETF into consideration in determining, composing or calculating the S&P 500 Buyback Aristocrats Index. Neither S&P Dow Jones Indices nor their third party licensors are responsible for and have not participated in the determination of the prices, and amount of ProShares S&P 500 Buyback Aristocrats ETF or the timing of the issuance or sale of ProShares S&P 500 Buyback Aristocrats ETF or in the determination or calculation of the equation by which ProShares S&P 500 Buyback Aristocrats ETF is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices and their third party licensors have no obligation or liability in connection with the administration, marketing or trading of ProShares S&P 500 Buyback Aristo crats ETF. There is no assurance that investment products based on the S&P 500 Buyback Aristocrats Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
ProShares S&P 500® High Income ETF:
The Index is designed to replicate the performance of an investment strategy that combines a long position in the S&P 500 Index with a short position in S&P 500 Index daily call options. The long component of the Index consists of the equity securities represented in the S&P 500 Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.
The short component of the Index consists of out-of-the-money S&P 500 Index call options having one day to expiration when sold. The short call option position is reestablished at the end of each day. When reestablished, the short call option position size is equivalent to 100% of the long portfolio position size. The options are traded on national securities exchanges.
The options used to effectuate the short component may only be exercised at expiration and are cash-settled. When the option is sold, the seller receives the option premium. At the expiration date, if the price of the S&P 500 Index is above the strike price (“in-the-money”), the option seller must pay the option buyer the difference between the price of the S&P 500 Index and the strike price of the option sold, referred to as the “intrinsic value” of the option. Conversely, if at expiration the price of the S&P 500 Index is at or below the strike price, the option seller is not required to make any payments.
The options have a strike price that is higher than the price of the S&P 500 Index at the time the option is sold. The strike price of the options is determined based on a mathematic formula that takes into consideration the level of the S&P 500 Index and the level of the Cboe VIX Index. The Cboe VIX Index is constructed and maintained by Cboe Global Indices, LLC. The Cboe VIX Index measures the expectation of stock market volatility over the next 30 days.
The options included in the Index are valued by the index provider using time-weighted average prices. In general, the value of the S&P 500 Index for purposes of strike selection is based on the average price of the S&P 500 Index measured at

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15 second intervals over a 10-minute period beginning at 2 p.m. EST. Similarly, the value of options included in the Index for purposes of end-of-day valuation is based on the average price measured at 1 second intervals over a 30 second period beginning immediately prior to close.
The calculation of the Fund’s monthly distribution is intended to generally reflect the dividends and call premiums earned by the Index as measured by the S&P 500 Daily Covered Call Index - Income Only (the “Income Only Sub-Index”). The Income Only Sub-Index measures the amount of cash received by the Index and consists of the option premiums received along with any dividends received from the long position in the S&P 500 Index.
ProShares S&P MidCap 400 Dividend Aristocrats ETF:
The S&P MidCap 400® Dividend Aristocrats Index (the “MidCap Aristocrats Index”), constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P MidCap 400® Index and have increased dividend payments each year for at least 15 years. The MidCap Aristocrats Index includes all companies meeting these requirements with a minimum of 40 stocks, each of which is equally weighted. No single sector is allowed to comprise more than 30% of the MidCap Aristocrats Index’s weight. If there are fewer than 40 stocks with at least 15 consecutive years of dividend growth or if sector caps are breached, the MidCap Aristocrats Index will include companies with shorter dividend growth histories beginning with 14 consecutive years and adding companies with progressively fewer years until the MidCap Aristocrats Index complies with its rules. Companies with the same dividend growth history (i.e., the same number of consecutive years of dividend growth) are selected in order of dividend yield, beginning with companies having the highest dividend yield and progressing to those with lower dividend yields, as necessary.
The MidCap Aristocrats Index is rebalanced each January, April, July and October, with an annual reconstitution during the January rebalance. The MidCap Aristocrats Index is published under the Bloomberg ticker symbol “SPDAMCUT.”
ProShares Supply Chain Logistics ETF:
The FactSet Supply Chain Logistics Index (the “Supply Chain Logistics Index”) consists of companies involved in the supply chain logistics required to move raw materials, intermediate goods, and finished products around the globe. Supply chain logistics includes activities such as the provision of logistics support, logistics software, rail and air freight, trucking, and sea shipping. The Supply Chain Logistics Index is owned and administered by the Index Provider. In order to be included in the Supply Chain Logistics Index, a company must be included in at least one of 17 RBICS Sub-Industries that the Index Provider has identified as supply chain related. The Index Provider annually reviews the eligible RBICS Sub-Industries to assess continued relevance to supply chain logistics activities.
All Funds:
All limits, weights, and caps for any index described herein are as of the most recent index rebalance or reconstitution date. As a result of changes to the price of index components, corporate actions, and other factors, between such dates the index components may not meet those criteria.
Additional Securities, Instruments and Strategies
This section describes additional securities, instruments and strategies that may be utilized by a Fund that are not principal investment strategies of a Fund unless otherwise noted in the Fund’s description of principal strategies in the Fund’s Summary Prospectus. Additional Information about the types of investments that a Fund may make is set forth in the SAI.
In certain circumstances, a Fund may gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to the index. In addition, a Fund may overweight or underweight certain components contained in its underlying index, or invest in investments not contained in the index but that are designed to provide the requisite exposure to the index.
●Debt Securities are fixed income securities, which may include foreign sovereign, sub-sovereign and supranational bonds, as well as any other obligations of any rating or maturity such as foreign and domestic investment grade corporate debt securities and lower-rated corporate debt securities.
○Corporate Debt Securities are debt instruments issued by a corporation that represent the obligation of the corporation to repay a loan face amount with interest within a set period of time. These securities may be of any credit quality and may include junk bonds and securities that are not rated by any rating agency.
○Foreign-Currency Denominated Bonds are debt securities that are issued in non-US currencies.
○Other Foreign Debt Securities may include the debt of sovereigns and/or sub-sovereigns of other foreign countries, or the debt of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.
○U.S. Government Securities are issued by the U.S. government or one of its agencies or instrumentalities. Some, but not all, U.S. government securities are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.
●Depositary Receipts include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

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○ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.
○GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.
●Derivatives are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including ETFs), interest rates or indexes. A Fund may invest in derivatives as a substitute for directly investing in or shorting stocks, debt or other assets in order to gain exposure or inverse exposure to an index. These derivatives may include:
○Swap Agreements — Contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

In addition, certain Funds may use a combination of swaps on an underlying index and swaps on an ETF (an “Underlying ETF”) that is designed to track the performance of that index or similar index. The performance of an Underlying ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent one of these Funds invests in swaps that use an Underlying ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund only used swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap agreement between such Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with its investment objective. This, in turn, may prevent a Fund from achieving its investment objective, even if the index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives may also have the effect of lowering a Fund’s return.
○Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for a cash settlement. The contractual obligations of a buyer or seller holding a futures contract to expiration may generally be satisfied by taking or making physical delivery of the underlying reference asset or settling in cash as designated in the contract specifications. Alternatively, futures contracts may be closed out prior to expiration by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. Once this date is reached, the futures contract “expires.” As the futures contracts held by a Fund near expiration, they are generally closed out and replaced by contracts with a later expiration. This process is referred to as “rolling.” A Fund would not intend to take physical delivery of any reference assets underlying a futures contract, but instead “roll” any positions.

When the market for these contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures prices for longer expiration futures contracts is often referred to as “contango.” Alternatively, when the market for these contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices of shorter expiration futures contracts is referred to as “backwardation.”

There have been extended periods in which contango or backwardation has existed in the futures contract markets for various types of futures contracts, and such periods can be expected to occur in the future. The presence of contango in certain commodity futures contracts at the time of rolling would be expected to adversely affect long positions held by a Fund and positively affect short positions held by a Fund. Similarly, the presence of backwardation in certain commodity futures contracts at the time of rolling such contracts would be expected to

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adversely affect short positions held by a Fund and positively affect long positions held by a Fund.
○Forward Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.
Obtaining investment exposure through derivatives may be considered aggressive. When derivatives are used, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities of an index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative. These include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the price of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired.
●Other Investment Companies — A Fund may invest in the securities of other investment companies, including exchange-traded funds (ETFs), to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended (“1940 Act”). If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment advisor and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
○Exchange-Traded Funds (ETFs) — A Fund may invest in shares of other ETFs, which are registered investment companies that are traded on stock exchanges and hold assets such as stocks or bonds.
○Affiliated Funds — A Fund investing in an affiliated fund or ETF subjects ProShare Advisors to potential conflicts of interest; for example, because certain funds pay higher fees to ProShare Advisors than other funds, ProShare Advisors could be incentivized to allocate the Fund’s assets to a fund that pays higher fees. Additionally, if an affiliated fund or ETF holds interests in another affiliated fund or ETF, the Fund may be prohibited from purchasing shares of that affiliated Fund or ETF, which may increase correlation risk.
●Money Market Instruments are short-term debt instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles. Money market instruments may include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements.
○U.S. Treasury Bills are U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements are contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Securities Lending — A Fund may lend securities to brokers, dealers and financial organizations under guidelines adopted by the Board. A Fund may loan up to one-third of the value of the Fund’s total assets (including the value of any collateral received). Each loan may be secured by collateral in the form of cash, Money Market Instruments or U.S. Government securities.
ProShares K-1 Free Crude Oil
●Reverse Repurchase Agreements – The Fund may borrow for investment purposes using reverse repurchase agreements. Reverse repurchase agreements are financing arrangements that involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements do not mitigate the Fund’s risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. The Fund may enter into both exchange traded and over-the-counter reverse repurchase agreements. The cost of borrowing may reduce the Fund’s return. Borrowing may cause a Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.

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Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund

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Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund
This section contains additional information to help you understand the risks and long-term performance of a -1x Daily Objective Fund. You should understand the consequences of holding daily rebalanced funds for periods longer than a single day, including the impact of compounding on Fund performance. You should consider actively monitoring and/or periodically rebalancing your portfolio in light of your investment goals and risk tolerance.
Each -1x Fund is designed to seek daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of an underlying asset (an “Index”). A -1x Fund does not seek to achieve the inverse (-1x) of the daily performance of an Index (its “Daily Target”) for any period other than a day. Each Fund, however, is unlikely to provide a simple multiple (i.e., -1x) of an Index’s performance over periods longer than a single day.
●Why? The hypothetical example below illustrates how daily Fund returns can behave for periods longer than a single day. Take a Hypothetical Fund that seeks the inverse the daily performance of a Hypothetical Benchmark
○On each day, the Hypothetical Fund performs in line with its Daily Target.
○Notice that over the entire five-day period, the Hypothetical Fund’s total return is considerably less than the inverse of that of the period return of its Benchmark
○For the five-day period, the Hypothetical Benchmark gained 5.1% while the Hypothetical Fund lost 9.8% (versus -1x 5.1% or -5.1%).
○In other scenarios, the return of a daily rebalanced fund could be greater than the Daily Target.
	Hypothetical Benchmark		Hypothetical Fund
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0	—	—	$100.00
Day 1	103.0	3.0%	6.0%	$106.00
Day 2	99.9	-3.0%	-6.0%	$99.64
Day 3	103.9	4.0%	8.0%	$107.61
Day 4	101.3	-2.5%	-5.0%	$102.23
Day 5	105.1	3.7%	7.4%	$109.80
Total Return	5.1%		9.8%
●Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact of a -1x Fund. The return of a Fund for a period longer than a single day is the result of its return for each day compounded over the period and will usually differ in amount, and possibly even direction, from the inverse of the return of an Index for the same period. In general, dur ing periods of higher volatility, compounding will cause longer term results to be less than the Daily Target. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower volatility, fund returns over longer periods can be higher than the Daily Target. Volatility is a statistical measure of the magnitude of fluctuations in the returns of an Index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the volatility of an Index; b) the performance of an Index; c) period of time; d) financing rates associated with derivatives; e) other Fund expenses; and f) dividends or interest paid with respect to the instruments included in of an Index.
●Examples Below are graphs intended to help illustrate the impact of two principal factors — volatility and performance of an Index — on Fund performance. Each of the graphs below shows a simulated hypothetical one-year performance of an Index compared with the performance of a fund that perfectly achieves its investment objective.
○The graphs demonstrate that, for periods longer than a single day, a -1x fund is likely to underperform or overperform (but not match) the Daily Target.
○A one-year period is used for illustrative purposes only. Deviations from the inverse (-1x) of the performance of an Index can occur over periods as short as a single day (as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as opposed to NAV to NAV). An investor in a -1x Fund could potentially lose the full value of their investment within a single day.
○To isolate the impact of exposure, the graphs assume (a) no dividends paid with respect to instruments included in an Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain exposure) of zero percent. If these were included a Fund’s performance would be different from that shown.
○To isolate the impact of exposure, the graphs assume (a) no dividends paid with respect to Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain exposure) of zero percent. The borrowing/lending rates to obtain exposure are expected to be significant. If these were included a Fund’s performance would be different from, and in some instances significantly lower than, that shown.
○Each of the graphs also assumes a volatility rate of 24%, which is the approximate average of the five-year historical volatility rate of the S&P 500®, S&P MidCap 400®, Russell 2000 Index®, Nasdaq-100 Index® and Dow Jones Industrial AverageSM. Other indexes to which the Funds are benchmarked have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 24%.

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●an Index, which exhibits day-to-day volatility, is flat over the year.
●an Index, which exhibits day-to-day volatility, is up over the year.
●an Index, which exhibits day-to-day volatility, is down over the year.
●the -1x Fund is down.
●the -1x Fund is down more than the Daily Target.
●the -1x Fund is down less than the Daily Target.
●the -1x Fund is up more than the Daily Target.
●the -1x Fund is up less than the Daily Target.
The table below shows the historical annualized volatility rate for the five-year period ended May 31, 2026 of each -1x Fund’s benchmark.
For additional details about fund performance over periods longer than a single day in a -1x Fund, please see the SAI.
●What does this mean to you? A -1x Fund, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be a useful tool for investors who want to manage their exposure to various markets and market segments.
○You should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the inverse (-1x) of the daily performance of an Index for a single day, not for any other period.
○Additionally, you should recognize that the degree of volatility of an Index can have a dramatic effect on a Fund’s longer-term performance. The more volatile an Index is, the more a Fund’s longer-term performance will negatively deviate from the Daily Target.
○The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily performance of an Index for the same period.
○For periods longer than a single day, the Fund will lose money if the performance of an Index is flat over time, and it is possible that the Fund will lose money over time regardless of the performance of an Index.
○You should consider actively monitoring and/or periodically rebalancing your portfolio (which will possibly trigger transaction costs and tax consequences) in light of your investment goals and risk tolerance.
○You could potentially lose the full value of your investment within a single day.

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Management of ProShares Trust

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Board of Trustees and Officers
The Board is responsible for the general supervision of each Fund. The officers of the Trust are responsible for the day-to-day operations of each Fund.
Investment Advisor
ProShare Advisors, located at 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814, serves as the investment adviser to each Fund and provides investment advice and management services to each Fund. ProShare Advisors oversees the investment and reinvestment of the assets in each Fund.
A discussion regarding the basis for the Board approving the investment advisory agreement for each Fund is in the Trust’s most recent Form N-CSR dated May 31, 2026, or most recent Form N-CSRS dated November 30, 2025, as may be amended.
During the year ended May 31, 2026, each Fund listed below paid ProShare Advisors advisory fees in the following amount (fees paid reflect the effects of any expense limitation arrangements in place for the period):
Fund	Fees Paid
Big Data Refiners ETF	[ ]
Decline of the Retail Store ETF	[ ]
DJ Brookfield Global Infrastructure ETF	[ ]
Equities for Rising Rates ETF	[ ]
Global Listed Private Equity ETF	[ ]
Hedge Replication ETF	[ ]
High Yield-Interest Rate Hedged	[ ]
Inflation Expectations ETF	[ ]
Investment Grade-Interest Rate Hedged	[ ]
K-1 Free Crude Oil ETF	[ ]
Large Cap Core Plus	[ ]
Long Online/Short Stores ETF	[ ]
Merger ETF	[ ]
Metaverse ETF	[ ]
MSCI EAFE Dividend Growers ETF	[ ]
MSCI Emerging Markets Dividend Growers ETF	[ ]
MSCI Europe Dividend Growers ETF	[ ]
MSCI Transformational Changes ETF	[ ]
Nanotechnology ETF	[ ]
Nasdaq-100 Dorsey Wright Momentum ETF	[ ]
Nasdaq-100 Dynamic Buffer ETF	[ ]
Nasdaq-100 High Income ETF	[ ]
On-Demand ETF	[ ]
Online Retail ETF	[ ]
Pet Care ETF	[ ]
Russell 2000 Dynamic Buffer ETF	[ ]
Russell 2000 High Income ETF	[ ]
Russell U.S. Dividend Growers ETF	[ ]
S&P 500 Buyback Aristocrats ETF	[ ]
S&P 500 Dividend Aristocrats ETF	[ ]
S&P 500 Dynamic Buffer ETF	[ ]
S&P 500 ex-Energy ETF	[ ]
S&P 500 ex-Financials ETF	[ ]
S&P 500 ex-Health Care ETF	[ ]
Fund	Fees Paid
S&P 500 ex-Technology ETF	[ ]
S&P 500 High Income ETF	[ ]
S&P Global Core Battery Metals ETF	[ ]
S&P Kensho Cleantech ETF	[ ]
S&P Kensho Smart Factories ETF	[ ]
S&P Midcap 400 Dividend Aristocrats ETF	[ ]
S&P SmallCap 600 Dividend Aristocrats ETF	[ ]
S&P Technology Dividend Aristocrats ETF	[ ]
Smart Materials ETF	[ ]
Supply Chain Logistics ETF	[ ]
Management Services Fees
During the year ended May 31, 2026, each Fund listed below paid the Advisor management services fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):
Fund	Fees Paid
Global Listed Private Equity ETF	[ ]
Hedge Replication ETF	[ ]
Inflation Expectations ETF	[ ]
Merger ETF	[ ]
Portfolio Management
The following individuals have responsibility for the day-to-day management of each Fund as set forth in the Summary Prospectus relating to each Fund. The Portfolio Managers’ business experience for the past five years is listed below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of other investment companies can be found in the SAI.
George Banian, ProShare Advisors: Portfolio Manager since February 2022, Associate Portfolio Manager from August 2016 to February 2022, Senior Portfolio Analyst from December 2010 to August 2016, Portfolio Analyst from December 2007 to December 2010. ProFund Advisors: Portfolio Manager since February 2022, Associate Portfolio Manager from July 2021 to February 2022.
Alexander Ilyasov, ProShare Advisors: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProFund Advisors LLC: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProShare Capital Management LLC: Senior Portfolio Manager since August 2016.
Michael Neches, ProShare Advisors: Senior Portfolio Manager since November 2010. ProFund Advisors LLC: Senior Portfolio Manager since October 2010. ProShare Capital Management LLC: Senior Portfolio Manager from June 2012 through September 2013.
James Linneman, ProShare Advisors: Portfolio Manager since April 2019, Associate Portfolio Manager from August 2016 to April 2019 and Portfolio Analyst from February 2014 to

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August 2016. ProFund Advisors: Portfolio Manager since July 2021. Mr. Linneman is a registered associated person and an NFA associate member since 2015.
Devin Sullivan, ProShare Advisors: Portfolio Manager since September 2016 and Associate Portfolio Manager from December 2011 to August 2016. ProFund Advisors: Portfolio Manager since September 2016 and Associate Portfolio Manager from December 2011 to August 2016.
Tarak Davé, ProShare Advisors: Portfolio Manager since April 2018, Associate Portfolio Manager from November 2015 to April 2018, Senior Portfolio Analyst from May 2014 to October 2015 and Portfolio Analyst from April 2011 to April 2014.
ProFund Advisors: Portfolio Manager since April 2018, Associate Portfolio Manager from November 2015 to April 2018, Senior Portfolio Analyst from May 2014 to October 2015 and Portfolio Analyst from April 2011 to April 2014.
Eric Silverthorne, ProShare Advisors: Portfolio Manager since March 2023 and Associate Portfolio Manager from February 2021 through March 2023. ProFund Advisors: Portfolio Manager since March 2023 and Associate Portfolio Manager from February 2021 through March 2023 and October 2008 to November 2008 and Portfolio Analyst from May 2007 to October 2008.

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Shareholder Information

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Determination of NAV
The NAV per share of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by JPMorgan and is generally determined each business day as of the close of regular trading on the Exchange on which the shares of the Fund are listed (typically calculated as of 4:00 p.m. Eastern Time). Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Securities that are listed or traded on a stock exchange or the Nasdaq or National Market System are generally valued at the closing price, if available, on the exchange or market where the security is principally traded (including the Nasdaq Official Closing Price). Short-term securities are generally valued using market prices or at amortized cost. In addition, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index, when the level of the index is not computed as of the close of the U.S. securities markets. Routine valuation of certain derivatives is performed using procedures approved by the Board.
When a market price is not readily available, securities and other assets are valued at fair value in good faith. The Board has designated ProShare Advisors as “valuation designee” to perform fair value determinations for all of the Funds’ investments for which market quotations are not readily available (or are deemed unreliable). The Board shall oversee ProShare Advisors’ fair value determinations and its performance as valuation designee. The use of a fair valuation methodology may be appropriate if, for example: (i) ProShare Advisors believes market quotations do not accurately reflect fair value of an investment; (ii) ProShare Advisors believes an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation has the risk that the valuation may be higher or lower than the securities might actually command if the Fund sold them. See the SAI for more details.
To the extent the Fund’s portfolio investments trade in markets on days or at times when the Fund is not open for business or when the primary exchange for the shares is not open, the value of the Fund’s assets may vary, shareholders may not be able to purchase or sell Fund shares and Authorized Participants may not be able to create or redeem Creation Units. In addition, certain portfolio investments may not be traded on days or at times the Fund is open for business. In particu lar, calculation of the NAV of the Fund may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.
Exchanges are open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. An Exchange may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the Exchange on which the shares of the Fund are listed closes early, the NAV may be calculated at the close of regular trading or at its normal calculation time. If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
Distributions
As a shareholder on the Fund record date, you will earn a share of the investment income and net realized capital gains, if any, derived from the Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. The Fund intends to declare and distribute net investment income, if any, and net realized capital gains, if any, to its shareholders at least annually. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the distributing Fund or in cash.
Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.
Dividend Reinvestment Services
As noted above under “Distributions”, the Fund may declare a distribution from net realized capital gains to be payable in additional shares or cash. Even if the Fund does not declare a distribution to be payable in shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

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Frequent Purchases and Redemptions of Shares
The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as each Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of shares remains at or close to NAV.
Taxes
The following is certain general information about taxation of each Fund:
●The Fund intends to qualify for treatment as a “regulated investment company” (“RIC”) for U.S. federal income tax purposes. In order to so qualify, each Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.
●If the Fund qualifies for treatment as a RIC, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders. If the Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.
●Investments by the Fund in options, futures, forward contracts, swap agreements and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the distributions to shareholders by the Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid fund-level tax.
●Investments by the Fund in debt obligations issued or purchased at a discount and certain derivative instruments could cause the Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and such investments could affect the amount, timing or character of the income distributed to shareholders by the Fund. Investments by the Fund in shares of other investment companies could affect the amount, timing or character of the Fund’s distributions to shareholders relative to the Fund’s distributions had it invested directly in the securities held by the other investment companies.
●In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “quali fying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Taxable investors should be aware of the following basic tax points:
●Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.
●Distributions declared in October, November or December of one year payable to shareholders of record in such month and paid by the end of January of the following year are taxable for federal income tax purposes as if received on December 31 of the calendar year in which the distributions were declared.
●Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Ordinary dividends you receive that the Fund reports as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses.
●Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your Fund shares.
●Distributions from net realized capital gains may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.
●The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of ordinary dividends and capital gain dividends, and (ii) any net gain from the sale,

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redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
●A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
●Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
●Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) that the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. The Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. The Fund’s dividends other than those the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Special tax considerations may apply to foreign persons investing in the Fund. Please see the SAI for more information.
●The Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to withholding and other taxes imposed by foreign countries, which will reduce the Fund’s return on and taxable distributions in respect of its non-U.S. investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it has paid. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for these amounts on your federal U.S. income tax return, subject to certain limitations.
●By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have underreported dividend or interest income or have failed to certify to the Fund or its agent that you are not subject to this withholding.
In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:
●A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.
●A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an individual retirement account (IRA), special tax rules apply. Please consult your tax advisor for detailed information about the Fund’s tax consequences for you. See “Taxation” in the SAI for more information.
Premium/Discount Information
The Trust’s website (www.proshares.com) has information about the premiums and discounts for each Fund. Premiums or discounts are the differences between the NAV and market price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the NAV. A discount is the amount that the Fund is trading below the NAV.
Additional Information
The Trust enters into contractual arrangements with various parties who provide services to each Fund including, ProShare Advisors, each Fund’s administrator and fund accounting agent, custodian, transfer agent, and distributor. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and each Fund that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any

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individual shareholder, group of shareholders or other person except as may be otherwise provided by federal or state securities laws.
A shareholder may bring a derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling a shareholder demand by virtue of the fact that such Trustee receives remuneration from their service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.
Escheatment
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-intiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and each Fund and each Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.
Distribution (12b-1) Plan
Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, each Fund may pay the distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of the Fund as reimbursement or compensation for distribution related activities with respect to the Fund. Because these fees would be paid out of each Fund’s assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. For the prior fiscal year, no payments were made by the Fund under the Plan. No payments have yet been authorized by the Board, nor are any such expected to be made by the Fund under the Plan during the current fiscal year.
Precautionary Notes
A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding shares of each Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant bro ker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from the Fund may be issued on an ongoing basis, a “distribution” of that Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies — For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of the Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust. Rule 12d1-4 under the 1940 Act permits investments in acquired funds in excess of the limits of Section 12(d)(1) subject to certain conditions. Among these conditions, prior to a fund acquiring securities of another fund exceeding the limits of Section 12(d)(1), the acquiring fund must enter into a “Fund of Funds Investment Agreement” with the acquired fund setting forth the material terms of the arrangement.
A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can, in its discretion, postpone payment of redemption

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proceeds for any period during which: (1) the applicable Exchange is closed other than customary weekend and holiday closings; (2) trading on the applicable Exchange is restricted; (3) any emergency circumstances exist, as determined by the SEC; (4) the SEC by order permits for the protection of shareholders of the Fund; and (5) for up to 14 calendar days for any Fund holding non-U.S. investments during a period of an international local holiday, as further described in the SAI.
A Precautionary Note Regarding Regulation of Derivatives — Current global regulation of and future changes with respect to derivatives may alter, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.
The derivatives markets are subject to comprehensive statutes and regulations, including margin requirements. In addition, certain regulators including the CFTC and the exchanges on which certain derivatives trade are authorized to take extraordinary actions in the event of a market emergency, including, for example, in respect of the futures markets, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of derivative transactions (including swaps and futures transactions) is an evolving area of law and is subject to modification by government and judicial action. The full impact of derivatives regulations on the Fund is difficult to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) made broad changes to the OTC derivatives market and granted significant authority to regulators, including the SEC and CFTC to regulate OTC derivatives and market participants. The European Union, the United Kingdom, and some other countries have implemented and continue to implement similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in those jurisdictions or otherwise subject to applicable derivatives regula tions. Global derivatives regulations include clearing, trade execution, margin and reporting requirements.
In addition, Rule 18f-4 under the 1940 Act provides for the regulation of registered investment companies’ use of derivatives and certain related instruments. The rule, among other things, limits derivatives exposure through one of two value-at-risk tests (with an exception for certain funds that were in operation as of October 28, 2020 and that seek an investment result above 200% of the return (or inverse of the return) of an underlying index, including those that seek daily investment results, before fees and expenses, that correspond to three times (3x) or three times the inverse (-3x) of the daily performance of an index as discussed above). Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule.
Regulations can, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain derivatives transactions no longer available to that Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. It is also unclear how regulatory changes will affect counterparty risk. In particular, position limits imposed on the Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and requirements, including capital and mandatory clearing for certain swaps, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. Because these requirements are evolving, their ultimate impact remains unclear.
Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the SAI. The Fund’s portfolio holdings are posted on a daily basis to the Fund’s website (www.proshares.com).

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Financial Highlights
The following tables are intended to help you understand the financial history of each Fund for the past five years (or since inception, if shorter). Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been derived from information audited by [ ], an independent registered public accounting firm, whose report, along with the financial statements of a Fund, is included in the Trust’s filing on Form N-CSR for the fiscal year ended May 31, 2026, as may be amended, and is available upon request.

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ProShares Trust Financial Highlights
FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Big Data Refiners ETF
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$[ ]	$—	$—	$[ ]	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	33.73	(0.17)	11.65	—	11.48	—	—	—	—	45.21	34.03%	33.34%	0.58%	0.58%	(0.43)%	(0.43)%	6,781	35%
Year ended May 31, 2024	26.91	(0.12)	6.94	—	6.82	—	—	—	—	33.73	25.35	25.42	0.58	0.58	(0.38)	(0.38)	6,746	33
Year ended May 31, 2023	24.17	(0.04)	2.78	—(h)	2.74	—	—	—	—	26.91	11.32	11.23	0.58	0.58	(0.16)	(0.16)	2,691	33
September 29, 2021* through May 31, 2022	40.00	(0.12)	(15.71)	—	(15.83)	—	—	—	—	24.17	(39.57)	(39.43)	0.58	0.58	(0.51)	(0.51)	2,417	25
Decline of the Retail Store ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	13.18	0.67	(0.40)	—	0.27	(0.72)	—	—	(0.72)	12.73	1.93	1.71	0.65	0.65	4.99	4.99	2,801	—
Year ended May 31, 2024	16.70	0.63	(3.46)	—	(2.83)	(0.69)	—	—	(0.69)	13.18	(17.33)	(17.13)	0.65	0.65	4.08	4.08	4,087	—
Year ended May 31, 2023	16.13	0.31	0.46(i)	—	0.77	(0.20)	—	—	(0.20)	16.70	4.95	4.68	0.65	0.65	2.06	2.06	10,854	—
Year ended May 31, 2022	16.50	(0.09)	(0.28)	—	(0.37)	—	—	—	—	16.13	(2.25)	(2.12)	0.65	0.65	(0.58)	(0.58)	10,079	—
DJ Brookfield Global Infrastructure ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	46.51	1.60	8.00	—	9.60	(1.75)	—	—	(1.75)	54.36	21.21	21.17	0.45	0.45	3.20	3.20	148,390	9
Year ended May 31, 2024	44.03	1.42	2.54	—	3.96	(1.48)	—	—	(1.48)	46.51	9.18	9.33	0.45	0.45	3.19	3.19	130,696	10
Year ended May 31, 2023	50.16	1.22	(5.97)	—	(4.75)	(1.38)	—	—	(1.38)	44.03	(9.44)	(9.64)	0.45	0.45	2.68	2.68	144,872	13
Year ended May 31, 2022	46.63	1.16	3.94	—	5.10	(1.57)	—	—	(1.57)	50.16	11.21	11.36	0.45	0.45	2.45	2.45	152,982	9

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Equities for Rising Rates ETF
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$[ ]	$—	$—	$[ ]	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	59.70	1.15	(1.93)	—	(0.78)	(1.30)	—	—	(1.30)	57.62	(1.30)%	(1.21)%	0.35%	0.35%	1.98%	1.98%	9,795	84%
Year ended May 31, 2024	45.47	1.16	14.54	—	15.70	(1.47)	—	—	(1.47)	59.70	35.02	34.94	0.35	0.35	2.22	2.22	16,120	144
Year ended May 31, 2023	54.37	1.32	(8.88)	—	(7.56)	(1.34)	—	—	(1.34)	45.47	(13.98)	(12.59)	0.35	0.35	2.64	2.64	39,103	92
Year ended May 31, 2022	50.02	1.21	4.02	—	5.23	(0.88)	—	—	(0.88)	54.37	10.65	9.03	0.35	0.35	2.31	2.31	104,931	102
Global Listed Private Equity ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	30.21	1.94	(0.62)	—	1.32	(3.90)	—	—	(3.90)	27.63	4.95	4.44	1.89	0.60	5.61	6.90	13,539	21
Year ended May 31, 2024	27.66	1.82	4.23	—	6.05	(3.50)	—	—	(3.50)	30.21	23.78	24.18	2.32	0.60	4.77	6.49	10,874	18
Year ended May 31, 2023	29.57	1.51	(2.46)	—	(0.95)	(0.96)	—	—	(0.96)	27.66	(2.95)	(2.80)	1.95	0.60	4.23	5.59	9,682	13
Year ended May 31, 2022	38.13	1.59	(5.83)	—	(4.24)	(3.79)	—	(0.53)(j)	(4.32)	29.57	(12.80)	(12.87)	1.28	0.60	3.85	4.53	14,194	31
Hedge Replication ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	49.41	1.53	0.06	—	1.59	(1.67)	—	—	(1.67)	49.33	3.25	3.26	2.26	0.95	1.77	3.08	24,419	43
Year ended May 31, 2024	47.95	1.78	1.48	—	3.26	(1.80)	—	—	(1.80)	49.41	6.94	7.03	1.94	0.95	2.67	3.67	27,919	57
Year ended May 31, 2023	47.94	1.04	(0.59)	—	0.45	(0.44)	—	—	(0.44)	47.95	0.97	0.68	2.11	0.95	1.03	2.19	32,846	98
Year ended May 31, 2022	52.16	(0.28)	(3.94)	—	(4.22)	—	—	—	—	47.94	(8.10)	(8.17)	1.82	0.95	(1.43)	(0.56)	43,862	52

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
High Yield-Interest Rate Hedged
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$[ ]	$—	$—	$[ ]	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	64.30	4.43	0.01(i)	0.01	4.45	(4.42)	—	—	(4.42)	64.33	7.12%	7.06%	0.50%	0.50%	6.87%	6.87%	167,250	66%
Year ended May 31, 2024	59.05	4.06	5.27	—(h)	9.33	(4.08)	—	—	(4.08)	64.30	16.33	16.45	0.50	0.50	6.51	6.51	136,647	61
Year ended May 31, 2023	60.76	3.39	(1.64)	—	1.75	(3.46)	—	—	(3.46)	59.05	3.03	3.05	0.50	0.50	5.74	5.74	110,713	27
Year ended May 31, 2022	62.62	2.73	(1.79)	0.02	0.96	(2.82)	—	—	(2.82)	60.76	1.56	1.67	0.50	0.50	4.41	4.41	145,836	45
Inflation Expectations ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	33.37	1.42	(0.17)	—(h)	1.25	(1.47)	—	—	(1.47)	33.15	3.86	3.68	1.12	0.30	3.51	4.33	26,185	—
Year ended May 31, 2024	32.61	1.51	0.86	0.01	2.38	(1.62)	—	—	(1.62)	33.37	7.56	8.09	0.98	0.30	3.85	4.54	22,027	—
Year ended May 31, 2023	32.79	0.86	(0.54)	0.01	0.33	(0.51)	—	—	(0.51)	32.61	1.05	0.77	0.86	0.30	2.06	2.62	37,502	—
Year ended May 31, 2022	30.10	0.82	2.85	0.01	3.68	(0.99)	—	—	(0.99)	32.79	12.65	12.00	0.98	0.31	2.00	2.67	63,286	—
Investment Grade-Interest Rate Hedged
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	77.18	3.99	0.65	—(h)	4.64	(4.02)	—	—	(4.02)	77.80	6.21	6.26	0.30	0.30	5.18	5.18	264,516	53
Year ended May 31, 2024	71.46	3.90	5.69	0.02	9.61	(3.89)	—	—	(3.89)	77.18	13.78	13.80	0.30	0.30	5.22	5.22	293,274	62
Year ended May 31, 2023	71.14	2.96	0.34	0.01	3.31	(2.99)	—	—	(2.99)	71.46	4.81	3.99	0.30	0.30	4.21	4.21	318,012	141
Year ended May 31, 2022	76.25	1.93	(5.10)	—(h)	(3.17)	(1.94)	—	—	(1.94)	71.14	(4.21)	(3.51)	0.30	0.30	2.60	2.60	665,124	24

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
K-1 Free Crude Oil ETF**
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$[ ]	$—	$—	$[ ]	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	46.23	1.47	(8.03)	—	(6.56)	(1.73)	—	—	(1.73)	37.94	(14.59)%	(14.57)%	0.69%	0.69%	3.35%	3.35%	60,103	—
Year ended May 31, 2024	38.96	1.73	8.20	—	9.93	(2.66)	—	—	(2.66)	46.23	25.68	26.40	0.69	0.69	3.81	3.81	133,332	—
Year ended May 31, 2023	58.72	0.31	(15.20)	—	(14.89)	(4.50)	—	(0.37)	(4.87)	38.96	(27.17)	(27.88)	0.73(k)	0.73(k)	0.67	0.67	86,064	—
Year ended May 31, 2022	59.06	(0.39)	31.17	—	30.78	(31.12)	—	—	(31.12)	58.72	81.99	82.32	0.71(l)	0.71(l)	(0.71)	(0.71)	101,814	—
Large Cap Core Plus
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	59.86	0.73	7.49	—	8.22	(0.72)	—	—	(0.72)	67.36	13.80	13.97	0.45	0.45	1.13	1.13	427,736	66%
Year ended May 31, 2024	47.71	0.65	12.15	—	12.80	(0.65)	—	—	(0.65)	59.86	26.99	26.55	0.45	0.45	1.20	1.20	432,756	57
Year ended May 31, 2023	49.88	0.66	(2.21)	—	(1.55)	(0.62)	—	—	(0.62)	47.71	(3.02)	(2.90)	0.45	0.45	1.41	1.41	404,575	54
Year ended May 31, 2022 †	48.48	0.50	1.36	—	1.86	(0.46)	—	—	(0.46)	49.88	3.79	3.87	0.45	0.45	0.96	0.96	475,373	53
Long Online/Short Stores ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	41.27	0.14	8.34	—	8.48	(0.15)	—	—	(0.15)	49.60	20.60	20.77	0.65	0.65	0.31	0.31	8,681	57
Year ended May 31, 2024	32.77	0.11	8.54	—	8.65	(0.15)	—	—	(0.15)	41.27	26.42	26.29	0.65	0.65	0.29	0.29	10,523	95
Year ended May 31, 2023	37.23	(0.06)	(4.40)	—	(4.46)	—	—	—	—	32.77	(11.99)	(11.60)	0.65	0.65	(0.19)	(0.19)	21,789	107
Year ended May 31, 2022	78.80	0.08	(41.65)	—	(41.57)	—	—	—	—	37.23	(52.75)	(52.96)	0.65	0.65	0.13	0.13	21,781	124

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Merger ETF
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$[ ]	$—	$—	$[ ]	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	40.18	0.45	2.73	—	3.18	(0.37)	(0.99)	—	(1.36)	42.00	7.99%	8.10%	2.21%	0.75%	(0.38)%	1.08%	10,499	231%
Year ended May 31, 2024	38.34	0.81	1.91	0.01	2.73	(0.89)	—	—	(0.89)	40.18	7.15	7.13	1.83	0.75	0.96	2.05	10,045	283
Year ended May 31, 2023	40.24	0.37	(1.98)	—	(1.61)	(0.29)	—	—	(0.29)	38.34	(4.01)	(4.60)	1.45	0.75	0.23	0.93	13,420	235
Year ended May 31, 2022	40.82	0.05	(0.48)	—	(0.43)	(0.15)	—	—	(0.15)	40.24	(1.07)	(0.90)	1.19	0.75	(0.31)	0.13	70,416	262
Metaverse ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	42.03	0.41	7.32	—	7.73	(0.37)	—	—	(0.37)	49.39	18.47	18.69	0.58	0.58	0.89	0.89	5,433	51
Year ended May 31, 2024	36.44	0.30	5.57	—	5.87	(0.28)	—	—	(0.28)	42.03	16.21	16.07	0.58	0.58	0.77	0.77	5,885	55
Year ended May 31, 2023	35.55	0.18	0.86(i)	—	1.04	(0.13)	—	(0.02)	(0.15)	36.44	2.97	2.94	0.58	0.58	0.55	0.55	6,195	67
March 15, 2022* through May 31, 2022	40.00	(0.03)	(4.42)	—	(4.45)	—	—	—	—	35.55	(11.12)	(11.10)	0.58	0.58	(0.32)	(0.32)	7,822	20
MSCI EAFE Dividend Growers ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	38.35	0.81	4.27	—	5.08	(0.99)	—	—	(0.99)	42.44	13.57	13.23	0.50	0.50	2.05	2.05	70,448	40
Year ended May 31, 2024	36.98	0.79	1.47	—	2.26	(0.89)	—	—	(0.89)	38.35	6.20	6.00	0.50	0.50	2.13	2.13	76,312	36
Year ended May 31, 2023	37.29	0.71	(0.39)	—	0.32	(0.63)	—	—	(0.63)	36.98	1.00	1.46	0.50	0.50	1.99	1.99	93,186	27
Year ended May 31, 2022	46.06	0.69	(8.12)	—	(7.43)	(1.34)	—	—	(1.34)	37.29	(16.64)	(16.70)	0.50	0.50	1.57	1.57	107,402	44

FINANCIAL HIGHLIGHTS :: 233
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
MSCI Emerging Markets Dividend Growers ETF
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$[ ]	$—	$—	$[ ]	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	43.99	1.62	0.66	—	2.28	(1.23)	—	—	(1.23)	45.04	5.23%	4.95%	0.60%	0.60%	3.68%	3.68%	7,882	49%
Year ended May 31, 2024	45.47	0.93	(1.61)	—	(0.68)	(0.80)	—	—	(0.80)	43.99	(1.49)	(1.65)	0.60	0.60	2.10	2.10	12,536	82
Year ended May 31, 2023	50.50	1.08	(4.52)	—	(3.44)	(1.59)	—	—	(1.59)	45.47	(6.75)	(6.11)	0.60	0.60	2.32	2.32	16,143	68
Year ended May 31, 2022	62.02	1.17	(11.39)	—	(10.22)	(1.30)	—	—	(1.30)	50.50	(16.72)	(18.25)	0.60	0.60	2.06	2.06	17,424	67
MSCI Europe Dividend Growers ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	48.60	0.97	5.00	—	5.97	(0.94)	—	—	(0.94)	53.63	12.49	13.30	0.55	0.55	1.96	1.96	8,313	32
Year ended May 31, 2024	44.10	0.80	4.59	—	5.39	(0.89)	—	—	(0.89)	48.60	12.42	11.61	0.55	0.55	1.77	1.77	7,047	31
Year ended May 31, 2023	43.62	0.79	0.41(i)	—	1.20	(0.72)	—	—	(0.72)	44.10	2.96	3.43	0.55	0.55	1.91	1.91	8,600	20
Year ended May 31, 2022	51.67	0.85	(7.66)	—	(6.81)	(1.24)	—	—	(1.24)	43.62	(13.59)	(13.73)	0.55	0.55	1.67	1.67	13,739	40
MSCI Transformational Changes ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	41.47	0.26	7.00	—	7.26	(0.48)	—	—	(0.48)	48.25	17.59	17.36	0.45	0.45	0.57	0.57	8,444	35
Year ended May 31, 2024	34.87	0.24	6.63	0.01	6.88	(0.28)	—	—	(0.28)	41.47	19.87	19.84	0.45	0.45	0.64	0.64	8,295	42
Year ended May 31, 2023	34.91	0.17	0.18(i)	—(h)	0.35	(0.39)	—	—	(0.39)	34.87	1.09	1.07	0.45	0.45	0.51	0.51	10,460	28
Year ended May 31, 2022	43.76	0.13	(8.87)	—	(8.74)	(0.11)	—	—	(0.11)	34.91	(20.03)	(20.15)	0.45	0.45	0.31	0.31	29,676	33

234 :: FINANCIAL HIGHLIGHTS
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Nanotechnology ETF
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$[ ]	$—	$—	$[ ]	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	49.50	0.03	(10.39)	—	(10.36)	—(h)	—	—(h)	—(h)	39.14	(20.92)%	(21.43)%	0.58%	0.58%	0.06%	0.06%	3,914	45%
Year ended May 31, 2024	37.37	0.11	12.15	—(h)	12.26	(0.13)	—	—	(0.13)	49.50	32.92	32.91	0.58	0.58	0.25	0.25	6,188	42
Year ended May 31, 2023	33.96	0.14	3.41	—	3.55	(0.14)	—	—	(0.14)	37.37	10.57	10.69	0.58	0.58	0.45	0.45	2,803	42
October 26, 2021* through May 31, 2022	40.00	0.04	(6.06)	0.01	(6.01)	(0.03)	—	—	(0.03)	33.96	(15.05)	(15.09)	0.58	0.58	0.18	0.18	2,547	32
Nasdaq-100 Dorsey Wright Momentum ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	43.24	0.04	0.48	—	0.52	(0.02)	—	—	(0.02)	43.74	1.21	1.34	0.58	0.58	0.08	0.08	10,936	124
Year ended May 31, 2024	33.59	(0.01)	9.68	—	9.67	(0.02)	—	—	(0.02)	43.24	28.78	28.80	0.58	0.58	(0.02)	(0.02)	12,107	129
Year ended May 31, 2023	34.22	0.08	(0.58)	—	(0.50)	(0.12)	—	(0.01)	(0.13)	33.59	(1.44)	(1.52)	0.58	0.58	0.25	0.25	10,414	144
Year ended May 31, 2022	42.08	0.01	(7.82)	—	(7.81)	(0.05)	—	—	(0.05)	34.22	(18.60)	(18.68)	0.58	0.58	0.03	0.03	18,477	168
Nasdaq-100 High Income ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	40.86	0.20	3.56	—	3.76	(4.46)	(0.35)	(1.12)	(5.93)	38.69	9.91	10.01	0.55	0.55	0.49	0.49	151,287	70
March 18, 2024* through May 31, 2024	40.00	0.04	1.18	—	1.22	(0.36)	—	—	(0.36)	40.86	3.10	3.03	0.55	0.55	0.52	0.52	22,881	3

FINANCIAL HIGHLIGHTS :: 235
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
On-Demand ETF
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$[ ]	$—	$—	$[ ]	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	27.93	(0.06)	10.52	—	10.46	—	—	—	—	38.39	37.43%	36.88%	0.58%	0.58%	(0.18)%	(0.18)%	1,919	36%
Year ended May 31, 2024	22.05	(0.06)	6.13	—	6.07	(0.19)	—	—	(0.19)	27.93	27.67	28.09	0.58	0.58	(0.25)	(0.25)	698	31
Year ended May 31, 2023	21.73	(0.07)	0.39	—	0.32	—	—	—	—	22.05	1.46	1.67	0.58	0.58	(0.35)	(0.35)	551	42
October 26, 2021* through May 31, 2022	40.00	(0.05)	(18.22)	0.01	(18.26)	(0.01)	—	—	(0.01)	21.73	(45.66)	(46.02)	0.58	0.58	(0.30)	(0.30)	1,087	35
Online Retail ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	40.49	0.06	7.78	—	7.84	(0.10)	—	—	(0.10)	48.23	19.40	19.33	0.58	0.58	0.14	0.14	76,197	59
Year ended May 31, 2024	29.40	0.10	11.04	—	11.14	(0.05)	—	—	(0.05)	40.49	37.88	37.84	0.58	0.58	0.28	0.28	98,786	81
Year ended May 31, 2023	34.86	(0.07)	(5.39)	—	(5.46)	—	—	—	—	29.40	(15.68)	(15.69)	0.58	0.58	(0.21)	(0.21)	93,778	97
Year ended May 31, 2022	75.70	0.17	(41.01)	—	(40.84)	—	—	—	—	34.86	(53.95)	(53.95)	0.58	0.58	0.27	0.27	321,103	113
Pet Care ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	53.59	0.35	5.72	—	6.07	(0.42)	—	—	(0.42)	59.24	11.40	11.51	0.50	0.50	0.64	0.64	62,202	58
Year ended May 31, 2024	47.74	0.22	5.82	—	6.04	(0.19)	—	—	(0.19)	53.59	12.70	12.26	0.50	0.50	0.44	0.44	71,004	72
Year ended May 31, 2023	56.85	0.21	(9.07)	—	(8.86)	(0.25)	—	—	(0.25)	47.74	(15.58)	(15.40)	0.50	0.50	0.42	0.42	90,702	38
Year ended May 31, 2022	77.76	0.17	(20.92)	—	(20.75)	(0.16)	—	—	(0.16)	56.85	(26.74)	(26.76)	0.50	0.50	0.23	0.23	173,388	49

236 :: FINANCIAL HIGHLIGHTS
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
S&P SmallCap 600 Dividend Aristocrats ETF
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$[ ]	$—	$—	$[ ]	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	63.54	1.77	0.93	—	2.70	(1.89)	—	—	(1.89)	64.35	4.24%	4.13%	0.40%	0.40%	2.63%	2.63%	648,018	38%
Year ended May 31, 2024	56.74	1.81	6.74	—	8.55	(1.75)	—	—	(1.75)	63.54	15.22	15.25	0.40	0.40	2.98	2.98	761,151	44
Year ended May 31, 2023	62.40	1.61	(5.72)	—	(4.11)	(1.55)	—	—	(1.55)	56.74	(6.67)	(6.58)	0.40	0.40	2.63	2.63	776,831	33
Year ended May 31, 2022	67.03	1.45	(4.66)	—	(3.21)	(1.42)	—	—	(1.42)	62.40	(4.80)	(4.94)	0.40	0.40	2.27	2.27	864,913	58
Russell 2000 High Income ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
September 4, 2024* through May 31, 2025	40.00	0.28	(1.09)	—	(0.81)	(4.48)	(0.02)	—	(4.50)	34.69	(2.26)	(2.01)	0.55	0.55	1.00	1.00	45,103	33
Russell U.S. Dividend Growers ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	46.66	1.18	0.69	—	1.87	(1.32)	—	—	(1.32)	47.21	4.03	4.09	0.35	0.35	2.47	2.47	4,249	21
Year ended May 31, 2024	44.28	1.13	2.40	—	3.53	(1.15)	—	—	(1.15)	46.66	8.02	8.05	0.35	0.35	2.46	2.46	7,466	22
Year ended May 31, 2023	47.21	1.07	(2.90)	—	(1.83)	(1.10)	—	—	(1.10)	44.28	(3.90)	(3.98)	0.35	0.35	2.32	2.32	10,628	22
Year ended May 31, 2022	48.73	1.00	(1.39)	—	(0.39)	(1.13)	—	—	(1.13)	47.21	(0.79)	(0.82)	0.35	0.35	2.07	2.07	13,692	21
S&P 500® Dividend Aristocrats ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	98.08	2.10	2.30	—	4.40	(2.12)	—	—	(2.12)	100.36	4.51	4.55	0.35	0.35	2.07	2.07	11,476,368	20
Year ended May 31, 2024	87.64	2.00	10.47	—	12.47	(2.03)	—	—	(2.03)	98.08	14.35	14.27	0.35	0.35	2.13	2.13	11,808,758	21
Year ended May 31, 2023	91.95	1.90	(4.46)	—	(2.56)	(1.75)	—	—	(1.75)	87.64	(2.76)	(2.71)	0.35	0.35	2.12	2.12	10,731,445	22
Year ended May 31, 2022	92.20	1.87	(0.28)	—	1.59	(1.84)	—	—	(1.84)	91.95	1.72	1.67	0.35	0.35	2.01	2.01	10,243,530	18

FINANCIAL HIGHLIGHTS :: 237
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
S&P 500® Ex-Energy ETF
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$[ ]	$—	$—	$[ ]	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	56.49	0.72	7.34	—	8.06	(0.72)	—	—	(0.72)	63.83	14.31%	14.47%	0.13%	0.09%	1.12%	1.17%	63,826	4%
Year ended May 31, 2024 †	44.67	0.68	11.80	—	12.48	(0.66)	—	—	(0.66)	56.49	28.16	28.02	0.13	0.09	1.31	1.35	50,842	4
Year ended May 31, 2023 †	43.88	0.64	0.77	—	1.41	(0.62)	—	—	(0.62)	44.67	3.35	3.47	0.13	0.09	1.48	1.52	35,293	4
Year ended May 31, 2022 †	45.54	0.52	(1.67)	—	(1.15)	(0.51)	—	—	(0.51)	43.88	(2.61)	(2.71)	0.23	0.21	1.08	1.09	25,892	2
S&P 500® Ex-Financials ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	57.02	0.70	5.92	—	6.62	(0.72)	—	—	(0.72)	62.92	11.65	11.81	0.13	0.09	1.11	1.15	59,779	7
Year ended May 31, 2024 †	45.17	0.69	11.77	—	12.46	(0.61)	—	—	(0.61)	57.02	27.78	27.61	0.13	0.09	1.30	1.34	60,443	4
Year ended May 31, 2023 †	43.57	0.68	1.49	—	2.17	(0.57)	—	—	(0.57)	45.17	5.11	4.99	0.13	0.09	1.56	1.60	37,490	8
Year ended May 31, 2022 †	44.05	0.52	(0.50)	—	0.02	(0.50)	—	—	(0.50)	43.57	(0.03)	0.00(o)	0.23	0.21	1.10	1.12	8,279	3
S&P 500® Ex-Health Care ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	56.23	0.73	8.23	—	8.96	(0.73)	—	—	(0.73)	64.46	15.99	16.18	0.13	0.09	1.15	1.19	29,650	4
Year ended May 31, 2024 †	43.76	0.70	12.41	—	13.11	(0.64)	—	—	(0.64)	56.23	30.19	30.03	0.13	0.09	1.36	1.40	20,806	4
Year ended May 31, 2023 †	42.94	0.70	0.79	—	1.49	(0.67)	—	—	(0.67)	43.76	3.65	3.68	0.13	0.09	1.64	1.68	16,191	5
Year ended May 31, 2022 †	44.28	0.54	(1.30)	—	(0.76)	(0.58)	—	—	(0.58)	42.94	(1.83)	(1.88)	0.23	0.21	1.15	1.16	3,865	3

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
S&P 500® Ex-Technology ETF
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$[ ]	$—	$—	$[ ]	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	83.87	1.40	9.37	—	10.77	(1.25)	—	—	(1.25)	93.39	12.92%	13.03%	0.13%	0.09%	1.50%	1.54%	207,331	5%
Year ended May 31, 2024	68.66	1.33	15.05	—	16.38	(1.17)	—	—	(1.17)	83.87	24.05	24.01	0.13	0.09	1.68	1.73	52,836	8
Year ended May 31, 2023	71.84	1.33	(3.27)	—	(1.94)	(1.24)	—	—	(1.24)	68.66	(2.63)	(2.68)	0.13	0.09	1.89	1.93	30,209	6
Year ended May 31, 2022	73.72	1.07	(1.94)	—	(0.87)	(1.01)	—	—	(1.01)	71.84	(1.25)	(1.32)	0.22	0.21	1.39	1.41	9,340	4
S&P 500® High Income ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	42.47	0.38	3.27	—	3.65	(5.57)	—	—	(5.57)	40.55	8.87	8.97	0.56	0.56	0.89	0.89	810,694	29
December 18, 2023* through May 31, 2024	40.00	0.17	3.77	—	3.94	(1.47)	—	—	(1.47)	42.47	10.03	10.00	0.55	0.55	0.92	0.92	149,072	7
S&P Global Core Battery Metals ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	31.16	0.45	(4.00)	—	(3.55)	(0.43)	—	—	(0.43)	27.18	(11.38)	(12.28)	0.58	0.58	1.68	1.68	2,718	54
Year ended May 31, 2024	35.56	0.64	(4.29)	—	(3.65)	(0.75)	—	—	(0.75)	31.16	(10.46)	(10.11)	0.58	0.58	2.01	2.01	2,337	56
November 29, 2022* through May 31, 2023	40.00	0.39	(4.82)	0.04	(4.39)	(0.05)	—	—	(0.05)	35.56	(10.98)	(11.26)	0.58	0.58	2.00	2.00	2,667	16

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
S&P Kensho Cleantech ETF
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$[ ]	$—	$—	$[ ]	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	25.09	0.09	(5.83)	—	(5.74)	(0.14)	—	—	(0.14)	19.21	(22.91)%	(22.69)%	0.58%	0.58%	0.42%	0.42%	1,441	37%
Year ended May 31, 2024	30.75	0.10	(5.72)	—	(5.62)	(0.04)	—	—	(0.04)	25.09	(18.27)	(18.25)	0.58	0.58	0.37	0.37	3,763	37
Year ended May 31, 2023	30.56	(0.08)	0.27(i)	—	0.19	—	—	—	—	30.75	0.63	0.56	0.58	0.58	(0.24)	(0.24)	6,150	39
September 29, 2021* through May 31, 2022	40.00	(0.07)	(9.37)	—(h)	(9.44)	—	—	—	—	30.56	(23.61)	(23.60)	0.58	0.58	(0.27)	(0.27)	3,056	40
S&P Kensho Smart Factories ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	37.50	0.09	1.91	—	2.00	(0.07)	—	(0.01)	(0.08)	39.42	5.33	5.49	0.58	0.58	0.24	0.24	985	40
Year ended May 31, 2024	34.63	0.17	2.92	—	3.09	(0.22)	—	—	(0.22)	37.50	8.94	8.84	0.58	0.58	0.46	0.46	937	32
Year ended May 31, 2023	32.30	0.05	2.38(i)	—	2.43	(0.08)	—	(0.02)	(0.10)	34.63	7.53	7.56	0.58	0.58	0.16	0.16	866	26
September 29, 2021* through May 31, 2022	40.00	0.04	(7.74)	—(h)	(7.70)	—	—	—	—	32.30	(19.24)	(19.28)	0.58	0.58	0.16	0.16	2,423	42
S&P MidCap 400® Dividend Aristocrats ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	75.73	1.92	5.43	—	7.35	(2.04)	—	—	(2.04)	81.04	9.81	9.82	0.40	0.40	2.39	2.39	1,768,260	36
Year ended May 31, 2024	66.89	1.77	8.77	—	10.54	(1.70)	—	—	(1.70)	75.73	15.93	15.99	0.40	0.40	2.47	2.47	1,530,592	33
Year ended May 31, 2023	71.95	1.74	(5.13)	—	(3.39)	(1.67)	—	—	(1.67)	66.89	(4.75)	(4.79)	0.40	0.40	2.46	2.46	1,515,131	29
Year ended May 31, 2022	73.38	1.93	(1.47)	—	0.46	(1.89)	—	—	(1.89)	71.95	0.71	0.62	0.40	0.40	2.70	2.70	1,105,226	34

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
S&P Technology Dividend Aristocrats ETF
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$[ ]	$—	$—	$[ ]	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	72.90	0.86	4.73	—	5.59	(0.89)	—	—	(0.89)	77.60	7.71%	7.72%	0.45%	0.45%	1.14%	1.14%	238,242	28%
Year ended May 31, 2024	61.41	0.86	11.45	—	12.31	(0.82)	—	—	(0.82)	72.90	20.17	20.05	0.45	0.45	1.27	1.27	269,017	24
Year ended May 31, 2023	58.90	0.92	2.50	—	3.42	(0.91)	—	—	(0.91)	61.41	6.01	5.98	0.45	0.45	1.60	1.60	171,956	32
Year ended May 31, 2022	58.17	0.84	0.64	—	1.48	(0.75)	—	—	(0.75)	58.90	2.48	2.46	0.45	0.45	1.37	1.37	109,560	24
Smart Materials ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	33.82	0.54	(4.93)	—	(4.39)	(0.50)	—	—	(0.50)	28.93	(13.12)	(13.29)	0.58	0.58	1.73	1.73	1,446	53
Year ended May 31, 2024	30.95	0.43	2.74	—	3.17	(0.30)	—	—	(0.30)	33.82	10.26	10.21	0.58	0.58	1.33	1.33	1,691	44
Year ended May 31, 2023	35.36	0.39	(4.48)	—	(4.09)	(0.32)	—	—	(0.32)	30.95	(11.50)	(11.02)	0.58	0.58	1.27	1.27	1,547	45
October 26, 2021* through May 31, 2022	40.00	0.21	(4.69)	0.01	(4.47)	(0.17)	—	—	(0.17)	35.36	(11.20)	(11.48)	0.58	0.58	0.93	0.93	1,768	50
Supply Chain Logistics ETF
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	[ ]	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	40.04	0.65	(1.13)	—	(0.48)	(1.83)	—	—	(1.83)	37.73	(1.24)	(1.40)	0.58	0.58	1.66	1.66	943	34
Year ended May 31, 2024	37.21	1.10	3.63	—	4.73	(1.90)	—	—	(1.90)	40.04	13.00	13.10	0.58	0.58	2.79	2.79	2,002	23
Year ended May 31, 2023	40.11	1.59	(3.42)	—	(1.83)	(1.07)	—	—	(1.07)	37.21	(4.27)	(4.15)	0.58	0.58	4.37	4.37	1,860	20
April 6, 2022* through May 31, 2022	40.00	0.14	(0.05)	0.02	0.11	—	—	—	—	40.11	0.29	(0.18)	0.58	0.58	2.36	2.36	2,006	10
*
Commencement of investment operations.
**
Consolidated Financial Highlights.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)
Not annualized for periods less than one year.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)
Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net

FINANCIAL HIGHLIGHTS :: 241
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asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and Nasdaq) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)
Annualized for periods less than one year.
(g)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.
(h)
Per share amount is less than $0.005.
(i)
The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
(j)
Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2022.
(k)
Includes net futures account fees amounting to 0.03%. Excluding these fees, the ratio of expenses to average net assets would have been 0.70%.
(l)
Includes net futures account fees amounting to 0.06%. Excluding these fees, the ratio of expenses to average net assets would have been 0.65%.
(m)
Includes net futures account fees amounting to 0.02%. Excluding these fees, the ratio of expenses to average net assets would have been 0.65%.
(n)
Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.38) and the net investment income (loss) net of waivers ratio would have been (0.45)%.
(o)
Less than 0.005%.
†
Per share amounts have been restated on a retroactive basis to reflect share splits and reverse share splits, as applicable.

242
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Disclaimers

DISCLAIMERS :: 243
PROSHARES.COM

BLOOMBERG
“BLOOMBERG®” AND “BLOOMBERG COMMODITY BALANCED WTI CRUDE OIL INDEXSM” ARE SERVICE MARKS OF BLOOMBERG FINANCE L.P. AND ITS AFFILIATES, INCLUDING BLOOMBERG INDEX SERVICES LIMITED (“BISL”), THE ADMINISTRATOR OF THE INDICES (COLLECTIVELY, “BLOOMBERG”) AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY PROSHARE ADVISORS, LLC (THE “LICENSEE”).
The ProShares K-1 Free Crude Oil ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to the Licensee is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Commodity Balanced WTI Crude Oil IndexSM, which is determined, composed and calculated by BISL without regard to the Licensee or the Fund. Bloomberg has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Bloomberg Commodity Balanced WTI Crude Oil IndexSM. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Bloomberg shall not have any obligation or liability, including, without limitation, to the Fund’s customers, in connection with the administration, marketing or trading of the Fund.
The Prospectus and SAI relate only to the Fund and do not relate to the exchange-traded physical commodities underlying any of the Bloomberg Commodity Balanced WTI Crude Oil IndexSM components. Purchasers of the Fund should not conclude that the inclusion of a futures contract in the Bloomberg Commodity Balanced WTI Crude Oil IndexSM is any form of investment recommendation of the futures contract or the underlying exchange-traded physical commodity by Bloomberg. The information in the Prospectus and SAI regarding the Bloomberg Commodity Balanced WTI Crude Oil IndexSM components has been derived solely from publicly available documents. Bloomberg has not made any due diligence inquiries with respect to the Bloomberg Commodity Balanced WTI Crude Oil IndexSM components in connection with the Fund. Bloomberg makes no representation that these publicly available documents or any other publicly available information regarding the Bloomberg Commodity Balanced WTI Crude Oil IndexSM components, including without limitation a description of factors that affect the prices of such components, are accurate or complete.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS
OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE ARISING IN CONNECTION WITH THE BLOOMBERG COMMODITY BALANCED WTI CRUDE OIL INDEXSM OR ANY DATA OR VALUES RELATING THERETO WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
BofA Merrill Lynch
ProShares Hedge Replication ETF is not sponsored, endorsed, sold or promoted by Merrill Lynch, Pierce, Fenner & Smith IncorporatedTM (“BofA Merrill Lynch®”) nor any of its affiliates, information providers or other third parties (collectively, the “BofA Merrill Lynch Parties”) involved in, or related to, compiling, computing or creating the Benchmark nor any of Standard & Poor’s Financial Services LLC, MSCI, Inc. or Frank Russell Company or any of the foregoing entities’ affiliates, information providers or other third parties (collectively, the “Component Sponsor Parties”) involved in, or related to, compiling, computing or creating the applicable indices, benchmarks or prices that are components of the Benchmark (as applicable, the “Component Sponsor Indices”). Neither the BofA Merrill Lynch Parties nor the Component Sponsor Parties, as applicable, have passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, ProShares Hedge Replication ETF nor do they make any representation or warranty, express or implied, to the owners of shares of ProShares Hedge Replication ETF or any member of the public regarding the advisability of investing in securities generally or in ProShares Hedge Replication ETF particularly or the ability of the Benchmark, the Component Sponsor Indices and any data included therein to track general hedge fund or stock market performance. The BofA Merrill Lynch Parties’ and the Component Sponsor Parties’ only relationship to ProShares Hedge Replication ETF is the licensing by BofA Merrill Lynch of certain trademarks and trade names of BofA Merrill Lynch and of the Benchmark. Each of the Benchmark, Component Sponsor Indices and any data included therein is determined, composed and calculated by the BofA Merrill Lynch Parties and the Component Sponsor Parties without regard to ProShares Hedge Replication ETF or its shares. The BofA Merrill Lynch Parties and the Component Sponsor Parties have no obligation to take the needs of ProShares Hedge Replication ETF or the owners of

244 :: DISCLAIMERS
PROSHARES.COM

its shares into consideration in determining, composing or calculating the Benchmark, Component Sponsor Indices or any data included therein. The BofA Merrill Lynch Parties and the Component Sponsor Parties are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the shares to be issued or in the determination or calculation of the equation by which the shares are to be converted into or redeemed for cash. The BofA Merrill Lynch Parties and the Component Sponsor Parties have no obligation or liability in connection with the administration, marketing or trading of the shares.
ALTHOUGH THE BOFA MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE BENCHMARK AND THE COMPONENT SPONSOR INDICES, AS APPLICABLE, FROM SOURCES THEY CONSIDER RELIABLE, THE BOFA MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BENCHMARK, THE COMPONENT SPONSOR INDICES OR ANY DATA INCLUDED THEREIN AND THE BOFA MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE BOFA MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES HEDGE REPLICATION ETF, OWNERS OF ITS SHARES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BENCHMARK, THE COMPONENT SPONSOR INDICES OR ANY DATA INCLUDED THEREIN. THE BOFA MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BENCHMARK, THE COMPONENT SPONSOR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE BOFA MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Benchmark is the exclusive property of, and the names, service marks and other marks related thereto are service marks or trademarks of, BofA Merrill Lynch or its affiliates and have been licensed for use by ProShares Hedge Replication ETF. The Component Sponsor Indices are the exclusive property of, and the names, service marks and other marks related thereto are service marks or trademarks of, Standard & Poor’s Financial Services LLC, MSCI, Inc. or Frank Russell Company or any of their respective affiliates, as applicable, and have been licensed for use for certain purposes by BofA Merrill Lynch.
No purchaser, seller or holder of the shares or interest in ProShares Hedge Replication ETF, or any other person or entity, should use or refer to any trade name, trademark or service mark of the Component Sponsor Parties, to sponsor, endorse, market or promote the ProShares Hedge Replication ETF shares without first contacting the relevant Component Sponsor Party to determine whether its permission is required. Under no circumstances may any person or entity claim any affiliation with a Component Sponsor Party without the prior written permission of that Component Sponsor Party.
UBS
ProShares Large Cap Core Plus
“UBS” and “UBS 130/30” (the “Index”) are trademarks of UBS Group AG or one of its affiliates (collectively “UBS”). UBS has no relationship to ProShares Trust, other than the licensing of the Index and its trademarks for use in connection with the Fund and is not a party to any transaction contemplated hereby.
UBS does not sponsor, endorse or promote the Fund; recommend that any person invest in the Fund or any other securities; have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund; have any responsibility or liability for the administration or management of the Fund; and consider the needs of the Fund or the shareholders of the Fund in determining, composing or calculating the Index or have any obligation to do so. UBS may discontinue the Index or change the Index or its compilation and composition at any time, in its sole discretion, without regard to any impact thereof on the Fund.
UBS DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND UBS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. UBS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. UBS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN.
UBS will not have any liability in connection with the Fund. Specifically, UBS does not make any representation or warranty, express, statutory or implied, and UBS disclaims any representation or warranty about: (1) The results to be obtained by the Fund, the shareholders of the Fund or any other person in connection with the use of the Index and the data related to the Index; (2) The accuracy or completeness of the Index or its related data; and (3) The merchantability and the fitness for a particular purpose or use of the Index or its related data. UBS will have no liability for any errors, omissions or interruptions in the Index or its related data. Under no circumstances and under no theory of law (whether tort, contract, strict liability or otherwise) will UBS be liable for

DISCLAIMERS :: 245
PROSHARES.COM

any lost profits or direct, indirect, punitive, special or consequential damages or losses, even if UBS knows that they might occur.
The license agreement between ProShare Trust and UBS is solely for their benefit and not for the benefit of the owners of the Fund or any other third parties.
LPX AG (LPX)
LPX AG (LPX), the Index licensor, is not affiliated with ProShare Advisors, the Trust or the Fund. LPX® Direct Listed Private Equity Index” and “LPX®” are registered trademarks of LPX and have been licensed for use by ProShares. ProShares have not been passed on by LPX or any of its affiliates as to their legality or suitability. LPX makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing securities generally or in the Fund particularly, or the ability of the Index to track general market performance. The Index is determined, composed and calculated by LPX without regard to the Trust or the Fund. LPX has no obligation to take the needs of the Trust or the Fund into consideration in determining, composing or calculating the Index. There is no assurance that investment products based on the Index will accurately track Index performance or provide positive investment returns. Inclusion of a security within the Index is not a recommendation by LPX to buy, sell or hold such security, nor is it investment advice. ProShares based on the LPX® Direct Listed Private Equity Index are not issued, created, sponsored, endorsed, sold, or promoted by LPX, and it makes no representation regarding the advisability of investing in ProShares. LPX AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.
MSCI
ProShares MSCI EAFE Dividend Growers ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares MSCI Europe Dividend Growers ETF, and ProShares MSCI Transformational Changes ETF (the “MSCI Funds”) are not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by the Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or shareholders of the MSCI Funds or any other person or entity regarding the advisability of investing in the MSCI Funds generally or in the MSCI Funds particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to the MSCI Funds or the issuer or shareholders of the MSCI Funds or any other person or entity into consideration in determining, composing or calculating the MSCI index. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the MSCI Funds to be issued or in the determination or calculation of the equation by or the consideration into which the MSCI Funds are redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of the MSCI Funds or any other person or entity in connection with the administration, marketing or offering of the MSCI Funds.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEX FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE MSCI FUNDS, SHAREHOLDERS OF THE MSCI FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FORE-GOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Nasdaq, Inc.
ProShares Equities for Rising Rates ETF, ProShares Nasdaq-100 High Income ETF, ProShares Nasdaq-100 Dorsey Wright Momentum ETF and ProShares Nasdaq-100 Dynamic Buffer ETF (the “Funds”) are not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the Nasdaq U.S. Large Cap Equities for Rising Rates Index, Nasdaq-100 Daily Covered Call Index, Nasdaq-100 Dorsey Wright Momentum Index and Nasdaq-100 Dynamic Buffer Index to track general stock market performance. The Corporations’ only relationship to ProShare Advisors (“Licensee”) is in the licensing of the Nasdaq®, and certain trade names of the Corporations and the use of the Nasdaq

246 :: DISCLAIMERS
PROSHARES.COM

U.S. Large Cap Equities for Rising Rates Index, Nasdaq-100 Daily Covered Call Index, Nasdaq-100 Dorsey Wright Momentum Index and Nasdaq-100 Dynamic Buffer Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Funds. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating the Nasdaq U.S. Large Cap Equities for Rising Rates Index, Nasdaq-100 Covered Call Daily Index, Nasdaq-100 Dorsey Wright Momentum Index and Nasdaq-100 Dynamic Buffer Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ U.S. LARGE CAP EQUITIES FOR RISING RATES INDEX, NASDAQ-100 DAILY COVERED CALL INDEX AND NASDAQ-100 DORSEY WRIGHT MOMENTUM INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ U.S. LARGE CAP EQUITIES FOR RISING RATES INDEX AND NASDAQ-100 DORSEY WRIGHT MOMENTUM INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ U.S. LARGE CAP EQUITIES FOR RISING RATES INDEX, NASDAQ-100 DAILY COVERED CALL INDEX AND NASDAQ-100 DORSEY WRIGHT MOMENTUM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
LSE Group
The FTSE Indexes are calculated by or on behalf of FTSE International Limited, FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Indexes or (b) investment in or operation of the FTSE Funds and/or the FTSE Russell Funds. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the FTSE Funds and/or the FTSE Russell Funds or the suitability of the FTSE Indexes for the purpose to which they are being put by ProShares Trust.
S&P Global
The Dow Jones Brookfield Global Infrastructure Composite Index, the S&P 500 Buyback Aristocrats Index, the S&P 500® Dividend Aristocrats® Index, the S&P 500® Ex-Energy Index, the S&P 500® Ex-Financials and Real Estate Index, the S&P 500® Ex-Health Care Index, the S&P 500 Daily Covered Call Index, the S&P 500 Equal Weight Index, the S&P 500® Ex-Information Technology Index, the S&P Kensho Cleantech Index, the S&P Kensho Smart Factories Index, the S&P Merger Arbitrage Index, the S&P MidCap 400® Dividend Aristocrats Index, the S&P SmallCap 600 Dividend Aristocrats Index, and the S&P® Technology Dividend Aristocrats® Index (collectively, “Indexes”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by ProShares Trust or ProShare Advisors LLC, each as applicable (“Licensee”). S&P®, S&P 500® and Dividend Aristocrats® are a registered trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); Kensho® is a registered trademark of Kensho Technologies, LLC; and these trademarks have been sublicensed for certain purposes by Licensee. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates or their third-party licensors and none of such parties make any representation regarding the advisability of investing in such products nor do they have any liability for any errors, omissions, or interruptions of the Indexes. It is not possible to invest directly in an index. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or their third-party licensors. S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Licensee with respect to the Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Funds. S&P Dow Jones Indices has no obligation to take the needs of Licensee or the owners of the Funds into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indexes

DISCLAIMERS :: 247
PROSHARES.COM

will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, “promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR ITS THIRD-PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PROSHARES FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE FUNDS’ REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
ProShare Advisors LLC
ProShare Advisors owns the Long/Short Index and the Online Index and licenses each of the Long/Short Index and the Online Index to the Trust for use in connection with
ProShares Long Online/Short Stores ETF and ProShares Online Retail ETF, respectively.
ProShare Advisors is solely responsible for overseeing the methodology governing the operation of each of the Long/Short Index and Online Index and for adopting and implementing changes to each methodology.
PROSHARE ADVISORS DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE LONG/SHORT INDEX OR THE ONLINE INDEX OR ANY DATA INCLUDED THEREIN AND PROSHARE ADVISORS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. PROSHARE ADVISORS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY A FUND, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE LONG/SHORT INDEX OR THE ONLINE INDEX OR ANY DATA INCLUDED THEREIN. PROSHARE ADVISORS EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE LONG/SHORT INDEX OR THE ONLINE INDEX OR ANY DATA INCLUDED THEREIN.
Solactive AG
Solactive AG is the index provider of, and licenses to ProShare Advisors, the Solactive-ProShares Bricks and Mortar Retail Store Index (the “Retail Store Index”, and together with the Long/Short Index and the Online Index, the “Indexes”). Solactive AG serves as index calculation agent and publishes and performs routine daily index calculations and index maintenance (e.g., annual Index reconstitution, rebalancing, and corporate actions) for each of the Long/Short Index and the Online Index.
“Solactive AG” is a registered trademark of Solactive AG and has been licensed for use by the ProShare Advisors.
Solactive AG uses its best efforts to ensure that the Indexes are calculated correctly. Regardless of its obligations toward ProShare Advisors, Solactive AG has no obligation to point out errors in any of the Indexes to any third parties, and shall have no liability for any such error in calculation.
The publication of the Indexes by Solactive AG does not constitute a recommendation by Solactive AG to invest in any of the Funds. Solactive AG does not offer any guarantee or assurance with regard to the results of using any of the Indexes. None of the Funds are sponsored, endorsed, sold, or promoted by Solactive AG, and it makes no representation regarding the advisability of investing in any of the Funds. SOLACTIVE AG AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUNDS.

Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
866.PRO.5125 866.776.5125
ProShares.com

You can find additional information about each Fund in its current SAI, dated [September 28, 2026], as may be amended from time to time, and the most recent Form N-CSR and annual and semi-annual reports to shareholders, which have been filed electronically with the SEC and which are incorporated by reference into, and are legally a part of, this Prospectus. In each Fund’s annual report, you will find a summary discussion of the key market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semiannual financial statements. Copies of the SAI, each Fund’s annual and semi-annual reports and other information such as Fund financial statements are available, free of charge, online at each Fund’s website (www.proshares.com). You may also request a free copy of the SAI or make inquiries to ProShares Trust by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.
You can find other information about ProShares Trust on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee via email to publicinfo@sec.gov.
© 2026 ProShare Advisors LLC. All rights reserved.SEPT-26

PROSPECTUS  [September 28, 2026]
Short 7-10 Year Treasury	TBX	NYSE Arca
Short 20+ Year Treasury	TBF	NYSE Arca
Short Dow30SM	DOG	NYSE Arca
Short Financials	SEF	NYSE Arca
Short FTSE China 50	YXI	NYSE Arca
Short High Yield	SJB	NYSE Arca
Short MidCap400	MYY	NYSE Arca
Short MSCI EAFE	EFZ	NYSE Arca
Short MSCI Emerging Markets	EUM	NYSE Arca
Short QQQ®	PSQ	NYSE Arca
Short QQQ Top 30*	QQD	Nasdaq
Short Real Estate	REK	NYSE Arca
Short Russell2000	RWM	NYSE Arca
Short S&P500®	SH	NYSE Arca
Short SmallCap600	SBB	NYSE Arca
Ultra 7-10 Year Treasury	UST	NYSE Arca
Ultra 20+ Year Treasury	UBT	NYSE Arca
Ultra Communication Services	LTL	NYSE Arca
Ultra Consumer Discretionary	UCC	NYSE Arca
Ultra Consumer Staples	UGE	NYSE Arca
Ultra Copper K-1 Free ETF	UCOP	NYSE Arca
Ultra Dow30SM	DDM	NYSE Arca
Ultra Energy	DIG	NYSE Arca
Ultra Financials	UYG	NYSE Arca
Ultra Gold K-1 Free ETF*	UGOL	NYSE Arca
Ultra FTSE China 50	XPP	NYSE Arca
Ultra FTSE Europe	UPV	NYSE Arca
Ultra Health Care	RXL	NYSE Arca
Ultra High Yield	UJB	NYSE Arca
Ultra Industrials	UXI	NYSE Arca
Ultra Materials	UYM	NYSE Arca
Ultra MidCap400	MVV	NYSE Arca
Ultra MSCI Brazil Capped	UBR	NYSE Arca
Ultra MSCI EAFE	EFO	NYSE Arca
Ultra MSCI Emerging Markets	EET	NYSE Arca
Ultra MSCI Japan	EZJ	NYSE Arca
Ultra Nasdaq Biotechnology	BIB	Nasdaq
Ultra Nasdaq Cloud Computing	SKYU	Nasdaq
Ultra Nasdaq Cybersecurity	UCYB	Nasdaq
Ultra Natural Gas K-1 Free ETF*	UUNG	NYSE Arca
Ultra Oil K-1 Free ETF*	UOIL	NYSE Arca
Ultra Palladium K-1 Free ETF	UPAL	NYSE Arca
Ultra Platinum K-1 Free ETF	UPLT	NYSE Arca
Ultra QQQ®	QLD	NYSE Arca
Ultra QQQ Mega	QQUP	Nasdaq
Ultra QQQ Top 30	QQXL	Nasdaq
Ultra Real Estate	URE	NYSE Arca
Ultra Russell2000	UWM	NYSE Arca
Ultra S&P500®	SSO	NYSE Arca
Ultra S&P 500 Equal Weight	URSP	NYSE Arca
Ultra Semiconductors	USD	NYSE Arca
Ultra SmallCap600	SAA	NYSE Arca
Ultra Silver K-1 Free ETF*	USIL	NYSE Arca
Ultra Technology	ROM	NYSE Arca
Ultra Utilities	UPW	NYSE Arca
UltraPro Dow30SM	UDOW	NYSE Arca
UltraPro MidCap400	UMDD	NYSE Arca
UltraPro QQQ®	TQQQ	Nasdaq
UltraPro Russell2000	URTY	NYSE Arca
UltraPro S&P500®	UPRO	NYSE Arca
UltraPro Short 20+ Year Treasury	TTT	NYSE Arca
UltraPro Short Dow30SM	SDOW	NYSE Arca
UltraPro Short MidCap400	SMDD	NYSE Arca
UltraPro Short QQQ®	SQQQ	Nasdaq
UltraPro Short Russell2000	SRTY	NYSE Arca
UltraPro Short S&P500®	SPXU	NYSE Arca
UltraShort 7-10 Year Treasury	PST	NYSE Arca
UltraShort 20+ Year Treasury	TBT	NYSE Arca
UltraShort Consumer Discretionary	SCC	NYSE Arca
UltraShort Consumer Staples	SZK	NYSE Arca
UltraShort Dow30SM	DXD	NYSE Arca
UltraShort Energy	DUG	NYSE Arca
UltraShort Financials	SKF	NYSE Arca
UltraShort FTSE China 50	FXP	NYSE Arca
UltraShort FTSE Europe	EPV	NYSE Arca
UltraShort Health Care	RXD	NYSE Arca
UltraShort Industrials	SIJ	NYSE Arca
UltraShort Materials	SMN	NYSE Arca
UltraShort MidCap400	MZZ	NYSE Arca
UltraShort MSCI Brazil Capped	BZQ	NYSE Arca
UltraShort MSCI EAFE	EFU	NYSE Arca
UltraShort MSCI Emerging Markets	EEV	NYSE Arca
UltraShort MSCI Japan	EWV	NYSE Arca
UltraShort Nasdaq Biotechnology	BIS	Nasdaq
UltraShort QQQ®	QID	NYSE Arca
UltraShort QQQ Mega	QQDN	Nasdaq
UltraShort QQQ Top 30*	QQXS	Nasdaq
UltraShort Real Estate	SRS	NYSE Arca
UltraShort Russell2000	TWM	NYSE Arca
UltraShort S&P500®	SDS	NYSE Arca
UltraShort Semiconductors	SSG	NYSE Arca
UltraShort SmallCap600	SDD	NYSE Arca
UltraShort Technology	REW	NYSE Arca
UltraShort Utilities	SDP	NYSE Arca
*QQD, UGOL, UUNG, UOIL, USIL, and QQXS are not yet available for sale.
Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
PROSHARES TRUSTDistributor: SEI Investments Distribution Co.

5	Summary Section
6	Short 7-10 Year Treasury
11	Short 20+ Year Treasury
17	Short Dow30SM
23	Short Financials
28	Short FTSE China 50
34	Short High Yield
40	Short MidCap400
45	Short MSCI EAFE
51	Short MSCI Emerging Markets
57	Short QQQ®
63	Short QQQ Top 30
68	Short Real Estate
73	Short Russell2000
79	Short S&P500®
84	Short SmallCap600
89	Ultra 7-10 Year Treasury
95	Ultra 20+ Year Treasury
101	Ultra Communication Services
106	Ultra Consumer Discretionary
111	Ultra Consumer Staples
116	Ultra Copper K-1 Free ETF
122	Ultra Dow30SM
127	Ultra Energy
132	Ultra Financials
137	Ultra FTSE China 50
143	Ultra FTSE Europe
149	Ultra Gold K-1 Free ETF
155	Ultra Health Care
160	Ultra High Yield
166	Ultra Industrials
171	Ultra Materials
176	Ultra MidCap400
181	Ultra MSCI Brazil Capped
187	Ultra MSCI EAFE
193	Ultra MSCI Emerging Markets
199	Ultra MSCI Japan
205	Ultra Nasdaq Biotechnology
210	Ultra Nasdaq Cloud Computing
216	Ultra Nasdaq Cybersecurity
221	Ultra Natural Gas K-1 Free ETF
227	Ultra Oil K-1 Free ETF
233	Ultra Palladium K-1 Free ETF
238	Ultra Platinum K-1 Free ETF
243	Ultra QQQ®

248	Ultra QQQ Mega
253	Ultra QQQ Top 30
258	Ultra Real Estate
263	Ultra Russell2000
268	Ultra S&P500®
273	Ultra S&P 500 Equal Weight
278	Ultra Semiconductors
283	Ultra Silver K-1 Free ETF
288	Ultra SmallCap600
293	Ultra Technology
298	Ultra Utilities
303	UltraPro Dow30SM
309	UltraPro MidCap400
314	UltraPro QQQ®
319	UltraPro Russell2000
324	UltraPro S&P500®
329	UltraPro Short 20+ Year Treasury
335	UltraPro Short Dow30SM
340	UltraPro Short MidCap400
346	UltraPro Short QQQ®
351	UltraPro Short Russell2000
356	UltraPro Short S&P500®
361	UltraShort 7-10 Year Treasury
367	UltraShort 20+ Year Treasury
372	UltraShort Consumer Discretionary
377	UltraShort Consumer Staples
383	UltraShort Dow30SM
388	UltraShort Energy
393	UltraShort Financials
399	UltraShort FTSE China 50
405	UltraShort FTSE Europe
411	UltraShort Health Care
416	UltraShort Industrials
421	UltraShort Materials
427	UltraShort MidCap400
433	UltraShort MSCI Brazil Capped
439	UltraShort MSCI EAFE
445	UltraShort MSCI Emerging Markets
451	UltraShort MSCI Japan
457	UltraShort Nasdaq Biotechnology
462	UltraShort QQQ®
467	UltraShort QQQ Mega
472	UltraShort QQQ Top 30
477	UltraShort Real Estate
483	UltraShort Russell2000
488	UltraShort S&P500®
493	UltraShort Semiconductors
498	UltraShort SmallCap600
503	UltraShort Technology
508	UltraShort Utilities

514	Investment Objectives, Principal Investment Strategies and Related Risks
544	Understanding the Risks and Long-Term Performance of a 3x Daily Objective Fund
548	Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund
551	Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund
554	Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund
557	Understanding the Risks and Long-Term Performance of a -3x Daily Objective Fund
561	Management of ProShares Trust
565	Shareholder Information
566	Determination of NAV
566	Distributions
566	Dividend Reinvestment Services
567	Taxes
571	Financial Highlights
600	Disclaimers

5
PROSHARES.COM

Summary Section

6 :: Short 7-10 Year Treasury
PROSHARES.COM

Investment Objective
ProShares Short 7-10 Year Treasury (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government. The Index includes fixed rate securities with a minimum term to maturity greater than seven years and less than or equal to ten years. The Index excludes inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The bonds included in the Index are weighted based on market capitalization. The Index’s positions are reset each month. The Index is constructed and maintained by ICE Data Indices, LLC. More information about the Index can be found using the Bloomberg ticker symbol “IDCOT7.”

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Under normal circumstances, the Fund will obtain inverse exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.

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The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -20% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its
Daily Target. In addition, the Fund may not have inverse exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the

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Fund, and may magnify any differences between the performance of the Fund and the Index.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the Fund’s performance will generally be more favorable when interest rates rise and less favorable when interest rates decline.
●U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
ICE U.S. Treasury 7-10 Year Bond Index1,[2]	[ ]%	[ ]%	[ ]%
Bloomberg U.S. Aggregate Bond Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index.
2
Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-
deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and James Linneman, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and March 2022, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Short 20+ Year Treasury (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government. The Index includes fixed rate securities with a minimum term to maturity greater than 20 years. The Index excludes inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The bonds included in the Index are weighted based on market capitalization. The Index’s positions are reset each month. The Index is constructed and maintained by ICE Data Indices, LLC. More

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information about the Index can be found using the Bloomberg ticker symbol “IDCOT20.”
Under normal circumstances, the Fund will obtain inverse exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not con tained in the Index or in financial instruments, with the intent of obtaining inverse exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are

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larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -20% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.

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●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the Fund’s performance will generally be more favorable when interest rates rise and less favorable when interest rates decline.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after

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taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

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Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
ICE U.S. Treasury 20+ Year Bond Index1,[2]	[ ]%	[ ]%	[ ]%
Bloomberg U.S. Aggregate Bond Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index.
2
Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and James Linneman, Portfolio
Manager, have jointly and primarily managed the Fund since April 2019 and March 2022, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Short Dow30SM (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Dow Jones Industrial AverageSM (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of some of the largest U.S. companies. The Index includes 30 of the largest companies except those in the Global Industry Classification Standard (GICS) transportation industry group and utilities sectors. Companies may be included in the Index if the Index provider believes that the company has an excellent reputation, demonstrates sustained growth and is of interest to a large number of investors. The 30 companies selected are then weighted based on their price. Companies may be added or removed from the Index at any time. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More

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information about the Index can be found using the Bloomberg ticker symbol “DJI.”
Under normal circumstances, the Fund will obtain inverse exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not con tained in the Index or in financial instruments, with the intent of obtaining inverse exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are

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larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -20% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday

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move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse -1x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and information technology industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in inter est rates; adverse effects on profitability by loan losses; and severe competition.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance

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information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

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Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Dow Jones Industrial Average[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Man
ager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Short Financials (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P Financial Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of financial companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes financial companies in the following industries according to the Global Industry Classification Standard (GICS): banks; financial services; consumer finance; capital markets; mortgage real estate investment trusts (“REITS”); and insurance. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXM.”

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Under normal circumstances, the Fund will obtain inverse exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the
Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does

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not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -20% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the
Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Financials Industry Risk — The risks of investments in the industry include: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital and liquid assets they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; increased inter-sector consolidation and competition in the financials industry; and volatility in the financial markets and changes in domestic and foreign monetary policy; credit rating downgrades; adverse public perception; exposure concentration and decreased liquidity in credit markets; counterparty risk arising from issuers that serve as counterparties in derivatives or similar contractual arrangements. The impact of more stringent capital requirements, recent or future regulation on any individual

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financial company or recent or future regulation on the financials industry as a whole cannot be predicted.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse -1x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [banks, diversified financials and insurance industry groups].
○Banks Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization; adverse effects on profitability due to increases in interest rates or loan losses; severe price competition; economic conditions; credit rating downgrades; and increased inter-sector consolidation and competition. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S.
banking system. Additional bank or financial institution failures may occur in the near term that may limit access to short term liquidity or have adverse impacts to the economy.
○Diversified Financials Industry Risk — Companies in this industry may be affected by: changes in credit ratings, interest rates, loan losses, the performance of credit and financial markets and the availability and cost of capital funds; and adverse effects from governmental regulation and oversight.
○Insurance Industry Risk — Companies in this industry may be impacted by changes in interest rates, catastrophic events, extensive government regulation price competition; economic conditions; and credit rating downgrades.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Financial Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Short FTSE China 50 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the FTSE China 50 Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of the 50 largest and most liquid companies that are listed on the Hong Kong Stock Exchange. The top 50 companies based on market capitalization are included in the Index. Only companies offering H Shares, Red Chips, or P Chips may be included in the Index. Selected companies are weighted based on market capitalization, subject to certain limits intended to avoid Index over-concentration in a single security. The Index’s composition and assigned weights are reevaluated quarterly in March, June, September, and December. The Index is constructed and maintained by FTSE International Limited. More

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information about the Index can be found using the Bloomberg ticker symbol “XINO1.”
Under normal circumstances, the Fund will obtain inverse exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.

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The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -20% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target. Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Chinese Investments Risk — Investments in securities of issuers in China (including variable interest entities (“VIEs”) associated with an underlying Chinese operating company) include risks such as, but are not limited to, less developed or less efficient trading markets; heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from government control of markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; uncertainty surrounding trading suspensions; a lack of publicly available information (as compared to many other countries); and natural disasters particularly likely to occur in China. Changes in Chinese

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government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, and its economy is experiencing a relative slowdown. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations, and higher rates of inflation. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. Reductions in spending on Chinese products and services, institution of tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the values of Chinese companies. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Investments in issuers in China may include investments through legal structures known as VIEs. In China, ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as a Fund) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs. In these arrangements, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the New York Stock Exchange. Foreign investors hold stock in the shell company (i.e., the U.S.-listed company) rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, the Fund’s performance) and undermine the enforceability of the VIE structure.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse -1x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a

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fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [banks, communication services and consumer discretionary industry groups].
○Banks Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization; adverse effects on profitability due to increases in interest rates or loan losses; severe price competition; economic conditions; credit rating downgrades; and increased inter-sector consolidation and competition.
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in China.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calcu lation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

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Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
FTSE China 50 Index[1]	[ ]%	[ ]%	[ ]%
S&P Global 1200 Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that are adjusted to reflect the reduction of any withholding taxes and the reinvestment of dividends paid by companies in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio
Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Short High Yield (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Markit iBoxx® $ Liquid High Yield Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of U.S. dollar denominated high yield corporate debt. The Index includes corporate fixed-rate bonds that are issued by companies domiciled in developed countries and rated BB+ or lower by Fitch Ratings Inc. or Standard and Poor’s Financial Services, LLC and Ba1 or lower by Moody’s Investors Service, Inc. Bonds included in the Index are weighted based market capitalization, subject to a limit of 3% on any one issuer. The Index’s positions are reset each month. The Index is constructed and maintained by IHS Markit Benchmark Administration Limited. More information about the Index can be found using the Bloomberg ticker symbol “IBOXHY.”
Under normal circumstances, the Fund will obtain inverse exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.

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The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Con versely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund

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may mistakenly be expected to achieve a -20% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target. Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may

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vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Credit Risk — Due to its exposure to debt instruments, the Fund will be subject to credit risk which is the risk that an issuer of debt instruments is unwilling or unable to make timely payments to meet its contractual obligations. When credit risk increases, the price of the debt instruments that comprise the Index will typically decrease. Conversely, when credit risk of the debt instruments decreases, the level of the Index will typically increase. By using sampling techniques, the Fund may be overexposed to certain debt instruments that would adversely affect the Fund upon the markets’ perceived view of increased credit risk or upon a downgrade or default of such instruments. During an economic downturn, rates of default tend to increase.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the Fund’s performance will generally be more favorable when interest rates rise and less favorable when interest rates decline.
●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [consumer services and industrials industry groups].
○Consumer Services Industry Risk — Companies in this industry may experience: prices and profitability affected by the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When

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shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Markit iBoxx $ Liquid High Yield Index[1]	[ ]%	[ ]%	[ ]%
Bloomberg U.S. Aggregate Bond Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since April 1, 2021.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts,

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and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Short MidCap400 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P MidCap 400® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of mid-cap companies listed and domiciled in the U.S. The Index selects 400 companies based on market capitalization. As of May 31, 2026, the market capitalization of companies in the Index was between [$503 million and $33 billion]. The selected companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “MID.”
Under normal circumstances, the Fund will obtain inverse exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.

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The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the
Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the

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level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -20% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the
Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.

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●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on mid-cap security prices. Additionally, mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse -1x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the
Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio,

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may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P MidCap400 Index[1]	[ ]%	[ ]%	[ ]%
S&P Composite 1500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Short MSCI EAFE (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the MSCI EAFE Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of large and mid-capitalization companies across 21 developed market countries around the world, excluding the U.S. and Canada. As of May 31, 2026, the Index included companies from the following countries: [Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom]. The Index seeks to include 85% of the market capitalization across those countries and selects companies based on their market capitalization and liquidity. These companies are then weighted based on market capitalization. The Index’s composition and assigned weights are reevaluated semi-annually in May and November with a more limited reevaluation occurring in February and August. The Index is constructed and

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maintained by MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “MXEA.”
Under normal circumstances, the Fund will obtain inverse exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.

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The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -20% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its
Daily Target. In addition, the Fund may not have inverse exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target. Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign

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market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse -1x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in inter est rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in [Japan].
○Japanese Investments Risk — Investments in Japan are subject to risks including, but not limited to political, economic, or social instability in Japan; risks associated with Japan’s large government deficit; the prevalence and likelihood of natural disasters in Japan; and heavy dependence on international trade and reliant on imports for its commodity needs. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater

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than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
MSCI EAFE Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that are adjusted to reflect the reduction of any withholding taxes and the reinvestment of dividends paid by companies in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than

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NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Short MSCI Emerging Markets (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the MSCI Emerging Markets Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of large and mid-capitalization companies across 24 emerging market countries. As of May 31, 2026, the Index included companies from the following countries: [Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates]. The Index seeks to include 85% of the market capitalization across those countries and selects companies based on their market capitalization and liquidity. These companies are then weighted based on market capitalization. The Index’s composition and assigned weights are reevaluated semi-annually in May and November with a more limited reevaluation occurring in February and August. The Index is constructed and maintained by

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MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “MXEF.”
Under normal circumstances, the Fund will obtain inverse exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.

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The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -20% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its
Daily Target. In addition, the Fund may not have inverse exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target. Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times

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and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
To the extent the Fund invests in issuers in China, those investments may be made through legal structures known as variable interest entities (“VIEs”). VIEs allow U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, the Fund’s performance) and undermine the enforceability of the VIE structure.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse -1x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and information technology industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in [China, India and Taiwan].
○Chinese Investments Risk — Investments in securities of issuers in China include risks such as, less developed or less efficient trading markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; institution of tariffs or other trade barriers; uncertainty surrounding trading suspensions; and a lack of publicly available information China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets.
○Indian Investments Risk — Investments in securities of issuers in India include risks such as, greater government control over the economy, including the risk that the Indian government may decide not to continue to support economic reform programs, political and legal uncertainty, competition from low-cost issuers of other emerging economies, institution of tariffs or other trade barriers, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. India has been prone to natural disasters, such as earthquakes and tsunamis which could have a significant negative impact on its economy.
○Taiwanese Investments Risk — Investments in securities of issuers in Taiwan are subject to risks, including, but not

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limited to, legal, regulatory, political, currency and economic risks that are specific to Taiwan. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries, which may materially affect the Taiwanese companies. Investments in securities of Taiwanese companies are subject to Taiwan’s heavy dependence on exports. Reductions in spending on Taiwanese products and services, labor shortages, institution of tariffs or other trade barriers, or a downturn in any of the economies of Taiwan’s key trading partners, including the United States, may have an adverse impact on the Taiwanese economy and the values of Taiwanese companies.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
MSCI Emerging Markets Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that are adjusted to reflect the reduction of any withholding taxes and the reinvestment of dividends paid by companies in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are

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not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Short QQQ® (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Nasdaq-100® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of 100 of the largest Nasdaq-listed non-financial companies. The Index includes non-financial companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. companies). The top 100 companies based on market capitalization are included in the Index. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every December, with additional weight adjustments occurring in March, June, and September. The Index is constructed and maintained by Nasdaq Inc. More information

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about the Index can be found using the Bloomberg ticker symbol “NDX.”
Under normal circumstances, the Fund will obtain inverse exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not con tained in the Index or in financial instruments, with the intent of obtaining inverse exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are

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larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -20% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday

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move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse -1x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [communication services and information technology industry groups].
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented.

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Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

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Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Nasdaq-100® Index[1]	[ ]%	[ ]%	[ ]%
Nasdaq Composite Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Man
ager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Short QQQ Top 30 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) the daily performance of the Nasdaq-100 Top 30 Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of the top 30 companies from the Nasdaq-100 Index. The Nasdaq-100 Index is designed to measure the performance of 100 of the largest non-financial companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. Companies). The largest 30 companies by company weight of the Nasdaq-100 Index are included in the Index. The selected companies are then weighted based on Nasdaq-100 Index weight, subject to a 22.5% limit for any single company and a 48% aggregate limit for all companies with individual weights greater than 4.5%. The Index composition and assigned weights are reevaluated quarterly in March, June, September, and December. The Index is constructed and maintained by Nasdaq Inc. More information

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about the Index can be found using the Bloomberg ticker symbol “NDX30P.”
Under normal circumstances, the Fund will obtain inverse exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.

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The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its
Daily Target. In addition, the Fund may not have inverse exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public

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health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse -1x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. A Fund will allocate its investments to approximately the same extent as the Index. As a result, a Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [semiconductors and semiconductor equipment industry and software and services industry groups].
○Semiconductors and Semiconductor Equipment Industry Risk — Companies in this sector may experience: intense competition, wide fluctuations in securities prices due to risks of rapid obsolescence of products, significant research costs, and limited product lines, markets, financial resources or personnel. Companies in this sector may also be affected by risks that affect the broader technology sector.
○Software and Services Industry Risk — Companies in this industry may experience: competitive pressures, such as aggressive pricing, technological developments, cyclical market patterns, changing domestic demand, the ability to attract and retain skilled employees, and dependence on intellectual property rights and potential loss or impairment of those rights.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advi sors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary

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market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Short Real Estate (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P Real Estate Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of real estate companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes real estate companies in the following industries according to the Global Industry Classification Standard (GICS): diversified real estate investment trusts (“REITs”); industrial REITs; hotel & resort REITs; office REITs; heath care REITs; residential REITs; retail REITs; specialized REITs; and real estate management & development. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the

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Index can be found using the Bloomberg ticker symbol “IXRE.”
Under normal circumstances, the Fund will obtain inverse exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.

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The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -20% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its
Daily Target. In addition, the Fund may not have inverse exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Real Estate Industry Risk — Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; periodic overbuilding and market saturation; changes in general and local economic conditions; changes in demographic trends, such as population shifts or changing tastes and values; concentration in a particular geographic region or property type; catastrophic events such as earthquakes, hurricanes and terrorist acts; casualty or condemnation losses; decreases in market rates for rents; increased competition; increases in property taxes, interest rates, capital expenditures, or operating expenses; changes in the availability, cost and terms of mortgage funds; defaults by borrowers or tenants; and

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other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate industry. Although interest rates have significantly increased since 2022, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets: tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs and other expenses have increased; and rents have declined for many properties. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Similarly, trends in favor of online shopping may negatively affect the real estate market for commercial properties.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse -1x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in govern ment regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [real estate industry group].
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Real Estate Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Short Russell2000 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Russell 2000® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of the small-cap segment of the U.S. markets. The Index selects the 2000 smallest companies in the Russell 3000 Index based on market capitalization. The Russell 3000 Index is designed to measure the performance of the largest 3,000 U.S. companies. As of May 31, 2026, the market capitalization of each company within the Index was below [$26 billion]. The selected companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated each June. The Index is constructed and maintained by FTSE Russell. More information about the Index can be found using the Bloomberg ticker symbol “RTY.”
Under normal circumstances, the Fund will obtain inverse exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.

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The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the
Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the

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level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -20% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the
Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.

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●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse -1x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials, health care and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented.

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Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated informa tion on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Russell 2000® Index[1]	[ ]%	[ ]%	[ ]%
Russell 3000® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Short S&P500® (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P 500® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. These companies are weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPX.”
Under normal circumstances, the Fund will obtain inverse exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as

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stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the
Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -20% return on a

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yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the

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Fund, and may magnify any differences between the performance of the Fund and the Index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse -1x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [information technology industry group].
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee

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waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-
deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Short SmallCap600 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P SmallCap 600® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of small-cap companies listed and domiciled in the U.S. The Index selects 600 companies based on market capitalization. As of May 31, 2026, the market capitalization of companies in the Index was between [$208.5 million and $8.4 billion]. The selected companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SML.”
Under normal circumstances, the Fund will obtain inverse exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.

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The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Con versely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund

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may mistakenly be expected to achieve a -20% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Small-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices. Additionally, small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to

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day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse -1x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Small-Cap 600 Index[1]	[ ]%	[ ]%	[ ]%
S&P Composite 1500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra 7-10 Year Treasury (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government. The Index includes fixed rate securities with a minimum term to maturity greater than seven years and less than or equal to ten years. The Index excludes inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The bonds included in the Index are weighted based on market capitalization. The Index’s positions are reset each month. The Index is constructed and maintained by ICE Data Indices, LLC. More information about the Index can be found using the Bloomberg ticker symbol “IDCOT7.”

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Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●U.S. Government Debt Securities — The Fund invests in U.S. government securities, which are issued by the U.S. government or one of its agencies or instrumentalities, including U.S. Treasury securities. Some, but not all, U.S. government securities are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer

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you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission

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merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Prepayment Risk — Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the proceeds may be reinvested at lower interest rates.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.
●U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Gov ernment may cause the value of U.S. Treasury obligations to decline.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

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Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
ICE U.S. Treasury 7-10 Year Bond Index1,[2]	[ ]%	[ ]%	[ ]%
Bloomberg U.S. Aggregate Bond Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index.
2
Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and James Linneman, Portfolio
Manager, have jointly and primarily managed the Fund since April 2019 and March 2022, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

   Ultra 20+ Year Treasury :: 95
PROSHARES.COM

Investment Objective
ProShares Ultra 20+ Year Treasury (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government. The Index includes fixed rate securities with a minimum term to maturity greater than 20 years. The Index excludes inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The bonds included in the Index are weighted based on market capitalization. The Index’s positions are reset each month. The Index is constructed and maintained by ICE Data Indices, LLC. More

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information about the Index can be found using the Bloomberg ticker symbol “IDCOT20.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●U.S. Government Debt Securities — The Fund invests in U.S. government securities, which are issued by the U.S. government or one of its agencies or instrumentalities, including U.S. Treasury securities. Some, but not all, U.S. government securities are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of invest ment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer

   Ultra 20+ Year Treasury :: 97
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you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission

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merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Prepayment Risk — Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the proceeds may be reinvested at lower interest rates.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.
●U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Gov ernment may cause the value of U.S. Treasury obligations to decline.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

   Ultra 20+ Year Treasury :: 99
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Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

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Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
ICE U.S. Treasury 20+ Year Bond Index1,[2]	[ ]%	[ ]%	[ ]%
Bloomberg U.S. Aggregate Bond Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index.
2
Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and James Linneman, Portfolio
Manager, have jointly and primarily managed the Fund since April 2019 and March 2022, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

   Ultra Communication Services :: 101
PROSHARES.COM

Investment Objective
ProShares Ultra Communication Services (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Communication Services Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of communication services companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes communication services companies in the following industries according to the Global Industry Classification Standard (GICS): diversified telecommunications services; wireless telecommunications services; media; entertainment; and interactive media & services. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXCPR.”

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Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e.,

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close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Communication Services Industry Risk — The risk of investments in the industry include: the potential obsolescence of products and services due to increasing competition from the innovation of competitors; increased research and development costs and capital requirements to formulate new products and services that utilize new technology; pricing new and existing products to match or beat industry competitors, shifting demographics and changes to consumer taste, which can negatively impact profitability; and regulation by the Federal Communications Commission and various state regulatory authorities. Companies in the communication services industry may be more susceptible to cybersecurity issues than companies in other industries, including hacking, theft of proprietary or consumer information, and disruptions in service.

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●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [media & entertainment industry group].
○Media and Entertainment Industry Risk — Companies in this sector may experience: high costs of research and development of new content and services; changing consumer tastes, and changing consumer discretionary income patterns.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Communication Services Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P Total Market Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Consumer Discretionary (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Consumer Discretionary Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of consumer discretionary companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes consumer discretionary companies in the following industries according to the Global Industry Classification Standard (GICS): automobile components; automobiles; household durables; leisure products; textiles, apparel & luxury goods; hotels, restaurants, & leisure; diversified consumer services; distributors; broadline retail; and specialty retail. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The

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Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXY.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not con tained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are

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larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Consumer Discretionary Industry Risk — The risks of investments in the industry include: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, supply chains, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated

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with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [automobiles & components, consumer services and retailing industry groups].
○Automobiles & Components Industry Risk — Companies in this industry may experience: cyclicality of revenues and earnings; labor relations and fluctuating component prices; significant capital expenditures in automotive technologies; and adverse effects from governmental policies, such as taxes, tariffs, duties, subsidies, and import and export restrictions.
○Consumer Services Industry Risk — Companies in this industry may experience: prices and profitability affected by the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending.
○Retailing Industry Risk — Companies in this sector may experience: changes in domestic and international economies, consumer confidence, disposable household income and spending, consumer preferences, and competition.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after

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taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Consumer Discretionary Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-
deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Consumer Staples (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Consumer Staples Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of consumer staples companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes consumer staples companies in the following industries according to the Global Industry Classification Standard (GICS): consumer staples distribution & retail; beverages; food products; tobacco; household products; and personal care products. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXR.”

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Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e.,

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close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Consumer Staples Industry Risk — The risks of investments in the industry include: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated

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with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [food, beverage & tobacco, food & staples retailing, and household & personal products industry groups].
○Food, Beverage and Tobacco Industry Risk — Companies in this industry may experience: changes in demand for products, demographic and product trends and general economic conditions; effects of competitive pricing, environmental factors, marketing campaigns and consumer boycotts; and adverse effects from governmental regulation and oversight.
○Food and Staples Retailing Industry Risk — The food and staples industry is highly competitive and companies in this industry can be significantly affected by demographic and product trends, competitive pricing, fads, marketing campaigns, environmental factors, government regulation, new laws or litigation that may affect consumer preferences, nutritional and health concerns, federal, state and local food inspection and processing controls, consumer product liability claims, possible product tampering and the availability/expense of liability insurance. These and other factors may affect supply and demand.
○Household and Personal Products Industry Risk — Companies in this industry may experience: increased emphasis on the delivery of health care through outpatient services, limited product lines, increase costs for research and development, and new market developments and regulatory changes in the health care industry.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented.

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Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Consumer Staples Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Copper K-1 Free ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the price of copper.
Currently, the Fund determines its success in meeting this objective by comparing its return on a given day with two times 2x the daily performance of shares of United States Copper Index Fund (NYSE Arca: CPER) issued by the United States Commodity Index Funds Trust.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the CPER when the CPER rises on a given day. Conversely, it should lose approximately two times as much as the CPER when the CPER falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theCPER (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller CPER gains or losses and higher CPER volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger CPER gains or losses and lower CPER volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times 2x the price of copper. The Fund does not invest directly in copper.
United States Copper Index Fund (CPER) seeks investment results, before expenses, that correspond to the performance of an index designed to measure the performance of a portfolio of copper futures contracts. CPER is registered under the

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Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed on NYSE Arca. The United States Commodity Index Funds Trust is subject to the informational requirements of the Exchange Act and files reports and other information with the Securities and Exchange Commission. Information provided to or filed with the Securities and Exchange Commission by the United States Commodity Index Funds Trust pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34833 through the Securities and Exchange Commission’s website at www.sec.gov. This information may include reports, proxy and information statements and other information regarding CPER and United States Commodity Index Funds Trust. In addition, information regarding the United States Commodity Index Funds Trust may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund has derived all disclosures contained in this document regarding the United States Commodity Index Funds Trust from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding the United States Commodity Index Funds Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of CPER have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning the United States Commodity Index Funds Trust could affect the value of the Fund’s investments with respect to CPER and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements on CPER]) in order to gain leveraged exposure to the CPER. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or real ized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in CPER.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to CPER is consistent with the Daily Target. CPER’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if CPER has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if CPER has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●CPER Investing Risk – The Fund’s performance depends on the performance of CPER. Investments in CPER and consequently investments in the Fund involve a high degree of risk. The price of CPER can be affected by a number of factors. Unlike many exchange-traded funds, CPER does not generally invest in operating companies. Instead, CPER seeks to provide exposure to copper through investments in

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copper futures contracts. CPER is subject to the risks associated with investments in copper, copper futures, and the broader commodities markets. Copper prices may be highly volatile and can fluctuate significantly in response to changes in global supply and demand dynamics, industrial and infrastructure activity, geopolitical events, trade policies, inflation expectations, currency movements and macroeconomic conditions.
Because CPER holds copper futures rather than physical copper, an investment in CPER will be subject to the risks associated with copper futures. The spot price of copper is historically highly correlated to the performance of copper futures; however there can be no guarantee that this will continue or that the performance of CPER will highly correlate to the price of copper. Transaction costs (including the costs associated with futures investing), transportation costs, storage costs, and insurance, inventory levels and changing views of the future expected spot price, among other factors, may cause copper future prices to deviate from the spot price of copper.
CPER may also be affected by liquidity constraints, position limits, margin requirements, and volatility in the copper futures market. In addition, CPER’s returns may be impacted by the performance of collateral investments and by counterparty risk associated with derivatives transactions
In order to maintain its exposure to futures contracts, CPER must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, CPER will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, CPER will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price. Both contango and backwardation would reduce CPER’s correlation to spot copper and may limit or prevent the Fund from achieving its investment objective.
Because the Fund obtains exposure to CPER through derivatives, it does not have the same rights as a direct shareholder in CPER. CPER units may trade at a premium or discount to their net asset value, and there is no assurance that an active trading market will be maintained. Any of these factors may materially and adversely impact the price of CPER, increase the volatility of an investment in CPER and have a negative impact on the performance of the Fund.
●Risks Specific to the Copper Markets — Several factors may affect the price of copper and, in turn, the value of the Fund. These factors include, but are not limited to, significant increases or decreases in the available supply or demand of copper, changes in mining output or production costs, technological developments in extraction or refining processes, shifts in the attitude of speculators and investors towards copper investor sentiment, large purchases or sales of copper by large institutions, geopolitical events or regulatory changes affecting copper-producing countries, and currency fluctuations, particularly in the U.S. dollar. Copper futures markets have historically exhibited contango during many periods, which may adversely affect the Fund’s performance. It is possible that under extraordinary market conditions, copper futures contracts could experience contango or other pricing anomalies. Investors in the Fund could be subject to substantial losses.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the CPER falls than a similar fund that does not use leverage because leverage will magnify the performance of the CPER. The use of such leverage increases the risk of a total loss of your investment. If the CPER approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in the CPER than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of CPER rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the CPER moves up and down from day-to-day) of the CPER on your holding period return. The volatility of the CPER has a negative impact on Fund returns. During periods of higher volatility, the volatility of the CPER may affect the Fund’s returns as much as or more than the return of the CPER.
The following table illustrates the impact of the volatility and return of the CPER on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the CPER. Your return will

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tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the CPER. You may lose money when the return of the CPER is flat (i.e., close to zero) and you may lose money when the CPER falls.
The table uses hypothetical annualized volatility and returns of the CPER to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the CPER for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the CPER. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the CPER were -20%. However, as the table shows, with a one-year return of the CPER of -20% and an annualized volatility of the CPER of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
CPER Performance		One Year Volatility Rate
One Year CPER	Two times (2x) the One Year CPER	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
The annualized historical volatility rate for the CPER for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the CPER during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the CPER for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the CPER do not predict future volatility and performance of the CPER.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the CPER on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of CPER. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to CPER is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to CPER that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to CPER consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. There is a heightened risk that the Fund will be unable to obtain exposure to CPER consistent with its investment objective immediately following the CPER IPO and for a period of time thereafter. Any disruption in the Fund’s ability to obtain leveraged exposure to CPER will cause the Fund’s performance to deviate from its investment objective.
○Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if CPER has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like CPER. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. When the Fund invests in swaps that use CPER as the reference asset, the Fund will be subject to the risks of that CPER including the risk that the CPER may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of

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the CPER may not correlate to the performance of copper. For example, the performance of the CPER may vary from the performance of copper due to the fees and expenses of CPER among other factors.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Concentration Risk — The Fund has a significant exposure to copper. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across different commodities or asset classes.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer and in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to CPER until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of CPER.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of CPER. Further, disruptions in the Fund’s creation and redemption process, including during periods of significant volatility in the price of CPER, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on CPER shares. A halt in trading of CPER is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since inception.

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Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Dow30SM (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones Industrial AverageSM (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of some of the largest U.S. companies. The Index includes 30 of the largest companies except those in the Global Industry Classification Standard (GICS) transportation industry group and utilities sectors. Companies may be included in the Index if the Index provider believes that the company has an excellent reputation, demonstrates sustained growth and is of interest to a large number of investors. The 30 companies selected are then weighted based on their price. Companies may be added or removed from the Index at any time. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More

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information about the Index can be found using the Bloomberg ticker symbol “DJI.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be

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worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits

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imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and information technology industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in inter est rates; adverse effects on profitability by loan losses; and severe competition.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense

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limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Dow Jones Industrial Average[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Energy (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Energy Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of energy companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes energy companies in the following industries according to the Global Industry Classification Standard (GICS): energy equipment & services and oil, gas & consumable fuels. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and

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maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXE.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not con tained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are

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larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Energy Industry Risk — The risks of investments in the industry include: adverse effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events, international conflicts or threat of conflicts and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; the fact that the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; and risk for

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environmental damage claims. The energy industry has recently experienced significant volatility due to dramatic changes in the prices of energy commodities, and it is possible that such volatility will continue in the future.
On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets for securities and commodities, including oil. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. How long such conflict and related events will last and whether it will escalate further cannot be predicted. Impacts from the conflict and related events could have a significant impact on the Fund’s performance, and the value of an investment in the Fund may decline significantly. Additionally, the possibility of a continued and prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the crude oil markets. This may increase or decrease volatility of the Funds’ shares.
The U.S. and Israel military action against Iran that began in February 2026 and Iran’s responses thereto, including attacks on marine vessels in the Strait of Hormuz, and the U.S. military operation in Venezuela could result in more widespread conflict and could have a severe adverse affect on the regions and/or the world and the markets for securities and commodities, including oil and natural gas. How long these conflicts and related events will last and whether it will escalate further cannot be predicted. Impacts from this conflict and related events could have significant impact on a Fund’s performance, and the value of an investment in a Fund may decline significantly.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instru ments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [energy industry group].
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Energy Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Financials (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Financial Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Recoupment[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
The “Recoupment” line shows gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment shown did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of financial companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes financial companies in the following industries according to the Global Industry Classification Standard (GICS): banks; financial services; consumer finance; capital markets; mortgage real estate investment trusts (“REITS”);

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and insurance. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXM.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged expo sure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the

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Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the
Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Financials Industry Risk — The risks of investments in the industry include: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital and liquid assets they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; increased

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inter-sector consolidation and competition in the financials industry; and volatility in the financial markets and changes in domestic and foreign monetary policy; credit rating downgrades; adverse public perception; exposure concentration and decreased liquidity in credit markets; counterparty risk arising from issuers that serve as counterparties in derivatives or similar contractual arrangements. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials industry as a whole cannot be predicted.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [banks, diversified financials and insurance industry groups].
○Banks Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization; adverse effects on profitability due to increases in interest rates or loan losses; severe price competition; economic conditions; credit rating downgrades; and increased inter-sector consolidation and competition. There can be no certainty that the actions taken by the U.S. government to strengthen public confi dence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. Additional bank or financial institution failures may occur in the near term that may limit access to short term liquidity or have adverse impacts to the economy.
○Diversified Financials Industry Risk — Companies in this industry may be affected by: changes in credit ratings, interest rates, loan losses, the performance of credit and financial markets and the availability and cost of capital funds; and adverse effects from governmental regulation and oversight.
○Insurance Industry Risk — Companies in this industry may be impacted by changes in interest rates, catastrophic events, extensive government regulation price competition; economic conditions; and credit rating downgrades.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio,

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may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Financial Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra FTSE China 50 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the FTSE China 50 Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of the 50 largest and most liquid companies that are listed on the Hong Kong Stock Exchange. The top 50 companies based on market capitalization are included in the Index. Only companies offering H Shares, Red Chips, or P Chips may be included in the Index. Selected companies are weighted based on market capitalization, subject to certain limits intended to avoid Index over-concentration in a single security. The Index’s composition and assigned weights are reevaluated quarterly in March, June, September, and December. The Index is constructed and maintained by FTSE International Limited. More

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information about the Index can be found using the Bloomberg ticker symbol “XINO1.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.

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The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The high est May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target. Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter

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into another swap agreement or invest in other derivatives to achieve its investment objective.
●Chinese Investments Risk — Investments in securities of issuers in China (including variable interest entities (“VIEs”) associated with an underlying Chinese operating company) include risks such as, but are not limited to, less developed or less efficient trading markets; heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from government control of markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; uncertainty surrounding trading suspensions; a lack of publicly available information (as compared to many other countries); and natural disasters particularly likely to occur in China. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, and its economy is experiencing a relative slowdown. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations, and higher rates of inflation. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. Reductions in spending on Chinese products and services, institution of tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the values of Chinese companies. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Investments in issuers in China may include investments through legal structures known as VIEs. In China, ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as a Fund) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs. In these arrangements, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the New York Stock Exchange. Foreign investors hold stock in the shell company (i.e., the U.S.-listed company) rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, the Fund’s performance) and undermine the enforceability of the VIE structure.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.

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●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [banks, communication services and consumer discretionary industry groups].
○Banks Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization; adverse effects on profitability due to increases in interest rates or loan losses; severe price competition; economic conditions; credit rating downgrades; and increased inter-sector consolidation and competition.
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in China.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
FTSE China 50 Index[1]	[ ]%	[ ]%	[ ]%
S&P Global 1200 Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that are adjusted to reflect the reduction of any withholding taxes and the reinvestment of dividends paid by companies in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-
tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra FTSE Europe (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the FTSE Developed Europe All Cap Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of large, mid, and small-cap companies in developed European markets. As of May 31, 2026, the Index included companies from the following countries: [Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom]. Companies that meet minimum liquidity and governance requirements are selected for inclusion in the Index. These companies are then weighted based on market capitalization. The Index’s composition and assigned weights are reevaluated semi-annually in March and September. The Index is constructed and maintained by FTSE International Limited. More information about the Index can be found using the Bloomberg ticker symbol “ACDER.”

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Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer

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you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target. Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●European Investments Risk — Many countries are members of the European Union (the “EU”) and all European countries

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may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European countries (including the United Kingdom) have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, institution of tariffs or other trade barriers, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading partners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in European countries or denominated in euro, their trading partners, or other European countries, these events may negatively impact the performance of the Fund.
On February 24, 2022, Russia commenced a military attack on Ukraine. The military incursion has led to, and may lead to additional sanctions being levied by the United States, European Union, United Kingdom and other countries against Russia. Russia’s military incursion and the resulting sanctions and other rapidly evolving measures in response could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments. The severity, extent and duration of the military conflict, sanctions and resulting market disruptions are impossible to predict, but could have a material adverse effect on the European region and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on the Fund’s performance and the value of an investment in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embar goes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.

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○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in [France and the United Kingdom].
○French Investments Risk — Investments in securities of issuers in France include risks such as legal, regulatory, political, currency, security, and economic risks specific to France and concerns regarding the economic outlook for certain European Union (the “EU”) countries, including France.
○United Kingdom Investments Risk — The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners. As a result, the British economy may be impacted by the institution of tariffs or other trade barriers as well as changes to the economic condition of the United States and other European countries.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

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Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
FTSE Developed Europe All Cap Index1,[2]	[ ]%	[ ]%	[ ]%
S&P Global 1200 Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that are adjusted to reflect the reduction of any withholding taxes and the reinvestment of dividends paid by companies in the Index.
2
Index performance through August 31, 2016 reflects the performance of the FTSE Developed Europe Index. Index performance beginning September 1, 2016 reflects the performance of the FTSE Developed Europe All Cap Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio
Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Gold K-1 Free ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the price of gold.
Currently, the Fund determines its success in meeting this objective by comparing its return on a given day with two times 2x the daily performance of SPDR Gold Shares (NYSE Arca: GLD) issued by the SPDR Gold Trust.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the GLD when the GLD rises on a given day. Conversely, it should lose approximately two times as much as the GLD when the GLD falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theGLD (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller GLD gains or losses and higher GLD volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger GLD gains or losses and lower GLD volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund
Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times 2x the price of gold. The Fund does not invest directly in gold.
SPDR Gold Trust is a grantor trust that holds physical gold and seeks investment results, before expenses, that correspond to the performance of the price of gold. GLD is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed on NYSE Arca. SPDR Gold Trust is subject to the informational requirements of the Exchange Act and files reports and other information with the Securities and Exchange Commission. Information provided to or filed with the Securities and Exchange Commission by SPDR Gold Trust pursuant to the Exchange Act can be located

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by reference to the Securities and Exchange Commission file number 001-32356 through the Securities and Exchange Commission’s website at www.sec.gov. This information may include reports, proxy and information statements and other information regarding GLD and SPDR Gold Trust. In addition, information regarding SPDR Gold Trust may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund has derived all disclosures contained in this document regarding SPDR Gold Trust from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding SPDR Gold Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of GLD have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning SPRD Gold Trust could affect the value of the Fund’s investments with respect to GLD and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements on GLD]) in order to gain leveraged exposure to the GLD. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in GLD.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to GLD is consistent with the Daily Target. GLD’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if GLD has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if GLD has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●GLD Investing Risk – The Fund’s performance depends on the performance of GLD. Investments in GLD and consequently investments in the Fund involve a high degree of risk. The price of GLD can be affected by a number of factors. Unlike many exchange-traded funds, GLD does not generally invest in operating companies. Instead, GLD seeks to provide exposure to the price of physical gold held in custody. GLD is subject to certain risks, any of which may adversely affect GLD’s net asset value per share, trading price, total return, and ability to meet its investment objective. For example, GLD is subject to the risks associated with investing in gold and the broader precious metals markets. Gold prices may be highly volatile and may fluctuate significantly due to changes in global supply and demand, central

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bank activity, geopolitical developments, inflation expectations, interest rate movements, currency fluctuations, and broader macroeconomic conditions.
Because GLD’s shares are backed by physical gold rather than income-generating assets, investors rely solely on changes in the price of gold for returns, and the fund does not generate yield. Because the Fund obtains exposure to GLD through derivatives, it does not have the same rights as a direct shareholder in GLD. In addition, GLD may trade at a premium or discount to its net asset value, and there is no guarantee that an active trading market for its shares will be maintained. GLD is also subject to operational risks associated with the custody, storage, transportation, and insurance of its physical gold holdings, as well as potential regulatory or tax changes affecting commodity investment vehicles. Any of these factors may materially and adversely impact the price of GLD, increase the volatility of an investment in GLD and have a negative impact on the performance of the Fund.
●Risks Specific to the Gold Markets — Several factors may affect the price of gold and, in turn, the gold instruments and other assets, if any, owned by the Fund. These factors include, but are not limited to, significant increases or decreases in the available supply or demand of gold, changes in mining output or production costs, technological developments in extraction or refining processes, shifts in the attitude of speculators and investors towards gold, large purchases or sales of gold by central banks or other large institutions, geopolitical events or regulatory changes affecting gold-producing countries, and fluctuations in currency exchange rates, particularly the U.S. dollar. It is possible that under extraordinary market conditions, gold could experience significant market disruptions or other pricing anomalies. The Fund could be subject to substantial losses.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the GLD falls than a similar fund that does not use leverage because leverage will magnify the performance of the GLD. The use of such leverage increases the risk of a total loss of your investment. If the GLD approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in the GLD than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of GLD rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the GLD moves up and down from day-to-day) of the GLD on your holding period return. The volatility of the GLD has a negative impact on Fund returns. During periods of higher volatility, the volatility of the GLD may affect the Fund’s returns as much as or more than the return of the GLD.
The following table illustrates the impact of the volatility and return of the GLD on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the GLD. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the GLD. You may lose money when the return of the GLD is flat (i.e., close to zero) and you may lose money when the GLD falls.
The table uses hypothetical annualized volatility and returns of the GLD to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the GLD for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the GLD. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the GLD were -20%. However, as the table shows, with a one-year return of the GLD of -20% and an annualized volatility of the GLD of 50%, the Fund could be expected to return -50.2%.

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Estimated Fund Returns
GLD Performance		One Year Volatility Rate
One Year GLD	Two times (2x) the One Year GLD	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
The annualized historical volatility rate for the GLD for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the GLD during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the GLD for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the GLD do not predict future volatility and performance of the GLD.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the GLD on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of GLD. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to GLD is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to GLD that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the
Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to GLD consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. There is a heightened risk that the Fund will be unable to obtain exposure to GLD consistent with its investment objective immediately following the GLD IPO and for a period of time thereafter. Any disruption in the Fund’s ability to obtain leveraged exposure to GLD will cause the Fund’s performance to deviate from its investment objective.
○Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if GLD has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like GLD. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. When the Fund invests in swaps that use GLD as the reference asset, the Fund will be subject to the risks of that GLD including the risk that the GLD may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the GLD may not correlate to the performance of gold. For example, the performance of the GLD may vary from the performance of gold due to the fees and expenses of GLD among other factors.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject

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to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Concentration Risk — The Fund has a significant exposure to gold. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across different commodities or asset classes.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer and in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to GLD until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of GLD.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of GLD. Further, disruptions in the Fund’s creation and redemption process, including during periods of significant volatility in the price of GLD, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on GLD shares. A halt in trading of GLD is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the

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secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Health Care (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Health Care Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of health care companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes health care companies in the following industries according to the Global Industry Classification Standard (GICS): health care equipment & supplies, health care providers & services; health care technology; biotechnology; pharmaceuticals; and life sciences tools & services. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXV.”

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Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e.,

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close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Health Care Industry Risk — The risks of investments in the industry include: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty health care providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources or personnel.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to

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day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [health care equipment & services and pharmaceuticals, biotechnology & life sciences industry groups].
○Health Care Equipment and Services Industry Risk — Companies in this industry may experience: increased emphasis on the delivery of health care through outpatient services, limited product lines, increase costs for research and development, and new market developments and regulatory changes in the health care industry.
○Pharmaceuticals, Biotechnology, and Life Sciences Industry Risk — Companies in this industry may experience: heavy dependence on patents and intellectual property rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Health Care Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra High Yield (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Markit iBoxx® $ Liquid High Yield Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of U.S. dollar denominated high yield corporate debt. The Index includes corporate fixed-rate bonds that are issued by companies domiciled in developed countries and rated BB+ or lower by Fitch Ratings Inc. or Standard and Poor’s Financial Services, LLC and Ba1 or lower by Moody’s Investors Service, Inc. Bonds included in the Index are weighted based market capitalization, subject to a limit of 3% on any one issuer. The Index’s positions are reset each month. The Index is constructed and maintained by IHS Markit Benchmark Administration Limited. More information about the Index can be found using the Bloomberg ticker symbol “IBOXHY.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.

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The Fund will invest principally in the financial instruments listed below.
●Exchange-Traded Funds — Registered investment companies that are traded on stock exchanges and hold assets such as stocks or bonds.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the
Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does

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not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the
Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target. Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may

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vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Credit Risk — Due to its exposure to debt instruments, the Fund will be subject to credit risk which is the risk that an issuer of debt instruments is unwilling or unable to make timely payments to meet its contractual obligations. When credit risk increases, the price of the debt instruments that comprise the Index will typically decrease. Conversely, when credit risk of the debt instruments decreases, the level of the Index will typically increase. By using sampling techniques, the Fund may be overexposed to certain debt instruments that would adversely affect the Fund upon the markets’ perceived view of increased credit risk or upon a downgrade or default of such instruments. During an economic downturn, rates of default tend to increase.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.
●Prepayment Risk — Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the proceeds may be reinvested at lower interest rates.
●Risk of Investing in Exchange-Traded Funds (ETFs) – Investing in other investment companies, such as ETFs, subjects the Fund to those risks affecting the underlying ETFs, such as risks that the investment management strategy of the ETF may not produce its intended results (management risk) and the risk that the ETF could lose money over short periods due to short-term market movements and over longer periods during market downturns (market risk). In addition, investing in ETFs involves the risk that an ETF’s per formance may not track the performance of the index or markets that the ETF is designed to track, which may result in losses to such ETF and, ultimately, the Fund. In addition, ETFs may trade at a price below their net asset value. Moreover, the Fund will incur its share of the expenses of the underlying ETF’s expenses.
●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [consumer services and industrials industry groups].
○Consumer Services Industry Risk — Companies in this industry may experience: prices and profitability affected by the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may

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increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, perfor mance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Markit iBoxx $ Liquid High Yield Index[1]	[ ]%	[ ]%	[ ]%
Bloomberg U.S. Aggregate Bond Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

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Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since April 1, 2021.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Industrials (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Industrial Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of industrial companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes industrial companies in the following industries according to the Global Industry Classification Standard (GICS): aerospace & defense; building products; construction & engineering; electrical equipment; industrials conglomerates; machinery; trading companies & distributors; commercial services & supplies; professional services; air freight & logistics; passenger airlines; marine transportation; ground transportation; and transportation infrastructure. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and

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maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXI.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not con tained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are

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larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Industrials Industry Risk — The risks of investments in the industry include: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; adverse effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.

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●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [capital goods and transportation industry groups].
○Capital Goods Industry Risk — Companies in this industry may experience: fluctuations in business cycle, heavy dependence on corporate spending and by other factors affecting manufacturing demands, and may be affected by changing economic conditions
○Transportation Industry Risk — Companies in this industry may experience: cyclical revenues and earnings; adverse effects from governmental policies, such as taxes, tariffs, duties, subsidies, and import and export restrictions; fuel prices; grid-lock slow-downs; labor relations; extreme supply-demand fluctuations exacerbating supply route capacity; and inflation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Industrial Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

   Ultra Materials :: 171
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Investment Objective
ProShares Ultra Materials (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Materials Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of materials companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes materials companies in the following industries according to the Global Industry Classification Standard (GICS): chemicals; construction materials; containers & packaging; metals & mining; and paper & forest products. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXB.”

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Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e.,

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close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Materials Industry Risk — The risks of investments in the industry include: adverse effects from commodity price volatility, exchange rate fluctuations, social and political unrest, war, import or export controls, increased competition; the possibility that production of industrial materials may exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to

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day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [materials industry group].
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

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Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Materials Select Sector[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra MidCap400 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P MidCap 400® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of mid-cap companies listed and domiciled in the U.S. The Index selects 400 companies based on market capitalization. As of May 31, 2026, the market capitalization of companies in the Index was between [$503 million and $33 billion]. The selected companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “MID.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.

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The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e.,

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close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net

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assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on mid-cap security prices. Additionally, mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P MidCap400 Index[1]	[ ]%	[ ]%	[ ]%
S&P Composite 1500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra MSCI Brazil Capped (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Brazil 25/50 Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of the large and mid-cap segments of the Brazilian market. The Index seeks to include 85% of the market capitalization in Brazil and selects companies based on their market capitalization and liquidity. These companies are then weighted based on market capitalization, except that no company is allowed to constitute more than 22.5% of the Index and companies that have a weight above 4.5% are not collectively allowed to constitute more than 45% of the Index. The Index’s composition and assigned weights are reevaluated annually in August with additional weight adjustments occurring in February, May, and November. The Index is constructed and maintained by MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “MXBR2550.”

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Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer

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you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target. Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.

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●Brazilian Investments Risk — The Brazilian economy is sensitive to fluctuations in commodity prices and commodity markets, and is heavily dependent on trading with key partners. Any changes in the volume of this trading, in taxes or the institution of tariffs or other trade barriers, or in political relationships between nations may adversely affect the Brazilian economy and, as a result, the Fund’s investments. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. The Brazilian government currently imposes significant taxes on the transfer of currency. While the Brazilian economy has experienced growth in recent years, there is no guarantee that this growth will continue.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are height ened. Investments in emerging markets are considered speculative.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials industry group].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in Brazil.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will

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be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
MSCI Brazil Index[1]	[ ]%	[ ]%	[ ]%
MSCI Emerging Markets Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that are adjusted to reflect the reduction of any withholding taxes and the reinvestment of dividends paid by companies in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information

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about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra MSCI EAFE (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI EAFE Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of large and mid-capitalization companies across 21 developed market countries around the world, excluding the U.S. and Canada. As of May 31, 2026, the Index included companies from the following countries: [Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom]. The Index seeks to include 85% of the market capitalization across those countries and selects companies based on their market capitalization and liquidity. These companies are then weighted based on market capitalization. The Index’s composition and assigned weights are reevaluated semi-annually in May and November with a more limited reevaluation occurring in February and August. The Index is constructed and

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maintained by MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “MXEA.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.

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The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The high est May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target. Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter

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into another swap agreement or invest in other derivatives to achieve its investment objective.
●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the
Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in [Japan].
○Japanese Investments Risk — Investments in Japan are subject to risks including, but not limited to political, economic, or social instability in Japan; risks associated with Japan’s large government deficit; the prevalence and likelihood of natural disasters in Japan; and heavy dependence on international trade and reliant on imports for its commodity needs. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.

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●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
MSCI EAFE Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that are adjusted to reflect the reduction of any withholding taxes and the reinvestment of dividends paid by companies in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are

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not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra MSCI Emerging Markets (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Emerging Markets Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of large and mid-capitalization companies across 24 emerging market countries. As of May 31, 2026, the Index included companies from the following countries: [Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates]. The Index seeks to include 85% of the market capitalization across those countries and selects companies based on their market capitalization and liquidity. These companies are then weighted based on market capitalization. The Index’s composition and assigned weights are reevaluated semi-annually in May and November with a more limited reevaluation occurring in February and August. The Index is constructed and maintained by

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MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “MXEF.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.

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The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The high est May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target. Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter

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into another swap agreement or invest in other derivatives to achieve its investment objective.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
To the extent the Fund invests in issuers in China, those investments may be made through legal structures known as variable interest entities (“VIEs”). VIEs allow U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, the Fund’s performance) and undermine the enforceability of the VIE structure.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and information technology industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in [China, India and Taiwan].
○Chinese Investments Risk — Investments in securities of issuers in China include risks such as, less developed or less efficient trading markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; institution of tariffs or other trade barriers; uncertainty surrounding trading suspensions; and a lack of publicly available information China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets.
○Indian Investments Risk — Investments in securities of issuers in India include risks such as, greater government control over the economy, including the risk that the Indian government may decide not to continue to support economic reform programs, political and legal

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uncertainty, competition from low-cost issuers of other emerging economies, institution of tariffs or other trade barriers, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. India has been prone to natural disasters, such as earthquakes and tsunamis which could have a significant negative impact on its economy.
○Taiwanese Investments Risk — Investments in securities of issuers in Taiwan are subject to risks, including, but not limited to, legal, regulatory, political, currency and economic risks that are specific to Taiwan. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries, which may materially affect the Taiwanese companies. Investments in securities of Taiwanese companies are subject to Taiwan’s heavy dependence on exports. Reductions in spending on Taiwanese products and services, labor shortages, institution of tariffs or other trade barriers, or a downturn in any of the economies of Taiwan’s key trading partners, including the United States, may have an adverse impact on the Taiwanese economy and the values of Taiwanese companies.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
MSCI Emerging Markets Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that are adjusted to reflect the reduction of any withholding taxes and the reinvestment of dividends paid by companies in the Index.

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Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra MSCI Japan (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Japan Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Acquired Fund Fees and Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (such as exchange-traded funds). They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). “Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements in the Form N-CSR. Therefore, the amounts listed in
“Total Annual Fund Operating Expenses” will differ from those presented in the Fund’s Financial Highlights in the Fund’s Prospectus.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses (excluding Acquired Fund Fees and Expenses) to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of the large and mid-cap segments of the Japanese market. The Index seeks to include 85% of the market capitalization in Japan and selects companies based on their market capitalization and liquidity. These companies are then weighted based on market capitalization. The Index’s composition and

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assigned weights are reevaluated semi-annually in May and November with a more limited reevaluation occurring in February and August. The Index is constructed and maintained by MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “MXJP.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Exchange-Traded Funds — Registered investment companies that are traded on stock exchanges and hold assets such as stocks or bonds.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), sometimes called American Depository Shares, which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period

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return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target. Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund

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and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Japanese Investments Risk — Investments in Japan are subject to risks including, but not limited to (i) political, economic, or social instability in Japan; (ii) risks associated with Japan’s large government deficit; (iii) natural disasters particularly likely to occur in Japan; (iv) risks associated with an increasingly aging and declining population that is likely to strain Japan’s social welfare and pension systems; and (v) relatively high unemployment. Since the year 2000, Japan’s economic growth rate has remained relatively low. As an island nation, Japan has limited natural resources and land area, and the Japanese economy is heavily dependent on international trade and reliant on imports for its commodity needs. Fluctuations or shortages in the commodity markets may negatively impact the Japanese economy. Slowdowns in the U.S. and/or China and other Southeast Asian countries, including economic, political or social instability in such countries, could have a negative impact on Japan. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also inject uncertainty into Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Risk of Investing in Exchange-Traded Funds (ETFs) – Investing in other investment companies, such as ETFs, subjects the Fund to those risks affecting the underlying ETFs, such as risks that the investment management strategy of the ETF may not produce its intended results (management risk) and the risk that the ETF could lose money over short periods due to short-term market movements and over longer periods during market downturns (market risk). In addition, investing in ETFs involves the risk that an ETF’s performance may not track the performance of the index or markets that the ETF is designed to track, which may result in losses to such ETF and, ultimately, the Fund. In addition, ETFs may trade at a price below their net asset value. Moreover, the Fund will incur its share of the expenses of the underlying ETF’s expenses.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [consumer discretionary, financials and industrials industry groups].
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household

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income and consumer spending; severe competition; and changes in demographics and consumer tastes.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in Japan.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
MSCI Japan Index[1]	[ ]%	[ ]%	[ ]%
MSCI EAFE Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that are adjusted to reflect the reduction of any withholding taxes and the reinvestment of dividends paid by companies in the Index.

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Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Nasdaq Biotechnology (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Nasdaq Biotechnology® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of a set of Nasdaq-listed biotechnology and pharmaceutical companies. The Index includes companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. companies) that are included in the biotechnology or pharmaceuticals subsectors, according to the Industry Classification Benchmark. The biotechnology and pharmaceutical subsectors include companies engaged in research into and development of biological substances for the purposes of drug discovery and diagnostic development and manufacturers of prescription or over-the-counter drugs. Companies are selected based on market capitalization and liquidity. Selected companies are then weighted based on market capitalization. The Index’s composition and the

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assigned weights are reevaluated every December, with additional weight adjustments occurring in March, June, and September. The Index is constructed and maintained by Nasdaq Inc. More information about the Index can be found using the Bloomberg ticker symbol “NBI.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or

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losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Pharmaceuticals, Biotechnology, and Life Sciences Industry Risk — The risks of investments in the industry include: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial

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resources or personnel. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. The biotechnology sector may also be affected by risks that affect the broader health care industry, including expenses and losses from extensive litigation on product liability and similar claims. The pharmaceuticals sector may also be affected by risks that affect the broader health care industry, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; supply chain issues; labor shortages; product liability claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounts; and thin capitalization and limited product lines, markets and financial resources or personnel.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [pharmaceuticals, biotechnology & life sciences industry group].
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented.

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Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Nasdaq Biotechnology Index[1]	[ ]%	[ ]%	[ ]%
Nasdaq Composite Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-
deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Nasdaq Cloud Computing (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ISE CTA Cloud Computing Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to track the performance of companies involved in the cloud computing industry. The Index includes companies identified by the Consumer Technology Association (“CTA”) as a cloud computing company. CTA classifies companies as cloud computing if the company is engaged in one or more of the following activities: (1) Infrastructure-as-a-Service (“IaaS”): Companies that deliver cloud computing infrastructure (servers, storage, and networks) as an on-demand service; (2) Platform-as-a-Service (“PaaS”): Companies that deliver a platform for the creation of software in the form of virtualization, middleware, and/or operating systems,

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which are then delivered over the internet; and (3) Software-as-a-Service (“SaaS”): Companies that deliver software applications over the internet enabling other companies to conduct their operations using the application.
Selected companies are weighted based on which cloud computing services they offer. Companies that offer IaaS receive 3 points. Those that offer PaaS receive 2 points. Those that offer SaaS receive 1 point. A company can be awarded points for each type of service they offer. Each company’s cloud score is divided by the total sum of the scores awarded to determine the weight of each security with a maximum weight of 4.5%.
The composition of the Index and the assigned weights are reevaluated quarterly in March, June, September, and December. The Index is constructed and maintained by Nasdaq Inc. More information about the Index can be found using the Bloomberg ticker symbol “CPQ.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.

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●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other

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factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Cloud Computing Risk — Cloud Computing companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions, evolving regulation of the Internet and new privacy laws. Such companies are also susceptible to operational and information security risks including those associated with hardware or software failures, interruptions or delays in service by third party vendors, and security breaches. The business models employed by companies in the cloud computing industry may not prove to be successful. Finally, Cloud Computing companies may only derive a portion of their revenue or profits from cloud computing products and services.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [information technology, software & services and technology hardware & equipment industry groups].
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
○Software and Services Industry Risk — Companies in this industry may experience: competitive pressures, such as aggressive pricing, technological developments, cyclical market patterns, changing domestic demand, the ability to attract and retain skilled employees, and dependence on intellectual property rights and potential loss or impairment of those rights.
○Technology Hardware and Equipment Industry Risk — Companies in this industry may experience: effects from industry competition, evolving industry standards, product obsolescence, and changing government regulation. These companies may also be affected by risks that affect the broader information technology industry.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a

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single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the
Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	1/19/2021
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
ISE CTA Cloud Computing Index[1]	[ ]%	[ ]%	—
Nasdaq Composite Index[1]	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

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Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since January 2021.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Ultra Nasdaq Cybersecurity (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Nasdaq CTA Cybersecurity IndexSM (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to track the performance of companies engaged in the cybersecurity segment of the technology and industrial sectors. The Index includes companies identified by the Consumer Technology Association (“CTA”) as a cybersecurity company. The Index includes companies primarily involved in the building, implementation and management of security protocols to provide protection of the integrity of data and network operations, applied to private and public networks, computers and mobile devices. Companies are selected based on market capitalization and liquidity. Selected companies are then weighted based on market cap. The composition of the Index and the assigned weights are reevaluated semi-annually in March and September, with additional weight adjustments occurring in June and December. The Index is constructed and maintained by Nasdaq Inc.

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More information about the Index can be found using the Bloomberg ticker symbol “NQCYBR.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You

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may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Cybersecurity Investing Risk — Cybersecurity companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Finally, Cybersecurity companies may only derive a portion of their revenue or profits from cybersecurity products and services.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates,

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inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [information technology and software & services industry groups].
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
○Software and Services Industry Risk — Companies in this industry may experience: competitive pressures, such as aggressive pricing, technological developments, cyclical market patterns, changing domestic demand, the ability to attract and retain skilled employees, and dependence on intellectual property rights and potential loss or impairment of those rights.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

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Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Before Tax	[ ]	[ ]	[ ]	1/19/2021
After Taxes on Distribu- tions	[ ]	[ ]	[ ]	—
After Taxes on Distribu- tions and Sale of Shares	[ ]	[ ]	[ ]	—
Nasdaq CTA Cybersecurity Index[1]	[ ]%	[ ]%	[ ]%	—
Nasdaq Composite Index[1]	[ ]%	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since January 2021.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Ultra Natural Gas K-1 Free ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the price of natural gas.
Currently, the Fund determines its success in meeting this objective by comparing its return on a given day with two times 2x the daily performance of shares of United States Natural Gas Fund, LP (NYSE Arca: UNG).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the UNG when the UNG rises on a given day. Conversely, it should lose approximately two times as much as the UNG when the UNG falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theUNG (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller UNG gains or losses and higher UNG volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger UNG gains or losses and lower UNG volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times 2x the price of natural gas. The Fund does not invest directly in natural gas.
United States Natural Gas Fund, LP (UNG) seeks investment results, before expenses, that correspond to the performance of natural gas as measured by changes in the price of short-term natural gas futures contracts. UNG is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed on NYSE Arca. United States Natural Gas Fund, LP is subject to the informational requirements of the Exchange Act and files reports and other information

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with the Securities and Exchange Commission. Information provided to or filed with the Securities and Exchange Commission by United States Natural Gas Fund, LP pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-33096 through the Securities and Exchange Commission’s website at www.sec.gov. This information may include reports, proxy and information statements and other information regarding UNG. In addition, information regarding United States Natural Gas Fund, LP may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund has derived all disclosures contained in this document regarding United States Natural Gas Fund, LP from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding United States Natural Gas Fund, LP is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of UNG have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning United States Natural Gas Fund, LP could affect the value of the Fund’s investments with respect to UNG and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements on UNG]) in order to gain leveraged exposure to the UNG. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in UNG.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of deriva tives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to UNG is consistent with the Daily Target. UNG’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if UNG has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if UNG has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●UNG Investing Risk – The Fund’s performance depends on the performance of UNG. Investments in UNG and consequently investments in the Fund involve a high degree of risk. The price of UNG can be affected by a number of factors. Unlike many exchange-traded funds, UNG does not generally invest in operating companies. Instead, UNG seeks to provide exposure to natural gas through investments in natural gas futures contracts. UNG is subject to the risks associated with investments in natural gas, natural gas futures, and the broader energy markets. Natural gas prices may be highly volatile and may fluctuate significantly due to changes in supply and demand, weather conditions, seasonal consumption patterns, storage levels, production activity, geopolitical developments, regulatory changes, and broader macroeconomic factors.

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Because UNG holds natural gas futures rather than physical natural gas, an investment in UNG will be subject to the risks associated with natural gas futures. The spot price of natural gas is historically highly correlated to the performance of natural gas futures; however there can be no guarantee that this will continue or that the performance of UNG will highly correlate to the price of natural gas. Transaction costs (including the costs associated with futures investing), transportation costs, storage costs, and insurance, inventory levels and changing views of the future expected spot price, among other factors, may cause natural gas future prices to deviate from the spot price of natural gas.
UNG may also be affected by liquidity constraints, position limits, margin requirements, and volatility in the natural gas futures market. In addition, UNG’s returns may be impacted by the performance of collateral investments and by counterparty risk associated with derivatives transactions
In order to maintain its exposure to futures contracts, UNG must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, UNG will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, UNG will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price. Both contango and backwardation would reduce UNG’s correlation to spot natural gas and may limit or prevent the Fund from achieving its investment objective.
Because natural gas markets can experience extreme price swings over short periods, UNG may be more volatile than funds that invest in traditional equity or fixed income securities.
Because the Fund obtains exposure to UNG through derivatives, it does not have the same rights as a direct shareholder in UNG. UNG units may trade at a premium or discount to their net asset value, and there is no assurance that an active trading market will be maintained. Any of these factors may materially and adversely impact the price of UNG, increase the volatility of an investment in UNG and have a negative impact on the performance of the Fund.
●Risks Specific to the Natural Gas Markets — Several factors may affect the price of natural gas and, in turn, the natural gas instruments and other assets, if any, owned by the Fund. These factors include, but are not limited to, significant increases or decreases in available supply or demand, seasonal weather patterns, changes in production or storage capacity, shifts in energy policy or climate-related regulation, competition from alternative energy sources, geopolitical events, and broader economic conditions such as inflation, interest rates, or recessions. Natural gas futures markets have historically experienced periods of contango, which may adversely affect the Fund’s performance. In 2024, the front end of the natural gas futures curve was in contango for most of the year before shifting into backwardation in December, with the front-month contract settling below $2 in February and rallying to $4 by year-end due to weather-related forecasts. It is possible that under extraordinary market conditions, natural gas futures contracts could experience significant market disruptions, extreme contango, or other pricing anomalies. Investors in the Fund could be subject to substantial losses.
Ongoing geopolitical events, including Russia’s continued military actions against Ukraine, the Israel-Hamas conflict, attacks on marine vessels in the Red Sea, and U.S. and Israel military action against Iran that began in February 2026 (and Iran’s responses thereto, including attacks on marine vessels in the Strait of Hormuz), have had, and may continue to have, a significant impact on natural gas markets and futures pricing. These conflicts and related events could result in more widespread conflict and could have a severe adverse effect on the regions and/or the world and the markets for securities and commodities, including natural gas. Impacts from these conflict and related events could have significant impact on a Fund’s performance, and the value of an investment in the Fund may decline significantly. How long these conflicts and related events will last and whether they will escalate further cannot be predicted. Although natural gas prices surged following the start of the war in Ukraine, they later fell below pre-invasion levels due to shifts in energy sourcing, mild winters, and conservation efforts. Trade policy developments, including tariffs and sanctions, may also affect natural gas markets.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the UNG falls than a similar fund that does not use leverage because leverage will magnify the performance of the UNG. The use of such leverage increases the risk of a total loss of your investment. If the UNG approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in the UNG than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of UNG rises.

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●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the UNG moves up and down from day-to-day) of the UNG on your holding period return. The volatility of the UNG has a negative impact on Fund returns. During periods of higher volatility, the volatility of the UNG may affect the Fund’s returns as much as or more than the return of the UNG.
The following table illustrates the impact of the volatility and return of the UNG on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the UNG. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the UNG. You may lose money when the return of the UNG is flat (i.e., close to zero) and you may lose money when the UNG falls.
The table uses hypothetical annualized volatility and returns of the UNG to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the UNG for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the UNG. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the UNG were -20%. However, as the table shows, with a one-year return of the
UNG of -20% and an annualized volatility of the UNG of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
UNG Performance		One Year Volatility Rate
One Year UNG	Two times (2x) the One Year UNG	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
The annualized historical volatility rate for the UNG for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the UNG during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the UNG for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the UNG do not predict future volatility and performance of the UNG.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the UNG on the long-term performance of the

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Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of UNG. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to UNG is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to UNG that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to UNG consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. There is a heightened risk that the Fund will be unable to obtain exposure to UNG consistent with its investment objective immediately following the UNG IPO and for a period of time thereafter. Any disruption in the Fund’s ability to obtain leveraged exposure to UNG will cause the Fund’s performance to deviate from its investment objective.
○Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if UNG has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like UNG. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. When the Fund invests in swaps that use UNG as the ref erence asset, the Fund will be subject to the risks of that UNG including the risk that the UNG may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the UNG may not correlate to the performance of natural gas. For example, the performance of the UNG may vary from the performance of natural gas due to the fees and expenses of UNG among other factors.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Concentration Risk — The Fund has a significant exposure to natural gas. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across different commodities or asset classes.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer and in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to UNG until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of UNG.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of UNG. Further, disruptions in the Fund’s creation and redemption process, including during periods of significant volatility in the price of UNG, may result in market prices of the Fund that differ significantly from

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NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on UNG shares. A halt in trading of UNG is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Oil K-1 Free ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the price of oil.
Currently, the Fund determines its success in meeting this objective by comparing its return on a given day with two times 2x the daily performance of shares of United States Oil Fund, LP (NYSE Arca: USO).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the USO when the USO rises on a given day. Conversely, it should lose approximately two times as much as the USO when the USO falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theUSO (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller USO gains or losses and higher USO volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger USO gains or losses and lower USO volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund
Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times 2x the price of oil. The Fund does not invest directly in oil.
United States Oil Fund, LP (USO) seeks investment results, before expenses, that correspond to the performance of crude oil as measured by changes in the price of short-term crude oil futures contracts. USO is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed on NYSE Arca. United States Oil Fund, LP is subject to the informational requirements of the Exchange Act and files reports and other information with the Securities and Exchange Commission. Information provided to or filed with the Securities and Exchange Commission by United States Oil

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Fund, LP pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-32834 through the Securities and Exchange Commission’s website at www.sec.gov. This information may include reports, proxy and information statements and other information regarding USO. In addition, information regarding United States Oil Fund, LP may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund has derived all disclosures contained in this document regarding United States Oil Fund, LP from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding United States Oil Fund, LP is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of USO have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning United States Oil Fund, LP could affect the value of the Fund’s investments with respect to USO and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements on USO]) in order to gain leveraged exposure to the USO. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in USO.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of deriva tives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to USO is consistent with the Daily Target. USO’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if USO has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if USO has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●USO Investing Risk – The Fund’s performance depends on the performance of USO. Investments in USO and consequently investments in the Fund involve a high degree of risk. The price of USO can be affected by a number of factors. Unlike many exchange-traded funds, USO does not generally invest in operating companies. Instead, USO seeks to provide exposure to crude oil through investments in short-term crude oil futures contracts. USO is subject to the risks associated with the investments in crude oil, crude oil futures, and the broader energy markets. Crude oil prices may be highly volatile and may fluctuate significantly due

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to changes in global supply and demand, geopolitical developments, actions by major oil-producing countries, economic conditions, inflation expectations, currency movements, and regulatory or environmental policy changes.
Because USO holds crude oil futures rather than physical crude oil, an investment in USO will be subject to the risks associated with crude oil futures. The spot price of crude oil is historically highly correlated to the performance of crude oil futures; however there can be no guarantee that this will continue or that the performance of USO will highly correlate to the price of crude oil. Transaction costs (including the costs associated with futures investing), transportation costs, storage costs, and insurance, inventory levels and changing views of the future expected spot price, among other factors, may cause crude oil future prices to deviate from the spot price of crude oil.
USO may also be affected by liquidity constraints, position limits, margin requirements, and volatility in the crude oil futures market. In addition, USO’s returns may be impacted by the performance of collateral investments and by counterparty risk associated with derivatives transactions
In order to maintain its exposure to futures contracts, USO must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, USO will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, USO will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price. Both contango and backwardation would reduce USO’s correlation to spot crude oil and may limit or prevent the Fund from achieving its investment objective.
Because crude oil markets can experience extreme price swings over short periods, USO may be more volatile than funds that invest in traditional equity or fixed income securities.
Because the Fund obtains exposure to USO through derivatives, it does not have the same rights as a direct shareholder in USO. USO units may trade at a premium or discount to their net asset value, and there is no assurance that an active trading market will be maintained. Any of these factors may materially and adversely impact the price of USO, increase the volatility of an investment in USO and have a negative impact on the performance of the Fund.
●Risks Specific to the Crude Oil Markets — Several factors may affect the price of crude oil and, in turn, the crude oil instruments and other assets, if any, owned by the Fund. These factors include, but are not limited to, significant increases or decreases in the available supply or demand of crude oil, storage costs, technological factors related to new or improved extraction, refining and processing equipment and/or methods, a significant change in the attitude of speculators and investors towards crude oil, large purchases or sales of crude oil by governments or large institutions, other political factors such as new regulations or political discord in oil producing countries, as well as a significant increase or decrease in crude oil hedging activity by crude oil producers. Contemporaneous with the onset of the COVID-19 pandemic in the U.S., crude oil markets experienced shocks to the supply of and demand for crude oil. This led to an oversupply of crude oil, which impacted the price of crude oil and caused historic volatility in the market for crude oil.
On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets for securities and commodities, including oil. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of oil may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted. Impacts from the conflict and related events could have significant impact on the Fund’s performance, and the value of an investment in the Fund may decline significantly. Additionally, the possibility of a continued and prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the crude oil markets. This may increase or decrease volatility of the Funds’ shares.
The U.S. and Israel military action against Iran that began in February 2026 and Iran’s responses thereto, including attacks on marine vessels in the Strait of Hormuz, and the U.S. military operation in Venezuela could result in more widespread conflict and could have a severe adverse effect on the regions and/or the world and the markets for securities and commodities, including oil. How long these conflicts and related events will last and whether they will escalate further cannot be predicted. Impacts from these conflict and related events could have significant impact on a Fund’s performance, and the value of an investment in the Fund may decline significantly.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the USO falls than a similar fund

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that does not use leverage because leverage will magnify the performance of the USO. The use of such leverage increases the risk of a total loss of your investment. If the USO approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in the USO than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of USO rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the USO moves up and down from day-to-day) of the USO on your holding period return. The volatility of the USO has a negative impact on Fund returns. During periods of higher volatility, the volatility of the USO may affect the Fund’s returns as much as or more than the return of the USO.
The following table illustrates the impact of the volatility and return of the USO on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the USO. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the USO. You may lose money when the return of the USO is flat (i.e., close to zero) and you may lose money when the USO falls.
The table uses hypothetical annualized volatility and returns of the USO to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the USO for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the USO. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the USO were -20%. However, as the table shows, with a one-year return of the USO of -20% and an annualized volatility of the USO of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
USO Performance		One Year Volatility Rate
One Year USO	Two times (2x) the One Year USO	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
The annualized historical volatility rate for the USO for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the USO during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the USO for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the USO do not predict future volatility and performance of the USO.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the USO on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of USO. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to USO is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to USO that is significantly greater or less than the Daily Target. Any of these

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factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to USO consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. There is a heightened risk that the Fund will be unable to obtain exposure to USO consistent with its investment objective immediately following the USO IPO and for a period of time thereafter. Any disruption in the Fund’s ability to obtain leveraged exposure to USO will cause the Fund’s performance to deviate from its investment objective.
○Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if USO has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like USO. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. When the Fund invests in swaps that use USO as the reference asset, the Fund will be subject to the risks of that USO including the risk that the USO may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the USO may not correlate to the performance of oil. For example, the performance of the USO may vary from the performance of oil due to the fees and expenses of USO among other factors.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Concentration Risk — The Fund has a significant exposure to crude oil. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across different commodities or asset classes..
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer and in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to USO until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of USO.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of USO. Further, disruptions in the Fund’s creation and redemption process, including during periods of significant volatility in the price of USO, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on USO shares. A halt in trading of USO is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying

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income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Palladium K-1 Free ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the price of palladium.
Currently, the Fund determines its success in meeting this objective by comparing its return on a given day with two times 2x the daily performance of abrdn Physical Palladium Shares ETF (NYSE Arca: PALL) issued by abrdn Palladium ETF Trust.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the PALL when the PALL rises on a given day. Conversely, it should lose approximately two times as much as the PALL when the PALL falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of thePALL (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller PALL gains or losses and higher PALL volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger PALL gains or losses and lower PALL volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times 2x the price of palladium. The Fund does not invest directly in palladium.
abrdn Palladium ETF Trust is a grantor trust that holds physical palladium and seeks investment results, before expenses, that correspond to the performance of the price of palladium. PALL is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed on NYSE Arca. abrdn Palladium ETF Trust is subject to the informational requirements of the Exchange Act and files reports and other information with the Securities and Exchange Commission. Information provided to or filed with the Securities and

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Exchange Commission by PALL pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34589 through the Securities and Exchange Commission’s website at www.sec.gov. This information may include reports, proxy and information statements and other information regarding PALL and abrdn Palladium ETF Trust. In addition, information regarding abrdn Palladium ETF Trust may be obtained from other sources ncluding, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund has derived all disclosures contained in this document regarding abrdn Palladium ETF Trust from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding abrdn Palladium ETF Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of PALL have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning abrdn Palladium ETF Trust could affect the value of the Fund’s investments with respect to PALL and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements on PALL]) in order to gain leveraged exposure to the PALL. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in PALL.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to PALL is consistent with the Daily Target. PALL’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if PALL has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if PALL has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●PALL Investing Risk – The Fund’s performance depends on the performance of PALL. Investments in PALL and consequently investments in the Fund involve a high degree of risk. The price of PALL can be affected by a number of factors. Unlike many exchange-traded funds, PALL does not generally invest in operating companies. Instead, PALL seeks to provide exposure to the price of physical palladium held in custody, PALL is subject to certain risks, any of which may adversely affect its net asset value per share, trading price, total return, and ability to meet its investment objective. For example, palladium prices may be highly volatile and may fluctuate significantly due to changes in global supply and demand, industrial usage (particularly in automotive manufacturing), geopolitical developments, inflation expectations, interest rate movements, currency fluctuations, and broader macroeconomic conditions.

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Because PALL’s shares are backed by physical palladium rather than income-generating assets, investors rely solely on changes in the price of palladium for returns, and the fund does not generate yield. Because the Fund obtains exposure to PALL through derivatives, it does not have the same rights as a direct shareholder in PALL. In addition, PALL may trade at a premium or discount to its net asset value, and there is no guarantee that an active trading market for its shares will be maintained. The fund is also subject to operational risks associated with the custody, storage, transportation, and insurance of its palladium holdings, as well as potential regulatory or tax changes affecting commodity investment vehicles. Any of these factors may materially and adversely impact the price of PALL, increase the volatility of an investment in PALL and have a negative impact on the performance of the Fund.
●Risks Specific to the Palladium Markets — Several factors may affect the price of palladium and, in turn, the palladium instruments and other assets, if any, owned by the Fund. These factors include, but are not limited to, significant increases or decreases in available supply or demand, changes in mining output or production costs, technological developments, shifts in investor sentiment, large purchases or sales by large institutions, geopolitical events or regulatory changes affecting palladium-producing countries, and currency fluctuations, particularly in the U.S. dollar. It is possible that under extraordinary market conditions, palladium could experience significant market disruptions or other pricing anomalies. The Fund could be subject to substantial losses.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the PALL falls than a similar fund that does not use leverage because leverage will magnify the performance of the PALL. The use of such leverage increases the risk of a total loss of your investment. If the PALL approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in the PALL than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of PALL rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the PALL moves up and down from day-to-day) of the PALL on your holding period return. The volatility of the PALL has a negative impact on Fund returns. During periods of higher volatility, the volatility of the PALL may affect the Fund’s returns as much as or more than the return of the PALL.
The following table illustrates the impact of the volatility and return of the PALL on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the PALL. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the PALL. You may lose money when the return of the PALL is flat (i.e., close to zero) and you may lose money when the PALL falls.
The table uses hypothetical annualized volatility and returns of the PALL to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the PALL for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the PALL. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the PALL were -20%. However, as the table shows, with a one-year return of the PALL of -20% and an annualized volatility of the PALL of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
PALL Performance		One Year Volatility Rate
One Year PALL	Two times (2x) the One Year PALL	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.

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The annualized historical volatility rate for the PALL for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the PALL during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the PALL for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the PALL do not predict future volatility and performance of the PALL.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the PALL on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of PALL. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to PALL is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to PALL that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to PALL consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. There is a heightened risk that the Fund will be unable to obtain exposure to PALL consistent with its investment objective immediately following the PALL IPO and for a period of time thereafter. Any disruption in the Fund’s ability to obtain leveraged exposure to PALL will cause the Fund’s performance to deviate from its investment objective.
○Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the
Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if PALL has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like PALL. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. When the Fund invests in swaps that use PALL as the reference asset, the Fund will be subject to the risks of that PALL including the risk that the PALL may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the PALL may not correlate to the performance of palladium. For example, the performance of the PALL may vary from the performance of palladium due to the fees and expenses of PALL among other factors.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Concentration Risk — The Fund has a significant exposure to palladium. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across different commodities or asset classes.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer and in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to PALL until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of PALL.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The

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market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of PALL. Further, disruptions in the Fund’s creation and redemption process, including during periods of significant volatility in the price of PALL, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on PALL shares. A halt in trading of PALL is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Platinum K-1 Free ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the price of platinum.
Currently, the Fund determines its success in meeting this objective by comparing its return on a given day with two times 2x the daily performance of abrdn Physical Platinum Shares ETF (NYSE Arca: PPLT) issued by abrdn Platinum ETF Trust.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the PPLT when the PPLT rises on a given day. Conversely, it should lose approximately two times as much as the PPLT when the PPLT falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of thePPLT (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller PPLT gains or losses and higher PPLT volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger PPLT gains or losses and lower PPLT volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times 2x the price of platinum. The Fund does not invest directly in platinum.
abrdn Platinum ETF Trust is a grantor trust that holds physical platinum and seeks investment results, before expenses, that correspond to the performance of the price of platinum. PPLT is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed on on NYSE Arca. abrdn Platinum ETF Trust is subject to the informational requirements of the Exchange Act and files reports and other information with the Securities and Exchange Commission. Information provided to or filed with the Securities and

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Exchange Commission by abrdn Platinum ETF Trust pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-38349 through the Securities and Exchange Commission’s website at www.sec.gov. This information may include reports, proxy and information statements and other information regarding PPLT and abrdn Platinum ETF Trust. In addition, information regarding abrdn Platinum ETF Trust may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund has derived all disclosures contained in this document regarding abrdn Platinum ETF Trust from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding abrdn Platinum ETF Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of PPLT have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning abrdn Platinum ETF Trust could affect the value of the Fund’s investments with respect to PPLT and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements on PPLT]) in order to gain leveraged exposure to the PPLT. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in PPLT.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to PPLT is consistent with the Daily Target. PPLT’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if PPLT has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if PPLT has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●PPLT Investing Risk – The Fund’s performance depends on the performance of PPLT. Investments in PPLT and consequently investments in the Fund involve a high degree of risk. The price of PPLT can be affected by a number of factors. Unlike many exchange-traded funds, PPLT does not generally invest in operating companies. Instead, PPLT seeks to provide exposure to the price of platinum by holding physical platinum in custody. PPLT is subject to certain risks, any of which may adversely affect its net asset value per share, trading price, total return, and ability to meet its investment objective. For example, platinum prices may be highly volatile and may fluctuate significantly due to changes in global supply and demand, industrial usage, geopolitical developments, inflation expectations, interest rate movements, currency fluctuations, and broader macroeconomic conditions.
Because PPLT’s shares are backed by physical platinum rather than income-generating assets, investors rely solely

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on changes in the price of platinum for returns, and the trust does not generate yield. Because the Fund obtains exposure to PPLT through derivatives, it does not have the same rights as a direct shareholder in PPLT. In addition, PPLT may trade at a premium or discount to its net asset value, and there is no guarantee that an active trading market for its shares will be maintained. The trust is also subject to operational risks associated with the custody, storage, transportation, and insurance of its platinum holdings, as well as potential regulatory or tax changes affecting commodity investment vehicles. Any of these factors may materially and adversely impact the price of PPLT, increase the volatility of an investment in PPLT and have a negative impact on the performance of the Fund.
●Risks Specific to the Platinum Markets — Several factors may affect the price of platinum and, in turn, the platinum instruments and other assets, if any, owned by the Fund. These factors include, but are not limited to, significant increases or decreases in the available supply or demand of platinum, changes in mining output or production costs, technological developments in extraction or refining processes, shifts in the attitude of speculators and investors towards platinum, large purchases or sales of platinum by large institutions, geopolitical events or regulatory changes affecting platinum-producing countries, and fluctuations in currency exchange rates, particularly the U.S. dollar. It is possible that under extraordinary market conditions, platinum could experience significant market disruptions or other pricing anomalies. The Fund could be subject to substantial losses.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the PPLT falls than a similar fund that does not use leverage because leverage will magnify the performance of the PPLT. The use of such leverage increases the risk of a total loss of your investment. If the PPLT approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in the PPLT than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of PPLT rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the PPLT moves up and down from day-to-day) of the PPLT on your holding period return. The volatility of the PPLT has a negative impact on Fund returns. During periods of higher volatility, the volatility of the PPLT may affect the Fund’s returns as much as or more than the return of the PPLT.
The following table illustrates the impact of the volatility and return of the PPLT on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the PPLT. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the PPLT. You may lose money when the return of the PPLT is flat (i.e., close to zero) and you may lose money when the PPLT falls.
The table uses hypothetical annualized volatility and returns of the PPLT to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the PPLT for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the PPLT. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the PPLT were -20%. However, as the table shows, with a one-year return of the PPLT of -20% and an annualized volatility of the PPLT of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
PPLT Performance		One Year Volatility Rate
One Year PPLT	Two times (2x) the One Year PPLT	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.

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The annualized historical volatility rate for the PPLT for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the PPLT during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the PPLT for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the PPLT do not predict future volatility and performance of the PPLT.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the PPLT on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of PPLT. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to PPLT is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to PPLT that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to PPLT consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. There is a heightened risk that the Fund will be unable to obtain exposure to PPLT consistent with its investment objective immediately following the PPLT IPO and for a period of time thereafter. Any disruption in the Fund’s ability to obtain leveraged exposure to PPLT will cause the Fund’s performance to deviate from its investment objective.
○Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the
Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if PPLT has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like PPLT. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. When the Fund invests in swaps that use PPLT as the reference asset, the Fund will be subject to the risks of that PPLT including the risk that the PPLT may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the PPLT may not correlate to the performance of platinum. For example, the performance of the PPLT may vary from the performance of platinum due to the fees and expenses of PPLT among other factors.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Concentration Risk — The Fund has a significant exposure to platinum. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across different commodities or asset classes.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer and in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to PPLT until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of PPLT.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The

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market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of PPLT. Further, disruptions in the Fund’s creation and redemption process, including during periods of significant volatility in the price of PPLT, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on PPLT shares. A halt in trading of PPLT is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra QQQ® (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Nasdaq-100® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Recoupment[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement2,[3]	[ ]%
1
The “Recoupment” line shows gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment shown did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
3
ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive a portion of the Investment Advisory Fee through [September 30, 2027]. For the fiscal year ended May 31, 2026, the amount of the waiver was [0.03]%.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of 100 of the largest Nasdaq-listed non-financial companies. The Index includes non-financial companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. companies). The top 100 companies

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based on market capitalization are included in the Index. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every December, with additional weight adjustments occurring in March, June, and September. The Index is constructed and maintained by Nasdaq Inc. More information about the Index can be found using the Bloomberg ticker symbol “NDX.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a

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direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [communication services and information technology industry groups].
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance

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information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Nasdaq-100® Index[1]	[ ]%	[ ]%	[ ]%
Nasdaq Composite Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra QQQ Mega (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Nasdaq-100® Mega Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of the largest companies included in the Nasdaq-100 Index by targeting the performance of approximately the top 45% cumulative weight of the Nasdaq-100 Index. The Nasdaq-100 Index is designed to measure the performance of 100 of the largest non-financial companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. Companies). The index provider ranks each company included in the Nasdaq-100 Index based on market capitalization. The top-ranked companies representing, collectively, no more than 47% of the weight of the Nasdaq-100 Index are selected into the Fund’s Index. As of [February 28, 2026, the Index included eight companies]. The selected companies are then weighted based on market capitalization, subject to a 35% limit. The Index composition and assigned weights are reevaluated every December, with additional weight adjustments occurring in March, June, and September. The Index is constructed and maintained by Nasdaq Inc. More

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information about the Index can be found using the Bloomberg ticker symbol “NDXMEGA.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You

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may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory

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or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. A Fund will allocate its investments to approximately the same extent as the Index. As a result, a Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [media & entertainment, semiconductors & semiconductor equipment, software & services, and technology hardware & equipment industry groups].
○Media and Entertainment Industry Risk — Companies in this sector may experience: high costs of research and development of new content and services; changing consumer tastes, and changing consumer discretionary income patterns.
○Semiconductors and Semiconductor Equipment Industry Risk — Companies in this sector may experience: intense competition, wide fluctuations in securities prices due to risks of rapid obsolescence of products, significant research costs, and limited product lines, markets, financial resources or personnel. Companies in this sector may also be affected by risks that affect the broader technology sector.
○Software and Services Industry Risk — Companies in this industry may experience: competitive pressures, such as aggressive pricing, technological developments, cyclical market patterns, changing domestic demand, the ability to attract and retain skilled employees, and dependence on intellectual property rights and potential loss or impairment of those rights.
○Technology Hardware and Equipment Industry Risk — Companies in this industry may experience: effects from industry competition, evolving industry standards, product obsolescence, and changing government regulation. These companies may also be affected by risks that affect the broader information technology industry.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may

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only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra QQQ Top 30 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Nasdaq-100 Top 30 Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of the top 30 companies from the Nasdaq-100 Index. The Nasdaq-100 Index is designed to measure the performance of 100 of the largest non-financial companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. Companies). The largest 30 companies by company weight of the Nasdaq-100 Index are included in the Index. The selected companies are then weighted based on Nasdaq-100 Index weight, subject to a 22.5% limit for any single company and a 48% aggregate limit for all companies with individual weights greater than 4.5%. The Index composition and assigned weights are reevaluated quarterly in

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March, June, September, and December. The Index is constructed and maintained by Nasdaq Inc. More information about the Index can be found using the Bloomberg ticker symbol “NDX30P.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will

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tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the
Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates,

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inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. A Fund will allocate its investments to approximately the same extent as the Index. As a result, a Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [semiconductors & semiconductor equipment and software & services industry groups].
○Semiconductors and Semiconductor Equipment Industry Risk — Companies in this sector may experience: intense competition, wide fluctuations in securities prices due to risks of rapid obsolescence of products, significant research costs, and limited product lines, markets, financial resources or personnel. Companies in this sector may also be affected by risks that affect the broader technology sector.
○Software and Services Industry Risk — Companies in this industry may experience: competitive pressures, such as aggressive pricing, technological developments, cyclical market patterns, changing domestic demand, the ability to attract and retain skilled employees, and dependence on intellectual property rights and potential loss or impairment of those rights.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest

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price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Real Estate (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Real Estate Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of real estate companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes real estate companies in the following industries according to the Global Industry Classification Standard (GICS): diversified real estate investment trusts (“REITs”); industrial REITs; hotel & resort REITs; office REITs; heath care REITs; residential REITs; retail REITs; specialized REITs; and real estate management & development. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the

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Index can be found using the Bloomberg ticker symbol “IXRE.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You

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may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Real Estate Industry Risk — Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; periodic overbuilding and market saturation; changes in general and local economic conditions; changes in demographic trends, such as population shifts or changing tastes and values; concentration in a particular geographic region or property type; catastrophic events such as earthquakes, hurricanes and terrorist acts; casualty or condemnation losses; decreases in market rates for rents; increased competition; increases in property taxes, interest rates, capital expenditures, or operating expenses; changes in the availability, cost and terms of mortgage funds; defaults by borrowers or tenants; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may

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affect the real estate industry. Although interest rates have significantly increased since 2022, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets: tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs and other expenses have increased; and rents have declined for many properties. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Similarly, trends in favor of online shopping may negatively affect the real estate market for commercial properties.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [real estate industry group].
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance.

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This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Real Estate Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Russell2000 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of the small-cap segment of the U.S. markets. The Index selects the 2000 smallest companies in the Russell 3000 Index based on market capitalization. The Russell 3000 Index is designed to measure the performance of the largest 3,000 U.S. companies. As of May 31, 2026, the market capitalization of each company within the Index was below [$26 billion]. The selected companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated each June. The Index is constructed and maintained by FTSE Russell. More information about the Index can be found using the Bloomberg ticker symbol “RTY.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.

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The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e.,

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close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net

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assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials, health care and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after

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taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Russell 2000® Index[1]	[ ]%	[ ]%	[ ]%
Russell 3000® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-
tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra S&P500® (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P 500® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement1,[2]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
2
ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive a portion of the Investment Advisory Fee through [September 30, 2027]. For the fiscal year ended May 31, 2026, the amount of the waiver was 0.01%.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. These companies are weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and

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maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPX.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged expo sure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the

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Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the
Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.

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●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [information technology industry group].
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra S&P 500 Equal Weight (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P 500 Equal Weight Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.The Index is designed to measure the performance of companies listed in the S&P 500 Index on an equal weight basis. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index’s composition and assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index is published under the Bloomberg ticker symbol “SPW”.
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.

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The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e.,

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close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net

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assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. A Fund will allocate its investments to approximately the same extent as the Index. As a result, a Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [industrials industry group].
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advi sors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund

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(bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Semiconductors (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. SemiconductorsSM Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Recoupment[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
The “Recoupment” line shows gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment shown did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund
Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of U.S. companies in the semiconductors subsector. The semiconductor subsector includes producers and distributors of semiconductors and other integrated chips, including other products related to the semiconductor industry, such as semiconductor capital equipment and motherboards. U.S. companies in this sub-sector are selected and then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments occurring in March, June and December.

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The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “DJUSSC.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not con tained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are

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larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Semiconductors and Semiconductor Equipment Industry Risk — The risks of investments in the industry include: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and

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limited product lines, markets, financial resources or personnel. The semiconductors sector may also be affected by risks that affect the broader technology sector, including: government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology sector as a whole.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [semiconductors & semiconductor equipment industry group].
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense

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limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Dow Jones U.S. Semiconductors Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Silver K-1 Free ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the price of silver.
Currently, the Fund determines its success in meeting this objective by comparing its return on a given day with two times 2x the daily performance of shares of iShares Silver Trust (NYSE Arca: SLV).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the SLV when the SLV rises on a given day. Conversely, it should lose approximately two times as much as the SLV when the SLV falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theSLV (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller SLV gains or losses and higher SLV volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger SLV gains or losses and lower SLV volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund
Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times 2x the price of silver. The Fund does not invest directly in silver.
iShares Silver Trust is a grantor trust that holds physical silver and seeks investment results, before expenses, that correspond to the performance of the price of silver. SLV is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is listed on NYSE Arca. iShares Silver Trust is subject to the informational requirements of the Exchange Act and files reports and other information with the Securities and Exchange Commission. Information provided to or filed with the Securities and Exchange Commission by iShares Silver Trust pursuant to the Exchange Act can be

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located by reference to the Securities and Exchange Commission file number 001-32863 through the Securities and Exchange Commission’s website at www.sec.gov. This information may include reports, proxy and information statements and other information regarding SLV and iShares Silver Trust. In addition, information regarding iShares Silver Trust may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund has derived all disclosures contained in this document regarding iShares Silver Trust from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding iShares Silver Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of SLV have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning iShares Silver Trust could affect the value of the Fund’s investments with respect to SLV and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements on SLV]) in order to gain leveraged exposure to the SLV. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in SLV.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to SLV is consistent with the Daily Target. SLV’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if SLV has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if SLV has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●SLV Investing Risk – The Fund’s performance depends on the performance of SLV. Investments in SLV and consequently investments in the Fund involve a high degree of risk. The price of SLV can be affected by a number of factors. Unlike many exchange traded funds, SLV does not generally invest in operating companies Instead, SLV seeks to provide exposure to the price of silver by holding physical silver in custody. SLV is subject to certain risks, any of which may adversely affect its net asset value per share, trading price, total return, and ability to meet its investment objective. For example, silver prices may be highly volatile and may fluctuate significantly due to changes in global supply and demand, industrial and investment demand, geopolitical developments, inflation expectations, interest rate movements, currency fluctuations, and broader macroeconomic conditions.

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Because SLV’s shares are backed by physical silver rather than income-generating assets, investors rely solely on changes in the price of silver for returns, and the fund does not generate yield. Because the Fund obtains exposure to SLV through derivatives, it does not have the same rights as a direct shareholder in SLV. In addition, SLV may trade at a premium or discount to its net asset value, and there is no guarantee that an active trading market for its shares will be maintained. The fund is also subject to operational risks associated with the custody, storage, transportation, and insurance of its silver holdings, as well as potential regulatory or tax changes affecting commodity investment vehicles. Any of these factors may materially and adversely impact the price of SLV, increase the volatility of an investment in SLV and have a negative impact on the performance of the Fund.
●Risks Specific to the Silver Markets — Several factors may affect the price of silver and, in turn, the silver instruments and other assets, if any, owned by the Fund. These factors include, but are not limited to, significant increases or decreases in the available supply or demand of silver, changes in mining output or production costs, technological developments in extraction or refining processes, shifts in the attitude of speculators and investors towards silver, large purchases or sales of silver by central banks or other large institutions, geopolitical events or regulatory changes affecting silver-producing countries, and fluctuations in currency exchange rates, particularly the U.S. dollar. It is possible that under extraordinary market conditions, silver could experience significant market disruptions or other pricing anomalies. The Fund could be subject to substantial losses.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the SLV falls than a similar fund that does not use leverage because leverage will magnify the performance of the SLV. The use of such leverage increases the risk of a total loss of your investment. If the SLV approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in the SLV than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of SLV rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the SLV moves up and down from day-to-day) of the SLV on your holding period return. The volatility of the SLV has a negative impact on Fund returns. During periods of higher volatility, the volatility of the SLV may affect the Fund’s returns as much as or more than the return of the SLV.
The following table illustrates the impact of the volatility and return of the SLV on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the SLV. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the SLV. You may lose money when the return of the SLV is flat (i.e., close to zero) and you may lose money when the SLV falls.
The table uses hypothetical annualized volatility and returns of the SLV to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the SLV for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the SLV. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the SLV were -20%. However, as the table shows, with a one-year return of the SLV of -20% and an annualized volatility of the SLV of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
SLV Performance		One Year Volatility Rate
One Year SLV	Two times (2x) the One Year SLV	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.

286 :: Ultra Silver K-1 Free ETF
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The annualized historical volatility rate for the SLV for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the SLV during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the SLV for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the SLV do not predict future volatility and performance of the SLV.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the SLV on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of SLV. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to SLV is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to SLV that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to SLV consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. There is a heightened risk that the Fund will be unable to obtain exposure to SLV consistent with its investment objective immediately following the SLV IPO and for a period of time thereafter. Any disruption in the Fund’s ability to obtain leveraged exposure to SLV will cause the Fund’s performance to deviate from its investment objective.
○Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the
Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if SLV has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like SLV. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. When the Fund invests in swaps that use SLV as the reference asset, the Fund will be subject to the risks of that SLV including the risk that the SLV may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the SLV may not correlate to the performance of silver. For example, the performance of the SLV may vary from the performance of silver due to the fees and expenses of SLV among other factors.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Concentration Risk — The Fund has a significant exposure to silver. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across different commodities or asset classes.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer and in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to SLV until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of SLV.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The

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market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of SLV. Further, disruptions in the Fund’s creation and redemption process, including during periods of significant volatility in the price of SLV, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on SLV shares. A halt in trading of SLV is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

288 :: Ultra SmallCap600
PROSHARES.COM

Investment Objective
ProShares Ultra SmallCap600 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P SmallCap 600® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of small-cap companies listed and domiciled in the U.S. The Index selects 600 companies based on market capitalization. As of May 31, 2026, the market capitalization of companies in the Index was between [$208.5 million and $8.4 billion]. The selected companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SML.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.

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The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the

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level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weight ing of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Small-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices. Additionally, small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated

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with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after

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taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Small-Cap 600 Index[1]	[ ]%	[ ]%	[ ]%
S&P Composite 1500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-
tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Technology (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Technology Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Recoupment[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
The “Recoupment” line shows gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment shown did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund
Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of information technology companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes information technology companies in the following industries according to theGlobal Industry Classification Standard (GICS): IT services; software; communications equipment; technology, hardware, storage & peripherals; electronic equipment, instruments, & components; and semiconductors & semiconductor equipment. These companies are

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then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXT.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be

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worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the
Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Technology Industry Risk — Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may experience intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes

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in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [semiconductors & semiconductor equipment, software & services and technology hardware & equipment industry groups].
○Semiconductors and Semiconductor Equipment Industry Risk — Companies in this sector may experience: intense competition, wide fluctuations in securities prices due to risks of rapid obsolescence of products, significant research costs, and limited product lines, markets, financial resources or personnel. Companies in this sector may also be affected by risks that affect the broader technology sector.
○Software and Services Industry Risk — Companies in this industry may experience: competitive pressures, such as aggressive pricing, technological developments, cyclical market patterns, changing domestic demand, the ability to attract and retain skilled employees, and dependence on intellectual property rights and potential loss or impairment of those rights.
○Technology Hardware and Equipment Industry Risk — Companies in this industry may experience: effects from industry competition, evolving industry standards, product obsolescence, and changing government regulation. These companies may also be affected by risks that affect the broader information technology industry.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense

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limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Technology Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P Total Market Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra Utilities (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Utilities Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of utilities companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes utilities companies in the following industries according to theGlobal Industry Classification Standard (GICS): electric utilities; gas utilities; multi-utilities; water utilities; and independent power and renewable electricity producers. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXU.”

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Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e.,

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close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Utilities Industry Risk — The risks of investments in the industry include: review and limitation of rates by governmental regulatory commissions; the fact that the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; the risk that utilities may engage in riskier ventures where they have little or no experience; and the fact that deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business and create greater competition, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines.

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●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [utilities industry group].
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Utilities Select Sector[1]	[ ]%	[ ]%	[ ]%
S&P Total Market Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraPro Dow30SM (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Dow Jones Industrial AverageSM (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately three times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately three times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve three times (3x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Recoupment[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
The “Recoupment” line shows gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment shown did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund
Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of some of the largest U.S. companies. The Index includes 30 of the largest companies except those in the Global Industry Classification Standard (GICS) transportation industry group and utilities sectors. Companies may be included in the Index if the Index provider believes that the company has an excellent reputation, demonstrates sustained growth and is of interest to a large number of investors. The 30 companies selected are then weighted based on their price. Companies may be added or removed from the Index at any time. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More

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information about the Index can be found using the Bloomberg ticker symbol “DJI.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 33% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be

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worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -60% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -75.8%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Three times (3x) the One Year Index	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 3x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits

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imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and information technology industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in inter est rates; adverse effects on profitability by loan losses; and severe competition.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense

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limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

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Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Dow Jones Industrial Average[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Man
ager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraPro MidCap400 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P MidCap 400® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately three times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately three times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve three times (3x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of mid-cap companies listed and domiciled in the U.S. The Index selects 400 companies based on market capitalization. As of May 31, 2026, the market capitalization of companies in the Index was between [$503 million and $33 billion]. The selected companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “MID.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.

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The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 33% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e.,

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close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -60% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -75.8%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Three times (3x) the One Year Index	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 3x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net

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assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on mid-cap security prices. Additionally, mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P MidCap400 Index[1]	[ ]%	[ ]%	[ ]%
S&P Composite 1500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

314 :: UltraPro QQQ®
PROSHARES.COM

Investment Objective
ProShares UltraPro QQQ® (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Nasdaq-100® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately three times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately three times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve three times (3x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement1,[2]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
2
ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive a portion of the Investment Advisory Fee through [September 30, 2027]. For the fiscal year ended May 31, 2026, the amount of the waiver was 0.15%.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of 100 of the largest Nasdaq-listed non-financial companies. The Index includes non-financial companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. companies). The top 100 companies based on market capitalization are included in the Index. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every December, with additional weight adjustments occurring in March, June, and September. The Index is constructed and maintained by Nasdaq Inc. More information about the Index can be found using the Bloomberg ticker symbol “NDX.”

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Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 33% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will

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tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -60% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -75.8%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Three times (3x) the One Year Index	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 3x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund

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and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [communication services and information technology industry groups].
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Nasdaq-100® Index[1]	[ ]%	[ ]%	[ ]%
Nasdaq Composite Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

   UltraPro Russell2000 :: 319
PROSHARES.COM

Investment Objective
ProShares UltraPro Russell2000 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Russell 2000® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately three times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately three times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve three times (3x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of the small-cap segment of the U.S. markets. The Index selects the 2000 smallest companies in the Russell 3000 Index based on market capitalization. The Russell 3000 Index is designed to measure the performance of the largest 3,000 U.S. companies. As of May 31, 2026, the market capitalization of each company within the Index was below [$26 billion]. The selected companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated each June. The Index is constructed and maintained by FTSE Russell. More information about the Index can be found using the Bloomberg ticker symbol “RTY.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.

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The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 33% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e.,

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close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -60% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -75.8%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Three times (3x) the One Year Index	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 3x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net

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assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials, health care and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after

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taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Russell 2000® Index[1]	[ ]%	[ ]%	[ ]%
Russell 3000® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-
tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraPro S&P500® (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P 500® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately three times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately three times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve three times (3x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. These companies are weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPX.”
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.

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The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 33% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e.,

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close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -60% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -75.8%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Three times (3x) the One Year Index	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 3x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net

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assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [information technology industry group].
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s

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results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraPro Short 20+ Year Treasury (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately three times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately three times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve three times the inverse (-3x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government. The Index includes fixed rate securities with a minimum term to maturity greater than 20 years. The Index excludes inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The bonds included in the Index are weighted based on market capitalization. The Index’s positions are reset each month. The Index

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is constructed and maintained by ICE Data Indices, LLC. More information about the Index can be found using the Bloomberg ticker symbol “IDCOT20.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, with out regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 33% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -60% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -87.10%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Three Times the Inverse (-3x) of the One Year Index	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -3x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits

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imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change. As a fund seeking daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, the Fund’s performance will generally be more favorable when interest rates rise and less favorable when interest rates decline.
●U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instru ments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of

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investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

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Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
ICE U.S. Treasury 20+ Year Bond Index1,[2]	[ ]%	[ ]%	[ ]%
Bloomberg U.S. Aggregate Bond Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index.
2
Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and James Linneman, Portfolio
Manager, have jointly and primarily managed the Fund since April 2019 and March 2022, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

   UltraPro Short Dow30SM :: 335
PROSHARES.COM

Investment Objective
ProShares UltraPro Short Dow30SM (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Dow Jones Industrial AverageSM (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately three times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately three times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve three times the inverse (-3x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of some of the largest U.S. companies. The Index includes 30 of the largest companies except those in the Global Industry Classification Standard (GICS) transportation industry group and utilities sectors. Companies may be included in the Index if the Index provider believes that the company has an excellent reputation, demonstrates sustained growth and is of interest to a large number of investors. The 30 companies selected are then weighted based on their price. Companies may be added

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or removed from the Index at any time. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “DJI.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse lever aged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 33% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer

   UltraPro Short Dow30SM :: 337
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you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -60% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -87.10%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Three Times the Inverse (-3x) of the One Year Index	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -3x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a

338 :: UltraPro Short Dow30SM
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direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to three times the inverse -3x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of
May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and information technology industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Dow Jones Industrial Average[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

340 :: UltraPro Short MidCap400
PROSHARES.COM

Investment Objective
ProShares UltraPro Short MidCap400 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the S&P MidCap 400® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately three times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately three times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve three times the inverse (-3x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of mid-cap companies listed and domiciled in the U.S. The Index selects 400 companies based on market capitalization. As of May 31, 2026, the market capitalization of companies in the Index was between [$503 million and $33 billion]. The selected companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and

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maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “MID.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, with out regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 33% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -60% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -87.10%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Three Times the Inverse (-3x) of the One Year Index	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -3x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs,

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futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on mid-cap security prices. Additionally, mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to three times the inverse -3x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.

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●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P MidCap400 Index[1]	[ ]%	[ ]%	[ ]%
S&P Composite 1500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).

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Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraPro Short QQQ® (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Nasdaq-100® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately three times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately three times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve three times the inverse (-3x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of 100 of the largest Nasdaq-listed non-financial companies. The Index includes non-financial companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. companies). The top 100 companies based on market capitalization are included in the Index. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every December, with additional weight adjustments occurring in March, June, and September. The Index is

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constructed and maintained by Nasdaq Inc. More information about the Index can be found using the Bloomberg ticker symbol “NDX.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, with out regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 33% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -60% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -87.10%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Three Times the Inverse (-3x) of the One Year Index	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -3x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs,

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futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to three times the inverse -3x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [communication services and information technology industry groups].
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Nasdaq-100® Index[1]	[ ]%	[ ]%	[ ]%
Nasdaq Composite Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraPro Short Russell2000 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Russell 2000® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately three times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately three times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve three times the inverse (-3x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of the small-cap segment of the U.S. markets. The Index selects the 2000 smallest companies in the Russell 3000 Index based on market capitalization. The Russell 3000 Index is designed to measure the performance of the largest 3,000 U.S. companies. As of May 31, 2026, the market capitalization of each company within the Index was below [$26 billion]. The selected companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated

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each June. The Index is constructed and maintained by FTSE Russell. More information about the Index can be found using the Bloomberg ticker symbol “RTY.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, with out regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 33% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -60% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -87.10%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Three Times the Inverse (-3x) of the One Year Index	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -3x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs,

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futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to three times the inverse -3x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials, health care and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific

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securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Russell 2000® Index[1]	[ ]%	[ ]%	[ ]%
Russell 3000® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraPro Short S&P500 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the S&P 500® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately three times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately three times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve three times the inverse (-3x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. These companies are weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPX.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or

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indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the
Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 33% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does

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not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -60% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -87.10%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Three Times the Inverse (-3x) of the One Year Index	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -3x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an

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agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to three times the inverse -3x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [information technology industry group].
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

   UltraShort 7-10 Year Treasury :: 361
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Investment Objective
ProShares UltraShort 7-10 Year Treasury (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the ICE U.S. Treasury 7–10 Year Bond Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government. The Index includes fixed rate securities with a minimum term to maturity greater than seven years and less than or equal to ten years. The Index excludes inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The bonds included in the Index are weighted based on market capitalization. The Index’s positions are reset each month. The Index is constructed and maintained by ICE Data Indices, LLC. More information about

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the Index can be found using the Bloomberg ticker symbol “IDCOT7.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, with out regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer

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you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission

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merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the Fund’s performance will generally be more favorable when interest rates rise and less favorable when interest rates decline.
●U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in govern ment regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance

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information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

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Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
ICE U.S. Treasury 7-10 Year Bond Index1,[2]	[ ]%	[ ]%	[ ]%
Bloomberg U.S. Aggregate Bond Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index.
2
Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and James Linneman, Portfolio
Manager, have jointly and primarily managed the Fund since April 2019 and March 2022, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort 20+ Year Treasury (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government. The Index includes fixed rate securities with a minimum term to maturity greater than 20 years. The Index excludes inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The bonds included in the Index are weighted based on market capitalization. The Index’s positions are reset each month. The Index is constructed and maintained by ICE Data Indices, LLC. More information about the Index can be found using the Bloomberg ticker symbol “IDCOT20.”

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Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.

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In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday

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move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the Fund’s performance will generally be more favorable when interest rates rise and less favorable when interest rates decline.
●U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after

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taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
ICE U.S. Treasury 20+ Year Bond Index1,[2]	[ ]%	[ ]%	[ ]%
Bloomberg U.S. Aggregate Bond Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index.
2
Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and James Linneman, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and March 2022, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort Consumer Discretionary (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P Consumer Discretionary Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of consumer discretionary companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes consumer discretionary companies in the following industries according to the Global Industry Classification Standard (GICS): automobile components; automobiles; household durables; leisure products; textiles, apparel & luxury goods; hotels, restaurants, & leisure; diversified consumer services; distributors; broadline retail; and

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specialty retail. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXY.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, with out regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer

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you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Consumer Discretionary Industry Risk — The risks of investments in the industry include: the fact that securities prices and profitability may be tied closely to the performance of the

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domestic and international economy, interest rates, supply chains, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [automobiles & components, consumer services and retailing industry groups].
○Automobiles & Components Industry Risk — Companies in this industry may experience: cyclicality of revenues and earnings; labor relations and fluctuating component prices; significant capital expenditures in automotive technologies; and adverse effects from governmental policies, such as taxes, tariffs, duties, subsidies, and import and export restrictions.
○Consumer Services Industry Risk — Companies in this industry may experience: prices and profitability affected by the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending.
○Retailing Industry Risk — Companies in this sector may experience: changes in domestic and international economies, consumer confidence, disposable household income and spending, consumer preferences, and competition.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of

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investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Consumer Discretionary Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort Consumer Staples (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P Consumer Staples Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of consumer staples companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes consumer staples companies in the following industries according to the Global Industry Classification Standard (GICS): consumer staples distribution & retail; beverages; food products; tobacco; household products; and personal care products. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P

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Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXR.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be

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worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Consumer Staples Industry Risk — The risks of investments in the industry include: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies;

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fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [food, beverage & tobacco, food & staples retailing, and household & personal products industry groups].
○Food, Beverage and Tobacco Industry Risk — Companies in this industry may experience: changes in demand for products, demographic and product trends and general economic conditions; effects of competitive pricing, environmental factors, marketing campaigns and consumer boycotts; and adverse effects from governmental regulation and oversight.
○Food and Staples Retailing Industry Risk — The food and staples industry is highly competitive and companies in this industry can be significantly affected by demographic and product trends, competitive pricing, fads, marketing campaigns, environmental factors, government regulation, new laws or litigation that may affect consumer preferences, nutritional and health concerns, federal, state and local food inspection and processing controls, consumer product liability claims, possible product tampering and the availability/expense of liability insurance. These and other factors may affect supply and demand.
○Household and Personal Products Industry Risk — Companies in this industry may experience: increased emphasis on the delivery of health care through outpatient services, limited product lines, increase costs for research and development, and new market developments and regulatory changes in the health care industry.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.

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●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Consumer Staples Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may

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only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

   UltraShort Dow30SM :: 383
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Investment Objective
ProShares UltraShort Dow30SM (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones Industrial AverageSM (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of some of the largest U.S. companies. The Index includes 30 of the largest companies except those in the Global Industry Classification Standard (GICS) transportation industry group and utilities sectors. Companies may be included in the Index if the Index provider believes that the company has an excellent reputation, demonstrates sustained growth and is of interest to a large number of investors. The 30 companies selected are then weighted based on their price. Companies may be added

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or removed from the Index at any time. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “DJI.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse lever aged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer

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you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a

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direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of
May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and information technology industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Dow Jones Industrial Average[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort Energy (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P Energy Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of energy companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes energy companies in the following industries according to the Global Industry Classification Standard (GICS): energy equipment & services and oil, gas & consumable fuels. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated

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every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXE.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.

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In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Energy Industry Risk — The risks of investments in the industry include: adverse effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events, international conflicts or threat of conflicts and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; the fact that

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the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; and risk for environmental damage claims. The energy industry has recently experienced significant volatility due to dramatic changes in the prices of energy commodities, and it is possible that such volatility will continue in the future.
On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets for securities and commodities, including oil. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. How long such conflict and related events will last and whether it will escalate further cannot be predicted. Impacts from the conflict and related events could have a significant impact on the Fund’s performance, and the value of an investment in the Fund may decline significantly. Additionally, the possibility of a continued and prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the crude oil markets. This may increase or decrease volatility of the Funds’ shares.
The U.S. and Israel military action against Iran that began in February 2026 and Iran’s responses thereto, including attacks on marine vessels in the Strait of Hormuz, and the U.S. military operation in Venezuela could result in more widespread conflict and could have a severe adverse affect on the regions and/or the world and the markets for securities and commodities, including oil and natural gas. How long these conflicts and related events will last and whether it will escalate further cannot be predicted. Impacts from this conflict and related events could have significant impact on a Fund’s performance, and the value of an investment in a Fund may decline significantly.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [energy industry group].
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.

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●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Energy Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort Financials (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P Financial Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of financial companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes financial companies in the following industries according to the Global Industry Classification Standard (GICS): banks; financial services; consumer finance; capital markets; mortgage real estate investment trusts (“REITS”); and insurance. These companies are then weighted based on

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market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXM.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-
year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an

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agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Financials Industry Risk — The risks of investments in the industry include: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital and liquid assets they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; increased inter-sector consolidation and competition in the financials industry; and volatility in the financial markets and changes in domestic and foreign monetary policy; credit rating downgrades; adverse public perception; exposure concentration and decreased liquidity in credit markets; counterparty risk arising from issuers that serve as counterparties in derivatives or similar contractual arrangements. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials industry as a whole cannot be predicted.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [banks, diversified financials and insurance industry groups].
○Banks Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization; adverse effects on profitability due to increases in interest rates or loan losses; severe price competition; economic conditions; credit rating downgrades; and increased inter-sector consolidation and competition. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. Additional bank or financial institution failures may occur in the near term that may limit access to short term liquidity or have adverse impacts to the economy.
○Diversified Financials Industry Risk — Companies in this industry may be affected by: changes in credit ratings, interest rates, loan losses, the performance of credit and financial markets and the availability and cost of capital funds; and adverse effects from governmental regulation and oversight.
○Insurance Industry Risk — Companies in this industry may be impacted by changes in interest rates, catastrophic events, extensive government regulation price competition; economic conditions; and credit rating downgrades.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s

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shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Financial Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts,

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and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort FTSE China 50 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the FTSE China 50 Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of the 50 largest and most liquid companies that are listed on the Hong Kong Stock Exchange. The top 50 companies based on market capitalization are included in the Index. Only companies offering H Shares, Red Chips, or P Chips may be included in the Index. Selected companies are weighted based on market capitalization, subject to certain limits intended to avoid Index over-concentration in a single security. The Index’s composition and assigned weights are reevaluated quarterly

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in March, June, September, and December. The Index is constructed and maintained by FTSE International Limited. More information about the Index can be found using the Bloomberg ticker symbol “XINO1.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representa tive sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target. Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an

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agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Chinese Investments Risk — Investments in securities of issuers in China (including variable interest entities (“VIEs”) associated with an underlying Chinese operating company) include risks such as, but are not limited to, less developed or less efficient trading markets; heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from government control of markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; uncertainty surrounding trading suspensions; a lack of publicly available information (as compared to many other countries); and natural disasters particularly likely to occur in China. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, and its economy is experiencing a relative slowdown. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations, and higher rates of inflation. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. Reductions in spending on Chinese products and services, institution of tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the values of Chinese companies. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Investments in issuers in China may include investments through legal structures known as VIEs. In China, ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as a Fund) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs. In these arrangements, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the New York Stock Exchange. Foreign investors hold stock in the shell company (i.e., the U.S.-listed company) rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, the Fund’s performance) and undermine the enforceability of the VIE structure.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.

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Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [banks, communication services, consumer discretionary and financials industry groups].
○Banks Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization; adverse effects on profitability due to increases in interest rates or loan losses; severe price competition; economic conditions; credit rating downgrades; and increased inter-sector consolidation and competition.
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geo graphically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in China.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense

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limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
FTSE China 50 Index[1]	[ ]%	[ ]%	[ ]%
S&P Global 1200 Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that are adjusted to reflect the reduction of any withholding taxes and the reinvestment of dividends paid by companies in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort FTSE Europe (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the FTSE Developed Europe All Cap Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of large, mid, and small-cap companies in developed European markets. As of May 31, 2026, the Index included companies from the following countries: [Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom]. Companies that meet minimum liquidity and governance requirements are selected for inclusion in the Index. These companies are then weighted based on market capitalization. The Index’s composition and assigned weights are reevaluated semi-annually in March and September. The Index is constructed and maintained by FTSE International

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Limited. More information about the Index can be found using the Bloomberg ticker symbol “ACDER.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]
) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or

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losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target. Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●European Investments Risk — Many countries are members of the European Union (the “EU”) and all European countries may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European

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countries (including the United Kingdom) have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, institution of tariffs or other trade barriers, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading partners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in European countries or denominated in euro, their trading partners, or other European countries, these events may negatively impact the performance of the Fund.
On February 24, 2022, Russia commenced a military attack on Ukraine. The military incursion has led to, and may lead to additional sanctions being levied by the United States, European Union, United Kingdom and other countries against Russia. Russia’s military incursion and the resulting sanctions and other rapidly evolving measures in response could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments. The severity, extent and duration of the military conflict, sanctions and resulting market disruptions are impossible to predict, but could have a material adverse effect on the European region and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on the Fund’s performance and the value of an investment in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and

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demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in [France and the United Kingdom].
○French Investments Risk — Investments in securities of issuers in France include risks such as legal, regulatory, political, currency, security, and economic risks specific to France and concerns regarding the economic outlook for certain European Union (the “EU”) countries, including France.
○United Kingdom Investments Risk — The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners. As a result, the British economy may be impacted by the institution of tariffs or other trade barriers as well as changes to the economic condition of the United States and other European countries.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025

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	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
FTSE Developed Europe All Cap Index1,[2]	[ ]%	[ ]%	[ ]%
S&P Global 1200 Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that are adjusted to reflect the reduction of any withholding taxes and the reinvestment of dividends paid by companies in the Index.
2
Index performance through August 31, 2016 reflects the performance of the FTSE Developed Europe Index. Index performance beginning September 1, 2016 reflects the performance of the FTSE Developed Europe All Cap Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio
Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort Health Care (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P Health Care Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of health care companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes health care companies in the following industries according to the Global Industry Classification Standard (GICS): health care equipment & supplies, health care providers & services; health care technology; biotechnology; pharmaceuticals; and life sciences tools & services. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in

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March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXV.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representa tive sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-
year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an

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agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Health Care Industry Risk — The risks of investments in the industry include: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty health care providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources or personnel.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [health care equipment & services and pharmaceuticals, biotechnology & life sciences industry groups].
○Health Care Equipment and Services Industry Risk — Companies in this industry may experience: increased emphasis on the delivery of health care through outpatient services, limited product lines, increase costs for research and development, and new market developments and regulatory changes in the health care industry.
○Pharmaceuticals, Biotechnology, and Life Sciences Industry Risk — Companies in this industry may experience: heavy dependence on patents and intellectual property rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Health Care Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort Industrials (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P Industrial Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of industrial companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes industrial companies in the following industries according to the Global Industry Classification Standard (GICS): aerospace & defense; building products; construction & engineering; electrical equipment; industrials conglomerates; machinery; trading companies & distributors; commercial services & supplies; professional services; air freight &

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logistics; passenger airlines; marine transportation; ground transportation; and transportation infrastructure. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXI.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse lever aged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer

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you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Industrials Industry Risk — The risks of investments in the industry include: adverse effects on stock prices by supply and demand both for their specific product or service and

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for industrials industry products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; adverse effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [capital goods and transportation industry groups].
○Capital Goods Industry Risk — Companies in this industry may experience: fluctuations in business cycle, heavy dependence on corporate spending and by other factors affecting manufacturing demands, and may be affected by changing economic conditions
○Transportation Industry Risk — Companies in this industry may experience: cyclical revenues and earnings; adverse effects from governmental policies, such as taxes, tariffs, duties, subsidies, and import and export restrictions; fuel prices; grid-lock slow-downs; labor relations; extreme supply-demand fluctuations exacerbating supply route capacity; and inflation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the

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Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Industrial Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort Materials (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P Materials Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of materials companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes materials companies in the following industries according to the Global Industry Classification Standard (GICS): chemicals; construction materials; containers & packaging; metals & mining; and paper & forest products. These companies are then weighted based on market capitalization.

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The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXB.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-
year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an

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agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Materials Industry Risk — The risks of investments in the industry include: adverse effects from commodity price volatility, exchange rate fluctuations, social and political unrest, war, import or export controls, increased competition; the possibility that production of industrial materials may exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [materials industry group].
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after

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taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

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Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Materials Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager,
have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort MidCap400 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P MidCap 400® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of mid-cap companies listed and domiciled in the U.S. The Index selects 400 companies based on market capitalization. As of May 31, 2026, the market capitalization of companies in the Index was between [$503 million and $33 billion]. The selected companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and

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maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “MID.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, with out regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs,

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futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on mid-cap security prices. Additionally, mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.

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●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P MidCap400 Index[1]	[ ]%	[ ]%	[ ]%
S&P Composite 1500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).

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Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort MSCI Brazil Capped (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the MSCI Brazil 25/50 Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of the large and mid-cap segments of the Brazilian market. The Index seeks to include 85% of the market capitalization in Brazil and selects companies based on their market capitalization and liquidity. These companies are then weighted based on market capitalization, except that no company is allowed to constitute more than 22.5% of the Index and companies that have a weight above 4.5% are not collectively allowed to constitute more than 45% of the Index. The Index’s composition and assigned weights are reevaluated annually in August with additional weight adjustments occurring in February, May, and November. The Index is constructed and

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maintained by MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “MXBR2550.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or

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losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target. Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Brazilian Investments Risk — The Brazilian economy is sensitive to fluctuations in commodity prices and commodity markets, and is heavily dependent on trading with key partners. Any changes in the volume of this trading, in taxes or the institution of tariffs or other trade barriers, or in political relationships between nations may adversely affect the Brazilian economy and, as a result, the Fund’s investments. The Brazilian economy has historically been exposed to

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high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. The Brazilian government currently imposes significant taxes on the transfer of currency. While the Brazilian economy has experienced growth in recent years, there is no guarantee that this growth will continue.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the perfor mance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in [financials industry group].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in Brazil.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e.,

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the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
MSCI Brazil Index[1]	[ ]%	[ ]%	[ ]%
MSCI Emerging Markets Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that are adjusted to reflect the reduction of any withholding taxes and the reinvestment of dividends paid by companies in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may

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trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort MSCI EAFE (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the MSCI EAFE Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of large and mid-capitalization companies across 21 developed market countries around the world, excluding the U.S. and Canada. As of May 31, 2026, the Index included companies from the following countries: [Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom]. The Index seeks to include 85% of the market capitalization

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across those countries and selects companies based on their market capitalization and liquidity. These companies are then weighted based on market capitalization. The Index’s composition and assigned weights are reevaluated semi-annually in May and November with a more limited reevaluation occurring in February and August. The Index is constructed and maintained by MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “MXEA.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, with out regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target. Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an

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agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in [Japan].
○Japanese Investments Risk — Investments in Japan are subject to risks including, but not limited to political, economic, or social instability in Japan; risks associated with Japan’s large government deficit; the prevalence and likelihood of natural disasters in Japan; and heavy dependence on international trade and reliant on imports for its commodity needs. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.

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●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
MSCI EAFE Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that are adjusted to reflect the reduction of any withholding taxes and the reinvestment of dividends paid by companies in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and

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market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort MSCI Emerging Markets (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the MSCI Emerging Markets Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of large and mid-capitalization companies across 24 emerging market countries. As of May 31, 2026, the Index included companies from the following countries: [Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates]. The Index seeks to include 85% of the market capitalization across those countries and

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selects companies based on their market capitalization and liquidity. These companies are then weighted based on market capitalization. The Index’s composition and assigned weights are reevaluated semi-annually in May and November with a more limited reevaluation occurring in February and August. The Index is constructed and maintained by MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “MXEF.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, with out regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target. Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an

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agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Foreign/Emerging Markets Investment Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
To the extent the Fund invests in issuers in China, those investments may be made through legal structures known as variable interest entities (“VIEs”). VIEs allow U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, the Fund’s performance) and undermine the enforceability of the VIE structure.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and information technology industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in [China, India and Taiwan].
○Chinese Investments Risk — Investments in securities of issuers in China include risks such as, less developed or less efficient trading markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; institution of tariffs or other trade barriers; uncertainty surrounding trading suspensions; and a lack of publicly available information China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets.
○Indian Investments Risk — Investments in securities of issuers in India include risks such as, greater government

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control over the economy, including the risk that the Indian government may decide not to continue to support economic reform programs, political and legal uncertainty, competition from low-cost issuers of other emerging economies, institution of tariffs or other trade barriers, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. India has been prone to natural disasters, such as earthquakes and tsunamis which could have a significant negative impact on its economy.
○Taiwanese Investments Risk — Investments in securities of issuers in Taiwan are subject to risks, including, but not limited to, legal, regulatory, political, currency and economic risks that are specific to Taiwan. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries, which may materially affect the Taiwanese companies. Investments in securities of Taiwanese companies are subject to Taiwan’s heavy dependence on exports. Reductions in spending on Taiwanese products and services, labor shortages, institution of tariffs or other trade barriers, or a downturn in any of the economies of Taiwan’s key trading partners, including the United States, may have an adverse impact on the Taiwanese economy and the values of Taiwanese companies.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025

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	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
MSCI Emerging Markets Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that are adjusted to reflect the reduction of any withholding taxes and the reinvestment of dividends paid by companies in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort MSCI Japan (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the MSCI Japan Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of the large and mid-cap segments of the Japanese market. The Index seeks to include 85% of the market capitalization in Japan and selects companies based on their market capitalization and liquidity. These companies are then weighted based on market capitalization. The Index’s composition and assigned weights are reevaluated semi-annually in May and November with a more limited reevaluation occurring in February and August. The Index is constructed and maintained

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by MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “MXJP.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be

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worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the
Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target. Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Japanese Investments Risk — Investments in Japan are subject to risks including, but not limited to (i) political, economic, or social instability in Japan; (ii) risks associated with

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Japan’s large government deficit; (iii) natural disasters particularly likely to occur in Japan; (iv) risks associated with an increasingly aging and declining population that is likely to strain Japan’s social welfare and pension systems; and (v) relatively high unemployment. Since the year 2000, Japan’s economic growth rate has remained relatively low. As an island nation, Japan has limited natural resources and land area, and the Japanese economy is heavily dependent on international trade and reliant on imports for its commodity needs. Fluctuations or shortages in the commodity markets may negatively impact the Japanese economy. Slowdowns in the U.S. and/or China and other Southeast Asian countries, including economic, political or social instability in such countries, could have a negative impact on Japan. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also inject uncertainty into Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Foreign Investment Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [consumer discretionary, financials and industrials industry groups].
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund

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will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2026, the Index had a significant portion of its value in issuers in Japan.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, perfor mance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
MSCI Japan Index[1]	[ ]%	[ ]%	[ ]%
MSCI EAFE Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that are adjusted to reflect the reduction of any withholding taxes and the reinvestment of dividends paid by companies in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio

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Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund
(bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort Nasdaq Biotechnology (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Nasdaq Biotechnology® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of a set of Nasdaq-listed biotechnology and pharmaceutical companies. The Index includes companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. companies) that are included in the biotechnology or pharmaceuticals subsectors, according to the Industry Classification Benchmark. The biotechnology and pharmaceutical subsectors include companies engaged in research into and development of biological substances for the purposes of drug discovery and diagnostic development and manufacturers of prescription or over-the-counter drugs. Companies are selected based on market capitalization and

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liquidity. Selected companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every December, with additional weight adjustments occurring in March, June, and September. The Index is constructed and maintained by Nasdaq Inc. More information about the Index can be found using the Bloomberg ticker symbol “NBI.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, with out regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer

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you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Pharmaceuticals, Biotechnology, and Life Sciences Industry Risk — The risks of investments in the industry include: heavy dependence on patents and intellectual property rights,

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with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. The biotechnology sector may also be affected by risks that affect the broader health care industry, including expenses and losses from extensive litigation on product liability and similar claims. The pharmaceuticals sector may also be affected by risks that affect the broader health care industry, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; supply chain issues; labor shortages; product liability claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounts; and thin capitalization and limited product lines, markets and financial resources or personnel.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [pharmaceuticals, biotechnology & life sciences industry group].
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance

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information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Nasdaq Biotechnology Index[1]	[ ]%	[ ]%	[ ]%
Nasdaq Composite Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort QQQ® (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Nasdaq-100® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of 100 of the largest Nasdaq-listed non-financial companies. The Index includes non-financial companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. companies). The top 100 companies based on market capitalization are included in the Index. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every December, with additional weight adjustments occurring in March, June, and September. The Index is

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constructed and maintained by Nasdaq Inc. More information about the Index can be found using the Bloomberg ticker symbol “NDX.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, with out regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs,

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futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [communication services and information technology industry groups].
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Nasdaq-100® Index[1]	[ ]%	[ ]%	[ ]%
Nasdaq Composite Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort QQQ Mega (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) the daily performance of the Nasdaq-100® Mega Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of the largest companies included in the Nasdaq-100 Index by targeting the performance of approximately the top 45% cumulative weight of the Nasdaq-100 Index. The Nasdaq-100 Index is designed to measure the performance of 100 of the largest non-financial companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. Companies). The index provider ranks each company included in the Nasdaq-100 Index based on market capitalization. The top-ranked companies representing, collectively, no more than 47% of the weight of the Nasdaq-100 Index are selected into the Fund’s Index. As of [February 28, 2026, the Index included eight companies]. The selected companies are then weighted based on market capitalization, subject to a 35% limit. The Index composition and assigned weights are reevaluated every December, with additional

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weight adjustments occurring in March, June, and September. The Index is constructed and maintained by Nasdaq Inc. More information about the Index can be found using the Bloomberg ticker symbol “NDXMEGA.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representa tive sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-
year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an

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agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. A Fund will allocate its investments to approximately the same extent as the Index. As a result, a Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [media & entertainment, semiconductors & semiconductor equipment, software & services, and technology hardware & equipment industry groups].
○Media and Entertainment Industry Risk — Companies in this sector may experience: high costs of research and development of new content and services; changing consumer tastes, and changing consumer discretionary income patterns.
○Semiconductors and Semiconductor Equipment Industry Risk — Companies in this sector may experience: intense competition, wide fluctuations in securities prices due to risks of rapid obsolescence of products, significant research costs, and limited product lines, markets, financial resources or personnel. Companies in this sector may also be affected by risks that affect the broader technology sector.
○Software and Services Industry Risk — Companies in this industry may experience: competitive pressures, such as aggressive pricing, technological developments, cyclical market patterns, changing domestic demand, the ability to attract and retain skilled employees, and dependence on intellectual property rights and potential loss or impairment of those rights.
○Technology Hardware and Equipment Industry Risk — Companies in this industry may experience: effects from industry competition, evolving industry standards, product obsolescence, and changing government regulation. These companies may also be affected by risks that affect the broader information technology industry.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other finan cial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort QQQ Top 30 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) the daily performance of the Nasdaq-100 Top 30 Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of the top 30 companies from the Nasdaq-100 Index. The Nasdaq-100 Index is designed to measure the performance of 100 of the largest non-financial companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. Companies). The largest 30 companies by company weight of the Nasdaq-100 Index are included in the Index. The selected companies are then weighted based on Nasdaq-100 Index weight, subject to a 22.5% limit for any single company and a 48% aggregate limit for all companies with individual weights greater than 4.5%. The Index composition and assigned weights are reevaluated quarterly in March, June, September, and December. The Index is constructed and maintained by Nasdaq Inc. More information

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about the Index can be found using the Bloomberg ticker symbol “NDX30P.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be

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worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the
Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates,

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inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. A Fund will allocate its investments to approximately the same extent as the Index. As a result, a Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [semiconductors & semiconductor equipment and software & services industry groups].
○Semiconductors and Semiconductor Equipment Industry Risk — Companies in this sector may experience: intense competition, wide fluctuations in securities prices due to risks of rapid obsolescence of products, significant research costs, and limited product lines, markets, financial resources or personnel. Companies in this sector may also be affected by risks that affect the broader technology sector.
○Software and Services Industry Risk — Companies in this industry may experience: competitive pressures, such as aggressive pricing, technological developments, cyclical market patterns, changing domestic demand, the ability to attract and retain skilled employees, and dependence on intellectual property rights and potential loss or impairment of those rights.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the
Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.

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Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort Real Estate (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P Real Estate Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of real estate companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes real estate companies in the following industries according to the Global Industry Classification Standard (GICS): diversified real estate investment trusts (“REITs”); industrial REITs; hotel & resort REITs; office REITs; heath care REITs; residential REITs; retail REITs; specialized REITs; and real estate management & development. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every

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September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXRE.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.

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In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Real Estate Industry Risk — Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; periodic overbuilding and market saturation; changes in general and local economic conditions; changes in demographic trends, such as population shifts or changing tastes and values; concentration

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in a particular geographic region or property type; catastrophic events such as earthquakes, hurricanes and terrorist acts; casualty or condemnation losses; decreases in market rates for rents; increased competition; increases in property taxes, interest rates, capital expenditures, or operating expenses; changes in the availability, cost and terms of mortgage funds; defaults by borrowers or tenants; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate industry. Although interest rates have significantly increased since 2022, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets: tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs and other expenses have increased; and rents have declined for many properties. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Similarly, trends in favor of online shopping may negatively affect the real estate market for commercial properties.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [real estate industry group].
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The

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market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Real Estate Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and

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market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort Russell2000 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Russell 2000® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of the small-cap segment of the U.S. markets. The Index selects the 2000 smallest companies in the Russell 3000 Index based on market capitalization. The Russell 3000 Index is designed to measure the performance of the largest 3,000 U.S. companies. As of May 31, 2026, the market capitalization of each company within the Index was below [$26 billion]. The selected companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated

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each June. The Index is constructed and maintained by FTSE Russell. More information about the Index can be found using the Bloomberg ticker symbol “RTY.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, with out regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs,

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futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials, health care and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific

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securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Russell 2000® Index[1]	[ ]%	[ ]%	[ ]%
Russell 3000® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort S&P500® (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P 500® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. These companies are weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPX.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or

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indexes. The Fund invests in derivatives (e.g. [swap agreements and futures contracts]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the
Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does

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not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Futures Risk — Futures prices are affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures market, limits imposed by exchanges, regulators, or futures commission merchants, may further impair the Fund’s ability to achieve its objective and could result in significant losses.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an

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agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [information technology industry group].
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort Semiconductors (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. SemiconductorsSM Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of U.S. companies in the semiconductors subsector. The semiconductor subsector includes producers and distributors of semiconductors and other integrated chips, including other products related to the semiconductor industry, such as semiconductor capital equipment and motherboards. U.S. companies in this sub-sector are selected and then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional

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weight adjustments occurring in March, June and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “DJUSSC.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representa tive sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-
year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an

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agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Semiconductors and Semiconductor Equipment Industry Risk — The risks of investments in the industry include: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. The semiconductors sector may also be affected by risks that affect the broader technology sector, including: government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology sector as a whole.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [semiconductors & semiconductor equipment industry group].
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the

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Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
Dow Jones U.S. Semiconductors Index[1]	[ ]%	[ ]%	[ ]%
S&P 500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort SmallCap600 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P SmallCap 600® Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of small-cap companies listed and domiciled in the U.S. The Index selects 600 companies based on market capitalization. As of May 31, 2026, the market capitalization of companies in the Index was between [$208.5 million and $8.4 billion]. The selected companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More

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information about the Index can be found using the Bloomberg ticker symbol “SML.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be

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worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the
Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Small-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small-cap companies may lack the financial and personnel

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resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices. Additionally, small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [financials and industrials industry groups].
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense

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limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Small-Cap 600 Index[1]	[ ]%	[ ]%	[ ]%
S&P Composite 1500® Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort Technology (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P Technology Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of information technology companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes information technology companies in the following industries according to theGlobal Industry Classification Standard (GICS): IT services; software; communications equipment; technology, hardware, storage & peripherals; electronic equipment, instruments, & components; and semiconductors & semiconductor equipment. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every

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September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXT.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representa tive sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-
year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an

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agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Technology Industry Risk — Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may experience intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the [semiconductors & semiconductor equipment, software & services and technology hardware & equipment industry groups].
○Semiconductors and Semiconductor Equipment Industry Risk — Companies in this sector may experience: intense competition, wide fluctuations in securities prices due to risks of rapid obsolescence of products, significant research costs, and limited product lines, markets, financial resources or personnel. Companies in this sector may also be affected by risks that affect the broader technology sector.
○Software and Services Industry Risk — Companies in this industry may experience: competitive pressures, such as aggressive pricing, technological developments, cyclical market patterns, changing domestic demand, the ability to attract and retain skilled employees, and dependence on intellectual property rights and potential loss or impairment of those rights.
○Technology Hardware and Equipment Industry Risk — Companies in this industry may experience: effects from industry competition, evolving industry standards, product obsolescence, and changing government regulation. These companies may also be affected by risks that affect the broader information technology industry.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific

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securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Technology Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P Total Market Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares UltraShort Utilities (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P Utilities Select Sector Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]%
through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of utilities companies included in the S&P 500 Index. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index includes utilities companies in the following industries according to theGlobal Industry Classification Standard (GICS): electric utilities; gas utilities; multi-utilities; water utilities; and independent power and renewable electricity producers. These companies are then weighted based on market capitalization.

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The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “IXU.”
Under normal circumstances, the Fund will obtain inverse leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse leveraged exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.20%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-
year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an

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agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Utilities Industry Risk — The risks of investments in the industry include: review and limitation of rates by governmental regulatory commissions; the fact that the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; the risk that utilities may engage in riskier ventures where they have little or no experience; and the fact that deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business and create greater competition, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse -2x of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of
May 31, 2026, the Index had a significant portion of its value in issuers in the [utilities industry group].
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented.

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Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

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Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	[ ]	[ ]	[ ]
After Taxes on Distributions	[ ]	[ ]	[ ]
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	[ ]
S&P Utilities Select Sector Index[1]	[ ]%	[ ]%	[ ]%
S&P Total Market Index[1]	[ ]%	[ ]%	[ ]%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager,
have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objectives, Principal Investment Strategies and Related Risks

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This section contains additional details about each Fund’s investment objective, principal investment strategies and related risks.
Investment Objectives
Each series of ProShares (each, a “Fund” and, collectively, the “Funds”) offered in this Prospectus is a “geared” fund.
Each Fund is a “Geared Fund” in the sense that it is designed to seek daily investment results, before fees and expenses, that correspond to the daily performance of a daily benchmark such as the inverse (-1x), multiple (i.e., 2x or 3x), or inverse multiple (i.e., -2x or -3x) of the daily performance of an index (the “Daily Target”) for a single day, not for any other period. The “Short Funds” (i.e., the Funds that have the prefix “Short”, “UltraShort” or “UltraPro Short” in their names) are designed to correspond to the inverse or an inverse multiple of the daily performance of an index. The “Ultra Funds” (i.e., the Funds that have the prefix “Ultra” or “UltraPro” in their names) are designed to correspond to a multiple of the daily performance of an index. The Funds do not seek to achieve their stated investment objectives over a period of time greater than a single day. A “single day” is measured from the time a Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation.
The return of a Fund for periods longer than a day is the product of a series of daily leveraged returns for each trading day during that period. If you hold Fund shares for any period other than a day, it is important for you to understand the risks and long-term performance of a daily objective fund. You should know that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
For periods longer than a day, you will lose money if the Index’s performance is flat. It is possible that you will lose money invested in a Short Fund even if the value of the Index falls during that period or money invested in an Ultra Fund even if the value of the Index rises during that period. Returns may move in the opposite direction of the Index during periods of higher Index volatility, low Index returns, or both. In addition, during periods of higher Index volatility, the Index volatility may affect your return as much or more than the return of the Index.
Investment in a Fund involves risks that are different from and additional to the risks of investments in other types of funds. An investor in a Fund could potentially lose the full value of their investment within a single day.
Each Fund’s investment objective is non-fundamental, meaning that it may be changed by the Board of Trustees (the “Board”) of ProShares Trust (the “Trust”), without the approval of Fund investors. Each Fund reserves the right to substitute a different index or security for its current index.
Principal Investment Strategies
In seeking to achieve each Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to correspond to the inverse (-1x), multiple (i.e., 2x or 3x), or inverse multiple (i.e., -2x or -3x) of the daily performance of its index. Each Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its index or in financial instruments that provide similar exposure.
Each Fund employs various investment techniques designed to achieve their respective investment objectives. These techniques are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs to maintain a high correlation with, and similar aggregate characteristics (e.g., with respect to equity funds, market capitalization and industry weightings) to, the index or inverse of the index, or multiple thereof, as applicable. For example, a Fund may invest in or gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to those of the index. In addition, under certain circumstances, a Fund may invest in or obtain exposure to components not included in the index or overweight or underweight certain components of the index with the intent of obtaining exposure with aggregate characteristics similar to the index, including, as applicable, the general credit profile of the index.
ProShare Advisors does not invest the assets of a Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of a Fund. Each Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its index consistent with its investment objective, without regard to market conditions, trends, direction, or the financial condition of a particular issuer. The Funds do not take temporary defensive positions.

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On a daily basis, each Fund will seek to position its portfolio so that such Fund’s investment exposure is consistent with its investment objective. In general, changes to the level of a Fund’s index each day will determine whether such Fund’s portfolio needs to be repositioned. For example, if a Short Fund’s index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units Issued). As a result, the Fund’s short exposure will need to be decreased. Conversely, if the index has fallen on a given day, net assets of the Short Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s short exposure will need to be increased. Similarly, if an Ultra Fund’s index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the index has fallen on a given day, net assets of the Ultra Fund should fall. As a result, the Fund’s exposure will need to be decreased.
The time and manner in which a Fund rebalances its portfolio may vary from day to day at the sole discretion of ProShare Advisors depending upon market conditions and other circumstances. If for any reason a Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, a Fund may have investment exposure to its underlying index that is significantly greater or less than its stated multiple. As a result, a Fund may be more or less exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.
Additional Information Regarding Principal Risks
Like all investments, investing in a Fund entails risks. The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are described in each Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which a Fund may be subjected, is provided below and under the section titled “Other Risks.” The principal risks are intended to provide information about the factors likely to have a significant adverse impact on a Fund’s returns and consequently the value of an investment in a Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk.
Some of the risks described below apply to all Funds, while others are specific to the investment strategies of certain Funds. Please see “Principal Investment Risks” in each Fund’s Summary Prospectus for more detail about the principal risks applicable to each Fund. The Statement of Additional Information (“SAI”) contains additional information about each Fund, investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.
While the realization of certain of these risks may benefit the Short Funds (including the Short (-1x), UltraShort (-2x) and UltraPro Short (-3x) Funds) because these Funds seek daily investment results, before fees and expenses, that correspond to the inverse or a multiple of the inverse of their respective Index, such occurrences may introduce more volatility to these Funds.
●Derivatives Risk — A Fund may obtain exposure through derivatives (including investing in: swap agreements; futures contracts; options on futures contracts, securities, and indexes; forward contracts; and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities contained in a Fund’s index). The use of derivatives may result in larger losses or smaller gains than directly investing in securities. The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired; 7) risks arising from margin requirements; 8) operational risk (such as documentation issues, settlement issues and systems failures); and 9) legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.
In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index or a similar index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of the ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk and may not achieve as

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high a degree of correlation with its index as it would if the Fund only used swaps on the underlying index.
●Counterparty Risk — A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments (including derivatives and repurchase agreements) entered into by the Fund. A Fund generally structures the agreements such that either party can terminate the contract at any time, including intraday, without penalty prior to the termination date. If a counterparty terminates a contract, a Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, a Fund typically enters into transactions with major financial institutions. A Fund also seeks to mitigate risks by generally requiring that the counterparties agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, a Fund will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.
The counterparty to a cleared swap agreement and/or exchange-traded futures contract is subject to the credit risk of the clearing house and the futures commission merchant (“FCM”) through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to a Fund. For example, a Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures and options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, a Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In certain cases with respect to cleared swaps, the FCM may also transfer any excess initial margin posted by a Fund to the clearing house. Regulations promulgated by the CFTC require that the FCM notify the clearing house of the excess initial margin provided by the FCM to the clearing house that is attributable to each customer. However, if the FCM does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the assets attributable to it in the clearing house’s omnibus account to satisfy payment obligations a defaulting customer of the FCM has to the clearing house.
In addition, a Fund may enter into agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize returns on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of returns on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to

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such proceedings in the European Union or United Kingdom (sometimes referred to as a “bail in”).
Moreover, with respect to the use of swap agreements, although the term of the agreement may be for a specified period ranging from a day to more than one year, either party may generally terminate the agreement without penalty prior to the termination. As a result, if the underlying reference asset has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the reference asset reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.
●Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, perceptions regarding the industries in which issuers operate, or factors relating to specific companies in which the Fund invests. In addition, adverse changes in one sector or industry with respect to a particular company may negatively impact companies in other sectors or increase market volatility. Further, stocks in the index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.
●Risks Specific to the Copper Markets — Several factors may affect the price of copper and, in turn, copper futures contracts and other assets, including, but not limited to:
○Significant increases or decreases in the available supply of copper due to natural or technological factors. Natural factors would include depletion of known cost-effective copper ore deposits or the impact of severe weather, seismic activity, or other natural disasters on the ability to mine or distribute copper. Technological factors would include increases in supply created by new or improved mining, smelting, and refining equipment and methods, or decreases caused by failure or unavailability of major processing equipment (for example, shutting down or constructing copper smelters or refineries).
○Copper is an industrial metal and, in addition to factors affecting commodities generally, copper-related investments may be subject to a number of additional factors specific to industrial metals, including: disruptions in the supply chain from mining to storage to smelting or refining; adjustments to inventory; variations in production costs, including storage, labor and energy costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally. Companies in the copper and metal ore mining industry are also at risk of liability for environmental damage and product liability claims and may incur significant environmental remediation costs in complying with environmental laws and affect, indirectly, copper prices.
○A significant change in the attitude of speculators and investors towards copper. Should the speculative community take a negative or positive view towards copper, it could cause a change in world prices of copper, which could have a corresponding positive or negative impact on the price of a Fund’s shares.
○Large purchases or sales of copper by the official sector. Governments and large institutions have significant commodities holdings or may establish major commodities positions. For example, nations with centralized or state-owned mining operations, as well as major copper-producing countries such as Chile and Peru, control large physical quantities of copper. If one or more of these institutions decides to buy or sell copper in amounts large enough to cause a change in world prices, the price of a Fund’s shares will be affected.
○The United States or foreign governments may pass laws or regulations limiting copper investments for strategic or other policy reasons. Events in major producing regions, including expropriation, nationalization, confiscation of assets and property of mining companies, or the imposition of restrictions on foreign investments or repatriation of capital, could have a material adverse effect on copper supply and prices.
○Political factors such as the imposition of regulations or entry into trade treaties, as well as political disruptions caused by societal breakdown, insurrection, labor strikes at major mining operations, and/or war may greatly influence copper supply and prices.

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○Exchange rate fluctuations, import or export controls, military coups, social unrest, terrorism, violence, and labor unrest in major copper-producing regions may also materially affect copper supply and prices. Production of copper may also exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.
○A significant increase or decrease in copper hedging activity by copper producers. Should there be an increase or decrease in the level of hedge activity of copper mining companies, countries, and/or organizations, it could cause a change in world prices of copper, causing the price of a Fund’s shares to be affected.
○Recent policy initiatives undertaken by the U.S. government and other governments that impact international relations, trade agreements, and the overall regulatory environment could create uncertainty and instability in domestic and global markets. In particular, actions taken in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and regional instability, all of which could significantly influence copper supply and prices. Additionally, tariffs or export restrictions targeting copper or copper-dependent industries could further exacerbate price volatility.
●Risks Specific to the Gold Markets — Several factors may affect the price of gold, including, but not limited to:
○Significant increases or decreases in the available supply of gold due to natural or technological factors. Natural factors would include depletion of known cost-effective gold deposits or the impact of severe weather, seismic activity, or other natural disasters on the ability to mine or distribute gold. Technological factors would include increases in supply created by new or improved mining, extraction, and refining equipment and methods, or decreases caused by failure or unavailability of major processing equipment (for example, shutting down or constructing gold refineries or processing facilities).
○Global gold supply and demand is also influenced by gold’s uses in jewelry, technology, and industrial applications, as well as purchases made by investors in the form of bars, coins and other gold products. Production and cost levels in major gold-producing countries — such as China, the United States, and Australia — may also significantly affect the supply and price of gold. Gold mining operations may additionally be adversely affected by underground fires, unexpected geological formations, unanticipated ground and water conditions, and mandated expenditures for safety and pollution control devices.
○A significant change in the attitude of speculators and investors towards gold. Should the speculative community take a negative or positive view towards gold, it could cause a change in world prices of gold, which could have a corresponding positive or negative impact on the price of a Fund’s shares.
○In times of significant inflation or great economic uncertainty, gold may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold may be adversely affected. Additionally, returns on gold-related investments may be more volatile than investments in broader equity or debt markets.
○If one or more governments or central banks sold their holdings of gold in significant quantities, it could cause gold prices to fall sharply. Economic, social and political conditions in countries that are the largest producers of gold may also have a direct negative effect on the production and marketing of gold. Government restrictions on private ownership of gold or mining land, import controls, expropriation, nationalization, confiscation of assets, repatriation of capital, military coups, social unrest, and labor unrest in major gold-producing regions could further disrupt supply and adversely affect prices.
○Large purchases or sales of gold by the official sector. Governments, central banks, and large institutions have significant gold holdings or may establish major gold positions. Central banks in particular hold substantial gold reserves as part of their monetary policy strategies, and coordinated buying or selling programs — such as those governed by the Central Bank Gold Agreements — can meaningfully influence global gold supply and prices. If one or more of these institutions decides to buy or sell gold in amounts large enough to cause a change in world prices, the price of a Fund’s shares will be affected.
○Political factors such as the imposition of regulations or entry into trade treaties, as well as political disruptions caused by societal breakdown, insurrection, labor strikes at major mining operations, and/or war may greatly influence gold supply and prices. Gold prices have historically been sensitive to geopolitical uncertainty, as investors often treat gold as a safe-haven asset during periods of instability, which may amplify price movements beyond what supply and demand fundamentals alone would suggest.
○The majority of gold producers are located in a limited number of countries, and economic, political, or other factors affecting one or more major gold-producing nations may have substantial effects on gold prices. Government intervention — including restrictions on private ownership of gold, changes in tax treatment, and investment regulation — may also significantly affect gold supply and prices.
○A significant increase or decrease in gold hedging activity by gold producers. Should there be an increase or decrease in the level of hedge activity of gold mining

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companies, countries, and/or organizations, it could cause a change in world prices of gold, causing the price of a Fund’s shares to be affected. Notably, the trend among major gold producers to reduce or eliminate forward-selling hedge books has historically contributed to upward price pressure, while re-hedging activity could have the opposite effect. Gold producer hedging may take a variety of forms, including forwards, options, futures contracts, and more advanced derivative structures covering gold, other metals, or currency. Extreme events in the gold market may result in these hedging positions becoming financial liabilities, which could adversely affect the producers and, indirectly, gold prices.
○Recent policy initiatives undertaken by the U.S. government and other governments that impact international relations, trade agreements, and the overall regulatory environment could create uncertainty and instability in domestic and global markets. In particular, actions taken in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and regional instability, all of which could significantly influence gold supply and prices. Additionally, changes in U.S. monetary policy, interest rate environments, and the relative strength of the U.S. dollar — each of which may be influenced by government fiscal and trade policy — can have a pronounced effect on gold prices, as gold is globally priced in U.S. dollars and is frequently used as a hedge against currency devaluation and inflation.
○Changes in tax or currency laws of the U.S. and foreign countries may also inhibit the Fund’s ability to pursue its investment policies or increase the costs of doing so. Because gold is globally priced in U.S. dollars, investments in gold may be less liquid, and price changes in gold may be more volatile, than investments in the securities of U.S. companies.
●Risks Specific to the Natural Gas Markets — Several factors may affect the price of natural gas, including, but not limited to:
○Significant increases or decreases in the available supply of natural gas due to natural or technological factors. Natural factors would include depletion of known cost-effective natural gas reserves or the impact of severe weather, including hurricanes, extreme cold, or other natural disasters on the ability to produce, transport, or distribute natural gas. Technological factors would include increases in supply created by new or improved extraction, processing, and liquefaction equipment and methods — such as advances in hydraulic fracturing (“fracking”) and horizontal drilling — or decreases caused by failure or unavailability of major processing or pipeline infrastructure (for example, shutting down or constructing natural gas processing plants, liquefied natural gas (“LNG”) terminals, or interstate pipeline systems).
○Natural gas supply may also be adversely affected by service disruptions, pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases, and other environmental risks. The availability and costs of transportation methods may also affect natural gas supply and prices.
○A significant change in the attitude of speculators and investors towards natural gas. Should the speculative community take a negative or positive view towards natural gas, it could cause a change in world prices of natural gas, which could have a corresponding positive or negative impact on the price of a Fund’s shares.
○Speculative positions in natural gas may be particularly influenced by seasonal factors, weather patterns, storage levels, and shifts in expectations regarding near-term supply and demand dynamics.
○Large purchases or sales of natural gas by the official sector. Governments and large institutions have significant natural gas holdings or may establish major natural gas positions. For example, nations with state-owned or nationalized natural gas production and distribution — such as Russia, Qatar, and Iran, which collectively hold a substantial share of global proven reserves — control large physical quantities of natural gas. If one or more of these institutions decides to buy or sell natural gas in amounts large enough to cause a change in world prices, the price of a Fund’s shares will be affected.
○Energy companies may also be subject to risks associated with less-developed regulatory regimes or a history of expropriation, nationalization, or other adverse policies, which could affect the availability and price of natural gas. Governments may also pass laws or regulations limiting natural gas investments for strategic or other policy reasons.
○Political factors such as the imposition of regulations or entry into trade treaties, as well as political disruptions caused by societal breakdown, insurrection, sabotage of pipeline or LNG infrastructure, and/or war may greatly influence natural gas supply and prices. Natural gas markets are particularly sensitive to geopolitical developments given the reliance of many importing nations on long-term supply agreements and fixed pipeline infrastructure, which limits the ability to rapidly redirect supply in response to disruptions.
○Natural gas markets may also be adversely affected by cyber incidents, terrorism and state-sponsored attacks on energy infrastructure, the enactment or cessation of trade sanctions or import controls, and changes in exchange rates, interest rates, and tax treatment. Geopolitical conflicts have led to significant disruptions and increased volatility in natural gas markets, and the

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effects of such conflicts and associated sanctions are difficult to predict.
○A significant increase or decrease in natural gas hedging activity by natural gas producers. Should there be an increase or decrease in the level of hedge activity of natural gas producing companies, countries, and/or organizations, it could cause a change in world prices of natural gas, causing the price of a Fund’s shares to be affected.
○Recent policy initiatives undertaken by the U.S. government and other governments that impact international relations, trade agreements, and the overall regulatory environment could create uncertainty and instability in domestic and global markets. In particular, actions taken in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and regional instability, all of which could significantly influence natural gas supply and prices. Additionally, domestic and international energy policy decisions — including regulations governing LNG export approvals, pipeline permitting, emissions standards, and the transition to renewable energy sources — could materially affect the demand for and price of natural gas.
○A significant portion of natural gas revenues may depend on a relatively small number of customers, including governmental entities and utilities, and governmental budget constraints may have a material adverse effect on natural gas demand and prices. Energy companies in the natural gas sector may also be at risk for environmental damage claims. The development of alternative energy sources and the global transition to cleaner energy could reduce long-term demand for natural gas and adversely affect prices.
●Risks Specific to the Crude Oil Markets — Several factors may affect the price of crude oil, including, but not limited to:
○Significant increases or decreases in the available supply of crude oil due to natural or technological factors. Natural factors would include depletion of known cost effective sources for crude oil or the impact of severe weather on the ability to produce or distribute crude oil. Technological factors would include increases in availability created by new or improved extraction, refining and processing equipment and methods or decreases caused by failure or unavailability of major refining and processing equipment (for example, shutting down or constructing oil refineries).
○Crude oil supply may also be adversely affected by operational risks including pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases, and other environmental hazards. Capital expenditures on exploration and production are a significant driver of crude oil supply, and reductions in such expenditures may reduce available supply over time. Energy companies may also face a risk of liability from accidents resulting in injury or loss of life or property, pollution, or other environmental damage.
○A significant change in the attitude of speculators and investors towards crude oil. Should the speculative community take a negative or positive view towards crude oil, it could cause a change in world prices of crude oil, which could have a corresponding positive or negative impact on the price of a Fund’s shares.
○Crude oil markets have historically experienced extreme volatility, including instances where significant market volatility caused the market price of near-term crude oil futures contracts to fall to or below zero for a period of time. Investors should be aware that speculative activity can exacerbate price dislocations beyond what supply and demand fundamentals would suggest.
○Large purchases or sales of crude oil by the official sector. Governments and large institutions have large commodities holdings or may establish major commodities positions. For example, nations with centralized or nationalized oil production and organizations such as the Organization of Petroleum Exporting Countries control large physical quantities of crude oil. If one or more of these institutions decides to buy or sell crude oil in amounts large enough to cause a change in world prices, the price of a Fund’s shares will be affected.
○The policies of OPEC and non-OPEC energy exporters — such as the Russian Federation — and the relationships among OPEC members and between OPEC and oil-importing nations, are significant factors affecting global crude oil supply and prices. Coordinated production cuts or increases by OPEC and allied producers (OPEC+) can have a material and rapid effect on global oil prices. Taxation, tariffs, and the availability and costs of transportation methods may also affect crude oil supply and market prices.
○Political factors such as imposition of regulations or entry into trade treaties, as well as political disruptions caused by societal breakdown, insurrection and/or war may greatly influence crude oil supply and prices.
○Crude oil markets may also be adversely affected by cyber incidents, terrorism and state-sponsored attacks on energy infrastructure, the enactment or cessation of trade sanctions or import controls and changes in exchange rates, interest rates, and tax treatment. Energy companies may operate in or engage in transactions involving countries with less-developed regulatory regimes or a history of expropriation, nationalization, confiscation of assets, or other adverse policies, which could adversely affect crude oil supply and prices.

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○A significant increase or decrease in crude oil hedging activity by crude oil producers. Should there be an increase or decrease in the level of hedge activity of crude oil producing companies, countries and/or organizations, it could cause a change in world prices of crude oil, causing the price of a Fund’s shares to be affected.
○Recent policy initiatives undertaken by the U.S. government and other governments that impact international relations, trade agreements and the overall regulatory environment could create uncertainty and instability in domestic and global markets. In particular, actions taken in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment and regional instability, all of which could significantly influence crude oil supply and prices.
○Government policies promoting the development of alternative energy sources, energy conservation, and the transition to lower-carbon energy systems could reduce long-term demand for crude oil. Energy companies may also be at risk of environmental damage claims and other litigation related to pollution, spills, or other environmental mishaps. A significant portion of revenues of crude oil-related companies may depend on a relatively small number of customers, including governmental entities and utilities.
●Risks Specific to the Palladium Markets — Several factors may affect the price of palladium and, in turn, the palladium futures contracts and other assets, if any, owned by a Fund, including, but not limited to:
○Significant increases or decreases in the available supply of palladium due to natural or technological factors. Natural factors would include depletion of known cost-effective palladium deposits or the impact of severe weather, seismic activity, flooding of mine shafts, or other natural disasters on the ability to mine or distribute palladium. Technological factors would include increases in supply created by new or improved mining, smelting, and refining equipment and methods, or decreases caused by failure or unavailability of major processing equipment (for example, shutting down or constructing palladium smelting or refining facilities). Additionally, advances in palladium recovery and recycling technology — particularly from spent automotive catalytic converters — represent a meaningful secondary supply source that could influence overall market supply levels.
○Investments in palladium group metals mining companies involve substantial economic and political risks. Palladium mining is highly concentrated geographically, and exploration projects may not prove successful, which may limit the development of new supply sources. Energy costs, exchange rates, and interest rates may also affect the cost and level of palladium production.
○A significant change in the attitude of speculators and investors towards palladium. Should the speculative community take a negative or positive view towards palladium, it could cause a change in world prices of palladium, which could have a corresponding positive or negative impact on the price of a Fund’s shares. Palladium’s relatively small and concentrated market may amplify the impact of speculative activity compared to more broadly traded commodities.
○Large purchases or sales of palladium by the official sector. Governments and large institutions have significant palladium holdings or may establish major palladium positions. Palladium mining is highly concentrated, with Russia and South Africa together accounting for the substantial majority of global production. State-owned or state-affiliated mining enterprises in these countries, such as Norilsk Nickel in Russia, exert significant influence over global palladium supply. If one or more of these institutions decides to buy or sell palladium in amounts large enough to cause a change in world prices, the price of a Fund’s shares will be affected. Strategic stockpile releases or accumulations by sovereign entities could also cause sudden and significant price dislocations.
○The imposition of restrictions on foreign investments or repatriation of capital in major palladium-producing jurisdictions could further affect global palladium supply and investor access to palladium-related investments.
○Political factors such as the imposition of regulations or entry into trade treaties, as well as political disruptions caused by societal breakdown, insurrection, labor strikes at major mining operations, and/or war may greatly influence palladium supply and prices. Given that a substantial portion of global palladium supply originates in Russia and South Africa, geopolitical tensions, international sanctions, or civil unrest in either country — including labor disputes at major platinum group metals (“PGM”) mining operations — could cause severe and prolonged supply disruptions. Export restrictions or sanctions targeting Russian palladium, in particular, could have an outsized impact on global availability and prices.
○Terrorism, military coups, and natural disasters in major palladium-producing regions could also cause sudden and severe supply disruptions. The effects of trade sanctions imposed on Russia or other palladium-producing jurisdictions are difficult to predict and may be long-lasting.
○A significant increase or decrease in palladium hedging activity by palladium producers. Should there be an

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increase or decrease in the level of hedge activity of palladium mining companies, countries, and/or organizations, it could cause a change in world prices of palladium, causing the price of a Fund’s shares to be affected.
○Recent policy initiatives undertaken by the U.S. government and other governments that impact international relations, trade agreements, and the overall regulatory environment could create uncertainty and instability in domestic and global markets. In particular, actions taken in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and regional instability, all of which could significantly influence palladium supply and prices. Additionally, environmental and emissions regulations governing the automotive industry — including mandates relating to catalytic converter standards, the transition to battery electric vehicles (“BEVs”), and stricter emissions testing regimes — could materially affect demand for palladium, as automotive catalytic converters represent the dominant end-use for the metal. A significant shift away from internal combustion engines toward BEVs, which do not use palladium-based catalysts, could reduce long-term demand and place sustained downward pressure on palladium prices.
○Government policies supporting the electrification of the vehicle fleet — such as tax credits and subsidies for electric vehicles — have accelerated the pace of BEV adoption, but there is no assurance that such policies will continue. Changes in or the elimination of such policies could create uncertainty regarding the pace of the energy transition and, in turn, affect palladium demand. Obsolescence of internal combustion engine technology and new product introductions in the automotive sector could also have a material impact on palladium demand and prices.
●Risks Specific to the Platinum Markets — Several factors may affect the price of platinum and, in turn, the platinum futures contracts and other assets, if any, owned by a Fund, including, but not limited to:
○Significant increases or decreases in the available supply of platinum due to natural or technological factors. Natural factors would include depletion of known cost-effective platinum deposits or the impact of severe weather, seismic activity, flooding of mine shafts, or other natural disasters on the ability to mine or distribute platinum. Technological factors would include increases in supply created by new or improved mining, smelting, and refining equipment and methods, or decreases caused by failure or unavailability of major processing equipment (for example, shutting down or constructing platinum smelting or refining facilities). Additionally, advances in platinum recovery and recycling technology — particularly from spent automotive catalytic converters, industrial equipment, and jewelry — represent a meaningful secondary supply source that could influence overall market supply levels.
○Platinum has historically been important for its industrial uses as an essential catalyst in automotive catalytic converters, certain chemical and refining processes, and for jewelry fabrication. The success of exploration projects is an important driver of new platinum supply, and many exploration projects do not ultimately result in producing mines.
○A significant change in the attitude of speculators and investors towards platinum. Should the speculative community take a negative or positive view towards platinum, it could cause a change in world prices of platinum, which could have a corresponding positive or negative impact on the price of a Fund’s shares. Platinum’s relatively small and thinly traded market may amplify the impact of speculative activity compared to more broadly traded commodities, and investor sentiment may shift materially based on perceived substitutability between platinum and palladium in industrial applications.
○Large purchases or sales of platinum by the official sector. Governments and large institutions have significant platinum holdings or may establish major platinum positions. Platinum mining is extraordinarily concentrated, with South Africa alone accounting for approximately 70–75% of global primary production, and Zimbabwe representing the next largest source. State-owned or state-affiliated mining enterprises and labor organizations in these countries exert significant influence over global platinum supply. If one or more of these institutions decides to buy or sell platinum in amounts large enough to cause a change in world prices, the price of a Fund’s shares will be affected. Strategic stockpile releases or accumulations by sovereign entities could also cause sudden and significant price dislocations.
○The imposition of restrictions on foreign investments or repatriation of capital, or the enactment of laws limiting platinum investments for strategic policy reasons, in major platinum-producing jurisdictions could further adversely affect global platinum supply and investor access to platinum-related investments.
○Political factors such as the imposition of regulations or entry into trade treaties, as well as political disruptions caused by societal breakdown, insurrection, labor strikes at major mining operations, and/or war may greatly influence platinum supply and prices. Given that the substantial majority of global platinum supply originates in South Africa, geopolitical tensions, civil unrest, power grid instability — including chronic electricity shortages (“load shedding”) that have historically disrupted South African mining operations — and labor disputes at major platinum group metals (“PGM”) mining operations could

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cause severe and prolonged supply disruptions. Political and economic instability in Zimbabwe, the second-largest producing nation, could similarly affect global supply availability and prices.
○Terrorism, military coups, and natural disasters in major platinum-producing regions could also cause sudden and severe supply disruptions, the effects of which are difficult to predict.
○A significant increase or decrease in platinum hedging activity by platinum producers. Should there be an increase or decrease in the level of hedge activity of platinum mining companies, countries, and/or organizations, it could cause a change in world prices of platinum, causing the price of a Fund’s shares to be affected.
○Recent policy initiatives undertaken by the U.S. government and other governments that impact international relations, trade agreements, and the overall regulatory environment could create uncertainty and instability in domestic and global markets. In particular, actions taken in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and regional instability, all of which could significantly influence platinum supply and prices. Additionally, environmental and emissions regulations governing the automotive and industrial sectors — including mandates relating to catalytic converter standards for diesel engines, hydrogen fuel cell technology development, and evolving emissions testing regimes — could materially affect demand for platinum. Unlike palladium, which is predominantly used in gasoline-powered catalytic converters, platinum is more heavily used in diesel engine catalytic converters and is an essential component in hydrogen fuel cells, meaning that the long-term demand outlook for platinum is shaped by competing forces: potential headwinds from the decline of diesel vehicles in certain markets, offset by potential tailwinds from the growth of hydrogen energy infrastructure and fuel cell electric vehicles (“FCEVs”). The net effect of these competing demand dynamics on platinum prices is uncertain and could be material.
○Government policies supporting clean energy and the hydrogen economy — including subsidies, tax incentives, and mandates for hydrogen fuel cell adoption — may have a material effect on platinum demand. However, there is no assurance that such policies will continue or be implemented as anticipated, and changes in or elimination of these policies could adversely affect platinum prices. Additionally, technological obsolescence in the automotive and industrial sectors — including the development of platinum-free catalysts or alternative fuel cell technologies — could reduce demand for platinum.
●Risks Specific to the Silver Markets — Several factors may affect the price of silver and, in turn, the silver futures contracts and other assets, if any, owned by a Fund, including, but not limited to:
○Significant increases or decreases in the available supply of silver due to natural or technological factors. Natural factors would include depletion of known cost-effective silver deposits or the impact of severe weather, seismic activity, flooding of mine shafts, or other natural disasters on the ability to mine or distribute silver. Technological factors would include increases in supply created by new or improved mining, smelting, and refining equipment and methods, or decreases caused by failure or unavailability of major processing equipment (for example, shutting down or constructing silver smelting or refining facilities). Notably, a significant portion of global silver supply is produced as a byproduct of mining for other metals — including copper, gold, lead, and zinc — meaning that silver supply levels are substantially influenced by production decisions made in those separate commodity markets, independent of silver-specific demand or price signals. Additionally, advances in silver recovery and recycling technology — particularly from spent solar panels, electronics, and industrial equipment — represent a meaningful and growing secondary supply source that could influence overall market supply levels.
○Silver mining operations may additionally be adversely affected by industrial accidents, underground fires, unexpected geological formations, unanticipated ground and water conditions, labor disputes, changes in exchange rates and interest rates, and mandated expenditures for safety and pollution control. Events in major silver-producing regions — including expropriation, nationalization, confiscation of assets, military coups, social unrest, and labor unrest — could also cause supply disruptions.
○A significant change in the attitude of speculators and investors towards silver. Should the speculative community take a negative or positive view towards silver, it could cause a change in world prices of silver, which could have a corresponding positive or negative impact on the price of a Fund’s shares. Silver’s market is characterized by a dual identity as both a precious metal and an industrial commodity, meaning that investor sentiment may shift rapidly and significantly in response to changes in either macroeconomic conditions — such as inflation expectations, interest rate movements, and U.S. dollar strength — or industrial demand trends, including

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growth in renewable energy and electronics manufacturing. This dual nature may result in silver prices exhibiting greater volatility than either purely industrial or purely precious metals commodities.
○An economic slowdown could have a particularly negative impact on silver’s industrial demand and, consequently, its price. In times of significant inflation or great economic uncertainty, silver may outperform traditional investments; however, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of silver may be adversely affected.
○Large purchases or sales of silver by the official sector. Governments and large institutions have significant silver holdings or may establish major silver positions. Unlike gold, silver is not widely held as a formal monetary reserve asset by central banks; however, sovereign wealth funds, large financial institutions, and industrial end-users may accumulate or liquidate significant silver positions in response to macroeconomic or industrial conditions. Major silver-producing nations — including Mexico, China, Peru, and Russia — may also influence global supply through state-affiliated mining enterprises or export policies. If one or more of these institutions decides to buy or sell silver in amounts large enough to cause a change in world prices, the price of a Fund’s shares will be affected.
○The United States or foreign governments may also pass laws or regulations limiting silver investments for strategic or other policy reasons. Changes in international monetary policies and economic and political conditions — including the implementation or increase of tariffs by various governments — can affect the supply of silver and, consequently, the value of silver investments.
○Political factors such as the imposition of regulations or entry into trade treaties, as well as political disruptions caused by societal breakdown, insurrection, labor strikes at major mining operations, and/or war may greatly influence silver supply and prices. Silver mining is geographically dispersed across politically diverse jurisdictions — including Mexico, Peru, China, Russia, and Chile — meaning that supply disruptions may arise from a wide range of distinct geopolitical environments simultaneously or in succession. Labor disputes at major silver or base metal mining operations, export restrictions imposed by producing nations, or sanctions targeting key market participants could each contribute to significant supply disruptions and price volatility.
○Events in major silver-producing regions — including expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments or repatriation of capital, military coups, social unrest, violence, and labor unrest — could cause material supply disruptions across multiple silver-producing jurisdictions simultaneously.
○A significant increase or decrease in silver hedging activity by silver producers. Should there be an increase or decrease in the level of hedge activity of silver mining companies, countries, and/or organizations, it could cause a change in world prices of silver, causing the price of a Fund’s shares to be affected. Because a substantial portion of silver is produced as a byproduct of other metals mining, hedging decisions made by producers of copper, gold, lead, and zinc may indirectly affect silver supply and market dynamics as well.
○Recent policy initiatives undertaken by the U.S. government and other governments that impact international relations, trade agreements, and the overall regulatory environment could create uncertainty and instability in domestic and global markets. In particular, actions taken in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and regional instability, all of which could significantly influence silver supply and prices. Additionally, government policies promoting or retarding the adoption of solar energy, electric vehicles, and advanced electronics manufacturing — each of which relies heavily on silver as a critical input — could materially affect industrial demand for silver. Silver is an essential component in photovoltaic solar cells, and the pace of global solar energy deployment, which is significantly influenced by government subsidies, renewable energy mandates, and carbon reduction commitments, may have a pronounced and growing effect on silver demand and prices. Conversely, changes in U.S. monetary policy, interest rate environments, and the relative strength of the U.S. dollar — each of which may be influenced by government fiscal and trade policy — can affect silver prices in its capacity as a precious metal and store of value.
○Government policies supporting solar energy and electric vehicle adoption — such as tax credits and subsidies under renewable energy legislation — have been significant drivers of silver’s industrial demand, but there is no assurance that such policies will continue. The United States or foreign governments may also pass laws or regulations limiting silver investments for strategic or other policy reasons.
○Large-Cap Company Investment Risk — Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, or consumer tastes and also may not be able to attain the high growth rate of successful smaller companies.

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○Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.
●Correlation Risk — A number of factors may affect a Fund’s ability to achieve a high degree of correlation with the index, and there is no guarantee that a Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective, and the percentage change of a Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the Daily Target.
In order to achieve a high degree of correlation with the index, each Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the index may prevent a Fund from achieving a high degree of correlation with the index and may expose the Fund to greater leverage risk. Market disruptions or closures, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which a Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the index’s movements, including intraday movements. Because of this, it is unlikely that a Fund will have perfect exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the index is volatile, particularly when the index is volatile at or near the close of the trading day.
●Money Market Instruments Risk — Money market instruments may be adversely affected by market and economic events. Adverse economic, political or other developments affecting issuers of money market instruments or defaults by transaction counterparties may also have a negative impact on the performance and liquidity of such instruments. Each of these could have a negative impact on the performance of a Fund. Money market instruments may include money market funds.
●Risk of Investing in Affiliated Money Market Exchange-Traded Fund (ETF) – Investing in an affiliated investment company exposes the Fund to the same risks that affect the affiliated fund, including the risk that its investment strategy may not achieve intended results. The affiliated money market ETF does not seek to maintain a stable net asset value. The affiliated money market ETF invests in U.S. Treasury bills, notes or bonds with remaining maturities of 93 days or less and would be negatively impacted by adverse events in the U.S. Treasury markets. The affiliated money market ETF’s share price may also be adversely affected during periods of high redemption activity or illiquid markets. In addition, the actions of a few large investors in the affiliated money market ETF could significantly influence its share price.
●Industry Concentration Risk — Each Index may have a significant portion of its value in issuers in an industry or group of industries. A Fund will allocate its investments to approximately the same extent as the Index. As a result, a Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. Financial, economic, business, regulatory conditions, and other developments affecting issuers in a particular industry or group of industries will have a greater effect on a Fund, and if securities of the particular industry or group of industries fall out of favor, a Fund could underperform, or its net asset value may be more volatile than, funds that have greater industry diversification.
●Automobiles & Components Industry Risk — The risks of investments in the industry include: cyclicality of revenues and earnings, with potential of periodic operating losses; labor relations and fluctuating component prices; significant capital expenditures in automotive technologies (e.g., autonomous vehicle technologies) that may not generate profits for several years, if ever; and adverse effects from governmental policies, such as taxes, tariffs, duties, subsidies, and import and export restrictions. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the industry.
●Banks Industry Risk — The risks of investments in the industry include: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; economic conditions; credit rating downgrades; and increased inter-sector consolidation and competition. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual bank or on the sector as a whole cannot be predicted. The banks industry may also be affected by risks that affect the broader financial services industry.
The distress, impairment, or failure of one or more banking institutions may affect the value of investments in the

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industry. The failure of a banking institution could raise economic concerns over disruption in the industry. There can be no certainty that any actions taken by governments or quasi-governmental organizations will be effective in mitigating the effects of banking institution failures on the economy or restoring public confidence in the banking industry.
●Capital Goods Industry Risk — The risks of investments in the industry include: fluctuations in the business cycle, heavy dependence on corporate spending and by other factors affecting manufacturing demands. The capital goods industry may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease due to weakening demand, worsening business cash flows, tighter credit controls and deteriorating profitability. During times of economic volatility, corporate spending may fall and adversely affect the capital goods industry. The capital goods industry may also be affected by changes in interest rates, corporate tax rates and other government policies. Many capital goods are sold internationally, and such companies are subject to market conditions in other countries and regions.
●Commercial and Professional Services Industry Risk — The risks of investments in the industry include: adverse effects on stock prices by supply and demand for their specific services and for commercial and professional services industry in general; a decline in service demand due to rapid technological advancements; adverse effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage.
●Communication Services Industry Risk — The risk of investments in the industry include: the potential obsolescence of products and services due to increasing competition from the innovation of competitors; increased research and development costs and capital requirements to formulate new products and services that utilize new technology; pricing new and existing products to match or beat industry competitors, shifting demographics and changes to consumer taste, which can negatively impact profitability; and regulation by the Federal Communications Commission and various state regulatory authorities. Companies in the communication services industry may be more susceptible to cybersecurity issues than companies in other industries, including hacking, theft of proprietary or consumer information, and disruptions in service.
●Consumer Discretionary Industry Risk — The risks of investments in the industry include: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, supply chains, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demograph ics and consumer tastes, which can affect the success of consumer products.
●Consumer Services Industry Risk — The risks of investments in the industry include: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, supply chains, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
●Consumer Staples Industry Risk — The risks of investments in the industry include: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
●Cloud Computing Risk — Cloud Computing companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions, evolving regulation of the Internet and new privacy laws. Such companies are also susceptible to operational and information security risks including those associated with hardware or software failures, interruptions or delays in service by third party vendors, and security breaches. The business models employed by companies in the cloud computing industry may not prove to be successful. Finally, Cloud Computing companies may only derive a portion of their revenue or profits from cloud computing products and services.
●Cybersecurity Investing Risk — Cybersecurity companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Finally, Cybersecurity companies may only derive a portion of their revenue or profits from cybersecurity products and services.
●Diversified Financials Industry Risk — The risks of investments in the industry include: changes in credit ratings, interest rates, loan losses, the performance of credit and financial markets and the availability and cost of capital funds; and adverse effects from governmental regulation and oversight. The diversified financials industry may also be affected by risks that affect the broader financials industry.

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●Energy Industry Risk — The risks of investments in the industry include: adverse effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events, international conflicts or threat of conflicts and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; the fact that the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; and risk for environmental damage claims. The energy industry has recently experienced significant volatility due to dramatic changes in the prices of energy commodities, and it is possible that such volatility will continue in the future.
On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets for securities and commodities, including oil. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. How long such conflict and related events will last and whether it will escalate further cannot be predicted. Impacts from the conflict and related events could have a significant impact on the Fund’s performance, and the value of an investment in the Fund may decline significantly. Additionally, the possibility of a continued and prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the crude oil markets. This may increase or decrease volatility of the Funds’ shares.
The U.S. and Israel military action against Iran that began in February 2026 and Iran’s responses thereto, including attacks on marine vessels in the Strait of Hormuz, and the U.S. military operation in Venezuela could result in more widespread conflict and could have a severe adverse affect on the regions and/or the world and the markets for securities and commodities, including oil and natural gas. How long these conflicts and related events will last and whether it will escalate further cannot be predicted. Impacts from this conflict and related events could have significant impact on a Fund’s performance, and the value of an investment in a Fund may decline significantly.
●Financials Industry Risk — The risks of investments in the industry include: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital and liquid assets they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; increased inter-sector consolidation and competition in the financials industry; and volatility in the financial markets and changes in domestic and foreign monetary policy; credit rating downgrades; adverse public perception; exposure concentration and decreased liquidity in credit markets; counterparty risk arising from issuers that serve as counterparties in derivatives or similar contractual arrangements. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials industry as a whole cannot be predicted.
●Food, Beverage and Tobacco Industry Risk — The risks of investments in the industry include: changes in demand for products, demographic and product trends and general economic conditions; effects of competitive pricing, environmental factors, marketing campaigns and consumer boycotts; and adverse effects from governmental regulation and oversight. The tobacco industry may also be affected by additional risks, including: smoking and health litigation; governmental and private bans and restrictions on smoking; and actual and proposed price controls on tobacco products. The food, beverage and tobacco industry may also be affected by risks that affect the broader consumer staples industry.
● Food and Staples Retailing Industry Risk — The food and staples industry is highly competitive and companies in this industry can be significantly affected by demographic and product trends, competitive pricing, fads, marketing campaigns, environmental factors, government regulation affecting certain food additives and other regulations that could impact profit, new laws or litigation that may affect adverse changes in general economic conditions, evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, consumer boycotts, risks of product tampering, and the availability and expense of liability insurance. There are also risks associated with changing market prices resulting from, among other things, changes in government support and trading policy, interest rates, competition, consumer confidence and spending, and agricultural conditions that impact the growth and harvest seasons. International events may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. Product recalls require companies in the food and staples industry to withdraw contaminated or mislabeled products from the market. In addition, there are risks pertaining to raw materials and the suppliers of such raw materials that include changing market prices.
●Health Care Industry Risk — The risks of investments in the industry include: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result

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in price discounting; the long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty health care providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources or personnel.
●Health Care Equipment and Services Industry Risk — The risks of investments in the industry include: increased emphasis on the delivery of health care through outpatient services, limited product lines for health care equipment may cause companies to increase expenditures for the research and development of new products and such products can become obsolete due to industry innovation, changes in technologies or other market developments, technological advances, new market developments and regulatory changes in the health care industry can increase research and development, marketing and sales costs.
●Household and Personal Products Industry Risk — The risks of investments in the industry include: performance of the economy overall, interest rates, competition, consumer confidence and spending, cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, product liability, litigation, environmental regulation and transportation and distribution costs. Companies in this industry can perform differently than the overall market and their success may depend significantly on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for and success of, consumer products.
●Industrials Industry Risk — The risks of investments in the industry include: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; adverse effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.
●Insurance Industry Risk – The risks of investment in the industry include: changes in interest rates, extensive governmental regulation, price competition; economic conditions; and credit rating downgrades. Certain segments of the insurance industry may be significantly impacted by mortality and morbidity rates, environmental disasters, and catastrophic events including hurricanes, floods, droughts, and earthquakes.
●Information Technology Industry Risk — Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology com panies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole.
●Materials Industry Risk — The risks of investments in the industry include: adverse effects from commodity price volatility, exchange rate fluctuations, social and political unrest, war, import or export controls, increased competition; the possibility that production of industrial materials may exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations.
●Media and Entertainment Industry Risk — Media and entertainment companies within the Communication Services industry are impacted by the high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry. In addition, media and entertainment companies are challenged by the changing tastes, topical interests and discretionary income of their targeted consumers. With the advancement of streaming technology, sales of content through physical formats (such as DVD and Blu-ray) and traditional content delivery services (such as cable TV providers and satellite dish operators) are declining in popularity as consumers increasingly opt to purchase digital content that is customizable, less expensive and takes up less physical space. The media and entertainment industry is regulated and changes to rules regarding advertising and the content produced by media and entertainment companies can increase overall production and distribution costs.
●Pharmaceuticals, Biotechnology, and Life Sciences Industry Risk — The risks of investments in the industry include: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin

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capitalization and limited product lines, markets, financial resources or personnel. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. The biotechnology sector may also be affected by risks that affect the broader health care industry, including expenses and losses from extensive litigation on product liability and similar claims. The pharmaceuticals sector may also be affected by risks that affect the broader health care industry, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; supply chain issues; labor shortages; product liability claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounts; and thin capitalization and limited product lines, markets and financial resources or personnel.
●Real Estate Industry Risk — Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; periodic overbuilding and market saturation; changes in general and local economic conditions; changes in demographic trends, such as population shifts or changing tastes and values; concentration in a particular geographic region or property type; catastrophic events such as earthquakes, hurricanes and terrorist acts; casualty or condemnation losses; decreases in market rates for rents; increased competition; increases in property taxes, interest rates, capital expenditures, or operating expenses; changes in the availability, cost and terms of mortgage funds; defaults by borrowers or tenants; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate industry. Although interest rates have significantly increased since 2022, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets: tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs and other expenses have increased; and rents have declined for many properties. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Similarly, trends in favor of online shopping may negatively affect the real estate market for commercial properties.
●Retailing Industry Risk — The risks of investments in the industry include: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of business days to achieve overall results; and dependence on outside financing, which may be difficult to obtain.
●Semiconductors and Semiconductor Equipment Industry Risk — The risks of investments in the industry include: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. The semiconductors sector may also be affected by risks that affect the broader technology sector, including: government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology sector as a whole.
These companies rely on a combination of patents, trade secret laws and contractual provisions to protect their technologies. The process of seeking patent protection can be long and expensive. The industry is characterized by frequent litigation regarding patent and other intellectual property rights, which may require such companies to defend against competitors’ assertions of intellectual property infringement or misappropriation. Some companies are also engaged in other lines of business unrelated to the semiconductor business, and these companies may experience problems with these lines of business that could adversely affect their operating results. The international operations of many companies expose them to the risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes. Business conditions in this industry can change rapidly from periods of strong demand to periods of weak demand, and any future downturn could harm the business and operating results of these companies. The stock prices of

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companies in the industry have been and will likely continue to be volatile relative to the overall market.
●Software and Services Industry Risk — The risks of investments in the industry include: competitive pressures, such as aggressive pricing (including fixed-rate pricing), technological developments (including product-specific technological change), changing domestic demand, and the ability to attract and retain skilled employees; availability and price of components; dependence on intellectual property rights, and potential loss or impairment of those rights; research and development costs; rapid product obsolescence; cyclical market patterns; evolving industry standards; and frequent new product introductions requiring timely and successful introduction of new products and the ability to service such products. The software and services industry may also be affected by risks that affect the broader information technology industry.
●Technology Industry Risk — Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may experience intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
In addition, certain technology-related companies in which the Fund may invest may not currently be profitable and there can be no assurance that such companies will be profitable in the future. Companies in the application software industry, in particular, may also be negatively affected by declining or fluctuating subscription renewal rates for their products and services, leading to reduced revenues. Companies in the systems software industry may be adversely affected by actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
●Technology Hardware and Equipment Industry Risk — The risks of investments in the industry include: effects from industry competition, evolving industry standards and obsolescence of products; government regulation; changes in costs of components and ability to attract and maintain skilled employees; and dependence on intellectual property rights. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The technology hardware and equipment indus try may also be affected by risks that affect the broader information technology industry.
●Telecommunication Services Industry Risk — The risks of investments in the industry include: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.
●Transportation Industry Risk – The risks of investment in the industry include: cyclical revenues and earnings, adverse effects from governmental policies, such as taxes, tariffs, duties, subsidies, and import and export restrictions; fuel prices; slow-downs stemming from warehouse capacity overload, oceanside congestion, and landside congestion; labor relations; extreme supply-demand fluctuations; inflation; and limited supply routes. Transportation companies may be adversely impacted by political, environmental, and major weather events.
●Utilities Industry Risk — The risks of investments in the industry include: review and limitation of rates by governmental regulatory commissions; the fact that the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; the risk that utilities may engage in riskier ventures where they have little or no experience; and the fact that deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business and create greater competition, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines.
●Debt Instrument Risk — Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the prices of outstanding debt instruments fall when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as a Fund may be required to reinvest the proceeds received at lower interest rates. Callable bonds may also have lower sensitivity to interest rate declines than non-callable bonds or Treasury Securities. Such factors may cause the value of an investment in the Fund to change. Debt markets can be

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volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Index may underperform other debt instruments that track other markets, segments and sectors.
●Foreign Investments Risk — Certain factors related to investment in securities of foreign issuers or other investments that provide a Fund with exposure to foreign issuers (collectively, “foreign investments”) may prevent a Fund from achieving its goals. These factors may include the effects of: (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, even if a Fund attempts to hedge against its currency exposure; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; (viii) changes in the denomination currency of a foreign investment, (ix) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country; (x) less publicly available information about foreign issuers; and (xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies.
Foreign investments also may be subject to economic or diplomatic sanctions and other similar measures. The type and severity of sanctions and other similar measures, including counter-sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border transactions, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of such measures could, among other things, cause a decline in the value and/or liquidity of foreign investments, downgrades in credit ratings, devaluation of a country’s currency, and increased market volatility and disruption globally. Such sanctions and measures could limit or prevent a Fund from buying or selling foreign investments, significantly delay or prevent settlement of transactions, and significantly impact the Fund’s liquidity and performance.
In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, a Fund’s ability to obtain exposure to those foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.
A Fund’s performance also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country, (e.g., swap agreements with foreign counterparties), these factors may affect the Fund’s ability to achieve its investment objective. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case for U.S. securities. These factors include the effect of: (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions

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related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; (iv) issues related to multi-national currency arrangements; and (v) increased correlation between the value of foreign investments and changes in the commodities markets.
●Special Considerations About Emerging Market Countries — Because foreign investments of a Fund may include issuers domiciled in developing or “emerging market” countries, the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign market countries. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging market countries are considered speculative.
○Political and Social Risk — Some governments in emerging markets countries are subject to military and other conflicts and geopolitical tensions, are authoritarian in nature, have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political, geopolitical or social developments, including the imposition of international sanctions may result in sudden and significant investment losses. Also, investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.
○Economic Risk — Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries. Circumstances could arise that could prevent the timely payment of interest or principal on sovereign debt of emerging market countries, such as reaching legislative debt ceilings. Such non-payment would result in substantial negative consequences for the economies and securities markets of those countries. Further, economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates.
○Market Risk – Some emerging market countries may have inefficient and underdeveloped financial markets and therefore may lack the infrastructure necessary to attract large amounts of foreign trade and investment. Some emerging market countries may have relatively unstable governments and may present the risks of potential expropriation or nationalization of private properties or businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. As a result, emerging market issuers may have limited access to reliable sources of capital. Inefficient markets combined with less sophisticated regulatory oversight may also mean that securities traded in emerging markets are more susceptible to market manipulation by other market participants. Furthermore, legal principles relating to standards of corporate governance and directors’ fiduciary duties may differ from and/or not be as extensive or protective as those that apply in the U.S.
●Geographic Concentration Risk — Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations or other declines in the value of their currency could occur in foreign countries that have not yet experienced currency devaluation or declines to date, or could continue to occur in foreign countries that have already experienced such devaluations or declines. As a result, funds that focus their investments in companies economically tied to a particular foreign geographic region or country may be more volatile than a more geographically diversified fund.
●Brazilian Investments Risk — The Brazilian economy is sensitive to fluctuations in commodity prices and commodity markets, and is heavily dependent on trading with key partners. Any changes in the volume of this trading, in taxes or the institution of tariffs or other trade barriers, or in political relationships between nations may adversely affect the Brazilian economy and, as a result, the Fund’s investments. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. The Brazilian government currently imposes significant taxes on the transfer of currency. While the Brazilian economy has experienced growth in recent years, there is no guarantee that this growth will continue.
●Chinese Investments Risk — Investments in securities of issuers in China (including variable interest entities (“VIEs”) associated with an underlying Chinese operating company) include risks such as, but are not limited to, less developed

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or less efficient trading markets; heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from government control of markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; uncertainty surrounding trading suspensions; a lack of publicly available information (as compared to many other countries); and natural disasters particularly likely to occur in China. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, and its economy is experiencing a relative slowdown. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations, and higher rates of inflation. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. Reductions in spending on Chinese products and services, institution of tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the values of Chinese companies. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Currently, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets; as a result, material information about Chinese securities issuers may not be known or publicly available, and where it is available, it may not be reliable. Investors who are harmed as a result of the lack of quality information about Chinese issuers will generally not have recourse against such issuers due to the lack of remedies available in China, the difficulty of pursuing any remedies available, and the difficulty or inability to enforce judgments obtained through courts in other countries, such as the United States. The U.S. government has imposed restrictions on U.S. investors’ ability to invest in certain Chinese issuers and has begun the process to delist Chinese issuers that have listed their securities on U.S. securities exchanges but not complied with certain U.S. accounting requirements.
Investments in issuers in China may include investments through legal structures known as VIEs. In China, owner ship of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as a Fund) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs. In these arrangements, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the New York Stock Exchange. Foreign investors hold stock in the shell company (i.e., the U.S.-listed company) rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership.
Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, a Fund’s performance) and the enforceability of the VIE’s contractual arrangements with the Chinese company.
VIEs are a longstanding industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the shell company’s contractual arrangements. A breach of a contractual arrangement between a U.S.-listed company and a China-based VIE would likely be subject to Chinese law and jurisdiction and, as such, could result in a lack of recourse in the event the U.S.-listed company receives an adverse ruling. There may also be conflicts of interest between the legal owners of the VIE and investors of the U.S.-listed companies.
It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of a Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.
In recent years, certain governmental bodies (including the U.S. Government) have considered and, in some cases, imposed sanctions, trade and investment restrictions and notification requirements on the People’s Republic of China (“PRC”) (as well as Hong Kong and Macau), and it is

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possible that additional restrictions may be imposed or retaliatory action may be taken in the future. Complying with such restrictions may prevent a Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments, require notification of such investments to government authorities, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact a Fund’s ability to achieve its investment objective, prevent a Fund from receiving payments otherwise due it, require a Fund to obtain information about underlying investors, increase diligence and other similar costs to a Fund, render valuation of China-related investments challenging, or require a Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect a Fund’s performance with respect to such investments, and thus a Fund’s performance as a whole.
Given the complex and evolving relationship between the PRC and certain other countries, it is difficult to predict the impact of such restrictions on market conditions. Foreign (non-U.S.) relations, such as the PRC-U.S. relationship regarding trade, currency exchange, intellectual property protection, among other things, could also have implications with respect to capital flow and business operations. For example, U.S. social, political, regulatory and economic conditions prompting changes in laws and policies governing foreign (non-U.S.) trade, manufacturing, developments and investments in the PRC could limit a Fund/Portfolio’s ability to access certain opportunities in PRC or restrict transaction with certain PRC issuers and, as a result, could adversely affect the performance of a Fund/Portfolio’s investments.
●European Investments Risk — Many countries are members of the European Union (the “EU”) and all European countries may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European countries (including the United Kingdom) have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, institution of tariffs or other trade barriers, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading part ners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that a Fund’s assets are exposed to investments from issuers in European countries or denominated in euro, their trading partners, or other European countries, these events may negatively impact the performance of the Fund.
On February 24, 2022, Russia commenced a military attack on Ukraine. The military incursion has led to, and may lead to additional sanctions being levied by the United States, European Union, United Kingdom and other countries against Russia. Russia’s military incursion and the resulting sanctions and other rapidly evolving measures in response could adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments. The severity, extent and duration of the military conflict, sanctions and resulting market disruptions are impossible to predict, but could have a material adverse effect on the European region and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on a Fund’s performance and the value of an investment in a Fund.
●French Investments Risk — Investments in securities of issuers in France include risks such as legal, regulatory, political, currency, security, and economic risks specific to France. Recently, new concerns emerged with respect to the economic outlook for certain European Union (the “EU”) countries, including France. External demand for French exports is expected to be negatively impacted by the United Kingdom’s (the “U.K.”) resolution to leave the EU. As a result, the French economy may experience adverse trends due to concerns about a prolonged economic downturn, potential weakness in exports, high rates of unemployment and rising government debt levels. The French economy is dependent on agricultural exports, and as a result, is susceptible to fluctuations in demand for agricultural products. Heavy regulation of labor, energy and product markets in France may have an adverse impact on French issuers. Such regulations may negatively impact economic growth or cause prolonged periods of recession. Additionally, France has experienced several terrorist attacks over the past several years, creating a climate of insecurity that has been detrimental to tourism.
●Indian Investments Risk — Investments in securities of issuers in India include risks such as, but not limited to, greater government control over the economy, including the risk that the Indian government may decide not to continue to support economic reform programs, political and legal uncertainty, competition from low-cost issuers of other

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emerging economies, institution of tariffs or other trade barriers, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. India is also located in a part of the world that has historically been prone to natural disasters, such as earthquakes and tsunamis. Any such natural disaster could cause a significant impact on the Indian economy. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, and the Indian government has confronted separatist movements in several Indian states. India has experienced acts of terrorism that has targeted foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indian economy.
●Japanese Investments Risk — Investments in Japan are subject to risks including, but not limited to (i) political, economic, or social instability in Japan; (ii) risks associated with Japan’s large government deficit; (iii) natural disasters particularly likely to occur in Japan; (iv) risks associated with an increasingly aging and declining population that is likely to strain Japan’s social welfare and pension systems; and (v) relatively high unemployment. Since the year 2000, Japan’s economic growth rate has remained relatively low. As an island nation, Japan has limited natural resources and land area, and the Japanese economy is heavily dependent on international trade and reliant on imports for its commodity needs. Fluctuations or shortages in the commodity markets may negatively impact the Japanese economy. Slowdowns in the U.S. and/or China and other Southeast Asian countries, including economic, political or social instability in such countries, could have a negative impact on Japan. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also inject uncertainty into Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy.
●Taiwan Investments Risk — In recent years, adverse conditions and volatility in the worldwide financial markets, strengthening of the Chinese Renminbi, fluctuations in oil and commodity prices and the general weakness of the U.S. and global economy have adversely affected, and may continue to adversely affect, the Taiwanese economy. Also, the Taiwanese economy continues to remain vulnerable to negative developments in Taiwan’s relations with China. Taiwan has a unique international political status as the governments of both China and Taiwan continue to assert sovereignty over Taiwan and the Chinese government does not recognize the legitimacy of the government of Taiwan. Relations between Taiwan and China have at times been strained. Past developments in relations between Taiwan and China have on occasion depressed market prices of securities of Taiwanese companies. There can be no assurance that the relations between Taiwan and China will not deteriorate, or that future military actions or economic sanctions or other disruptive activities will not be undertaken by either government. Any such development could have a material adverse effect on the Taiwanese economy and the performance of portfolio companies in Taiwan. Taiwan is also susceptible to earthquakes and other natural disasters, including typhoons, which could severely disrupt the normal operation of portfolio companies in Taiwan.
●United Kingdom Investments Risk — The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by the institution of tariffs or other trade barriers as well as changes to the economic condition of the United States and other European countries. The British economy relies heavily on the export of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy. Continued governmental involvement or control in certain sectors may stifle competition in certain sectors or cause adverse effects on economic growth. On January 31, 2020, the United Kingdom left the European Union (referred to as “Brexit”) and on this date the United Kingdom entered a transition period that ended on December 31, 2020. During this time, the United Kingdom negotiated its future relationship with the European Union. Following the transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect January 1, 2021. The Trade and Cooperation Agreement does not provide the United Kingdom with the same level of rights or access to all goods and services in the European Union as the United Kingdom previously maintained as a member of the European Union and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services which is yet to be agreed. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations, as the United Kingdom determines which European Union laws to replace or replicate.
The United Kingdom is experiencing rapid increases in inflation and the cost of living, termed by many as a “cost of living crisis” (the cost of living in the United Kingdom having risen at its fastest rate in 30 years) which could lead to further economic stress as consumers reduce their household expenditure leading to a negative impact on businesses (in particular those in the retail and service

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sectors). The United Kingdom is in a rising interest rate environment (in part to curb inflationary rises) and such rises in interest rates are likely to be passed on to consumers leading to an increase in their cost of debt as well as further discouraging expenditure.
●Inflation Risk — Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Inflation rates may change frequently and drastically as a result of various factors and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in a Fund. Inflation has recently increased and it cannot be predicted whether it may decline.
●Market Price Variance Risk — Individual shares of a Fund can be bought and sold in the secondary market at market prices rather than at NAV. There is no guarantee that an active secondary market will develop for shares of a Fund, which may also cause NAV and market price to vary significantly. The market price of a Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of a Fund’s holdings. Differences between secondary market prices and the value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or financial instruments held by a Fund at a particular time. In addition, there may be times when the market price and the NAV of a Fund’s shares vary significantly, such as during periods of market volatility or other market developments and disruptions. Investors purchasing and selling shares in the secondary market may trade shares at a premium or a discount to the Fund’s NAV and may receive less than the value of a Fund’s holdings when they sell those shares.
A Fund may have a limited number of financial institutions that may act as Authorized Participants or market markers. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is willing or able to create and redeem Fund shares, shares may trade at a discount to NAV (and may even face trading halts or delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade at prices correlated to the price of a Fund’s portfolio holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, among other factors, may result in market prices that differ significantly from NAV. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with a Fund. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of a Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that a shareholder most wants to sell their shares. A Fund’s investment results are measured based upon the daily NAV of the Fund.
Shares of a Fund may be available for trading on the exchange during extended trading sessions, including before or after regular market trading (typically, 9:30 a.m. to 4:00 p.m. Eastern time). Buying and selling Fund shares during extended trading sessions may involve heightened risks, including potentially lower liquidity, higher price volatility, wider bid-ask spreads, and prices that may not reflect the prices at which shares of the Fund trade during regular market hours. The ability to trade Fund shares on the exchange during extended trading sessions can be halted at any time. There can be no guarantee that Fund shares will be available for trading on the exchange during any extended trading session.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt a Fund’s creation and redemption process, potentially affect the price at which a Fund’s shares trade in the secondary market, and/or result in a Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares are halted, investors may be temporarily unable to trade shares of the Fund.
●Short Sale Exposure Risk — A Fund may seek inverse or “short” exposure (or in the case of certain Short Funds, inverse leveraged exposure) through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities or financial instruments or credits underlying the short position, which may lower a Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse or inverse leveraged exposure through financial instruments, or requiring

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the Fund to seek inverse or inverse leveraged exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities or financial instruments or credits underlying the short position may be thinly-traded or have a limited market, including due to regulatory action, a Fund may be unable to meet its investment objective (e.g., due to a lack of available securities or financial instruments or counterparties). During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse and/or inverse leveraged exposure may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying a Fund’s short positions will negatively impact the Fund.
●U.S. Treasury Markets — U.S. Treasury markets can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to increased volatility and reduced liquidity in the fixed-income markets. Further, fixed income securities in the Index may underperform other fixed income investments. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Any credit event may also adversely affect the financial markets.
Other Risks
In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund, such as market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers. The SAI contains additional information about each Fund, its investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.
●Cybersecurity Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, for example, stealing or corrupting data maintained digitally and denial of service attacks on websites. Cybersecurity failures or breaches of a Fund’s third party service providers (including, but not limited to, index providers, the custodian, administrator and transfer agent) or the issuers of securities and/or financial instruments in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While a Fund or its service providers may have established business continuity plans and systems designed to guard against such cyber attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cybersecurity risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such securities to lose value. In addition, cyber attacks involving a counterparty to a Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. ProShare Advisors and the Trust do not control the cybersecurity plans and systems put in place by third party service providers, and such third party service providers may have no or limited indemnification obligations to ProShare Advisors or a Fund.
●Risk of Global Economic Shock — Economic, financial, public health, labor and other global market developments and disruptions, including public health emergencies (such as the spread of infectious diseases, pandemics and epidemics, natural or environmental disasters, war and other armed conflicts, terrorism, social unrest, recessions, inflation, rapid interest rate changes, supply chain disruptions, governmental or quasi-governmental actions (including

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sanctions and other similar measures) and other circumstances in one country or region have been and may continue to be highly disruptive to economies and markets. Health crises could exacerbate political, social, and economic risks, and result in breakdowns, delays, shutdowns, social isolation, civil unrest, periods of high unemployment, shortages in and disruptions to the medical care and consumer goods and services industries, and other disruptions to important global, local and regional supply chains, with potential corresponding results on the performance of a Fund and its investments.
Additionally, wars, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues, the institution of tariffs or other trade barriers, or other events could have a significant negative impact on global financial markets and economies. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Russia’s military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. The ongoing hostilities between the two countries could result in additional widespread conflict and could have a severe adverse effect on the region and certain markets. Sanctions on Russian exports could have a significant adverse impact on the Russian economy and related markets and could affect the value of a Fund’s investments, even beyond any direct exposure a Fund may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. Furthermore, the possibility of a prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement’s attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on a Fund performance and the value of an investment in a Fund.
Ongoing geopolitical events, such as the U.S. and Israel military action against Iran that began in February 2026 and Iran’s responses thereto, including attacks on marine vessels in the Strait of Hormuz, the U.S. military operation in Venezuela that started in January 2026, the Israel-Hamas conflict, including the Houthi movement’s attacks on marine vessels in the Red Sea, and Russia’s continued
military actions against Ukraine that began in February 2022 and the U.S. responses to may continue to have, an impact on certain commodities markets, particularly the market for crude oil, commodity futures markets, including futures on crude oil, and the prices of the Oil Funds. For example, historically, Russia has been a significant global exporter of crude oil. The front end of the crude oil futures curve was flat for most of 2025. Crude oil prices were flat during 2025, but have spiked in the first quarter of 2026 due to conflict in the Middle East and the resulting negative impacts on energy infrastructure. While a ceasefire agreement between Israel and Hamas was reached in January 2025, there is no guarantee that the parties will continue to comply with the terms of the agreement and the agreement does not mean the conflict will be resolved. For example, there have been reports of the possible resumption of Houthi-led attacks on marine vessels in the Red Sea as a result of the U.S. and Israel military action against Iran. The possibility of a continued and prolonged conflict between the U.S. and Israel against Iran, the U.S. military operation in Venezuela and the Israel-Hamas conflict, and the potential expansion of those conflicts in the surrounding areas and the involvement of other nations in such conflict, could further destabilize the respective regions and introduce new uncertainties in global markets, including the crude oil markets. This may increase or decrease volatility of the Funds’ shares.
●Natural Disaster/Epidemic Risk — Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of each Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, each Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, each Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit

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ratings, investor sentiment, and other factors affecting the value of each Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of each Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have a significant impact on each Fund’s performance, resulting in losses to your investment.
●Operational Risk — A Fund, its service providers, Authorized Participants, and the relevant listing exchange are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed or inadequate controls, and fraud. These errors may adversely affect a Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. While a Fund seeks to minimize such events through controls and oversight, there may still be failures and a Fund may be unable to recover any damages associated with such failures. These failures may have a material adverse effect on a Fund’s returns.
●Portfolio Turnover Risk — A Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of a Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of a Fund.
●Securities Lending Risk — A Fund may engage in securities lending. Securities lending involves the risk, as with other extensions of credit, that a Fund may lose money because (a) the borrower of the loaned securities fails to return the securities in a timely manner or at all or (b) it loses its rights in the collateral should the borrower fail financially. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. In determining whether to lend securities, ProShare Advisors or the Fund’s securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.
●Trading Risks — The shares of each Fund are listed for trading on the listing exchange identified on the cover of this Prospectus, may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchange, and may trade on an electronic communications network. Nevertheless, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares of a Fund on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares of a Fund on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the shares of a Fund will trade with any volume, or at all, on any stock exchange or other venue.
●Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations are not reliable, or a trading halt closes an exchange or market early), ProShare Advisors may, pursuant to procedures approved by the Board of Trustees of a Fund, choose to determine a fair value price as the basis for determining the value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio investment for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio investment is sold at a discount to its established value.
●Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, political crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent a Fund from limiting losses or realizing gains.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for

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such treatment and could adversely affect the Fund’s ability to so qualify. A Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce a Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●Risks of Government Regulation —The Financial Industry Regulatory Authority (“FINRA”) issued a notice on March 8, 2022 seeking comment on measures that could prevent or restrict investors from buying a broad range of public securities designated as “complex products” — which could include the leveraged and inverse funds offered by ProShare Advisors. The ultimate impact, if any, of these measures remains unclear. However, if regulations are adopted, they could, among other things, prevent or restrict investors’ ability to buy the funds.
Additional Securities, Instruments and Strategies
This section describes additional securities, instruments and strategies that may be utilized by a Fund that are not principal investment strategies of a Fund unless otherwise noted in the Fund’s description of principal strategies in the Fund’s Summary Prospectus. Additional Information about the types of investments that a Fund may make is set forth in the SAI.
In certain circumstances, a Fund may gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to the index. In addition, a Fund may overweight or underweight certain components contained in its underlying index, or invest in investments not contained in the index but that are designed to provide the requisite exposure to the index.
●Debt Securities are fixed income securities, which may include foreign sovereign, sub-sovereign and supranational bonds, as well as any other obligations of any rating or maturity such as foreign and domestic investment grade corporate debt securities and lower-rated corporate debt securities.
○Corporate Debt Securities are debt instruments issued by a corporation that represent the obligation of the corporation to repay a loan face amount with interest within a set period of time. These securities may be of any credit quality and may include junk bonds and securities that are not rated by any rating agency.
○Foreign-Currency Denominated Bonds are debt securities that are issued in non-US currencies.
○Other Foreign Debt Securities may include the debt of sovereigns and/or sub-sovereigns of other foreign countries, or the debt of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.
○U.S. Government Securities are issued by the U.S. government or one of its agencies or instrumentalities. Some, but not all, U.S. government securities are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.
●Depositary Receipts include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).
○ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.
○GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.
●Derivatives are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including ETFs), interest rates or indexes. A Fund may invest in derivatives as a substitute for directly investing in or shorting stocks, debt or other assets in order to gain exposure or inverse exposure to an index. These derivatives may include:
○Swap Agreements — Contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

In addition, certain Funds may use a combination of

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swaps on an underlying index and swaps on an ETF (an “Underlying ETF”) that is designed to track the performance of that index or similar index. The performance of an Underlying ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent one of these Funds invests in swaps that use an Underlying ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund only used swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap agreement between such Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with its investment objective. This, in turn, may prevent a Fund from achieving its investment objective, even if the index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives may also have the effect of lowering a Fund’s return.
○Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for a cash settlement. The contractual obligations of a buyer or seller holding a futures contract to expiration may generally be satisfied by taking or making physical delivery of the underlying reference asset or settling in cash as designated in the contract specifications. Alternatively, futures contracts may be closed out prior to expiration by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. Once this date is reached, the futures contract “expires.” As the futures contracts held by a Fund near expiration, they are generally closed out and replaced by contracts with a later expiration. This process is referred to as “rolling.” A Fund would not intend to take physical delivery of any reference assets underlying a futures contract, but instead “roll” any positions.

When the market for these contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures prices for longer expiration futures contracts is often referred to as “contango.” Alternatively, when the market for these contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices of shorter expiration futures contracts is referred to as “backwardation.”

There have been extended periods in which contango or backwardation has existed in the futures contract markets for various types of futures contracts, and such periods can be expected to occur in the future. The presence of contango in certain commodity futures contracts at the time of rolling would be expected to adversely affect long positions held by a Fund and positively affect short positions held by a Fund. Similarly, the presence of backwardation in certain commodity futures contracts at the time of rolling such contracts would be expected to adversely affect short positions held by a Fund and positively affect long positions held by a Fund.
○Forward Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.
Obtaining investment exposure through derivatives may be considered aggressive. When derivatives are used, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities of an index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative. These include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the price of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired.
●Other Investment Companies — A Fund may invest in the securities of other investment companies, including exchange-traded funds (ETFs), to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended (“1940 Act”). If a

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Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment advisor and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
○Exchange-Traded Funds (ETFs) — A Fund may invest in shares of other ETFs, which are registered investment companies that are traded on stock exchanges and hold assets such as stocks or bonds.
●Money Market Instruments are short-term debt instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles. Money market instruments may include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements.
○U.S. Treasury Bills are U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements are contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF is an exchange-traded money market fund managed by the Advisor that holds U.S. Treasury bills, notes, or bonds.
●Securities Lending — A Fund may lend securities to brokers, dealers and financial organizations under guidelines adopted by the Board. A Fund may loan up to one-third of the value of the Fund’s total assets (including the value of any collateral received). Each loan may be secured by collateral in the form of cash, Money Market Instruments or U.S. Government securities.

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Understanding the Risks and Long-Term Performance of a 3x Daily Objective Fund

UNDERSTANDING THE RISKS AND LONG-TERM PERFORMANCE OF A 3x DAILY OBJECTIVE FUND :: 545
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Understanding the Risks and Long-Term Performance of a 3x Daily Objective Fund
This section contains additional information to help you understand the risks and long-term performance of a 3x Daily Objective Fund. You should understand the consequences of holding daily rebalanced funds for periods longer than a single day, including the impact of compounding on Fund performance. You should consider actively monitoring and/or periodically rebalancing your portfolio in light of your investment goals and risk tolerance.
Each 3x Fund is designed to seek daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of an underlying asset (the “Index”). A 3x Fund does not seek to achieve three times (3x) the daily performance of the Index (its “Daily Target”) for any period other than a day. Each Fund, however, is unlikely to provide a simple multiple (i.e., 3x) of the Index’s performance over periods longer than a single day.
●Why? The hypothetical example below illustrates how daily Fund returns can behave for periods longer than a single day. Take a Hypothetical Fund that seeks three times the daily performance of a Hypothetical Benchmark
○On each day, the Hypothetical Fund performs in line with its Daily Target.
○Notice that over the entire five-day period, the Hypothetical Fund’s total return is considerably less than three times that of the period return of its Benchmark
○For the five-day period, the Hypothetical Benchmark gained 5.1% while the Hypothetical Fund gained 14.2% (versus 3x 5.1% or 15.3%).
○In other scenarios, the return of a daily rebalanced fund could be greater than the Daily Target.
	Hypothetical Index		Hypothetical Fund
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0			$100.00
Day 1	103.0	3.0%	9.0%	$109.00
Day 2	99.9	-3.0%	-9.0%	$99.19
Day 3	103.9	4.0%	12.0%	$111.09
Day 4	101.3	-2.5%	-7.5%	$102.76
Day 5	105.1	3.7%	11.1%	$114.17
Total Return	5.1%			14.2%
●Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact of a 3x Fund. The return of the Fund for a period lon ger than a single day is the result of its return for each day compounded over the period and will usually differ in amount, and possibly even direction, from three times the return of the Index for the same period. In general, during periods of higher volatility, compounding will cause longer term results to be less than the Daily Target. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower volatility, fund returns over longer periods can be higher than the Daily Target. Volatility is a statistical measure of the magnitude of fluctuations in the returns of the Index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the volatility of the Index; b) the performance of the Index; c) period of time; d) financing rates associated with derivatives; e) other Fund expenses; and f) dividends or interest paid with respect to the instruments included in of the Index.
●Examples Below are graphs intended to help illustrate the impact of two principal factors — volatility and performance of the Index — on Fund performance. Each of the graphs below shows a simulated hypothetical one-year performance of the Index compared with the performance of a fund that perfectly achieves its investment objective.
○The graphs demonstrate that, for periods longer than a single day, a 3x fund is likely to underperform or overperform (but not match) the Daily Target.
○A one-year period is used for illustrative purposes only. Deviations from three times (3x) the performance of the Index can occur over periods as short as a single day (as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as opposed to NAV to NAV). An investor in a 3x Fund could potentially lose the full value of their investment within a single day.
○To isolate the impact of leveraged exposure, the graphs assume (a) no dividends paid with respect to instruments included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
○Each of the graphs also assumes a volatility rate of 20%, which is the approximate average of the five-year historical volatility rate of the S&P 500®, S&P MidCap 400®, Russell 2000 Index®, Nasdaq-100 Index® and Dow Jones Industrial AverageSM. Other indexes to which the Funds are benchmarked have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 20%.

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One-Year Simulation; Index Return 0%
(Annualized Index Volatility 20%)

The graph above shows a scenario where:
●the Index, which exhibits day-to-day volatility, is flat over the year.
●the 3x Fund is down.
One-Year Simulation; Index Return 16%
(Annualized Index Volatility 20%)

The graph above shows a scenario where:
●the Index, which exhibits day-to-day volatility, is up over the year.
●the 3x Fund is up less than the Daily Target.
One-Year Simulation; Index Return -16%
(Annualized Index Volatility 20%)

The graph above shows a scenario where:
●the Index, which exhibits day-to-day volatility, is down over the year.
●the 3x Fund is down more than the Daily Target.
The table below shows the historical annualized volatility rate for the five-year period ended May 31, 2026 of each 3x Fund’s benchmark.
[to be updated]
For additional details about fund performance over periods longer than a single day in the 3x Fund, please see the SAI.
●What does this mean to you? A 3x Fund, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be a useful tool for investors who want to manage their exposure to various markets and market segments.
○You should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as three times (3x) the daily performance of the Index for a single day, not for any other period.
○Additionally, you should recognize that the degree of volatility of the Index can have a dramatic effect on the

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Fund’s longer-term performance. The more volatile the Index is, the more the Fund’s longer-term performance will negatively deviate from the Daily Target.
○The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from three times (3x) the daily performance of the Index for the same period.
○For periods longer than a single day, the Fund will lose money if the performance of the Index is flat over time, and it is possible that the Fund will lose money over time regardless of the performance of the Index.
○You should consider actively monitoring and/or periodically rebalancing your portfolio (which will possibly trigger transaction costs and tax consequences) in light of your investment goals and risk tolerance.
○You could potentially lose the full value of your investment within a single day.

548
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Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund

UNDERSTANDING THE RISKS AND LONG-TERM PERFORMANCE OF A 2x DAILY OBJECTIVE FUND :: 549
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Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund
This section contains additional information to help you understand the risks and long-term performance of a 2x Daily Objective Fund. You should understand the consequences of holding daily rebalanced funds for periods longer than a single day, including the impact of compounding on Fund performance. You should consider actively monitoring and/or periodically rebalancing your portfolio in light of your investment goals and risk tolerance.
Each 2x Fund is designed to seek daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of an underlying asset (an “Index”). A 2x Fund does not seek to achieve two times (2x) the daily performance of an Index (its “Daily Target”) for any period other than a day. Each Fund, however, is unlikely to provide a simple multiple (i.e., 2x) of an Index’s performance over periods longer than a single day.
●Why? The hypothetical example below illustrates how daily Fund returns can behave for periods longer than a single day. Take a Hypothetical Fund that seeks two times the daily performance of a Hypothetical Benchmark
○On each day, the Hypothetical Fund performs in line with its Daily Target.
○Notice that over the entire five-day period, the Hypothetical Fund’s total return is considerably less than two times that of the period return of its Benchmark
○For the five-day period, the Hypothetical Benchmark gained 5.1% while the Hypothetical Fund gained 9.8% (versus 2x 5.1% or 10.2%).
○In other scenarios, the return of a daily rebalanced fund could be greater than the Daily Target.
	Hypothetical Benchmark		Hypothetical Fund
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0	—	—	$100.00
Day 1	103.0	3.0%	6.0%	$106.00
Day 2	99.9	-3.0%	-6.0%	$99.64
Day 3	103.9	4.0%	8.0%	$107.61
Day 4	101.3	-2.5%	-5.0%	$102.23
Day 5	105.1	3.7%	7.4%	$109.80
Total Return	5.1%		9.8%
●Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact of a 2x Fund. The return of a Fund for a period longer than a single day is the result of its return for each day compounded over the period and will usually differ in amount, and possibly even direction, from two times the return of an Index for the same period. In general, during periods of higher volatility, compounding will cause longer term results to be less than the Daily Target. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower volatility, fund returns over longer periods can be higher than the Daily Target. Volatility is a statistical measure of the magnitude of fluctuations in the returns of an Index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the volatility of an Index; b) the performance of an Index; c) period of time; d) financing rates associated with derivatives; e) other Fund expenses; and f) dividends or interest paid with respect to the instruments included in of an Index.
●Examples Below are graphs intended to help illustrate the impact of two principal factors — volatility and performance of an Index — on Fund performance. Each of the graphs below shows a simulated hypothetical one-year performance of an Index compared with the performance of a fund that perfectly achieves its investment objective.
○The graphs demonstrate that, for periods longer than a single day, a 2x fund is likely to underperform or overperform (but not match) the Daily Target.
○A one-year period is used for illustrative purposes only. Deviations from two times (2x) the performance of an Index can occur over periods as short as a single day (as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as opposed to NAV to NAV). An investor in a 2x Fund could potentially lose the full value of their investment within a single day.
○To isolate the impact of leveraged exposure, the graphs assume (a) no dividends paid with respect to instruments included in an Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included a Fund’s performance would be different from that shown.
○To isolate the impact of leveraged exposure, the graphs assume (a) no dividends paid with respect to Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included a Fund’s performance would be different from, and in some instances significantly lower than, that shown.
○Each of the graphs also assumes a volatility rate of 20%, which is the approximate average of the five-year historical volatility rate of the S&P 500®, S&P MidCap 400®, Russell 2000 Index®, Nasdaq-100 Index® and Dow Jones Industrial AverageSM. Other indexes to which the Funds are benchmarked have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 20%.
[to be updated]
●an Index, which exhibits day-to-day volatility, is flat over the year.
[to be updated]

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●an Index, which exhibits day-to-day volatility, is up over the year.
[to be updated]
●an Index, which exhibits day-to-day volatility, is down over the year.
[to be updated]
●the 2x Fund is down.
[to be updated]
●the 2x Fund is down more than the Daily Target.
[to be updated]
●the 2x Fund is up less than the Daily Target.
The table below shows the historical annualized volatility rate for the five-year period ended May 31, 2026 of each 2x Fund’s benchmark.
[to be updated]
For additional details about fund performance over periods longer than a single day in a 2x Fund, please see the SAI.
●What does this mean to you? A 2x Fund, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be a useful tool for investors who want to manage their exposure to various markets and market segments.
○You should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as two times (2x) the daily performance of an Index for a single day, not for any other period.
○Additionally, you should recognize that the degree of volatility of an Index can have a dramatic effect on a Fund’s longer-term performance. The more volatile an Index is, the more a Fund’s longer-term performance will negatively deviate from the Daily Target.
○The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from two times (2x) the daily performance of an Index for the same period.
○For periods longer than a single day, the Fund will lose money if the performance of an Index is flat over time, and it is possible that the Fund will lose money over time regardless of the performance of an Index.
○You should consider actively monitoring and/or periodically rebalancing your portfolio (which will possibly trigger transaction costs and tax consequences) in light of your investment goals and risk tolerance.
○You could potentially lose the full value of your investment within a single day.

551
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Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund

552 :: UNDERSTANDING THE RISKS AND LONG-TERM PERFORMANCE OF A -1x DAILY OBJECTIVE FUND
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Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund
This section contains additional information to help you understand the risks and long-term performance of a -1x Daily Objective Fund. You should understand the consequences of holding daily rebalanced funds for periods longer than a single day, including the impact of compounding on Fund performance. You should consider actively monitoring and/or periodically rebalancing your portfolio in light of your investment goals and risk tolerance.
Each -1x Fund is designed to seek daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of an underlying asset (an “Index”). A -1x Fund does not seek to achieve the inverse (-1x) of the daily performance of an Index (its “Daily Target”) for any period other than a day. Each Fund, however, is unlikely to provide a simple multiple (i.e., -1x) of an Index’s performance over periods longer than a single day.
●Why? The hypothetical example below illustrates how daily Fund returns can behave for periods longer than a single day. Take a Hypothetical Fund that seeks the inverse the daily performance of a Hypothetical Benchmark
○On each day, the Hypothetical Fund performs in line with its Daily Target.
○Notice that over the entire five-day period, the Hypothetical Fund’s total return is considerably less than the inverse of that of the period return of its Benchmark
○For the five-day period, the Hypothetical Benchmark gained 5.1% while the Hypothetical Fund lost 9.8% (versus -1x 5.1% or -5.1%).
○In other scenarios, the return of a daily rebalanced fund could be greater than the Daily Target.
	Hypothetical Benchmark		Hypothetical Fund
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0	—	—	$100.00
Day 1	103.0	3.0%	6.0%	$106.00
Day 2	99.9	-3.0%	-6.0%	$99.64
Day 3	103.9	4.0%	8.0%	$107.61
Day 4	101.3	-2.5%	-5.0%	$102.23
Day 5	105.1	3.7%	7.4%	$109.80
Total Return	5.1%		9.8%
●Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact of a -1x Fund. The return of a Fund for a period longer than a single day is the result of its return for each day compounded over the period and will usually differ in amount, and possibly even direction, from the inverse of the return of an Index for the same period. In general, during periods of higher volatility, compounding will cause longer term results to be less than the Daily Target. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower volatility, fund returns over longer periods can be higher than the Daily Target. Volatility is a statistical measure of the magnitude of fluctuations in the returns of an Index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the volatility of an Index; b) the performance of an Index; c) period of time; d) financing rates associated with derivatives; e) other Fund expenses; and f) dividends or interest paid with respect to the instruments included in of an Index.
●Examples Below are graphs intended to help illustrate the impact of two principal factors — volatility and performance of an Index — on Fund performance. Each of the graphs below shows a simulated hypothetical one-year performance of an Index compared with the performance of a fund that perfectly achieves its investment objective.
○The graphs demonstrate that, for periods longer than a single day, a -1x fund is likely to underperform or overperform (but not match) the Daily Target.
○A one-year period is used for illustrative purposes only. Deviations from the inverse (-1x) of the performance of an Index can occur over periods as short as a single day (as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as opposed to NAV to NAV). An investor in a -1x Fund could potentially lose the full value of their investment within a single day.
○To isolate the impact of inverse exposure, the graphs assume (a) no dividends paid with respect to instruments included in an Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included a Fund’s performance would be different from that shown.
○To isolate the impact of inverse exposure, the graphs assume (a) no dividends paid with respect to Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. The borrowing/lending rates to obtain inverse exposure are expected to be significant. If these were included a Fund’s performance would be different from, and in some instances significantly lower than, that shown.
○Each of the graphs also assumes a volatility rate of 20%, which is the approximate average of the five-year historical volatility rate of the S&P 500®, S&P MidCap 400®, Russell 2000 Index®, Nasdaq-100 Index® and Dow Jones Industrial AverageSM. Other indexes to which the Funds are benchmarked have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 20%.
[to be updated]
●an Index, which exhibits day-to-day volatility, is flat over the year.
[to be updated]

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●an Index, which exhibits day-to-day volatility, is up over the year.
[to be updated]
●an Index, which exhibits day-to-day volatility, is down over the year.
[to be updated]
●the -1x Fund is down.
[to be updated]
●the -1x Fund is down more than the Daily Target.
[to be updated]
●the -1x Fund is down less than the Daily Target.
[to be updated]
●the -1x Fund is up more than the Daily Target.
[to be updated]
●the -1x Fund is up less than the Daily Target.
The table below shows the historical annualized volatility rate for the five-year period ended May 31, 2026 of each -1x Fund’s benchmark.
[to be updated]
For additional details about fund performance over periods longer than a single day in a -1x Fund, please see the SAI.
●What does this mean to you? A -1x Fund, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be a useful tool for investors who want to manage their exposure to various markets and market segments.
○You should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the inverse (-1x) of the daily performance of an Index for a single day, not for any other period.
○Additionally, you should recognize that the degree of volatility of an Index can have a dramatic effect on a Fund’s longer-term performance. The more volatile an Index is, the more a Fund’s longer-term performance will negatively deviate from the Daily Target.
○The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily performance of an Index for the same period.
○For periods longer than a single day, the Fund will lose money if the performance of an Index is flat over time, and it is possible that the Fund will lose money over time regardless of the performance of an Index.
○You should consider actively monitoring and/or periodically rebalancing your portfolio (which will possibly trigger transaction costs and tax consequences) in light of your investment goals and risk tolerance.
○You could potentially lose the full value of your investment within a single day.

554
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Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund

UNDERSTANDING THE RISKS AND LONG-TERM PERFORMANCE OF A -2x DAILY OBJECTIVE FUND :: 555
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Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund
This section contains additional information to help you understand the risks and long-term performance of a -2x Daily Objective Fund. You should understand the consequences of holding daily rebalanced funds for periods longer than a single day, including the impact of compounding on Fund performance. You should consider actively monitoring and/or periodically rebalancing your portfolio in light of your investment goals and risk tolerance.
Each -2x Fund is designed to seek daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of an underlying asset (an “Index”). A -2x Fund does not seek to achieve two times the inverse (-2x) of the daily performance of an Index (its “Daily Target”) for any period other than a day. Each Fund, however, is unlikely to provide a simple multiple (i.e., -2x) of an Index’s performance over periods longer than a single day.
●Why? The hypothetical example below illustrates how daily Fund returns can behave for periods longer than a single day. Take a Hypothetical Fund that seeks two times the inverse the daily performance of a Hypothetical Benchmark
○On each day, the Hypothetical Fund performs in line with its Daily Target.
○Notice that over the entire five-day period, the Hypothetical Fund’s total return is considerably less than two times the inverse of that of the period return of its Benchmark
○For the five-day period, the Hypothetical Benchmark gained 5.1% while the Hypothetical Fund lost 10.9% (versus -2x 5.1% or -10.2%).
○In other scenarios, the return of a daily rebalanced fund could be greater than the Daily Target.
	Hypothetical Benchmark		Hypothetical Fund
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0	—	—	$100.00
Day 1	103.0	3.0%	-6.0%	$94.00
Day 2	99.9	-3.0%	6.0%	$99.64
Day 3	103.9	4.0%	-8.0%	$91.67
Day 4	101.3	-2.5%	5.0%	$96.25
Day 5	105.1	3.7%	-7.4%	$89.13
Total Return	5.1%		-10.9%
●Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact of a -2x Fund. The return of a Fund for a period longer than a single day is the result of its return for each day compounded over the period and will usually differ in amount, and possibly even direction, from two times the inverse of the return of an Index for the same period. In general, during periods of higher volatility, compounding will cause longer term results to be less than the Daily Target. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower volatility, fund returns over longer periods can be higher than the Daily Target. Volatility is a statistical measure of the magnitude of fluctuations in the returns of an Index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the volatility of an Index; b) the performance of an Index; c) period of time; d) financing rates associated with derivatives; e) other Fund expenses; and f) dividends or interest paid with respect to the instruments included in of an Index.
●Examples Below are graphs intended to help illustrate the impact of two principal factors — volatility and performance of an Index — on Fund performance. Each of the graphs below shows a simulated hypothetical one-year performance of an Index compared with the performance of a fund that perfectly achieves its investment objective.
○The graphs demonstrate that, for periods longer than a single day, a -2x fund is likely to underperform or overperform (but not match) the Daily Target.
○A one-year period is used for illustrative purposes only. Deviations from two times the inverse (-2x) of the performance of an Index can occur over periods as short as a single day (as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as opposed to NAV to NAV). An investor in a -2x Fund could potentially lose the full value of their investment within a single day.
○To isolate the impact of inverse leveraged exposure, the graphs assume (a) no dividends paid with respect to instruments included in an Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included a Fund’s performance would be different from that shown.
○Each of the graphs also assumes a volatility rate of 20%, which is the approximate average of the five-year historical volatility rate of the S&P 500®, S&P MidCap 400®, Russell 2000 Index®, Nasdaq-100 Index® and Dow Jones Industrial AverageSM. Other indexes to which the Funds are benchmarked have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 20%.
[to be updated]
●an Index, which exhibits day-to-day volatility, is flat over the year.
[to be updated]
●an Index, which exhibits day-to-day volatility, is up over the year.

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[to be updated]
●an Index, which exhibits day-to-day volatility, is down over the year.
[to be updated]
●the -2x Fund is down.
[to be updated]
●the -2x Fund is down more than the Daily Target.
[to be updated]
●the -2x Fund is up less than the Daily Target.
The table below shows the historical annualized volatility rate for the five-year period ended May 31, 2026 of each -2x Fund’s benchmark.
[to be updated]
For additional details about fund performance over periods longer than a single day in a -2x Fund, please see the SAI.
●What does this mean to you? A -2x Fund, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be a useful tool for investors who want to manage their exposure to various markets and market segments.
○You should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as two times the inverse (-2x) of the daily performance of an Index for a single day, not for any other period.
○Additionally, you should recognize that the degree of volatility of an Index can have a dramatic effect on a Fund’s longer-term performance. The more volatile an Index is, the more a Fund’s longer-term performance will negatively deviate from the Daily Target.
○The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily performance of an Index for the same period.
○For periods longer than a single day, the Fund will lose money if the performance of an Index is flat over time, and it is possible that the Fund will lose money over time regardless of the performance of an Index.
○You should consider actively monitoring and/or periodically rebalancing your portfolio (which will possibly trigger transaction costs and tax consequences) in light of your investment goals and risk tolerance.
○You could potentially lose the full value of your investment within a single day.

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Understanding the Risks and Long-Term Performance of a -3x Daily Objective Fund

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Understanding the Risks and Long-Term Performance of a -3x Daily Objective Fund
This section contains additional information to help you understand the risks and long-term performance of a -3x Daily Objective Fund. You should understand the consequences of holding daily rebalanced funds for periods longer than a single day, including the impact of compounding on Fund performance. You should consider actively monitoring and/or periodically rebalancing your portfolio in light of your investment goals and risk tolerance.
Each -3x Fund is designed to seek daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of an underlying asset (an “Index”). A -3x Fund does not seek to achieve three times the inverse (-3x) of the daily performance of an Index (its “Daily Target”) for any period other than a day. Each Fund, however, is unlikely to provide a simple multiple (i.e., -3x) of an Index’s performance over periods longer than a single day.
●Why? The hypothetical example below illustrates how daily Fund returns can behave for periods longer than a single day. Take a Hypothetical Fund that seeks three times the inverse the daily performance of a Hypothetical Benchmark
○On each day, the Hypothetical Fund performs in line with its Daily Target.
○Notice that over the entire five-day period, the Hypothetical Fund’s total return is considerably less than three times the inverse of that of the period return of its Benchmark
○For the five-day period, the Hypothetical Benchmark gained 5.1% while the Hypothetical Fund lost 16.6% (versus -3x 5.1% or -15.3%).
○In other scenarios, the return of a daily rebalanced fund could be greater than the Daily Target.
	Hypothetical Index		Hypothetical Fund
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0			$100.00
Day 1	103.0	3.0%	-9.0%	$91.00
Day 2	99.9	-3.0%	9.0%	$99.19
Day 3	103.9	4.0%	-12.0%	$87.29
Day 4	101.3	-2.5%	7.5%	$93.83
Day 5	105.1	3.7%	-11.1%	$83.42
Total Return	5.1%			-16.6%
●Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact of a -3x Fund. The return of a Fund for a period longer than a single day is the result of its return for each day compounded over the period and will usually differ in amount, and possibly even direction, from three times the inverse of the return of an Index for the same period. In general, during periods of higher volatility, compounding will cause longer term results to be less than the Daily Target. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower volatility, fund returns over longer periods can be higher than the Daily Target. Volatility is a statistical measure of the magnitude of fluctuations in the returns of an Index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the volatility of an Index; b) the performance of an Index; c) period of time; d) financing rates associated with derivatives; e) other Fund expenses; and f) dividends or interest paid with respect to the instruments included in of an Index.
●Examples Below are graphs intended to help illustrate the impact of two principal factors — volatility and performance of an Index — on Fund performance. Each of the graphs below shows a simulated hypothetical one-year performance of an Index compared with the performance of a fund that perfectly achieves its investment objective.
○The graphs demonstrate that, for periods longer than a single day, a -3x fund is likely to underperform or overperform (but not match) the Daily Target.
○A one-year period is used for illustrative purposes only. Deviations from three times the inverse (-3x) of the performance of an Index can occur over periods as short as a single day (as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as opposed to NAV to NAV). An investor in a -3x Fund could potentially lose the full value of their investment within a single day.
○To isolate the impact of inverse leveraged exposure, the graphs assume (a) no dividends paid with respect to instruments included in an Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included a Fund’s performance would be different from that shown.
○Each of the graphs also assumes a volatility rate of 20%, which is the approximate average of the five-year historical volatility rate of the S&P 500®, S&P MidCap 400®, Russell 2000 Index®, Nasdaq-100 Index® and Dow Jones Industrial AverageSM. Other indexes to which the Funds are benchmarked have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 20%.

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One-Year Simulation; Index Return 0%
(Annualized Index Volatility 20%)

The graph above shows a scenario where:
●an Index, which exhibits day-to-day volatility, is flat over the year.
●the -3x Fund is down.
One-Year Simulation; Index Return 16%
(Annualized Index Volatility 20%)

The graph above shows a scenario where:
●an Index, which exhibits day-to-day volatility, is up over the year.
●the -3x Fund is down more than the Daily Target.
One-Year Simulation; Index Return -16%
(Annualized Index Volatility 20%)

The graph above shows a scenario where:
●an Index, which exhibits day-to-day volatility, is down over the year.
●the -3x Fund is up less than the Daily Target.
The table below shows the historical annualized volatility rate for the five-year period ended May 31, 2026 of each -3x Fund’s benchmark.
[to be updated]
For additional details about fund performance over periods longer than a single day in a -3x Fund, please see the SAI.
●What does this mean to you? A -3x Fund, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be a useful tool for investors who want to manage their exposure to various markets and market segments.
○You should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as three times the inverse (-3x) of the daily performance of an Index for a single day, not for any other period.
○Additionally, you should recognize that the degree of volatility of an Index can have a dramatic effect on a Fund’s longer-term performance. The more volatile an

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Index is, the more a Fund’s longer-term performance will negatively deviate from the Daily Target.
○The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from three times the inverse (-3x) of the daily performance of an Index for the same period.
○For periods longer than a single day, the Fund will lose money if the performance of an Index is flat over time, and it is possible that the Fund will lose money over time regardless of the performance of an Index.
○You should consider actively monitoring and/or periodically rebalancing your portfolio (which will possibly trigger transaction costs and tax consequences) in light of your investment goals and risk tolerance.
○You could potentially lose the full value of your investment within a single day.

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Management of ProShares Trust

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Board of Trustees and Officers
The Board is responsible for the general supervision of each Fund. The officers of the Trust are responsible for the day-to-day operations of each Fund.
Investment Advisor
ProShare Advisors, located at 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814, serves as the investment adviser to each Fund and provides investment advice and management services to each Fund. ProShare Advisors oversees the investment and reinvestment of the assets in each Fund.
A discussion regarding the basis for the Board approving the investment advisory agreement for each Fund is in the Trust’s most recent Form N-CSR dated May 31, 2026, or most recent Form N-CSRS dated November 30, 2025, as may be amended.
During the year ended May 31, 2026, each Fund paid ProShare Advisors fees in the following amount (fees paid reflect the effects of any expense limitation arrangements in place for the period):
Fund	Fees Paid
Short 20+ Year Treasury	[ ]
Short 7-10 Year Treasury	[ ]
Short Dow30	[ ]
Short Financials	[ ]
Short FTSE China 50	[ ]
Short High Yield	[ ]
Short MidCap400	[ ]
Short MSCI EAFE	[ ]
Short MSCI Emerging Markets	[ ]
Short QQQ	[ ]
Short QQQ Top 30	[ ]
Short Real Estate	[ ]
Short Russell2000	[ ]
Short S&P500	[ ]
Short SmallCap600	[ ]
Ultra 20+ Year Treasury	[ ]
Ultra 7-10 Year Treasury	[ ]
Ultra Communication Services	[ ]
Ultra Consumer Discretionary	[ ]
Ultra Consumer Staples	[ ]
Ultra Copper K-1 Free ETF	[ ]
Ultra Dow30	[ ]
Ultra Energy	[ ]
Ultra Financials	[ ]
Ultra FTSE China 50	[ ]
Ultra FTSE Europe	[ ]
Ultra Gold K-1 Free ETF	[ ]
Ultra Health Care	[ ]
Ultra High Yield	[ ]
Ultra Industrials	[ ]
Ultra Materials	[ ]
Ultra MidCap400	[ ]
Ultra MSCI Brazil Capped	[ ]
Ultra MSCI EAFE	[ ]
Fund	Fees Paid
Ultra MSCI Emerging Markets	[ ]
Ultra MSCI Japan	[ ]
Ultra Nasdaq Biotechnology	[ ]
Ultra Nasdaq Cloud Computing	[ ]
Ultra Nasdaq Cybersecurity	[ ]
Ultra Natural Gas K-1 Free ETF	[ ]
Ultra Oil K-1 Free ETF	[ ]
Ultra Palladium K-1 Free ETF	[ ]
Ultra Platinum K-1 Free ETF	[ ]
Ultra QQQ	[ ]
Ultra QQQ Mega	[ ]
Ultra QQQ Top 30	[ ]
Ultra Real Estate	[ ]
Ultra Russell2000	[ ]
Ultra S&P 500 Equal Weight	[ ]
Ultra S&P500	[ ]
Ultra Semiconductors	[ ]
Ultra Silver K-1 Free ETF	[ ]
Ultra SmallCap600	[ ]
Ultra Technology	[ ]
Ultra Utilities	[ ]
UltraPro Dow30	[ ]
UltraPro MidCap400	[ ]
UltraPro QQQ	[ ]
UltraPro Russell2000	[ ]
UltraPro S&P500	[ ]
UltraPro Short 20+ Year Treasury	[ ]
UltraPro Short Dow30	[ ]
UltraPro Short MidCap400	[ ]
UltraPro Short QQQ	[ ]
UltraPro Short Russell2000	[ ]
UltraPro Short S&P500	[ ]
UltraShort 20+ Year Treasury	[ ]
UltraShort 7-10 Year Treasury	[ ]
UltraShort Consumer Discretionary	[ ]
UltraShort Consumer Staples	[ ]
UltraShort Dow30	[ ]
UltraShort Energy	[ ]
UltraShort Financials	[ ]
UltraShort FTSE China 50	[ ]
UltraShort FTSE Europe	[ ]
UltraShort Health Care	[ ]
UltraShort Industrials	[ ]
UltraShort Materials	[ ]
UltraShort MidCap400	[ ]
UltraShort MSCI Brazil Capped	[ ]
UltraShort MSCI EAFE	[ ]
UltraShort MSCI Emerging Markets	[ ]
UltraShort MSCI Japan	[ ]
UltraShort Nasdaq Biotechnology	[ ]
UltraShort QQQ	[ ]
UltraShort QQQ Mega	[ ]
UltraShort QQQ Top 30	[ ]
UltraShort Real Estate	[ ]
UltraShort Russell2000	[ ]

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Fund	Fees Paid
UltraShort S&P500	[ ]
UltraShort Semiconductors	[ ]
UltraShort SmallCap600	[ ]
UltraShort Technology	[ ]
UltraShort Utilities	[ ]
Management Services Fees
ProShare Advisors also performs certain management services, including client support and other administrative services, for each Fund under a Management Services Agreement. During the year ended May 31, 2026, each Fund paid the Advisor management services fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):
Fund	Fees Paid
Short 20+ Year Treasury	[ ]
Short 7-10 Year Treasury	[ ]
Short Dow30	[ ]
Short Financials	[ ]
Short FTSE China 50	[ ]
Short High Yield	[ ]
Short MidCap400	[ ]
Short MSCI EAFE	[ ]
Short MSCI Emerging Markets	[ ]
Short QQQ	[ ]
Short QQQ Top 30	[ ]
Short Real Estate	[ ]
Short Russell2000	[ ]
Short S&P500	[ ]
Short SmallCap600	[ ]
Ultra 20+ Year Treasury	[ ]
Ultra 7-10 Year Treasury	[ ]
Ultra Communication Services	[ ]
Ultra Consumer Discretionary	[ ]
Ultra Consumer Staples	[ ]
Ultra Copper K-1 Free ETF	[ ]
Ultra Dow30	[ ]
Ultra Energy	[ ]
Ultra Financials	[ ]
Ultra FTSE China 50	[ ]
Ultra FTSE Europe	[ ]
Ultra Gold K-1 Free ETF	[ ]
Ultra Health Care	[ ]
Ultra High Yield	[ ]
Ultra Industrials	[ ]
Ultra Materials	[ ]
Ultra MidCap400	[ ]
Ultra MSCI Brazil Capped	[ ]
Ultra MSCI EAFE	[ ]
Ultra MSCI Emerging Markets	[ ]
Ultra MSCI Japan	[ ]
Ultra Nasdaq Biotechnology	[ ]
Ultra Nasdaq Cloud Computing	[ ]
Ultra Nasdaq Cybersecurity	[ ]
Fund	Fees Paid
Ultra Natural Gas K-1 Free ETF	[ ]
Ultra Oil K-1 Free ETF	[ ]
Ultra Palladium K-1 Free ETF	[ ]
Ultra Platinum K-1 Free ETF	[ ]
Ultra QQQ	[ ]
Ultra QQQ Mega	[ ]
Ultra QQQ Top 30	[ ]
Ultra Real Estate	[ ]
Ultra Russell2000	[ ]
Ultra S&P 500 Equal Weight	[ ]
Ultra S&P500	[ ]
Ultra Semiconductors	[ ]
Ultra Silver K-1 Free ETF	[ ]
Ultra SmallCap600	[ ]
Ultra Technology	[ ]
Ultra Utilities	[ ]
UltraPro Dow30	[ ]
UltraPro MidCap400	[ ]
UltraPro QQQ	[ ]
UltraPro Russell2000	[ ]
UltraPro S&P500	[ ]
UltraPro Short 20+ Year Treasury	[ ]
UltraPro Short Dow30	[ ]
UltraPro Short MidCap400	[ ]
UltraPro Short QQQ	[ ]
UltraPro Short Russell2000	[ ]
UltraPro Short S&P500	[ ]
UltraShort 20+ Year Treasury	[ ]
UltraShort 7-10 Year Treasury	[ ]
UltraShort Consumer Discretionary	[ ]
UltraShort Consumer Staples	[ ]
UltraShort Dow30	[ ]
UltraShort Energy	[ ]
UltraShort Financials	[ ]
UltraShort FTSE China 50	[ ]
UltraShort FTSE Europe	[ ]
UltraShort Health Care	[ ]
UltraShort Industrials	[ ]
UltraShort Materials	[ ]
UltraShort MidCap400	[ ]
UltraShort MSCI Brazil Capped	[ ]
UltraShort MSCI EAFE	[ ]
UltraShort MSCI Emerging Markets	[ ]
UltraShort MSCI Japan	[ ]
UltraShort Nasdaq Biotechnology	[ ]
UltraShort QQQ	[ ]
UltraShort QQQ Mega	[ ]
UltraShort QQQ Top 30	[ ]
UltraShort Real Estate	[ ]
UltraShort Russell2000	[ ]
UltraShort S&P500	[ ]
UltraShort Semiconductors	[ ]
UltraShort SmallCap600	[ ]
UltraShort Technology	[ ]

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Fund	Fees Paid
UltraShort Utilities	[ ]
Portfolio Management
The following individuals have responsibility for the day-to-day management of each Fund as set forth in the Summary Prospectus relating to each Fund. The Portfolio Managers’ business experience for the past five years is listed below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of other investment companies can be found in the SAI.
Alexander Ilyasov, ProShare Advisors: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProFund Advisors LLC: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProShare Capital Management LLC: Senior Portfolio Manager since August 2016.
Michael Neches, ProShare Advisors: Senior Portfolio Manager since November 2010. ProFund Advisors LLC: Senior Portfolio Manager since October 2010. ProShare Capital Management LLC: Senior Portfolio Manager from June 2012 through September 2013.
Devin Sullivan, ProShare Advisors: Portfolio Manager since September 2016 and Associate Portfolio Manager from December
2011 to August 2016. ProFund Advisors: Portfolio Manager since September 2016 and Associate Portfolio Manager from December 2011 to August 2016.
Tarak Davé, ProShare Advisors: Portfolio Manager since April 2018, Associate Portfolio Manager from November 2015 to April 2018, Senior Portfolio Analyst from May 2014 to October 2015 and Portfolio Analyst from April 2011 to April 2014. ProFund Advisors: Portfolio Manager since April 2018, Associate Portfolio Manager from November 2015 to April 2018, Senior Portfolio Analyst from May 2014 to October 2015 and Portfolio Analyst from April 2011 to April 2014.
James Linneman, ProShare Advisors: Portfolio Manager since April 2019, Associate Portfolio Manager from August 2016 to April 2019 and Portfolio Analyst from February 2014 to August 2016. ProFund Advisors: Portfolio Manager since July 2021. Mr. Linneman is a registered associated person and an NFA associate member since 2015.
Eric Silverthorne, ProShare Advisors: Portfolio Manager since March 2023 and Associate Portfolio Manager from February 2021 through March 2023. ProFund Advisors: Portfolio Manager since March 2023 and Associate Portfolio Manager from February 2021 through March 2023 and October 2008 to November 2008 and Portfolio Analyst from May 2007 to October 2008.

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Shareholder Information

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Determination of NAV
The NAV per share of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by JPMorgan and is generally determined each business day as of the close of regular trading on the Exchange on which the shares of the Fund are listed (typically calculated as of 4:00 p.m. Eastern Time). Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Securities that are listed or traded on a stock exchange or the Nasdaq or National Market System are generally valued at the closing price, if available, on the exchange or market where the security is principally traded (including the Nasdaq Official Closing Price). Short-term securities are generally valued using market prices or at amortized cost. In addition, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index, when the level of the index is not computed as of the close of the U.S. securities markets. Routine valuation of certain derivatives is performed using procedures approved by the Board.
When a market price is not readily available, securities and other assets are valued at fair value in good faith. The Board has designated ProShare Advisors as “valuation designee” to perform fair value determinations for all of the Funds’ investments for which market quotations are not readily available (or are deemed unreliable). The Board shall oversee ProShare Advisors’ fair value determinations and its performance as valuation designee. The use of a fair valuation methodology may be appropriate if, for example: (i) ProShare Advisors believes market quotations do not accurately reflect fair value of an investment; (ii) ProShare Advisors believes an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation has the risk that the valuation may be higher or lower than the securities might actually command if a Fund sold them. See the SAI for more details.
To the extent a Fund’s portfolio investments trade in markets on days or at times when the Fund is not open for business or when the primary exchange for the shares is not open, the value of the Fund’s assets may vary, shareholders may not be able to purchase or sell Fund shares and Authorized Participants may not be able to create or redeem Creation Units. In addition, certain portfolio investments may not be traded on days or at times a Fund is open for business. In particular, cal culation of the NAV of a Fund may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.
Exchanges are open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. An Exchange may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the Exchange on which the shares of a Fund are listed closes early, the NAV may be calculated at the close of regular trading or at its normal calculation time. If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
Distributions
As a shareholder on a Fund record date, you will earn a share of the investment income and net realized capital gains, if any, derived from a Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. Each Fund intends to declare and distribute net investment income, if any, and net realized capital gains, if any, to its shareholders at least annually. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the distributing Fund or in cash.
Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.
Dividend Reinvestment Services
As noted above under “Distributions”, a Fund may declare a distribution from net realized capital gains to be payable in additional shares or cash. Even if a Fund does not declare a distribution to be payable in shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

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Frequent Purchases and Redemptions of Shares
The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as each Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of shares remains at or close to NAV.
Taxes
The following is certain general information about taxation of each Fund:
●Each Fund intends to qualify for treatment as a “regulated investment company” (“RIC”) for U.S. federal income tax purposes. In order to so qualify, each Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.
●If a Fund qualifies for treatment as a RIC, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders. If a Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.
●Investments by a Fund in options, futures, forward contracts, swap agreements and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the distributions to shareholders by a Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid fund-level tax.
●Investments by a Fund in debt obligations issued or purchased at a discount and certain derivative instruments could cause a Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and such investments could affect the amount, timing or character of the income distributed to shareholders by a Fund. Investments by a Fund in shares of other investment companies could affect the amount, timing or character of the Fund’s distributions to shareholders relative to the Fund’s distributions had it invested directly in the securities held by the other investment companies.
●In order to qualify for the special tax treatment accorded a RIC and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Taxable investors should be aware of the following basic tax points:
●Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.
●Distributions declared in October, November or December of one year payable to shareholders of record in such month and paid by the end of January of the following year are taxable for federal income tax purposes as if received on December 31 of the calendar year in which the distributions were declared.
●Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Ordinary dividends you receive that a Fund reports as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses.
●Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your Fund shares.
●Distributions from net realized capital gains may vary considerably from year to year as a result of a Fund’s normal investment activities and cash flows.
●The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and capital gain dividends, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are

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advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
●A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
●Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
●Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) that a Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. A Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund’s dividends other than those the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Special tax considerations may apply to foreign persons investing in the Fund. Please see the SAI for more information.
●A Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to withholding and other taxes imposed by foreign countries, which will reduce the Fund’s return on and taxable distributions in respect of its non-U.S. investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it has paid. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for these amounts on your federal U.S. income tax return, subject to certain limitations.
●By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have underreported dividend or interest income or have failed to certify to a Fund or its agent that you are not subject to this withholding.
In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:
●A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.
●A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an individual retirement account (IRA), special tax rules apply. Please consult your tax advisor for detailed information about a Fund’s tax consequences for you. See “Taxation” in the SAI for more information.
Premium/Discount Information
The Trust’s website (www.proshares.com) has information about the premiums and discounts for each Fund. Premiums or discounts are the differences between the NAV and market price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the NAV. A discount is the amount that a Fund is trading below the NAV.
Additional Information
The Trust enters into contractual arrangements with various parties who provide services to each Fund including, ProShare Advisors, each Fund’s administrator and fund accounting agent, custodian, transfer agent, and distributor. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and each Fund that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or a Fund and any investor, or give rise to any contract or other rights in any

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individual shareholder, group of shareholders or other person except as may be otherwise provided by federal or state securities laws.
A shareholder may bring a derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling a shareholder demand by virtue of the fact that such Trustee receives remuneration from their service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.
Escheatment
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-intiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and each Fund and each Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.
Distribution (12b-1) Plan
Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, each Fund may pay the distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of a Fund as reimbursement or compensation for distribution related activities with respect to the Fund. Because these fees would be paid out of each Fund’s assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. For the prior fiscal year, no payments were made by a Fund under the Plan. No payments have yet been authorized by the Board, nor are any such expected to be made by a Fund under the Plan during the current fiscal year.
Precautionary Notes
A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding shares of each Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST
WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from a Fund may be issued on an ongoing basis, a “distribution” of that Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies — For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of a Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust. Rule 12d1-4 under the 1940 Act permits investments in acquired funds in excess of the limits of Section 12(d)(1) subject to certain conditions. Among these conditions, prior to a fund acquiring securities of another fund exceeding the limits of Section 12(d)(1), the acquiring fund must enter into a “Fund of Funds Investment Agreement” with the acquired fund setting forth the material terms of the arrangement.
A Precautionary Note for UltraPro and UltraPro Short Funds — Funds that seek daily investment results, before fees and expenses, that correspond to three times (3x) or three times the inverse (-3x) of the daily performance of an index are not subject to

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certain limits on fund leverage risk. In particular, the UltraPro and UltraPro Short Funds are not subject to requirements that limit the ability of other funds to obtain leveraged exposure based on value- at-risk.
A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can, in its discretion, postpone payment of redemption proceeds for any period during which: (1) the applicable Exchange is closed other than customary weekend and holiday closings; (2) trading on the applicable Exchange is restricted; (3) any emergency circumstances exist, as determined by the SEC; (4) the SEC by order permits for the protection of shareholders of a Fund; and (5) for up to 14 calendar days for any Fund holding non-U.S. investments during a period of an international local holiday, as further described in the SAI.
A Precautionary Note Regarding Regulation of Derivatives — Current global regulation of and future changes with respect to derivatives may alter, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.
The derivatives markets are subject to comprehensive statutes and regulations, including margin requirements. In addition, certain regulators including the CFTC and the exchanges on which certain derivatives trade are authorized to take extraordinary actions in the event of a market emergency, including, for example, in respect of the futures markets, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of derivative transactions (including swaps and futures transactions) is an evolving area of law and is subject to modification by government and judicial action. The full impact of derivatives regulations on a Fund is difficult to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) made broad changes to the OTC derivatives market and granted significant authority to regulators, including the SEC and CFTC to regulate OTC derivatives and market participants. The European Union, the United Kingdom, and some other countries have implemented and continue to implement similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in those jurisdictions or otherwise subject to applicable derivatives regulations. Global derivatives regulations include clearing, trade execution, margin and reporting requirements.
In addition, Rule 18f-4 under the 1940 Act provides for the regulation of registered investment companies’ use of derivatives and certain related instruments. The rule, among other things, limits derivatives exposure through one of two value-at-risk tests (with an exception for certain funds that were in operation as of October 28, 2020 and that seek an investment result above 200% of the return (or inverse of the return) of an underlying index, including those that seek daily investment results, before fees and expenses, that correspond to three times (3x) or three times the inverse (-3x) of the daily performance of an index as discussed above). Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule.
Regulations can, among other things, adversely affect the value of the investments held by a Fund, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain derivatives transactions no longer available to that Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. It is also unclear how regulatory changes will affect counterparty risk. In particular, position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and requirements, including capital and mandatory clearing for certain swaps, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. Because these requirements are evolving, their ultimate impact remains unclear.
Additional Information Regarding the Underlying Securities
Information provided to, or filed with, the U.S. Securities and Exchange Commission by each U.S. company named in this Prospectus, including the financial statements, can be located by reference to the SEC file numbers noted in the table below through the SEC’s website at www.sec.gov:
Underlying Security	SEC File Number
United States Copper Index Fund (NYSE Arca: CPER)	001-34833
SPDR Gold Shares (NYSE Arca: GLD)	001-32356
United States Natural Gas Fund, LP (NYSE Arca: UNG)	001-33096
United States Oil Fund, LP (NYSE Arca: USO)	001-32834
abrdn Physical Palladium Shares ETF (NYSE Arca: PALL)	001-34589
Abrdn Physical Platinum Shares ETF (NYSE Arca: PPLT)	001-34590
iShares Silver Trust (NYSE Arca: SLV)	001-32863
Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the SAI. Each Fund’s portfolio holdings are posted on a daily basis to the Fund’s website (www.proshares.com).

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Financial Highlights
The following tables are intended to help you understand the financial history of each Fund for the past five years (or since inception, if shorter). Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been derived from information audited by [ ], an independent registered public accounting firm, whose report, along with the financial statements of a Fund, is included in the Trust’s filing on Form N-CSR for the fiscal year ended May 31, 2026, as may be amended, and is available upon request.

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ProShares Trust Financial Highlights
FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Short 7-10 Year Treasury
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	30.10	1.00	(0.53)	—	0.47	(1.05)	(0.88)	—	(1.93)	28.64	1.60%	1.52%	1.46%	0.95%	2.92%	3.43%	12,171	—
Year ended May 31, 2024	28.37	1.07	1.94	—	3.01	(1.28)	—	—	(1.28)	30.10	10.87	11.03	1.18	0.95	3.38	3.61	19,567	—
Year ended May 31, 2023	26.73	0.42	1.43	—	1.85	(0.21)	—	—	(0.21)	28.37	6.97	6.78	0.98	0.95	1.47	1.50	28,374	—
Year ended May 31, 2022	24.82	(0.21)	2.12	—	1.91	—	—	—	—	26.73	7.67	8.04	0.96	0.95	(0.86)	(0.85)	171,717	—
Short 20+ Year Treasury
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	24.37	0.87	0.67	—	1.54	(1.04)	—	—	(1.04)	24.87	6.68	6.68	1.00	0.95	3.63	3.68	88,054	—
Year ended May 31, 2024	21.90	0.88	2.66	—	3.54	(1.07)	—	—	(1.07)	24.37	16.68	16.84	0.95	0.95	3.72	3.72	98,681	—
Year ended May 31, 2023	19.86	0.42	1.91	—	2.33	(0.29)	—	—	(0.29)	21.90	11.76	11.66	0.92	0.92	1.96	1.96	186,123	—
Year ended May 31, 2022	17.60	(0.14)	2.40	—	2.26	—	—	—	—	19.86	12.81	12.33	0.90	0.90	(0.81)	(0.81)	675,163	—
Short Dow30SM
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	29.44	1.21	(2.58)	—	(1.37)	(1.38)	—	—	(1.38)	26.69	(4.66)	(4.55)	0.99	0.95	4.38	4.42	134,088	—
Year ended May 31, 2024	33.94	1.43	(4.46)	—(h)	(3.03)	(1.47)	—	—	(1.47)	29.44	(9.06)	(9.04)	0.97	0.95	4.60	4.61	181,754	—
Year ended May 31, 2023	33.99	0.66	(0.38)	—	0.28	(0.33)	—	—	(0.33)	33.94	0.83	0.83	0.96	0.95	1.93	1.94	263,833	—
Year ended May 31, 2022	34.12	(0.29)	0.16(i)	—	(0.13)	—	—	—	—	33.99	(0.39)	(0.38)	0.95	0.95	(0.86)	(0.86)	255,737	—

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Short Financials
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025 †	41.79	1.67	(8.19)	—	(6.52)	(1.91)	—	—	(1.91)	33.36	(16.06)%	(16.09)%	1.58%	0.95%	3.91%	4.54%	10,630	—
Year ended May 31, 2024 †	54.54	2.06	(12.61)	—	(10.55)	(2.20)	—	—	(2.20)	41.79	(19.70)	(19.51)	1.25	0.95	3.95	4.25	11,752	—
Year ended May 31, 2023 †	50.16	1.11	3.71	—	4.82	(0.44)	—	—	(0.44)	54.54	9.65	9.62	1.15	0.95	1.92	2.12	43,286	—
Year ended May 31, 2022 †	50.87	(0.41)	(0.30)(i)	—	(0.71)	—	—	—	—	50.16	(1.41)	(1.34)	1.56	0.95	(1.45)	(0.84)	18,494	—
Short FTSE China 50
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	17.01	0.52	(5.38)	—	(4.86)	(0.58)	—	—	(0.58)	11.57	(29.10)	(29.35)	2.65	0.95	1.93	3.63	3,239	—
Year ended May 31, 2024	18.62	0.54	(1.62)	—	(1.08)	(0.53)	—	—	(0.53)	17.01	(5.98)	(5.92)	2.17	0.95	1.74	2.96	6,802	—
Year ended May 31, 2023	17.09	0.28	1.38	—	1.66	(0.13)	—	—	(0.13)	18.62	9.73	9.94	1.89	0.95	0.61	1.55	7,447	—
Year ended May 31, 2022	14.18	(0.15)	3.06	—	2.91	—	—	—	—	17.09	20.55	20.62	2.06	0.95	(2.00)	(0.89)	6,836	—
Short High Yield
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	17.24	0.73	(1.14)	—	(0.41)	(0.88)	—	—	(0.88)	15.95	(2.42)	(2.43)	1.06	0.95	4.33	4.44	100,513	—
Year ended May 31, 2024	18.72	0.73	(1.44)	—	(0.71)	(0.77)	—	—	(0.77)	17.24	(3.80)	(3.76)	1.00	0.95	4.00	4.05	94,835	—
Year ended May 31, 2023	18.44	0.34	0.13(i)	—	0.47	(0.19)	—	—	(0.19)	18.72	2.52	2.48	0.98	0.95	1.75	1.78	243,364	—
Year ended May 31, 2022	18.23	(0.14)	0.35	—	0.21	—	—	—	—	18.44	1.17	1.26	1.03	0.95	(0.87)	(0.79)	343,042	—

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Short MidCap400
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	20.26	0.82	(0.63)	—	0.19	(0.93)	—	—	(0.93)	19.52	0.99%	1.06%	2.22%	0.95%	2.93%	4.20%	5,731	—
Year ended May 31, 2024	25.22	0.90	(4.77)	—	(3.87)	(1.09)	—	—	(1.09)	20.26	(15.65)	(15.71)	1.74	0.95	3.17	3.96	5,442	—
Year ended May 31, 2023	24.73	0.54	0.21(i)	—	0.75	(0.26)	—	—	(0.26)	25.22	3.03	3.03	1.40	0.95	1.72	2.17	16,230	—
Year ended May 31, 2022	24.32	(0.21)	0.62	—	0.41	—	—	—	—	24.73	1.68	1.73	1.53	0.95	(1.46)	(0.88)	12,206	—
Short MSCI EAFE
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	16.24	0.79	(1.92)	—	(1.13)	(0.88)	—	—	(0.88)	14.23	(7.45)	(7.38)	1.44	0.95	4.44	4.93	12,168	—
Year ended May 31, 2024	18.86	0.70	(2.50)	—	(1.80)	(0.82)	—	—	(0.82)	16.24	(9.84)	(9.93)	1.17	0.95	3.69	3.91	20,707	—
Year ended May 31, 2023	19.54	0.40	(0.85)	—	(0.45)	(0.23)	—	—	(0.23)	18.86	(2.30)	(2.17)	1.02	0.95	1.88	1.95	67,431	—
Year ended May 31, 2022	18.19	(0.15)	1.50(i)	—	1.35	—	—	—	—	19.54	7.41	7.43	1.22	0.95	(1.06)	(0.79)	64,958	—
Short MSCI Emerging Markets
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025 †	27.73	0.96	(2.88)	—	(1.92)	(1.06)	—	—	(1.06)	24.75	(7.05)	(7.03)	1.69	0.95	2.90	3.64	16,213	—
Year ended May 31, 2024 †	30.73	1.08	(2.86)	—	(1.78)	(1.22)	—	—	(1.22)	27.73	(5.94)	(5.81)	1.27	0.95	3.37	3.69	15,251	—
Year ended May 31, 2023 †	28.23	0.52	2.24	—	2.76	(0.26)	—	—	(0.26)	30.73	9.77	9.69	1.16	0.95	1.47	1.68	37,646	—
Year ended May 31, 2022 †	23.71	(0.23)	4.75	—	4.52	—	—	—	—	28.23	19.04	18.97	1.19	0.95	(1.12)	(0.87)	43,046	—

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Short QQQ
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	43.59	2.10	(7.18)	—	(5.08)	(2.47)	—	—	(2.47)	36.04	(11.94)%	(11.82)%	1.00%	0.95%	5.29%	5.34%	573,773	—
Year ended May 31, 2024 †	56.71	2.73	(12.93)	0.01	(10.19)	(2.93)	—	—	(2.93)	43.59	(18.50)	(18.47)	0.99	0.95	5.41	5.46	569,807	—
Year ended May 31, 2023 †	66.32	1.45	(10.35)	—	(8.90)	(0.71)	—	—	(0.71)	56.71	(13.57)	(13.64)	0.99	0.95	2.11	2.16	1,126,410	—
Year ended May 31, 2022 †	66.08	(0.50)	0.74	—	0.24	—	—	—	—	66.32	0.35	0.38	1.00	0.95	(0.87)	(0.82)	1,083,760	—
Short Real Estate
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	19.42	0.85	(2.27)	—	(1.42)	(1.04)	—	—	(1.04)	16.96	(7.37)	(7.14)	1.52	0.95	4.33	4.90	11,443	—
Year ended May 31, 2024	20.95	0.84	(1.49)	—	(0.65)	(0.88)	—	—	(0.88)	19.42	(3.02)	(3.12)	1.15	0.95	3.98	4.17	17,962	—
Year ended May 31, 2023	18.07	0.43	2.68	—	3.11	(0.23)	—	—	(0.23)	20.95	17.21	17.08	1.09	0.95	2.01	2.15	55,517	—
Year ended May 31, 2022 †	19.13	(0.15)	(0.91)	—	(1.06)	—	—	—	—	18.07	(5.55)	(5.34)	1.74	0.95	(1.63)	(0.84)	16,259	—
Short Russell2000
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	20.77	0.90	(0.69)	—	0.21	(1.01)	—	—	(1.01)	19.97	1.21	1.37	1.04	0.95	4.48	4.57	180,096	—
Year ended May 31, 2024	24.83	1.04	(3.98)	—	(2.94)	(1.12)	—	—	(1.12)	20.77	(12.05)	(12.07)	1.02	0.95	4.50	4.57	167,505	—
Year ended May 31, 2023	24.09	0.48	0.50	—	0.98	(0.24)	—	—	(0.24)	24.83	4.07	4.04	1.01	0.95	1.92	1.97	451,041	—
Year ended May 31, 2022	21.42	(0.18)	2.85	—	2.67	—	—	—	—	24.09	12.47	12.62	1.00	0.95	(0.87)	(0.82)	453,284	—

576 :: FINANCIAL HIGHLIGHTS
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Short S&P500®
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025 †	47.78	2.09	(5.61)	—	(3.52)	(2.37)	—	—	(2.37)	41.89	(7.47)%	(7.34)%	0.89%	0.89%	4.75%	4.75%	1,349,269	—
Year ended May 31, 2024 †	59.45	2.65	(11.45)	0.01	(8.79)	(2.88)	—	—	(2.88)	47.78	(15.21)	(15.22)	0.89	0.89	4.91	4.91	987,835	—
Year ended May 31, 2023 †	60.90	1.35	(2.12)	—	(0.77)	(0.68)	—	—	(0.68)	59.45	(1.31)	(1.23)	0.88	0.88	2.15	2.15	2,245,330	—
Year ended May 31, 2022 †	63.08	(0.45)	(1.73)	—	(2.18)	—	—	—	—	60.90	(3.46)	(3.55)	0.89	0.89	(0.76)	(0.76)	2,350,459	—
Short SmallCap600
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	15.92	0.65	(0.08)	—	0.57	(0.72)	—	—	(0.72)	15.77	3.79	3.48	2.28	0.95	2.93	4.26	4,947	—
Year ended May 31, 2024	19.16	0.67	(3.17)	—	(2.50)	(0.74)	—	—	(0.74)	15.92	(13.25)	(12.86)	1.51	0.95	3.27	3.82	5,950	—
Year ended May 31, 2023	17.96	0.44	0.93	—	1.37	(0.17)	—	—	(0.17)	19.16	7.63	7.28	1.37	0.95	1.96	2.38	30,060	—
Year ended May 31, 2022	17.35	(0.15)	0.76	—	0.61	—	—	—	—	17.96	3.51	3.57	2.32	0.95	(2.22)	(0.85)	7,071	—
Ultra 7-10 Year Treasury
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	41.55	1.60	0.91(i)	—	2.51	(1.57)	—	—	(1.57)	42.49	6.11	6.09	1.18	0.95	3.46	3.69	24,008	—
Year ended May 31, 2024	48.41	1.78	(6.83)	—	(5.05)	(1.81)	—	—	(1.81)	41.55	(10.63)	(11.03)	1.42	0.95	3.66	4.12	18,905	—
Year ended May 31, 2023	55.02	1.09	(7.28)	—	(6.19)	(0.42)	—	—	(0.42)	48.41	(11.25)	(10.94)	1.42	0.95	1.70	2.17	9,925	—
Year ended May 31, 2022	67.14	(0.06)	(11.92)	—	(11.98)	(0.14)	—	—	(0.14)	55.02	(17.88)	(18.01)	1.41	0.95	(0.55)	(0.09)	17,882	57%

FINANCIAL HIGHLIGHTS :: 577
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Ultra 20+ Year Treasury
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	18.53	0.71	(2.14)	—	(1.43)	(0.75)	—	—	(0.75)	16.35	(8.16)%	(8.22)%	0.97%	0.95%	3.80%	3.82%	134,906	—
Year ended May 31, 2024	25.26	0.83	(6.75)	—	(5.92)	(0.81)	—	—	(0.81)	18.53	(23.91)	(24.25)	1.00	0.95	4.10	4.15	91,716	—
Year ended May 31, 2023	33.66	0.62	(8.81)	—	(8.19)	(0.21)	—	—	(0.21)	25.26	(24.39)	(24.22)	1.06	0.95	2.17	2.28	58,718	—
Year ended May 31, 2022	48.00	(0.25)	(14.09)	—	(14.34)	—	—	—	—	33.66	(29.86)	(29.47)	1.11	0.95	(0.66)	(0.50)	36,189	58%
Ultra Communication Services
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	64.27	0.31	22.96	—	23.27	(0.28)	—	—	(0.28)	87.26	36.28	36.52	2.52	0.95	(1.18)	0.39	7,853	144
Year ended May 31, 2024	38.94	0.19	25.28	—	25.47	(0.14)	—	—	(0.14)	64.27	65.50	65.23	5.63	0.95	(4.33)	0.35	3,213	298
Year ended May 31, 2023	39.30	0.65	(0.10)	—	0.55	(0.91)	—	—	(0.91)	38.94	1.98	1.97	8.96	0.95	(6.09)	1.92	779	47
Year ended May 31, 2022	47.81	0.59	(8.40)	—	(7.81)	(0.70)	—	—	(0.70)	39.30	(16.64)	(16.77)	5.55	0.95	(3.37)	1.23	1,965	34
Ultra Consumer Discretionary
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	33.56	0.25	10.42	—	10.67	(0.19)	—	—	(0.19)	44.04	31.83	32.27	1.63	0.95	(0.09)	0.59	13,874	31
Year ended May 31, 2024	27.22	0.03	6.34	—	6.37	(0.03)	—	—	(0.03)	33.56	23.40	23.27	1.60	0.95	(0.57)	0.08	13,256	37
Year ended May 31, 2023	29.21	0.19	(2.12)	—	(1.93)	(0.06)	—	—	(0.06)	27.22	(6.57)	(6.68)	1.88	0.95	(0.19)	0.74	12,930	77
Year ended May 31, 2022 †	48.65	(0.16)	(19.28)	—	(19.44)	—	—	—	—	29.21	(39.97)	(39.99)	1.32	0.95	(0.71)	(0.35)	13,874	18

578 :: FINANCIAL HIGHLIGHTS
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Ultra Consumer Staples
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	17.76	0.33	1.62	—	1.95	(0.30)	—	—	(0.30)	19.41	11.04%	11.22%	2.19%	0.95%	0.53%	1.77%	10,095	34%
Year ended May 31, 2024	16.25	0.32	1.32	—	1.64	(0.13)	—	—	(0.13)	17.76	10.19	9.45	2.54	0.95	0.38	1.97	7,816	26
Year ended May 31, 2023	20.90	0.29	(4.74)	—	(4.45)	(0.20)	—	—	(0.20)	16.25	(21.33)	(20.93)	2.46	0.95	0.08	1.60	8,126	37
Year ended May 31, 2022 †	22.44	0.09	(1.56)	—	(1.47)	(0.07)	—	—	(0.07)	20.90	(6.57)	(6.61)	1.80	0.95	(0.50)	0.35	8,362	9
Ultra Dow30SM
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	81.69	0.93	9.01	—	9.94	(0.96)	—	—	(0.96)	90.67	12.17	11.83	0.96	0.95	0.99	1.00	398,969	11
Year ended May 31, 2024	62.09	0.98	19.08	—	20.06	(0.46)	—	—	(0.46)	81.69	32.31	32.36	0.96	0.95	1.32	1.33	383,950	4
Year ended May 31, 2023	65.35	1.08	(3.94)	—	(2.86)	(0.40)	—	—	(0.40)	62.09	(4.35)	(4.35)	0.97	0.95	1.72	1.74	319,777	11
Year ended May 31, 2022	72.22	0.43	(7.05)	—	(6.62)	(0.25)	—	—	(0.25)	65.35	(9.21)	(9.21)	0.95	0.95	0.59	0.59	385,592	4
Ultra Energy
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	43.99	1.04	(13.10)	—	(12.06)	(1.15)	—	—	(1.15)	30.78	(27.93)	(28.28)	1.07	0.95	2.54	2.66	64,734	27
Year ended May 31, 2024	31.27	0.84	12.34	—	13.18	(0.46)	—	—	(0.46)	43.99	42.26	42.64	1.04	0.95	2.02	2.11	118,897	22
Year ended May 31, 2023	43.71	0.75	(12.82)	—	(12.07)	(0.37)	—	—	(0.37)	31.27	(27.74)	(27.60)	1.03	0.95	1.88	1.96	109,549	61
Year ended May 31, 2022 †	16.69	0.43	27.11	—	27.54	(0.52)	—	—	(0.52)	43.71	168.23	167.93	0.99	0.95	1.95	1.99	218,701	31

FINANCIAL HIGHLIGHTS :: 579
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Ultra Financials
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	65.71	0.70	24.69	—	25.39	(0.67)	—	—	(0.67)	90.43	38.75%	38.62%	0.94%	0.94%	0.86%	0.86%	837,186	12%
Year ended May 31, 2024	40.52	0.38	25.19	—	25.57	(0.38)	—	—	(0.38)	65.71	63.44	63.38	0.95	0.95	0.73	0.73	680,638	221
Year ended May 31, 2023	53.90	0.46	(13.43)	—	(12.97)	(0.41)	—	—	(0.41)	40.52	(24.13)	(24.18)	0.95	0.95	1.00	1.00	474,341	50
Year ended May 31, 2022	63.67	0.22	(6.71)	—	(6.49)	(0.18)	(3.10)	—	(3.28)	53.90	(11.16)	(11.22)	0.95	0.95	0.35	0.35	671,523	9
Ultra FTSE China 50
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	15.64	0.68	6.78	—	7.46	(0.66)	—	—	(0.66)	22.44	48.39	47.70	1.53	0.95	2.97	3.55	14,701	—
Year ended May 31, 2024	16.98	0.34	(1.26)	—	(0.92)	(0.42)	—	—	(0.42)	15.64	(5.33)	(5.12)	1.84	0.95	1.31	2.20	10,560	—
Year ended May 31, 2023	29.78	0.23	(13.01)	—	(12.78)	(0.02)	—	—	(0.02)	16.98	(42.94)	(42.93)	1.77	0.97	0.19	0.99	9,592	—
Year ended May 31, 2022	70.23	(0.44)	(40.01)	—	(40.45)	—	—	—	—	29.78	(57.59)	(57.66)	1.49	0.95	(1.47)	(0.93)	10,424	—
Ultra FTSE Europe
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	66.95	1.50	9.45	—	10.95	(1.38)	—	—	(1.38)	76.52	16.90	17.14	2.74	0.95	0.53	2.32	8,800	—
Year ended May 31, 2024	51.61	1.06	15.31	—	16.37	(1.03)	—	—	(1.03)	66.95	32.12	31.90	3.05	0.95	(0.18)	1.91	5,021	—
Year ended May 31, 2023	52.93	0.49	(1.70)	—	(1.21)	(0.11)	—	—	(0.11)	51.61	(2.28)	(2.36)	3.06	0.95	(1.05)	1.05	3,871	—
Year ended May 31, 2022	69.86	(0.59)	(16.34)	—	(16.93)	—	—	—	—	52.93	(24.25)	(24.74)	2.61	0.95	(2.56)	(0.90)	3,969	—

580 :: FINANCIAL HIGHLIGHTS
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Ultra Health Care
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025 †	49.40	0.61	(9.96)	—	(9.35)	(0.58)	—	—	(0.58)	39.47	(19.15)%	(19.03)%	1.07%	0.95%	1.11%	1.23%	64,341	2%
Year ended May 31, 2024 †	41.15	0.49	7.93	—	8.42	(0.17)	—	—	(0.17)	49.40	20.50	20.03	1.05	0.95	0.97	1.07	86,947	4
Year ended May 31, 2023 †	46.21	0.46	(5.41)	—	(4.95)	(0.11)	—	—	(0.11)	41.15	(10.76)	(10.55)	1.08	0.95	0.90	1.03	80,233	19
Year ended May 31, 2022 †	44.20	0.12	1.97	—	2.09	(0.08)	—	—	(0.08)	46.21	4.70	4.60	1.02	0.95	0.17	0.24	117,843	12
Ultra High Yield
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	68.44	2.04	6.48	—	8.52	(2.31)	—	—	(2.31)	74.65	12.60	12.64	1.66	0.95	2.10	2.81	17,917	—
Year ended May 31, 2024	60.58	1.94	7.45	—	9.39	(1.53)	—	—	(1.53)	68.44	15.62	15.36	1.58	0.95	2.36	2.99	7,529	—
Year ended May 31, 2023	67.42	1.07	(6.33)	—	(5.26)	(1.58)	—	—	(1.58)	60.58	(7.79)	(7.83)	1.68	0.96	1.01	1.73	5,452	—
Year ended May 31, 2022	75.77	(0.71)	(7.39)	—	(8.10)	—	(0.25)	—	(0.25)	67.42	(10.74)	(10.63)	1.17	0.95	(1.15)	(0.93)	20,227	—
Ultra Industrials
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	32.82	0.19	7.64	—	7.83	(0.14)	—	—	(0.14)	40.51	23.93	24.00	1.41	0.95	0.07	0.53	22,688	2
Year ended May 31, 2024	21.38	0.13	11.39	—	11.52	(0.08)	—	—	(0.08)	32.82	53.88	53.70	1.44	0.95	(0.02)	0.47	23,302	8
Year ended May 31, 2023	23.85	0.21	(2.63)	—	(2.42)	(0.05)	—	—	(0.05)	21.38	(10.14)	(10.09)	1.68	0.95	0.18	0.91	16,252	73
Year ended May 31, 2022	33.02	0.01	(9.17)	—	(9.16)	(0.01)	—	—	(0.01)	23.85	(27.77)	(27.70)	1.32	0.95	(0.33)	0.05	16,694	9

FINANCIAL HIGHLIGHTS :: 581
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Ultra Materials
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	27.73	0.28	(4.83)	—	(4.55)	(0.25)	—	—	(0.25)	22.93	(16.48)%	(16.22)%	1.22%	0.95%	0.80%	1.07%	32,902	42%
Year ended May 31, 2024	19.73	0.21	7.89	—	8.10	(0.10)	—	—	(0.10)	27.73	41.07	40.19	1.19	0.95	0.62	0.87	45,059	2
Year ended May 31, 2023	26.77	0.34	(7.23)	—	(6.89)	(0.15)	—	—	(0.15)	19.73	(25.72)	(25.47)	1.18	0.95	1.32	1.55	37,988	40
Year ended May 31, 2022 †	26.79	0.16	(0.02)	—	0.14	(0.16)	—	—	(0.16)	26.77	0.54	0.22	1.10	0.95	0.50	0.65	62,229	5
Ultra MidCap400
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	64.77	0.28	(5.04)	—	(4.76)	(0.29)	—	—	(0.29)	59.72	(7.39)	(7.44)	1.01	0.95	0.36	0.42	132,866	22
Year ended May 31, 2024	45.36	0.32	19.45	—	19.77	(0.36)	—	—	(0.36)	64.77	43.73	43.61	1.00	0.95	0.52	0.58	137,634	27
Year ended May 31, 2023	54.03	0.60	(8.73)	—	(8.13)	(0.54)	—	—	(0.54)	45.36	(15.04)	(14.94)	1.04	0.95	1.11	1.21	114,542	46
Year ended May 31, 2022	65.80	0.18	(11.82)	—	(11.64)	(0.13)	—	—	(0.13)	54.03	(17.73)	(17.75)	0.99	0.95	0.24	0.28	122,914	52
Ultra MSCI Brazil Capped
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	23.09	0.86	(3.98)	—	(3.12)	(1.07)	—	—	(1.07)	18.90	(13.34)	(12.84)	5.11	0.95	0.31	4.47	2,297	—
Year ended May 31, 2024	22.55	0.74	0.35	—	1.09	(0.55)	—	—	(0.55)	23.09	4.31	4.02	2.85	0.95	0.71	2.60	3,268	—
Year ended May 31, 2023	32.73	0.13	(10.31)	—	(10.18)	—	—	—	—	22.55	(31.12)	(31.43)	2.65	0.95	(1.15)	0.55	4,544	—
Year ended May 31, 2022	37.27	(0.27)	(4.27)	—	(4.54)	—	—	—	—	32.73	(12.21)	(11.88)	2.22	0.95	(2.17)	(0.90)	9,543	—

582 :: FINANCIAL HIGHLIGHTS
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Ultra MSCI EAFE
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	47.73	0.98	6.23	—	7.21	(0.90)	—	—	(0.90)	54.04	15.47%	14.74%	1.87%	0.95%	1.18%	2.10%	14,860	—
Year ended May 31, 2024	38.36	0.81	9.46	—	10.27	(0.90)	—	—	(0.90)	47.73	27.13	27.27	1.83	0.95	1.09	1.96	10,739	—
Year ended May 31, 2023	40.28	0.48	(2.31)	—	(1.83)	(0.09)	—	—	(0.09)	38.36	(4.54)	(4.37)	1.81	0.95	0.48	1.33	10,550	—
Year ended May 31, 2022	52.83	(0.45)	(12.10)	—	(12.55)	—	—	—	—	40.28	(23.76)	(23.48)	1.68	0.95	(1.64)	(0.91)	9,064	—
Ultra MSCI Emerging Markets
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	52.32	1.83	4.46	—	6.29	(1.93)	—	—	(1.93)	56.68	12.19	11.88	1.46	0.95	2.82	3.33	25,504	—
Year ended May 31, 2024	47.07	1.40	5.15	—	6.55	(1.30)	—	—	(1.30)	52.32	14.13	14.08	1.48	0.95	2.30	2.83	15,697	—
Year ended May 31, 2023	62.90	0.62	(16.35)	—	(15.73)	(0.10)	—	—	(0.10)	47.07	(25.01)	(24.99)	1.36	0.96	0.81	1.21	16,474	—
Year ended May 31, 2022	105.83	(0.80)	(42.13)	—	(42.93)	—	—	—	—	62.90	(40.57)	(40.56)	1.09	0.95	(1.05)	(0.90)	26,731	—
Ultra MSCI Japan
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	40.31	0.66	2.38	—	3.04	(0.76)	—	—	(0.76)	42.59	7.78	8.15	2.69	0.95	(0.06)	1.68	6,389	—
Year ended May 31, 2024	32.11	0.62	8.04	—	8.66	(0.46)	—	—	(0.46)	40.31	27.15	27.23	2.05	0.95	0.60	1.70	9,272	—
Year ended May 31, 2023	32.91	0.21	(0.85)	—	(0.64)	(0.16)	—	—	(0.16)	32.11	(1.89)	(2.29)	3.75	0.95	(2.08)	0.73	9,313	111%
Year ended May 31, 2022	47.18	(0.33)	(13.94)	—	(14.27)	—	—	—	—	32.91	(30.24)	(30.26)	2.25	0.96	(2.05)	(0.76)	5,760	579

FINANCIAL HIGHLIGHTS :: 583
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Ultra Nasdaq Biotechnology
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	56.04	0.60	(12.69)	—	(12.09)	(0.94)	—	—	(0.94)	43.01	(21.93)%	(21.98)%	1.19%	0.95%	0.82%	1.06%	44,300	28%
Year ended May 31, 2024	52.21	0.25	3.66	—	3.91	(0.08)	—	—	(0.08)	56.04	7.49	7.51	1.14	0.95	0.28	0.47	88,267	32
Year ended May 31, 2023	48.04	0.11	4.08	—	4.19	(0.02)	—	—	(0.02)	52.21	8.71	8.53	1.15	0.95	—(j)	0.20	96,593	23
Year ended May 31, 2022	84.53	(0.23)	(36.26)	—	(36.49)	—	—	—	—	48.04	(43.17)	(43.05)	1.08	0.95	(0.41)	(0.28)	93,685	27
Ultra Nasdaq Cloud Computing
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	21.77	0.08	8.75	—	8.83	(0.08)	—	—	(0.08)	30.52	40.55	40.80	5.04	0.95	(3.82)	0.27	2,594	61
Year ended May 31, 2024	15.73	—(h)	6.04	—	6.04	—	—	—	—	21.77	38.39	38.46	4.91	0.95	(3.96)	(0.01)	2,721	59
Year ended May 31, 2023	18.30	0.03	(2.60)	—	(2.57)	—	—	—	—	15.73	(14.04)	(14.04)	7.37	0.95	(6.20)	0.21	1,573	70
Year ended May 31, 2022	39.18	(0.16)	(20.72)	—	(20.88)	—	—	—	—	18.30	(53.30)	(53.81)	3.49	0.95	(2.96)	(0.43)	1,830	74
Ultra Nasdaq Cybersecurity
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	36.63	0.95	20.30	—	21.25	(1.06)	—	—	(1.06)	56.82	58.85	59.31	2.87	0.95	0.12	2.04	4,546	—
Year ended May 31, 2024	28.45	0.73	7.80	—	8.53	(0.35)	—	—	(0.35)	36.63	29.95	30.02	3.97	0.95	(0.99)	2.03	3,297	—
Year ended May 31, 2023	31.11	0.10	(2.76)	—	(2.66)	—	—	—	—	28.45	(8.54)	(8.99)	4.05	0.95	(2.71)	0.39	1,992	—
Year ended May 31, 2022	37.53	(0.41)	(5.77)	—	(6.18)	—	(0.24)	—	(0.24)	31.11	(16.75)	(16.09)	2.07	0.95	(2.01)	(0.89)	2,333	—

584 :: FINANCIAL HIGHLIGHTS
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Ultra QQQ
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	89.01	0.26	15.84	—	16.10	(0.24)	—	—	(0.24)	104.87	18.10%	17.80%	0.98%	0.95%	0.22%	0.25%	7,681,861	16%
Year ended May 31, 2024	57.26	0.20	31.68	—	31.88	(0.13)	—	—	(0.13)	89.01	55.71	55.74	0.97	0.95	0.25	0.27	6,315,591	24
Year ended May 31, 2023	50.68	0.45	6.24	—	6.69	(0.11)	—	—	(0.11)	57.26	13.34	13.47	0.98	0.95	0.97	1.01	4,586,772	27
Year ended May 31, 2022	63.62	(0.22)	(12.72)	—	(12.94)	—	—	—	—	50.68	(20.35)	(20.44)	0.98	0.95	(0.33)	(0.30)	3,679,324	54
Ultra Real Estate
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	55.67	1.37	8.14	—	9.51	(1.52)	—	—	(1.52)	63.66	17.15	17.30	1.10	0.95	1.93	2.08	61,667	5
Year ended May 31, 2024	52.72	1.11	2.72	—	3.83	(0.88)	—	—	(0.88)	55.67	7.23	7.06	1.10	0.95	1.86	2.01	57,552	25
Year ended May 31, 2023	82.93	1.29	(30.77)	—	(29.48)	(0.73)	—	—	(0.73)	52.72	(35.66)	(35.59)	1.09	0.95	1.86	2.00	59,771	29
Year ended May 31, 2022	84.64	0.63	(1.66)	—	(1.03)	(0.68)	—	—	(0.68)	82.93	(1.39)	(1.59)	1.04	0.95	0.56	0.65	102,313	10
Ultra Russell2000
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	38.33	0.43	(4.07)	—	(3.64)	(0.51)	—	—	(0.51)	34.18	(9.69)	(10.00)	1.07	0.95	0.94	1.06	309,292	66
Year ended May 31, 2024	29.74	0.37	8.41	—	8.78	(0.19)	—	—	(0.19)	38.33	29.56	30.05	1.09	0.95	0.91	1.06	205,065	40
Year ended May 31, 2023	37.10	0.42	(7.65)	—	(7.23)	(0.13)	—	—	(0.13)	29.74	(19.51)	(19.57)	1.15	0.95	1.05	1.25	120,439	58
Year ended May 31, 2022	57.80	(0.03)	(20.67)	—	(20.70)	—	—	—	—	37.10	(35.82)	(35.93)	1.31	0.95	(0.42)	(0.06)	181,770	47

FINANCIAL HIGHLIGHTS :: 585
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Ultra S&P500®
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	77.58	0.78	11.66	—	12.44	(0.78)	—	—	(0.78)	89.24	16.03%	15.68%	0.88%	0.87%	0.88%	0.89%	5,622,094	4%
Year ended May 31, 2024	51.58	0.66	25.64	—	26.30	(0.30)	—	—	(0.30)	77.58	51.06	51.04	0.89	0.89	1.03	1.04	5,108,941	4
Year ended May 31, 2023	53.88	0.80	(2.92)	—	(2.12)	(0.18)	—	—	(0.18)	51.58	(3.89)	(3.83)	0.91	0.91	1.67	1.67	3,512,357	13
Year ended May 31, 2022 †	57.13	0.20	(3.32)	—	(3.12)	(0.13)	—	—	(0.13)	53.88	(5.49)	(5.53)	0.89	0.89	0.31	0.32	3,424,199	19
Ultra Semiconductors
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025 †	58.76	0.27	(3.87)	—	(3.60)	(0.12)	—	—	(0.12)	55.04	(6.14)	(6.21)	0.95	0.95	0.46	0.46	1,005,564	205
Year ended May 31, 2024 †	18.42	(0.03)	40.39	—	40.36	(0.02)	—	—	(0.02)	58.76	219.24	219.26	0.95	0.95	(0.09)	(0.09)	1,002,455	104
Year ended May 31, 2023 †	14.15	0.10	4.20	—	4.30	(0.03)	—	—	(0.03)	18.42	30.55	30.34	1.03	0.95	0.82	0.90	254,142	54
Year ended May 31, 2022 †	15.69	(0.01)	(1.53)	—	(1.54)	—	—	—	—	14.15	(9.81)	(9.79)	0.97	0.95	(0.09)	(0.07)	247,580	83
Ultra SmallCap600
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	24.54	0.31	(3.90)	—	(3.59)	(0.36)	—	—	(0.36)	20.59	(14.88)	(14.61)	1.37	0.95	0.83	1.25	27,070	38
Year ended May 31, 2024	19.08	0.28	5.44	—	5.72	(0.26)	—	—	(0.26)	24.54	30.10	29.80	1.41	0.95	0.81	1.27	32,758	38
Year ended May 31, 2023	24.86	0.24	(5.92)	—	(5.68)	(0.10)	—	—	(0.10)	19.08	(22.87)	(22.82)	1.39	0.95	0.67	1.11	26,429	29
Year ended May 31, 2022	31.80	0.02	(6.96)	—	(6.94)	—	—	—	—	24.86	(21.84)	(21.78)	1.29	0.95	(0.26)	0.08	32,935	27

586 :: FINANCIAL HIGHLIGHTS
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Ultra Technology
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	60.70	0.23	2.95	—	3.18	(0.15)	—	—	(0.15)	63.73	5.23%	5.41%	0.95%	0.95%	0.35%	0.35%	631,247	69%
Year ended May 31, 2024	40.36	—(h)	20.35	—	20.35	(0.01)	—	—	(0.01)	60.70	50.42	49.69	0.95	0.95	0.01	0.01	662,541	17
Year ended May 31, 2023	34.97	0.11	5.28	—	5.39	—	—	—	—	40.36	15.43	15.61	0.97	0.95	0.36	0.38	575,192	56
Year ended May 31, 2022 †	41.71	(0.22)	(6.52)	—	(6.74)	—	—	—	—	34.97	(16.16)	(16.21)	0.95	0.95	(0.43)	(0.43)	539,380	41
Ultra Utilities
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	67.70	1.50	13.47	—	14.97	(1.39)	—	—	(1.39)	81.28	22.42	22.47	1.59	0.95	1.38	2.02	16,663	13
Year ended May 31, 2024	57.55	1.23	10.10	—	11.33	(1.18)	—	—	(1.18)	67.70	20.18	20.12	1.94	0.95	1.27	2.26	15,910	4
Year ended May 31, 2023	79.60	1.27	(22.04)	—	(20.77)	(1.28)	—	—	(1.28)	57.55	(26.25)	(26.13)	1.68	0.95	1.12	1.85	9,496	25
Year ended May 31, 2022	61.06	1.16	18.30	—	19.46	(0.92)	—	—	(0.92)	79.60	32.18	31.65	1.36	0.95	1.29	1.70	23,880	20
UltraPro Dow30SM
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	76.82	1.16	7.47	—	8.63	(1.08)	—	—	(1.08)	84.37	11.19	10.66	0.95	0.95	1.28	1.28	679,198	24
Year ended May 31, 2024	53.05	0.63	23.78	—	24.41	(0.64)	—	—	(0.64)	76.82	46.22	46.34	0.95	0.95	0.96	0.96	722,062	87
Year ended May 31, 2023	61.21	0.84	(8.37)	—	(7.53)	(0.63)	—	—	(0.63)	53.05	(12.26)	(12.26)	0.95	0.95	1.52	1.52	607,448	42
Year ended May 31, 2022	73.42	0.38	(12.38)	—	(12.00)	(0.21)	—	—	(0.21)	61.21	(16.40)	(16.40)	0.95	0.95	0.51	0.51	691,723	36

FINANCIAL HIGHLIGHTS :: 587
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
UltraPro MidCap400
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	25.79	0.25	(5.03)	—	(4.78)	(0.22)	—	—	(0.22)	20.79	(18.70)%	(18.58)%	1.40%	0.95%	0.52%	0.97%	26,193	67%
Year ended May 31, 2024	15.95	0.10	9.79	—	9.89	(0.05)	—	—	(0.05)	25.79	62.01	62.40	1.50	0.95	(0.07)	0.48	33,007	48
Year ended May 31, 2023	22.49	0.13	(6.59)	—	(6.46)	(0.08)	—	—	(0.08)	15.95	(28.73)	(28.77)	1.52	0.95	0.15	0.72	23,527	78
Year ended May 31, 2022	32.13	0.01	(9.62)	—	(9.61)	(0.03)	—	—	(0.03)	22.49	(29.95)	(30.05)	1.32	0.95	(0.33)	0.03	29,799	96
UltraPro QQQ
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	62.48	0.93	7.75	—	8.68	(0.99)	—	—	(0.99)	70.17	13.82	13.45	0.97	0.82	1.17	1.32	24,411,133	25
Year ended May 31, 2024	34.69	0.76	27.73	—	28.49	(0.70)	—	—	(0.70)	62.48	82.84	82.67	0.97	0.84	1.49	1.63	21,486,427	32
Year ended May 31, 2023	33.03	0.51	1.40	—	1.91	(0.25)	—	—	(0.25)	34.69	6.27	6.38	0.98	0.88	1.96	2.06	15,391,729	168
Year ended May 31, 2022 †	51.15	(0.14)	(17.98)	—	(18.12)	—(h)	—	—	—(h)	33.03	(35.44)	(35.57)	0.98	0.86	(0.35)	(0.23)	13,697,179	127
UltraPro Russell2000
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	45.37	0.61	(11.11)	—	(10.50)	(0.70)	—	—	(0.70)	34.17	(23.51)	(23.81)	1.08	0.95	1.20	1.33	295,605	91
Year ended May 31, 2024	33.80	0.22	11.56	—	11.78	(0.21)	—	—	(0.21)	45.37	34.95	35.25	1.12	0.95	0.36	0.54	489,975	526
Year ended May 31, 2023	52.41	0.36	(18.82)	—	(18.46)	(0.15)	—	—	(0.15)	33.80	(35.25)	(35.14)	1.11	0.95	0.69	0.85	204,461	85
Year ended May 31, 2022	110.95	(0.07)	(58.47)	—	(58.54)	—	—	—	—	52.41	(52.76)	(52.92)	1.29	0.95	(0.42)	(0.08)	259,439	60

588 :: FINANCIAL HIGHLIGHTS
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
UltraPro S&P500®
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	70.02	0.89	10.00	—	10.89	(0.89)	—	—	(0.89)	80.02	15.51%	14.91%	0.89%	0.89%	1.09%	1.09%	3,836,825	5%
Year ended May 31, 2024	39.85	0.45	30.16	—	30.61	(0.44)	—	—	(0.44)	70.02	77.20	77.37	0.91	0.91	0.86	0.86	3,441,239	18
Year ended May 31, 2023	46.40	0.66	(6.99)	—	(6.33)	(0.22)	—	—	(0.22)	39.85	(13.55)	(13.53)	0.92	0.92	1.77	1.77	2,387,091	34
Year ended May 31, 2022 †	53.12	0.11	(6.76)	—	(6.65)	(0.07)	—	—	(0.07)	46.40	(12.57)	(12.58)	0.91	0.91	0.18	0.18	2,573,073	66
UltraPro Short 20+ Year Treasury
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	78.59	1.41	2.97	—	4.38	(1.07)	(3.31)	—	(4.38)	78.59	5.82	5.84	1.13	0.95	1.81	1.99	24,647	—
Year ended May 31, 2024	66.12	1.41	18.23	—	19.64	(5.19)	(1.98)	—	(7.17)	78.59	33.10	33.65	0.98	0.95	1.85	1.87	38,793	—
Year ended May 31, 2023	56.55	1.00	9.07	—	10.07	(0.50)	—	—	(0.50)	66.12	17.83	17.61	0.95	0.95	1.51	1.51	257,438	—
Year ended May 31, 2022	41.80	(0.30)	15.05	—	14.75	—	—	—	—	56.55	35.27	34.06	0.95	0.95	(0.79)	(0.79)	403,941	—
UltraPro Short Dow30SM
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025 †	69.21	3.21	(21.35)	—	(18.14)	(3.81)	—	—	(3.81)	47.26	(26.83)	(26.50)	0.97	0.95	5.96	5.98	217,277	—
Year ended May 31, 2024 †	109.38	4.10	(40.19)	—(h)	(36.09)	(4.08)	—	—	(4.08)	69.21	(33.49)	(33.51)	0.95	0.95	4.90	4.90	287,966	—
Year ended May 31, 2023 †	123.99	2.51	(15.84)	—	(13.33)	(1.28)	—	—	(1.28)	109.38	(10.80)	(10.79)	0.95	0.95	2.23	2.23	705,315	—
Year ended May 31, 2022 †	132.53	(1.05)	(7.49)	—	(8.54)	—	—	—	—	123.99	(6.45)	(6.47)	0.95	0.95	(0.87)	(0.87)	351,588	—

FINANCIAL HIGHLIGHTS :: 589
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
UltraPro Short MidCap400
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025 †	21.66	0.84	(4.36)	—	(3.52)	(0.75)	—	—	(0.75)	17.39	(16.47)%	(16.71)%	3.28%	0.95%	2.04%	4.37%	3,293	—
Year ended May 31, 2024 †	44.26	0.77	(22.47)	—	(21.70)	(0.90)	—	—	(0.90)	21.66	(49.63)	(49.52)	2.51	0.95	0.90	2.46	3,667	—
Year ended May 31, 2023 †	50.49	0.61	(6.58)	—	(5.97)	(0.26)	—	—	(0.26)	44.26	(11.83)	(11.86)	1.67	0.95	0.61	1.32	8,821	—
Year ended May 31, 2022 †	53.73	(0.44)	(2.80)	—	(3.24)	—	—	—	—	50.49	(6.05)	(6.07)	2.11	0.95	(2.04)	(0.88)	7,539	—
UltraPro Short QQQ
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025 †	50.21	2.43	(26.11)	—	(23.68)	(2.85)	—	—	(2.85)	23.68	(48.87)	(48.65)	0.99	0.95	6.98	7.02	3,100,177	—
Year ended May 31, 2024 †	115.50	4.90	(65.01)	0.02	(60.09)	(5.20)	—	—	(5.20)	50.21	(53.60)	(53.62)	0.98	0.95	6.48	6.51	2,765,099	—
Year ended May 31, 2023 †	236.98	4.72	(124.40)	—	(119.68)	(1.80)	—	—	(1.80)	115.50	(50.83)	(50.83)	0.99	0.95	2.31	2.35	4,718,175	—
Year ended May 31, 2022 †	277.55	(1.69)	(38.88)(i)	—	(40.57)	—	—	—	—	236.98	(14.62)	(14.53)	0.98	0.95	(0.88)	(0.84)	2,824,811	—
UltraPro Short Russell2000
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	27.26	1.31	(6.74)	—	(5.43)	(1.61)	—	—	(1.61)	20.22	(20.30)	(19.87)	1.09	0.95	5.95	6.09	89,137	—
Year ended May 31, 2024	51.98	1.67	(24.80)	—	(23.13)	(1.59)	—	—	(1.59)	27.26	(45.13)	(45.24)	1.04	0.95	4.42	4.51	120,151	—
Year ended May 31, 2023	58.81	0.86	(7.33)(i)	—	(6.47)	(0.36)	—	—	(0.36)	51.98	(11.02)	(10.97)	1.03	0.95	1.55	1.64	234,317	—
Year ended May 31, 2022 †	48.28	(0.42)	10.95	—	10.53	—	—	—	—	58.81	21.80	21.89	1.04	0.95	(0.94)	(0.85)	150,418	—

590 :: FINANCIAL HIGHLIGHTS
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
UltraPro Short S&P500®
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	32.28	1.49	(12.49)	—	(11.00)	(1.77)	—	—	(1.77)	19.51	(35.12)%	(34.74)%	0.90%	0.90%	6.12%	6.12%	566,445	—
Year ended May 31, 2024 †	64.49	3.03	(32.15)	0.01	(29.11)	(3.10)	—	—	(3.10)	32.28	(46.48)	(46.47)	0.89	0.89	6.48	6.48	614,515	—
Year ended May 31, 2023 †	81.35	1.98	(17.93)	—	(15.95)	(0.91)	—	—	(0.91)	64.49	(19.82)	(19.80)	0.90	0.90	2.52	2.52	1,345,949	—
Year ended May 31, 2022 †	97.96	(0.62)	(15.99)	—	(16.61)	—	—	—	—	81.35	(16.96)	(17.15)	0.90	0.90	(0.80)	(0.80)	720,715	—
UltraShort 7-10 Year Treasury
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	24.38	0.78	(1.00)	—	(0.22)	(0.87)	—	—	(0.87)	23.29	(0.82)	(0.84)	1.40	0.95	2.92	3.37	13,977	—
Year ended May 31, 2024	21.55	0.77	2.92	—	3.69	(0.86)	—	—	(0.86)	24.38	17.44	17.56	1.18	0.95	3.03	3.27	17,063	—
Year ended May 31, 2023	19.49	0.24	1.95	—	2.19	(0.13)	—	—	(0.13)	21.55	11.28	11.30	1.01	0.95	1.09	1.15	32,327	—
Year ended May 31, 2022	16.73	(0.13)	2.89	—	2.76	—	—	—	—	19.49	16.48	16.50	0.99	0.95	(0.82)	(0.78)	122,760	—
UltraShort 20+ Year Treasury
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	36.05	1.40	1.19	—	2.59	(1.59)	—	—	(1.59)	37.05	7.75	7.81	0.93	0.93	4.13	4.13	312,571	—
Year ended May 31, 2024	29.69	1.47	6.43	—	7.90	(1.54)	—	—	(1.54)	36.05	27.43	27.67	0.91	0.91	4.26	4.26	362,568	—
Year ended May 31, 2023	25.69	0.61	3.85	—	4.46	(0.46)	—	—	(0.46)	29.69	17.45	17.56	0.90	0.90	2.10	2.10	531,733	—
Year ended May 31, 2022	20.51	(0.15)	5.33	—	5.18	—	—	—	—	25.69	25.29	24.21	0.89	0.89	(0.80)	(0.80)	1,390,214	—

FINANCIAL HIGHLIGHTS :: 591
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
UltraShort Consumer Discretionary
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025 †	31.74	1.04	(13.01)	—	(11.97)	(1.20)	—	—	(1.20)	18.57	(38.21)%	(38.43)%	4.44%	0.95%	1.00%	4.49%	2,569	—
Year ended May 31, 2024 †	44.35	1.32	(12.49)	—	(11.17)	(1.44)	—	—	(1.44)	31.74	(25.26)	(25.12)	5.14	0.95	(0.33)	3.86	1,852	—
Year ended May 31, 2023 †	53.16	0.58	(9.03)(i)	—	(8.45)	(0.36)	—	—	(0.36)	44.35	(16.03)	(15.62)	2.45	0.95	(0.40)	1.10	2,698	—
Year ended May 31, 2022 †	40.16	(0.35)	13.35	—	13.00	—	—	—	—	53.16	32.36	31.85	5.83	0.95	(5.70)	(0.81)	3,238	—
UltraShort Consumer Staples
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	13.52	0.52	(1.94)	—	(1.42)	(0.66)	—	—	(0.66)	11.44	(10.87)	(10.84)	12.07	0.95	(6.91)	4.21	693	—
Year ended May 31, 2024	15.36	0.70	(1.78)	—	(1.08)	(0.76)	—	—	(0.76)	13.52	(7.43)	(7.23)	6.49	0.95	(0.97)	4.57	819	—
Year ended May 31, 2023	13.97	0.23	1.28(i)	—	1.51	(0.12)	—	—	(0.12)	15.36	10.79	10.11	3.61	0.95	(1.07)	1.60	1,776	—
Year ended May 31, 2022	15.67	(0.12)	(1.58)	—	(1.70)	—	—	—	—	13.97	(10.88)	(10.29)	9.05	0.95	(8.96)	(0.85)	2,312	—
UltraShort Dow30SM
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	32.92	1.38	(6.28)	—	(4.90)	(1.57)	—	—	(1.57)	26.45	(15.11)	(14.91)	1.06	0.95	4.79	4.90	57,131	—
Year ended May 31, 2024	44.05	1.39	(11.20)	—(h)	(9.81)	(1.32)	—	—	(1.32)	32.92	(22.54)	(22.57)	1.02	0.95	3.73	3.79	74,397	—
Year ended May 31, 2023	46.19	0.72	(2.51)	—	(1.79)	(0.35)	—	—	(0.35)	44.05	(3.89)	(3.85)	1.01	0.95	1.52	1.58	97,336	—
Year ended May 31, 2022 †	47.13	(0.39)	(0.55)	—	(0.94)	—	—	—	—	46.19	(2.01)	(1.93)	1.00	0.95	(0.92)	(0.86)	108,998	—

592 :: FINANCIAL HIGHLIGHTS
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
UltraShort Energy
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025 †	37.79	1.73	4.19	—	5.92	(2.29)	—	—	(2.29)	41.42	16.06%	15.86%	1.41%	0.95%	4.00%	4.46%	12,974	—
Year ended May 31, 2024 †	60.38	1.88	(22.75)	—	(20.87)	(1.72)	—	—	(1.72)	37.79	(35.03)	(34.86)	1.26	0.95	3.98	4.29	19,872	—
Year ended May 31, 2023 †	66.21	0.91	(6.10)(i)	—	(5.19)	(0.64)	—	—	(0.64)	60.38	(7.76)	(7.84)	1.13	0.95	1.40	1.59	20,428	—
Year ended May 31, 2022 †	261.99	(1.15)	(194.63)	—	(195.78)	—	—	—	—	66.21	(74.73)	(74.74)	1.31	0.95	(1.21)	(0.85)	30,676	—
UltraShort Financials
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025 †	49.24	2.01	(18.51)	—	(16.50)	(2.61)	—	—	(2.61)	30.13	(34.82)	(34.85)	1.58	0.95	4.73	5.36	11,089	—
Year ended May 31, 2024 †	83.88	2.89	(34.97)	—	(32.08)	(2.56)	—	—	(2.56)	49.24	(38.87)	(38.81)	1.30	0.95	4.25	4.60	14,743	—
Year ended May 31, 2023 †	75.53	1.24	7.43	—	8.67	(0.32)	—	—	(0.32)	83.88	11.48	11.44	1.32	0.95	1.18	1.56	27,736	—
Year ended May 31, 2022 †	79.64	(0.65)	(3.46)	—	(4.11)	—	—	—	—	75.53	(5.18)	(5.27)	1.50	0.95	(1.43)	(0.89)	16,005	—
UltraShort FTSE China 50
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	29.83	1.12	(17.88)	—	(16.76)	(1.02)	—	—	(1.02)	12.05	(56.97)	(56.79)	1.79	0.95	4.80	5.64	7,015	—
Year ended May 31, 2024	38.87	0.78	(8.99)	—	(8.21)	(0.83)	—	—	(0.83)	29.83	(21.55)	(21.87)	1.44	0.95	1.69	2.17	14,973	—
Year ended May 31, 2023	37.47	0.45	1.13	—	1.58	(0.18)	—	—	(0.18)	38.87	4.27	4.62	1.34	0.95	0.81	1.20	23,400	—
Year ended May 31, 2022	30.07	(0.33)	7.73	—	7.40	—	—	—	—	37.47	24.57	24.58	1.38	0.95	(1.31)	(0.89)	24,429	—

FINANCIAL HIGHLIGHTS :: 593
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
UltraShort FTSE Europe
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025 †	36.58	1.80	(9.08)	—	(7.28)	(1.88)	—	—	(1.88)	27.42	(21.12)%	(21.12)%	1.36%	0.95%	4.58%	4.99%	18,028	—
Year ended May 31, 2024 †	53.03	1.41	(16.36)	—	(14.95)	(1.50)	—	—	(1.50)	36.58	(28.71)	(28.79)	1.10	0.95	2.81	2.96	21,306	—
Year ended May 31, 2023 †	65.55	0.76	(12.88)	—	(12.12)	(0.40)	—	—	(0.40)	53.03	(18.53)	(18.38)	1.02	0.95	1.07	1.14	74,111	—
Year ended May 31, 2022 †	59.63	(0.50)	6.42(i)	—	5.92	—(h)	—	—(h)(k)	—(h)	65.55	9.93	9.91	1.50	0.95	(1.34)	(0.79)	55,881	—
UltraShort Health Care
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	11.00	0.37	1.68	—	2.05	(0.46)	—	—	(0.46)	12.59	19.55	20.74	6.64	0.95	(2.26)	3.43	2,146	—
Year ended May 31, 2024	13.54	0.50	(2.59)	—	(2.09)	(0.45)	—	—	(0.45)	11.00	(15.68)	(16.56)	5.99	0.95	(0.94)	4.10	774	—
Year ended May 31, 2023	13.29	0.25	0.13(i)	—	0.38	(0.13)	—	—	(0.13)	13.54	2.97	3.03	3.19	0.95	(0.38)	1.86	2,105	—
Year ended May 31, 2022	15.75	(0.12)	(2.34)	—	(2.46)	—	—	—	—	13.29	(15.65)	(15.79)	5.11	0.95	(5.01)	(0.85)	3,394	—
UltraShort Industrials
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025 †	19.66	0.78	(5.88)	—	(5.10)	(0.92)	—	—	(0.92)	13.64	(26.86)	(26.74)	6.92	0.95	(1.30)	4.67	1,331	—
Year ended May 31, 2024 †	32.02	1.08	(12.26)	—	(11.18)	(1.18)	—	—	(1.18)	19.66	(35.53)	(35.47)	3.78	0.95	1.52	4.35	1,230	—
Year ended May 31, 2023 †	34.20	0.51	(2.55)	—	(2.04)	(0.14)	—	—	(0.14)	32.02	(5.97)	(5.96)	3.32	0.95	(0.81)	1.57	3,844	—
Year ended May 31, 2022 †	28.94	(0.26)	5.52	—	5.26	—	—	—	—	34.20	18.18	18.34	4.39	0.95	(4.29)	(0.85)	2,824	—

594 :: FINANCIAL HIGHLIGHTS
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
UltraShort Materials
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025 †	14.50	0.72	0.57(i)	—	1.29	(0.78)	—	—	(0.78)	15.01	8.92%	8.94%	8.37%	0.95%	(2.62)%	4.80%	826	—
Year ended May 31, 2024 †	22.04	0.72	(7.48)	—	(6.76)	(0.78)	—	—	(0.78)	14.50	(31.13)	(32.37)	5.14	0.95	(0.12)	4.07	1,161	—
Year ended May 31, 2023 †	20.71	0.33	1.22(i)	—	1.55	(0.22)	—	—	(0.22)	22.04	7.49	8.23	2.59	0.95	(0.25)	1.39	2,590	—
Year ended May 31, 2022 †	25.42	(0.22)	(4.49)	—	(4.71)	—	—	—	—	20.71	(18.55)	(18.45)	4.04	0.95	(3.97)	(0.88)	2,434	—
UltraShort MidCap400
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	11.08	0.52	(1.15)	—	(0.63)	(0.56)	—	—	(0.56)	9.89	(5.75)	(5.75)	6.82	0.95	(0.89)	4.98	1,370	—
Year ended May 31, 2024	17.17	0.60	(6.12)	—	(5.52)	(0.57)	—	—	(0.57)	11.08	(32.68)	(32.66)	4.42	0.95	0.89	4.36	1,534	—
Year ended May 31, 2023	17.73	0.35	(0.74)	—	(0.39)	(0.17)	—	—	(0.17)	17.17	(2.20)	(2.28)	3.47	0.95	(0.49)	2.02	2,807	—
Year ended May 31, 2022	17.67	(0.15)	0.21(i)	—	0.06	—	—	—	—	17.73	0.30	0.45	4.53	0.95	(4.44)	(0.86)	2,898	—
UltraShort MSCI Brazil Capped
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	13.74	0.61	(1.31)	—	(0.70)	(0.65)	—	—	(0.65)	12.39	(5.84)	(6.14)	1.99	0.95	3.27	4.31	10,331	—
Year ended May 31, 2024	17.80	0.41	(4.04)	—	(3.63)	(0.43)	—	—	(0.43)	13.74	(19.95)	(19.94)	1.95	0.95	2.25	3.25	9,049	—
Year ended May 31, 2023	20.49	0.30	(2.85)	—	(2.55)	(0.14)	—	—	(0.14)	17.80	(12.55)	(12.58)	1.43	0.95	0.93	1.41	12,611	—
Year ended May 31, 2022 †	27.11	(0.26)	(6.36)	—	(6.62)	—	—	—	—	20.49	(24.45)	(24.28)	1.60	0.95	(1.54)	(0.89)	13,495	—

FINANCIAL HIGHLIGHTS :: 595
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
UltraShort MSCI EAFE
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025 †	14.73	0.59	(3.34)	—	(2.75)	(0.63)	—	—	(0.63)	11.35	(19.64)%	(19.91)%	7.29%	0.95%	(2.18)%	4.16%	1,063	—
Year ended May 31, 2024 †	20.66	0.62	(5.67)	—	(5.05)	(0.88)	—	—	(0.88)	14.73	(25.19)	(24.98)	6.18	0.95	(1.94)	3.30	828	—
Year ended May 31, 2023 †	23.64	0.49	(3.11)	—	(2.62)	(0.36)	—	—	(0.36)	20.66	(11.17)	(11.34)	2.53	0.95	0.45	2.03	2,969	—
Year ended May 31, 2022 †	20.53	(0.19)	3.30	—	3.11	—	—	—	—	23.64	15.16	15.41	7.40	0.95	(7.31)	(0.86)	1,624	—
UltraShort MSCI Emerging Markets
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	18.64	0.71	(4.24)	—	(3.53)	(0.74)	—	—	(0.74)	14.37	(19.36)	(19.57)	2.69	0.95	2.57	4.31	4,437	—
Year ended May 31, 2024	23.17	0.69	(4.49)	—	(3.80)	(0.73)	—	—	(0.73)	18.64	(16.71)	(16.51)	2.19	0.95	2.08	3.32	5,383	—
Year ended May 31, 2023	20.65	0.31	2.36	—	2.67	(0.15)	—	—	(0.15)	23.17	12.93	12.86	1.55	0.95	0.71	1.32	9,009	—
Year ended May 31, 2022	15.03	(0.15)	5.77	—	5.62	—	—	—	—	20.65	37.43	37.63	2.13	0.95	(2.04)	(0.87)	11,128	—
UltraShort MSCI Japan
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025 †	42.66	1.36	(9.31)	—	(7.95)	(1.32)	—	—	(1.32)	33.39	(19.20)	(19.37)	2.51	0.95	1.80	3.36	5,007	—
Year ended May 31, 2024 †	59.74	1.60	(17.04)	—	(15.44)	(1.64)	—	—	(1.64)	42.66	(26.18)	(26.05)	2.62	0.95	1.55	3.22	5,118	—
Year ended May 31, 2023 †	67.31	1.03	(8.16)	—	(7.13)	(0.44)	—	—	(0.44)	59.74	(10.64)	(10.39)	2.17	0.95	0.25	1.47	5,973	—
Year ended May 31, 2022 †	54.87	(0.49)	12.93	—	12.44	—	—	—	—	67.31	22.67	22.79	2.93	0.95	(2.86)	(0.88)	6,309	—

596 :: FINANCIAL HIGHLIGHTS
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
UltraShort Nasdaq Biotechnology
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	17.85	0.65	1.22	—	1.87	(0.65)	—	—	(0.65)	19.07	11.04%	10.41%	3.20%	0.95%	1.64%	3.89%	2,882	—
Year ended May 31, 2024	20.82	0.56	(3.06)	—	(2.50)	(0.47)	—	—	(0.47)	17.85	(12.17)	(11.87)	2.42	0.95	1.30	2.77	3,500	—
Year ended May 31, 2023	28.45	0.11	(7.74)	—	(7.63)	—	—	—	—	20.82	(26.82)	(26.82)	1.97	0.95	(0.51)	0.51	5,123	—
Year ended May 31, 2022	21.67	(0.20)	6.98	—	6.78	—	—	—	—	28.45	31.29	31.59	1.83	0.95	(1.79)	(0.91)	8,424	—
UltraShort QQQ
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	43.84	1.78	(14.68)	—	(12.90)	(2.19)	—	—	(2.19)	28.75	(30.27)	(30.14)	1.02	0.95	4.98	5.05	261,608	—
Year ended May 31, 2024 †	75.32	3.42	(31.57)	0.03	(28.12)	(3.36)	—	—	(3.36)	43.84	(38.27)	(38.25)	1.01	0.95	5.79	5.85	269,597	—
Year ended May 31, 2023 †	112.09	1.84	(38.01)	—	(36.17)	(0.60)	—	—	(0.60)	75.32	(32.42)	(32.46)	1.01	0.95	1.64	1.71	533,947	—
Year ended May 31, 2022 †	117.36	(0.83)	(4.44)(i)	—	(5.27)	—	—	—	—	112.09	(4.49)	(4.48)	1.02	0.95	(0.93)	(0.86)	365,330	—
UltraShort Real Estate
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025 †	63.47	2.66	(15.01)	—	(12.35)	(3.13)	—	—	(3.13)	47.99	(19.74)	(19.48)	1.21	0.95	4.97	5.23	21,975	—
Year ended May 31, 2024 †	75.60	2.80	(12.29)	—	(9.49)	(2.64)	—	—	(2.64)	63.47	(12.56)	(12.92)	1.07	0.95	3.95	4.07	41,211	—
Year ended May 31, 2023 †	60.46	1.34	14.44	—	15.78	(0.64)	—	—	(0.64)	75.60	26.06	26.40	1.07	0.95	1.80	1.92	66,099	—
Year ended May 31, 2022 †	69.32	(0.49)	(8.37)(i)	—	(8.86)	—	—	—	—	60.46	(12.78)	(12.77)	1.41	0.95	(1.31)	(0.86)	27,920	—

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
UltraShort Russell2000
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025 †	55.36	2.53	(6.77)	—	(4.24)	(2.75)	—	—	(2.75)	48.37	(7.61)%	(7.28)%	1.15%	0.95%	5.02%	5.22%	46,085	—
Year ended May 31, 2024 †	82.21	2.77	(26.82)	—	(24.05)	(2.80)	—	—	(2.80)	55.36	(29.68)	(29.85)	1.08	0.95	3.98	4.11	71,565	—
Year ended May 31, 2023 †	83.67	1.26	(2.22)(i)	—	(0.96)	(0.50)	—	—	(0.50)	82.21	(1.16)	(1.15)	1.06	0.95	1.44	1.55	123,546	—
Year ended May 31, 2022 †	69.41	(0.62)	14.88	—	14.26	—	—	—	—	83.67	20.54	20.61	1.07	0.95	(0.98)	(0.86)	115,702	—
UltraShort S&P500®
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	24.96	1.18	(6.28)	—	(5.10)	(1.44)	—	—	(1.44)	18.42	(20.94)	(20.68)	0.91	0.91	5.63	5.63	434,909	—
Year ended May 31, 2024	38.95	1.81	(14.01)	0.01	(12.19)	(1.80)	—	—	(1.80)	24.96	(32.17)	(32.20)	0.89	0.89	5.72	5.72	564,180	—
Year ended May 31, 2023	43.25	0.91	(4.78)	—	(3.87)	(0.43)	—	—	(0.43)	38.95	(9.07)	(9.08)	0.90	0.90	2.07	2.07	1,114,138	—
Year ended May 31, 2022 †	47.49	(0.33)	(3.91)	—	(4.24)	—	—	—	—	43.25	(8.93)	(9.07)	0.90	0.90	(0.80)	(0.80)	899,859	—
UltraShort Semiconductors
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025 †	46.73	1.53	(28.43)	—	(26.90)	(1.83)	—	—	(1.83)	18.00	(59.11)	(58.95)	1.97	0.95	4.24	5.26	12,317	—
Year ended May 31, 2024 †	225.20	5.02	(176.84)	—	(171.82)	(6.65)	—	—	(6.65)	46.73	(78.30)	(78.27)	1.96	0.95	3.36	4.37	5,990	—
Year ended May 31, 2023 †	561.53	11.61	(343.29)	—	(331.68)	(4.65)	—	—	(4.65)	225.20	(59.46)	(59.34)	1.74	0.95	1.52	2.31	7,201	—
Year ended May 31, 2022 †	916.35	(5.12)	(349.70)	—	(354.82)	—	—	—	—	561.53	(38.73)	(38.85)	2.95	0.95	(2.84)	(0.84)	6,726	—

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
UltraShort SmallCap600
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$—	$[ ]	$—	$—	$—	$—	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	18.15	0.65	(0.97)	—	(0.32)	(0.69)	—	—	(0.69)	17.14	(1.65)%	(1.73)%	4.67%	0.95%	0.17%	3.89%	2,124	—
Year ended May 31, 2024	26.61	0.68	(8.45)	—	(7.77)	(0.69)	—	—	(0.69)	18.15	(29.55)	(29.55)	3.41	0.95	0.69	3.15	2,249	—
Year ended May 31, 2023	25.22	0.43	1.18	—	1.61	(0.22)	—	—	(0.22)	26.61	6.40	5.96	2.53	0.95	0.09	1.67	3,831	—
Year ended May 31, 2022	24.53	(0.21)	0.90	—	0.69	—	—	—	—	25.22	2.81	2.77	3.20	0.95	(3.10)	(0.86)	4,640	—
UltraShort Technology
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	13.48	0.57	(4.52)	—	(3.95)	(0.58)	—	—	(0.58)	8.95	(29.98)	(30.48)	2.70	0.95	3.42	5.17	4,232	—
Year ended May 31, 2024 †	23.00	0.74	(9.39)	—	(8.65)	(0.87)	—	—	(0.87)	13.48	(38.61)	(38.27)	2.62	0.95	2.54	4.21	3,950	—
Year ended May 31, 2023 †	38.23	0.54	(15.49)	—	(14.95)	(0.28)	—	—	(0.28)	23.00	(39.35)	(39.31)	1.62	0.95	0.76	1.43	5,244	—
Year ended May 31, 2022 †	44.46	(0.30)	(5.93)(i)	—	(6.23)	—	—	—	—	38.23	(14.02)	(14.14)	2.26	0.95	(2.17)	(0.86)	7,763	—
UltraShort Utilities
Year ended May 31, 2026	[ ]	[ ]	[ ]	—	[ ]	—	—	—	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025 †	18.96	0.59	(4.81)	—	(4.22)	(0.73)	—	—	(0.73)	14.01	(22.95)	(23.00)	5.29	0.95	(0.66)	3.68	2,617	—
Year ended May 31, 2024 †	25.17	0.67	(6.10)(i)	—	(5.43)	(0.78)	—	—	(0.78)	18.96	(22.27)	(22.29)	5.61	0.95	(2.05)	2.60	1,552	—
Year ended May 31, 2023 †	21.96	0.40	3.05	—	3.45	(0.24)	—	—	(0.24)	25.17	15.73	15.68	3.37	0.95	(0.69)	1.72	1,179	—
Year ended May 31, 2022 †	32.66	(0.24)	(10.46)	—	(10.70)	—	—	—	—	21.96	(32.77)	(32.52)	4.68	0.95	(4.60)	(0.87)	2,402	—
*
Commencement of investment operations.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)
Not annualized for periods less than one year.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)
Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as

FINANCIAL HIGHLIGHTS :: 599
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the last reported sale price from any primary listing market (e.g., NYSE and Nasdaq) or participating regional exchanges or markets.
The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)
Annualized for periods less than one year.
(g)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.
(h)
Per share amount is less than $0.005.
(i)
The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
(j)
Less than 0.005%.
(k)
Amount has been reclassified based on the tax character of distributions for the tax year ended October 31, 2022.
†
Per share amounts have been restated on a retroactive basis to reflect share splits and reverse share splits, as applicable.

600
PROSHARES.COM

Disclaimers

DISCLAIMERS :: 601
PROSHARES.COM

Bloomberg
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG INDEXES OR ANY DATA INCLUDED THEREIN AND BLOOMBERG SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. BLOOMBERG L.P. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, INVESTORS, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDEXES OR ANY DATA INCLUDED THEREIN. BLOOMBERG MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BLOOMBERG HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
LSE Group
ProShares Ultra, Short and UltraShort FTSE China 50 and ProShares Ultra and UltraShort FTSE Europe (the “FTSE Funds”) and the ProShares Short, Ultra, UltraShort, UltraPro, and UltraPro Short Russell 2000 (the “FTSE Russell” Funds) have been developed solely by ProShares Trust. The FTSE Funds and the FTSE Russell Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the FTSE China 50 Index®, the FTSE Developed Europe All Cap Index® and the Russell 2000® indexes (the “FTSE Indexes”) vest in the relevant LSE Group company which owns the Indexes. “FTSE®” “Russell®”, “FTSE Russell®”, and “MTS®” are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license. “TMX®” is a trademark of TSX, Inc. and used by the LSE Group under license.
The FTSE Indexes are calculated by or on behalf of FTSE International Limited, FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Indexes or (b) investment in or operation of the FTSE Funds and/or the FTSE Russell Funds. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the FTSE Funds and/or the FTSE Russell Funds or the suitability of the FTSE Indexes for the purpose to which they are being put by ProShares Trust.
Intercontinental Exchange, Inc.
Each of ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury,
ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, and ProShares UltraPro Short 20+ Year Treasury is based in whole, or in part, on the ICE U.S. 7-10 Year Bond Index or ICE U.S. 20+ Year Bond Index, as applicable, owned by ICE Data Indices, LLC (“ICE Data”) and is used by ProShares Trust with permission under license by ICE Data. ICE U.S. 7-10 Year Bond Index™, and ICE U.S. 20+ Year Bond Index™ (collectively, the “ICE Indices”) are trademarks of ICE Data or its affiliates and used under license.
The Indices are administered and maintained by ICE Data. ICE Data is not affiliated with ProShares Trust or any of its affiliates. ProShares Trust or its affiliates has entered into a license agreement with ICE Data to use the ICE Indices. Neither ProShares Trust nor ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury is sponsored, endorsed, sold or promoted by ICE Data. ICE Data its affiliates and its third party suppliers (“ICE Data and its Suppliers”) make no representations or warranties regarding ProShares Trust or ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury or the ability of ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury to track the applicable ICE Index.
ICE DATA AND ITS SUPPLIERS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ICE U.S. 7-10 YEAR BOND INDEX™, and ICE U.S. 20+ YEAR BOND INDEX™ OR ANY DATA AND ITS SUPPLIERS INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Markit iBoxx
“iBoxx” is a registered trademark of Markit Indices Limited (“Markit”) and is licensed for use by ProShares Trust. ProShares have not been passed on by these entities or their affiliates as to their legality or suitability. Markit does not approve, sponsor, endorse or recommend ProShares Trust or the Funds. Markit makes no representation regarding the advisability of investing in the Funds. The Funds are derived from a source considered reliable, but Markit and its employees, suppliers, subcontractors and agents (together “Markit

602 :: DISCLAIMERS
PROSHARES.COM

Associates”) do not guarantee the veracity, completeness or accuracy of the Funds or other information furnished in connection with the Funds. No representation, warranty or condition, express or implied, statutory or otherwise, as to condition, satisfactory quality, performance, or fitness for purpose are given or assumed by Markit or any of the Markit Associates in respect of 1) an iBoxx Index, Funds, or any data included in it, 2) the use by any person or entity of the Funds of that data, 3) the results obtained from the use of any iBoxx Index 4) the creditworthiness of any entity, or the likelihood of the occurrence of a credit event or similar event (however defined) with respect to an obligation, in an iBoxx Index at any particular time on any particular date or otherwise, or 5) the ability of an iBoxx Index to track relevant markets’ performances or otherwise relating to an iBoxx Index or any transaction or product with respect thereto. All such representations, warranties and conditions are excluded save to the extent that such exclusion is prohibited by law.
No party purchasing or selling Fund nor the Markit Associates shall have any liability to any party for any act or failure to act by the Index Sponsor in connection with the determination, adjustment, calculation or maintenance of the Index.
MSCI
ProShares Ultra, Short and UltraShort MSCI EAFE, ProShares Ultra, Short and UltraShort MSCI Emerging Markets, ProShares Ultra and UltraShort MSCI Brazil Capped, ProShares Ultra and UltraShort MSCI Japan (the “MSCI Funds”) are not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by the Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or shareholders of the MSCI Funds or any other person or entity regarding the advisability of investing in the MSCI Funds generally or in the MSCI Funds particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to the MSCI Funds or the issuer or shareholders of the MSCI Funds or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the MSCI Funds to be issued or in the determination or calculation of the equation by or the consideration into which the MSCI Funds are redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of the MSCI Funds or any other person or entity in connection with the administration, marketing or offering of the MSCI Funds.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE MSCI FUNDS, SHAREHOLDERS OF THE MSCI FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FORE-GOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Nasdaq Inc.
ProShares Ultra, UltraPro, Short, UltraShort and UltraPro Short QQQ, ProShares Short and Ultra QQQ Top 30, ProShares Ultra and UltraShort QQQ Mega, ProShares Ultra and UltraShort Nasdaq Biotechnology, ProShares Ultra Nasdaq Cloud Computing and ProShares Ultra Nasdaq Cybersecurities (the “Nasdaq Funds”) are not sponsored, endorsed, sold or promoted by The Nasdaq Inc. or its affiliates or subsidiaries. (The Nasdaq Inc., collectively with its affiliates and subsidiaries, are referred to as “Nasdaq”). Nasdaq has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Nasdaq Funds. Nasdaq makes no representation or warranty, express or implied, to the owners of the Nasdaq Funds or any member of the public regarding the advisability of investing in securities generally or in the Nasdaq Funds particularly. Nasdaq has no liability in connection with the administration, marketing or trading of the Nasdaq Funds. Nasdaq does not guarantee the accuracy or completeness of the date on which the intraday portfolio value (the “IPV”) calculations are based or the actual computation of the value of the IPV, nor shall Nasdaq be responsible for any delays in the computation or dissemination of the IPVs. Nasdaq makes no warranty, express or implied, as to results to be obtained by the Nasdaq Funds, or any other person or entity from the use of the IPVs or any data included therein. Nasdaq makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with

DISCLAIMERS :: 603
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respect to the IPVs or any data included therein. Without limiting any of the foregoing, in no event shall Nasdaq have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.
S&P Global
The Dow Jones Industrial AverageSM, the S&P Materials Select Sector Index, the S&P Consumer Staples Select Sector Index, the S&P Consumer Discretionary Select Sector Index, the S&P Financial Select Sector Index, the S&P Health Care Select Sector Index, the S&P Industrial Select Sector Index, the S&P Energy Select Sector Index, the S&P Real Estate Select Sector Index, the S&P Communication Services Select Sector Index, the Dow Jones U.S. SemiconductorsSM Index, the S&P Technology Select Sector Index, the S&P Utilities Select Sector Index, the S&P 500® Index, the S&P 500 Equal Weight Index, the S&P MidCap 400® Index, and the S&P SmallCap 600® Index (collectively, “Indexes”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by ProShares Trust. S&P® and S&P 500® are a registered trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been sublicensed for certain purposes by ProShares Trust. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Indexes. It is not possible to invest directly in an index. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, DowJones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to ProShares Trust with respect to the Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to ProShares Trust or the Funds. S&P Dow Jones Indices has no obligation to take the needs of ProShares Trust or the owners of the Funds into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determi nation or calculation of the equation by which the Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, “promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR ITS THIRD-PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, OWNERS OF THE PROSHARES FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE PROSHARES FUNDS’ REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROSHARES TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
866.PRO.5125 866.776.5125
ProShares.com

You can find additional information about each Fund in its current SAI, dated [September 28, 2026], as may be amended from time to time, and the most recent Form N-CSR and annual and semi-annual reports to shareholders, which have been filed electronically with the SEC and which are incorporated by reference into, and are legally a part of, this Prospectus. In each Fund’s annual report, you will find a summary discussion of the key market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semiannual financial statements. Copies of the SAI, each Fund’s annual and semi-annual reports and other information such as Fund financial statements are available, free of charge, online at each Fund’s website (www.proshares.com). You may also request a free copy of the SAI or make inquiries to ProShares Trust by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.
You can find other information about ProShares Trust on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee via email to publicinfo@sec.gov.
© 2026 ProShare Advisors LLC. All rights reserved.SEPT-26

PROSPECTUS  [September 28, 2026]
Ultra COIN	COIA	NYSE Arca
Ultra CRCL	CRCA	NYSE Arca
Ultra MSTR*	MSTA	NYSE Arca
Ultra NVDA	NVDB	NYSE Arca
Ultra PLTR	PLTA	NYSE Arca
Ultra TSLA	TSLI	NYSE Arca

*MSTA is not yet available for sale.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
PROSHARES TRUSTDistributor: SEI Investments Distribution Co.

3	Summary Section
4	Ultra COIN
10	Ultra CRCL
17	Ultra MSTR
23	Ultra NVDA
28	Ultra PLTR
34	Ultra TSLA
39	Investment Objectives, Principal Investment Strategies and Related Risks
51	Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund
54	Management of ProShares Trust
56	Shareholder Information
57	Determination of NAV
57	Distributions
57	Dividend Reinvestment Services
58	Taxes
62	Financial Highlights

3
PROSHARES.COM

Summary Section

4 :: Ultra COIN
PROSHARES.COM

Investment Objective
ProShares Ultra COIN (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of Class A common shares of Coinbase Global, Inc. (NASDAQ: COIN).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as COIN when COIN rises on a given day. Conversely, it should lose approximately two times as much as COIN when COIN falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of COIN (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller COIN gains or losses and higher COIN volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger COIN gains or losses and lower COIN volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95%] through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
Coinbase Global, Inc. offers platforms for customers to engage with crypto assets, including trading, staking, safekeeping, spending, and facilitating global transfers. COIN is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Coinbase Global, Inc. is subject to the informational requirements of the Exchange Act and files reports and other information with the Securities and Exchange Commission. Information provided to or filed with the Securities and Exchange Commission by COIN. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-40289 through the Securities and Exchange Commission’s website at www.sec.gov. This information includes reports, proxy and information statements and other information regarding COIN and Coinbase Global, Inc. In addition, information regarding Coinbase Global, Inc. may be obtained from other

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sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. Crypto assets are digital assets built using blockchain technology.
The Fund has derived all disclosures contained in this document regarding Coinbase Global, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Coinbase Global, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of COIN have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Coinbase Global, Inc. could affect the value of the Fund’s investments with respect to COIN and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●COIN — The Fund may invest in COIN.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to COIN. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in COIN.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to COIN is consistent with the Daily Target. COIN’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if COIN has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if COIN has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●COIN Investing Risk – The Fund’s performance depends on the performance of COIN. Investments in COIN and consequently investments in the Fund involve a high degree of risk. The price of COIN can be affected by a number of factors. For example, COIN’s performance depends significantly on crypto assets (including bitcoin, ethereum, and certain stablecoins tied to the U.S. dollar) and the broader crypto economy. Due to the highly volatile nature of the crypto assets and the crypto economy, Coinbase Global Inc.’s operating results have and will continue to fluctuate significantly. Factors include offerings dependent on crypto asset trading activity, trading volume, prices, ability to attract and maintain customer base, diversification, marketing, mix of revenue, third party partnerships, market conditions of the crypto economy, macroeconomic conditions, investments made in the development of products and services, ability to control costs, crypto platform systems, security and privacy, and ability to compete with

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competitors. Coinbase Global, Inc. is subject to an extensive, highly-evolving and uncertain regulatory landscape and any adverse changes to, or their failure to comply with, any laws and regulations could adversely affect their brand, reputation, business, operating results, and financial condition.
Coinbase Global Inc. generates a large portion of its total revenue from transaction fees in connection with the purchase, sale, and trading of crypto assets. The price of crypto assets and associated demand for buying, selling, and trading crypto assets have historically been subject to significant volatility. The price and trading volume of any crypto asset is subject to significant uncertainty and volatility and is driven in part by speculators.
Crypto assets built on blockchain technology were only introduced in 2008 and remain in the early stages of development. In addition, different crypto assets are designed for different purposes. Bitcoin, for instance, was designed to serve as a peer-to-peer electronic cash system, while ethereum was designed to be a smart contract and decentralized application platform. Many other crypto networks-ranging from cloud computing to tokenized securities networks-have only recently been established. Many crypto networks have limited operating histories, have not been validated in production, and are still in the process of developing and making significant decisions that will affect the design, supply, issuance, functionality, and governance of their respective crypto assets and underlying blockchain networks, any of which could adversely affect their respective crypto assets.
Several large networks, including Bitcoin and Ethereum, are developing new features to address fundamental speed, scalability, and energy usage issues. Security issues, bugs, and software errors have been identified with many crypto assets and their underlying blockchain networks, some of which have been exploited by malicious actors. If these issues are not successfully addressed, or are unable to receive widespread adoption, it could adversely affect the underlying crypto assets. Any of these factors may materially and adversely impact the price of COIN, increase the volatility of an investment in COIN and have a negative impact on the performance of the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of COIN falls than a similar fund that does not use leverage because leverage will magnify the performance of COIN. The use of such leverage increases the risk of a total loss of your investment. If COIN approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in COIN than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of COIN rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of COIN moves up and down from day-to-day) of COIN on your holding period return. The volatility of COIN has a negative impact on Fund returns. During periods of higher volatility, the volatility of COIN may affect the Fund’s returns as much as or more than the return of COIN.
The following table illustrates the impact of the volatility and return of COIN on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in COIN. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in COIN. You may lose money when the return of COIN is flat (i.e., close to zero) and you may lose money when COIN falls.
The table uses hypothetical annualized volatility and returns of COIN to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of COIN for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of COIN. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of COIN were -20%. However, as the

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table shows, with a one-year return of COIN of -20% and an annualized volatility of COIN of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
COIN Performance		One Year Volatility Rate
One Year COIN	Two times (2x) the One Year COIN	25%	50%	75%	100%	125%
-60%	-120%	-85.0%	-87.5%	-90.9%	-94.1%	-96.6%
-50%	-100%	-76.5%	-80.5%	-85.8%	-90.8%	-94.8%
-40%	-80%	-66.2%	-72.0%	-79.5%	-86.8%	-92.5%
-30%	-60%	-54.0%	-61.8%	-72.1%	-82.0%	-89.7%
-20%	-40%	-39.9%	-50.2%	-63.5%	-76.5%	-86.6%
-10%	-20%	-23.9%	-36.9%	-53.8%	-70.2%	-83.0%
0%	0%	-6.1%	-22.1%	-43.0%	-63.2%	-79.0%
10%	20%	13.7%	-5.8%	-31.1%	-55.5%	-74.6%
20%	40%	35.3%	12.1%	-18.0%	-47.0%	-69.8%
30%	60%	58.8%	31.6%	-3.7%	-37.8%	-64.6%
40%	80%	84.1%	52.6%	11.7%	-27.9%	-58.9%
50%	100%	111.4%	75.2%	28.2%	-17.2%	-52.8%
60%	120%	140.5%	99.4%	45.9%	-5.8%	-46.3%
Assumes: (a) no dividends paid with respect to COIN; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
COIN’s annualized historical volatility rate for the period from April 14, 2021 through May 31, 2026 was [ ]%. The highest May to May volatility rate during the period was [ ]% ([ ]). The annualized total return performance for the period was [ ]%. Historical volatility and performance of COIN are not indications of what COIN’s volatility and performance will be in the future. For more information, including additional graphs and charts demonstrating the effects of COIN’s volatility and return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of COIN. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to COIN is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to COIN that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to COIN consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to COIN will cause the Fund’s performance to deviate from its investment objective.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if COIN has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like COIN. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities like COIN and other instruments correlated with COIN may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Fund’s investment exposure is concentrated in the industry in which COIN operates. As

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a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across issuers and industries. As of May 31, 2026, COIN is included in the [financials industry group] and, consequently, faces many of the same risks as other companies in that industry group.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer, (e.g., COIN) and in financial instruments with a single counterparty or a few counterparties. A decline in the price of COIN should be expected to result in a significant decline in the price of the Fund. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on a single corporate, political, regulatory, market and economic event as compared to a more diversified portfolio of investments. In addition, the Fund’s exposure to a single counterparty or a few counterparties may increase the risk that the Fund’s performance will decline based on the credit of a single counterparty and that a material decline in the assets of the Fund will result in the termination of any swap agreements.
●Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to COIN until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of COIN.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of COIN. Further, disruptions in the Fund’s creation and redemption process, including during periods of significant volatility in the price of COIN, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on COIN shares. A halt in trading of COIN is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov , Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may

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only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra CRCL (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of Class A common shares of Circle Internet Group, Inc. (NYSE: CRCL).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as CRCL when CRCL rises on a given day. Conversely, it should lose approximately two times as much as CRCL when CRCL falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of CRCL (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller CRCL gains or losses and higher CRCL volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger CRCL gains or losses and lower CRCL volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive a portion of the Investment Advisory Fee through [September 30, 2027]. For the fiscal year ended May 31, 2026, the amount of the waiver was [ ].
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
Circle Internet Group, Inc. provides infrastructure for stablecoin and blockchain applications and is the issuer of a U.S. dollar-denominated stablecoin (“USDC”) and a euro-denominated stablecoin (“EURC”, and collectively with USDC, “Circle stablecoins”). Stablecoins are a type of digital asset that are issued natively on blockchain networks and designed to maintain a stable value relative to a reference asset, such as U.S. dollars or another fiat currency, or a commodity like gold, or a pool or basket of assets. In some cases, stablecoins seek to maintain a stable value by being backed by assets held in reserve.
This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of CRCL. The Fund, ProShares Trust and ProShare Advisor are not affiliated with CRCL.
CRCL is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Circle Internet Group, Inc. is subject to the informational requirements of the Exchange Act and files reports and other information with the Securities and Exchange Commission. Information provided to or filed with the Securities and Exchange Commission by CRCL, pursuant to the Exchange Act, can be located by reference to

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the Securities and Exchange Commission file number 001-42671 through the Securities and Exchange Commission’s website at www.sec.gov. This information includes reports, proxy and information statements and other information regarding CRCL and Circle Internet Group, Inc. In addition, information regarding Circle Internet Group, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund has derived all disclosures contained in this prospectus regarding Circle Internet Group, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Circle Internet Group, Inc. is accurate or complete. CRCL commenced its initial public offering on June 5, 2025. Consequently, public information about the company’s operating history is limited. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of CRCL have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Circle Internet Group, Inc. could affect the value of the Fund’s investments with respect to CRCL and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●CRCL — The Fund may invest in CRCL.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to CRCL. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in CRCL.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of deriva tives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to CRCL is consistent with the Daily Target. CRCL’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if CRCL has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if CRCL has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●CRCL Investing Risk – The Fund’s performance depends on the performance of CRCL. Investments in CRCL and consequently investments in the Fund involve a high degree of risk. The price of CRCL can be affected by a number of factors. Investing in CRCL involves a high degree of risk. For example, CRCL operates in a rapidly changing and highly competitive industry. Returns depend in part on the continued growth of the Circle stablecoin network, CRCL’s ability to monetize the Circle stablecoin network, and CRCL’s ability to innovate and create successful new products and services and improve existing products and services. CRCL faces intense and increasing competition.
Stablecoins are a relatively new innovation. The Circle stablecoin network includes two payment stablecoins:

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USDC, a U.S. dollar-denominated stablecoin, and EURC, a euro-denominated stablecoin.
Stablecoins may face periods of uncertainty, loss of trust or systemic shock resulting in the potential for rapid redemptions which may cause Circle Internet Group, Inc. to liquidate its reserves and potentially use its corporate capital to meet redemption requests. If one or more Circle stablecoins were classified as “securities,” or offered or sold in securities transactions, Circle Internet Group, Inc. and other market participants engaging with Circle stablecoins would be subject to significant additional regulation, much of which is incompatible with their current practices.
Events impacting the demand for stablecoins may negatively impact CRCL returns including operational challenges, such as surges in demand, vulnerabilities or failures in the blockchains that support stablecoins, malicious actors, negative publicity, or the introduction of government-issued digital currencies. Any significant disruption in Circle Internet Group, Inc.’s or its third-party service providers’ or partners’ technology could result in a loss of customers or funds and adversely impact its business, results of operations, financial condition, and prospects.
Circle Internet Group, Inc.’s financial condition is impacted by interest rates and currency exchange rates. Changes in interest rates may have a significant and unpredictable impact on the financial results of Circle Internet Group, Inc.
Circle Internet Group, Inc. commenced its initial public offering (“IPO”) on June 5, 2025. The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in shares of a company that recently commenced an IPO involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in shares of a company that recently commenced an IPO may also involve high transaction costs and are subject to market risk and liquidity risk. Immediately following its IPO, CRCL experienced abnormal returns and volatility. Such returns should not be expected to persist. The price of CRCL shares could continue to be volatile and could decline in value significantly in the future. Any of these factors may materially and adversely impact the price of CRCL, increase the volatility of an investment in CRCL and have a negative impact on the performance of the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of CRCL falls than a similar fund that does not use leverage because leverage will magnify the performance of CRCL. The use of such leverage increases the risk of a total loss of your investment. If CRCL approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in CRCL than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of CRCL rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of CRCL’s returns and CRCL’s volatility (how much the value of CRCL moves up and down from day-to-day) on your holding period return. CRCL’s volatility has a negative impact on Fund returns. During periods of higher volatility, CRCL’s volatility may affect the Fund’s returns as much as or more than the return of CRCL.
CRCL commenced its IPO on June 5, 2025. As a result, there is a limited trading history for CRCL and limited information is available regarding the impact of longer holding periods on returns. It’s important that you understand that CRCLhas a limited trading history when considering whether to purchase shares or hold shares over time. Immediately following its IPO, CRCL experienced abnormal returns and volatility. Such returns should not be expected to persist.
The following table illustrates the impact of CRCL’s volatility and CRCL’s return on Fund returns for a hypothetical 56-day period. This period corresponds to the number of days in the period beginning from June 6, 2025, through July 31, 2025, and represents the number of days CRCL has been publicly traded, excluding its initial day of trading. CRCL’s performance and volatility for its first day of trading were excluded from this hypothetical as the price increases that occurred on CRCL’s first day of trading should not be expected to persist. These effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller CRCL price gains or losses and higher volatility in price of CRCL. Your return will tend to be better than the Daily Target when there are larger CRCL price gains or losses and lower

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volatility in the price of CRCL. You may lose money when the return on CRCL is flat (i.e., close to zero) and you may lose money when the price of CRCL falls.
The table uses hypothetical 56-day volatility (annualized) in the price of CRCL and return on CRCL (derived from CRCL’s trading history during the period of June 6, 2025 through July 31, 2025) to illustrate the impact of these two factors on Fund performance over a 56-day period. It does not represent actual Fund returns. Each row corresponds to the level of a hypothetical return on CRCL for a 56-day period. Each column corresponds to a level of hypothetical 56-day volatility (annualized) of CRCL. For example, the Fund may mistakenly be expected to achieve a -60% return over 56-days if the 56-day returns on CRCL return were -30%. However, as the table shows, with a 56-day return on CRCL of -30% and a 56-day volatility (annualized) in the price of CRCL of 225%, the Fund could be expected to return -76.7%. These effects would be expected to be further magnified if the hypothetical period were extended to a full year.
The range of hypothetical 56-day CRCL volatility used in the table (75%-325%) is especially high, reflecting the fact that the price of CRCL has been highly volatile in the limited period since its IPO. Newly offered companies are often subject to extreme price volatility and speculative trading. Trading prices of CRCL have experienced significant volatility and may continue to do so. Such volatility may persist. In light of this, you should carefully consider the significant negative impact of volatility on Fund returns, as illustrated below, and the potential for significant losses on your investment in the Fund, when considering whether to hold shares of the Fund for longer periods.
Estimated 56-Day Fund Returns
CRCL Performance		56-Day Volatility Rate (annualized)
CRCL	Two Times (2x) CRCL	75%	125%	175%	225%	275%	325%
-90%	-180%	-99.1%	-99.2%	-99.4%	-99.5%	-99.7%	-99.8%
-75%	-150%	-94.2%	-95.0%	-96.0%	-97.0%	-97.9%	-98.7%
-60%	-120%	-85.3%	-87.3%	-89.8%	-92.4%	-94.7%	-96.6%
-45%	-90%	-72.1%	-76.0%	-80.7%	-85.6%	-90.0%	-93.6%
-30%	-60%	-54.9%	-61.0%	-68.7%	-76.7%	-83.9%	-89.6%
-15%	-30%	-33.5%	-42.6%	-53.9%	-65.6%	-76.2%	-84.7%
0%	0%	-7.9%	-20.5%	-36.2%	-52.4%	-67.1%	-78.8%
15%	30%	21.8%	5.1%	-15.6%	-37.1%	-56.4%	-72.0%
30%	60%	55.6%	34.4%	7.8%	-19.6%	-44.3%	-64.2%
45%	90%	93.6%	67.1%	34.1%	0.0%	-30.7%	-55.4%
60%	120%	135.7%	103.5%	63.3%	21.7%	-15.7%	-45.7%
75%	150%	182.0%	143.5%	95.3%	45.6%	0.9%	-35.1%
90%	180%	232.4%	187.0%	130.3%	71.7%	18.9%	-23.4%
105%	210%	286.9%	234.1%	168.1%	99.8%	38.4%	-10.9%
120%	240%	345.6%	284.8%	208.7%	130.2%	59.4%	2.6%
135%	270%	408.5%	339.0%	252.3%	162.6%	81.9%	17.1%
150%	300%	475.5%	396.9%	298.7%	197.2%	105.9%	32.5%
Assumes: (a) no dividends paid with respect to CRCL; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
CRCL’s historical annualized volatility rate for the period from June 6, 2025 through May 31, 2026 was [ ]%. Over the

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same period, the 5-day volatility (annualized) among all 5-day periods was [ ]% [(June 18, 2025 through June 25, 2025)].The total return performance for the period was [ ]%. CRCL’s performance and volatility for its first day of trading were excluded from these volatility and return calculations. Had they been included, the volatility and returns would have been substantially higher. The price increases that occurred on CRCL’s first day of trading should not be expected to persist. For more information and additional charts illustrating the effects of CRCL’s volatility and returns for all trading days including CRCL’s first day of trading, see “Special Considerations” in the Fund’s Statement of Additional Information. Historical volatility and performance of CRCL are not indications of what CRCL’s volatility and performance will be in the future. Because of the short period of time since CRCL’s IPO, the historic volatility and performance data reflected in the table above could be less informative than one based on a longer period of time. For more information, including additional graphs and charts demonstrating the effects of CRCL’s volatility and return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of CRCL. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to CRCL is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to CRCL that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to CRCL consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to CRCL will cause the Fund’s performance to deviate from its investment objective.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if CRCL has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like CRCL. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Liquidity Risk — The market for CRCL is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of CRCL. During such periods of illiquidity, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, change its investment objective, reduce its exposure or close.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities like CRCL and other instruments correlated with CRCL may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money

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market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Fund’s investment exposure is concentrated in the industry in which CRCL operates. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across issuers and industries. As of May 31, 2026, CRCL is included in the [Software & Services industry group] and, consequently, faces many of the same risks as other companies in that industry group.
○Software and Services Industry Risk — Companies in this industry may experience: competitive pressures, such as aggressive pricing, technological developments, cyclical market patterns, changing domestic demand, the ability to attract and retain skilled employees, and dependence on intellectual property rights and potential loss or impairment of those rights.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer, (e.g., CRCL) and in financial instruments with a single counterparty or a few counterparties. A decline in the price of CRCL should be expected to result in a significant decline in the price of the Fund. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on a single corporate, political, regulatory, market and economic event as compared to a more diversified portfolio of investments. In addition, the Fund’s exposure to a single counterparty or a few counterparties may increase the risk that the Fund’s performance will decline based on the credit of a single counterparty and that a material decline in the assets of the Fund will result in the termination of any swap agreements.
●Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to CRCL until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of CRCL.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of CRCL. Further, disruptions in the Fund’s creation and redemption process, including during periods of significant volatility in the price of CRCL, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on CRCL shares. A halt in trading of CRCL is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio

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Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund
(bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra MSTR (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of Class A common shares of Strategy Inc (NASDAQ: MSTR).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as MSTR when MSTR rises on a given day. Conversely, it should lose approximately two times as much as MSTR when MSTR falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of MSTR (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller MSTR gains or losses and higher MSTR volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger MSTR gains or losses and lower MSTR volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
Strategy Inc is a bitcoin treasury company. Its strategy is to acquire bitcoin, develop product innovations that leverage Bitcoin blockchain technology, and advocate for the acceptance of bitcoin and the Lightning Network. Strategy Inc has significant holdings of bitcoin. Bitcoin is a digital asset that is issued by and transmitted through an open-source protocol, known as the Bitcoin protocol, collectively maintained by a peer-to-peer network of decentralized user nodes. This network hosts a public transaction ledger, known as the Bitcoin blockchain, on which all validated transactions that have ever taken place on the Bitcoin network are recorded. The Bitcoin blockchain can be updated without any single entity owning or operating the network.

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MSTR is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Strategy Inc is subject to the informational requirements of the Exchange Act and files reports and other information with the Securities and Exchange Commission. Information provided to or filed with the Securities and Exchange Commission by Strategy Inc pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-42509 through the Securities and Exchange Commission’s website at www.sec.gov. This information includes reports, proxy and information statements and other information regarding MSTR and Strategy Inc. In addition, information regarding Strategy Inc may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
Bitcoin is a digital asset that is issued by and transmitted through an open-source protocol, known as the Bitcoin protocol, collectively maintained by a peer-to-peer network of decentralized user nodes. This network hosts a public transaction ledger, known as the Bitcoin blockchain, on which bitcoin holdings and all validated transactions that have ever taken place on the Bitcoin network are recorded. Balances of bitcoin are stored in individual “wallet” functions, which associate network public addresses with one or more “private keys” that control the transfer of bitcoin. The Bitcoin blockchain can be updated without any single entity owning or operating the network.
The Fund has derived all disclosures contained in this document regarding Strategy Inc from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Strategy Inc is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of MSTR have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Strategy Inc could affect the value of the Fund’s investments with respect to MSTR and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●MSTR — The Fund may invest in MSTR.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to MSTR. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in MSTR.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to MSTR is consistent with the Daily Target. MSTR’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if MSTR has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if MSTR has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Principal Risks
You could lose money by investing in the Fund.
●MSTR Investing Risk – The Fund’s performance depends on the performance of MSTR. Investments in MSTR and consequently investments in the Fund involve a high degree of risk. The price of MSTR can be affected by a number of factors. For example, MSTR’s performance depends significantly on the price of bitcoin, regulatory, commercial and technical developments related to Bitcoin, size, timing, volume, mix of MSTR’s offerings ordered by customers which includes products licenses and cloud subscriptions, timing of the release or delivery, timing of announcements by competitors, length of the sales cycles, changes in operating expenses, timing of research and development projects, fluctuations in foreign currency exchange rates, bilateral or multilateral trade tensions affecting foreign markets, profitability, changes in liability of unrecognized tax benefits and changes in customer decision making or customer budgets. Any of these factors may materially and adversely impact the price of MSTR, increase the volatility of an investment in MSTR and have a negative impact on the performance of the Fund.
The price of Bitcoin has historically been subject to dramatic price fluctuations and is a highly volatile asset. Fluctuations in the price of bitcoin have in the past influenced and are likely to continue to influence Strategy Inc’s financial results and the market price of their shares.
Bitcoin and other digital assets are relatively novel and are subject to significant uncertainty, which could adversely impact their price. The application of state and federal securities laws and other laws and regulations to digital assets is unclear in certain respects, and it is possible that regulators in the United States or foreign countries may interpret or apply existing laws and regulations in a manner that adversely affects the price of bitcoin. The growth of the digital assets industry in general, and the use and acceptance of bitcoin in particular, may also impact the price of bitcoin and is subject to a high degree of uncertainty. The pace of worldwide growth in the adoption and use of bitcoin may depend, for instance, on public familiarity with digital assets, ease of buying, accessing or gaining exposure to bitcoin, institutional demand for bitcoin as an investment asset, the participation of traditional financial institutions in the digital assets industry, consumer demand for bitcoin as a means of payment, and the avail ability and popularity of alternatives to bitcoin. Even if growth in bitcoin adoption occurs in the near or medium-term, there is no assurance that bitcoin usage will continue to grow over the long-term. Because bitcoin has no physical existence beyond the record of transactions on the Bitcoin blockchain, a variety of technical factors related to the Bitcoin blockchain could also impact the price of bitcoin. Any of these factors may materially and adversely impact the price of MSTR, increase the volatility of an investment in MSTR and have a negative impact on the performance of the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of MSTR falls than a similar fund that does not use leverage because leverage will magnify the performance of MSTR. The use of such leverage increases the risk of a total loss of your investment. If MSTR approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in MSTR than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of MSTR rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from 1.89 times and 3.50 times the daily performance of the MSTR. This difference may be significant. Over time, the Fund will lose money if MSTR’s performance is flat, and it is possible that the Fund will lose money even if MSTR rises.
If you are considering holding fund shares for longer than a day, it is important that you understand the impact of the Fund’s level of leverage on a daily basis, MSTR returns, and MSTR volatility (how much the value of MSTR moves up and down from day-to-day) on your holding period return.
A higher level of leverage on days when MSTR falls or a lower level of leverage on days when MSTR rises will have an adverse impact on the Fund’s returns. The volatility of MSTR has a negative impact on Fund returns. During periods of higher MSTR volatility, MSTR volatility may affect the Fund’s returns as much as or more than the return of MSTR.

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The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
Estimated Fund Returns
MSTR Performance		One Year Volatility Rate
One Year MSTR	Two times (2x) the One Year MSTR	25%	50%	75%	100%	125%
-60%	-120%	-85.0%	-87.5%	-90.9%	-94.1%	-96.6%
-50%	-100%	-76.5%	-80.5%	-85.8%	-90.8%	-94.8%
-40%	-80%	-66.2%	-72.0%	-79.5%	-86.8%	-92.5%
-30%	-60%	-54.0%	-61.8%	-72.1%	-82.0%	-89.7%
-20%	-40%	-39.9%	-50.2%	-63.5%	-76.5%	-86.6%
-10%	-20%	-23.9%	-36.9%	-53.8%	-70.2%	-83.0%
0%	0%	-6.1%	-22.1%	-43.0%	-63.2%	-79.0%
10%	20%	13.7%	-5.8%	-31.1%	-55.5%	-74.6%
20%	40%	35.3%	12.1%	-18.0%	-47.0%	-69.8%
30%	60%	58.8%	31.6%	-3.7%	-37.8%	-64.6%
40%	80%	84.1%	52.6%	11.7%	-27.9%	-58.9%
50%	100%	111.4%	75.2%	28.2%	-17.2%	-52.8%
60%	120%	140.5%	99.4%	45.9%	-5.8%	-46.3%
Assumes: (a) no dividends paid with respect to MSTR; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
MSTR’s annualized historical volatility rate for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate during the five-year period was [ ]% ([ ]). The annualized total return performance for the five-year period ended May 31, 2026 was [ ]%. Historical volatility and performance of MSTR are not indications of what MSTR’s volatility and performance will be in the future. For more information, including additional graphs and charts demonstrating the effects of MSTR’s volatility and return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of MSTR. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to MSTR is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to MSTR that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to MSTR consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to MSTR will cause the Fund’s performance to deviate from its investment objective.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if MSTR has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like MSTR. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities like MSTR and other instruments correlated with MSTR may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Fund’s investment exposure is concentrated in the industry in which MSTR operates. As

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a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across issuers and industries. As of May 31, 2026, MSTR is included in the information technology industry group and, consequently, faces many of the same risks as other companies in that industry group.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer, (e.g., MSTR) and in financial instruments with a single counterparty or a few counterparties. A decline in the price of MSTR should be expected to result in a significant decline in the price of the Fund. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on a single corporate, political, regulatory, market and economic event as compared to a more diversified portfolio of investments. In addition, the Fund’s exposure to a single counterparty or a few counterparties may increase the risk that the Fund’s performance will decline based on the credit of a single counterparty and that a material decline in the assets of the Fund will result in the termination of any swap agreements.
●Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to MSTR until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of MSTR.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of MSTR. Further, disruptions in the Fund’s creation and redemption process, including during periods of significant volatility in the price of MSTR, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on MSTR shares. A halt in trading of MSTR is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov , Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in

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large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra NVDA (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of common stock of NVIDIA Corporation (NASDAQ: NVDA).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as NVDA when NVDA rises on a given day. Conversely, it should lose approximately two times as much as NVDA when NVDA falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of NVDA (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller NVDA gains or losses and higher NVDA volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger NVDA gains or losses and lower NVDA volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
NVIDIA Corporation operates as a full-stack infrastructure company. Its services include data center computing platforms, Artificial Intelligence (“AI”) solutions and software, and Graphic Processing Units (“GPUs”). It operates in two segments, compute & networking and graphics. NVDA is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by NVIDIA Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 000-23985 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding NVIDIA Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund has derived all disclosures contained in this document regarding NVIDIA Corporation from the publicly available documents described above. Neither the Fund, the Trust,

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the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding NVIDIA Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of NVDA have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning NVDA Corporation could affect the value of the Fund’s investments with respect to NVDA and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●NVDA — The Fund may invest in NVDA.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to NVDA. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in NVDA.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to NVDA is consistent with the Daily Target. NVDA’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if NVDA has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if NVDA has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●NVDA Investing Risk – The Fund’s performance depends on the performance of NVDA. Investments in NVDA and consequently investments in the Fund involve a high degree of risk. The price of NVDA can be affected by a number of factors. The Fund’s performance depends on the performance of NVDA. The price of NVDA can be affected by a number of factors. For example, NVDA’s performance is significantly influenced by both regional and global economic and trade policy. Trade tensions between major economic powers have resulted in, or may result in, the imposition of tariffs, non-tariff trade barriers, sanctions, and export controls. These measures could have adverse, wide-ranging effects on NVIDIA Corporation’s business and financial results. NVIDIA Corporation experiences long manufacturing lead times and is dependent on third-party suppliers for manufacturing, assembly, testing, and packaging of its products, which reduces its control over quality, yields, and delivery schedules, and could harm the business. Additionally, factors like rising material costs, wars, natural disasters, health epidemics, and trade and shipping disruptions can impact NVDA’s performance. NVIDIA Corporation may also face rapid technological changes, intense competition, loss or impairment of intellectual property rights, cyclical economic patterns, shifting consumer preferences, evolving industry standards, cyberattacks, frequent new product and service introductions, and potential rapid product obsolescence. Defects in NVIDIA Corporation’s products may result in costly remediation efforts, reputational

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harm, and potential legal exposure. Government regulations, lawsuits, investigations, political and regulatory scrutiny, and liabilities further affect NVIDIA Corporation’s operations and performance. Any of these factors may materially and adversely impact the price of NVDA, increase the volatility of an investment in NVDA and have a negative impact on the performance of the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of NVDA falls than a similar fund that does not use leverage because leverage will magnify the performance of NVDA. The use of such leverage increases the risk of a total loss of your investment. If NVDA approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in NVDA than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of NVDA rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of NVDA moves up and down from day-to-day) of NVDA on your holding period return. The volatility of NVDA has a negative impact on Fund returns. During periods of higher volatility, the volatility of NVDA may affect the Fund’s returns as much as or more than the return of NVDA.
The following table illustrates the impact of the volatility and return of NVDA on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in NVDA. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in NVDA. You may lose money when the return of NVDA is flat (i.e., close to zero) and you may lose money when NVDA falls.
The table uses hypothetical annualized volatility and returns of NVDA to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of NVDA for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of NVDA. For example, the Fund may mistak enly be expected to achieve a -40% return on a yearly basis if the annual return of NVDA were -20%. However, as the table shows, with a one-year return of NVDA of -20% and an annualized volatility of NVDA of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
NVDA Performance		One Year Volatility Rate
One Year NVDA	Two times (2x) the One Year NVDA	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to NVDA; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown. Historical volatility and performance of NVDA are not indications of what NVDA’s volatility and performance will be in the future. For more information, including additional graphs and charts demonstrating the effects of NVDA’s volatility and return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of NVDA. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to NVDA is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to NVDA that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using

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derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to NVDA consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to NVDA will cause the Fund’s performance to deviate from its investment objective.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if NVDA has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like NVDA. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities like NVDA and other instruments correlated with NVDA may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Fund’s investment exposure is concentrated in the industry in which NVDA operates. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across issuers and industries. As of May 31, 2026, NVDA is included in the [Semiconductors & Semiconductor Equipment industry group] and, consequently, faces many of the same risks as other companies in that industry group..
○Semiconductors and Semiconductor Equipment Industry Risk — Companies in this sector may experience: intense competition, wide fluctuations in securities prices due to risks of rapid obsolescence of products, significant research costs, and limited product lines, markets, financial resources or personnel. Companies in this sector may also be affected by risks that affect the broader technology sector.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer, (e.g., NVDA) and in financial instruments with a single counterparty or a few counterparties. A decline in the price of NVDA should be expected to result in a significant decline in the price of the Fund. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on a single corporate, political, regulatory, market and economic event as compared to a more diversified portfolio of investments. In addition, the Fund’s exposure to a single counterparty or a few counterparties may increase the risk that the Fund’s performance will decline based on the credit of a single counterparty and that a material decline in the assets of the Fund will result in the termination of any swap agreements.
●Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to NVDA until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of NVDA.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of NVDA. Further, disruptions in the Fund’s creation and redemption process, including during periods of significant volatility in the price of NVDA, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on NVDA

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shares. A halt in trading of NVDA is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra PLTR (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of Class A common stock of Palantir Technologies Inc. (NASDAQ: PLTR).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as PLTR when PLTR rises on a given day. Conversely, it should lose approximately two times as much as PLTR when PLTR falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of PLTR (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller PLTR gains or losses and higher PLTR volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger PLTR gains or losses and lower PLTR volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
Palantir Technologies Inc. is a company that specializes in software platforms. It builds software platforms for use in counterterrorism investigations and operations, and has expanded to work with commercial enterprises. PLTR is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Palantir Technologies Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-39540 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Palantir Technologies Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund has derived all disclosures contained in this document regarding Palantir Technologies Inc. from the publicly available documents described above. Neither the Fund, the

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Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Palantir Technologies Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of PLTR have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Palantir Technologies Inc. could affect the value of the Fund’s investments with respect to PLTR and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●PLTR — The Fund may invest in PLTR.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to PLTR. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in PLTR.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to PLTR is consistent with the Daily Target. PLTR’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if PLTR has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if PLTR has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●PLTR Investing Risk – The Fund’s performance depends on the performance of PLTR. Investments in PLTR and consequently investments in the Fund involve a high degree of risk. The price of PLTR can be affected by a number of factors. Fund’s performance depends on the performance of PLTR. The price of PLTR can be affected by a number of factors. For example, Palantir Technologies Inc., until recent quarters, has historically incurred net losses and may not sustain profitability as operating expenses are expected to increase. Palantir Technologies Inc. may not be able to sustain its revenue growth, and its sales cycles are often long, unpredictable, and require significant time and effort. A limited number of customers account for a substantial portion of Palantir Technologies Inc.’s revenue, and fluctuations in demand or seasonality may cause fluctuations in financial results. Palantir Technologies Inc.’s platforms are complex, may require lengthy implementation, and must operate with third-party products and services.
The company faces intense competition and may struggle to retain or attract qualified personnel, scale its sales and marketing efforts, or maintain its brand, culture, and reputation. PLTR’s performance may also be affected by reputational risks, including unfavorable media coverage, ethical considerations that limit customer engagement, or issues arising from exclusive arrangements with customers or partners. Additionally, Palantir Technologies Inc.’s

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reliance on third-party computing infrastructure and exposure to cybersecurity threats, including breaches of its own systems, customer systems, or third-party providers, may disrupt operations or compromise data.
Palantir Technologies Inc. may not successfully develop or deploy new technologies, including those incorporating artificial intelligence, and may face reputational, legal, or regulatory risks related to their use. The company may fail to adequately obtain, protect, or enforce its intellectual property rights and may be subject to intellectual property claims. Real or perceived defects, bugs, or failures in its platforms could result in customer dissatisfaction, reputational harm, or liability. Palantir Technologies Inc. is subject to complex and evolving U.S. and international laws and regulations, including those related to privacy, data protection, and technology use. Its international operations expose it to additional legal, regulatory, and geopolitical risks.
Palantir Technologies Inc. may face unfavorable outcomes in legal, regulatory, or administrative proceedings. The company’s business is also exposed to risks related to government contracting, including changes in fiscal policy, delays in contract awards, or reductions in government budgets. Many of its contracts may be terminated for convenience, and the company may not realize the full deal value of its agreements. There is no guarantee that Palantir Technologies Inc.’s share repurchase program will enhance shareholder value. Additionally, Palantir Technologies Inc.’s multi-class share structure and governance arrangements concentrate voting power with its founders and their affiliates, which may limit the influence of other shareholders. Any of these factors may materially and adversely impact the price of PLTR, increase the volatility of an investment in PLTR and have a negative impact on the performance of the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of PLTR falls than a similar fund that does not use leverage because leverage will magnify the performance of PLTR. The use of such leverage increases the risk of a total loss of your investment. If PLTR approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in PLTR than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of PLTR rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of PLTR moves up and down from day-to-day) of PLTR on your holding period return. The volatility of PLTR has a negative impact on Fund returns. During periods of higher volatility, the volatility of PLTR may affect the Fund’s returns as much as or more than the return of PLTR.
The following table illustrates the impact of the volatility and return of PLTR on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in PLTR. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in PLTR. You may lose money when the return of PLTR is flat (i.e., close to zero) and you may lose money when PLTR falls.
The table uses hypothetical annualized volatility and returns of PLTR to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of PLTR for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of PLTR. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of PLTR were -20%. However, as the table shows, with a one-year return of PLTR of -20% and an annualized volatility of PLTR of 50%, the Fund could be expected to return -50.2%.

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Estimated Fund Returns
PLTR Performance		One Year Volatility Rate
One Year PLTR	Two times (2x) the One Year PLTR	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to PLTR; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
PLTR’s annualized historical volatility rate for the period from September 30, 2020 through May 31, 2026 was [ ]%. The highest May to May volatility rate during the period was [ ]% ([ ]). The annualized total return performance for the period was [ ]%. Historical volatility and performance of PLTR are not indications of what PLTR’s volatility and performance will be in the future. For more information, including additional graphs and charts demonstrating the effects of PLTR’s volatility and return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of PLTR. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to PLTR is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to PLTR that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to PLTR consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to PLTR will cause the Fund’s performance to deviate from its investment objective. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if PLTR has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like PLTR. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities like PLTR and other instruments correlated with PLTR may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Fund’s investment exposure is concentrated in the industry in which PLTR operates. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across issuers and industries. As of May 31, 2026, PLTR is included in the [Software & Services industry group] and, consequently,

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faces many of the same risks as other companies in that industry group..
○Software and Services Industry Risk — Companies in this industry may experience: competitive pressures, such as aggressive pricing, technological developments, cyclical market patterns, changing domestic demand, the ability to attract and retain skilled employees, and dependence on intellectual property rights and potential loss or impairment of those rights.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer, (e.g., PLTR) and in financial instruments with a single counterparty or a few counterparties. A decline in the price of PLTR should be expected to result in a significant decline in the price of the Fund. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on a single corporate, political, regulatory, market and economic event as compared to a more diversified portfolio of investments. In addition, the Fund’s exposure to a single counterparty or a few counterparties may increase the risk that the Fund’s performance will decline based on the credit of a single counterparty and that a material decline in the assets of the Fund will result in the termination of any swap agreements.
●Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to PLTR until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of PLTR.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of PLTR. Further, disruptions in the Fund’s creation and redemption process, including during periods of significant volatility in the price of PLTR, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on PLTR shares. A halt in trading of PLTR is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may

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trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Ultra TSLA (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of common stock of Tesla, Inc. (NASDAQ: TSLA).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as TSLA when TSLA rises on a given day. Conversely, it should lose approximately two times as much as TSLA when TSLA falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of TSLA (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller TSLA gains or losses and higher TSLA volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger TSLA gains or losses and lower TSLA volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[1]	[ ]%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed [0.95]% through [September 30, 2027]. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
Tesla, Inc. designs, develops, manufactures, leases and sells electric vehicles, energy systems, and energy storage products, while also providing related services to its products. TSLA is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Tesla, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34756 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Tesla, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

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The Fund has derived all disclosures contained in this document regarding Tesla, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Tesla, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of TSLA have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Tesla, Inc. could affect the value of the Fund’s investments with respect to TSLA and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●TSLA — The Fund may invest in TSLA.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to TSLA. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in TSLA.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to TSLA is consistent with the Daily Target. TSLA’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if TSLA has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if TSLA has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●TSLA Investing Risk – The Fund’s performance depends on the performance of TSLA. Investments in TSLA and consequently investments in the Fund involve a high degree of risk. The price of TSLA can be affected by a number of factors. The Fund’s performance depends on the performance of TSLA. The price of TSLA can be affected by a number of factors. For example, TSLA’s performance is significantly influenced by both regional and global economic and trade conditions. Trade tensions between major economic powers have resulted in, or may result in, the imposition of tariffs, non-tariff trade barriers, sanctions, and export controls. Tesla, Inc.’s global operations expose it to complex and evolving regulatory, political, and economic conditions, particularly in key markets like China and Europe, where local compliance, infrastructure limitations, and protectionist policies may impact operations and competitiveness. Tesla, Inc. also faces unique risks associated with the electric vehicle industry, including limited product lines, markets, financial resources, and challenges in scaling production. Additionally, factors like rising material costs, wars, trade policies, natural disasters, health epidemics, and trade and shipping disruptions can impair Tesla, Inc.’s ability to supply products, reduce customer demand, and

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disrupt supply chains. Tesla, Inc. also faces rapid technological changes, intense competition, loss or impairment of intellectual property rights, cyclical economic patterns, shifting consumer preferences, evolving industry standards, cyberattacks, frequent new product and service introductions, and the potential for rapid product obsolescence. Government regulations, lawsuits, investigations, political and regulatory scrutiny, and liabilities further affect Tesla, Inc.’s operations and performance. In addition, TSLA’s brand and market performance are influenced by public perception, media scrutiny, and stakeholder confidence, which may be affected by external commentary, activism, or reputational events. Any of these factors may materially and adversely impact the price of TSLA, increase the volatility of an investment in TSLA and have a negative impact on the performance of the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of TSLA falls than a similar fund that does not use leverage because leverage will magnify the performance of TSLA. The use of such leverage increases the risk of a total loss of your investment. If TSLA approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in TSLA than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of TSLA rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of TSLA moves up and down from day-to-day) of TSLA on your holding period return. The volatility of TSLA has a negative impact on Fund returns. During periods of higher volatility, the volatility of TSLA may affect the Fund’s returns as much as or more than the return of TSLA.
The following table illustrates the impact of the volatility and return of TSLA on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in TSLA. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in TSLA. You may lose money when the return of TSLA is flat (i.e., close to zero) and you may lose money when TSLA falls.
The table uses hypothetical annualized volatility and returns of TSLA to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of TSLA for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of TSLA. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of TSLA were -20%. However, as the table shows, with a one-year return of TSLA of -20% and an annualized volatility of TSLA of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
TSLA Performance		One Year Volatility Rate
One Year TSLA	Two times (2x) the One Year TSLA	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to TSLA; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
TSLA’s annualized historical volatility rate for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate during the five-year period was [ ]% ([ ]). The annualized total return performance for the five-year period ended May 31, 2026 was [ ]%. Historical volatility and performance of TSLA are not indications of what TSLA’s volatility and performance will be in the future. For more information, including additional graphs and charts demonstrating the effects of TSLA’s volatility and return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of TSLA. Fees, expenses, transaction costs,

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financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to TSLA is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to TSLA that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to TSLA consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to TSLA will cause the Fund’s performance to deviate from its investment objective. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if TSLA has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like TSLA. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities like TSLA and other instruments correlated with TSLA may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Fund’s investment exposure is concentrated in the industry in which TSLA operates. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across issuers and industries. As of May 31, 2026, TSLA is included in the [Automobiles & Components industry group] and, consequently, faces many of the same risks as other companies in that industry group..
○Automobiles & Components Industry Risk — Companies in this industry may experience: cyclicality of revenues and earnings; labor relations and fluctuating component prices; significant capital expenditures in automotive technologies; and adverse effects from governmental policies, such as taxes, tariffs, duties, subsidies, and import and export restrictions.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer, (e.g., TSLA) and in financial instruments with a single counterparty or a few counterparties. A decline in the price of TSLA should be expected to result in a significant decline in the price of the Fund. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on a single corporate, political, regulatory, market and economic event as compared to a more diversified portfolio of investments. In addition, the Fund’s exposure to a single counterparty or a few counterparties may increase the risk that the Fund’s performance will decline based on the credit of a single counterparty and that a material decline in the assets of the Fund will result in the termination of any swap agreements.
●Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to TSLA until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of TSLA.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response

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to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of TSLA. Further, disruptions in the Fund’s creation and redemption process, including during periods of significant volatility in the price of TSLA, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on TSLA shares. A halt in trading of TSLA is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objectives, Principal Investment Strategies and Related Risks

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This section contains additional details about each Fund’s investment objective, principal investment strategies and related risks.
Investment Objectives
Each Fund is a “Geared Fund” in the sense that it is designed to seek daily investment results, before fees and expenses, that correspond to the daily performance of an underlying security, like COIN, CRCL, MSTR, NVDA, PLTR, or TSLA (“Underlying Security”) such as a multiple (i.e., 2x) of the daily performance of an Underlying Security (the “Daily Target”) for a single day, not for any other period. The Funds do not seek to achieve their stated investment objectives over a period of time greater than a single day. A “single day” is measured from the time a Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation.
The return of a Fund for periods longer than a day is the product of a series of daily leveraged returns for each trading day during that period. If you hold Fund shares for any period other than a day, it is important for you to understand the risks and long-term performance of a daily objective fund. You should know that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Underlying Security gains or losses and higher Underlying Security volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Underlying Security gains or losses and lower Underlying Security volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
For periods longer than a day, you will lose money if the Underlying Security’s performance is flat. It is possible that you will lose money invested in a Fund even if the value of the Underlying Security rises during that period. Returns may move in the opposite direction of the Underlying Security during periods of higher volatility, low returns, or both. In addition, during periods of higher volatility, the volatility of the Underlying Security may affect your return as much or more than the return of the Underlying Security.
Investment in a Fund involves risks that are different from and additional to the risks of investments in other types of funds. An investor in a Fund could potentially lose the full value of their investment within a single day.
Principal Investment Strategies
In seeking to achieve each Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to correspond to the multiple (i.e., 2x) or inverse multiple (i.e., -2x) of the daily performance of its Underlying Security. Each Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in financial instruments that provide similar exposure to the Underlying Security.
Each Fund employs various investment techniques designed to achieve its investment objective. These techniques are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs to maintain a high correlation with, and similar aggregate characteristics to, the Underlying Security or inverse of the Underlying Security, or multiple thereof, as applicable.
ProShare Advisors does not invest the assets of a Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of a Fund. Each Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its Underlying Security consistent with its investment objective, without regard to market conditions, trends, direction, or the financial condition of a particular issuer.
The Funds do not generally take temporary defensive positions, except ProShares Ultra COIN may or may not enter into swap agreements that include provisions designed to prevent the Fund from losing more than 90% of its net asset value during a single trading day (as measured as 4:00 p.m. EST on one business day to 4:00 p.m. EST on the next business day the Exchange is open for business) if the value of the Underlying Security moves more than 45% down during that period. In order to obtain such provisions at a reasonable rate, these swap agreements may or may not also include a provision that caps the Fund’s performance for the same period to 90% if the value of the Underlying Security moves more than 45% up during that period. There can be no assurance that such provisions will be available or that the Fund will not lose more than 90% of its net assets in a single trading day as measured above.
On a daily basis, each Fund will seek to position its portfolio so that such Fund’s investment exposure is consistent with its investment objective. In general, changes to the level of a Fund’s Underlying Security each day will determine whether such Fund’s portfolio needs to be repositioned. For example, if a Short Fund’s Underlying Security has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s short exposure will need to be decreased. Conversely, if the Underlying Security has fallen on a given day, net assets of the Short Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s short exposure will need to be increased. Similarly, if an Ultra Fund’s Underlying Security

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has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Underlying Security has fallen on a given day, net assets of the Ultra Fund should fall. As a result, the Fund’s exposure will need to be decreased.
The time and manner in which a Fund rebalances its portfolio may vary from day to day at the sole discretion of ProShare Advisors depending upon market conditions and other circumstances. If for any reason a Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, a Fund may have investment exposure to its Underlying Security that is significantly greater or less than its stated multiple. As a result, a Fund may be more or less exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.
Additional COIN-Related Investments
If, for any reason, ProShares Ultra COIN is unable to obtain the desired exposure to COIN including approaching counterparty capacity limits or because of liquidity or other constraints, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include reducing the Fund’s leveraged exposure to COIN by holding a larger portion of the Fund’s assets in COIN shares or money market instruments. In that event, the Fund will not meet its investment objective. This may also include, among other things, investing in “COIN-related investments” or investing in other U.S. investment companies that provide investment exposure to COIN or COIN-related investments. For these purposes, COIN-related investments are investments listed on a U.S. stock or commodity exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of COIN.
Additional CRCL-Related Investments
If, for any reason, ProShares Ultra CRCL is unable to obtain the desired exposure to CRCL including approaching counterparty capacity limits or because of liquidity or other constraints, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include reducing the Fund’s leveraged exposure to CRCL by holding a larger portion of the Fund’s assets in CRCL shares or money market instruments. In that event, the Fund will not meet its investment objective. This may also include, among other things, investing in “CRCL-related investments” or investing in other U.S. investment companies that provide investment exposure to CRCL or CRCL-related investments. For these purposes, CRCL-related investments are investments listed on a U.S. stock or commodity exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of CRCL. For example, a Fund may invest in U.S. listed companies engaged in digital asset industry or in crypto currency futures traded on a commodity exchange registered with the CFTC.
Additional NVDA-Related Investments
If, for any reason, ProShares Ultra NVDA is unable to obtain the desired exposure to NVDA including approaching counterparty capacity limits or because of liquidity or other constraints, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include reducing the Fund’s leveraged exposure to NVDA by holding a larger portion of the Fund’s assets in NVDA shares or money market instruments. In that event, the Fund will not meet its investment objective. This may also include, among other things, investing in “NVDA-related investments” or investing in other U.S. investment companies that provide investment exposure to NVDA or NVDA-related investments. For these purposes, NVDA-related investments are investments listed on a U.S. stock or commodity exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of NVDA.
Additional PLTR-Related Investments
If, for any reason, ProShares Ultra PLTR is unable to obtain the desired exposure to PLTR including approaching counterparty capacity limits or because of liquidity or other constraints, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include reducing the Fund’s leveraged exposure to PLTR by holding a larger portion of the Fund’s assets in PLTR shares or money market instruments. In that event, the Fund will not meet its investment objective. This may also include, among other things, investing in “PLTR-related investments” or investing in other U.S. investment companies that provide investment exposure to PLTR or PLTR-related investments. For these purposes, PLTR-related investments are investments listed on a U.S. stock or commodity exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of PLTR.
Additional TSLA-Related Investments
If, for any reason, ProShares Ultra TSLA is unable to obtain the desired exposure to TSLA including approaching counterparty capacity limits or because of liquidity or other constraints, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include reducing the Fund’s leveraged exposure to TSLA by holding a larger portion of the Fund’s assets in TSLA shares or money market instruments. In that event, the Fund will not meet its investment objective. This may also include, among other things, investing in “TSLA-related investments” or investing in other U.S. investment companies that provide investment exposure to TSLA or TSLA-related investments. For these purposes, TSLA-related investments are investments listed on a U.S. stock or commodity exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of TSLA.

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Additional Information Regarding Principal Risks
Like all investments, investing in a Fund entails risks. The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are described in each Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which a Fund may be subjected, is provided below and under the section titled “Other Risks.” The principal risks are intended to provide information about the factors likely to have a significant adverse impact on a Fund’s returns and consequently the value of an investment in a Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk.
Some of the risks described below apply to all Funds, while others are specific to the investment strategies of certain Funds. Please see “Principal Investment Risks” in each Fund’s Summary Prospectus for more detail about the principal risks applicable to each Fund. The Statement of Additional Information (“SAI”) contains additional information about each Fund, investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.
While the realization of certain of these risks may benefit the UltraShort (-2x) Funds because these Funds seek daily investment results, before fees and expenses, that correspond to a multiple of the inverse of their respective Underlying Security, such occurrences may introduce more volatility to these Funds and have a negative impact on Fund performance.
●Risks Associated with the Use of Derivatives — A Fund may obtain exposure through derivatives (including investing in: swap agreements; futures contracts; options on futures contracts, securities, and indexes; forward contracts; and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., a Fund’s underlying security). The use of derivatives may result in larger losses or smaller gains than directly investing in securities. The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired; 7) risks arising from margin requirements; 8) operational risk (such as documentation issues, settlement issues and systems failures), and 9) legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.
●Counterparty Risk — A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments (including derivatives and repurchase agreements) entered into by the Fund. A Fund generally structures the agreements such that either party can terminate the contract at any time, including intraday, without penalty prior to the termination date. If a counterparty terminates a contract, a Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, a Fund typically enters into transactions with major financial institutions. A Fund also seeks to mitigate risks by generally requiring that the counterparties agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, a Fund will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.
The counterparty to a cleared swap agreement and/or exchange-traded futures contract is subject to the credit risk of the clearing house and the futures commission merchant (“FCM”) through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to a Fund. For example, a Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are

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centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures and options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, a Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In certain cases with respect to cleared swaps, the FCM may also transfer any excess initial margin posted by a Fund to the clearing house. Regulations promulgated by the CFTC require that the FCM notify the clearing house of the excess initial margin provided by the FCM to the clearing house that is attributable to each customer. However, if the FCM does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the assets attributable to it in the clearing house’s omnibus account to satisfy payment obligations a defaulting customer of the FCM has to the clearing house.
In addition, a Fund may enter into agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize returns on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transac tions, netting of obligations and realization of returns on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union or United Kingdom (sometimes referred to as a “bail in”).
Moreover, with respect to the use of swap agreements, although the term of the agreement may be for a specified period ranging from a day to more than one year, either party may generally terminate the agreement without penalty prior to the termination. As a result, if the underlying reference asset has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the reference asset reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.
●Correlation Risk — A number of factors may affect a Fund’s ability to achieve a high degree of correlation with the Underlying Security, and there is no guarantee that a Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective, and the percentage change of a Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the Daily Target.
In order to achieve a high degree of correlation with the Underlying Security, each Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Underlying Security may prevent a Fund from achieving a high degree of correlation with the Underlying Security and may expose the Fund to greater leverage risk. Market disruptions or closures, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which a Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Underlying Security’s movements, including intraday movements. Because of this, it is unlikely that a Fund will have perfect exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when

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the Underlying Security is volatile, particularly when the Underlying Security is volatile at or near the close of the trading day.
●Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, the Underlying Security may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in a Fund to decrease over short or long periods of time.
○Large-Cap Company Investment Risk — Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, or consumer tastes and also may not be able to attain the high growth rate of successful smaller companies.
○Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.
●Money Market Instruments Risk — Money market instruments may be adversely affected by market and economic events. Adverse economic, political or other developments affecting issuers of money market instruments or defaults by transaction counterparties may also have a negative impact on the performance and liquidity of such instruments. Each of these could have a negative impact on the performance of a Fund. Money market instruments may include money market funds. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — A Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. Financial, economic, business, regulatory conditions, and other developments affecting issuers in a particular industry or group of industries will have a greater effect on a Fund, and if securities of the particular industry or group of industries fall out of favor, a Fund could underperform, or its net asset value may be more volatile than, funds that have greater industry diversification.
●Automobiles & Components Industry Risk — The risks of investments in the industry include: cyclicality of revenues and earnings, with potential of periodic operating losses; labor relations and fluctuating component prices; significant capital expenditures in automotive technologies (e.g., autonomous vehicle technologies) that may not generate profits for several years, if ever; and adverse effects from governmental policies, such as taxes, tariffs, duties, subsidies, and import and export restrictions. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the industry.
●Information Technology Industry Risk — Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole.
●Financials Industry Risk — The risks of investments in the industry include: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital and liquid assets they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; increased inter-sector consolidation and competition in the financials industry; and volatility in the financial markets

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and changes in domestic and foreign monetary policy; credit rating downgrades; adverse public perception; exposure concentration and decreased liquidity in credit markets; counterparty risk arising from issuers that serve as counterparties in derivatives or similar contractual arrangements. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials industry as a whole cannot be predicted.
●Semiconductors and Semiconductor Equipment Industry Risk — The risks of investments in the industry include: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. The semiconductors sector may also be affected by risks that affect the broader technology sector, including: government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology sector as a whole.
●Software and Services Industry Risk — The risks of investments in the industry include: competitive pressures, such as aggressive pricing (including fixed-rate pricing), technological developments (including product-specific technological change), changing domestic demand, and the ability to attract and retain skilled employees; availability and price of components; dependence on intellectual property rights, and potential loss or impairment of those rights; research and development costs; rapid product obsolescence; cyclical market patterns; evolving industry standards; and frequent new product introductions requiring timely and successful introduction of new products and the ability to service such products. The software and services industry may also be affected by risks that affect the broader information technology industry.
●Market Price Variance Risk — Individual shares of a Fund can be bought and sold in the secondary market at market prices rather than at NAV. There is no guarantee that an active secondary market will develop for shares of a Fund, which may also cause NAV and market price to vary significantly. The market price of a Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of a Fund’s holdings. Differences between secondary market prices and the value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or financial instruments held by a Fund at a particular time. In addition, there may be times when the market price and the NAV of a Fund’s shares vary significantly, such as during periods of market volatility or other market developments and disruptions. Investors purchasing and selling shares in the secondary market may trade shares at a premium or a discount to the Fund’s NAV and may receive less than the value of a Fund’s holdings when they sell those shares.
A Fund may have a limited number of financial institutions that may act as Authorized Participants or market markers. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is willing or able to create and redeem Fund shares, shares may trade at a discount to NAV (and may even face trading halts or delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade at prices correlated to the price of a Fund’s portfolio holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, among other factors, may result in market prices that differ significantly from NAV. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with a Fund. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of a Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that a shareholder most wants to sell their shares. A Fund’s investment results are measured based upon the daily NAV of the Fund.
Shares of a Fund may be available for trading on the exchange during extended trading sessions, including before or after regular market trading (typically, 9:30 a.m. to 4:00 p.m. Eastern time). Buying and selling Fund shares during extended trading sessions may involve heightened risks, including potentially lower liquidity, higher price volatility, wider bid-ask spreads, and prices that may not reflect the prices at which shares of the Fund trade during regular market hours. The ability to trade Fund shares on

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the exchange during extended trading sessions can be halted at any time. There can be no guarantee that Fund shares will be available for trading on the exchange during any extended trading session.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, including Underlying Security. A halt in trading of Underlying Security is expected to result in a halt in the trading of a Fund’s shares. In any of these events. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt a Fund’s creation and redemption process, potentially affect the price at which a Fund’s shares trade in the secondary market, and/or result in a Fund being unable to trade certain securities or financial instruments at all. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in a Fund’s shares are halted, investors may be temporarily unable to trade shares of the Fund.
●Short Sale Exposure Risk — A Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities or financial instruments or credits underlying the short position, which may lower a Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or requiring the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities or financial instruments or credits underlying the short position may be thinly-traded or have a limited market, including due to regulatory action, a Fund may be unable to meet its investment objective (e.g., due to a lack of available securities or financial instruments or counterparties). During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying a Fund’s short positions will negatively impact the Fund.
●U.S. Treasury Markets — U.S. Treasury markets can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to increased volatility and reduced liquidity in the fixed-income markets. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Any credit event may also adversely affect the financial markets.
●Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, political crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent a Fund from limiting losses or realizing gains.
●Tax Risk — The Fund intends to qualify annually and to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or

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is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.
The authority with regard to swaps entered into by RICs is unclear both as to the qualification under the income test and the identification of the issuer under the diversification test. The Fund intends to take the position that because the swaps held by the Fund reference securities that the income on the swaps are “other income” from the Fund’s business of investing in stocks and securities. In addition, the Fund intends to manage its investments in the swaps so that neither the exposure to issuer of the referenced security nor the exposure to any one counterparty of the swaps will exceed 25% of the gross value of the Fund’s portfolio at the end of any quarter. If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.
Other Risks
In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund, such as market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers. The SAI contains additional information about each Fund, its investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.
●Cybersecurity Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, for example, stealing or corrupting data maintained digitally and denial of service attacks on websites. Cybersecurity failures or breaches of a Fund’s third party service providers (including, but not limited to, index providers, the custodian, administrator and transfer agent) or the issuers of securities and/or financial instruments in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While a Fund or its service providers may have established business continuity plans and systems designed to guard against such cyber attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cybersecurity risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such securities to lose value. In addition, cyber attacks involving a counterparty to a Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. ProShare Advisors and the Trust do not control the cybersecurity plans and systems put in place by third party service providers, and such third party service providers may have no or limited indemnification obligations to ProShare Advisors or a Fund.
●Risk of Global Economic Shock — Economic, financial, public health, labor and other global market developments and disruptions, including public health emergencies (such as the spread of infectious diseases, pandemics and epidemics, natural or environmental disasters, war and other armed conflicts, terrorism, social unrest, recessions, inflation, rapid interest rate changes, supply chain disruptions, governmental or quasi-governmental actions (including sanctions and other similar measures) and other circumstances in one country or region have been and may continue to be highly disruptive to economies and markets. Health crises could exacerbate political, social, and economic risks, and result in breakdowns, delays, shutdowns, social isolation, civil unrest, periods of high unemployment, shortages in and disruptions to the medical care and consumer goods and services industries, and other disruptions to important global, local and regional supply chains, with potential corresponding results on the performance of a Fund and its investments.
Additionally, wars, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues, the institution of tariffs or other trade barriers, or other events could have a significant negative impact on global financial markets and economies. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting

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affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Russia’s military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. The ongoing hostilities between the two countries could result in additional widespread conflict and could have a severe adverse effect on the region and certain markets. Sanctions on Russian exports could have a significant adverse impact on the Russian economy and related markets and could affect the value of a Fund’s investments, even beyond any direct exposure a Fund may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. Furthermore, the possibility of a prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement’s attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on a Fund performance and the value of an investment in a Fund.
Ongoing geopolitical events, such as the U.S. and Israel military action against Iran that began in February 2026 and Iran’s responses thereto, including attacks on marine vessels in the Strait of Hormuz, the U.S. military operation in Venezuela that started in January 2026, the Israel-Hamas conflict, including the Houthi movement’s attacks on marine vessels in the Red Sea, and Russia’s continued military actions against Ukraine that began in February 2022 and the U.S. responses to may continue to have, an impact on certain commodities markets, particularly the market for crude oil, commodity futures markets, including futures on crude oil, and the prices of the Oil Funds. For example, historically, Russia has been a significant global exporter of crude oil. The front end of the crude oil futures curve was flat for most of 2025. Crude oil prices were flat during 2025, but have spiked in the first quarter of 2026 due to conflict in the Middle East and the resulting negative impacts on energy infrastructure. While a ceasefire agreement between Israel and Hamas was reached in January 2025, there is no guarantee that the parties will continue to comply with the terms of the agreement and the agreement does not mean the conflict will be resolved. For example, there have been reports of the possible resumption of Houthi-led attacks on marine vessels in the Red Sea as a result of the U.S. and Israel military action against Iran. The possibility of a continued and prolonged conflict between the U.S. and Israel against Iran, the U.S. military operation in Venezuela and the Israel-Hamas conflict, and the potential expansion of those conflicts in the surrounding areas and the involvement of other nations in such conflict, could further destabilize the respective regions and introduce new uncertainties in global markets, including the crude oil markets. This may increase or decrease volatility of the Funds’ shares.
●Natural Disaster/Epidemic Risk — Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of each Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, each Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, each Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of each Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of each Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have a significant impact on each Fund’s performance, resulting in losses to your investment.
●Operational Risk — A Fund, its service providers, Authorized Participants, and the relevant listing exchange are subject

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to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed or inadequate controls, and fraud. These errors may adversely affect a Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. While a Fund seeks to minimize such events through controls and oversight, there may still be failures and a Fund may be unable to recover any damages associated with such failures. These failures may have a material adverse effect on a Fund’s returns.
●Portfolio Turnover Risk — A Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of a Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of a Fund.
●Securities Lending Risk — A Fund may engage in securities lending. Securities lending involves the risk, as with other extensions of credit, that a Fund may lose money because (a) the borrower of the loaned securities fails to return the securities in a timely manner or at all or (b) it loses its rights in the collateral should the borrower fail financially. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. In determining whether to lend securities, ProShare Advisors or the Fund’s securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.
●Trading Risks — The shares of each Fund are listed for trading on the listing exchange identified on the cover of this Prospectus, may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchange, and may trade on an electronic communications network. Nevertheless, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares of a Fund on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares of a Fund on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the shares of a Fund will trade with any volume, or at all, on any stock exchange or other venue.
●Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations are not reliable, or a trading halt closes an exchange or market early), ProShare Advisors may, pursuant to procedures approved by the Board of Trustees of a Fund, choose to determine a fair value price as the basis for determining the value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio investment for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio investment is sold at a discount to its established value.
●Risks of Government Regulation —The Financial Industry Regulatory Authority (“FINRA”) issued a notice on March 8, 2022 seeking comment on measures that could prevent or restrict investors from buying a broad range of public securities designated as “complex products” — which could include the leveraged and inverse funds offered by ProShare Advisors. The ultimate impact, if any, of these measures remains unclear. However, if regulations are adopted, they could, among other things, prevent or restrict investors’ ability to buy the funds.
Additional Securities, Instruments and Strategies
This section describes additional securities, instruments and strategies that may be utilized by a Fund that are not principal investment strategies of a Fund unless otherwise noted in the Fund’s description of principal strategies in the Fund’s Summary Prospectus. Additional Information about the types of investments that a Fund may make is set forth in the SAI.
●Securities Lending — A Fund may lend securities to brokers, dealers and financial organizations under guidelines adopted by the Board. A Fund may loan up to one-third of the value of the Fund’s total assets (including the value of any collateral received). Each loan may be secured by collateral in the form of cash, Money Market Instruments or U.S. Government securities.
Additional Information Regarding the Underlying Securities
Information provided to, or filed with, the SEC by each company named in this Prospectus, pursuant to the Exchange Act, including the financial statements of each company’s Form 10-K, can be located by reference to the SEC file numbers noted in the table below through the SEC’s website at www.sec.gov:

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Underlying Security	SEC File Number
Coinbase Global, Inc. (NASDAQ: COIN)	001-40289
Circle Internet Group, Inc. (NYSE: CRCL)	001-42671
Strategy Inc (NASDAQ: MSTR)	001-42509
NVIDIA Corporation (NYSE: NVDA)	000-23985
Palantir Technologies (NYSE: PLTR)	001-39540
Tesla Inc. (NYSE: TSLA)	001-34756

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Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund

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Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund
This section contains additional information to help you understand the risks and long-term performance of a 2x Daily Objective Fund. You should understand the consequences of holding daily rebalanced funds for periods longer than a single day, including the impact of compounding on Fund performance. You should consider actively monitoring and/or periodically rebalancing your portfolio in light of your investment goals and risk tolerance.
Each 2x Fund is designed to seek daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of an underlying asset (an “Index”). A 2x Fund does not seek to achieve two times (2x) the daily performance of an Index (its “Daily Target”) for any period other than a day. Each Fund, however, is unlikely to provide a simple multiple (i.e., 2x) of an Index’s performance over periods longer than a single day.
●Why? The hypothetical example below illustrates how daily Fund returns can behave for periods longer than a single day. Take a Hypothetical Fund that seeks two times the daily performance of a Hypothetical Benchmark
○On each day, the Hypothetical Fund performs in line with its Daily Target.
○Notice that over the entire five-day period, the Hypothetical Fund’s total return is considerably less than two times that of the period return of its Benchmark
○For the five-day period, the Hypothetical Benchmark gained 5.1% while the Hypothetical Fund gained 9.8% (versus 2x 5.1% or 10.2%).
○In other scenarios, the return of a daily rebalanced fund could be greater than the Daily Target.
	Hypothetical Benchmark		Hypothetical Fund
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0	—	—	$100.00
Day 1	103.0	3.0%	6.0%	$106.00
Day 2	99.9	-3.0%	-6.0%	$99.64
Day 3	103.9	4.0%	8.0%	$107.61
Day 4	101.3	-2.5%	-5.0%	$102.23
Day 5	105.1	3.7%	7.4%	$109.80
Total Return	5.1%		9.8%
●Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact of a 2x Fund. The return of a Fund for a period longer than a single day is the result of its return for each day compounded over the period and will usually differ in amount, and possibly even direction, from two times the return of an Index for the same period. In general, during periods of higher volatility, compounding will cause longer term results to be less than the Daily Target. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower volatility, fund returns over longer periods can be higher than the Daily Target. Volatility is a statistical measure of the magnitude of fluctuations in the returns of an Index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the volatility of an Index; b) the performance of an Index; c) period of time; d) financing rates associated with derivatives; e) other Fund expenses; and f) dividends or interest paid with respect to the instruments included in of an Index.
●Examples Below are graphs intended to help illustrate the impact of two principal factors — volatility and performance of an Index — on Fund performance. Each of the graphs below shows a simulated hypothetical one-year performance of an Index compared with the performance of a fund that perfectly achieves its investment objective.
○The graphs demonstrate that, for periods longer than a single day, a 2x fund is likely to underperform or overperform (but not match) the Daily Target.
○A one-year period is used for illustrative purposes only. Deviations from two times (2x) the performance of an Index can occur over periods as short as a single day (as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as opposed to NAV to NAV). An investor in a 2x Fund could potentially lose the full value of their investment within a single day.
○To isolate the impact of leveraged exposure, the graphs assume (a) no dividends paid with respect to instruments included in an Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included a Fund’s performance would be different from that shown.
○To isolate the impact of leveraged exposure, the graphs assume (a) no dividends paid with respect to Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included a Fund’s performance would be different from, and in some instances significantly lower than, that shown.
○Each of the graphs also assumes a volatility rate of 95%, which is the approximate average of the five-year historical volatility rate of the S&P 500®, S&P MidCap 400®, Russell 2000 Index®, Nasdaq-100 Index® and Dow Jones Industrial AverageSM. Other indexes to which the Funds are benchmarked have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 95%.
[to be updated]
●an Index, which exhibits day-to-day volatility, is flat over the year.
[to be updated]

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●an Index, which exhibits day-to-day volatility, is up over the year.
[to be updated]
●an Index, which exhibits day-to-day volatility, is down over the year.
[to be updated]
●the 2x Fund is down.
[to be updated]
●the 2x Fund is down more than the Daily Target.
[to be updated]
●the 2x Fund is up less than the Daily Target.
The table below shows the historical annualized volatility rate for the five-year period ended May 31, 2026 of each 2x Fund’s benchmark.
[to be updated]
For additional details about fund performance over periods longer than a single day in a 2x Fund, please see the SAI.
●What does this mean to you? A 2x Fund, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be a useful tool for investors who want to manage their exposure to various markets and market segments.
○You should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as two times (2x) the daily performance of an Index for a single day, not for any other period.
○Additionally, you should recognize that the degree of volatility of an Index can have a dramatic effect on a Fund’s longer-term performance. The more volatile an Index is, the more a Fund’s longer-term performance will negatively deviate from the Daily Target.
○The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from two times (2x) the daily performance of an Index for the same period.
○For periods longer than a single day, the Fund will lose money if the performance of an Index is flat over time, and it is possible that the Fund will lose money over time regardless of the performance of an Index.
○You should consider actively monitoring and/or periodically rebalancing your portfolio (which will possibly trigger transaction costs and tax consequences) in light of your investment goals and risk tolerance.
○You could potentially lose the full value of your investment within a single day.

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Management of ProShares Trust

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Board of Trustees and Officers
The Board is responsible for the general supervision of each Fund. The officers of the Trust are responsible for the day-to-day operations of each Fund.
Investment Advisor
ProShare Advisors, located at 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814, serves as the investment adviser to each Fund and provides investment advice and management services to each Fund. ProShare Advisors oversees the investment and reinvestment of the assets in each Fund.
A discussion regarding the basis for the Board approving the investment advisory agreement for each Fund is in the Trust’s most recent Form N-CSR dated May 31, 2026, or most recent Form N-CSRS dated [], as may be amended.
During the year ended May 31, 2026, each Fund listed below paid ProShare Advisors advisory fees in the following amount (fees paid reflect the effects of any expense limitation arrangements in place for the period):
Fund	Fees Paid
Ultra COIN	[ ]
Ultra CRCL	[ ]
Ultra NVDA	[ ]
Ultra PLTR	[ ]
Ultra TSLA	[ ]
Management Services Fees
During the year ended May 31, 2026, each Fund listed below paid the Advisor management services fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):
Fund	Fees Paid
Ultra COIN	[ ]
Ultra CRCL	[ ]
Ultra NVDA	[ ]
Ultra PLTR	[ ]
Ultra TSLA	[ ]
Portfolio Management
The following individuals have responsibility for the day-to-day management of each Fund as set forth in the Summary Prospectus relating to each Fund. The Portfolio Managers’ business experience for the past five years is listed below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of other investment companies can be found in the SAI.
Alexander Ilyasov, ProShare Advisors: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProFund Advisors LLC: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProShare Capital Management LLC: Senior Portfolio Manager since August 2016.
Eric Silverthorne, ProShare Advisors: Portfolio Manager since March 2023 and Associate Portfolio Manager from February 2021 through March 2023. ProFund Advisors: Portfolio Manager since March 2023 and Associate Portfolio Manager from February 2021 through March 2023 and October 2008 to November 2008 and Portfolio Analyst from May 2007 to October 2008.

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Shareholder Information

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Determination of NAV
The NAV per share of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by JPMorgan and is generally determined each business day as of the close of regular trading on the Exchange on which the shares of the Fund are listed (typically calculated as of 4:00 p.m. Eastern Time). Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Securities that are listed or traded on a stock exchange or the Nasdaq or National Market System are generally valued at the closing price, if available, on the exchange or market where the security is principally traded (including the Nasdaq Official Closing Price). Short-term securities are generally valued using market prices or at amortized cost. In addition, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index, when the level of the index is not computed as of the close of the U.S. securities markets. Routine valuation of certain derivatives is performed using procedures approved by the Board.
When a market price is not readily available, securities and other assets are valued at fair value in good faith. The Board has designated ProShare Advisors as “valuation designee” to perform fair value determinations for all of the Funds’ investments for which market quotations are not readily available (or are deemed unreliable). The Board shall oversee ProShare Advisors’ fair value determinations and its performance as valuation designee. The use of a fair valuation methodology may be appropriate if, for example: (i) ProShare Advisors believes market quotations do not accurately reflect fair value of an investment; (ii) ProShare Advisors believes an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation has the risk that the valuation may be higher or lower than the securities might actually command if a Fund sold them. See the SAI for more details.
To the extent a Fund’s portfolio investments trade in markets on days or at times when the Fund is not open for business or when the primary exchange for the shares is not open, the value of the Fund’s assets may vary, shareholders may not be able to purchase or sell Fund shares and Authorized Participants may not be able to create or redeem Creation Units. In addition, certain portfolio investments may not be traded on days or at times a Fund is open for business. In particular, cal culation of the NAV of a Fund may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.
Exchanges are open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. An Exchange may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the Exchange on which the shares of a Fund are listed closes early, the NAV may be calculated at the close of regular trading or at its normal calculation time. If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
Distributions
As a shareholder on a Fund record date, you will earn a share of the investment income and net realized capital gains, if any, derived from a Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. Each Fund intends to declare and distribute net investment income, if any, and net realized capital gains, if any, to its shareholders at least annually. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the distributing Fund or in cash.
Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.
Dividend Reinvestment Services
As noted above under “Distributions”, a Fund may declare a distribution from net realized capital gains to be payable in additional shares or cash. Even if a Fund does not declare a distribution to be payable in shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

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Frequent Purchases and Redemptions of Shares
The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as each Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of shares remains at or close to NAV.
Taxes
The following is certain general information about taxation of each Fund:
●Each Fund intends to qualify for treatment as a “regulated investment company” (“RIC”) for U.S. federal income tax purposes. In order to so qualify, each Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.
●If a Fund qualifies for treatment as a RIC, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders. If a Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.
●Investments by a Fund in options, futures, forward contracts, swap agreements and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the distributions to shareholders by a Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid fund-level tax.
●Investments by a Fund in debt obligations issued or purchased at a discount and certain derivative instruments could cause a Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and such investments could affect the amount, timing or character of the income distributed to shareholders by a Fund. Investments by a Fund in shares of other investment companies could affect the amount, timing or character of the Fund’s distributions to shareholders relative to the Fund’s distributions had it invested directly in the securities held by the other investment companies.
●In order to qualify for the special tax treatment accorded a RIC and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Taxable investors should be aware of the following basic tax points:
●Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.
●Distributions declared in October, November or December of one year payable to shareholders of record in such month and paid by the end of January of the following year are taxable for federal income tax purposes as if received on December 31 of the calendar year in which the distributions were declared.
●Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Ordinary dividends you receive that a Fund reports as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses.
●Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your Fund shares.
●Distributions from net realized capital gains may vary considerably from year to year as a result of a Fund’s normal investment activities and cash flows.
●The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and capital gain dividends, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are

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advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
●A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
●Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
●Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) that a Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. A Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund’s dividends other than those the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Special tax considerations may apply to foreign persons investing in the Fund. Please see the SAI for more information.
●A Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to withholding and other taxes imposed by foreign countries, which will reduce the Fund’s return on and taxable distributions in respect of its non-U.S. investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it has paid. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for these amounts on your federal U.S. income tax return, subject to certain limitations.
●By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have underreported dividend or interest income or have failed to certify to a Fund or its agent that you are not subject to this withholding.
In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:
●A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.
●A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an individual retirement account (IRA), special tax rules apply. Please consult your tax advisor for detailed information about a Fund’s tax consequences for you. See “Taxation” in the SAI for more information.
Premium/Discount Information
The Trust’s website (www.proshares.com) has information about the premiums and discounts for each Fund. Premiums or discounts are the differences between the NAV and market price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the NAV. A discount is the amount that a Fund is trading below the NAV.
Additional Information
The Trust enters into contractual arrangements with various parties who provide services to each Fund including, ProShare Advisors, each Fund’s administrator and fund accounting agent, custodian, transfer agent, and distributor. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and each Fund that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or a Fund and any investor, or give rise to any contract or other rights in any

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individual shareholder, group of shareholders or other person except as may be otherwise provided by federal or state securities laws.
A shareholder may bring a derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling a shareholder demand by virtue of the fact that such Trustee receives remuneration from their service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.
Escheatment
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-intiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and each Fund and each Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.
Distribution (12b-1) Plan
Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, each Fund may pay the distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of a Fund as reimbursement or compensation for distribution related activities with respect to the Fund. Because these fees would be paid out of each Fund’s assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. For the prior fiscal year, no payments were made by a Fund under the Plan. No payments have yet been authorized by the Board, nor are any such expected to be made by a Fund under the Plan during the current fiscal year.
Precautionary Notes
A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding shares of each Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant bro ker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from a Fund may be issued on an ongoing basis, a “distribution” of that Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies — For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of a Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust. Rule 12d1-4 under the 1940 Act permits investments in acquired funds in excess of the limits of Section 12(d)(1) subject to certain conditions. Among these conditions, prior to a fund acquiring securities of another fund exceeding the limits of Section 12(d)(1), the acquiring fund must enter into a “Fund of Funds Investment Agreement” with the acquired fund setting forth the material terms of the arrangement.
A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can, in its discretion, postpone payment of redemption

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proceeds for any period during which: (1) the applicable Exchange is closed other than customary weekend and holiday closings; (2) trading on the applicable Exchange is restricted; (3) any emergency circumstances exist, as determined by the SEC; (4) the SEC by order permits for the protection of shareholders of a Fund; and (5) for up to 14 calendar days for any Fund holding non-U.S. investments during a period of an international local holiday, as further described in the SAI.
A Precautionary Note Regarding Regulation of Derivatives — Current global regulation of and future changes with respect to derivatives may alter, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.
The derivatives markets are subject to comprehensive statutes and regulations, including margin requirements. In addition, certain regulators including the CFTC and the exchanges on which certain derivatives trade are authorized to take extraordinary actions in the event of a market emergency, including, for example, in respect of the futures markets, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of derivative transactions (including swaps and futures transactions) is an evolving area of law and is subject to modification by government and judicial action. The full impact of derivatives regulations on a Fund is difficult to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) made broad changes to the OTC derivatives market and granted significant authority to regulators, including the SEC and CFTC to regulate OTC derivatives and market participants. The European Union, the United Kingdom, and some other countries have implemented and continue to implement similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in those jurisdictions or otherwise subject to applicable derivatives regula tions. Global derivatives regulations include clearing, trade execution, margin and reporting requirements.
In addition, Rule 18f-4 under the 1940 Act provides for the regulation of registered investment companies’ use of derivatives and certain related instruments. The rule, among other things, limits derivatives exposure through one of two value-at-risk tests (with an exception for certain funds that were in operation as of October 28, 2020 and that seek an investment result above 200% of the return (or inverse of the return) of an underlying index, including those that seek daily investment results, before fees and expenses, that correspond to three times (3x) or three times the inverse (-3x) of the daily performance of an index as discussed above). Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule.
Regulations can, among other things, adversely affect the value of the investments held by a Fund, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain derivatives transactions no longer available to that Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. It is also unclear how regulatory changes will affect counterparty risk. In particular, position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and requirements, including capital and mandatory clearing for certain swaps, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. Because these requirements are evolving, their ultimate impact remains unclear.
Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the SAI.

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Financial Highlights
The following tables are intended to help you understand the financial history of each Fund for the past five years (or since inception, if shorter). Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been derived from information audited by [], an independent registered public accounting firm, whose report, along with the financial statements of a Fund, is included in the Trust’s filing on Form N-CSR for the fiscal year ended May 31, 2026, as may be amended, and is available upon request.

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Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
866.PRO.5125 866.776.5125
ProShares.com

You can find additional information about each Fund in its current SAI, dated [September 28, 2026], as may be amended from time to time, which has been filed electronically with the SEC and which is incorporated by reference into, and are legally a part of, this Prospectus. Copies of the SAI are available, free of charge, online at each Fund’s website (www.proshares.com). You may also request a free copy of the SAI or make inquiries to ProShares Trust by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.
You can find other information about ProShares Trust on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee via email to publicinfo@sec.gov.
© 2026 ProShare Advisors LLC. All rights reserved.SEPT-26

PROSPECTUS  [September 28, 2026]
Bitcoin ETF	BITO	NYSE Arca
Bitcoin & Ether Equal Weight ETF	BETE	NYSE Arca
Bitcoin & Ether Market Cap Weight ETF	BETH	NYSE Arca
CoinDesk 20 Crypto ETF	KRYP	NYSE Arca
Ether ETF	EETH	NYSE Arca
Short Bitcoin ETF	BITI	NYSE Arca
Short Ether ETF	SETH	NYSE Arca
Solana ETF*	PSOL	NYSE Arca
Ultra Bitcoin ETF	BITU	NYSE Arca
Ultra Ether ETF	ETHT	NYSE Arca
UltraShort Bitcoin ETF	SBIT	NYSE Arca
UltraShort Ether ETF	ETHD	NYSE Arca
Ultra Solana ETF	SLON	NYSE Arca
Ultra XRP ETF	UXRP	NYSE Arca
XRP ETF*	PXRP	NYSE Arca

*PSOL and PXRP are not yet available for sale.
Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
PROSHARES TRUSTDistributor: SEI Investments Distribution Co.

4	Summary Section
5	Bitcoin ETF
11	Bitcoin & Ether Equal Weight ETF
18	Bitcoin & Ether Market Cap Weight ETF
25	CoinDesk 20 Crypto ETF
31	Ether ETF
37	Short Bitcoin ETF
45	Short Ether ETF
53	Solana ETF
58	Ultra Bitcoin ETF
66	Ultra Ether ETF
74	UltraShort Bitcoin ETF
80	UltraShort Ether ETF
88	Ultra Solana ETF
96	Ultra XRP ETF
104	XRP ETF
109	Investment Objectives, Principal Investment Strategies and Related Risks
129	Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund
132	Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund

135	Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund
138	Management of ProShares Trust
140	Shareholder Information
141	Determination of NAV
141	Distributions
141	Dividend Reinvestment Services
142	Taxes
146	Financial Highlights
150	Disclaimers

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Summary Section

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Investment Objective
ProShares Bitcoin ETF (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of bitcoin. The Fund currently seeks to achieve this objective primarily through investments in bitcoin futures contracts. The Fund does not invest directly in bitcoin.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund seeks to achieve its investment objective primarily through managed exposure to bitcoin futures contracts. In this manner, the Fund seeks to provide investment results that correspond to the performance of bitcoin. The Fund’s managed exposure to bitcoin futures contracts may generate ordinary income when bitcoin appreciates in value. The Fund is required to distribute all such income by the end of each calendar year. The Fund intends to distribute such income, if any, monthly.
The Fund does not invest directly in bitcoin. Investors seeking a direct investment in bitcoin should consider an investment other than the Fund.
Bitcoin is a digital asset. The ownership and operation of bitcoin is determined by participants in an online, peer-to-peer network sometimes referred to as the “Bitcoin Network”. The Bitcoin Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin Network. This is commonly referred to as the Bitcoin Protocol. Bitcoin may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. As of the date of this Prospectus, the adoption of bitcoin for these purposes has been limited and bitcoin presently is not widely accepted as a means of payment.
The value of bitcoin is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of bitcoin. Ownership and transaction records for bitcoin are protected through public-key cryptography. The supply of bitcoin is determined by the Bitcoin Protocol. No single entity owns or operates the Bitcoin Network. The Bitcoin Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin Protocol and the software that enforces the protocol and (3) users who choose which version of the bitcoin software to run. From time to time, the developers suggest changes to the bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created. This is often referred to as a “fork.” The value of the Fund may reflect the impact of these forks.
Under normal circumstances, the Fund will invest at least 80% of its total assets in instruments that provide exposure to bitcoin and/or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [bitcoin futures contracts and swap agreements]) in order to gain exposure to bitcoin. These derivatives principally include:

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○Bitcoin Futures Contracts – Standardized, cash-settled bitcoin futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month bitcoin futures.
○Swap Agreements — In certain circumstances, for example, if the Fund is unable to obtain the desired exposure to bitcoin futures contracts, the Fund may enter into swap agreements that provide exposure to bitcoin or bitcoin futures. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a typical swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
In order to maintain its exposure to futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.
The Fund expects to gain exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund seeks to provide investment results that correspond to the performance of bitcoin by primarily investing in bitcoin futures contracts. The Fund does not invest directly in or hold bitcoin. Investors seeking a direct investment in bitcoin should consider an investment other than the Fund. While the performance of bitcoin futures contracts, in general, has historically been highly correlated to the performance of “spot” bitcoin, there can be no guarantee that this will continue. “Spot” bitcoin refers to bitcoin that can be purchased immediately. The performance of the Fund should not be expected to match the performance of spot bitcoin.
●Bitcoin Market Volatility Risk – The prices of bitcoin and bitcoin futures have historically been highly volatile. The value of the Fund’s investments in bitcoin futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of bitcoin and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including bitcoin over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for bitcoin. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout bitcoin’s history, including in 2011, 2013-2014, and 2017-2018, before repeating again in 2021-2022. Since then,

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bitcoin prices have continued to exhibit extreme volatility. Such volatility may persist.
●Liquidity Risk — The market for the bitcoin futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of bitcoin futures, which could decrease the correlation between the performance of bitcoin futures and spot bitcoin.
●Bitcoin Futures Risk – The market for bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. The price for bitcoin futures contracts is based on a number of factors, including the supply of and the demand for bitcoin futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for bitcoin futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to bitcoin futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like bitcoin futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of bitcoin futures contracts, in general, has historically been highly correlated to the performance of bitcoin. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of bitcoin futures contracts and decrease the correlation between the performance of bitcoin futures contracts and bitcoin, over short or even long-term periods. In the event that there are persistent disconnects between bitcoin and bitcoin futures, the Fund may not be able to obtain the desired exposure and may not be able to achieve its investment objective.
Moreover, price differences between bitcoin and bitcoin futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in bitcoin, including larger losses or smaller gains.
●Bitcoin Futures Capacity Risk – If the Fund’s ability to obtain exposure to bitcoin futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain exposure to bitcoin futures contracts will cause the Fund’s performance to deviate from its investment objective. Additionally, the ability of the Fund to obtain exposure to bitcoin futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Cost of Futures Investment Risk – As discussed above, when a bitcoin futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a bitcoin futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling bitcoin futures is typically substantially higher than the price difference associated with rolling other futures contracts. Bitcoin futures have historically experienced extended periods of contango. Contango in the bitcoin futures market may have a significant adverse impact on the performance of the Fund and may cause bitcoin futures and the Fund to underperform spot bitcoin. Both contango and backwardation would reduce the Fund’s correlation to spot bitcoin and may limit or prevent the Fund from achieving its investment objective.
●Bitcoin Risk – The Fund’s investments in bitcoin futures contracts and swap agreements expose the Fund to the risks associated with an investment in bitcoin because the price of these derivatives is substantially based on the price of

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bitcoin. Bitcoin is a relatively new innovation and is subject to unique and substantial risks. The market for bitcoin is subject to rapid price swings, changes and uncertainty.
The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price and liquidity of bitcoin. The widespread adoption of a competing digital asset or blockchain may result in a reduction in demand for bitcoin. A significant portion of the demand for bitcoin may be the result of speculation. Such speculation regarding the potential future appreciation in the price of bitcoin may artificially inflate or deflate the price of bitcoin and increase volatility. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact digital asset trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to execute extensive attacks, manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of bitcoin.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated, may be operating out of compliance with regulation, and are highly fragmented. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin Network or restrict the use of bitcoin. In addition, digital asset trading venues, bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin Network.
As a result, events that are not necessarily related to the security or utility of bitcoin can nonetheless cause a significant decline in the price of bitcoin (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022).
The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin and the Fund. Finally, the creation of a “fork” (as described above) or a substantial giveaway of bitcoin (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of bitcoin and the Fund.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Derivatives Risk — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk the performance of the ETF may not track the performance of bitcoin. Any costs associated with using derivatives will reduce the Fund’s return.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, if the underlying reference asset has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be

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unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Concentration Risk — The Fund has significant exposure to bitcoin. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Active Management Risk — The Fund is actively managed and its performance reflects the investment decisions that ProShare Advisors makes for the Fund. ProShare Advisors’ judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform or have negative returns as compared to other funds with a similar investment objective and/or strategies.
●Distribution Risk – The Fund’s managed exposure to bitcoin futures contracts may generate ordinary income when bitcoin appreciates in value. Federal tax regulations require the Fund to distribute all such income by the end of the calendar year. The Fund intends to distribute such income, if any, monthly. There is no guarantee that the Fund will make any distribution. The amount of such distributions, if any, may vary significantly from month-to-month.
The amount of the monthly distribution is based in part on ProShare Advisors’s estimate of the Fund’s required distribution for the year. If the Fund were to distribute more than the required distribution, some or all of its distributions may be characterized as return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares. A return of capital results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the bitcoin futures held by the Fund and bitcoin may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining exposure to bitcoin futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	10/18/2021
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
Bloomberg Bitcoin Index[1]	[ ]%	[ ]%	—
S&P 500® Index[2]	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
2
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Bitcoin & Ether Equal Weight ETF (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of an equal weight basket of bitcoin and ether. The Fund currently seeks to achieve this objective primarily through investments in bitcoin and ether futures contracts. The Fund does not invest directly in bitcoin or ether.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
Other Expenses include [0.08%] of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
2
ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive fees or reimburse the amount of any interest expense incurred in connection with investments in reverse repurchase agreements and any net fees charged by futures commission merchants through [September 30, 2027]. After such date, the expense limitation may be terminated or revised by ProShare Advisors.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transac tion costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund seeks to achieve its investment objective primarily through managed exposure to bitcoin and ether futures contracts. In this manner, the Fund seeks to provide investment results that correspond to the performance of an equal weight basket of bitcoin and ether, although the Fund does not invest directly in bitcoin or ether. Investors seeking a direct investment in bitcoin or ether should consider an investment other than the Fund.
Each month the Fund will invest half its assets in instruments providing bitcoin futures exposure and the other half in instruments providing ether exposure. Bitcoin and ether futures contracts are replaced or “rolled” each month to the next month’s contract prior to expiration. The Fund’s equal weight exposure is reestablished each month in connection with the rolling of bitcoin and ether futures.
Bitcoin and ether are both digital assets. The ownership and operation of both bitcoin and ether are determined by participants in online, peer-to-peer networks - the Bitcoin Network and the Ethereum Network, respectively. These networks connect computers running open-source software that follows the rules and procedures governing each network’s protocol.
The value of both bitcoin and ether is not backed by any government, corporation, or other identified body. Instead, their values are determined by the supply and demand in markets created to facilitate their trading. Ownership and transaction records for bitcoin and ether are protected through public-key cryptography. The supply of bitcoin and ether is determined by their respective protocols, and no single entity owns or operates either network. They are collectively maintained by decentralized groups of participants who run computer software that records and validates transactions (miners for bitcoin and validators for ether), developers who propose improvements to the protocols and the software that enforces them, and users who choose which version of the software to run. From time to time, developers suggest changes to the software. If a sufficient number of users and participants elect not to adopt the changes, a new digital asset operating on the earlier version of the software may be created, known as a “fork.” The price of the futures contracts in which the Fund invests for both bitcoin and ether may reflect the impact of these forks.
Under normal circumstances, the Fund will invest at least 80% of its total assets in instruments that provide exposure

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to bitcoin or ether or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [crypto futures contracts]) in order to gain exposure to crypto. These derivatives principally include:
○Crypto Futures Contracts – Standardized, cash-settled crypto futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month crypto futures. The Fund may also invest in back-month crypto futures contracts. Front-month crypto futures contracts are those contracts with the shortest time to maturity. Back-month crypto futures contracts are those with longer times to maturity.
●Exchange-Traded Funds — In limited circumstances, for example, if the Fund is unable to obtain the desired exposure through crypto futures contracts or in order to facilitate compliance with certain tax requirements, the Fund may invest in shares of other ETFs, which are registered investment companies that are traded on U.S. stock exchanges and provide exposure to crypto futures contracts.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
In order to maintain its exposure to futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.
The Fund expects to gain leveraged exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund seeks to provide investment results that correspond to the performance of an equal weight basket of bitcoin and ether by primarily investing in crypto futures contracts and exchange-traded funds that provide exposure to crypto futures. The Fund does not invest directly in or hold bitcoin or ether. Investors seeking a direct investment in crypto should consider an investment other than the Fund. While the performance of crypto futures contracts, in general, has historically been highly correlated to the performance of spot crypto, there can be no guarantee that this will continue. The performance of the Fund should not be expected to match the performance of spot crypto.
●Crypto Market Volatility Risk – The prices of crypto and crypto futures have historically been highly volatile. The value of the Fund’s investments in crypto futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of crypto and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases

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in the value of certain digital assets, including bitcoin and ether over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for crypto. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout crypto’s history, including in 2011, 2013-2014, and 2017-2018, before repeating again in 2021-2022. In 2023 and over the course of 2024, crypto prices have continued to exhibit extreme volatility. Such volatility is expected to persist.
Historically, the spot price movements of ether and bitcoin generally have been correlated. The spot prices of ether historically have generally been more volatile than the spot prices of bitcoin (i.e., rising more than the spot prices of bitcoin on days that the spot prices of bitcoin rise and falling more than bitcoin on days that the spot prices of bitcoin fall). There is no guarantee that this correlation will continue or that the prices of ether or bitcoin will be dependent upon, or otherwise related to, each other or that the relative volatility of spot bitcoin and spot ether will continue.
●Liquidity Risk — The market for the crypto futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of crypto futures, which could decrease the correlation between the performance of crypto futures and spot crypto.
This risk may result in the Fund being unable to equally weigh its exposure when rebalanced, and this could affect the ability of the Fund to meet its investment objective.
●Crypto Futures Risk – The market for crypto futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the crypto futures market has grown substantially since crypto futures commenced trading, there can be no assurance that this growth will continue. The price for crypto futures contracts is based on a number of factors, including the supply of and the demand for crypto futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for crypto futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to crypto futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like crypto futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
For all these and potentially other reasons, the Fund may be unable to equally weight its exposure when rebalanced, and this could affect the ability of the Fund to meet its investment objective.
The performance of crypto futures contracts, in general, has historically been highly correlated to the performance of crypto. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of crypto futures contracts and decrease the correlation between the performance of crypto futures contracts and crypto, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of crypto. To the extent the Fund is invested in back-month crypto future contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the spot prices of crypto.
●Crypto Futures Capacity Risk – If the Fund’s ability to obtain leveraged exposure to crypto futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the crypto futures market, a disruption to the crypto futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to crypto futures contracts will cause the

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Fund’s performance to deviate from its investment objective. Additionally, the ability of the Fund to obtain leveraged exposure to crypto futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
This risk may result in the Fund being unable to equally weigh its exposure when rebalanced, and this could affect the ability of the Fund to meet its investment objective.
●Cost of Futures Investment Risk – As discussed above, when a crypto futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a crypto futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling crypto futures is typically substantially higher than the price difference associated with rolling other futures contracts. Crypto futures have historically experienced extended periods of contango. Contango in the crypto futures market may have a significant adverse impact on the performance of the Fund and may cause crypto futures and the Fund to underperform spot crypto. Both contango and backwardation would reduce the Fund’s correlation to spot crypto and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts.
●Bitcoin Risk – The Fund’s investments in bitcoin futures contracts and swap agreements expose the Fund to the risks associated with an investment in bitcoin because the price of these derivatives is substantially based on the price of bitcoin. Bitcoin is a relatively new innovation and is subject to unique and substantial risks. The market for bitcoin is subject to rapid price swings, changes and uncertainty.
The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price and liquidity of bitcoin. The widespread adoption of a competing digital asset or blockchain may result in a reduction in demand for bitcoin. A significant portion of the demand for bitcoin may be the result of speculation. Such speculation regarding the potential future appreciation in the price of bitcoin may artificially inflate or deflate the price of bitcoin and increase volatility. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact digital asset trading venues. Additionally, if one or a coordinated group of min ers were to gain control of 51% of the Bitcoin Network, they would have the ability to execute extensive attacks, manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of bitcoin.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated, may be operating out of compliance with regulation, and are highly fragmented. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin Network or restrict the use of bitcoin. In addition, digital asset trading venues, bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin Network.
As a result, events that are not necessarily related to the security or utility of bitcoin can nonetheless cause a significant decline in the price of bitcoin (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022).
The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin and the Fund. Finally, the creation of a “fork” (as described above) or a substantial giveaway of bitcoin (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of bitcoin and the Fund.
●Ether Risk – The Fund’s investments in ether futures contracts exposes the Fund to the risks associated with an investment in ether because the price of ether futures is substantially based on the price of ether. Ether is a relatively new innovation and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for ether may be the result of speculation. Consequently, the value of ether has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of ether may artificially inflate or deflate the price of

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ether and increase volatility. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of ether and these holders may have the ability to manipulate the price of ether.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.
Legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. For example, if ether were determined to be or were expected to be determined to be a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in ether, trading in ether futures may become significantly more volatile and/or completely halted, and the value of an investment in the Fund could decline significantly and without warning, including to zero.
In addition, digital asset trading venues and other participants may have significant exposure to other digital assets. Instability in the price, availability, or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Ethereum Network. As a result, events that are not necessarily related to the security or utility of ether can nonetheless cause a significant decline in the price of ether (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022). Additionally, the Ethereum
blockchain’s protocol, including the code of smart contracts running on the Ethereum blockchain, may contain flaws that can be, and have been, exploited by attackers (e.g., the exploit of The DAO’s smart contract in June 2016 that resulted in a permanent hard fork).
The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether, ether futures, and the Fund.
Finally, the creation of a “fork” or a substantial giveaway of ether (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of ether, ether futures, and the Fund. A fork may be intentional, such as the ’Merge.’ The ’Merge’ refers to protocol changes altering the method by which transactions are validated.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Risk of Investing in Exchange-Traded Funds (ETFs) – Investing in other investment companies, such as ETFs, subjects the Fund to those risks affecting the underlying ETFs, such as risks that the investment management strategy of the ETF may not produce its intended results (management risk) and the risk that the ETF could lose money over short periods due to short-term market movements and over longer periods during market downturns (market risk). In addition, investing in ETFs involves the risk that an ETF’s performance may not track the performance of the index or markets that the ETF is designed to track, which may result in losses to such ETF and, ultimately, the Fund. In addition,

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ETFs may trade at a price below their net asset value. Moreover, the Fund will incur its share of the expenses of the underlying ETF’s expenses.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Concentration Risk — The Fund has significant exposure to crypto. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Active Management Risk — The Fund is actively managed and its performance reflects the investment decisions that ProShare Advisors makes for the Fund. ProShare Advisors’ judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform or have negative returns as compared to other funds with a similar investment objective and/or strategies.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the crypto futures held by the Fund and crypto may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly dimin ished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining leveraged exposure to crypto futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows the Fund’s investment results during its first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%

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Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	10/1/2023
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
Bloomberg Bitcoin Index[1]	[ ]%	[ ]%	—
Bloomberg Ethereum Index[1]	[ ]%	[ ]%	—
S&P 500® Index[2]	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
2
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Man
ager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Ultra Bitcoin Strategy ETF (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of a market-capitalization weighted basket of bitcoin and ether. The Fund currently seeks to achieve this objective primarily through investments in bitcoin and ether futures contracts. The Fund does not invest directly in bitcoin or ether.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
Other Expenses include [0.083%] of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
2
ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive fees or reimburse the amount of any interest expense incurred in connection with investments in reverse repurchase agreements and any net fees charged by futures commission merchants through [September 30, 2027]. After such date, the expense limitation may be terminated or revised by ProShare Advisors. For the fiscal year ended May 31, 2026, the amount of the waiver was 0.083%.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund seeks to achieve its investment objective primarily through managed exposure to bitcoin and ether futures contracts. In this manner, the Fund seeks to provide investment results that correspond to the performance of a market-capitalization weighted basket of bitcoin and ether.
The Fund does not invest directly in bitcoin or ether. Investors seeking a direct investment in bitcoin or ether should consider an investment other than the Fund.
Each month the Fund will invest its assets in proportion to the market-capitalization of bitcoin and ether. Market-capitalization is determined by multiplying the price of bitcoin or ether by the amount in circulation (i.e., the total amount mined or minted and available for use). Bitcoin and ether futures contracts are replaced or “rolled” each month to the next month’s contract prior to expiration. The Fund’s market-capitalization weighted exposure is reestablished each month in connection with the rolling of bitcoin and ether futures. As of May 31, 2026, the market capitalization weight of bitcoin and ether was [ ]% and [ ]%, respectively.
Bitcoin and ether are both digital assets. The ownership and operation of both bitcoin and ether are determined by participants in online, peer-to-peer networks - the Bitcoin Network and the Ethereum Network, respectively. These networks connect computers running open-source software that follows the rules and procedures governing each network’s protocol.
The value of both bitcoin and ether is not backed by any government, corporation, or other identified body. Instead, their values are determined by the supply and demand in markets created to facilitate their trading. Ownership and transaction records for bitcoin and ether are protected through public-key cryptography. The supply of bitcoin and ether is determined by their respective protocols, and no single entity owns or operates either network. They are collectively maintained by decentralized groups of participants who run computer software that records and validates transactions (miners for bitcoin and validators for ether), developers who propose improvements to the protocols and the software that enforces them, and users who choose which version of the software to run. From time to time, developers suggest changes to the software. If a sufficient number of users and participants elect not to adopt the changes, a new digital asset operating on the earlier version of the software may be created, known

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as a “fork.” The price of the futures contracts in which the Fund invests for both bitcoin and ether may reflect the impact of these forks.
Under normal circumstances, the Fund will invest at least 80% of its total assets in instruments that provide exposure to bitcoin or ether or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [crypto futures contracts]) in order to gain exposure to crypto. These derivatives principally include:
○Crypto Futures Contracts – Standardized, cash-settled crypto futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month crypto futures. The Fund may also invest in back-month crypto futures contracts. Front-month crypto futures contracts are those contracts with the shortest time to maturity. Back-month crypto futures contracts are those with longer times to maturity.
●Exchange-Traded Funds — In limited circumstances, for example, if the Fund is unable to obtain the desired exposure through crypto futures contracts or in order to facilitate compliance with certain tax requirements, the Fund may invest in shares of other ETFs, which are registered investment companies that are traded on U.S. stock exchanges and provide exposure to crypto futures contracts.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
In order to maintain its exposure to futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.
The Fund expects to gain leveraged exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund seeks to provide investment results that correspond to the performance of a market-capitalization weighted basket of bitcoin and ether by primarily investing in crypto futures contracts and exchange-traded funds that provide exposure to crypto futures. The Fund does not invest directly in or hold bitcoin or ether. Investors seeking a direct investment in crypto should consider an investment other than the Fund. While the performance of crypto futures contracts, in general, has historically been highly correlated to the performance of spot crypto, there can be no guarantee that this will continue. The performance of the Fund should not be expected to match the performance of spot crypto.
●Crypto Market Volatility Risk – The prices of crypto and crypto futures have historically been highly volatile. The value of the Fund’s investments in crypto futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that

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you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of crypto and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including bitcoin and ether over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for crypto. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout crypto’s history, including in 2011, 2013-2014, and 2017-2018, before repeating again in 2021-2022. In 2023 and over the course of 2024, crypto prices have continued to exhibit extreme volatility. Such volatility is expected to persist.
Historically, the spot price movements of ether and bitcoin generally have been correlated. The spot prices of ether historically have generally been more volatile than the spot prices of bitcoin (i.e., rising more than the spot prices of bitcoin on days that the spot prices of bitcoin rise and falling more than bitcoin on days that the spot prices of bitcoin fall). There is no guarantee that this correlation will continue or that the prices of ether or bitcoin will be dependent upon, or otherwise related to, each other or that the relative volatility of spot bitcoin and spot ether will continue.
●Liquidity Risk — The market for the crypto futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of crypto futures, which could decrease the correlation between the performance of crypto futures and spot crypto.
This risk may result in the Fund being unable to obtain market-capitalization weighted exposure when it rebalances, and this could affect the ability of the Fund to meet its investment objective.
●Crypto Futures Risk – The market for crypto futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the crypto futures market has grown substantially since crypto futures commenced trading, there can be no assurance that this growth will continue. The price for crypto futures contracts is based on a number of factors, including the supply of and the demand for crypto futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for crypto futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to crypto futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like crypto futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
For all these and potentially other reasons, the Fund may be unable to obtain market-capitalization weighted exposure when it rebalances, and this could affect the ability of the Fund to meet its investment objective.
The performance of crypto futures contracts, in general, has historically been highly correlated to the performance of crypto. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of crypto futures contracts and decrease the correlation between the performance of crypto futures contracts and crypto, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of crypto. To the extent the Fund is invested in back-month crypto future contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the spot prices of crypto.
●Crypto Futures Capacity Risk – If the Fund’s ability to obtain leveraged exposure to crypto futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the crypto futures market, a disruption to the crypto futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of

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the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to crypto futures contracts will cause the Fund’s performance to deviate from its investment objective. Additionally, the ability of the Fund to obtain leveraged exposure to crypto futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
This risk may result in the Fund being unable to obtain market-capitalization weighted exposure when it rebalances, and this could affect the ability of the Fund to meet its investment objective.
●Cost of Futures Investment Risk – As discussed above, when a crypto futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a crypto futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling crypto futures is typically substantially higher than the price difference associated with rolling other futures contracts. Crypto futures have historically experienced extended periods of contango. Contango in the crypto futures market may have a significant adverse impact on the performance of the Fund and may cause crypto futures and the Fund to underperform spot crypto. Both contango and backwardation would reduce the Fund’s correlation to spot crypto and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts.
●Bitcoin Risk – The Fund’s investments in bitcoin futures contracts and swap agreements expose the Fund to the risks associated with an investment in bitcoin because the price of these derivatives is substantially based on the price of bitcoin. Bitcoin is a relatively new innovation and is subject to unique and substantial risks. The market for bitcoin is subject to rapid price swings, changes and uncertainty.
The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price and liquidity of bitcoin. The widespread adoption of a competing digital asset or blockchain may result in a reduction in demand for bitcoin. A significant portion of the demand for bitcoin may be the result of speculation. Such speculation regarding the potential future appreciation in the price of bitcoin may artificially inflate or deflate the price of bitcoin and increase volatility. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact digital asset trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to execute extensive attacks, manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of bitcoin.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated, may be operating out of compliance with regulation, and are highly fragmented. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin Network or restrict the use of bitcoin. In addition, digital asset trading venues, bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin Network.
As a result, events that are not necessarily related to the security or utility of bitcoin can nonetheless cause a significant decline in the price of bitcoin (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022).
The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin and the Fund. Finally, the creation of a “fork” (as described above) or a substantial giveaway of bitcoin (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of bitcoin and the Fund.
●Ether Risk – The Fund’s investments in ether futures contracts exposes the Fund to the risks associated with an investment in ether because the price of ether futures is substantially based on the price of ether. Ether is a relatively new innovation and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. A significant portion of

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the demand for ether may be the result of speculation. Consequently, the value of ether has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of ether may artificially inflate or deflate the price of ether and increase volatility. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of ether and these holders may have the ability to manipulate the price of ether.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.
Legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. For example, if ether were determined to be or were expected to be determined to be a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in ether, trading in ether futures may become significantly more volatile and/or completely halted, and the value of an investment in the Fund could decline significantly and without warning, including to zero.
In addition, digital asset trading venues and other participants may have significant exposure to other digital assets. Instability in the price, availability, or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Ethereum Network. As a result, events that are not necessarily related to the security or utility of ether can nonethe less cause a significant decline in the price of ether (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022). Additionally, the Ethereum blockchain’s protocol, including the code of smart contracts running on the Ethereum blockchain, may contain flaws that can be, and have been, exploited by attackers (e.g., the exploit of The DAO’s smart contract in June 2016 that resulted in a permanent hard fork).
The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether, ether futures, and the Fund.
Finally, the creation of a “fork” or a substantial giveaway of ether (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of ether, ether futures, and the Fund. A fork may be intentional, such as the ’Merge.’ The ’Merge’ refers to protocol changes altering the method by which transactions are validated.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Risk of Investing in Exchange-Traded Funds (ETFs) – Investing in other investment companies, such as ETFs, subjects the Fund to those risks affecting the underlying ETFs, such as risks that the investment management strategy of the ETF may not produce its intended results (management risk) and the risk that the ETF could lose money over short periods due to short-term market movements and over longer periods during market downturns (market risk). In addition, investing in ETFs involves the risk that an ETF’s performance may not track the performance of the index or markets that the ETF is designed to track, which may result

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in losses to such ETF and, ultimately, the Fund. In addition, ETFs may trade at a price below their net asset value. Moreover, the Fund will incur its share of the expenses of the underlying ETF’s expenses.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Concentration Risk — The Fund has significant exposure to crypto. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Active Management Risk — The Fund is actively managed and its performance reflects the investment decisions that ProShare Advisors makes for the Fund. ProShare Advisors’ judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform or have negative returns as compared to other funds with a similar investment objective and/or strategies.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the crypto futures held by the Fund and crypto may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining leveraged exposure to crypto futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows the Fund’s investment results during its first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

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Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	10/1/2023
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
Bloomberg Bitcoin Index[1]	[ ]%	[ ]%	—
Bloomberg Ethereum Index[1]	[ ]%	[ ]%	—
S&P 500® Index[2]	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
2
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares CoinDesk 20 Crypto ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the CoinDesk 20 Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	[ ]%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index. The Fund does not directly invest in crypto assets. Investors seeking a direct investment in crypto assets should consider an investment other than the Fund.
The Index is designed to measure the performance of the 20 largest and most liquid eligible crypto assets and is intended as a benchmark for the broader crypto asset class. The crypto assets included in the Index are weighted based on market capitalization, subject to a 30% limit on the largest constituent and a 20% limit on all others at each weight assignment. The Index’s composition and the assigned weights are reevaluated quarterly in January, April, July, and October, which is more frequent than many indexes, in order to keep pace with changes in the crypto asset class. Constituent weights fluctuate between weight assignments and may exceed the weight limits. The Index does not include stablecoins, memecoins, wrapped tokens, privacy tokens, tokenized traditional assets like stocks and bonds, and certain other types of digital assets, as determined by CoinDesk Indices (the “the Index Provider”). The Index is constructed and maintained by the Index Provider. More information about the Index can be found using the Bloomberg ticker symbol “CD20X.”
A crypto asset is generally considered to be a digital representation of something of value, for which ownership is verified and recorded on a distributed ledger. Some crypto assets may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. Many crypto assets are designed to be transferred on a peer-to-peer basis using a distributed ledger without the need for a central authority. Transfers of those crypto assets are generally built on a foundation of encryption and cryptography and are validated using a consensus mechanism. Other crypto assets use similar technology for other business purposes. These assets are very new and their definition and usage continues to evolve.Under normal circumstances, the Fund will invest at least 80% of its total assets in instruments that provide exposure to the Index and/or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.

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●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
The Fund expects to gain leveraged exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the
Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
As of [June 30, 2026], the Index was concentrated in bitcoin and focused in BNB, ether and XRP.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund seeks to provide investment results, before fees and expenses, that track the performance of the Index. The Fund does not invest directly in crypto assets. Investors seeking a direct investment in crypto assets should consider an investment other than the Fund. The performance of the Fund should not be expected to match the performance of spot investments in crypto assets.
●Crypto Asset Market Volatility Risk – The prices of crypto assets have historically been highly volatile. The value of the Fund’s investments in derivative instruments that provide exposure to crypto assets – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of crypto assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain crypto assets over the course of 2021, and multiple market observers asserted that crypto assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times, including in 2011, 2013-2014, and 2017-2018, before repeating again in 2021-2022. In recent periods crypto asset prices have continued to exhibit extreme volatility. Such volatility is expected to persist.
Historically, the spot price movements of crypto assets generally have been correlated. The spot prices of crypto assets other than bitcoin historically have generally been more volatile than the spot prices of bitcoin (i.e., rising more than the spot prices of bitcoin on days that the spot prices of bitcoin rise and falling more than bitcoin on days that the spot prices of bitcoin fall). There is no guarantee that this correlation will continue or that the spot prices of

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crypto assets will be dependent upon, or otherwise related to, each other or that the relative volatility spot prices of bitcoin and spot prices of other crypto assets will continue.
●Concentration Risk — The Fund has significant exposure to crypto assets. The Fund will allocate its investments to crypto assets to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries or asset classes. As of [June 30, 2026], the Index was concentrated in bitcoin and focused in BNB, ether and XRP.
●Crypto Assets Risk - Crypto assets are relatively new innovations and are subject to unique and substantial risks. The market for crypto assets are subject to rapid price swings, changes and uncertainty. A significant portion of the demand for crypto assets may be the result of speculation and consequently, the value of these assets has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation may artificially inflate or deflate the price of a crypto asset and increase volatility.
In addition, the acceptance of crypto assets and the further development of their blockchains are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of either acceptance or development may adversely affect the price and liquidity of any crypto asset.
Crypto assets are subject to the risk of fraud, theft, manipulation, securities failures, and operational or other problems that impact the trading venues where investors buy and sell crypto assets. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, crypto trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote crypto assets in ways that may artificially increase their price). Investors may be more exposed to the risk of theft, fraud, market manipulation, and operational failures than when investing in more traditional asset classes. Over the past several years, a number of crypto trading venues have been closed due to fraud, failure or security breaches. Investors in crypto assets may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Events that are not necessarily related to the security or utility of a particular crypto asset can cause a significant decline in the price of that crypto asset or all crypto assets (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022).
Legal or regulatory changes may negatively impact the operation of blockchains or restrict the use of crypto assets. For example, if any crypto asset were determined or were expected to be determined to be offered and sold as a security under the federal securities laws, it is possible cer tain trading venues would no longer facilitate trading in that crypto asset, trading may become significantly more volatile and/or completely halted, and the value of an investment in the Fund could decline significantly and without warning, including to zero.
Finally, the creation of a “fork” (i.e., a change in a blockchain’s rules or protocol that results in a split into two separate networks) or a substantial giveaway of a crypto asset (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of a crypto asset.
The realization of any of these risks could result in a decline in the acceptance of a crypto asset or all crypto assets and consequently a significant and unexpected decline in the value of the crypto assets held by the Fund and the Fund itself.
●Bitcoin Risk – In addition to the risks applicable to all crypto assets, bitcoin is subject to unique and substantial risks related to its market and underlying network. The market for bitcoin, like all crypto assets, is subject to rapid price swings, changes and uncertainty. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures. If one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to execute extensive attacks, manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of bitcoin.
●Binance Coin (BNB) Risk – In addition to the risks applicable to all crypto assets, BNB is subject to unique and substantial risks related to its market and underlying network (BNB Chain). The market for BNB, like all crypto assets, is subject to rapid price swings, changes and uncertainty. BNB is subject to the risk of fraud, theft, manipulation or security failures.
Additionally, if one or a coordinated group of validators were to gain control of a significant proportion of staked BNB, they could (depending on the proportion of control gained), impede, reverse or prevent confirmation of transactions, cause a fork in the blockchain, manipulate the blockchain or double spend BNB.
A significant portion of BNB is held by a small number of holders, sometimes referred to as “whales”. Transactions by these holders may influence the price of BNB and these holders may have the ability to manipulate the price of BNB. The BNB network (“BNB Chain”) has reportedly suffered multiple network outages, including those arising from security vulnerabilities (e.g., bridge exploit pause in 2022) and denial of service and bot attacks (e.g., disruption due to sandwich bot attacks in 2024).

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The development of the BNB Chain is ongoing and future disruptions, outages, bugs, or other problems could have a material adverse effect on the value and volatility of BNB and an investment in the Fund. Similarly, the client software implementation and wallets used by users and validators to access the BNB Chain or BNB could suffer future disruptions, bugs, or other problems that could have a material adverse effect on the value of BNB and an investment in the Fund.
Additionally, the BNB Chain’s protocol, including the code of smart contracts running on the BNB Chain, may contain flaws that can be, and have been, exploited by attackers (e.g., the exploit of the BNB Chain bridge token-minting logic that allowed attackers to create unauthorized BNB tokens). BNB has also experienced intentional forks, such as planned hard forks and network upgrades. Such forks and network upgrades refer to protocol changes altering the method by which transactions are validated.
●Ether Risk – In addition to the risks applicable to all crypto assets, ether is subject to unique and substantial risks related to its market and underlying network. The market for ether, like all crypto assets, is subject to rapid price swings, changes and uncertainty. Ether is subject to the risk of fraud, theft, manipulation or security failures. If one or a coordinated group of validators were to gain control of 33% or more of staked ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of ether and these holders may have the ability to manipulate the price of ether. Additionally, the Ethereum blockchain’s protocol, including the code of smart contracts running on the Ethereum blockchain, may contain flaws that can be, and have been, exploited by attackers (e.g., the exploit of The DAO’s smart contract in June 2016 that resulted in a permanent hard fork). Ether has also experienced intentional forks, such as the ’Merge.’ The ’Merge’ refers to protocol changes altering the method by which transactions are validated.
●XRP Risk – In addition to the risks applicable to all crypto assets, XRP is subject to unique and substantial risks related to its market and underlying network. The market for XRP, like all crypto assets, is subject to rapid price swings, changes and uncertainty. XRP is subject to the risk of fraud, theft, manipulation or security failures. A network of independent validator nodes validate transactions on the XRP Ledger, a distributed ledger upon which XRP transactions are processed and settled. These nodes do not mine new blocks but instead participate in a consensus process to ensure transactions are valid and correctly ordered on the ledger. Any node can act as a validator, but for practical purposes, the XRP Ledger depends on a trusted set of validators known as the Unique Node List (the “UNL”). Each node maintains a UNL, which is a list of other validators that the node trusts. For the consensus process to work, there needs to be some overlap in the UNLs across different nodes.
If more than 20% of the validators on a server’s UNL disagree, the server stops validating new ledgers to avoid potential inconsistencies or attacks. If one or more malicious actors obtain control of greater than 20% of the validators on the XRP Ledger, those validators may cause the network to fail to reach a consensus and throw new transactions on the XRP Ledger into doubt. If a malicious actor took control of more than 80% of the validator nodes or the voting power on the most widely used UNLs, those validators would have the ability to manipulate the XRP Ledger, create and engage in invalid transactions, including by spending XRP that has already been spent, or by otherwise breaking the rules of the network. Additionally, the XRP network, including the code of smart contracts running on the XRP network, may contain flaws that can be, and have been, exploited by attackers (e.g., the exploit of The DAO’s smart contract in June 2016 that result in a permanent hard fork).
A significant portion of XRP is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of XRP and these holders may have the ability to manipulate the price of XRP. For example, of the 100 billion XRP generated by the XRP Ledger’s code, the founders of Ripple Labs Inc., a corporation incorporated and existing under the laws of Delaware (“Ripple Labs”) retained 20 billion XRP, and the remaining 80 billion XRP were originally allocated to Ripple Labs.
●Solana (SOL) Risk – In addition to the risks applicable to all crypto assets, Solana (SOL) is subject to unique and substantial risks related to its market and underlying network. The market for Solana (SOL), like all crypto assets, is subject to rapid price swings, changes and uncertainty. Solana (SOL) is subject to the risk of fraud, theft, manipulation or security failures. Additionally, if one or a coordinated group of validators were to gain control of a significant proportion of staked Solana (SOL), they could (depending on the proportion of control gained), impede, reverse or prevent confirmation of transactions, cause a fork in the blockchain, manipulate the blockchain or double spend Solana (SOL). A significant portion of Solana (SOL) is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of Solana (SOL) and these holders may have the ability to manipulate the price of Solana (SOL). The Solana network has reportedly suffered multiple network outages including those arising from bugs (e.g., bugs in the propagation mechanism in 2020 and 2022, bugs leading to duplicate blocks in 2022, and bugs in the client software in 2024), security

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vulnerabilities (e.g., vulnerability in the client software in 2024), and denial of service and bot attacks (e.g., bot spamming and flooding in 2022, and a DDOS attack in 2021). The development of the Solana network is ongoing and future disruptions, outages, bugs, or other problems could have a material adverse effect on the value and volatility of Solana (SOL) and an investment in the Fund. Similarly, the client software implementation and wallets used by users and validators to access the Solana network or Solana (SOL) could suffer future disruptions, bugs, or other problems that could have a material adverse effect on the value of Solana (SOL) and an investment in the Fund. Additionally, the Solana blockchain’s protocol, including the code of smart contracts running on the Solana blockchain, may contain flaws that can be, and have been, exploited by attackers (e.g., the exploit of The DAO’s smart contract in June 2016 that result in a permanent hard fork). Solana (SOL) has also experienced intentional forks, such as the ’Merge.’ The ’Merge’ refers to protocol changes altering the method by which transactions are validated.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. If the Fund’s ability to obtain exposure to the Index consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain exposure to the Index will cause the Fund’s performance to deviate from its investment objective. Any costs associated with using derivatives will reduce the Fund’s return.
●Crypto Asset Capacity Risk – If the Fund’s ability to obtain exposure to the Index is disrupted for any reason including, for example, limited counterparty availability, a disruption to the crypto asset market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to Index will cause the Fund’s performance to deviate from the performance of Index. Additionally, the ability of the Fund to obtain leveraged exposure to the Index using certain derivatives is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
With respect to swap agreements, if the underlying reference asset has a dramatic intraday move that causes a material decline in the Fund’s assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform

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other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Ether ETF (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of ether. The Fund currently seeks to achieve this objective primarily through investments in ether futures contracts. The Fund does not invest directly in ether.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
Other Expenses include 0.08% of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
2
ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive fees or reimburse the amount of any interest expense incurred in connection with investments in reverse repurchase agreements and any net fees charged by futures commission merchants through [September 30, 2027]. After such date, the expense limitation may be terminated or revised by ProShare Advisors.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund seeks to achieve its investment objective primarily through managed exposure to ether futures contracts. In this manner, the Fund seeks to provide investment results that correspond to the performance of ether. The Fund’s managed exposure to bitcoin futures contracts may generate ordinary income when ether appreciates in value. The Fund is required to distribute all such income by the end of each calendar year. The Fund intends to distribute such income, if any, monthly.
The Fund does not invest directly in ether. Investors seeking a direct investment in ether should consider an investment other than the Fund.
Ether is a digital asset. The ownership and operation of ether is determined by participants in an online, peer-to-peer network sometimes referred to as the “Ethereum Network.” The Ethereum Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Ethereum Network. This is commonly referred to as the Ethereum Protocol.
The value of ether is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of ether. Ownership and transaction records for ether are protected through public-key cryptography. The supply of ether is determined by the Ethereum Protocol. No single entity owns or operates the Ethereum Network. The Ethereum Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Ethereum Protocol and the software that enforces the Protocol and (3) users who choose which version of the Ethereum software to run. From time to time, the developers suggest changes to the Ethereum software. If a sufficient number of users and validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the Ethereum software, may be created. This is often referred to as a “fork.” The price of the ether futures contracts in which the Fund invests may reflect the impact of these forks.

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Under normal circumstances, the Fund will invest at least 80% of its total assets in instruments that provide exposure to ether and/or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [ether futures contracts]) in order to gain exposure to ether. These derivatives principally include:
○Ether Futures Contracts – Standardized, cash-settled ether futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month ether futures. The Fund may also invest in back-month ether futures contracts. Front-month ether futures contracts are those contracts with the shortest time to maturity. Back-month ether futures contracts are those with longer times to maturity.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
In order to maintain its exposure to futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the
Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.
The Fund expects to gain leveraged exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund seeks to provide investment results that correspond to the performance of ether by primarily investing in ether futures contracts. The Fund does not invest directly in or hold ether. Investors seeking a direct investment in ether should consider an investment other than the Fund. While the performance of ether futures contracts, in general, has historically been highly correlated to the performance of “spot” ether, there can be no guarantee that this will continue. “Spot” ether refers to ether that can be purchased immediately. The performance of the Fund should not be expected to match the performance of spot ether.
●Ether Market Volatility Risk – The prices of ether and ether futures have historically been highly volatile. The value of the Fund’s investments in ether futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of ether and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including ether over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for ether. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout ether’s history, including in 2017-2018 and 2021-2022. Since then ether prices have continued to exhibit extreme volatility. Such volatility may persist.

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●Liquidity Risk — The market for the ether futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of ether futures, which could decrease the correlation between the performance of ether futures and spot ether.
●Ether Futures Risk – The market for ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the ether futures market has grown substantially since ether futures commenced trading, there can be no assurance that this growth will continue. The price for ether futures contracts is based on a number of factors, including the supply of and the demand for ether futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for ether futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to ether futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like ether futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of ether futures contracts, in general, has historically been highly correlated to the performance of ether. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of ether futures contracts and decrease the correlation between the performance of ether futures contracts and ether, over short or even long-term periods. In the event that there are persistent disconnects between ether and ether futures, the Fund may not be able to obtain the desired leveraged exposure and may not be able to achieve its investment objective.
In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of ether. To the extent the Fund is invested in back-month ether future contracts, the performance of the Fund should be expected to deviate more significantly from the performance of ether. Moreover, price differences between ether and ether futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in ether, including larger losses or smaller gains.
●Ether Futures Capacity Risk – If the Fund’s ability to obtain leveraged exposure to ether futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the ether futures market, a disruption to the ether futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to ether futures contracts will cause the Fund’s performance to deviate from its investment objective. Additionally, the ability of the Fund to obtain leveraged exposure to ether futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Cost of Futures Investment Risk – As discussed above, when a ether futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a ether futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling ether futures is typically substantially higher than the price difference associated with rolling other futures contracts. Ether futures have historically experienced extended periods of contango. Contango in the ether futures market may have a significant adverse impact on the performance of the Fund and may cause ether futures and the Fund to underperform spot ether. Both contango and backwardation would reduce the Fund’s correlation to spot ether and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts.
●Ether Risk – The Fund’s investments in ether futures contracts exposes the Fund to the risks associated with an

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investment in ether because the price of ether futures is substantially based on the price of ether. Ether is a relatively new innovation and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for ether may be the result of speculation. Consequently, the value of ether has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of ether may artificially inflate or deflate the price of ether and increase volatility. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of ether and these holders may have the ability to manipulate the price of ether.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.
Legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. For example, if ether were determined to be or were expected to be determined to be a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in ether, trading in ether futures may become significantly more volatile and/or completely halted, and the value of an investment in the Fund could decline significantly and without warning, including to zero.
In addition, digital asset trading venues and other participants may have significant exposure to other digital assets. Instability in the price, availability, or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Ethereum Network. As a result, events that are not necessarily related to the security or utility of ether can nonetheless cause a significant decline in the price of ether (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022). Additionally, the Ethereum blockchain’s protocol, including the code of smart contracts running on the Ethereum blockchain, may contain flaws that can be, and have been, exploited by attackers (e.g., the exploit of The DAO’s smart contract in June 2016 that resulted in a permanent hard fork).
The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether, ether futures, and the Fund.
Finally, the creation of a “fork” or a substantial giveaway of ether (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of ether, ether futures, and the Fund. A fork may be intentional, such as the ’Merge.’ The ’Merge’ refers to protocol changes altering the method by which transactions are validated.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.

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●Concentration Risk — The Fund has significant exposure to ether. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Active Management Risk — The Fund is actively managed and its performance reflects the investment decisions that ProShare Advisors makes for the Fund. ProShare Advisors’ judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform or have negative returns as compared to other funds with a similar investment objective and/or strategies.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the ether futures held by the Fund and ether may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining leveraged exposure to ether futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows the Fund’s investment results during its first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	10/1/2023
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
Bloomberg Ethereum Index[1]	[ ]%	[ ]%	—
S&P 500® Index[2]	[ ]%	[ ]%	—

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1
Reflects no deduction for fees, expenses or taxes. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
2
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Short Bitcoin ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Bloomberg Bitcoin Index (the “Index”).
In this manner, the Fund seeks daily returns that correspond to the inverse -1x of the price of bitcoin. The Fund does not directly short bitcoin.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
Other Expenses include [0.06%] of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
2
“Other Expenses” are estimated and include [0.06%] of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to the inverse -1x of the price of bitcoin. The Fund does not directly short bitcoin.
Bitcoin is a digital asset. The ownership and operation of bitcoin is determined by participants in an online, peer-to-peer network sometimes referred to as the “Bitcoin Network”. The Bitcoin Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin Network. This is commonly referred to as the Bitcoin Protocol. Bitcoin may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. As of the date of this Prospectus, the adoption of bitcoin for these purposes has been limited and bitcoin presently is not widely accepted as a means of payment.

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The value of bitcoin is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of bitcoin. Ownership and transaction records for bitcoin are protected through public-key cryptography. The supply of bitcoin is determined by the Bitcoin Protocol. No single entity owns or operates the Bitcoin Network. The Bitcoin Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin Protocol and the software that enforces the protocol and (3) users who choose which version of the bitcoin software to run. From time to time, the developers suggest changes to the bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created. This is often referred to as a “fork.” The value of the Fund may reflect the impact of these forks.
The Index is designed to measure the performance of a single bitcoin traded in USD and seeks to provide a proxy for the bitcoin market. The Index price is a composite of U.S. dollar-bitcoin trading activities reported by certain digital asset trading platforms that are evaluated based on a variety of different criteria, including the trading platforms’ oversight and governance controls, liquidity, capital controls, data transparency and data integrity. The digital asset trading platforms included in the Index are reevaluated quarterly. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “BITCOIN”.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [bitcoin futures contracts and swap agreements on U.S. exchange-traded products]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Bitcoin Futures Contracts – Standardized, cash-settled bitcoin futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month bitcoin futures. In order to obtain inverse or “short” exposure, the Fund intends to enter into cash-settled bitcoin futures contracts as the “seller.” In simplest terms, in a cash-settled futures market the seller pays the counterparty if the price of a futures contract goes up and receives cash from the counterparty if the price of the futures contract goes down.
○Swap Agreements – The Fund typically enters into swap agreements that provide exposure to bitcoin. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark, such as exchange-traded funds or indexes. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit

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redemptions). As a result, the Fund’s exposure will need to be increased.
In order to maintain its inverse exposure to the Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling short futures contracts that are in backwardation, the Fund will close its short position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. The presence of backwardation would be expected to adversely affect the performance of the Fund.
Conversely, futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling short futures contracts that are in contango, the Fund will close its short position by buying the expiring contract at a relatively lower price and selling a longer-dated contract at a relatively higher price. The presence of contango may positively affect the performance of the Fund.
The Fund expects to gain inverse exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund obtains short exposure to bitcoin in a manner designed to provide inverse exposure to the single day returns of the Index. The Fund does not directly short bitcoin. Investors seeking to short bitcoin directly should consider an investment other than the Fund. While the performance of bitcoin futures contracts, in general, has historically been highly correlated to the performance of “spot” bitcoin, there can be no guarantee that this will continue. “Spot” bitcoin refers to bitcoin that can be purchased immediately.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -20% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.

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Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-80%	80%	395.0%	369.7%	289.4%	184.9%	83.9%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
80%	-80%	-45.0%	-47.8%	-56.7%	-68.3%	-79.6%
100%	-100%	-50.5%	-53.0%	-61.1%	-71.5%	-81.6%
120%	-120%	-55.0%	-57.3%	-64.6%	-74.1%	-83.3%
140%	-140%	-58.7%	-60.9%	-67.5%	-76.3%	-84.7%
160%	-160%	-61.9%	-63.9%	-70.0%	-78.1%	-85.9%
180%	-180%	-64.6%	-66.4%	-72.2%	-79.7%	-86.9%

Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, the terms of the agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Bitcoin Market Volatility Risk – The prices of bitcoin and bitcoin futures have historically been highly volatile. The value of the Fund’s inverse exposure to bitcoin futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of bitcoin and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including bitcoin over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for bitcoin. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout bitcoin’s history, including in 2011, 2013-2014, and 2017-2018, before repeating again in 2021-2022. Since then, bitcoin prices have continued to exhibit extreme volatility. Such volatility may persist.
●Liquidity Risk — The market for the bitcoin futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which

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could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of bitcoin futures, which could decrease the correlation between the performance of bitcoin futures and spot bitcoin.
●Bitcoin Futures Risk – The market for bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. The price for bitcoin futures contracts is based on a number of factors, including the supply of and the demand for bitcoin futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for bitcoin futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to bitcoin futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like bitcoin futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of bitcoin futures contracts, in general, has historically been highly correlated to the performance of bitcoin. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of bitcoin futures contracts and decrease the correlation between the performance of bitcoin futures contracts and bitcoin, over short or even long-term periods. In the event that there are persistent disconnects between bitcoin and bitcoin futures, the Fund may not be able to obtain the desired inverse exposure and may not be able to achieve its investment objective.
Moreover, price differences between bitcoin and bitcoin futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in bitcoin, including larger losses or smaller gains.
●Cost of Futures Investment Risk – As discussed above, when a bitcoin futures contract is nearing expiration, the Fund will “roll” the futures contract. This means it will generally exit its position in such contract and enter into a new position in a bitcoin futures contract with a later expiration date. When rolling short futures contracts that are in backwardation, the Fund will close its short position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. Backwardation in the bitcoin futures market may have a significant adverse impact on the performance of the Fund. Both contango and backwardation may cause bitcoin futures to perform differently than spot bitcoin and may limit or prevent the Fund from achieving its investment objective.
●Bitcoin Futures Capacity Risk – If the Fund’s ability to obtain inverse exposure to bitcoin futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain inverse exposure to bitcoin futures contracts will cause the Fund’s performance to deviate from its investment objective. Additionally, the ability of the Fund to obtain inverse exposure to bitcoin futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Bitcoin Risk – Bitcoin is a relatively new innovation and is subject to unique and substantial risks. The market for bitcoin is subject to rapid price swings, changes and uncertainty.
The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price and liquidity of bitcoin. The widespread adoption of a competing digital asset or blockchain may result in a reduction in demand for bitcoin. A significant portion of the demand for bitcoin may be the result of speculation. Such speculation regarding the potential future appreciation in the price of bitcoin may artificially inflate or deflate the price of bitcoin and increase volatility. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact digital asset trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they

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would have the ability to execute extensive attacks, manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of bitcoin.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated, may be operating out of compliance with regulation, and are highly fragmented. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin Network or restrict the use of bitcoin. In addition, digital asset trading venues, bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin Network.
As a result, events that are not necessarily related to the security or utility of bitcoin can nonetheless cause significant volatility in the price of bitcoin (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022). Alternatively, legal or regulatory changes may increase the acceptance and adoption of bitcoin. The realization of any of these risks could result in increased volatility and in some instances could result in a sharp increase in the value of bitcoin.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Concentration Risk — The Fund has significant exposure to bitcoin. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the bitcoin futures held by the Fund and bitcoin may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.

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●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining inverse exposure to bitcoin futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	6/19/2022
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
Bloomberg Bitcoin Index[1]	[ ]%	[ ]%	—
S&P 500® Index[2]	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
2
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are

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not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Short Ether ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Bloomberg Ethereum Index (the “Index”).
In this manner, the Fund seeks daily returns that correspond to the inverse -1x of the price of ether. The Fund does not directly short ether.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
Other Expenses include 0.064% of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
2
ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive fees or reimburse the amount of any interest expense incurred in connection with investments in reverse repurchase agreements and any net fees charged by futures commission merchants through [September 30, 2027]. After such date, the expense limitation may be terminated or revised by ProShare Advisors. For the fiscal year ended May 31, 2026, the amount of the waiver was 0.064%.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to the inverse -1x of the price of ether. The Fund does not directly short ether.
Ether is a digital asset. The ownership and operation of ether is determined by participants in an online, peer-to-peer network sometimes referred to as the “Ethereum Network.” The Ethereum Network connects computers that run publicly accessible, or “open source,” software that follows the rules

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and procedures governing the Ethereum Network. This is commonly referred to as the Ethereum Protocol.
The value of ether is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of ether. Ownership and transaction records for ether are protected through public-key cryptography. The supply of ether is determined by the Ethereum Protocol. No single entity owns or operates the Ethereum Network. The Ethereum Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Ethereum Protocol and the software that enforces the Protocol and (3) users who choose which version of the Ethereum software to run. From time to time, the developers suggest changes to the Ethereum software. If a sufficient number of users and validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the Ethereum software, may be created. This is often referred to as a “fork.” The price of the ether futures contracts in which the Fund invests may reflect the impact of these forks.
The Index is designed to measure the performance of a single ether traded in USD and seeks to provide a proxy for the ether market. The Index price is a composite of U.S. dollar-ether trading activity reported by certain digital asset trading platforms that are evaluated based on a variety of different criteria, including the trading platforms’ oversight and governance controls, liquidity, capital controls, data transparency and data integrity. The digital asset trading platforms included in the Index are reevaluated quarterly. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “ETHEREUM”.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [ether futures contracts]) in order to gain inverse exposure to the Index. These derivatives principally include:
○Ether Futures Contracts – Standardized, cash-settled ether futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month ether futures. In order to obtain inverse or “short” exposure, the Fund intends to enter into cash-settled ether futures contracts as the “seller.” In simplest terms, in a cash-settled futures market the seller pays the counterparty if the price of a futures contract goes up and receives cash from the counterparty if the price of the futures contract goes down. The Fund may also invest in back-month ether futures contracts. Front-month ether futures contracts are those contracts with the shortest time to maturity. Back-month ether futures contracts are those with longer times to maturity.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
In order to maintain its inverse exposure to the Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later

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expiration date. Futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling short futures contracts that are in backwardation, the Fund will close its short position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. The presence of backwardation would be expected to adversely affect the performance of the Fund.
Conversely, futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling short futures contracts that are in contango, the Fund will close its short position by buying the expiring contract at a relatively lower price and selling a longer-dated contract at a relatively higher price. The presence of contango may positively affect the performance of the Fund.
The Fund expects to gain inverse exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund obtains short exposure to ether in a manner designed to provide inverse exposure to the single day returns of the Index. The Fund does not directly short ether. Investors seeking to short ether directly should consider an investment other than the Fund. While the performance of ether futures contracts, in general, has historically been highly correlated to the performance of “spot” ether, there can be no guarantee that this will continue. “Spot” ether refers to ether that can be purchased immediately.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -20% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -35.1%.

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Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-80%	80%	395.0%	369.7%	289.4%	184.9%	83.9%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
80%	-80%	-45.0%	-47.8%	-56.7%	-68.3%	-79.6%
100%	-100%	-50.5%	-53.0%	-61.1%	-71.5%	-81.6%
120%	-120%	-55.0%	-57.3%	-64.6%	-74.1%	-83.3%
140%	-140%	-58.7%	-60.9%	-67.5%	-76.3%	-84.7%
160%	-160%	-61.9%	-63.9%	-70.0%	-78.1%	-85.9%
180%	-180%	-64.6%	-66.4%	-72.2%	-79.7%	-86.9%

Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Ether Market Volatility Risk – The prices of ether and ether futures have historically been highly volatile. The value of the Fund’s inverse exposure to ether futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of ether and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including ether over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for ether. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout ether’s history, including in 2017-2018 and 2021-2022. Since then ether prices have continued to exhibit extreme volatility. Such volatility may persist.
●Liquidity Risk — The market for the ether futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of ether futures, which could decrease the correlation between the performance of ether futures and spot ether.
●Ether Futures Risk – The market for ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the ether futures market has grown substantially since ether futures commenced trading, there can be no assurance that this growth will continue. The price for ether futures contracts is based on a number of factors, including the supply of and the demand for ether futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission

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merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for ether futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to ether futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like ether futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of ether futures contracts, in general, has historically been highly correlated to the performance of ether. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of ether futures contracts and decrease the correlation between the performance of ether futures contracts and ether, over short or even long-term periods. In the event that there are persistent disconnects between ether and ether futures, the Fund may not be able to obtain the desired inverse exposure and may not be able to achieve its investment objective.
In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of ether. To the extent the Fund is invested in back-month ether future contracts, the performance of the Fund should be expected to deviate more significantly from the performance of ether. Moreover, price differences between ether and ether futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in ether, including larger losses or smaller gains.
●Cost of Futures Investment Risk – As discussed above, when a ether futures contract is nearing expiration, the Fund will “roll” the futures contract. This means it will generally exit its position in such contract and enter into a new position in a ether futures contract with a later expiration date. When rolling short futures contracts that are in backwardation, the Fund will close its short position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. Backwardation in the ether futures market may have a significant adverse impact on the performance of the Fund. Both con tango and backwardation may cause ether futures to perform differently than spot ether and may limit or prevent the Fund from achieving its investment objective.
●Ether Futures Capacity Risk – If the Fund’s ability to obtain inverse exposure to ether futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the ether futures market, a disruption to the ether futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain inverse exposure to ether futures contracts will cause the Fund’s performance to deviate from its investment objective. Additionally, the ability of the Fund to obtain inverse exposure to ether futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Ether Risk – The Fund’s investments in ether futures contracts exposes the Fund to the risks associated with an investment in ether because the price of ether futures is substantially based on the price of ether. Ether is a relatively new innovation and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for ether may be the result of speculation. Consequently, the value of ether has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of ether may artificially inflate or deflate the price of ether and increase volatility. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”.

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Transactions by these holders may influence the price of ether and these holders may have the ability to manipulate the price of ether.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.
Legal or regulatory changes may increase the acceptance and adoption of ether. In addition, digital asset trading venues and other participants may have significant exposure to other digital assets. Instability in the price, availability, or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Ethereum Network. As a result, events that are not necessarily related to the security or utility of ether can nonetheless cause a significant increase in the volatility of ether (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022). The realization of any of these risks could result in increased volatility and in some instances could result in a sharp increase in the value of ether and ether futures.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the perfor mance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Concentration Risk — The Fund has significant exposure to ether. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the ether futures held by the Fund and ether may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may

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engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining inverse exposure to ether futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows the Fund’s investment results during its first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	11/1/2023
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
Bloomberg Ethereum Index[1]	[ ]%	[ ]%	—
S&P 500® Index1,[2]	[ ]%	[ ]%	—
1
Reflects no deduction for fees, expenses or taxes. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
2
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market

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(the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Solana ETF (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of Solana (SOL). The Fund currently seeks to achieve this objective primarily through investments in Solana (SOL) futures contracts. The Fund does not invest directly in Solana (SOL).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
“Other Expenses” are estimated and include [ ] of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should provide investment results that correspond to the performance of Solana (SOL). The Fund does not invest directly in Solana (SOL).
SOL, commonly referred to as Solana, is a digital asset. The ownership and operation of Solana (SOL) is determined by participants in an online, peer-to-peer network sometimes referred to as the “Solana network.” The Solana network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Solana network. This is commonly referred to as the Solana protocol. The Solana protocol was introduced in 2017 and uses the Proof-of-History (“PoH”) timestamping mechanism. PoH is a timestamping mechanism that automatically orders on-chain transactions by creating a historical record that proves an event has occurred at a specific moment in time.
The value of Solana (SOL) is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of Solana (SOL). Ownership and transaction records for Solana (SOL) are protected through public-key cryptography. The supply of Solana (SOL) is determined by the Solana protocol. No single entity owns or operates the Solana network. The Solana network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Solana protocol and the software that enforces the protocol and (3) users who choose which version of the Solana software to run. From time to time, the developers suggest changes to the Solana software. If a validator elects not to adopt the changes, or implements changes independently, a new digital asset operating on a modified version of the Solana software, may be created. This is often referred to as a “fork.” The price of the Solana (SOL) instruments in which the Fund invests may reflect the impact of these forks.
Under normal circumstances, the Fund will invest at least 80% of its total assets in instruments that provide exposure to Solana (SOL) and/or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [Solana (SOL) futures contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Solana (SOL) Futures Contracts – Standardized, cash-settled Solana (SOL) futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month Solana (SOL) futures. The Fund

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may also invest in back-month Solana (SOL) futures contracts. Front-month Solana (SOL) futures contracts are those contracts with the shortest time to maturity. Back-month Solana (SOL) futures contracts are those with longer times to maturity.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
In order to maintain its exposure to futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.
The Fund expects to gain leveraged exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund seeks to provide investment results that correspond to the performance of Solana (SOL) by primarily investing in Solana (SOL) futures contracts. The Fund does not invest directly in or hold Solana (SOL). Investors seeking a direct investment in Solana (SOL) should consider an investment other than the Fund.
●Solana (SOL) Market Volatility Risk – The price of Solana (SOL) has historically been highly volatile. The value of the Fund’s investments in Solana (SOL) futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of Solana (SOL) and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there have been steep increases in the value of certain digital assets and multiple market observers have asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns. These episodes of rapid price appreciations followed by steep drawdowns have occurred multiple times resulting in extreme volatility. Such volatility may persist.
●Liquidity Risk — The market for the Solana (SOL) futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of Solana (SOL) futures, which could decrease the correlation between the performance of Solana (SOL) futures and spot Solana (SOL).
●Solana (SOL) Futures Risk – The market for Solana (SOL) futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the Solana (SOL) futures market has grown substantially since Solana (SOL) futures commenced trading, there can be no assurance that this growth will continue. The price for Solana (SOL) futures contracts is based on a number of factors, including the supply of and the demand for

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Solana (SOL) futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for Solana (SOL) futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to Solana (SOL) futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Solana (SOL) futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of Solana (SOL) futures contracts, in general, has historically been highly correlated to the performance of Solana (SOL). However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of Solana (SOL) futures contracts and decrease the correlation between the performance of Solana (SOL) futures contracts and Solana (SOL), over short or even long-term periods. In the event that there are persistent disconnects between Solana (SOL) and Solana (SOL) futures, the Fund may not be able to obtain the desired leveraged exposure and may not be able to achieve its investment objective.
In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of Solana (SOL). To the extent the Fund is invested in back-month Solana (SOL) future contracts, the performance of the Fund should be expected to deviate more significantly from the performance of Solana (SOL). Moreover, price differences between Solana (SOL) and Solana (SOL) futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in Solana (SOL), including larger losses or smaller gains.
●Solana (SOL) Futures Capacity Risk – If the Fund’s ability to obtain leveraged exposure to Solana (SOL) futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the Solana (SOL) futures market, a disruption to the Solana (SOL) futures market, or as a result of margin requirements, position limits, accountability levels, or other limi tations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to Solana (SOL) futures contracts will cause the Fund’s performance to deviate from its investment objective. Additionally, the ability of the Fund to obtain leveraged exposure to Solana (SOL) futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Cost of Futures Investment Risk – As discussed above, when a Solana (SOL) futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a Solana (SOL) futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Solana (SOL) futures is typically substantially higher than the price difference associated with rolling other futures contracts. Solana (SOL) futures have historically experienced extended periods of contango. Contango in the Solana (SOL) futures market may have a significant adverse impact on the performance of the Fund and may cause Solana (SOL) futures and the Fund to underperform spot Solana (SOL). Both contango and backwardation would reduce the Fund’s correlation to spot Solana (SOL) and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts.
●Solana (SOL) Risk – The Fund’s anticipated investments in Solana (SOL) futures contracts expose the Fund to the risks associated with an investment in Solana (SOL) because the anticipated price of Solana (SOL) futures is expected to be substantially based on the price of Solana (SOL). However, Solana (SOL) futures contracts have been trading for a relatively short period of time and the degree of correlation between the Solana (SOL) spot and the Solana (SOL) futures market is yet to be established with a high degree of certainty. It is possible that the anticipated price of Solana (SOL) futures may show a significant degree of correlation with the spot price of Solana (SOL).
Solana (SOL) is a relatively new innovation and is subject to unique and substantial risks. The markets for Solana (SOL) may be less liquid and more volatile than other markets for more established products. It may be difficult to execute a

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Solana (SOL) trade at a specific price when there is a relatively small volume of buy and sell orders in the Solana (SOL) market. A market disruption can also make it more difficult to liquidate a position or find a suitable counterparty at a reasonable cost.
The market for Solana (SOL) is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for Solana (SOL) may be the result of speculation. Consequently, the value of Solana (SOL) has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of Solana (SOL) may artificially inflate or deflate the price of Solana (SOL) and increase volatility. The further development of the Solana network and the acceptance and use of Solana (SOL) are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Solana network or the acceptance of Solana (SOL) may adversely affect the price and liquidity of Solana (SOL). Solana (SOL) is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact Solana (SOL) trading venues.
Additionally, if one or a coordinated group of validators were to gain control of a significant proportion of staked Solana (SOL), they could (depending on the proportion of control gained), impede, reverse or prevent confirmation of transactions, cause a fork in the blockchain, manipulate the blockchain or double spend Solana (SOL).
A significant portion of Solana (SOL) is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of Solana (SOL) and these holders may have the ability to manipulate the price of Solana (SOL).
The Solana network has reportedly suffered multiple network outages including those arising from bugs (e.g., bugs in the propagation mechanism in 2020 and 2022, bugs leading to duplicate blocks in 2022, and bugs in the client software in 2024), security vulnerabilities (e.g., vulnerability in the client software in 2024), and denial of service and bot attacks (e.g., bot spamming and flooding in 2022, and a DDOS attack in 2021). The development of the Solana network is ongoing and future disruptions, outages, bugs, or other problems could have a material adverse effect on the value and volatility of Solana (SOL), Solana (SOL) futures and an investment in the Fund. Similarly, the client software implementation and wallets used by users and validators to access the Solana network or Solana (SOL) could suffer future disruptions, bugs, or other problems that could have a material adverse effect on the value of Solana (SOL), Solana (SOL) futures and an investment in the Fund
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, Solana (SOL) and
Solana (SOL) trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote Solana (SOL) in a way that artificially increases the price of Solana (SOL)). Investors may be more exposed to the risk of theft, fraud and market manipulation, operational failures than when investing in more traditional asset classes. Over the past several years, a number of Solana (SOL) trading venues have been closed due to fraud, failure or security breaches. Investors in Solana (SOL) may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.
Legal or regulatory changes may negatively impact the operation of the Solana network or restrict the use of Solana (SOL). For example, if Solana (SOL) were determined or were expected to be determined to be offered and sold as a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in Solana (SOL), trading in Solana (SOL) futures may become significantly more volatile and/or completely halted, and the value of an investment in the Fund could decline significantly and without warning, including to zero.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Derivatives Risk — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject

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to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Active Management Risk — The Fund is actively managed and its performance reflects the investment decisions that ProShare Advisors makes for the Fund. ProShare Advisors’ judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform or have negative returns as compared to other funds with a similar investment objective and/or strategies.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining leveraged exposure to Solana (SOL) futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Ultra Bitcoin ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Bloomberg Bitcoin Index (the “Index”).
In this manner, the Fund seeks daily returns that correspond to two times 2x the price of bitcoin. The Fund does not invest directly in bitcoin.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
Other Expenses include 0.03% of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times 2x the price of bitcoin. The Fund does not invest directly in bitcoin.
Bitcoin is a digital asset. The ownership and operation of bitcoin is determined by participants in an online, peer-to-peer network sometimes referred to as the “Bitcoin Network”. The Bitcoin Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin Network. This is commonly referred to as the Bitcoin Protocol. Bitcoin may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. As of the date of this

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Prospectus, the adoption of bitcoin for these purposes has been limited and bitcoin presently is not widely accepted as a means of payment.
The value of bitcoin is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of bitcoin. Ownership and transaction records for bitcoin are protected through public-key cryptography. The supply of bitcoin is determined by the Bitcoin Protocol. No single entity owns or operates the Bitcoin Network. The Bitcoin Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin Protocol and the software that enforces the protocol and (3) users who choose which version of the bitcoin software to run. From time to time, the developers suggest changes to the bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created. This is often referred to as a “fork.” The value of the Fund may reflect the impact of these forks.
The Index is designed to measure the performance of a single bitcoin traded in USD and seeks to provide a proxy for the bitcoin market. The Index price is a composite of U.S. dollar-bitcoin trading activities reported by certain digital asset trading platforms that are evaluated based on a variety of different criteria, including the trading platforms’ oversight and governance controls, liquidity, capital controls, data transparency and data integrity. The digital asset trading platforms included in the Index are reevaluated quarterly. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “BITCOIN”.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements on U.S. exchange-traded products and bitcoin futures contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements – The Fund typically enters into swap agreements that provide exposure to bitcoin. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark, such as exchange-traded funds or indexes. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. As of the date of this Prospectus, it is expected that the Fund will gain swap exposure to bitcoin by entering into one or more swap agreements that use a single U.S.-traded ETF that holds spot bitcoin (each a “Spot Bitcoin ETF”) as a reference asset. The Fund may have exposure to bitcoin through swap transactions that provide exposure to only a single Spot Bitcoin ETF or may enter into transactions that when combined provide the Fund with exposure to multiple Spot Bitcoin ETFs. The Fund may have exposure to a single Spot ETF for extended periods of time. A Spot Bitcoin ETF used as a reference asset for one or more of the Fund’s swap transactions may change at any time based on a variety of factors, including counterparty terms; market conditions; and the fees, performance, and liquidity of those Spot Bitcoin ETFs.
○Bitcoin Futures Contracts – In certain circumstances, for example, if the Fund is unable to obtain the desired exposure to bitcoin using swap agreements, the Fund may obtain exposure to bitcoin through standardized, cash-settled bitcoin futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month bitcoin futures. Front-month bitcoin futures contracts are those contracts with the shortest time to maturity.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Reverse Repurchase Agreements – When the Fund invests in bitcoin futures contracts, the Fund may engage in reverse repurchase agreements, a form of borrowing or leverage, and use the proceeds to help achieve the Fund’s investment objective.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund

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should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
In order to maintain its exposure to futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.
The Fund expects to gain leveraged exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund obtains leveraged exposure to bitcoin in a manner designed to provide leveraged exposure to the single day returns of the Index. The Fund does not directly buy bitcoin. Investors seeking exposure to bitcoin directly should consider an investment other than the Fund. While the performance of bitcoin futures contracts, in general, has historically been highly correlated to the performance of “spot” bitcoin, there can be no guarantee that this will continue. “Spot” bitcoin refers to bitcoin that can be purchased immediately.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year

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period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF, including a Spot Bitcoin ETF, as the reference asset, the Fund will be subject to the risks of that ETF, including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. In particular, the index a Spot Bitcoin ETF uses to value its investments may be different from the Fund’s Index. Information about Spot Bitcoin ETFs provided to or filed with the SEC by a Spot Bitcoin ETF can be located by reference to the Spot Bitcoin ETF’s SEC file number through the SEC’s website at www.sec.gov. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
Counterparties may impose margin requirements, exposure limits, and collateral requirements that may limit the Fund’s ability to achieve its desired leveraged exposure to bitcoin. In addition, the Fund has a limited number of counterparties, which may limit the ability of the Fund to obtain leveraged exposure to bitcoin. Moreover, the Fund generally structures its agreements so that the Fund or the counterparty can terminate the contract at any time without penalty. This means there is a risk that the Fund’s counterparties may terminate the Fund’s swap agreements and no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund that provide sufficient leveraged exposure to bitcoin. As an example, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its Daily Target. If the Fund cannot obtain sufficient leveraged exposure to bitcoin, the Fund will not meet its Daily Target.
●Bitcoin Market Volatility Risk – The prices of bitcoin have historically been highly volatile. The value of the Fund’s leveraged exposure to bitcoin – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.

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Trading prices of bitcoin and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including bitcoin over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for bitcoin. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout bitcoin’s history, including in 2011, 2013-2014, and 2017-2018, before repeating again in 2021-2022. Since then, bitcoin prices have continued to exhibit extreme volatility. Such volatility may persist.
●Liquidity Risk — The market for the bitcoin futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of bitcoin futures, which could decrease the correlation between the performance of bitcoin futures and spot bitcoin.
●Bitcoin Futures Risk – The market for bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. The price for bitcoin futures contracts is based on a number of factors, including the supply of and the demand for bitcoin futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for bitcoin futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to bitcoin futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like bitcoin futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of bitcoin futures contracts, in general, has historically been highly correlated to the performance of bitcoin. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of bitcoin futures contracts and decrease the correlation between the performance of bitcoin futures contracts and bitcoin, over short or even long-term periods. In the event that there are persistent disconnects between bitcoin and bitcoin futures, the Fund may not be able to obtain the desired leveraged exposure and may not be able to achieve its investment objective.
Moreover, price differences between bitcoin and bitcoin futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in bitcoin, including larger losses or smaller gains.
●Cost of Futures Investment Risk – As discussed above, when a bitcoin futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a bitcoin futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling bitcoin futures is typically substantially higher than the price difference associated with rolling other futures contracts. Bitcoin futures have historically experienced extended periods of contango. Contango in the bitcoin futures market may have a significant adverse impact on the performance of the Fund and may cause bitcoin futures and the Fund to underperform spot bitcoin. Both contango and backwardation would reduce the Fund’s correlation to spot bitcoin and may limit or prevent the Fund from achieving its investment objective.
●Bitcoin Futures Capacity Risk – If the Fund’s ability to obtain leveraged exposure to bitcoin futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of

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the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to bitcoin futures contracts will cause the Fund’s performance to deviate from its investment objective. Additionally, the ability of the Fund to obtain leveraged exposure to bitcoin futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Bitcoin Risk – Bitcoin is a relatively new innovation and is subject to unique and substantial risks. The market for bitcoin is subject to rapid price swings, changes and uncertainty.
The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price and liquidity of bitcoin. The widespread adoption of a competing digital asset or blockchain may result in a reduction in demand for bitcoin. A significant portion of the demand for bitcoin may be the result of speculation. Such speculation regarding the potential future appreciation in the price of bitcoin may artificially inflate or deflate the price of bitcoin and increase volatility. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact digital asset trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to execute extensive attacks, manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of bitcoin.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated, may be operating out of compliance with regulation, and are highly fragmented. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin Network or restrict the use of bitcoin. In addition, digital asset trading venues, bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regu latory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin Network.
As a result, events that are not necessarily related to the security or utility of bitcoin can nonetheless cause a significant decline in the price of bitcoin (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022).
The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin and the Fund. Finally, the creation of a “fork” (as described above) or a substantial giveaway of bitcoin (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of bitcoin and the Fund.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Concentration Risk — The Fund has a significant exposure to bitcoin. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. The Fund may have significant exposure to a single Spot Bitcoin ETF that serves as the reference asset on a swap entered into by the Fund. As a result the

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Fund will be more susceptible to an adverse market, economic or regulatory event affecting such Spot Bitcoin ETF.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, bitcoin may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining leveraged exposure to bitcoin futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows the Fund’s investment results during its first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	4/1/2024
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
Bloomberg Bitcoin Index	[ ]%	[ ]%	—
Bloomberg Galaxy Bitcoin Index	[ ]%	[ ]%	—
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are

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not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Ultra Ether ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Bloomberg Ethereum Index (the “Index”).
In this manner, the Fund seeks daily returns that correspond to two times 2x the price of ether. The Fund does not invest directly in ether.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
The Fund’s ability to obtain leveraged exposure is limited at each tax quarter-end (e.g., October 31, 2026, January 31, 2027, April 30, 2027 and July 31, 2027). As a result, the Fund may or may not meet its investment objective on those days. The level of leveraged exposure the Fund seeks to have on these dates may be significantly lower than its Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver/Reimbursement[2]	[ ]%
1
Other Expenses include 0.07% of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.94% through [September 30, 2027]. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of

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its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times 2x the price of ether. The Fund does not invest directly in ether.
Ether is a digital asset. The ownership and operation of ether is determined by participants in an online, peer-to-peer network sometimes referred to as the “Ethereum Network.” The Ethereum Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Ethereum Network. This is commonly referred to as the Ethereum Protocol.
The value of ether is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of ether. Ownership and transaction records for ether are protected through public-key cryptography. The supply of ether is determined by the Ethereum Protocol. No single entity owns or operates the Ethereum Network. The Ethereum Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Ethereum Protocol and the software that enforces the Protocol and (3) users who choose which version of the Ethereum software to run. From time to time, the developers suggest changes to the Ethereum software. If a sufficient number of users and validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the Ethereum software, may be created. This is often referred to as a “fork.” The price of the ether futures contracts in which the Fund invests may reflect the impact of these forks.
The Index is designed to measure the performance of a single ether traded in USD and seeks to provide a proxy for the ether market. The Index price is a composite of U.S. dollar-ether trading activity reported by certain digital asset trading platforms that are evaluated based on a variety of different criteria, including the trading platforms’ oversight and governance controls, liquidity, capital controls, data transparency and data integrity. The digital asset trading platforms included in the Index are reevaluated quarterly. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “ETHEREUM”.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements on U.S. exchange-traded products and ether futures contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements – The Fund may enter into swap agreements that provide exposure to ether. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark, such as exchange-traded funds (“ETFs”) or indexes. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. As of the date of this Prospectus, it is expected that the Fund will gain swap exposure to ether by entering into one or more swap agreements that use a single U.S.-traded ETF that holds spot ether (each a “Spot Ether ETF”) as a reference asset. The Fund may have exposure to ether through swap transactions that provide exposure to only a single Spot Ether ETF or may enter into transactions that when combined provide the Fund with exposure to multiple Spot Ether ETFs. The Fund may have exposure to single Spot Ether ETFs for extended periods of time. A Spot Ether ETF used as a reference asset for one or more of the Fund’s swap transactions may change at any time based on a variety of factors, including counterparty terms; market conditions; and the fees, performance, and liquidity of those Spot Ether ETFs.
○Ether Futures Contracts – Standardized, cash-settled ether futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month ether futures. The Fund may also invest in back-month ether futures contracts. Front-month ether futures contracts are those contracts with the shortest time to maturity. Back-month ether futures contracts are those with longer times to maturity.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:

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○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
In order to maintain its exposure to futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.
The Fund expects to gain leveraged exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund obtains leveraged exposure to ether in a manner designed to provide leveraged exposure to the single day returns of the Index. The Fund does not directly buy ether. Investors seeking exposure to ether directly should consider an investment other than the Fund. While the performance of ether futures contracts, in general, has historically been highly correlated to the performance of “spot” ether, there can be no guarantee that this will continue. “Spot” ether refers to ether that can be purchased immediately.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these

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effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were -20%. However, as the table shows, with a one-year return of the Index of -20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	10%	25%	50%	75%	100%
-90%	-180%	-99.0%	-99.1%	-99.2%	-99.4%	-99.6%
-80%	-160%	-96.0%	-96.2%	-96.9%	-97.7%	-98.5%
-70%	-140%	-91.1%	-91.5%	-93.0%	-94.9%	-96.7%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
70%	140%	186.1%	171.5%	125.1%	64.7%	6.3%
80%	160%	220.8%	204.4%	152.3%	84.6%	19.2%
90%	180%	257.4%	239.1%	181.1%	105.7%	32.8%
100%	200%	296.0%	275.8%	211.5%	127.9%	47.2%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
As an example, as a result of the Fund’s intention to qualify as a RIC, the Fund may be unable to rebalance all or a portion of its investments at each tax quarter-end (e.g., October 31, 2026, January 31, 2027, April 30, 2027 and July 31, 2027), if doing so would require the Fund to hold more than 25% of its total assets in its subsidiary. Consequently, at each tax quarter-end, the Fund may or may not be able to meet its investment objective on those days and the level of leveraged exposure the Fund seeks to have on these dates may be significantly lower than the Fund’s Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF, including a Spot Ether ETF, as the reference asset, the Fund will be subject to the risks of that ETF, including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. In particular, the index a Spot Ether ETF uses to value its investments may be different from the Fund’s Index. Information about Spot Ether ETFs provided to or filed with the SEC by a Ether ETF can be located by reference to the Spot Ether

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ETF’s SEC file number through the SEC’s website at www.sec.gov.
Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, the terms of the agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Ether Market Volatility Risk – The prices of ether have historically been highly volatile. The value of the Fund’s leveraged exposure to ether – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of ether and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including ether over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for ether. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout ether’s history, including in 2017-2018 and 2021-2022. Since then ether prices have continued to exhibit extreme volatility. Such volatility may persist.
●Liquidity Risk — The market for the ether futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of ether futures, which could decrease the correlation between the performance of ether futures and spot ether.
●Ether Futures Risk – The market for ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the ether futures market has grown substantially since ether futures commenced trading, there can be no assurance that this growth will continue. The price for ether futures contracts is based on a number of factors, including the supply of and the demand for ether futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for ether futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to ether futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like ether futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of ether futures contracts, in general, has historically been highly correlated to the performance of ether. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of ether futures contracts and decrease the correlation between the performance of ether futures contracts and ether, over short or even long-term periods. In the event that there are persistent disconnects between ether and ether futures, the Fund may not be able to obtain the desired leveraged exposure and may not be able to achieve its investment objective.
In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of ether. To the extent the Fund is invested in back-month ether future contracts, the performance of the Fund should be expected to deviate more significantly from the performance of ether. Moreover, price differences between ether and ether futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in ether, including larger losses or smaller gains.
●Cost of Futures Investment Risk – As discussed above, when a ether futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a ether futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between

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the expiring contract and longer-dated contract associated with rolling ether futures is typically substantially higher than the price difference associated with rolling other futures contracts. Ether futures have historically experienced extended periods of contango. Contango in the ether futures market may have a significant adverse impact on the performance of the Fund and may cause ether futures and the Fund to underperform spot ether. Both contango and backwardation would reduce the Fund’s correlation to spot ether and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts.
●Ether Futures Capacity Risk – If the Fund’s ability to obtain exposure to ether futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the ether futures market, a disruption to the ether futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may or may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to ether futures contracts may cause the Fund’s performance to deviate from the Daily Target.
Additionally, as noted above, the ability of the Fund to obtain leveraged exposure to ether futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. As a result, the Fund may or may not be able to obtain leveraged exposure consistent with its Daily Target and may or may not meet its investment objective on the last business day of each tax quarter (e.g., October 31, 2026, January 31, 2027, April 30, 2027 and July 31, 2027). Exceeding this amount on such dates would have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Ether Risk – The Fund’s investments in ether futures contracts exposes the Fund to the risks associated with an investment in ether because the price of ether futures is substantially based on the price of ether. Ether is a relatively new innovation and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for ether may be the result of speculation. Consequently, the value of ether has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of ether may artificially inflate or deflate the price of ether and increase volatility. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of ether and these holders may have the ability to manipulate the price of ether.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.
Legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. For example, if ether were determined to be or were expected to be determined to be a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in ether, trading in ether futures may become significantly more volatile and/or completely halted, and the value of an investment in the Fund could decline significantly and without warning, including to zero.
In addition, digital asset trading venues and other participants may have significant exposure to other digital assets. Instability in the price, availability, or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Ethereum Network. As a result, events that are not necessarily related to the security or utility of ether can nonetheless cause a significant decline in the price of ether (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022). Additionally, the Ethereum blockchain’s protocol, including the code of smart contracts running on the Ethereum blockchain, may contain

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flaws that can be, and have been, exploited by attackers (e.g., the exploit of The DAO’s smart contract in June 2016 that resulted in a permanent hard fork).
The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether, ether futures, and the Fund.
Finally, the creation of a “fork” or a substantial giveaway of ether (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of ether, ether futures, and the Fund. A fork may be intentional, such as the ’Merge.’ The ’Merge’ refers to protocol changes altering the method by which transactions are validated.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Concentration Risk — The Fund has significant exposure to ether. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. The Fund may have significant exposure to a single Spot Ether ETF that serves as the reference asset on a swap entered into by the Fund. As a result the Fund will be more susceptible to an adverse market, economic or regulatory event affecting such Spot Ether ETF.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, ether may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining leveraged exposure to ether futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio,

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may be unable to accurately price its investments and/or may incur substantial trading losses.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows the Fund’s investment results during its first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	6/6/2024
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
Bloomberg Ethereum Index	[ ]%	[ ]%	—
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares UltraShort Bitcoin ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Bloomberg Bitcoin Index (the “Index”).
In this manner, the Fund seeks daily returns that correspond to two times the inverse -2x of the price of bitcoin. The Fund does not directly short bitcoin.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
Other Expenses include 0.01% of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times the inverse -2x of the price of bitcoin. The Fund does not directly short bitcoin.
Bitcoin is a digital asset. The ownership and operation of bitcoin is determined by participants in an online, peer-to-peer network sometimes referred to as the “Bitcoin Network”. The Bitcoin Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin Network. This is commonly referred to as the Bitcoin Protocol. Bitcoin may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. As of the date of this

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Prospectus, the adoption of bitcoin for these purposes has been limited and bitcoin presently is not widely accepted as a means of payment.
The value of bitcoin is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of bitcoin. Ownership and transaction records for bitcoin are protected through public-key cryptography. The supply of bitcoin is determined by the Bitcoin Protocol. No single entity owns or operates the Bitcoin Network. The Bitcoin Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin Protocol and the software that enforces the protocol and (3) users who choose which version of the bitcoin software to run. From time to time, the developers suggest changes to the bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created. This is often referred to as a “fork.” The value of the Fund may reflect the impact of these forks.
The Index is designed to measure the performance of a single bitcoin traded in USD and seeks to provide a proxy for the bitcoin market. The Index price is a composite of U.S. dollar-bitcoin trading activities reported by certain digital asset trading platforms that are evaluated based on a variety of different criteria, including the trading platforms’ oversight and governance controls, liquidity, capital controls, data transparency and data integrity. The digital asset trading platforms included in the Index are reevaluated quarterly. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “BITCOIN”.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agreements on U.S. exchange-traded products]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements – The Fund typically enters into swap agreements that provide exposure to bitcoin. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark, such as exchange-traded funds or indexes. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. As of the date of this Prospectus, it is expected that the Fund will gain swap exposure to bitcoin by entering into one or more swap agreements that use a single U.S.-traded ETF that holds spot bitcoin (each a “Spot Bitcoin ETF”) as a reference asset. The Fund may have exposure to bitcoin through swap transactions that provide exposure to only a single Spot Bitcoin ETF or may enter into transactions that when combined provide the Fund with exposure to multiple Spot Bitcoin ETFs. The Fund may have exposure to a single Spot ETF for extended periods of time. A Spot Bitcoin ETF used as a reference asset for one or more of the Fund’s swap transactions may change at any time based on a variety of factors, including counterparty terms; market conditions; and the fees, performance, and liquidity of those Spot Bitcoin ETFs.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the

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Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund obtains short exposure to bitcoin in a manner designed to provide inverse leveraged exposure to the single day returns of the Index. The Fund does not directly short bitcoin. Investors seeking to short bitcoin directly should consider an investment other than the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. The borrowing/lending rates to obtain inverse leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.

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●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF, including a Spot Bitcoin ETF, as the reference asset, the Fund will be subject to the risks of that ETF, including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. In particular, the index a Spot Bitcoin ETF uses to value its investments may be different from the Fund’s Index. Information about Spot Bitcoin ETFs provided to or filed with the SEC by a Spot Bitcoin ETF can be located by reference to the Spot Bitcoin ETF’s SEC file number through the SEC’s website at www.sec.gov. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
Counterparties may impose margin requirements, exposure limits, and collateral requirements that may limit the Fund’s ability to achieve its desired inverse leveraged exposure to bitcoin. In addition, the Fund has a limited number of counterparties, which may limit the ability of the Fund to obtain inverse leveraged exposure to bitcoin. Moreover, the Fund generally structures its agreements so that the Fund or the counterparty can terminate the contract at any time without penalty. This means there is a risk that the Fund’s counterparties may terminate the Fund’s swap agreements and no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund that provide sufficient inverse leveraged exposure to bitcoin. As an example, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its Daily Target. If the Fund cannot obtain sufficient inverse leveraged exposure to bitcoin, the Fund will not meet its Daily Target.
●Bitcoin Market Volatility Risk – The price of bitcoin has historically been highly volatile. The value of the Fund’s inverse leveraged exposure to bitcoin – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of bitcoin and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including bitcoin over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for bitcoin. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout bitcoin’s history, including in 2011, 2013-2014, and 2017-2018, before repeating again in 2021-2022. Since then, bitcoin prices have continued to exhibit extreme volatility. Such volatility may persist.
●Bitcoin Risk – Bitcoin is a relatively new innovation and is subject to unique and substantial risks. The market for bitcoin is subject to rapid price swings, changes and uncertainty.
The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price and liquidity of bitcoin. The widespread adoption of a competing digital asset or blockchain may result in a reduction in demand for bitcoin. A significant portion of the demand for bitcoin may be the result of speculation. Such speculation regarding the potential future appreciation in the price of bitcoin may artificially inflate or deflate the price of bitcoin and increase volatility. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact digital asset trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to execute extensive attacks, manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of bitcoin.

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Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated, may be operating out of compliance with regulation, and are highly fragmented. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin Network or restrict the use of bitcoin. In addition, digital asset trading venues, bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin Network.
As a result, events that are not necessarily related to the security or utility of bitcoin can nonetheless cause significant volatility in the price of bitcoin (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022). Alternatively, legal or regulatory changes may increase the acceptance and adoption of bitcoin. The realization of any of these risks could result in increased volatility and in some instances could result in a sharp increase in the value of bitcoin.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Concentration Risk — The Fund has a significant exposure to bitcoin. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. The Fund may have significant exposure to a single Spot Bitcoin ETF that serves as the reference asset on a swap entered into by the Fund. As a result the Fund will be more susceptible to an adverse market, economic or regulatory event affecting such Spot Bitcoin ETF.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, bitcoin may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining inverse leveraged exposure to bitcoin futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.

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Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows the Fund’s investment results during its first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	4/1/2024
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
Bloomberg Bitcoin Index	[ ]%	[ ]%	—
Bloomberg Galaxy Bitcoin Index	[ ]%	[ ]%	—
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares UltraShort Ether ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Bloomberg Ethereum Index (the “Index”).
In this manner, the Fund seeks daily returns that correspond to two times the inverse -2x of the price of ether. The Fund does not directly short ether.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
The Fund’s ability to obtain inverse leveraged exposure is limited at each tax quarter-end (e.g., October 31, 2026, January 31, 2027, April 30, 2027 and July 31, 2027). As a result, the Fund may or may not meet its investment objective on those days. The level of inverse leveraged exposure the Fund seeks to have on these dates may be significantly lower than its Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
Other Expenses include 0.04% of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns

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consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times the inverse -2x of the price of ether. The Fund does not directly short ether.
Ether is a digital asset. The ownership and operation of ether is determined by participants in an online, peer-to-peer network sometimes referred to as the “Ethereum Network.” The Ethereum Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Ethereum Network. This is commonly referred to as the Ethereum Protocol.
The value of ether is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of ether. Ownership and transaction records for ether are protected through public-key cryptography. The supply of ether is determined by the Ethereum Protocol. No single entity owns or operates the Ethereum Network. The Ethereum Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Ethereum Protocol and the software that enforces the Protocol and (3) users who choose which version of the Ethereum software to run. From time to time, the developers suggest changes to the Ethereum software. If a sufficient number of users and validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the Ethereum software, may be created. This is often referred to as a “fork.” The price of the ether futures contracts in which the Fund invests may reflect the impact of these forks.
The Index is designed to measure the performance of a single ether traded in USD and seeks to provide a proxy for the ether market. The Index price is a composite of U.S. dollar-ether trading activity reported by certain digital asset trading platforms that are evaluated based on a variety of different criteria, including the trading platforms’ oversight and governance controls, liquidity, capital controls, data transparency and data integrity. The digital asset trading platforms included in the Index are reevaluated quarterly. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “ETHEREUM”.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [swap agree ments on U.S. exchange-traded products and ether futures contracts]) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements – The Fund may enter into swap agreements that provide exposure to ether. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark, such as exchange-traded funds (“ETFs”) or indexes. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. As of the date of this Prospectus, it is expected that the Fund will gain swap exposure to ether by entering into one or more swap agreements that use a single U.S.-traded ETF that holds spot ether (each a “Spot Ether ETF”) as a reference asset. The Fund may have exposure to ether through swap transactions that provide exposure to only a single Spot Ether ETF or may enter into transactions that when combined provide the Fund with exposure to multiple Spot Ether ETFs. The Fund may have exposure to single Spot Ether ETFs for extended periods of time. A Spot Ether ETF used as a reference asset for one or more of the Fund’s swap transactions may change at any time based on a variety of factors, including counterparty terms; market conditions; and the fees, performance, and liquidity of those Spot Ether ETFs.
○Ether Futures Contracts – Standardized, cash-settled ether futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month ether futures. The Fund may also invest in back-month ether futures contracts. Front-month ether futures contracts are those contracts with the shortest time to maturity. Back-month ether futures contracts are those with longer times to maturity. In order to obtain inverse or “short” exposure, the Fund intends to enter into cash-settled ether futures contracts as the “seller.” In simplest terms, in a cash-settled futures market the seller pays the counterparty if the price of a futures contract goes up and receives cash from the counterparty if the price of the futures contract goes down.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other

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money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
In order to maintain its inverse exposure to the Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling short futures contracts that are in backwardation, the Fund will close its short position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. The presence of backwardation would be expected to adversely affect the performance of the Fund.
Conversely, futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling short futures contracts that are in contango, the Fund will close its short position by buying the expiring contract at a relatively lower price and selling a longer-dated contract at a relatively higher price. The presence of contango may positively affect the performance of the Fund.
The Fund expects to gain inverse leveraged exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund obtains short exposure to ether in a manner designed to provide inverse leveraged exposure to the single day returns of the Index. The Fund does not directly short ether. Investors seeking to short ether directly should consider an investment other than the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer

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you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two Times the Inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-90%	180%	9604.5%	8190.3%	4623.7%	1749.8%	397.9%
-80%	160%	2326.1%	1972.6%	1080.9%	362.5%	24.5%
-70%	140%	978.3%	821.1%	424.9%	105.5%	-44.7%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
70%	-140%	-66.4%	-71.3%	-83.7%	-93.6%	-98.3%
80%	-160%	-70.0%	-74.4%	-85.4%	-94.3%	-98.5%
90%	-180%	-73.1%	-77.0%	-86.9%	-94.9%	-98.6%
100%	-200%	-75.7%	-79.3%	-88.2%	-95.4%	-98.8%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. The borrowing/lending rates to obtain inverse leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
As an example, as a result of the Fund’s intention to qualify as a RIC, the Fund may be unable to rebalance all or a portion of its investments at each tax quarter-end (e.g., October 31, 2026, January 31, 2027, April 30, 2027 and July 31, 2027), if doing so would require the Fund to hold more than 25% of its total assets in its subsidiary. Consequently, at each tax quarter-end, the Fund may or may not be able to meet its investment objective on those days and the level of inverse leveraged exposure the Fund seeks to have on these dates may be significantly lower than the Fund’s Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF, including a Spot Ether ETF, as the reference asset, the Fund will be subject to the risks of that ETF, including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of

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the Index. In particular, the index a Spot Ether ETF uses to value its investments may be different from the Fund’s Index. Information about Spot Ether ETFs provided to or filed with the SEC by a Ether ETF can be located by reference to the Spot Ether ETF’s SEC file number through the SEC’s website at www.sec.gov.
Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, the terms of the agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Ether Market Volatility Risk – The price of ether has historically been highly volatile. The value of the Fund’s inverse leveraged exposure to ether – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of ether and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including ether over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for ether. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout ether’s history, including in 2017-2018 and 2021-2022. Since then ether prices have continued to exhibit extreme volatility. Such volatility may persist.
●Liquidity Risk — The market for the ether futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of ether futures, which could decrease the correlation between the performance of ether futures and spot ether.
●Ether Futures Risk – The market for ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the ether futures market has grown substantially since ether futures commenced trading, there can be no assurance that this growth will continue. The price for ether futures contracts is based on a number of factors, including the supply of and the demand for ether futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for ether futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to ether futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like ether futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of ether futures contracts, in general, has historically been highly correlated to the performance of ether. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of ether futures contracts and decrease the correlation between the performance of ether futures contracts and ether, over short or even long-term periods. In the event that there are persistent disconnects between ether and ether futures, the Fund may not be able to obtain the desired inverse leveraged exposure and may not be able to achieve its investment objective.
In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of ether. To the extent the Fund is invested in back-month ether future contracts, the performance of the Fund should be expected to deviate more significantly from the performance of ether. Moreover, price differences between ether and ether futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in ether, including larger losses or smaller gains.
●Ether Futures Capacity Risk – If the Fund’s ability to obtain exposure to ether futures contracts consistent with its

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investment objective is disrupted for any reason including, for example, limited liquidity in the ether futures market, a disruption to the ether futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may or may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain inverse leveraged exposure to ether futures contracts may cause the Fund’s performance to deviate from the Daily Target.
Additionally, as noted above, the ability of the Fund to obtain inverse leveraged exposure to ether futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. As a result, the Fund may or may not be able to obtain inverse leveraged exposure consistent with its Daily Target and may or may not meet its investment objective on the last business day of each tax quarter (e.g., October 31, 2026, January 31, 2027, April 30, 2027 and July 31, 2027). Exceeding this amount on such dates would have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Cost of Futures Investment Risk – As discussed above, when a ether futures contract is nearing expiration, the Fund will “roll” the futures contract. This means it will generally exit its position in such contract and enter into a new position in a ether futures contract with a later expiration date. When rolling short futures contracts that are in backwardation, the Fund will close its short position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. Backwardation in the ether futures market may have a significant adverse impact on the performance of the Fund. Both contango and backwardation may cause ether futures to perform differently than spot ether and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts.
●Ether Risk – The Fund’s investments in ether futures contracts exposes the Fund to the risks associated with an investment in ether because the price of ether futures is substantially based on the price of ether. Ether is a relatively new innovation and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for ether may be the result of speculation. Consequently, the value of ether has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of ether may artificially inflate or deflate the price of ether and increase volatility. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of ether and these holders may have the ability to manipulate the price of ether.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.
Legal or regulatory changes may increase the acceptance and adoption of ether. In addition, digital asset trading venues and other participants may have significant exposure to other digital assets. Instability in the price, availability, or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Ethereum Network. As a result, events that are not necessarily related to the security or utility of ether can nonetheless cause a significant increase in the volatility of ether (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022). The realization of any of these risks could result in increased volatility and in some instances could result in a sharp increase in the value of ether and ether futures.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular,

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the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Concentration Risk — The Fund has significant exposure to ether. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. The Fund may have significant exposure to a single Spot Ether ETF that serves as the reference asset on a swap entered into by the Fund. As a result the Fund will be more susceptible to an adverse market, economic or regulatory event affecting such Spot Ether ETF.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, ether may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining inverse leveraged exposure to ether futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows the Fund’s investment results during its first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures market performance. This information provides some indication of the

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risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	[ ]	):	[ ]%
Worst Quarter	(ended	[ ]	):	[ ]%
Year-to-Date	(ended	6/30/2026	):	[ ]%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	[ ]	[ ]	6/6/2024
After Taxes on Distributions	[ ]	[ ]	—
After Taxes on Distributions and Sale of Shares	[ ]	[ ]	—
Bloomberg Ethereum Index	[ ]%	[ ]%	—
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-
tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Ultra Solana ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) of the daily performance of the Bloomberg Solana Index (the “Index”).
In this manner, the Fund seeks daily returns that correspond to two times 2x of the price of Solana (SOL). The Fund does not invest directly in Solana (SOL).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
“Other Expenses” are estimated and include [ ] of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times 2x of the price of Solana (SOL). The Fund does not invest directly in Solana (SOL).
SOL, commonly referred to as Solana, is a digital asset. The ownership and operation of Solana (SOL) is determined by participants in an online, peer-to-peer network sometimes referred to as the “Solana network.” The Solana network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Solana network. This is commonly referred to as the Solana protocol. The Solana protocol was introduced in 2017 and uses the Proof-of-History (“PoH”) timestamping mechanism. PoH is a timestamping mechanism that automatically orders on-chain transactions by creating a historical record that proves an event has occurred at a specific moment in time.

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The value of Solana (SOL) is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of Solana (SOL). Ownership and transaction records for Solana (SOL) are protected through public-key cryptography. The supply of Solana (SOL) is determined by the Solana protocol. No single entity owns or operates the Solana network. The Solana network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Solana protocol and the software that enforces the protocol and (3) users who choose which version of the Solana software to run. From time to time, the developers suggest changes to the Solana software. If a validator elects not to adopt the changes, or implements changes independently, a new digital asset operating on a modified version of the Solana software, may be created. This is often referred to as a “fork.” The price of the Solana (SOL) instruments in which the Fund invests may reflect the impact of these forks.
The Index is designed to measure the performance of a single Solana (SOL) traded in USD and seeks to provide a proxy for the Solana (SOL) market. The Index price is a composite of U.S. dollar-Solana (SOL) trading activity reported by certain digital asset trading platforms that are evaluated based on a variety of different criteria, including the trading platforms’ oversight and governance controls, liquidity, capital controls, data transparency and data integrity. The digital asset trading platforms included in the Index are reevaluated quarterly. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “BSOLANA”.
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [Solana (SOL) futures contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Solana (SOL) Futures Contracts – Standardized, cash-settled Solana (SOL) futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month Solana (SOL) futures. The Fund may also invest in back-month Solana (SOL) futures contracts. Front-month Solana (SOL) futures contracts are those contracts with the shortest time to maturity. Back-
month Solana (SOL) futures contracts are those with longer times to maturity.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
In order to maintain its exposure to futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.

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Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.
The Fund expects to gain leveraged exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets (including any borrowings) in the subsidiary at each quarter end of the Fund’s tax year. During such periods, the Fund will seek to borrow using reverse repurchase agreements, incurring significant borrowing costs, and the Fund’s returns may be significantly lower than the Daily Target during such periods at the end of each tax quarter (e.g., July 31, 2026, October 31, 2026, January 31, 2027, and April 30, 2027). In addition, the Fund may be required to dispose of a portion of its futures contracts, may not be able to obtain leveraged exposure consistent with its Daily Target, and may or may not meet its investment objective as of the end of each tax quarter. Exceeding the 25% limit may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund obtains leveraged exposure to Solana (SOL) in a manner designed to provide leveraged exposure to the single day returns of the Index. The Fund does not directly buy Solana (SOL). Investors seeking exposure to Solana (SOL) directly should consider an investment other than the Fund. While the performance of Solana (SOL) futures contracts, in general, has historically been highly correlated to the performance of “spot” Solana (SOL), there can be no guarantee that this will continue. “Spot” Solana (SOL) refers to Solana (SOL) that can be purchased immediately.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -50% return on a yearly basis if the annual return of the Index were -25%. However, as the table shows, with a one-year return of the Index of -25% and an annualized volatility of the Index of 50%, the Fund could be expected to return -88.2%.
The range of hypothetical annualized Index volatility used in the table (75%-200%) is especially high reflecting, the fact that the price of Solana (SOL) has historically been highly volatile, even as compared to other digital assets. Trading prices of Solana (SOL) and other digital assets have experienced significant volatility in recent periods and may continue to do so. Such volatility may persist. In light of this, you should carefully consider the significant negative impact of volatility on Fund returns, as illustrated below, and the potential for significant losses on your investment in the Fund, when considering whether to hold shares of the Fund for longer periods.

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Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	75%	100%	125%	150%	175%	200%
-95%	-190%	-99.9%	-99.9%	-99.9%	-100.0%	-100.0%	-100.0%
-75%	-150%	-96.4%	-97.7%	-98.7%	-99.3%	-99.7%	-99.9%
-50%	-100%	-85.8%	-90.8%	-94.8%	-97.4%	-98.8%	-99.5%
-25%	-50%	-67.9%	-79.3%	-88.2%	-94.1%	-97.4%	-99.0%
0%	0%	-43.0%	-63.2%	-79.0%	-89.5%	-95.3%	-98.2%
25%	50%	-11.0%	-42.5%	-67.2%	-83.5%	-92.7%	-97.1%
50%	100%	28.2%	-17.2%	-52.8%	-76.3%	-89.5%	-95.9%
75%	150%	74.5%	12.7%	-35.8%	-67.7%	-85.7%	-94.4%
100%	200%	127.9%	47.2%	-16.2%	-57.8%	-81.3%	-92.7%
125%	250%	188.5%	86.2%	6.1%	-46.6%	-76.3%	-90.7%
150%	300%	256.1%	129.9%	31.0%	-34.1%	-70.8%	-88.6%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
The Index has calculated performance since January 4, 2021. For the period from January 4, 2021 through May 31, 2026, the Index’s annualized historical volatility rate was [ ]%. [Due to the Index’s limited operating history, the S&P Solana Reference Price Index is used for comparative purposes.] The S&P Solana Reference Price Index’s annualized historical volatility rate for the five-year period ended May 31, 2026 was [ ]%. S&P Solana Reference Price Index’s highest May to May volatility rate during the five-year period was [ ]% ([ ]). The Index’s annualized total return performance for the period from January 4, 2021 through May 31, 2026 was [ ]%. The S&P Solana Reference Price Index’s annualized total return performance for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Solana (SOL) Market Volatility Risk – The price of Solana (SOL) has historically been highly volatile. The value of the Fund’s investments in Solana (SOL) futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of Solana (SOL) and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there have been steep increases in the value of certain digital assets and multiple market observers have asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns. These episodes of rapid price appreciations followed by steep drawdowns have occurred multiple times resulting in extreme volatility. Such volatility may persist.
●Liquidity Risk — The market for the Solana (SOL) futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of Solana (SOL) futures, which could decrease the correlation between the performance of Solana (SOL) futures and spot Solana (SOL).
●Solana (SOL) Futures Risk – The market for Solana (SOL) futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the Solana (SOL) futures market has grown substantially since Solana (SOL) futures commenced trading, there can be no assurance that this growth will continue. The price for Solana (SOL) futures contracts is based on a number of factors, including the supply of and the demand for Solana (SOL) futures contracts. Market conditions and

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expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for Solana (SOL) futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to Solana (SOL) futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Solana (SOL) futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of Solana (SOL) futures contracts, in general, has historically been highly correlated to the performance of Solana (SOL). However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of Solana (SOL) futures contracts and decrease the correlation between the performance of Solana (SOL) futures contracts and Solana (SOL), over short or even long-term periods. In the event that there are persistent disconnects between Solana (SOL) and Solana (SOL) futures, the Fund may not be able to obtain the desired leveraged exposure and may not be able to achieve its investment objective.
In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of Solana (SOL). To the extent the Fund is invested in back-month Solana (SOL) future contracts, the performance of the Fund should be expected to deviate more significantly from the performance of Solana (SOL). Moreover, price differences between Solana (SOL) and Solana (SOL) futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in Solana (SOL), including larger losses or smaller gains.
●Cost of Futures Investment Risk – As discussed above, when a Solana (SOL) futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a Solana (SOL) futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Solana (SOL) futures is typically substantially higher than the price difference associated with rolling other futures contracts. Solana (SOL) futures have historically experienced extended periods of contango. Contango in the Solana (SOL) futures market may have a significant adverse impact on the performance of the Fund and may cause Solana (SOL) futures and the Fund to underperform spot Solana (SOL). Both contango and backwardation would reduce the Fund’s correlation to spot Solana (SOL) and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts.
●Solana (SOL) Futures Capacity Risk – If the Fund’s ability to obtain leveraged exposure to Solana (SOL) futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the Solana (SOL) futures market, a disruption to the Solana (SOL) futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to Solana (SOL) futures contracts will cause the Fund’s performance to deviate from its investment objective. Additionally, the ability of the Fund to obtain leveraged exposure to Solana (SOL) futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Solana (SOL) Risk – The Fund’s anticipated investments in Solana (SOL) futures contracts expose the Fund to the risks associated with an investment in Solana (SOL) because the anticipated price of Solana (SOL) futures is expected to be substantially based on the price of Solana (SOL). However, Solana (SOL) futures contracts have been trading for a relatively short period of time and the degree of correlation between the Solana (SOL) spot and the Solana (SOL) futures market is yet to be established with a high degree of certainty. It is possible that the anticipated price of Solana (SOL) futures may show a significant degree of correlation with the spot price of Solana (SOL).
Solana (SOL) is a relatively new innovation and is subject to unique and substantial risks. The markets for Solana (SOL) may be less liquid and more volatile than other markets for more established products. It may be difficult to execute a Solana (SOL) trade at a specific price when there is a relatively small volume of buy and sell orders in the Solana (SOL) market. A market disruption can also make it more

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difficult to liquidate a position or find a suitable counterparty at a reasonable cost.
The market for Solana (SOL) is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for Solana (SOL) may be the result of speculation. Consequently, the value of Solana (SOL) has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of Solana (SOL) may artificially inflate or deflate the price of Solana (SOL) and increase volatility. The further development of the Solana network and the acceptance and use of Solana (SOL) are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Solana network or the acceptance of Solana (SOL) may adversely affect the price and liquidity of Solana (SOL). Solana (SOL) is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact Solana (SOL) trading venues.
Additionally, if one or a coordinated group of validators were to gain control of a significant proportion of staked Solana (SOL), they could (depending on the proportion of control gained), impede, reverse or prevent confirmation of transactions, cause a fork in the blockchain, manipulate the blockchain or double spend Solana (SOL).
A significant portion of Solana (SOL) is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of Solana (SOL) and these holders may have the ability to manipulate the price of Solana (SOL).
The Solana network has reportedly suffered multiple network outages including those arising from bugs (e.g., bugs in the propagation mechanism in 2020 and 2022, bugs leading to duplicate blocks in 2022, and bugs in the client software in 2024), security vulnerabilities (e.g., vulnerability in the client software in 2024), and denial of service and bot attacks (e.g., bot spamming and flooding in 2022, and a DDOS attack in 2021). The development of the Solana network is ongoing and future disruptions, outages, bugs, or other problems could have a material adverse effect on the value and volatility of Solana (SOL), Solana (SOL) futures and an investment in the Fund. Similarly, the client software implementation and wallets used by users and validators to access the Solana network or Solana (SOL) could suffer future disruptions, bugs, or other problems that could have a material adverse effect on the value of Solana (SOL), Solana (SOL) futures and an investment in the Fund
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, Solana (SOL) and Solana (SOL) trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote Solana (SOL) in a way that artificially increases the price of Solana (SOL)). Investors may be more exposed to the risk of theft, fraud and market manipulation, operational failures than when investing in more traditional asset classes. Over the past several years, a number of Solana (SOL) trading venues have been closed due to fraud, failure or security breaches. Investors in Solana (SOL) may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.
Legal or regulatory changes may negatively impact the operation of the Solana network or restrict the use of Solana (SOL). For example, if Solana (SOL) were determined or were expected to be determined to be offered and sold as a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in Solana (SOL), trading in Solana (SOL) futures may become significantly more volatile and/or completely halted, and the value of an investment in the Fund could decline significantly and without warning, including to zero.
The realization of any of these risks could result in a decline in the acceptance of Solana (SOL) and consequently a reduction in the value of Solana (SOL), Solana (SOL) futures, and the Fund.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund will seek to borrow for investment or other purposes using reverse repurchase agreements. In particular, as a result of current margin requirements, the Fund will seek to enter into reverse repurchase agreements at or near its tax quarter-end. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements. The cost of borrowing may significantly reduce the Fund’s return during those periods and may cause the Fund’s return to differ significantly from the Daily Target. While the Fund may earn interest on any collateral posted in connection with its investments in reverse repurchase agreements, such interest, if earned, would only offset a portion of the cost of borrowing. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money

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market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Concentration Risk — The Fund has significant exposure to Solana (SOL). As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the Solana (SOL) futures held by the Fund and Solana (SOL) may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining leveraged exposure to Solana (SOL) futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for

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shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Ultra XRP ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) of the daily performance of the Bloomberg XRP Index (the “Index”).
In this manner, the Fund seeks daily returns that correspond to two times 2x of the price of XRP. The Fund does not invest directly in XRP.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of theIndex (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
“Other Expenses” are estimated and include [ ] of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
[ ]	[ ]	[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times 2x of the price of XRP. The Fund does not invest directly in XRP.
XRP is a digital asset. The ownership and operation of XRP is determined by participants in an online, peer-to-peer network sometimes referred to as the “XRP Ledger”. The XRP Ledger connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the XRP Ledger. This is commonly referred to as the XRPL protocol. XRP may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. As of the date of this Prospectus, the adoption of XRP for these purposes has been limited and XRP presently is not widely accepted as a means of payment.
The value of XRP is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of XRP. Ownership and transaction records for XRP are protected through public-key cryptography. The supply of XRP is determined by the XRP protocol. No single entity

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owns or operates the XRP Ledger. The XRP Ledger is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the XRP protocol and the software that enforces the protocol and (3) users who choose which version of the XRP software to run. From time to time, the developers suggest changes to the XRP software. If a sufficient number of users and validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the XRP software, may be created. This is often referred to as a “fork.” The value of the Fund may reflect the impact of these forks.
The Index is designed to measure the performance of a single XRP traded in USD and seeks to provide a proxy for the XRP market. The Index price is a composite of U.S. dollar-XRP trading activity reported by certain digital asset trading platforms that are evaluated based on a variety of different criteria, including the trading platforms’ oversight and governance controls, liquidity, capital controls, data transparency and data integrity. The digital asset trading platforms included in the Index are reevaluated quarterly. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “XRP”.
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [XRP Futures Contracts]) in order to gain leveraged exposure to the Index. These derivatives principally include:
○XRP Futures Contracts – Standardized, cash-settled XRP futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month XRP futures. The Fund may also invest in back-month XRP futures contracts. Front-month XRP futures contracts are those contracts with the shortest time to maturity. Back-month XRP futures contracts are those with longer times to maturity.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
In order to maintain its exposure to futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.
The Fund expects to gain leveraged exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for

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treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets (including any borrowings) in the subsidiary at each quarter end of the Fund’s tax year. During such periods, the Fund will seek to borrow using reverse repurchase agreements, incurring significant borrowing costs, and the Fund’s returns may be significantly lower than the Daily Target during such periods at the end of each tax quarter (e.g., July 31, 2026, October 31, 2026, January 31, 2027, and April 30, 2027). In addition, the Fund may be required to dispose of a portion of its futures contracts, may not be able to obtain leveraged exposure consistent with its Daily Target, and may or may not meet its investment objective as of the end of each tax quarter. Exceeding the 25% limit may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund obtains leveraged exposure to XRP in a manner designed to provide leveraged exposure to the single day returns of the Index. The Fund does not directly buy XRP. Investors seeking exposure to XRP directly should consider an investment other than the Fund. While the performance of XRP futures contracts, in general, has historically been highly correlated to the performance of “spot” XRP, there can be no guarantee that this will continue. “Spot” XRP refers to XRP that can be purchased immediately.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s impor tant that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -50% return on a yearly basis if the annual return of the Index were -25%. However, as the table shows, with a one-year return of the Index of -25% and an annualized volatility of the Index of 50%, the Fund could be expected to return -79.3%.
The range of hypothetical annualized Index volatility used in the table (50%-175%) is especially high, reflecting the fact that the price of XRP has historically been highly volatile, even as compared to other digital assets. Trading prices of XRP and other digital assets have experienced significant volatility in recent periods and may continue to do so. Such volatility may persist. In light of this, you should carefully consider the significant negative impact of volatility on Fund returns, as illustrated below, and the potential for significant losses on your investment in the Fund,

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when considering whether to hold shares of the Fund for longer periods.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	50%	75%	100%	125%	150%	175%
-95%	-190%	-99.8%	-99.9%	-99.9%	-99.9%	-100.0%	-100.0%
-75%	-150%	-95.1%	-96.4%	-97.7%	-98.7%	-99.3%	-99.7%
-50%	-100%	-80.5%	-85.8%	-90.8%	-94.8%	-97.4%	-98.8%
-25%	-50%	-56.2%	-67.9%	-79.3%	-88.2%	-94.1%	-97.4%
0%	0%	-22.1%	-43.0%	-63.2%	-79.0%	-89.5%	-95.3%
25%	50%	21.7%	-11.0%	-42.5%	-67.2%	-83.5%	-92.7%
50%	100%	75.2%	28.2%	-17.2%	-52.8%	-76.3%	-89.5%
75%	150%	138.5%	74.5%	12.7%	-35.8%	-67.7%	-85.7%
100%	200%	211.5%	127.9%	47.2%	-16.2%	-57.8%	-81.3%
125%	250%	294.3%	188.5%	86.2%	6.1%	-46.6%	-76.3%
150%	300%	386.8%	256.1%	129.9%	31.0%	-34.1%	-70.8%
175%	350%	489.0%	330.9%	178.2%	58.5%	-20.3%	-64.6%
200%	400%	600.9%	412.8%	231.1%	88.7%	-5.1%	-57.9%
225%	450%	722.6%	501.8%	288.6%	121.4%	11.3%	-50.6%
250%	500%	854.0%	598.0%	350.7%	156.8%	29.1%	-42.7%
275%	550%	995.2%	701.3%	417.3%	194.8%	48.2%	-34.2%
300%	600%	1146.1%	811.7%	488.6%	235.4%	68.6%	-25.2%
325%	650%	1306.7%	929.2%	564.5%	278.6%	90.4%	-15.5%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was [ ]%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was [ ]% (). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was [ ]%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●XRP Market Volatility Risk – The price of XRP has historically been highly volatile. The value of the Fund’s investments in XRP futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of XRP and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there have been steep increases in the value of certain digital assets and multiple market observers have asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns. These episodes of rapid price appreciations followed by steep drawdowns have occurred multiple times resulting in extreme volatility. Such volatility may persist.
●Liquidity Risk — The market for the XRP futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of XRP futures, which could decrease the correlation between the performance of XRP futures and spot XRP.
●XRP Futures Risk – The market for XRP futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the XRP futures market has grown substantially since XRP futures commenced trading, there can be no assurance that this growth will continue. The price for XRP futures contracts is based on a number of factors, including the supply of and the demand for XRP futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position

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limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for XRP futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to XRP futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like XRP futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of XRP futures contracts, in general, has historically been highly correlated to the performance of XRP. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of XRP futures contracts and decrease the correlation between the performance of XRP futures contracts and XRP, over short or even long-term periods. In the event that there are persistent disconnects between XRP and XRP futures, the Fund may not be able to obtain the desired leveraged exposure and may not be able to achieve its investment objective.
In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of XRP. To the extent the Fund is invested in back-month XRP future contracts, the performance of the Fund should be expected to deviate more significantly from the performance of XRP. Moreover, price differences between XRP and XRP futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in XRP, including larger losses or smaller gains.
●Cost of Futures Investment Risk – As discussed above, when a XRP futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a XRP futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling XRP futures is typically substantially higher than the price difference associated with rolling other futures contracts. XRP futures have historically experienced extended periods of contango. Contango in the XRP futures market may have a significant adverse impact on the performance of the Fund and may cause XRP futures and the Fund to underperform spot XRP. Both contango and backwardation would reduce the Fund’s correlation to spot XRP and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts.
●XRP Futures Capacity Risk – If the Fund’s ability to obtain leveraged exposure to XRP futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the XRP futures market, a disruption to the XRP futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to XRP futures contracts will cause the Fund’s performance to deviate from its investment objective. Additionally, the ability of the Fund to obtain leveraged exposure to XRP futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●XRP Risk – The Fund’s anticipated investments in XRP futures contracts exposes the Fund to the risks associated with an investment in XRP because the anticipated price of XRP futures is expected to be substantially based on the price of XRP. However, XRP futures contracts have been trading for a relatively short period of time and the degree of correlation between the XRP spot and the XRP futures market is yet to be established with a high degree of certainty. It is possible that the anticipated price of XRP futures may show a significant degree of correlation with the spot price of XRP.
XRP is a relatively new innovation and is subject to unique and substantial risks. The markets for XRP may be less liquid and more volatile than other markets for more established products. It may be difficult to execute an XRP trade at a specific price when there is a relatively small volume of buy and sell orders in the XRP market. A market disruption can also make it more difficult to liquidate a position or find a suitable counterparty at a reasonable cost.
The market for XRP is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for XRP may be the result of speculation. The value of XRP has been, and may continue to be, substantially

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dependent on speculation. Such speculation regarding the potential future appreciation of the price of XRP may artificially inflate or deflate the price of XRP and increase volatility.
The further development of the XRP Ledger and the acceptance and use of XRP may be subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the XRP Ledger or the acceptance of XRP may adversely affect the price and liquidity of XRP.
A network of independent validator nodes validate transactions on the XRP Ledger, a distributed ledger upon which XRP transactions are processed and settled. These nodes do not mine new blocks but instead participate in a consensus process to ensure transactions are valid and correctly ordered on the ledger. Any node can act as a validator, but for practical purposes, the XRP Ledger depends on a trusted set of validators known as the Unique Node List (the “UNL”). Each node maintains a UNL, which is a list of other validators that the node trusts. For the consensus process to work, there needs to be some overlap in the UNLs across different nodes.
If more than 20% of the validators on a server’s UNL disagree, the server stops validating new ledgers to avoid potential inconsistencies or attacks. If one or more malicious actors obtain control of greater than 20% of the validators on the XRP Ledger, those validators may cause the network to fail to reach a consensus and throw new transactions on the XRP Ledger into doubt. If a malicious actor took control of more than 80% of the validator nodes or the voting power on the most widely used UNLs, those validators would have the ability to manipulate the XRP Ledger, create and engage in invalid transactions, including by spending XRP that has already been spent, or by otherwise breaking the rules of the network.
A significant portion of XRP is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of XRP and these holders may have the ability to manipulate the price of XRP. For example, of the 100 billion XRP generated by the XRP Ledger’s code, the founders of Ripple Labs Inc., a corporation incorporated and existing under the laws of Delaware (“Ripple Labs”) retained 20 billion XRP, and the remaining 80 billion XRP were originally allocated to Ripple Labs.
XRP is subject to the risk of fraud, theft, manipulation, securities failures, and operational or other problems that impact XRP trading venues. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, XRP and XRP trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote XRP in a way that may artificially increase the price of
XRP). Investors may be more exposed to the risk of theft, fraud, market manipulation, and operational failures than when investing in more traditional asset classes. Over the past several years, a number of XRP trading venues have been closed due to fraud, failure or security breaches. Investors in XRP may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.
Legal or regulatory changes may negatively impact the operation of the XRP network or restrict the use of XRP. For example, if XRP were determined or were expected to be determined to be offered and sold as a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in XRP, trading in XRP futures may become significantly more volatile and/or completely halted, and the value of an investment in the Fund could decline significantly and without warning, including to zero.
In addition, digital asset trading venues and other participants may have significant exposure to other digital assets. Instability in the price, availability, or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the XRP network. As a result, events that are not necessarily related to the security or utility of XRP can nonetheless cause a significant decline in the price of XRP (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022). Additionally, the XRP network, including the code of smart contracts running on the XRP network, may contain flaws that can be, and have been, exploited by attackers (e.g., the exploit of The DAO’s smart contract in June 2016 that result in a permanent hard fork).
The realization of any of these risks could result in a decline in the acceptance of XRP and consequently a reduction in the value of XRP, XRP futures, and the Fund.
Finally, the creation of a “fork” (as described above) or a substantial giveaway of XRP (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of XRP, XRP futures, and the Fund. A fork may be intentional.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund will seek to borrow for investment or other purposes using reverse repurchase agreements. In particular, as a result of current margin requirements, the Fund will seek to enter into reverse repurchase agreements at or near its tax quarter-end. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements. The cost of borrowing may significantly reduce the Fund’s return during those periods and may cause the

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Fund’s return to differ significantly from the Daily Target. While the Fund may earn interest on any collateral posted in connection with its investments in reverse repurchase agreements, such interest, if earned, would only offset a portion of the cost of borrowing. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Concentration Risk — The Fund has significant exposure to XRP. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the XRP futures held by the Fund and XRP may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining leveraged exposure to XRP futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.

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Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, inves tors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares XRP ETF (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of XRP. The Fund currently seeks to achieve this objective primarily through investments in XRP futures contracts. The Fund does not invest directly in XRP.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
1
“Other Expenses” are estimated and include [ ] of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
[ ]	[ ]
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should provide investment results that correspond to the performance of XRP. The Fund does not invest directly in XRP.
XRP is a digital asset. The ownership and operation of XRP is determined by participants in an online, peer-to-peer network sometimes referred to as the “XRP Ledger”. The XRP Ledger connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the XRP Ledger. This is commonly referred to as the XRPL protocol. XRP may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. As of the date of this Prospectus, the adoption of XRP for these purposes has been limited and XRP presently is not widely accepted as a means of payment.
The value of XRP is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of XRP. Ownership and transaction records for XRP are protected through public-key cryptography. The supply of XRP is determined by the XRP protocol. No single entity owns or operates the XRP Ledger. The XRP Ledger is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the XRP protocol and the software that enforces the protocol and (3) users who choose which version of the XRP software to run. From time to time, the developers suggest changes to the XRP software. If a sufficient number of users and validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the XRP software, may be created. This is often referred to as a “fork.” The value of the Fund may reflect the impact of these forks.
Under normal circumstances, the Fund will invest at least 80% of its total assets in instruments that provide exposure to XRP and/or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. [XRP future contracts]) in order to gain exposure to XRP. These derivatives principally include:
○XRP Futures Contracts – Standardized, cash-settled XRP futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month XRP futures. The Fund may also invest in back-month XRP futures contracts. Front-month XRP futures contracts are those contracts with the shortest time to maturity. Back-month XRP futures contracts are those with longer times to maturity.

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●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
In order to maintain its exposure to futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.
The Fund expects to gain leveraged exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund seeks to provide investment results that correspond to the performance of XRP by primarily investing in XRP futures contracts. The Fund does not invest directly in or hold XRP. Investors seeking a direct investment in XRP should consider an investment other than the Fund. While the performance of XRP futures contracts, in general, has historically been highly correlated to the performance of “spot” XRP, there can be no guarantee that this will continue. “Spot” XRP refers to XRP that can be purchased immediately.
●XRP Market Volatility Risk – The price of XRP has historically been highly volatile. The value of the Fund’s investments in XRP futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of XRP and other digital assets have experienced significant volatility in recent periods and may continue to do so. Such volatility may persist.
●Liquidity Risk — The market for the XRP futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of XRP futures, which could decrease the correlation between the performance of XRP futures and spot XRP.
●XRP Futures Risk – The market for XRP futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the XRP futures market has grown substantially since XRP futures commenced trading, there can be no assurance that this growth will continue. The price for XRP futures contracts is based on a number of factors, including the supply of and the demand for XRP futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for XRP futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure

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to XRP futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like XRP futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of XRP futures contracts, in general, has historically been highly correlated to the performance of XRP. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of XRP futures contracts and decrease the correlation between the performance of XRP futures contracts and XRP, over short or even long-term periods. In the event that there are persistent disconnects between XRP and XRP futures, the Fund may not be able to obtain the desired leveraged exposure and may not be able to achieve its investment objective.
In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of XRP. To the extent the Fund is invested in back-month XRP future contracts, the performance of the Fund should be expected to deviate more significantly from the performance of XRP. Moreover, price differences between XRP and XRP futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in XRP, including larger losses or smaller gains.
●Cost of Futures Investment Risk – As discussed above, when a XRP futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a XRP futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling XRP futures is typically substantially higher than the price difference associated with rolling other futures contracts. XRP futures have historically experienced extended periods of contango. Contango in the XRP futures market may have a significant adverse impact on the performance of the Fund and may cause XRP futures and the Fund to underperform spot XRP. Both contango and backwardation would reduce the Fund’s correlation to spot XRP and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts.
●XRP Futures Capacity Risk – If the Fund’s ability to obtain leveraged exposure to XRP futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the XRP futures market, a disruption to the XRP futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to XRP futures contracts will cause the Fund’s performance to deviate from its investment objective. Additionally, the ability of the Fund to obtain leveraged exposure to XRP futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●XRP Risk – The Fund’s anticipated investments in XRP futures contracts exposes the Fund to the risks associated with an investment in XRP because the anticipated price of XRP futures is expected to be substantially based on the price of XRP. However, XRP futures contracts have been trading for a relatively short period of time and the degree of correlation between the XRP spot and the XRP futures market is yet to be established with a high degree of certainty. It is possible that the anticipated price of XRP futures may show a significant degree of correlation with the spot price of XRP.
XRP is a relatively new innovation and is subject to unique and substantial risks. The markets for XRP may be less liquid and more volatile than other markets for more established products. It may be difficult to execute an XRP trade at a specific price when there is a relatively small volume of buy and sell orders in the XRP market. A market disruption can also make it more difficult to liquidate a position or find a suitable counterparty at a reasonable cost.
The market for XRP is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for XRP may be the result of speculation. The value of XRP has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of XRP may artificially inflate or deflate the price of XRP and increase volatility.
The further development of the XRP Ledger and the acceptance and use of XRP may be subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the XRP Ledger or the

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acceptance of XRP may adversely affect the price and liquidity of XRP.
A network of independent validator nodes validate transactions on the XRP Ledger, a distributed ledger upon which XRP transactions are processed and settled. These nodes do not mine new blocks but instead participate in a consensus process to ensure transactions are valid and correctly ordered on the ledger. Any node can act as a validator, but for practical purposes, the XRP Ledger depends on a trusted set of validators known as the Unique Node List (the “UNL”). Each node maintains a UNL, which is a list of other validators that the node trusts. For the consensus process to work, there needs to be some overlap in the UNLs across different nodes.
If more than 20% of the validators on a server’s UNL disagree, the server stops validating new ledgers to avoid potential inconsistencies or attacks. If one or more malicious actors obtain control of greater than 20% of the validators on the XRP Ledger, those validators may cause the network to fail to reach a consensus and throw new transactions on the XRP Ledger into doubt. If a malicious actor took control of more than 80% of the validator nodes or the voting power on the most widely used UNLs, those validators would have the ability to manipulate the XRP Ledger, create and engage in invalid transactions, including by spending XRP that has already been spent, or by otherwise breaking the rules of the network.
A significant portion of XRP is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of XRP and these holders may have the ability to manipulate the price of XRP. For example, of the 100 billion XRP generated by the XRP Ledger’s code, the founders of Ripple Labs Inc., a corporation incorporated and existing under the laws of Delaware (“Ripple Labs”) retained 20 billion XRP, and the remaining 80 billion XRP were originally allocated to Ripple Labs.
XRP is subject to the risk of fraud, theft, manipulation, securities failures, and operational or other problems that impact XRP trading venues. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, XRP and XRP trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote XRP in a way that may artificially increase the price of XRP). Investors may be more exposed to the risk of theft, fraud, market manipulation, and operational failures than when investing in more traditional asset classes. Over the past several years, a number of XRP trading venues have been closed due to fraud, failure or security breaches. Investors in XRP may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.
Legal or regulatory changes may negatively impact the operation of the XRP network or restrict the use of XRP. For example, if XRP were determined or were expected to be determined to be offered and sold as a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in XRP, trading in XRP futures may become significantly more volatile and/or completely halted, and the value of an investment in the Fund could decline significantly and without warning, including to zero.
In addition, digital asset trading venues and other participants may have significant exposure to other digital assets. Instability in the price, availability, or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the XRP network. As a result, events that are not necessarily related to the security or utility of XRP can nonetheless cause a significant decline in the price of XRP (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022). Additionally, the XRP network, including the code of smart contracts running on the XRP network, may contain flaws that can be, and have been, exploited by attackers (e.g., the exploit of The DAO’s smart contract in June 2016 that resulted in a permanent hard fork).
The realization of any of these risks could result in a decline in the acceptance of XRP and consequently a reduction in the value of XRP, XRP futures, and the Fund.
Finally, the creation of a “fork” (as described above) or a substantial giveaway of XRP (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of XRP, XRP futures, and the Fund. A fork may be intentional.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Derivatives Risk — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the

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Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Active Management Risk — The Fund is actively managed and its performance reflects the investment decisions that ProShare Advisors makes for the Fund. ProShare Advisors’ judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform or have negative returns as compared to other funds with a similar investment objective and/or strategies.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining leveraged exposure to XRP futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circum stances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objectives, Principal Investment Strategies and Related Risks

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This section contains additional details about each Fund’s investment objective, principal investment strategies and related risks.
Investment Objectives
Bitcoin ETF
The Fund seeks investment results, before fees and expenses, that correspond to the performance of bitcoin. The Fund currently seeks to achieve this objective primarily through investments in bitcoin futures contracts. The Fund does not invest directly in bitcoin.
Bitcoin & Ether Equal Weight ETF
The Fund seeks investment results, before fees and expenses, that correspond to the performance of an equal weight basket of bitcoin and ether. The Fund currently seeks to achieve this objective primarily through investments in bitcoin and ether futures contracts. The Fund does not invest directly in bitcoin or ether.
Bitcoin & Ether Market Cap Weight ETF
The Fund seeks investment results, before fees and expenses, that correspond to the performance of a market-capitalization weighted basket of bitcoin and ether. The Fund currently seeks to achieve this objective primarily through investments in bitcoin and ether futures contracts. The Fund does not invest directly in bitcoin or ether.
CoinDesk 20 Crypto ETF
The ProShares CoinDesk 20 Crypto ETF seeks investment results, before fees and expenses, that correspond to the performance of the CoinDesk 20 Index (the “Index”). The Fund’s investment objective is non-fundamental, meaning that it may be changed by the Board of Trustees (the “Board”) of ProShares Trust (the “Trust”), without the approval of Fund shareholders. The Fund reserves the right to substitute a different index for the Index without shareholder approval.
Ether ETF
The Fund seeks investment results, before fees and expenses, that correspond to the performance of ether. The Fund currently seeks to achieve this objective primarily through investments in ether futures contracts. The Fund does not invest directly in ether.
Solana ETF
The Fund seeks investment results, before fees and expenses, that correspond to the performance of Solana (SOL). The Fund currently seeks to achieve this objective primarily through investments in Solana (SOL) futures contracts. The Fund does not invest directly in Solana (SOL).
XRP ETF
The Fund seeks investment results, before fees and expenses, that correspond to the performance of XRP. The Fund currently seeks to achieve this objective primarily through investments in XRP futures contracts. The Fund does not invest directly in XRP.
Short Bitcoin ETF, Short Ether ETF, Ultra Bitcoin ETF, Ultra Ether ETF, UltraShort Bitcoin ETF, UltraShort Ether ETF, Ultra Solana ETF, and Ultra XRP ETF
Each Fund is a “Geared Fund” in the sense that it is designed to seek daily investment results, before fees and expenses, that correspond to the daily performance of a daily benchmark such as the inverse (-1x), multiple (i.e., 2x), or inverse multiple (i.e., -2x) of the daily performance of an index (the “Daily Target”) for a single day, not for any other period. The “Short Funds” (i.e., the Funds that have the prefix “Short” or “UltraShort” in their names) are designed to correspond to the inverse or an inverse multiple of the daily performance of an index. The “Ultra Funds” (i.e., the Funds that have the prefix “Ultra” in their names) are designed to correspond to a multiple of the daily performance of an index. The Funds do not seek to achieve their stated investment objectives over a period of time greater than a single day. A “single day” is measured from the time a Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation.
The return of a Fund for periods longer than a day is the product of a series of daily leveraged returns for each trading day during that period. If you hold Fund shares for any period other than a day, it is important for you to understand the risks and long-term performance of a daily objective fund. You should know that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
For periods longer than a day, you will lose money if the Index’s performance is flat. It is possible that you will lose money invested in a Short Fund even if the value of the Index falls during that period or money invested in an Ultra Fund even if the value of the Index rises during that period. Returns may move in the opposite direction of the Index during periods of higher Index volatility, low Index returns, or both. In addition, during periods of higher Index volatility, the Index volatility may affect your return as much or more than the return of the Index.
Investment in a Fund involves risks that are different from and additional to the risks of investments in other types of funds. An investor in a Fund could potentially lose the full value of their investment within a single day.

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Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees (“Board”), without the approval of Fund shareholders.
Principal Investment Strategies
Bitcoin ETF
The Fund seeks to achieve its investment objective primarily through managed exposure to bitcoin futures contracts. In this manner, the Fund seeks to provide investment results that correspond to the performance of bitcoin. The Fund does not invest directly in bitcoin.
Bitcoin & Ether Equal Weight ETF
The Fund seeks to achieve its investment objective primarily through managed exposure to bitcoin and ether futures contracts. In this manner, the Fund seeks to provide investment results that correspond to the performance of an equal weight basket of bitcoin and ether, although the Fund does not invest directly in bitcoin or ether.
Each month the Fund will invest half its assets in instruments providing bitcoin futures exposure and the other half in instruments providing ether exposure. Bitcoin and ether futures contracts are replaced or “rolled” each month to the next month’s contract prior to expiration. The Fund’s equal weight exposure is reestablished each month in connection with the rolling of bitcoin and ether futures.
As of May 31, 2026, the market capitalization of bitcoin and ether was [88]% and [12]%, respectively. Market-capitalization is determined by multiplying the price of bitcoin or ether by the amount in circulation (i.e., the total amount mined or minted and available for use).
Bitcoin & Ether Market Cap Weight ETF
The Fund seeks to achieve its investment objective primarily through managed exposure to bitcoin and ether futures contracts. In this manner, the Fund seeks to provide investment results that correspond to the performance of a market-capitalization weighted basket of bitcoin and ether, although the Fund does not invest directly in bitcoin or ether.
Each month the Fund will invest its assets in proportion to the market-capitalization of bitcoin and ether. Market-capitalization is determined by multiplying the price of bitcoin or ether by the amount in circulation (i.e., the total amount mined or minted and available for use). As of May 31, 2026, the market capitalization of bitcoin and ether was [88]% and [12]%, respectively. Bitcoin and ether futures contracts are replaced or “rolled” each month to the next month’s contract prior to expiration. The Fund’s market-capitalization weighted exposure is reestablished each month in connection with the rolling of bitcoin and ether futures.
CoinDesk 20 Crypto ETF
In seeking to achieve the Fund’s investment objective, ProShare Advisors LLC (“ProShare Advisors” or the “Advisor”)
takes into consideration, among other things, the relative liquidity of and costs associated with crypto assets, as applicable, as well as regulatory requirements imposed by the Securities and Exchange Commission, the CFTC, the listing exchanges and the Internal Revenue Service. The Fund generally seeks to remain fully invested at all times in investments that, in combination, provide exposure to crypto assets without regard to market conditions, trends, or direction.
The Fund does not take temporary defensive positions. The Fund will generally hold its crypto asset-related investments during periods in which the value of crypto assets is flat or declining as well as during periods in which the value of crypto assets is rising. For example, if a Fund’s crypto asset-related investments are declining in value, the Fund generally will not exit its positions except as needed to meet redemption requests.
Ether ETF
The Fund seeks to achieve its investment objective primarily through managed exposure to ether futures contracts. In this manner, the Fund seeks to provide investment results that correspond to the performance of ether, although the Fund does not invest directly in ether.
Solana ETF
The Fund seeks to achieve its investment objective primarily through managed exposure to Solana (SOL) futures contracts. In this manner, the Fund seeks to provide investment results that correspond to the performance of Solana (SOL), although the Fund does not invest directly in Solana (SOL). The Fund measures the performance of Solana (SOL) using the Bloomberg Solana Index.
XRP ETF
The Fund seeks to achieve its investment objective primarily through managed exposure to XRP futures contracts. In this manner, the Fund seeks to provide investment results that correspond to the performance of XRP, although the Fund does not invest directly in XRP. The Fund measures the performance of XRP using the Bloomberg XRP Index.
In seeking to achieve each Fund’s investment objective, ProShare Advisors LLC (“ProShare Advisors” or the “Advisor”) takes into consideration, among other things, the relative liquidity of and costs associated with crypto futures contracts, as applicable, as well as regulatory requirements imposed by the Securities and Exchange Commission, the CFTC, the listing exchanges and the Internal Revenue Service. Each Fund generally seeks to remain fully invested at all times in investments that, in combination, provide exposure consistent with its investment objective without regard to market conditions, trends, or direction.
Each Fund does not take temporary defensive positions. Each Fund will generally hold its crypto-related investments during periods in which the value of crypto is flat or declining as well

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as during periods in which the value of crypto is rising. For example, if the Fund’s crypto-related investments are declining in value, the Fund generally will not exit its positions except as needed to meet redemption requests.
Short Bitcoin ETF, Short Ether ETF, Ultra Bitcoin ETF, Ultra Ether ETF, UltraShort Bitcoin ETF, UltraShort Ether ETF, Ultra Solana ETF, Ultra XRP ETF
In seeking to achieve each Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to correspond to the inverse (-1x), multiple (i.e., 2x), or inverse multiple (i.e., -2x) of the daily performance of its index. Each Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its index or in financial instruments that provide similar exposure.
Each Fund employs various investment techniques designed to achieve their respective investment objectives. These techniques are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs to maintain a high correlation with, and similar aggregate characteristics to, the index or inverse of the index, or multiple thereof, as applicable.
ProShare Advisors does not invest the assets of a Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of a Fund. Each Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its index consistent with its investment objective, without regard to market conditions, trends, direction, or the financial condition of a particular issuer. The Funds do not take temporary defensive positions.
On a daily basis, each Fund will seek to position its portfolio so that such Fund’s investment exposure is consistent with its investment objective. In general, changes to the level of a Fund’s index each day will determine whether such Fund’s portfolio needs to be repositioned. For example, if a Short Fund’s index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units Issued). As a result, the Fund’s short exposure will need to be decreased. Conversely, if the index has fallen on a given day, net assets of the Short Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s short exposure will need to be increased. Similarly, if an Ultra Fund’s index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the index has fallen on a given day, net assets of the Ultra Fund should fall. As a result, the Fund’s exposure will need to be decreased.
The time and manner in which a Fund rebalances its portfolio may vary from day to day at the sole discretion of ProShare
Advisors depending upon market conditions and other circumstances. If for any reason a Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, a Fund may have investment exposure to its underlying index that is significantly greater or less than its stated multiple. As a result, a Fund may be more or less exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.
Crypto Assets
A crypto asset is generally considered to be a digital representation of something of value, for which ownership is verified and recorded on a distributed ledger. Some crypto assets may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. Many crypto assets are designed to be transferred on a peer-to-peer basis using a distributed ledger without the need for a central authority. Transfers of those crypto assets are generally built on a foundation of encryption and cryptography and are validated using a consensus mechanism. Other crypto assets use similar technology to for other business purposes. These assets are very new and their definition and usage is continuing to evolve.
Crypto Asset Public Blockchain
Each crypto asset will have a public blockchain, sometimes referred to as a network, that is collectively maintained by its participants. Anyone can be a participant in a public blockchain and may run a node, run mining software or hardware, access a wallet and transact as long as they follow the rules of the blockchain. Developments related to a crypto asset’s operations, also contribute to price volatility. These factors may continue to cause the price of crypto assets to be volatile, which may have a negative impact on the performance of a Fund.
Crypto Asset Governance
Each crypto asset will have its own rules, either predefined by a formal protocol or community evolved that dictate how a change to the blockchain is accepted and implemented. As there is no central authority on a public blockchain, these governance rules rely on the concept of network governance, i.e., the idea that the participants in the network will evaluate any potential changes to the rules and implement them if they believe they are worthwhile. Public blockchains are usually open source projects with the core developers being made up of a dedicated community of people who have devoted time and built up expertise in the protocol. These developers may carry a lot of credibility and influence within the community and typically champion proposed changes but still need to convince other participants that their change is for the good of the protocol.
Changes made to a protocol can have profound effects on the nature of a crypto asset, not only on its functionality and use case but on community that uses and supports the protocol.

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Several crypto assets that exist today are the result of a part of a community disagreeing on desired change and splitting off from the core to implement the change.
Anyone involved in a given crypto asset should be aware of the governance model and have a view on its strengths and potential for changes in the future.
Proof-of-Stake
Proof-of-stake is a type of consensus mechanism used by blockchain networks to achieve consensus across the participants on the blockchain. Consensus mechanism in the blockchain is a system that validates a transaction and marks it as authentic.
A Proof-of-Stake consensus mechanism requires users to stake their crypto asset to become a validator in the network. Validators are responsible for the same things as miners in proof-of-work: ordering transactions and creating new blocks so that all nodes can agree on the state of the network. Validators are chosen at random to create blocks are responsible for checking and confirming blocks they don’t create, these validators are rewarded with newly created crypto asset units.
A user’s stake is also used as a way to incentivize good validator behavior. In general proof-of-stake blockchain have a reward and penalty mechanism. Reward and penalty mechanisms are designed to incentivize validator responsibility and network collaboration. Bad validator behavior such as dishonest validations, double signing and inactivity may be subject to a penalty depending on the specific protocol.
Crypto Futures
A futures contract is a standardized contract traded on, or subject to the rules of, an exchange to buy or sell a specified type and quantity of a particular underlying asset at a designated price. Each Fund invests in standardized, cash-settled crypto futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). Futures contracts are traded on a wide variety of underlying assets, including crypto, bonds, interest rates, agricultural products, stock indexes, currencies, digital assets, energy, metals, economic indicators and statistical measures. The contract unit (i.e., the total amount of the underlying asset referenced in each futures contract) and calendar term of futures contracts on a particular underlying asset are identical and are not subject to any negotiation, other than with respect to price and the number of contracts traded between the buyer and seller. Futures contracts expire on a designated date, referred to as the “expiration date.”
Each Fund’s ability to invest in crypto futures contracts is subject to regulatory limitations, limitations imposed by listing exchanges and in some instances, limitations imposed by FCMs (e.g., margin requirements, position limits, and accountability levels). Position limits are predetermined maximum levels of futures that can be owned or controlled by a market participant. An accountability level is a threshold of futures holdings established by an exchange that, once met, subjects a market participant to greater scrutiny, such as providing information to the exchange about a Fund and its futures positions and the possibility that the exchange would prevent the Fund from increasing the size of its crypto futures position or require it to decrease its position in crypto futures contracts. Each Fund’s futures positions may be aggregated with those held by certain of its affiliates for purposes of applying position limits and accountability levels, meaning that the amount of crypto futures held by certain affiliates of the Fund could affect the Fund’s ability to enter into additional crypto futures contracts or subject the Fund to a requirement to decrease its position in crypto futures contracts. Margin requirements specify the minimum amount of cash required to be deposited with an FCM for open futures contracts.
Each Fund generally deposits cash (also known as “margin”) with an FCM for its open positions in futures contracts. The margin requirements or position limits may be based on the notional exposure (i.e., the total dollar value of exposure a Fund has to the asset that underlies the futures contract) of the futures contracts or the number of futures contracts purchased. The FCM, in turn, generally transfers such deposits to the clearing house to protect the clearing house against non-payment by each Fund. “Variation Margin” is the amount of cash that each party agrees to pay to or receive from the other to reflect the daily fluctuation in the value of the futures contract. The clearing house becomes substituted for each counterparty to a futures contract and, in effect, guarantees performance. In addition, the FCM may require a Fund to deposit additional collateral in excess of the clearing house’s requirements for the FCM’s own protection. Margin requirements for crypto futures are substantially higher than margin requirements for many other types of futures contracts.
CME Bitcoin Futures commenced trading on the CME Globex electronic trading platform on December 17, 2017, under the ticker symbol “BTC.” CME Micro Bitcoin Futures commenced trading on the CME Globex electronic trading platform on May 3, 2021, under the ticker symbol “MBT.” CME Bitcoin Futures and CME Micro Bitcoin Futures are cash-settled in U.S. dollars, based on the CME CF Bitcoin Reference Rate (“BRR”). The CME CF Bitcoin Reference Rate is a volume-weighted composite of U.S. dollar-bitcoin trading activity on spot bitcoin trading venues selected by an oversight committee established by the CME and CF Benchmarks, the administrator of the CME CF Bitcoin Reference Rate, based on predefined criteria established by CF Benchmarks and approved by the oversight committee. As of [August 31, 2026], the trading venues included in the BRR are Bitstamp, Bullish Exchange, Coinbase, Crypto.com, ItBit, Kraken, Gemini, and LMAX Digital. The criteria require, among other things, each selected trading venue to have implemented policies and procedures designed to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. The selected trading venues are not registered exchanges and are not subject to the regulation and supervision of a federal financial markets regulator. Each

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selected trading venue is reviewed annually by an oversight committee established by CF Benchmarks to confirm that the selected trading venue continues to meet all criteria. CF Benchmarks and the BRR are subject to United Kingdom Financial Conduct Authority Regulation.
CME Ether Futures commenced trading on the CME, a CFTC registered futures exchange, on February 8, 2021, under the ticker symbol “ETH”. CME Ether Futures are cash-settled in U.S. dollars, based on the CME CF Ether Reference Rate. The CME CF Ether Reference Rate is a volume-weighted composite of U.S. dollar-ether trading activity on spot ether trading venues selected by an oversight committee established by the CME and CF Benchmarks, the administrator of the CME CF Ether Reference Rate, based on predefined criteria established by CF Benchmarks and approved by the oversight committee. As of [August 31, 2026], the trading venues included in the BRR are Bitstamp, Bullish Exchange, Coinbase, Crypto.com, ItBit, Kraken, Gemini, and LMAX Digital. The criteria require, among other things, each selected trading venue to have implemented policies and procedures designed to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. The selected trading venues are not registered exchanges and are not subject to the regulation and supervision of a federal financial markets regulator. Each selected trading venue is reviewed annually by an oversight committee established by CF Benchmarks to confirm that the selected trading venue continues to meet all criteria. CF Benchmarks and the CME CF Ether Reference Rate are subject to United Kingdom Financial Conduct Authority Regulation.
Coinbase Bitcoin Futures commenced trading on the Coinbase Derivatives trading platform on June 5, 2023, under the ticker symbol “BTI.” Coinbase Bitcoin Futures are cash-settled in U.S. dollars, based on the MarketVector Coinbase Bitcoin Benchmark Rate. The MarketVector Coinbase Bitcoin Benchmark Rate is a volume-weighted composite of U.S. dollar-bitcoin trading activity on the Coinbase digital asset exchange. The Coinbase digital asset exchange implements policies and procedures to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. Additionally, the Coinbase digital asset exchange complies with, among other things, capital market regulations, money transmission regulations, client money custody regulations, know-your-client regulations and anti-money laundering regulations.
Coinbase Ether Futures commenced trading on the Coinbase Derivatives trading platform on June 5, 2023, under the ticker symbol “ETI.” Coinbase Ether Futures are cash-settled in U.S. dollars, based on the MarketVector Coinbase Ethereum Benchmark Rate. The MarketVector Coinbase Ethereum Benchmark Rate is a volume-weighted composite of U.S. dollar-ether trading activity on the Coinbase digital asset exchange. The Coinbase digital asset exchange implements policies and procedures to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. Additionally, the Coinbase digital asset exchange complies with, among other things, capital market regulations, money transmission regulations, client money custody regulations, know-your-client regulations and anti-money laundering regulations.
Rolling of the Crypto Futures
Futures contracts expire on a designated date, referred to as the “expiration date.” Each Fund generally seeks to invest in “front-month” CME Bitcoin Futures contracts and/or CME Ether Futures contracts, as applicable, but may invest in back-month, cash-settled bitcoin futures contracts and/or ether futures contracts listed for trading on exchanges other than CME. “Front-month” contracts are the monthly contracts with the nearest expiration date. Back-month contracts are those with longer times to maturity. CME Bitcoin Futuress and CME Ether Futures are cash-settled on their expiration date unless they are “rolled” prior to expiration, as applicable. Each Fund intends to “roll” its CME Bitcoin Futures and/or CME Ether Futures prior to expiration, as applicable. Typically, the Fund will roll to the next “nearby” CME Bitcoin Futures and/or CME Ether Futures, as applicable. The “nearby” contracts are those contracts with the next closest expiration date.
Reverse Repurchase Agreements
Each Fund may engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve its investment objective. Reverse repurchase agreements involve sales by a Fund of portfolio assets (typically U.S. Treasuries) for cash concurrently with an agreement by the Fund to repurchase those same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a Fund will be able to keep the interest income associated with those portfolio securities.
Investment in the Cayman Subsidiary
Each Fund expects to gain exposure to crypto futures contracts by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The wholly-owned subsidiary will be managed and advised by ProShare Advisors and overseen by the Fund’s board of directors.
Additional Crypto-Related Investments
ProShares Bitcoin ETF
If the Fund is unable to obtain the desired exposure to bitcoin futures contracts because it is approaching or has exceeded position limits or accountability levels or because of liquidity or other constraints, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include among other things, investing in equity securities of “bitcoin-related companies” or investing

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in other U.S. investment companies that provide investment exposure to bitcoin futures contracts or bitcoin-related companies. For these purposes, bitcoin-related companies are companies listed on a U.S. stock exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of bitcoin or bitcoin futures. For example, the Fund may invest in U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms.
In addition, the Fund may enter into swap agreements that provide exposure to bitcoin or bitcoin futures. A swap agreement is a contract where two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark.
The Fund may also invest in the securities of exchange traded funds or “ETFs”, organized and listed for trading in the U.S. Shares of these ETFs represent an interest in a portfolio of bitcoin futures and/or “spot” bitcoin. The U.S. ETFs that hold spot bitcoin are not regulated under the Investment Company Act of 1940 and therefore the Fund’s investments in these vehicles will not benefit from the protections and restrictions of that law.
ProShares Bitcoin & Ether Equal Weight ETF
If the Fund is unable to obtain the desired exposure to crypto futures contracts because it is approaching or has exceeded position limits or accountability levels or because of liquidity or other constraints, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include among other things, investing in equity securities of “crypto-related companies” or investing in other U.S. investment companies that provide investment exposure to crypto futures contracts or crypto-related companies. For these purposes, crypto-related companies are companies listed on a U.S. stock exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of bitcoin, ether, bitcoin futures, or ether futures. For example, the Fund may invest in U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms.
ProShares Bitcoin & Ether Market Cap Weight ETF
If the Fund is unable to obtain the desired exposure to crypto futures contracts because it is approaching or has exceeded position limits or accountability levels or because of liquidity or other constraints, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include among other things, investing in equity securities of “crypto-related companies” or investing in other U.S. investment companies that provide investment exposure to crypto futures contracts or crypto-related companies. For these purposes, crypto-related companies are companies listed on a U.S. stock exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of bitcoin, ether, bitcoin futures, or ether futures. For example, the Fund may invest in
U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms.
ProShares CoinDesk 20 Crypto ETF
If the Fund is unable to obtain the desired exposure to the Index for any reason, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include among other things, investing in crypto futures contracts, equity securities of “crypto asset-related companies” or investing in other U.S. investment companies that provide investment exposure to crypto futures contracts or crypto asset-related companies. For these purposes, crypto asset-related companies are companies that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of crypto assets. For example, the Fund may invest in U.S. listed companies engaged in crypto asset mining or offering crypto asset trading platforms.
ProShares Ether ETF
If the Fund is unable to obtain the desired exposure to ether futures contracts because it is approaching or has exceeded position limits or accountability levels or because of liquidity or other constraints, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include among other things, investing in equity securities of “ether-related companies” or investing in other U.S. investment companies that provide investment exposure to ether futures contracts or ether-related companies. For these purposes, ether-related companies are companies listed on a U.S. stock exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of ether or ether futures. For example, the Fund may invest in U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms.
ProShares Short Bitcoin ETF
If the Fund is unable to obtain the desired exposure to bitcoin futures contracts because it is approaching or has exceeded position limits or accountability levels or because of liquidity or other constraints, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. For the Fund, this may include shorting equity securities of “bitcoin-related companies.” For these purposes, bitcoin-related companies are companies listed on a U.S. stock exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of bitcoin or bitcoin futures. For example, the Fund may invest in U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms.
ProShares Short Ether ETF
If the Fund is unable to obtain the desired exposure to ether futures contracts because it is approaching or has exceeded position limits or accountability levels or because of liquidity or other constraints, ProShare Advisors intends to take such

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action as it believes appropriate and in the best interest of the Fund. This may include shorting equity securities of “ether-related companies.” For these purposes, ether-related companies are companies listed on a U.S. stock exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of ether or ether futures. For example, the Fund may short the securities of U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms.
ProShares Ultra Bitcoin ETF and ProShares UltraShort Bitcoin ETF
If a Fund is unable to obtain the desired exposure to bitcoin, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include among other things, investing in cash-settled bitcoin futures contracts traded on the Chicago Mercantile Exchange or other instruments that provide exposure to bitcoin or bitcoin futures.
With respect to ProShares Ultra Bitcoin ETF, the Fund may also invest in U.S. ETFs that provide exposure to bitcoin. As of the date of this prospectus, Spot Bitcoin ETFs are not regulated under the Investment Company Act of 1940 and their sponsors may not be registered under the Investment Advisers Act of 1940. Therefore, the Fund’s investments in these vehicles will not benefit from the protections and restrictions of those laws.
ProShares Ultra Ether ETF and ProShares UltraShort Ether ETF
If a Fund is unable to obtain the desired exposure to ether, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include among other things, investing in equity securities of “ether-related companies” or investing in or shorting other U.S. investment companies that provide investment exposure to ether futures contracts or ether-related companies. For these purposes, ether-related companies are companies listed on a U.S. stock exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of ether or ether futures. For example, a Fund may invest in U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms.
With respect to ProShares Ultra Ether ETF, the Fund may also invest in U.S. ETFs that provide exposure to ether. As of the date of this prospectus, Spot Ether ETFs are not regulated under the Investment Company Act of 1940 and their sponsors may not be registered under the Investment Advisers Act of 1940. Therefore, the Fund’s investments in these vehicles will not benefit from the protections and restrictions of those laws.
ProShares Solana ETF and ProShares Ultra Solana ETF
If a Fund is unable to obtain the desired exposure to Solana (SOL) through futures contracts because it is approaching or has exceeded position limits or accountability levels or because of liquidity or other constraints, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include among other things, investing in equity securities of “Solana (SOL)-related companies” or investing in other U.S. investment companies that provide investment exposure to Solana (SOL) futures contracts or Solana (SOL)-related companies. For these purposes, Solana (SOL)-related companies are companies listed on a U.S. stock exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of Solana (SOL) or Solana (SOL) futures. For example, a Fund may invest in U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms.
In addition, with respect to ProShares Ultra Solana ETF, the Fund may also invest in U.S. listed ETFs that provide exposure to Solana (SOL) futures. Each Fund may enter into swap agreements that provide exposure to Solana (SOL) or Solana (SOL) futures. In the future, the Funds may seek to obtain the desired exposure to Solana (SOL) by investing in U.S. listed ETFs that hold Solana (SOL) or by entering into swap agreements that use such ETFs as a reference asset. U.S. listed ETFs that hold Solana (SOL) are not expected to be regulated under the Investment Company Act of 1940 and their sponsors may not be registered under the Investment Advisers Act of 1940. Therefore, a Fund’s investments in these vehicles will not benefit from the protections and restrictions of those laws. As of the date of this Prospectus, there are no U.S. listed ETFs that hold Solana (SOL).
ProShares Ultra XRP ETF and ProShares XRP ETF
If a Fund is unable to obtain the desired exposure to XRP through futures contracts because it is approaching or has exceeded position limits or accountability levels or because of liquidity or other constraints, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include among other things, investing in equity securities of “XRP-related companies” or investing in other U.S. investment companies that provide investment exposure to XRP futures contracts or XRP-related companies. For these purposes, XRP-related companies are companies listed on a U.S. stock exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of XRP or XRP futures. For example, a Fund may invest in U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms.
In addition, with respect to ProShares Ultra XRP ETF, the Fund may also invest in U.S. listed ETFs that provide exposure to XRP futures. Each Fund may enter into swap agreements that provide exposure to XRP or XRP futures. In the future, the Funds may seek to obtain the desired exposure to XRP by investing in U.S. listed ETFs that hold XRP or by entering into swap agreements that use such ETFs as a reference asset. U.S. listed ETFs that hold XRP are not expected to be regulated under the Investment Company Act of 1940 and their sponsors may not be registered under the Investment Advisers Act

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of 1940. Therefore, a Fund’s investments in these vehicles will not benefit from the protections and restrictions of those laws. As of the date of this Prospectus, there are no U.S. listed ETFs that hold XRP.
Additional Information Regarding Spot Bitcoin ETFs Used as Reference Assets for Swap Agreements
A Fund may gain exposure to bitcoin by entering into one or more swap agreements that use a Spot Bitcoin ETF as the reference asset. You can see each Fund’s portfolio holdings, including the ticker symbol of the Spot Bitcoin ETF that is the reference asset of any swap agreement entered into by the Fund, each day on the Fund’s website (www.proshares.com).
The Funds do not seek exposure to any particular Spot Bitcoin ETF and may have exposure to the performance of one or more Spot Bitcoin ETFs through swap transactions. The Funds may only have exposure to a single Spot Bitcoin ETF based on availability and market conditions (e.g., the liquidity of a particular Spot Bitcoin ETFs). The value of each Fund’s swap transactions is based on the market price of the Spot Bitcoin ETF that is the reference asset underlying such transaction.
Spot Bitcoin ETFs generally seek to track the performance of spot bitcoin (as measured by a relevant index), before the payment of expenses and liabilities of the Spot Bitcoin ETF. In seeking its objective, a Spot Bitcoin ETF will generally only hold bitcoin and a small amount of cash to manage expenses. As a result, a Spot Bitcoin ETF is subject to the risks of bitcoin (as described elsewhere in this Prospectus) and risks due to its concentration of investments in a single asset. A custodian will hold all the Spot Bitcoin ETF’s bitcoin on behalf of the ETF. A Spot Bitcoin ETF does not purchase or sell bitcoin other than in connection with the creation and redemption of shares or to pay certain expenses, which are facilitated by a prime broker with whom the Spot Bitcoin ETF contracts.
Each Spot Bitcoin ETF utilizes an underlying bitcoin index and retains service providers. While some Spot Bitcoin ETFs may have the same index and service providers, events that adversely affect a particular index (e.g., failure to track the spot bitcoin prices) or service provider (e.g., theft of bitcoin held in custody) may adversely affect the Spot Bitcoin ETF that tracks that index or uses that service provider while other Spot Bitcoin ETFs that do not track the same index or use the same service provider may not be affected by such events. Spot Bitcoin ETFs charge different fees and may perform differently from one another. The inability of authorized participants and market makers to hedge their bitcoin exposure and other factors may also adversely affect the liquidity of shares of the Spot Bitcoin ETF and the value of an investment in such shares. In each case, any event that affects the value of the Spot Bitcoin ETF used as a reference asset on a swap entered into by the Fund will affect the value of that swap agreement and the performance of the Fund. Spot Bitcoin ETFs are relatively new entities with limited operating histories. Unlike the Funds, Spot Bitcoin ETFs are not registered as investment companies under the 1940 Act.
The following are examples of Spot Bitcoin ETFs that may serve as reference assets on swaps entered into by the Funds. Shares of Spot Bitcoin ETFs are listed and trade on an exchange. The Spot Bitcoin ETFs are subject to the information requirements of the Securities Exchange Act of 1934; information provided to or filed with the U.S. Securities and Exchange Commission (“SEC”) by a Spot Bitcoin ETF can be located by reference to the Spot Bitcoin ETF’s SEC file number through the SEC’s website at www.sec.gov. In addition, each Spot Bitcoin ETF discloses its portfolio holdings each day on the Spot Bitcoin ETF’s website. Neither Fund undertakes to use any specific Spot Bitcoin ETF as the reference asset on swaps that the Fund may use to achieve its investment objective. The Spot Bitcoin ETFs that serve as reference assets may change from time to time. During some periods of time (including extended periods of time), each Fund expects to have exposure to bitcoin through a swap that uses a single Spot Bitcoin ETF as the reference asset.
Spot Bitcoin ETF	Listing Exchange	Ticker Symbol	SEC File Number
ARK 21Shares Bitcoin ETF	Cboe BZX Exchange, Inc	ARKB	333-257474
Bitwise Bitcoin ETF	NYSE Arca, Inc.	BITB	333-287903
Fidelity® Wise Origin® Bitcoin Fund	Cboe BZX Exchange, Inc	FBTC	333-287548
Grayscale Bitcion Trust	NYSE Arca, Inc.	GBTC	333-275079
iShares Bitcoin Trust	Nasdaq Stock Market LLC	IBIT	333-272680
Additional Information Regarding Spot Ether ETFs Used as Reference Assets for Swap Agreements
A Fund may gain exposure to ether by entering into one or more swap agreements that use a Spot Ether ETF as the reference asset. You can see each Fund’s portfolio holdings, including the ticker symbol of the Spot Ether ETF that is the reference asset of any swap agreement entered into by the Fund, each day on the Fund’s website (www.proshares.com).
The Funds do not seek exposure to any particular Spot Ether ETF and may have exposure to the performance of one or more Spot Ether ETFs through swap transactions. The Funds may only have exposure to a single Spot Ether ETF based on availability and market conditions (e.g., the liquidity of a particular Spot Ether ETFs). The value of each Fund’s swap transactions is based on the market price of the Spot Ether ETF that is the reference asset underlying such transaction.
Spot Ether ETFs generally seek to track the performance of spot ether (as measured by a relevant index), before the payment of expenses and liabilities of the Spot Ether ETF. In seeking its objective, a Spot Ether ETF will generally only hold ether and a small amount of cash to manage expenses. As a result, a Spot Ether ETF is subject to the risks of ether (as described elsewhere in this Prospectus) and risks due to its concentration of investments in a single asset. A custodian will hold all the Spot Ether ETF’s ether on behalf of the ETF. A Spot Ether ETF does not purchase or sell ether other than in

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connection with the creation and redemption of shares or to pay certain expenses, which are facilitated by a prime broker with whom the Spot Ether ETF contracts.
Each Spot Ether ETF utilizes an underlying ether index and retains service providers. While some Spot Ether ETFs may have the same index and service providers, events that adversely affect a particular index (e.g., failure to track the spot ether prices) or service provider (e.g., theft of ether held in custody) may adversely affect the Spot Ether ETF that tracks that index or uses that service provider while other Spot Ether ETFs that do not track the same index or use the same service provider may not be affected by such events. Spot Ether ETFs charge different fees and may perform differently from one another. The inability of authorized participants and market makers to hedge their ether exposure and other factors may also adversely affect the liquidity of shares of the Spot Ether ETF and the value of an investment in such shares. In each case, any event that affects the value of the Spot Ether ETF used as a reference asset on a swap entered into by the Fund will affect the value of that swap agreement and the performance of the Fund. Spot Ether ETFs are relatively new entities with limited operating histories. Unlike the Funds, Spot Ether ETFs are not registered as investment companies under the 1940 Act.
The following are examples of Spot Ether ETFs that may serve as reference assets on swaps entered into by the Funds. Shares of Spot Ether ETFs are listed and trade on an exchange. The Spot Ether ETFs are subject to the information requirements of the Securities Exchange Act of 1934; information provided to or filed with the U.S. Securities and Exchange Commission (“SEC”) by a Spot Ether ETF can be located by reference to the Spot Ether ETF’s SEC file number through the SEC’s website at www.sec.gov. In addition, each Spot Ether ETF discloses its portfolio holdings each day on the Spot Ether ETF’s website. Neither Fund undertakes to use any specific Spot Ether ETF as the reference asset on swaps that the Fund may use to achieve its investment objective. The Spot Ether ETFs that serve as reference assets may change from time to time. During some periods of time (including extended periods of time), each Fund expects to have exposure to ether through a swap that uses a single Spot Ether ETF as the reference asset.
Spot Ether ETF	Listing Exchange	Ticker Symbol	SEC File Number
iShares Ethereum Trust ETF	The Nasdaq Stock Market LLC	ETHA	333-275583
Grayscale Ethereum Trust ETF	NYSE Arca, Inc.	ETHE	333-278880
Fidelity Ethereum Fund	Cboe BZX Exchange, Inc.	FETH	333-278249

Please see “Principal Investment Strategies” in each Fund’s Summary Prospectus for more detail about the financial instruments in which the Fund invests.
Additional Information Regarding Principal Risks
Like all investments, investing in a Fund entails risks. The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are described in each Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which a Fund may be subjected, is provided below and under the section titled “Other Risks.” The principal risks are intended to provide information about the factors likely to have a significant adverse impact on a Fund’s returns and consequently the value of an investment in a Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The Statement of Additional Information (“SAI”) contains additional information about each Fund, investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.
While the realization of certain of these risks may benefit the Short Funds (including the Short (-1x) and UltraShort (-2x) Funds) because these Funds seek daily investment results, before fees and expenses, that correspond to the inverse or a multiple of the inverse of their respective Index, such occurrences may introduce more volatility to these Funds and have a negative impact on Fund performance.
●Crypto Risk – Investments linked to crypto present unique and substantial risks. Such investments can be highly volatile compared to investments in traditional assets and a Fund may experience sudden and large losses. The markets for crypto may become illiquid. These markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events, wars, acts of terrorism, natural disasters (including disease, epidemics and pandemics), legislative and regulatory events, and changes in interest rates or inflation rates. An investor should be prepared to lose the full principal value of their investment suddenly and without warning. Trading and investing in assets linked to crypto are generally not based on fundamental investment analysis.
A number of factors impact the price and market for crypto.
○Supply and demand for crypto – It is believed that speculators and investors who seek to profit from trading and holding crypto currently account for a significant portion of crypto demand. Such speculation regarding the potential future appreciation in the price of crypto may artificially inflate or deflate the price of crypto. Market fraud and/or manipulation and other fraudulent trading practices such as the intentional dissemination of false or misleading information (e.g., false rumors) can, among other things, lead to a disruption of the orderly functioning of markets, significant market volatility,

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and cause the value of crypto to fluctuate quickly and without warning.
○Supply and demand for crypto futures contracts – The price of crypto futures contracts is based on a number of factors, including the value of crypto and the supply of and the demand for crypto futures contracts. Market conditions and expectations, position limits, collateral requirements, and other factors each can impact the supply of and demand for crypto futures contracts. Typically, demand paired with supply constraints and other factors have caused crypto futures to trade at a premium to a “spot” price of crypto. Additional demand, including demand resulting from the purchase, or anticipated purchase, of futures contracts by a Fund or other entities may increase that premium, perhaps significantly. It is not possible to predict whether or how long such conditions will continue. To the extent the Fund purchases futures contracts at a premium and the premium declines, the value of an investment in the Fund also should be expected to decline. To the extent a Short Fund sell futures contracts at a premium and the premium increases, the value of an investment in the Fund also should be expected to decline. To the extent an Ultra Fund purchases futures contracts at a premium and the premium declines, the value of an investment in the Fund also should be expected to decline.
○Adoption and use of crypto – The continued adoption of crypto will require growth in its usage as a means of payment, medium of exchange, or a store of value. Even if growth in crypto adoption continues in the near or medium-term, there is no assurance that crypto usage will continue to grow over the long-term.
○The regulatory environment relating to crypto and crypto futures – The regulation of crypto, digital assets, digital asset trading venues, and related products and services continues to evolve. The inconsistent and sometimes conflicting regulatory landscape may make it more difficult for crypto-related businesses to provide services, which may impede the growth of the crypto economy and have an adverse effect on adoption of crypto. In addition, certain crypto businesses may be operating out of compliance with regulations. Future regulatory changes or enforcement actions by regulatory authorities may alter, perhaps to a material extent, the ability to buy and sell crypto and crypto futures. Similarly, future regulatory changes or enforcement actions could impact the ability of a Fund to achieve its investment objective or alter the nature of an investment in the Fund or the ability of the Fund to continue to operate, as planned. For example, if ether were determined or were expected to be determined to be offered or sold as a security under the federal securities laws or state securities laws, it is possible certain ether trading venues would no longer facilitate trading in ether. As a result, trading in ether futures may be completely halted or otherwise dis rupted, or become significantly more volatile, ether futures may become illiquid and/or lose significant value, and a Fund may have difficulty unwinding or closing out its ether futures contracts. In that event, the value of an investment in a Fund could decline significantly and without warning, including to zero. There is no guarantee that security futures on ether would begin trading on any particular timeframe or at all or that a Fund would be able to invest in such instruments. The determination that ether is a security and the related impacts on ether futures contracts may result in extraordinary expenses for a Fund.
○Margin requirements and position limits applicable to crypto futures contracts – Margin levels for crypto futures contracts are, and may continue to be, substantially higher than the margin requirements for more established futures contracts. Additionally, the FCMs utilized by a Fund may impose margin requirements in addition to those imposed by the exchanges. Margin requirements are subject to change and may be raised in the future by the exchanges and the FCMs. High margin requirements could prevent a Fund from obtaining sufficient exposure to crypto futures and may adversely affect its ability to achieve its investment objective. Further, FCMs utilized by a Fund may impose limits on the amount of exposure to futures contracts the Fund can obtain through such FCMs. If a Fund cannot obtain sufficient exposure through its FCMs, the Fund may not be able to achieve its investment objective.
○Largely unregulated marketplace – Crypto and digital asset trading venues are relatively new and, in most cases, largely unregulated. As a result of this lack of regulation and lack of compliance with applicable regulation, individuals, or groups may engage in insider trading, fraud or market manipulation with respect to crypto. Such manipulation could cause investors in crypto to lose money, possibly the entire value of their investments. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. The nature of the assets held at digital asset trading venues make them appealing targets for hackers and a number of digital asset trading venues have been victims of cybercrimes and other fraudulent activity. These activities have caused significant, in some cases total, losses for crypto investors. Investors in crypto may have little or no recourse should such theft, fraud or manipulation occur. There is no central registry showing which individuals or entities own crypto or the quantity of crypto that is owned by any particular person or entity. There are no regulations in place that would prevent a large holder of crypto or a group of holders from selling their crypto (which could depress the price of crypto) or otherwise attempting to manipulate the price of crypto or its network. Events that reduce user confidence in crypto or its network and the fairness

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of digital asset trading venues could have a negative impact on a Fund.
○Cybersecurity – As a digital asset, crypto is subject to the risk that malicious actors will exploit flaws in its code or structure, or that of digital asset trading venues, that will allow them to, among other things, steal crypto held by others, control the blockchain, steal personally identifying information, or issue significant amounts of crypto in contravention of the relevant protocol. The occurrence of any of these events is likely to have a significant adverse impact on the price and liquidity of crypto and crypto futures contracts. Additionally, crypto functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of crypto. Any technical disruptions or regulatory limitations that affect Internet access may have an adverse effect on crypto, the price and liquidity of crypto, and the value of an investment in a Fund. The Ethereum blockchain’s protocol, including the code of smart contracts running on the Ethereum blockchain, may contain flaws that can be, and have been, exploited by attackers (e.g., the exploit of The DAO’s smart contract in June 2016 that resulted in a permanent hard fork).
○Declining mining compensation – Transactions in bitcoin are processed by miners which are primarily compensated in bitcoin based on a declining payment schedule and, in some instances, by voluntary fees paid by participants. If this compensation is not sufficient to incentivize miners to process transactions, the confirmation process for transactions may slow and the Bitcoin Network may become more vulnerable to malicious actors. Additionally, changes in the prices of hardware or electricity required to process transactions may reduce miner incentives. These and similar events may have a significant adverse effect on the price and liquidity of bitcoin and the value of an investment in a Fund.
○Declining staking compensation – Transactions in ether are processed by validators who are primarily compensated in ether based on the amount of ether staked, as determined by the Ethereum Protocol. If this compensation is not sufficient to incentivize validators to stake, the confirmation process for transactions may slow and the Ethereum Network may become more vulnerable to malicious actors. These and similar events may have a significant adverse effect on the price and liquidity of ether and the value of an investment in the Fund.
○Forks – The open-source nature of the digital asset protocols permits any developer to review the underlying code and suggest changes. If some users, validators or miners adopt a change while others do not and that change is not compatible with the existing software, a fork occurs. Several forks have already occurred in many digital asset protocols resulting in the creation of new, separate digital assets. Forks and similar events could adversely affect the price and liquidity of digital assets and the value of an investment in the Fund. A fork may be intentional such as the Ethereum ’Merge.’ The ’Merge’ represents the Ethereum Network’s shift from proof-of-work to proof-of-stake. This means that instead of being required to solve complex mathematical problems validators are required to stake ether. Prior to September 2022, Ethereum operated using a proof-of-work consensus mechanism. Following the Merge, approximately 1,700 Ether are issued per day, though the issuance rate varies based on the number of validators on the network. In addition, the issuance of new Ether could be partially or completely offset by the burn mechanism introduced by the EIP-1559 modification, under which Ether are removed from supply at a rate that varies with network usage.
○Costs of rolling futures contracts – Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in contango, the Fund may sell the expiring crypto futures at a lower price and buy a longer-dated crypto futures at a higher price. When rolling futures contracts that are in backwardation, the Fund may sell the expiring crypto futures at a higher price and buy the longer-dated crypto futures at a lower price. The price difference between the expiring contract and longer dated contract associated with rolling crypto futures is typically substantially higher than the price difference associated with rolling other futures contracts. Crypto futures have historically experienced extended periods of contango. Contango in the crypto futures market may have a significant adverse impact on the performance of the Fund and may cause crypto futures to underperform spot crypto. Both contango and backwardation may limit or prevent the Fund from achieving its investment objective. Additionally, because of the frequency with which the Fund may roll futures contracts, the impact of contango or backwardation on Fund performance may be greater than it would have been if the Fund rolled futures contracts less frequently.
○Liquidity risk – The market for crypto futures contracts is still developing and may be subject to periods of illiquidity. In addition, even when crypto futures contracts are not generally illiquid, the size of a Fund’s position in crypto futures may be illiquid. During such times it may be difficult or impossible to enter into or exit a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which a Fund may acquire increases the risk of illiquidity, may make its positions

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more difficult to liquidate, and may increase the losses incurred while trying to do so. It is also possible that, if a Fund’s assets become significant relative to the overall market, the large size of its positions potentially could impact futures contracts prices and contribute to illiquidity. Limits imposed by counterparties, exchanges or other regulatory or self-regulatory organizations, such as accountability levels, position limits and daily price fluctuation limits, may contribute to a lack of liquidity and have a negative impact on Fund performance. During periods of market illiquidity, including periods of market disruption and volatility, it may be difficult or impossible for a Fund to enter into or exit futures at desired prices or at all.
○Crypto tax risk – Current U.S. Internal Revenue Service (“IRS”) guidance indicates that convertible virtual currency, defined as a digital representation of value that functions as a medium of exchange, a unit of account, and/or a store of value that has an equivalent value in real currency, or that acts as a substitute for real currency, should be treated and taxed as property, and that transactions involving the payment of convertible virtual currency for goods and services should be treated as barter transactions. While this treatment allows for the possibility of capital gains treatment, it creates a potential tax reporting requirement in any circumstance where the ownership of convertible virtual currency passes from one person to another, usually by means of convertible virtual currency transactions (including off-blockchain transactions), which could discourage the use of crypto as a medium of exchange, especially for a holder of crypto that has appreciated in value.
○Environmental risk – Bitcoin mining currently requires computing hardware that consumes large amounts of electricity. By way of electrical power generation, many bitcoin miners rely on fossil fuels to power their operations. Public perception of the impact of bitcoin mining on climate change may impact the demand for bitcoin and increase the likelihood of regulation that limits bitcoin mining or restricts energy usage by bitcoin miners.
●Derivatives Risk — A Fund may obtain exposure through derivatives (including investing in: swap agreements; futures contracts; options on futures contracts, securities, and indexes; forward contracts; and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities contained in a Fund’s index). The use of derivatives may result in larger losses or smaller gains than directly investing in securities. The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired; 7) risks arising from margin requirements; 8) operational risk (such as documentation issues, settlement issues and systems failures); and 9) legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party.
The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on, or the increase/decrease in, value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities. The return to a Fund on such a swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. Such swaps are uncleared, non-exchange-traded, and cash settled.
In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index or a similar index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of the ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be

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subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund only used swaps on the underlying index.
A Fund may also gain swap exposure to bitcoin or ether by entering into swap agreements that use a single U.S. traded ETF that holds spot bitcoin or ether (each a “Spot Crypto ETF”) as a reference ETF to gain exposure or to provide exposure to a single Spot Crypto ETF or multiple Spot Crypto ETFs. The Fund may have exposure to a single Spot Crypto ETF for extended periods of time. A Spot Crypto ETF used as a reference asset for one or more of the Fund’s swap transactions may change at any time based on a variety of factors, including counterparty terms; market conditions; and the fees, performance, and liquidity of those Spot Crypto ETFs.
●Borrowing Risk – A Fund may borrow for investment or other purposes using reverse repurchase agreements. In particular, a Fund will enter into reverse repurchase agreements at or near its tax quarter-end. Reverse repurchase agreements are financing arrangements that involve sales by a Fund of portfolio financial instruments concurrently with an agreement by a Fund to repurchase the same financial instruments at a later date at a fixed price. Reverse repurchase agreements do not mitigate a Fund’s risk that the market value of the financial instruments a Fund is obligated to repurchase under the agreement may decline below the repurchase price. A Fund may enter into both exchange-traded and over-the-counter reverse repurchase agreements. The cost of borrowing may reduce a Fund’s return, exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio, and cost a Fund interest expense and other fees. Borrowing may also cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of a Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreement or obtain favorable terms for those agreements.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which a Fund and its subsidiary are organized, respectively, could result in the inability of a Fund to operate as intended and could negatively affect the Fund and its shareholders. Each Fund complies with the provisions of the 1940 Act governing investment policies, capital structure, and leverage on an aggregate basis with its subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to investment advisory contracts, affiliated transactions, and custody.
●Crypto-Related Company Risk — If a Fund is unable to obtain its desired exposure to crypto futures contracts because it is approaching or has exceeded position limits or because of liquidity or other constraints, the Fund may obtain exposure by investing in or shorting securities of “crypto-related companies.” There can be no assurance that the returns of crypto-related companies will correspond, or be closely-related, to the performance of crypto or crypto futures. Crypto-related companies face rapid changes in technology, intense competition including the development and acceptance of competing platforms or technologies, loss or impairment of intellectual property rights, cyclical economic patterns, shifting consumer preferences, evolving industry standards, adverse effects of changes to a network’s or software’s protocols, a rapidly changing regulatory environment, and dependency on certain key personnel (including highly skilled financial services professionals and software engineers). Crypto-related companies may be susceptible to operational and information security risks including those associated with hardware or software failures, interruptions, or delays in service by third party vendors, and security breaches. Certain crypto-related companies may be subject to the risks associated with investing directly in digital assets, including among other things, bitcoin, ether and crypto tokens.
●Exchange-Traded Fund (ETF) Risk – When a Fund holds shares of another ETF or enters into a swap transaction for which an ETF is the reference asset, the Fund is exposed to the risks of that ETF. These include the risk that the investment management strategy of the underlying fund may not produce its intended results (management risk) and the risk that the underlying fund could lose money over short periods due to short-term market movements and over longer periods during market downturns (market risk). In addition, ETFs may trade at a price below their net asset value. Spot Crypto ETFs are not regulated under the Investment Company Act of 1940. Therefore, a Fund’s investments in these vehicles will not benefit from the protections and restrictions of that law.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have leveraged exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Index Performance Risk — The Index used by a Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with a Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. Changes to the index methodology or

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changes to the digital asset trading platforms included in the index may impact the value of the Index may cause a Fund to experience increased volatility and adversely impact the Fund’s ability to meet its Daily Target.
●Money Market Instruments Risk — Money market instruments may be adversely affected by market and economic events. Adverse economic, political or other developments affecting issuers of money market instruments or defaults by transaction counterparties may also have a negative impact on the performance and liquidity of such instruments. Each of these could have a negative impact on the performance of a Fund. Money market instruments may include money market funds.
●Risk of Investing in Affiliated Money Market Exchange-Traded Fund (ETF) – Investing in an affiliated investment company exposes the Fund to the same risks that affect the affiliated fund, including the risk that its investment strategy may not achieve intended results. The affiliated money market ETF does not seek to maintain a stable net asset value. The affiliated money market ETF invests in U.S. Treasury bills, notes or bonds with remaining maturities of 93 days or less and would be negatively impacted by adverse events in the U.S. Treasury markets. The affiliated money market ETF’s share price may also be adversely affected during periods of high redemption activity or illiquid markets. In addition, the actions of a few large investors in the affiliated money market ETF could significantly influence its share price.
●Counterparty Risk — A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments (including derivatives and repurchase agreements) entered into by the Fund. A Fund generally structures the agreements such that either party can terminate the contract at any time, including intraday, without penalty prior to the termination date. If a counterparty terminates a contract, a Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, a Fund typically enters into transactions with major financial institutions. A Fund also seeks to mitigate risks by generally requiring that the counterparties agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, a Fund will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.
The counterparty to a cleared swap agreement and/or exchange-traded futures contract is subject to the credit risk of the clearing house and the futures commission merchant (“FCM”) through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to a Fund. For example, a Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures and options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, a Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In certain cases with respect to cleared swaps, the FCM may also transfer any excess initial margin posted by a Fund to the clearing house. Regulations promulgated by the CFTC require that the FCM notify the clearing house of the excess initial margin provided by the FCM to the clearing house that is attributable to each customer. However, if the FCM does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the assets attributable to it in the clearing house’s omnibus account to satisfy payment obligations a defaulting customer of the FCM has to the clearing house.
In addition, a Fund may enter into agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment

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objective. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize returns on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of returns on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union or United Kingdom (sometimes referred to as a “bail in”).
●Market Price Variance Risk — Individual shares of a Fund can be bought and sold in the secondary market at market prices rather than at NAV. There is no guarantee that an active secondary market will develop for shares of a Fund, which may also cause NAV and market price to vary significantly. The market price of a Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of a Fund’s holdings. Differences between secondary market prices and the value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or financial instruments held by a Fund at a particular time. In addition, there may be times when the market price and the NAV of a Fund’s shares vary significantly, such as during periods of market volatility or other market developments and disruptions. Investors purchasing and selling shares in the secondary market may trade shares at a premium or a discount to the Fund’s NAV and may receive less than the value of a Fund’s holdings when they sell those shares.
A Fund may have a limited number of financial institutions that may act as Authorized Participants or market markers. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is willing or able to create and redeem Fund shares, shares may trade at a discount to NAV (and may even face trading halts or delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade at prices correlated to the price of a Fund’s portfolio holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, among other factors, may result in market prices that differ significantly from NAV. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with a Fund. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of a Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that a shareholder most wants to sell their shares. A Fund’s investment results are measured based upon the daily NAV of the Fund.
Shares of a Fund may be available for trading on the exchange during extended trading sessions, including before or after regular market trading (typically, 9:30 a.m. to 4:00 p.m. Eastern time). Buying and selling Fund shares during extended trading sessions may involve heightened risks, including potentially lower liquidity, higher price volatility, wider bid-ask spreads, and prices that may not reflect the prices at which shares of the Fund trade during regular market hours. The ability to trade Fund shares on the exchange during extended trading sessions can be halted at any time. There can be no guarantee that Fund shares will be available for trading on the exchange during any extended trading session.
●Short Sale Exposure Risk — A Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities or financial instruments or credits underlying the short position, which may lower a Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or requiring the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities or financial instruments or credits underlying the short position may be thinly-traded or have a limited market, including due to regulatory action, a Fund may be unable to meet its

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investment objective (e.g., due to a lack of available securities or financial instruments or counterparties). During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying a Fund’s short positions will negatively impact the Fund.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on crypto futures contracts. As a result, the ability to trade crypto futures contracts may be restricted, which may disrupt a Fund’s creation and redemption process, potentially affect the price at which a Fund’s shares trade in the secondary market, result in a Fund being unable to trade crypto futures contracts at all, and/or cause significant deviations in the performance of crypto futures contracts from spot crypto. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares are halted, investors may be temporarily unable to trade shares of the Fund.
Other Risks
In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund, such as market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers. The SAI contains additional information about each Fund, its investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.
●Natural Disaster/Epidemic Risk — Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of each Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, each Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, each Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of each Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of each Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have a significant impact on each Fund’s performance, resulting in losses to your investment.
●Risk of Global Economic Shock — Economic, financial, public health, labor and other global market developments and disruptions, including public health emergencies (such as the spread of infectious diseases, pandemics and epidemics, natural or environmental disasters, war and other armed conflicts, terrorism, social unrest, recessions, inflation, rapid interest rate changes, supply chain disruptions, governmental or quasi-governmental actions (including sanctions and other similar measures) and other circumstances in one country or region have been and may continue to be highly disruptive to economies and markets. Health crises could exacerbate political, social, and economic risks, and result in breakdowns, delays, shutdowns, social isolation, civil unrest, periods of high unemployment, shortages in and disruptions to the medical care and consumer goods and services industries, and other disruptions to important global, local and regional supply chains, with potential corresponding results on the performance of a Fund and its investments.
Additionally, wars, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues, the institution of tariffs or other trade barriers, or other events could have a significant negative impact on global financial markets and economies. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Russia’s military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. The ongoing hostilities between the two countries

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could result in additional widespread conflict and could have a severe adverse effect on the region and certain markets. Sanctions on Russian exports could have a significant adverse impact on the Russian economy and related markets and could affect the value of a Fund’s investments, even beyond any direct exposure a Fund may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. Furthermore, the possibility of a prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement’s attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on a Fund performance and the value of an investment in a Fund.
Ongoing geopolitical events, such as the U.S. and Israel military action against Iran that began in February 2026 and Iran’s responses thereto, including attacks on marine vessels in the Strait of Hormuz, the U.S. military operation in Venezuela that started in January 2026, the Israel-Hamas conflict, including the Houthi movement’s attacks on marine vessels in the Red Sea, and Russia’s continued military actions against Ukraine that began in February 2022 and the U.S. responses to may continue to have, an impact on certain commodities markets, particularly the market for crude oil, commodity futures markets, including futures on crude oil, and the prices of the Oil Funds. For example, historically, Russia has been a significant global exporter of crude oil. The front end of the crude oil futures curve was flat for most of 2025. Crude oil prices were flat during 2025, but have spiked in the first quarter of 2026 due to conflict in the Middle East and the resulting negative impacts on energy infrastructure. While a ceasefire agreement between Israel and Hamas was reached in January 2025, there is no guarantee that the parties will continue to comply with the terms of the agreement and the agreement does not mean the conflict will be resolved. For example, there have been reports of the possible resumption of Houthi-led attacks on marine vessels in the Red Sea as a result of the U.S. and Israel military action against Iran. The possibility of a continued and prolonged conflict between the U.S. and Israel against Iran, the U.S. military operation in Venezuela and the Israel-Hamas conflict, and the potential expansion of those conflicts in the surrounding areas and the involvement of other nations in such con flict, could further destabilize the respective regions and introduce new uncertainties in global markets, including the crude oil markets. This may increase or decrease volatility of the Funds’ shares.
●Cybersecurity Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, for example, stealing or corrupting data maintained digitally and denial of service attacks on websites. Cybersecurity failures or breaches of a Fund’s third party service providers (including, but not limited to, index providers, the custodian, administrator and transfer agent) or the issuers of securities and/or financial instruments in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While a Fund or its service providers may have established business continuity plans and systems designed to guard against such cyber attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cybersecurity risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such securities to lose value. In addition, cyber attacks involving a counterparty to a Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. ProShare Advisors and the Trust do not control the cybersecurity plans and systems put in place by third party service providers, and such third party service

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providers may have no or limited indemnification obligations to ProShare Advisors or a Fund.
●Operational Risk — A Fund, its service providers, Authorized Participants, and the relevant listing exchange are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed or inadequate controls, and fraud. These errors may adversely affect a Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. While a Fund seeks to minimize such events through controls and oversight, there may still be failures and a Fund may be unable to recover any damages associated with such failures. These failures may have a material adverse effect on a Fund’s returns.
●Portfolio Turnover Risk — A Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of a Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of a Fund.
●Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations are not reliable, or a trading halt closes an exchange or market early), ProShare Advisors may, pursuant to procedures approved by the Board of Trustees of a Fund, choose to determine a fair value price as the basis for determining the value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio investment for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio investment is sold at a discount to its established value. The fair value of a Fund’s crypto futures may be determined by reference, in whole or in part, to the cash market in crypto. These circumstances may be more likely to occur with respect to crypto futures than with respect to futures on more traditional assets. In addition, the crypto futures held by a Fund and crypto may be traded in markets on days and at times when a Fund is not open for business. As a result, the value of a Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares.
●Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. A Fund may make certain investments, the treatment of which for these purposes is unclear. In particular, direct investments by a Fund in crypto or in derivatives that provide direct exposure to crypto are not expected to produce qualifying income for purposes of the Fund’s qualification as a RIC. A Fund, however, may gain exposure to crypto and generate qualifying income by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. To comply with the asset diversification test applicable to a RIC, each Fund intends to limit its investments in such subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. A Fund may, however, exceed this amount from time to time if ProShare Advisors believes doing so is in the best interests of the Fund, provided, however, that the Fund intends to continue to comply with the asset diversification test applicable to RICs. To that end, a Fund may need to take steps intended to cause the value of its investment in the subsidiary not to exceed 25% of the value of its total assets at the close of each quarter of the Fund’s taxable year, but there can be no assurances that the Fund will be able to do so or that the Fund’s steps will achieve the intended outcome. A Fund’s intention to qualify as a RIC is expected to limit its ability to pursue its investment strategy and a Fund’s pursuit of its investment strategy could bear adversely on the Fund’s ability to so qualify.
If a Fund’s investments in the subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund may no longer be eligible to be treated as a RIC. ProShare Advisors will carefully monitor a Fund’s investments in the subsidiary with the intent of ensuring that no more than 25% of the Fund’s assets are invested in the subsidiary at the end of each tax quarter.
In addition, each Fund intends to invest in complex derivatives for which there is not clear guidance from the Internal Revenue Service (“IRS”) as to the calculation of such investments under the asset diversification test or the qualifying income requirement applicable to RICs. There are no assurances that the IRS will agree with a Fund’s calculation under the asset diversification test and/or its treatment of income for purposes of the qualifying income requirement, which could cause the Fund to fail to qualify as a RIC.
If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at

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the fund level. The resulting taxes could substantially reduce a Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●Trading Risks — The shares of each Fund are listed for trading on the listing exchange identified on the cover of this Prospectus, may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchange, and may trade on an electronic communications network. Nevertheless, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares of a Fund on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares of a Fund on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the shares of a Fund will trade with any volume, or at all, on any stock exchange or other venue.
●Cash Purchases and Redemption Risk — To the extent the Fund effects creations and redemptions in cash rather than in-kind, the Fund may incur certain costs, including transaction costs. The Fund may impose a transaction fee on Authorized Participants in connection with cash purchases and redemptions, however, the transaction fee may not be sufficient to fully offset the related costs. Additionally, cash purchases and redemptions may cause the Fund to recognize taxable gains or losses at disadvantageous times.
●Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, political crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent a Fund from limiting losses or realizing gains.

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Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund

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Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund
This section contains additional information to help you understand the risks and long-term performance of a 2x Daily Objective Fund. You should understand the consequences of holding daily rebalanced funds for periods longer than a single day, including the impact of compounding on Fund performance. You should consider actively monitoring and/or periodically rebalancing your portfolio in light of your investment goals and risk tolerance.
Each 2x Fund is designed to seek daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of an underlying asset (an “Index”). A 2x Fund does not seek to achieve two times (2x) the daily performance of an Index (its “Daily Target”) for any period other than a day. Each Fund, however, is unlikely to provide a simple multiple (i.e., 2x) of an Index’s performance over periods longer than a single day.
●Why? The hypothetical example below illustrates how daily Fund returns can behave for periods longer than a single day. Take a Hypothetical Fund that seeks two times the daily performance of a Hypothetical Benchmark
○On each day, the Hypothetical Fund performs in line with its Daily Target.
○Notice that over the entire five-day period, the Hypothetical Fund’s total return is considerably less than two times that of the period return of its Benchmark
○For the five-day period, the Hypothetical Benchmark gained 5.1% while the Hypothetical Fund gained 9.8% (versus 2x 5.1% or 10.2%).
○In other scenarios, the return of a daily rebalanced fund could be greater than the Daily Target.
	Hypothetical Benchmark		Hypothetical Fund
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0	—	—	$100.00
Day 1	103.0	3.0%	6.0%	$106.00
Day 2	99.9	-3.0%	-6.0%	$99.64
Day 3	103.9	4.0%	8.0%	$107.61
Day 4	101.3	-2.5%	-5.0%	$102.23
Day 5	105.1	3.7%	7.4%	$109.80
Total Return	5.1%		9.8%
●Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact of a 2x Fund. The return of a Fund for a period longer than a single day is the result of its return for each day compounded over the period and will usually differ in amount, and possibly even direction, from two times the return of an Index for the same period. In general, during periods of higher volatility, compounding will cause longer term results to be less than the Daily Target. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower volatility, fund returns over longer periods can be higher than the Daily Target. Volatility is a statistical measure of the magnitude of fluctuations in the returns of an Index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the volatility of an Index; b) the performance of an Index; c) period of time; d) financing rates associated with derivatives; e) other Fund expenses; and f) dividends or interest paid with respect to the instruments included in of an Index.
●Examples Below are graphs intended to help illustrate the impact of two principal factors — volatility and performance of an Index — on Fund performance. Each of the graphs below shows a simulated hypothetical one-year performance of an Index compared with the performance of a fund that perfectly achieves its investment objective.
○The graphs demonstrate that, for periods longer than a single day, a 2x fund is likely to underperform or overperform (but not match) the Daily Target.
○A one-year period is used for illustrative purposes only. Deviations from two times (2x) the performance of an Index can occur over periods as short as a single day (as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as opposed to NAV to NAV). An investor in a 2x Fund could potentially lose the full value of their investment within a single day.
○To isolate the impact of leveraged exposure, the graphs assume (a) no dividends paid with respect to instruments included in an Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included a Fund’s performance would be different from that shown.
○To isolate the impact of leveraged exposure, the graphs assume (a) no dividends paid with respect to Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included a Fund’s performance would be different from, and in some instances significantly lower than, that shown.
○Each of the graphs also assumes a volatility rate of 78%, which is the approximate average of the five-year historical volatility rate of the S&P 500®, S&P MidCap 400®, Russell 2000 Index®, Nasdaq-100 Index® and Dow Jones Industrial AverageSM. Other indexes to which the Funds are benchmarked have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 78%.
[to be updated]
●an Index, which exhibits day-to-day volatility, is flat over the year.
[to be updated]

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●an Index, which exhibits day-to-day volatility, is up over the year.
[to be updated]
●an Index, which exhibits day-to-day volatility, is down over the year.
[to be updated]
●the 2x Fund is down.
[to be updated]
●the 2x Fund is down more than the Daily Target.
[to be updated]
●the 2x Fund is up less than the Daily Target.
The table below shows the historical annualized volatility rate for the five-year period ended May 31, 2026 of each 2x Fund’s benchmark.
[to be updated]
For additional details about fund performance over periods longer than a single day in a 2x Fund, please see the SAI.
●What does this mean to you? A 2x Fund, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be a useful tool for investors who want to manage their exposure to various markets and market segments.
○You should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as two times (2x) the daily performance of an Index for a single day, not for any other period.
○Additionally, you should recognize that the degree of volatility of an Index can have a dramatic effect on a Fund’s longer-term performance. The more volatile an Index is, the more a Fund’s longer-term performance will negatively deviate from the Daily Target.
○The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from two times (2x) the daily performance of an Index for the same period.
○For periods longer than a single day, the Fund will lose money if the performance of an Index is flat over time, and it is possible that the Fund will lose money over time regardless of the performance of an Index.
○You should consider actively monitoring and/or periodically rebalancing your portfolio (which will possibly trigger transaction costs and tax consequences) in light of your investment goals and risk tolerance.
○You could potentially lose the full value of your investment within a single day.

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Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund

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Understanding the Risks and Long-Term Performance of a -1x Daily Objective Fund
This section contains additional information to help you understand the risks and long-term performance of a -1x Daily Objective Fund. You should understand the consequences of holding daily rebalanced funds for periods longer than a single day, including the impact of compounding on Fund performance. You should consider actively monitoring and/or periodically rebalancing your portfolio in light of your investment goals and risk tolerance.
Each -1x Fund is designed to seek daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of an underlying asset (an “Index”). A -1x Fund does not seek to achieve the inverse (-1x) of the daily performance of an Index (its “Daily Target”) for any period other than a day. Each Fund, however, is unlikely to provide a simple multiple (i.e., -1x) of an Index’s performance over periods longer than a single day.
●Why? The hypothetical example below illustrates how daily Fund returns can behave for periods longer than a single day. Take a Hypothetical Fund that seeks the inverse the daily performance of a Hypothetical Benchmark
○On each day, the Hypothetical Fund performs in line with its Daily Target.
○Notice that over the entire five-day period, the Hypothetical Fund’s total return is considerably less than the inverse of that of the period return of its Benchmark
○For the five-day period, the Hypothetical Benchmark gained 5.1% while the Hypothetical Fund lost 9.8% (versus -1x 5.1% or -5.1%).
○In other scenarios, the return of a daily rebalanced fund could be greater than the Daily Target.
	Hypothetical Benchmark		Hypothetical Fund
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0	—	—	$100.00
Day 1	103.0	3.0%	6.0%	$106.00
Day 2	99.9	-3.0%	-6.0%	$99.64
Day 3	103.9	4.0%	8.0%	$107.61
Day 4	101.3	-2.5%	-5.0%	$102.23
Day 5	105.1	3.7%	7.4%	$109.80
Total Return	5.1%		9.8%
●Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact of a -1x Fund. The return of a Fund for a period longer than a single day is the result of its return for each day compounded over the period and will usually differ in amount, and possibly even direction, from the inverse of the return of an Index for the same period. In general, during periods of higher volatility, compounding will cause longer term results to be less than the Daily Target. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower volatility, fund returns over longer periods can be higher than the Daily Target. Volatility is a statistical measure of the magnitude of fluctuations in the returns of an Index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the volatility of an Index; b) the performance of an Index; c) period of time; d) financing rates associated with derivatives; e) other Fund expenses; and f) dividends or interest paid with respect to the instruments included in of an Index.
●Examples Below are graphs intended to help illustrate the impact of two principal factors — volatility and performance of an Index — on Fund performance. Each of the graphs below shows a simulated hypothetical one-year performance of an Index compared with the performance of a fund that perfectly achieves its investment objective.
○The graphs demonstrate that, for periods longer than a single day, a -1x fund is likely to underperform or overperform (but not match) the Daily Target.
○A one-year period is used for illustrative purposes only. Deviations from the inverse (-1x) of the performance of an Index can occur over periods as short as a single day (as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as opposed to NAV to NAV). An investor in a -1x Fund could potentially lose the full value of their investment within a single day.
○To isolate the impact of leveraged exposure, the graphs assume (a) no dividends paid with respect to instruments included in an Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included a Fund’s performance would be different from that shown.
○To isolate the impact of leveraged exposure, the graphs assume (a) no dividends paid with respect to Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included a Fund’s performance would be different from, and in some instances significantly lower than, that shown.
○Each of the graphs also assumes a volatility rate of 78%, which is the approximate average of the five-year historical volatility rate of the S&P 500®, S&P MidCap 400®, Russell 2000 Index®, Nasdaq-100 Index® and Dow Jones Industrial AverageSM. Other indexes to which the Funds are benchmarked have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 78%.
[to be updated]
●an Index, which exhibits day-to-day volatility, is flat over the year.
[to be updated]

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●an Index, which exhibits day-to-day volatility, is up over the year.
[to be updated]
●an Index, which exhibits day-to-day volatility, is down over the year.
[to be updated]
●the -1x Fund is down.
[to be updated]
●the -1x Fund is down more than the Daily Target.
[to be updated]
●the -1x Fund is down less than the Daily Target.
[to be updated]
●the -1x Fund is up more than the Daily Target.
[to be updated]
●the -1x Fund is up less than the Daily Target.
The table below shows the historical annualized volatility rate for the five-year period ended May 31, 2026 of each -1x Fund’s benchmark.
[to be updated]
For additional details about fund performance over periods longer than a single day in a -1x Fund, please see the SAI.
●What does this mean to you? A -1x Fund, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be a useful tool for investors who want to manage their exposure to various markets and market segments.
○You should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the inverse (-1x) of the daily performance of an Index for a single day, not for any other period.
○Additionally, you should recognize that the degree of volatility of an Index can have a dramatic effect on a Fund’s longer-term performance. The more volatile an Index is, the more a Fund’s longer-term performance will negatively deviate from the Daily Target.
○The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily performance of an Index for the same period.
○For periods longer than a single day, the Fund will lose money if the performance of an Index is flat over time, and it is possible that the Fund will lose money over time regardless of the performance of an Index.
○You should consider actively monitoring and/or periodically rebalancing your portfolio (which will possibly trigger transaction costs and tax consequences) in light of your investment goals and risk tolerance.
○You could potentially lose the full value of your investment within a single day.

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Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund

136 :: UNDERSTANDING THE RISKS AND LONG-TERM PERFORMANCE OF A -2x DAILY OBJECTIVE FUND
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Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund
This section contains additional information to help you understand the risks and long-term performance of a -2x Daily Objective Fund. You should understand the consequences of holding daily rebalanced funds for periods longer than a single day, including the impact of compounding on Fund performance. You should consider actively monitoring and/or periodically rebalancing your portfolio in light of your investment goals and risk tolerance.
Each -2x Fund is designed to seek daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of an underlying asset (an “Index”). A -2x Fund does not seek to achieve two times the inverse (-2x) of the daily performance of an Index (its “Daily Target”) for any period other than a day. Each Fund, however, is unlikely to provide a simple multiple (i.e., -2x) of an Index’s performance over periods longer than a single day.
●Why? The hypothetical example below illustrates how daily Fund returns can behave for periods longer than a single day. Take a Hypothetical Fund that seeks two times the inverse the daily performance of a Hypothetical Benchmark
○On each day, the Hypothetical Fund performs in line with its Daily Target.
○Notice that over the entire five-day period, the Hypothetical Fund’s total return is considerably less than two times the inverse of that of the period return of its Benchmark
○For the five-day period, the Hypothetical Benchmark gained 5.1% while the Hypothetical Fund lost 10.9% (versus -2x 5.1% or -10.2%).
○In other scenarios, the return of a daily rebalanced fund could be greater than the Daily Target.
	Hypothetical Benchmark		Hypothetical Fund
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0	—	—	$100.00
Day 1	103.0	3.0%	-6.0%	$94.00
Day 2	99.9	-3.0%	6.0%	$99.64
Day 3	103.9	4.0%	-8.0%	$91.67
Day 4	101.3	-2.5%	5.0%	$96.25
Day 5	105.1	3.7%	-7.4%	$89.13
Total Return	5.1%		-10.9%
●Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact of a -2x Fund. The return of a Fund for a period longer than a single day is the result of its return for each day compounded over the period and will usually differ in amount, and possibly even direction, from two times the inverse of the return of an Index for the same period. In general, during periods of higher volatility, compounding will cause longer term results to be less than the Daily Target. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower volatility, fund returns over longer periods can be higher than the Daily Target. Volatility is a statistical measure of the magnitude of fluctuations in the returns of an Index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the volatility of an Index; b) the performance of an Index; c) period of time; d) financing rates associated with derivatives; e) other Fund expenses; and f) dividends or interest paid with respect to the instruments included in of an Index.
●Examples Below are graphs intended to help illustrate the impact of two principal factors — volatility and performance of an Index — on Fund performance. Each of the graphs below shows a simulated hypothetical one-year performance of an Index compared with the performance of a fund that perfectly achieves its investment objective.
○The graphs demonstrate that, for periods longer than a single day, a -2x fund is likely to underperform or overperform (but not match) the Daily Target.
○A one-year period is used for illustrative purposes only. Deviations from two times the inverse (-2x) of the performance of an Index can occur over periods as short as a single day (as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as opposed to NAV to NAV). An investor in a -2x Fund could potentially lose the full value of their investment within a single day.
○To isolate the impact of inverse leveraged exposure, the graphs assume (a) no dividends paid with respect to instruments included in an Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included a Fund’s performance would be different from that shown.
○Each of the graphs also assumes a volatility rate of 78%, which is the approximate average of the five-year historical volatility rate of the S&P 500®, S&P MidCap 400®, Russell 2000 Index®, Nasdaq-100 Index® and Dow Jones Industrial AverageSM. Other indexes to which the Funds are benchmarked have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 78%.
[to be updated]
●an Index, which exhibits day-to-day volatility, is flat over the year.
[to be updated]
●an Index, which exhibits day-to-day volatility, is up over the year.

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[to be updated]
●an Index, which exhibits day-to-day volatility, is down over the year.
[to be updated]
●the -2x Fund is down.
[to be updated]
●the -2x Fund is down more than the Daily Target.
[to be updated]
●the -2x Fund is up less than the Daily Target.
The table below shows the historical annualized volatility rate for the five-year period ended May 31, 2026 of each -2x Fund’s benchmark.
[to be updated]
For additional details about fund performance over periods longer than a single day in a -2x Fund, please see the SAI.
●What does this mean to you? A -2x Fund, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be a useful tool for investors who want to manage their exposure to various markets and market segments.
○You should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as two times the inverse (-2x) of the daily performance of an Index for a single day, not for any other period.
○Additionally, you should recognize that the degree of volatility of an Index can have a dramatic effect on a Fund’s longer-term performance. The more volatile an Index is, the more a Fund’s longer-term performance will negatively deviate from the Daily Target.
○The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily performance of an Index for the same period.
○For periods longer than a single day, the Fund will lose money if the performance of an Index is flat over time, and it is possible that the Fund will lose money over time regardless of the performance of an Index.
○You should consider actively monitoring and/or periodically rebalancing your portfolio (which will possibly trigger transaction costs and tax consequences) in light of your investment goals and risk tolerance.
○You could potentially lose the full value of your investment within a single day.

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Management of ProShares Trust

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Board of Trustees and Officers
The Board is responsible for the general supervision of each Fund. The officers of the Trust are responsible for the day-to-day operations of each Fund.
Investment Advisor
ProShare Advisors, located at 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814, serves as the investment adviser to each Fund and provides investment advice and management services to each Fund. ProShare Advisors oversees the investment and reinvestment of the assets in each Fund.
A discussion regarding the basis for the Board approving the investment advisory agreement for each Fund is in the Trust’s most recent Form N-CSR dated May 31, 2026, or most recent Form N-CSRS dated November 30, 2025, as may be amended.
During the year ended May 31, 2026, each Fund listed below paid ProShare Advisors advisory fees in the following amount (fees paid reflect the effects of any expense limitation arrangements in place for the period):
Fund	Fees Paid
Bitcoin & Ether Equal Weight ETF	[ ]
Bitcoin & Ether Market Cap Weight ETF	[ ]
Bitcoin ETF	[ ]
CoinDesk 20 Crypto ETF	[ ]
Ether ETF	[ ]
Short Bitcoin ETF	[ ]
Short Ether ETF	[ ]
Solana ETF	[ ]
Ultra Bitcoin ETF	[ ]
Fund	Fees Paid
Ultra Ether ETF	[ ]
Ultra Solana ETF	[ ]
Ultra XRP ETF	[ ]
UltraShort Bitcoin ETF	[ ]
UltraShort Ether ETF	[ ]
XRP ETF	[ ]
Portfolio Management
The following individuals have responsibility for the day-to-day management of each Fund as set forth in the Summary Prospectus relating to each Fund. The Portfolio Managers’ business experience for the past five years is listed below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of other investment companies can be found in the SAI.
Alexander Ilyasov, ProShare Advisors: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProFund Advisors LLC: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProShare Capital Management LLC: Senior Portfolio Manager since August 2016.
George Banian, ProShare Advisors: Portfolio Manager since February 2022, Associate Portfolio Manager from August 2016 to February 2022, Senior Portfolio Analyst from December 2010 to August 2016, Portfolio Analyst from December 2007 to December 2010. ProFund Advisors: Portfolio Manager since February 2022, Associate Portfolio Manager from July 2021 to February 2022.

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Shareholder Information

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Determination of NAV
The NAV per share of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by JPMorgan and is generally determined each business day as of the close of regular trading on the Exchange on which the shares of the Fund are listed (typically calculated as of 4:00 p.m. Eastern Time). Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Securities that are listed or traded on a stock exchange or the Nasdaq or National Market System are generally valued at the closing price, if available, on the exchange or market where the security is principally traded (including the Nasdaq Official Closing Price). Short-term securities are generally valued using market prices or at amortized cost. In addition, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index, when the level of the index is not computed as of the close of the U.S. securities markets. Routine valuation of certain derivatives is performed using procedures approved by the Board.
When a market price is not readily available, securities and other assets are valued at fair value in good faith. The Board has designated ProShare Advisors as “valuation designee” to perform fair value determinations for all of the Funds’ investments for which market quotations are not readily available (or are deemed unreliable). The Board shall oversee ProShare Advisors’ fair value determinations and its performance as valuation designee. The use of a fair valuation methodology may be appropriate if, for example: (i) ProShare Advisors believes market quotations do not accurately reflect fair value of an investment; (ii) ProShare Advisors believes an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation has the risk that the valuation may be higher or lower than the securities might actually command if a Fund sold them. See the SAI for more details.
To the extent a Fund’s portfolio investments trade in markets on days or at times when the Fund is not open for business or when the primary exchange for the shares is not open, the value of the Fund’s assets may vary, shareholders may not be able to purchase or sell Fund shares and Authorized Participants may not be able to create or redeem Creation Units. In addition, certain portfolio investments may not be traded on days or at times a Fund is open for business. In particular, cal culation of the NAV of a Fund may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.
Exchanges are open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. An Exchange may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the Exchange on which the shares of a Fund are listed closes early, the NAV may be calculated at the close of regular trading or at its normal calculation time. If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
Distributions
As a shareholder on a Fund record date, you will earn a share of the investment income and net realized capital gains, if any, derived from a Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. Each Fund intends to declare and distribute net investment income, if any, and net realized capital gains, if any, to its shareholders at least annually. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the distributing Fund or in cash.
Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.
Dividend Reinvestment Services
As noted above under “Distributions”, a Fund may declare a distribution from net realized capital gains to be payable in additional shares or cash. Even if a Fund does not declare a distribution to be payable in shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

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Frequent Purchases and Redemptions of Shares
The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as each Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of shares remains at or close to NAV.
Taxes
The following is certain general information about taxation of each Fund:
●Each Fund intends to qualify for treatment as a “regulated investment company” (“RIC”) for U.S. federal income tax purposes. In order to so qualify, each Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.
●If a Fund qualifies for treatment as a RIC, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders. If a Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.
●Investments by a Fund in options, futures, forward contracts, swap agreements and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the distributions to shareholders by a Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid fund-level tax.
●Investments by a Fund in debt obligations issued or purchased at a discount and certain derivative instruments could cause a Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and such investments could affect the amount, timing or character of the income distributed to shareholders by a Fund. Investments by a Fund in shares of other investment companies could affect the amount, timing or character of the Fund’s distributions to shareholders relative to the Fund’s distributions had it invested directly in the securities held by the other investment companies.
●In order to qualify for the special tax treatment accorded a RIC and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Taxable investors should be aware of the following basic tax points:
●Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.
●Distributions declared in October, November or December of one year payable to shareholders of record in such month and paid by the end of January of the following year are taxable for federal income tax purposes as if received on December 31 of the calendar year in which the distributions were declared.
●Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Ordinary dividends you receive that a Fund reports as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses.
●Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your Fund shares.
●Distributions from net realized capital gains may vary considerably from year to year as a result of a Fund’s normal investment activities and cash flows.
●The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and capital gain dividends, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are

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advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
●A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
●Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
●Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) that a Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. A Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund’s dividends other than those the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Special tax considerations may apply to foreign persons investing in the Fund. Please see the SAI for more information.
●A Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to withholding and other taxes imposed by foreign countries, which will reduce the Fund’s return on and taxable distributions in respect of its non-U.S. investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it has paid. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for these amounts on your federal U.S. income tax return, subject to certain limitations.
●By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have underreported dividend or interest income or have failed to certify to a Fund or its agent that you are not subject to this withholding.
In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:
●A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.
●A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an individual retirement account (IRA), special tax rules apply. Please consult your tax advisor for detailed information about a Fund’s tax consequences for you. See “Taxation” in the SAI for more information.
Premium/Discount Information
The Trust’s website (www.proshares.com) has information about the premiums and discounts for each Fund. Premiums or discounts are the differences between the NAV and market price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the NAV. A discount is the amount that a Fund is trading below the NAV.
Additional Information
The Trust enters into contractual arrangements with various parties who provide services to each Fund including, ProShare Advisors, each Fund’s administrator and fund accounting agent, custodian, transfer agent, and distributor. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and each Fund that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or a Fund and any investor, or give rise to any contract or other rights in any

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individual shareholder, group of shareholders or other person except as may be otherwise provided by federal or state securities laws.
A shareholder may bring a derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling a shareholder demand by virtue of the fact that such Trustee receives remuneration from their service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.
Escheatment
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-intiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and each Fund and each Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.
Distribution (12b-1) Plan
Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, each Fund may pay the distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of a Fund as reimbursement or compensation for distribution related activities with respect to the Fund. Because these fees would be paid out of each Fund’s assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. For the prior fiscal year, no payments were made by a Fund under the Plan. No payments have yet been authorized by the Board, nor are any such expected to be made by a Fund under the Plan during the current fiscal year.
Precautionary Notes
A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding shares of each Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant bro ker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from a Fund may be issued on an ongoing basis, a “distribution” of that Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies — For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of a Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust. Rule 12d1-4 under the 1940 Act permits investments in acquired funds in excess of the limits of Section 12(d)(1) subject to certain conditions. Among these conditions, prior to a fund acquiring securities of another fund exceeding the limits of Section 12(d)(1), the acquiring fund must enter into a “Fund of Funds Investment Agreement” with the acquired fund setting forth the material terms of the arrangement.
A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can, in its discretion, postpone payment of redemption

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proceeds for any period during which: (1) the applicable Exchange is closed other than customary weekend and holiday closings; (2) trading on the applicable Exchange is restricted; (3) any emergency circumstances exist, as determined by the SEC; (4) the SEC by order permits for the protection of shareholders of a Fund; and (5) for up to 14 calendar days for any Fund holding non-U.S. investments during a period of an international local holiday, as further described in the SAI.
A Precautionary Note Regarding Regulation of Derivatives — Current global regulation of and future changes with respect to derivatives may alter, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.
The derivatives markets are subject to comprehensive statutes and regulations, including margin requirements. In addition, certain regulators including the CFTC and the exchanges on which certain derivatives trade are authorized to take extraordinary actions in the event of a market emergency, including, for example, in respect of the futures markets, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of derivative transactions (including swaps and futures transactions) is an evolving area of law and is subject to modification by government and judicial action. The full impact of derivatives regulations on a Fund is difficult to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) made broad changes to the OTC derivatives market and granted significant authority to regulators, including the SEC and CFTC to regulate OTC derivatives and market participants. The European Union, the United Kingdom, and some other countries have implemented and continue to implement similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in those jurisdictions or otherwise subject to applicable derivatives regula tions. Global derivatives regulations include clearing, trade execution, margin and reporting requirements.
In addition, Rule 18f-4 under the 1940 Act provides for the regulation of registered investment companies’ use of derivatives and certain related instruments. The rule, among other things, limits derivatives exposure through one of two value-at-risk tests (with an exception for certain funds that were in operation as of October 28, 2020 and that seek an investment result above 200% of the return (or inverse of the return) of an underlying index, including those that seek daily investment results, before fees and expenses, that correspond to three times (3x) or three times the inverse (-3x) of the daily performance of an index as discussed above). Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule.
Regulations can, among other things, adversely affect the value of the investments held by a Fund, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain derivatives transactions no longer available to that Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. It is also unclear how regulatory changes will affect counterparty risk. In particular, position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and requirements, including capital and mandatory clearing for certain swaps, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. Because these requirements are evolving, their ultimate impact remains unclear.
Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the SAI. Each Fund’s portfolio holdings are posted on a daily basis to the Fund’s website (www.proshares.com).

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Financial Highlights
The following tables are intended to help you understand the financial history of each Fund for the past five years (or since inception, if shorter). Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been derived from information audited by [ ], an independent registered public accounting firm, whose report, along with the financial statements of a Fund, is included in the Trust’s filing on Form N-CSR for the fiscal year ended May 31, 2026, as may be amended, and is available upon request.

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ProShares Trust Financial Highlights
FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reductions(j)	Expenses net of waivers, if any(j)	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(g)
Bitcoin ETF**
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$—	$[ ]	$[ ]	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025	27.32	0.67	6.67	—(h)	7.34	(12.68)	—	—	(12.68)	21.98	44.55%	44.97%	0.95%	0.95%	3.14%	3.14%	2,464,809	N/A
Year ended May 31, 2024	15.53	0.80	16.86	0.01	17.67	(5.88)	—	—	(5.88)	27.32	129.88	129.71	0.95	0.95	3.82	3.82	2,079,174	N/A
Year ended May 31, 2023	19.66	0.16	(3.16)	—(h)	(3.00)	(1.13)	—	—	(1.13)	15.53	(15.27)	(15.21)	0.95	0.95	1.20	1.20	891,243	N/A
October 18, 2021* through May 31, 2022	40.00	(0.15)	(20.20)	0.01	(20.34)	—	—	—	—	19.66	(50.85)	(50.93)	0.96	0.96	(0.88)	(0.88)	823,923	N/A
Bitcoin & Ether Equal Weight ETF**
Year ended May 31, 2026	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	80.17	1.90	(3.33)(i)	0.01	(1.42)	(8.69)	—	(0.68)	(9.37)	69.38	(1.06)	(1.07)	1.03	0.95	2.74	2.82	8,326	N/A
September 29, 2023* through May 31, 2024	39.89	1.67	46.11	0.01	47.79	(7.51)	—	—	(7.51)	80.17	122.96	123.38	1.01	0.95	3.56	3.62	5,612	N/A
Bitcoin & Ether Market Cap Weight ETF**
Year ended May 31, 2026	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	81.41	2.09	13.88	0.01	15.98	(15.16)	—	—	(15.16)	82.23	23.90	23.68	1.04	0.95	2.72	2.80	14,801	N/A
September 29, 2023* through May 31, 2024	39.76	1.70	48.07	0.01	49.78	(8.13)	—	—	(8.13)	81.41	127.76	128.49	1.00	0.95	3.53	3.58	8,141	N/A

148 :: FINANCIAL HIGHLIGHTS
PROSHARES.COM

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reductions(j)	Expenses net of waivers, if any(j)	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(g)
Short Bitcoin ETF**
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$—	$[ ]	$[ ]	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
Year ended May 31, 2025 †	37.79	0.74	(17.54)	0.02	(16.78)	(0.71)	—	—	(0.71)	20.30	(45.09)%	(45.02)%	1.01%	1.01%	2.72%	2.72%	80,759	N/A
Year ended May 31, 2024 †	108.08	2.19	(70.27)	0.04	(68.04)	(2.25)	—	—	(2.25)	37.79	(64.05)	(64.09)	1.03	0.99	3.49	3.54	78,747	N/A
June 19, 2022* through May 31, 2023 †	202.75	1.41	(95.72)	0.09	(94.22)	(0.45)	—	—	(0.45)	108.08	(46.52)	(46.53)	1.33	0.95	0.64	1.02	99,867	N/A
Short Ether ETF**
Year ended May 31, 2026	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	16.89	0.51	(0.98)(i)	0.02	(0.45)	(1.02)	—	—	(1.02)	15.42	(4.33)	(3.97)	1.02	0.95	2.75	2.82	3,854	N/A
November 1, 2023* through May 31, 2024	40.00	0.45	(23.29)	0.01	(22.83)	(0.28)	—	—	(0.28)	16.89	(57.35)	(57.42)	1.03	0.95	3.60	3.67	6,925	N/A
Ultra Bitcoin ETF**
Year ended May 31, 2026	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025	34.93	0.21	17.34	0.01	17.56	(2.05)	—(h)	—	(2.05)	50.44	50.86	50.60	0.98	0.98	0.51	0.51	1,157,114	N/A
April 1, 2024* through May 31, 2024	40.00	0.08	(5.14)(i)	0.01	(5.05)	(0.02)	—	—	(0.02)	34.93	(12.64)	(12.55)	0.95	0.95	1.41	1.41	216,941	N/A
Ultra Ether ETF**
Year ended May 31, 2026	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
June 7, 2024* through May 31, 2025 †	198.55	0.95	(156.44)	0.03	(155.46)	(0.02)	—	—	(0.02)	43.07	(78.30)	(78.29)	1.02	0.94	1.55	1.63	190,476	N/A
UltraShort Bitcoin ETF**
Year ended May 31, 2026	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	—	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year ended May 31, 2025 †	187.31	0.36	(150.03)	0.11	(149.56)	(0.47)	—	(0.01)	(0.48)	37.27	(80.05)	(80.09)	0.97	0.97	0.58	0.58	69,393	N/A
April 1, 2024* through May 31, 2024 †	200.00	0.55	(13.19)	0.10	(12.54)	(0.15)	—	—	(0.15)	187.31	(6.30)	(6.28)	0.95	0.95	1.55	1.55	10,489	N/A

FINANCIAL HIGHLIGHTS :: 149
PROSHARES.COM

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reductions(j)	Expenses net of waivers, if any(j)	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(g)
UltraShort Ether ETF**
Year ended May 31, 2026	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$—	$[ ]	$[ ]	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]
June 7, 2024* through May 31, 2025	40.11	0.56	(14.00)	0.07	(13.37)	(11.06)	—	—	(11.06)	15.68	(49.99)%	(50.07)%	0.99%	0.99%	1.84%	1.84%	21,947	N/A
*
Commencement of investment operations.
**
Consolidated Financial Highlights.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)
Not annualized for periods less than one year.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)
Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)
Annualized for periods less than one year.
(g)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts), therefore the portfolio turnover rate is not applicable to these funds.
(h)
Per share amount is less than $0.005.
(i)
The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

150
PROSHARES.COM

Disclaimers

DISCLAIMERS :: 151
PROSHARES.COM

Bloomberg
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The financial products referenced herein (the “Financial Products”) are not sponsored, endorsed, sold or promoted by Bloomberg or any Third-Party Provider. Neither Bloomberg nor any Third-Party Provider makes any representation or warranty, express or implied, to the owners of or counterparties to the Financial Products or any member of the public regarding the advisability of investing in securities generally or in the Financial Products particularly. The only relationship between Bloomberg, Third-Party Providers, and the Licensee is the licensing of certain trademarks, trade names and service marks and of the Index, which is determined, composed and calculated by BISL without regard to the Licensee or the Financial Products. Bloomberg has no obligation to take the needs of the Licensee or the owners of the Financial Products into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Financial Products to be issued. Neither Bloomberg nor any Third-Party Provider shall have any obligation or liability, including, without limitation, to the customers of the Financial Products, or in connection with the administration, marketing or trading of the Financial Products.
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CoinDesk
COINDESK® and the name(s) of the CoinDesk index or data referenced herein (“CDI Data”) are trade or service marks of CoinDesk Indices, Inc. (with its affiliates, including CC Data Limited which performs certain outsourced administration, calculation and/or maintenance activities, “CoinDesk Indices”) and/or its licensors. CoinDesk Indices or its licensors own all proprietary rights in CDI Data. CoinDesk Indices is not the issuer, sponsor or producer of any financial product, derivative, portfolio, separately managed account, or any other investment exposure that tracks, seeks to track, references, utilizes or settles against CDI Data (collectively, “Products”). CoinDesk Indices is neither an investment adviser nor a commodity trading adviser and makes no representation regarding the advisability of making an investment in any Product. CoinDesk Indices does not act as fiduciary with respect to any Product. A decision to invest in any Product should not be made in reliance on any of the statements set forth in this document or elsewhere by CoinDesk Indices. CoinDesk Indices does not guarantee the accuracy, completeness, timeliness, adequacy, validity or availability of any of the CDI Data. CoinDesk Indices is not responsible for any errors or omissions, regardless of the cause, in the results obtained from the use of any of the CDI Data. CoinDesk Indices does not assume any obligation to update the CDI Data following publication in any form or format. © 2025 CoinDesk Indices. All rights reserved.

Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
866.PRO.5125 866.776.5125
ProShares.com

You can find additional information about each Fund in its current SAI, dated [September 28, 2026], as may be amended from time to time, and the most recent Form N-CSR and annual and semi-annual reports to shareholders, which have been filed electronically with the SEC and which are incorporated by reference into, and are legally a part of, this Prospectus. In each Fund’s annual report, you will find a summary discussion of the key market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semiannual financial statements. Copies of the SAI, each Fund’s annual and semi-annual reports and other information such as Fund financial statements are available, free of charge, online at each Fund’s website (www.proshares.com). You may also request a free copy of the SAI or make inquiries to ProShares Trust by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.
You can find other information about ProShares Trust on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee via email to publicinfo@sec.gov.
© 2026 ProShare Advisors LLC. All rights reserved.SEPT-26

STATEMENT OF ADDITIONAL INFORMATION— [September 28, 2026]
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814 866.PRO.5125 866.776.5125
Strategic
Big Data Refiners ETF	DAT	NYSE Arca
Decline of the Retail Store ETF	EMTY	NYSE Arca
DJ Brookfield Global Infrastructure ETF	TOLZ	NYSE Arca
Equities for Rising Rates ETF	EQRR	Nasdaq
Global Listed Private Equity ETF	PEX	Cboe BZX
Hedge Replication ETF	HDG	NYSE Arca
High Yield—Interest Rate Hedged	HYHG	Cboe BZX
Inflation Expectations ETF	RINF	NYSE Arca
Investment Grade—Interest Rate Hedged	IGHG	Cboe BZX
K-1 Free Crude Oil ETF	OILK	Cboe BZX
Large Cap Core Plus	CSM	Cboe BZX
Long Online/Short Stores ETF	CLIX	NYSE Arca
Merger ETF	MRGR	Cboe BZX
Metaverse ETF	VERS	NYSE Arca
MSCI EAFE Dividend Growers ETF	EFAD	Cboe BZX
MSCI Emerging Markets Dividend Growers ETF	EMDV	Cboe BZX
MSCI Europe Dividend Growers ETF	EUDV	Cboe BZX
MSCI Transformational Changes ETF	ANEW	NYSE Arca
Nanotechnology ETF	TINY	NYSE Arca
Nasdaq-100 Dorsey Wright Momentum ETF	QQQA	Nasdaq
Nasdaq-100 Dynamic Buffer ETF	QB	Nasdaq
Nasdaq-100 High Income ETF	IQQQ	Nasdaq
On-Demand ETF	OND	NYSE Arca
Online Retail ETF	ONLN	NYSE Arca
Pet Care ETF	PAWZ	Cboe BZX
Russell 2000 Dynamic Buffer ETF	RB	Cboe BZX
Russell 2000 High Income ETF	ITWO	Cboe BZX
Russell U.S. Dividend Growers ETF	TMDV	Cboe BZX
S&P 500 Buyback Aristocrats ETF	BUYB	NYSE Arca
S&P 500® Dividend Aristocrats ETF	NOBL	Cboe BZX
S&P 500 Dynamic Buffer ETF	FB	Cboe BZX
S&P 500® Ex-Energy ETF	SPXE	NYSE Arca
S&P 500® Ex-Financials ETF	SPXN	NYSE Arca
S&P 500® Ex-Health Care ETF	SPXV	NYSE Arca
S&P 500® Ex-Technology ETF	SPXT	NYSE Arca
S&P 500 High Income ETF	ISPY	Cboe BZX
S&P Global Core Battery Metals ETF	ION	NYSE Arca
S&P Kensho Cleantech ETF	CTEX	NYSE Arca
S&P Kensho Smart Factories ETF	MAKX	NYSE Arca
S&P MidCap 400 Dividend Aristocrats ETF	REGL	Cboe BZX
S&P SmallCap 600 Dividend Aristocrats ETF	SMDV	Cboe BZX
S&P Technology Dividend Aristocrats ETF	TDV	Cboe BZX
Smart Materials ETF	TINT	NYSE Arca
Supply Chain Logistics ETF	SUPL	NYSE Arca
Geared
Short 7-10 Year Treasury	TBX	NYSE Arca
Short 20+ Year Treasury	TBF	NYSE Arca
Short Dow30SM	DOG	NYSE Arca
Short Financials	SEF	NYSE Arca
Short FTSE China 50	YXI	NYSE Arca
Short High Yield	SJB	NYSE Arca
Short MidCap400	MYY	NYSE Arca
Short MSCI EAFE	EFZ	NYSE Arca
Short MSCI Emerging Markets	EUM	NYSE Arca
Short QQQ®	PSQ	NYSE Arca
Short QQQ Top 30	QQD	Nasdaq
Short Real Estate	REK	NYSE Arca
Short Russell2000	RWM	NYSE Arca
Short S&P500®	SH	NYSE Arca
Short SmallCap600	SBB	NYSE Arca
Ultra 7-10 Year Treasury	UST	NYSE Arca
Ultra 20+ Year Treasury	UBT	NYSE Arca
Ultra Communication Services	LTL	NYSE Arca
Ultra Consumer Discretionary	UCC	NYSE Arca
Ultra Consumer Staples	UGE	NYSE Arca
Ultra Copper K-1 Free ETF	UCOP	NYSE Arca
Ultra Dow30SM	DDM	NYSE Arca
Ultra Energy	DIG	NYSE Arca
Ultra Financials	UYG	NYSE Arca
Ultra FTSE China 50	XPP	NYSE Arca
Ultra FTSE Europe	UPV	NYSE Arca
Ultra Gold K-1 Free ETF	UGOL	NYSE Arca
Ultra Health Care	RXL	NYSE Arca
Ultra High Yield	UJB	NYSE Arca
Ultra Industrials	UXI	NYSE Arca
Ultra Materials	UYM	NYSE Arca
Ultra MidCap400	MVV	NYSE Arca
Ultra MSCI Brazil Capped	UBR	NYSE Arca
Ultra MSCI EAFE	EFO	NYSE Arca
Ultra MSCI Emerging Markets	EET	NYSE Arca
Ultra MSCI Japan	EZJ	NYSE Arca
Ultra Nasdaq Biotechnology	BIB	Nasdaq
Ultra Nasdaq Cloud Computing	SKYU	Nasdaq
1

Ultra Nasdaq Cybersecurity	UCYB	Nasdaq
Ultra Natural Gas K-1 Free ETF	UUNG	NYSE Arca
Ultra Oil K-1 Free ETF	UOIL	NYSE Arca
Ultra Palladium K-1 Free ETF	UPAL	NYSE Arca
Ultra Platinum K-1 Free ETF	UPLT	NYSE Arca
Ultra QQQ®	QLD	NYSE Arca
Ultra QQQ Mega	QQUP	Nasdaq
Ultra QQQ Top 30	QQXL	Nasdaq
Ultra Real Estate	URE	NYSE Arca
Ultra Russell2000	UWM	NYSE Arca
Ultra S&P 500 Equal Weight	URSP	NYSE Arca
Ultra S&P500®	SSO	NYSE Arca
Ultra Semiconductors	USD	NYSE Arca
Ultra Silver K-1 Free ETF	USIL	NYSE Arca
Ultra SmallCap600	SAA	NYSE Arca
Ultra Technology	ROM	NYSE Arca
Ultra Utilities	UPW	NYSE Arca
UltraPro Dow30SM	UDOW	NYSE Arca
UltraPro MidCap400	UMDD	NYSE Arca
UltraPro QQQ®	TQQQ	Nasdaq
UltraPro Russell2000	URTY	NYSE Arca
UltraPro S&P500®	UPRO	NYSE Arca
UltraPro Short 20+ Year Treasury	TTT	NYSE Arca
UltraPro Short Dow30SM	SDOW	NYSE Arca
UltraPro Short MidCap400	SMDD	NYSE Arca
UltraPro Short QQQ®	SQQQ	Nasdaq
UltraPro Short Russell2000	SRTY	NYSE Arca
UltraPro Short S&P500®	SPXU	NYSE Arca
UltraShort 7-10 Year Treasury	PST	NYSE Arca
UltraShort 20+ Year Treasury	TBT	NYSE Arca
UltraShort Consumer Discretionary	SCC	NYSE Arca
UltraShort Consumer Staples	SZK	NYSE Arca
UltraShort Dow30SM	DXD	NYSE Arca
UltraShort Energy	DUG	NYSE Arca
UltraShort Financials	SKF	NYSE Arca
UltraShort FTSE China 50	FXP	NYSE Arca
UltraShort FTSE Europe	EPV	NYSE Arca
UltraShort Health Care	RXD	NYSE Arca
UltraShort Industrials	SIJ	NYSE Arca
UltraShort Materials	SMN	NYSE Arca
UltraShort MidCap400	MZZ	NYSE Arca
UltraShort MSCI Brazil Capped	BZQ	NYSE Arca
UltraShort MSCI EAFE	EFU	NYSE Arca
UltraShort MSCI Emerging Markets	EEV	NYSE Arca
UltraShort MSCI Japan	EWV	NYSE Arca
UltraShort Nasdaq Biotechnology	BIS	Nasdaq
UltraShort QQQ®	QID	NYSE Arca
UltraShort QQQ Mega	QQDN	Nasdaq
UltraShort QQQ Top 30	QQXS	Nasdaq
UltraShort Real Estate	SRS	NYSE Arca
UltraShort Russell2000	TWM	NYSE Arca
UltraShort S&P500®	SDS	NYSE Arca
UltraShort Semiconductors	SSG	NYSE Arca
UltraShort SmallCap600	SDD	NYSE Arca
UltraShort Technology	REW	NYSE Arca
UltraShort Utilities	SDP	NYSE Arca
Crypto
Bitcoin ETF	BITO	NYSE Arca
Bitcoin & Ether Equal Weight ETF	BETE	NYSE Arca
Bitcoin & Ether Market Cap Weight ETF	BETH	NYSE Arca
CoinDesk 20 Crypto ETF	KRYP	NYSE Arca
Ether ETF	EETH	NYSE Arca
Short Bitcoin ETF	BITI	NYSE Arca
Short Ether ETF	SETH	NYSE Arca
Solana ETF	PSOL	NYSE Arca
Ultra Bitcoin ETF	BITU	NYSE Arca
Ultra Ether ETF	ETHT	NYSE Arca
UltraShort Bitcoin ETF	SBIT	NYSE Arca
UltraShort Ether ETF	ETHD	NYSE Arca
Ultra Solana ETF	SLON	NYSE Arca
Ultra XRP ETF	UXRP	NYSE Arca
XRP ETF	PXRP	NYSE Arca
Single Stock
Ultra COIN	COIA	NYSE Arca
Ultra CRCL	CRCA	NYSE Arca
Ultra MSTR	MSTA	NYSE Arca
Ultra NVDA	NVDB	NYSE Arca
Ultra PLTR	PLTA	NYSE Arca
Ultra TSLA	TSLI	NYSE Arca
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses of the series of ProShares Trust (the “Trust”) listed above (each a “Fund” and collectively, the “Funds”), each dated [September 28, 2026], each as may be amended or supplemented. A copy of each Prospectus and a copy of the Annual Report to Shareholders for each Fund that has completed a fiscal year are available, without charge, upon request to the address above, by telephone at the number above, or on the Trust’s website at proshares.com. The Financial Statements and Notes contained in the Trust’s [Form N-CSR] Filing for the fiscal year ended May 31, 2026 are incorporated by reference into and are deemed part of this SAI. The principal U.S. national stock exchange on which each Fund identified in this SAI is listed in the table below.
2

STATEMENT OF ADDITIONAL INFORMATION
3

GLOSSARY OF TERMS
For ease of use, certain terms or names that are used in this SAI have been shortened or abbreviated. A list of many of these terms and their corresponding full names or definitions can be found below. An investor may find it helpful to review the terms and names before reading the SAI.
Term	Definition
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities and Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Advisor or ProShare Advisors	ProShare Advisors LLC
Board of Trustees or Board	Board of Trustees of ProShares Trust
CCO	Chief Compliance Officer
CFTC	U.S. Commodity Futures Trading Commission
Code or Internal Revenue Code	Internal Revenue Code of 1986, as amended
CPO	Commodity Pool Operator
Distributor or SEI	SEI Investments Distribution Co.
ETF	Exchange traded fund
Exchange	The exchange indicated on the cover of the SAI
Fund Complex	All operational registered investment companies that are advised by the Advisor or its affiliates
Global Funds
Big Data Refiners ETF
DJ Brookfield Global Infrastructure ETF
Global Listed Private Equity ETF
MSCI EAFE Dividend Growers ETF
MSCI Emerging Markets Dividend Growers ETF
MSCI Europe Dividend Growers ETF
MSCI Transformational Changes ETF
Nanotechnology ETF
On-Demand ETF
Pet Care ETF
S&P Global Core Battery Metals ETF
S&P Kensho Cleantech ETF
S&P Kensho Smart Factories ETF
Supply Chain Logistics ETF

Independent Trustee(s)	Trustees who are not “Interested Persons” of ProShare Advisors or the Trust as defined under Section 2(a)(19) of the 1940 Act
NAV	Net asset value
SEC	U.S. Securities and Exchange Commission
Shares	The shares of a Fund
4

Term	Definition
Trust	ProShares Trust
Trustee(s)	One or more of the trustees of the Trust
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GENERAL INFORMATION ABOUT THE TRUST
ProShares Trust is a Delaware statutory trust and is registered with the SEC as an open-end management investment company under the 1940 Act. The Trust was organized on May 29, 2002 and consists of multiple series, including the 121 Funds listed on the front cover of this SAI.
Each Fund, except for the Matching Funds, is “Geared”. Each Geared Fund is designed to seek daily investment results, before fees and expenses, that correspond to the performance of the inverse (-1x), multiple (2x or 3x), or inverse multiple (-2x or -3x) of the daily performance of an index for a single day, not for any other period (for purposes of this SAI, the term “index” includes the Merrill Lynch Factor Model—Exchange Series benchmark). The Short ProShares Funds (i.e., the Geared Funds that have the prefix “Short”, “UltraShort” or “UltraPro Short” in their names) are designed to correspond, before fees and expenses, to the inverse of the daily performance or an inverse multiple of the daily performance, as applicable, of an index. The Ultra ProShares Funds (i.e., the Geared Funds that have the prefix “Ultra” or UltraPro” in their names) are designed to correspond, before fees and expenses, to a multiple of the daily performance of an index. Each Geared Fund seeks to achieve its stated objective for a single day only. A “single day” is measured from the time a Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation.
Each Matching Fund seeks to achieve its stated investment objective both on a single day and over time.
Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees (the “Board”) of the Trust, without the approval of Fund shareholders. Each Fund based on an index or benchmark reserves the right to substitute a different index or benchmark for its current index or benchmark, without the approval of that Fund’s shareholders. Other funds may be added in the future. Each Fund, except for the Diversified Funds, is a non-diversified management investment company.
Each Fund is an exchange-traded fund (each, an “ETF”) and the shares of each Fund (“Shares”) are listed on NYSE Arca, The Nasdaq Stock Market or the BZX Exchange, (each, an “Exchange”) as set forth on the cover of this SAI. The Shares trade on the relevant Exchange at market prices that may differ to some degree from the Shares’ NAVs. Each Fund issues and redeems Shares on a continuous basis at NAV in large, specified numbers of Shares called “Creation Units.” Creation Units of each Fund are issued and redeemed in-kind for securities and an amount of cash or entirely in cash, in each case at the discretion of ProShare Advisors LLC (“ProShare Advisors”). Except when aggregated in Creation Units, Shares cannot be purchased from and are not redeemable securities of each Fund. Retail investors, therefore, generally will not be able to purchase or redeem the Shares directly. Rather, most retail investors will purchase and sell Shares in the secondary market with the assistance of a broker. Reference is made to each Prospectus for a discussion of the investment objectives and policies of each Fund. The discussion below supplements, and should be read in conjunction with, each Prospectus.
Portfolio management is provided to each Fund by ProShare Advisors, a Maryland limited liability company with offices at 7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814.
The investment restrictions of each Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of each Fund not specified as fundamental (including the index of a Fund) may be changed by the Board without the approval of shareholders.
It is the policy of the Geared Funds and Matching Funds to pursue their investment objectives of correlating with their indices regardless of market conditions, to attempt to remain nearly fully invested and not to take defensive positions.
The investment techniques and strategies discussed below may be used by a Fund if, in the opinion of ProShare Advisors, the techniques or strategies may be advantageous to the Fund. A Fund may reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of
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investment available to a Fund, will result in the achievement of the Fund’s objectives. Also, there can be no assurance that a Fund will grow to, or maintain, an economically viable size, and management may determine to liquidate a Fund at a time that may not be opportune for shareholders.
As a general matter, the Short ProShares Funds respond differently in response to market conditions than the Matching ProShares Funds or the Ultra ProShares Funds. The terms “favorable market conditions” and “adverse market conditions,” as used in this SAI, are Fund-specific. Market conditions should be considered favorable to a Fund when such conditions make it more likely that the value of an investment in that Fund will increase. Market conditions should be considered adverse to a Fund when such conditions make it more likely that the value of an investment in that Fund will decrease. For example, market conditions that cause the level of the S&P 500® to rise are considered “favorable” to the Ultra S&P500® and are considered “adverse” to the Short S&P500®.
FUND NAME CHANGES
Prior Fund Name	Current Fund Name	Effective Date of Name Change
ProShares Bitcoin Strategy ETF	ProShares Bitcoin ETF	September 27, 2024
ProShares Bitcoin & Ether Equal Weight Strategy ETF	ProShares Bitcoin & Ether Equal Weight ETF	September 27, 2024
ProShares Bitcoin & Ether Market Cap Weight Strategy ETF	ProShares Bitcoin & Ether Market Cap Weight ETF	September 27, 2024
ProShares Ether Strategy ETF	ProShares Ether ETF	September 27, 2024
ProShares Short Bitcoin Strategy ETF	ProShares Short Bitcoin ETF	September 27, 2024
ProShares Short Ether Strategy ETF	ProShares Short Ether ETF	September 27, 2024
ProShares Ultra Basic Materials	ProShares Ultra Materials	March 17, 2023
ProShares UltraShort Basic Materials	ProShares UltraShort Materials	March 17, 2023
ProShares Ultra Consumer Goods	ProShares Ultra Consumer Staples	March 17, 2023
ProShares UltraShort Consumer Goods	ProShares UltraShort Consumer Staples	March 17, 2023
ProShares Ultra Consumer Services	ProShares Ultra Consumer Discretionary	March 17, 2023
ProShares UltraShort Consumer Services	ProShares UltraShort Consumer Discretionary	March 17, 2023
ProShares Ultra Oil & Gas	ProShares Ultra Energy	March 17, 2023
ProShares UltraShort Oil & Gas	ProShares UltraShort Energy	March 17, 2023
ProShares Ultra Telecommuni- cations	ProShares Ultra Communication Services	March 17, 2023
ProShares K-1 Free Crude Oil Strategy ETF	ProShares K-1 Free Crude Oil ETF	September 27, 2024
ProShares UltraShort Top QQQ	ProShares UltraShort QQQ Mega	October 31, 2025
ProShares Ultra Top QQQ	ProShares Ultra QQQ Mega	October 31, 2025
EXCHANGE LISTING AND TRADING
There can be no assurance that the requirements of an Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. An Exchange may remove a Fund from listing under certain circumstances.
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As in the case of all equities traded on an Exchange, the brokers’ commission on transactions in a Fund will be based on negotiated commission rates at customary levels for retail customers.
In order to provide current Share pricing information, an Exchange disseminates an updated Indicative Optimized Portfolio Value (“IOPV”) for each Fund. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no warranty as to the accuracy of the IOPVs. IOPVs are expected to be disseminated on a per Fund basis every 15 seconds during regular trading hours of an Exchange.
PORTFOLIO TURNOVER
Each Fund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the Fund’s investors. A Fund’s portfolio turnover may vary from year to year, as well as within a year. The nature of a Fund may cause a Fund to experience substantial differences in brokerage commissions from year to year. The overall reasonableness of brokerage commissions is evaluated by ProShare Advisors based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. High portfolio turnover and correspondingly greater brokerage commissions depend, to a great extent, on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Fund’s investment objective and strategies. Consequently, it is difficult to estimate what each Fund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by a Fund from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by a Fund. In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including swap agreements, options and futures contracts in which a Fund invests, are excluded from the calculation of Portfolio Turnover Rate for each Fund. For those Funds that commenced operations prior to May 31, 2026, each such Fund’s turnover rate information is set forth in the annual report to shareholders, as may be amended. Portfolio turnover rates are also shown in each Fund’s summary prospectus.
For the fiscal year ended May 31, 2025, the increase in portfolio turnover for Ultra Semiconductors was the result of significant creation and redemption activity during the year. For the fiscal year ended May 31, 2026, [ ].
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INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS
GENERAL
Each Geared or Matching Fund may consider changing its index at any time, including if, for example: the current index becomes unavailable; the Board believes that the current index no longer serves the investment needs of a majority of shareholders or that another index may better serve their needs; or the financial or economic environment makes it difficult for the Fund’s investment results to correspond sufficiently to its current index. If believed appropriate, a Fund may specify an index for itself that is “leveraged” or proprietary.
There can be no assurance that a Fund or index will achieve its investment objective. ProShare Advisors primarily uses a passive or mathematical approach to determine the investments a Matching Fund makes and techniques it employs. While ProShare Advisors attempts to minimize any “tracking error,” certain factors tend to cause a Matching Fund’s investment results to vary from a perfect correlation to its index, as applicable. See “Special Considerations” below for additional details.
For purposes of this SAI, the word “invest” refers to a Fund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a Fund’s direct and indirect investments in securities and other instruments. For example, a Fund typically invests indirectly in securities or instruments by using financial instruments with economic exposure similar to those securities or instruments.
Additional information concerning a Fund, its investment policies and techniques, and the securities and financial instruments in which it may invest is set forth below.
9

Fund Name	Fund Name Policy	Illiquid Securities	Non-Diversification	Cash Reserves	Debt Instruments	Digital Currency	Equity Securities	Foreign Securities	Forwards	Futures & Related Options	Master Limited Partnerships	Pooled Investment Vehicles	Real Estate Investment Trust	Repurchase Agreements	Reverse Repurchase Agreements	Securities and Index Options	Subsidiary Investments	Swaps	Borrowing	Short Sales	Securities Lending	When Issued	Commodity Pools	Correlation – Matching	Correlation – Geared	Cybersecurity	Geopolitical Events	Management
Big Data Refiners ETF
Bitcoin ETF
Bitcoin & Ether Equal Weight ETF
Bitcoin & Ether Market Cap Weight ETF
CoinDesk 20 Crypto ETF
Decline of the Retail Store ETF
DJ Brookfield Global Infrastructure ETF
Ether ETF
Equities for Rising Rates ETF
Global Listed Private Equity ETF
Hedge Replication ETF
High Yield—Interest Rate Hedged
Inflation Expectations ETF
Investment Grade—Interest Rate Hedged
K-1 Free Crude Oil ETF
Large Cap Core Plus
Long Online/Short Stores ETF
Merger ETF
Metaverse ETF
MSCI EAFE Dividend Growers ETF
MSCI Emerging Markets Dividend Growers ETF
MSCI Europe Dividend Growers ETF
MSCI Transformational Changes ETF
Nanotechnology ETF
Nasdaq-100 Dorsey Wright Momentum ETF
Nasdaq-100 Dynamic Buffer ETF
Nasdaq-100 High Income ETF
On-Demand ETF
Online Retail ETF
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Fund Name	Fund Name Policy	Illiquid Securities	Non-Diversification	Cash Reserves	Debt Instruments	Digital Currency	Equity Securities	Foreign Securities	Forwards	Futures & Related Options	Master Limited Partnerships	Pooled Investment Vehicles	Real Estate Investment Trust	Repurchase Agreements	Reverse Repurchase Agreements	Securities and Index Options	Subsidiary Investments	Swaps	Borrowing	Short Sales	Securities Lending	When Issued	Commodity Pools	Correlation – Matching	Correlation – Geared	Cybersecurity	Geopolitical Events	Management
Pet Care ETF
Russell 2000 Dynamic Buffer ETF
Russell 2000 High Income ETF
Russell U.S. Dividend Growers ETF
S&P 500 Buyback Aristocrats ETF
S&P 500® Dividend Aristocrats ETF
S&P 500 Dynamic Buffer ETF
S&P 500® Ex-Energy ETF
S&P 500® Ex-Financials ETF
S&P 500® Ex-Health Care ETF
S&P 500® Ex-Technology ETF
S&P 500 High Income ETF
S&P Global Core Battery Metals ETF
S&P Kensho Cleantech ETF
S&P Kensho Smart Factories ETF
S&P MidCap 400 Dividend Aristocrats ETF
S&P SmallCap 600 Dividend Aristocrats ETF
S&P Technology Dividend Aristocrats ETF
Short 7-10 Year Treasury
Short 20+ Year Treasury
Short Bitcin ETF
Short Dow30SM
Short Ether ETF
Short Financials
Short FTSE China 50
Short High Yield
Short MidCap400
Short MSCI EAFE
Short MSCI Emerging Markets
Short QQQ®
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Fund Name	Fund Name Policy	Illiquid Securities	Non-Diversification	Cash Reserves	Debt Instruments	Digital Currency	Equity Securities	Foreign Securities	Forwards	Futures & Related Options	Master Limited Partnerships	Pooled Investment Vehicles	Real Estate Investment Trust	Repurchase Agreements	Reverse Repurchase Agreements	Securities and Index Options	Subsidiary Investments	Swaps	Borrowing	Short Sales	Securities Lending	When Issued	Commodity Pools	Correlation – Matching	Correlation – Geared	Cybersecurity	Geopolitical Events	Management
Short QQQ Top 30
Short Real Estate
Short Russell2000
Short S&P500®
Short SmallCap600
Smart Materials ETF
Solana ETF
Supply Chain Logistics ETF
Ultra 7-10 Year Treasury
Ultra 20+ Year Treasury
Ultra Bitcoin
Ultra COIN
Ultra Communication Services
Ultra Consumer Discretionary
Ultra Consumer Staples
Ultra Copper K-1 Free ETF
Ultra CRCL
Ultra Dow30SM
Ultra Energy
Ultra Ether ETF
Ultra Financials
Ultra FTSE China 50
Ultra FTSE Europe
Ultra Gold K-1 Free ETF
Ultra Health Care
Ultra High Yield
Ultra Industrials
Ultra Materials
Ultra MidCap400
Ultra MSCI Brazil Capped
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Fund Name	Fund Name Policy	Illiquid Securities	Non-Diversification	Cash Reserves	Debt Instruments	Digital Currency	Equity Securities	Foreign Securities	Forwards	Futures & Related Options	Master Limited Partnerships	Pooled Investment Vehicles	Real Estate Investment Trust	Repurchase Agreements	Reverse Repurchase Agreements	Securities and Index Options	Subsidiary Investments	Swaps	Borrowing	Short Sales	Securities Lending	When Issued	Commodity Pools	Correlation – Matching	Correlation – Geared	Cybersecurity	Geopolitical Events	Management
Ultra MSCI EAFE
Ultra MSCI Emerging Markets
Ultra MSCI Japan
Ultra MSTR
Ultra Nasdaq Biotechnology
Ultra Nasdaq Cloud Computing
Ultra Nasdaq Cybersecurity
Ultra Natural Gas K-1 Free ETF
Ultra NVDA
Ultra Oil K-1 Free ETF
Ultra Palladium K-1 Free ETF
Ultra Platinum K-1 Free ETF
Ultra PLTR
Ultra QQQ®
Ultra QQQ Mega
Ultra QQQ Top 30
Ultra Real Estate
Ultra Russell2000
Ultra S&P 500 Equal Weight
Ultra S&P500®
Ultra Semiconductors
Ultra Silver K-1 Free ETF
Ultra SmallCap600
Ultra Technology
Ultra TSLA
Ultra Utilities
UltraPro Dow30SM
UltraPro MidCap400
UltraPro QQQ®
UltraPro Russell2000
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Fund Name	Fund Name Policy	Illiquid Securities	Non-Diversification	Cash Reserves	Debt Instruments	Digital Currency	Equity Securities	Foreign Securities	Forwards	Futures & Related Options	Master Limited Partnerships	Pooled Investment Vehicles	Real Estate Investment Trust	Repurchase Agreements	Reverse Repurchase Agreements	Securities and Index Options	Subsidiary Investments	Swaps	Borrowing	Short Sales	Securities Lending	When Issued	Commodity Pools	Correlation – Matching	Correlation – Geared	Cybersecurity	Geopolitical Events	Management
UltraPro S&P500®
UltraPro Short 20+ Year Treasury
UltraPro Short Dow30SM
UltraPro Short MidCap400
UltraPro Short QQQ®
UltraPro Short Russell2000
UltraPro Short S&P500®
UltraShort 7-10 Year Treasury
UltraShort 20+ Year Treasury
UltraShort Bitcoin ETF
UltraShort Consumer Discretionary
UltraShort Consumer Staples
UltraShort Dow30SM
UltraShort Energy
UltraShort Ether ETF
UltraShort Financials
UltraShort FTSE China 50
UltraShort FTSE Europe
UltraShort Health Care
UltraShort Industrials
UltraShort Materials
UltraShort MidCap400
UltraShort MSCI Brazil Capped
UltraShort MSCI EAFE
UltraShort MSCI Emerging Markets
UltraShort MSCI Japan
UltraShort Nasdaq Biotechnology
UltraShort QQQ®
UltraShort QQQ Mega
UltraShort Real Estate
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Fund Name	Fund Name Policy	Illiquid Securities	Non-Diversification	Cash Reserves	Debt Instruments	Digital Currency	Equity Securities	Foreign Securities	Forwards	Futures & Related Options	Master Limited Partnerships	Pooled Investment Vehicles	Real Estate Investment Trust	Repurchase Agreements	Reverse Repurchase Agreements	Securities and Index Options	Subsidiary Investments	Swaps	Borrowing	Short Sales	Securities Lending	When Issued	Commodity Pools	Correlation – Matching	Correlation – Geared	Cybersecurity	Geopolitical Events	Management
UltraShort Russell2000
UltraShort S&P500®
UltraShort Semiconductors
UltraShort SmallCap600
UltraShort Technology
UltraShort Utilities
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FUND NAME POLICY
Each Rule 35d-1 Fund is subject to a policy adopted pursuant to Rule 35d-1 under the 1940 Act (the so-called “names rule”) and commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in the types of securities suggested by its name and/or investments with similar economic characteristics. Such direct or inverse exposure may be obtained through direct investments/short positions in the securities and/or through investments with similar economic characteristics. For the purposes of each such investment policy, “assets” includes a Fund’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a Fund’s net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the Fund’s books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board has adopted a non-fundamental policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s name policy.
While the DJ Brookfield Global Infrastructure ETF and the Global Listed Private Equity ETF anticipate that, under normal market conditions, each Fund will invest primarily (i.e., at least 40% of its “assets” as defined above) in securities issued by issuers organized or located outside the United States (“foreign issuers”), to the extent that foreign issuers ever comprise less than 40% of such Fund’s assets for an extended period of time (i.e., six months), the Fund will take steps to: (i) either change its name; or (ii) change its benchmark.
ILLIQUID SECURITIES
Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the 1933 Act, but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. Securities generally will be considered “illiquid” if the Fund reasonably expects the security cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when ProShare Advisors considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.
The SEC has adopted Rule 22e-4 under the 1940 Act, which requires each Fund to adopt a liquidity risk management program to assess and manage its liquidity risk. Under its program, a Fund is required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. Each Fund does not expect Rule 22e-4 to have a significant effect on investment operations. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and it may not reduce the liquidity risk inherent in a Fund’s investments.
Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Board of Trustees has
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delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a Fund to ProShare Advisors. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such an event, appropriate remedies will be considered in order to minimize the effect on the Fund’s liquidity.
NON-DIVERSIFICATION
Each Fund, except for the Diversified Funds, is a “non-diversified” series of the Trust. A Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Notwithstanding each Fund’s status as a “non-diversified” investment company under the 1940 Act, each Fund intends to qualify as a RIC accorded special tax treatment under the Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. A Fund’s ability to pursue its investment strategy may be limited by that Fund’s intention to qualify as a RIC and its strategy may bear adversely on its ability to so qualify. For more details, see “Taxation” below. With respect to a “non-diversified” Fund, a relatively high percentage of such a Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. ProShares S&P 500 Ex-Energy ETF, ProShares S&P 500 Ex-Financials ETF, ProShares S&P 500 Ex-Health Care ETF and ProShares S&P 500 Ex-Technology ETF may operate as “non-diversified,” as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its index.
CASH RESERVES
In seeking to achieve its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.
DEBT INSTRUMENTS
Below is a description of various types of money market instruments and other debt instruments that a Fund may utilize for investment purposes or for liquidity purposes. Other types of money market instruments and debt instruments may become available that are similar to those described below and in which a Fund also may invest consistent with their investment goals and policies. Each Fund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.
Money Market Instruments
To seek its investment objective, as a cash reserve, or for liquidity purposes each Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, floating and variable rate notes, commercial paper, certificates of deposit, time deposits, bankers’ acceptances or repurchase agreements and other short-term liquid instruments secured by U.S. government securities. Each Fund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each Fund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.
Each Fund may invest a significant portion of available cash in a money market ETF advised by ProShare Advisors. Investing in an affiliated investment company exposes a Fund to the same risks that affect the affiliated money market ETF, including the risk that its investment strategy may not achieve intended
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results. The affiliated money market ETF does not seek to maintain a stable net asset value. The affiliated money market ETF invests in U.S. Treasury bills, notes or bonds with remaining maturities of 93 days or less and would be negatively impacted by adverse events in the U.S. Treasury markets. The affiliated money market ETF’s share price may also be adversely affected during periods of high redemption activity or illiquid markets. In addition, the actions of a few large investors in the affiliated money market ETF could significantly influence its share price. Additionally, because the affiliated money market ETF is affiliated with each Fund through a common advisor and sponsor additional considerations apply. This affiliation may create potential conflicts of interest, such as decisions that could favor the affiliated money market ETF or the Advisor over a Fund.
U.S. Government Securities
A Fund may invest in U.S. government securities in pursuit of its investment objective or for liquidity purposes.
U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance: U.S. Treasury bills, which have initial maturities of one year or less; U.S. Treasury notes, which have initial maturities of one to ten years; and U.S. Treasury bonds, which generally have initial maturities of greater than ten years. In addition, U.S. government securities include Treasury Inflation-Protected Securities (“TIPS”). TIPS are inflation-protected public obligations of the U.S. Treasury. These securities are designed to provide inflation protection to investors. TIPS are income generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation benchmark such as the Consumer Price Index. A fixed-coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of the inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. In addition, TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.
Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.
Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt
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securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a Fund’s portfolio investments in these securities.
From time to time, a high national debt or uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling or enact periodic legislation to fund the U.S. government could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of the entity may be adversely impacted.
Floating and Variable Rate Notes
Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a Fund’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a Fund’s income when interest rates fall. Of course, a Fund’s income from its floating and variable rate investments also may increase if interest rates rise.
Commercial Paper
Commercial paper is a short-term unsecured promissory note issued by businesses such as banks, corporations, finance companies and other issuers generally to finance short-term credit needs. Issuers may use commercial paper to finance accounts receivable or to meet short-term liabilities. Commercial paper generally has a fixed maturity of no more than 270 days and may trade on secondary markets after its issuance.
Mortgage-Backed Securities
A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each Fund may invest in mortgage-backed securities. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
Mortgage-backed securities are most commonly issued or guaranteed by GNMA, FNMA or the Federal Home Loan Mortgage Corporation (“FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.
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Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.
Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by appreciation in home values, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
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Other Fixed Income Securities
Each Fund may invest in a wide range of fixed income securities, which may include foreign sovereign, sub-sovereign and supranational bonds, as well as any other obligations of any rating or maturity such as foreign and domestic investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s Rating Group (“S&P”) or Baa or better by Moody’s Ratings (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.
Foreign Sovereign, Sub-Sovereign, Quasi Sovereign and Supranational Securities. A Fund may invest in fixed-rate debt securities issued by: non-U.S. governments (foreign sovereign bonds); local governments, entities or agencies of a non-U.S. country (foreign sub-sovereign bonds); corporations with significant government ownership (“Quasi-Sovereigns”); or two or more central governments or institutions (supranational bonds). These types of debt securities are typically general obligations of the issuer and are typically guaranteed by such issuer. Despite this guarantee, such debt securities are subject to default, restructuring or changes to the terms of the debt to the detriment of security holders. Such an event impacting a security held by a Fund would likely have an adverse impact on the Fund’s returns. Also, due to demand from other investors, certain types of these debt securities may be less accessible to the capital markets and may be difficult for a Fund to source. This may cause a Fund, at times, to pay a premium to obtain such securities for its own portfolio. For more information related to foreign sovereign, sub-sovereign and supranational securities, see “Foreign Securities” and “Exposure to Securities or Issuers in Specific Foreign Countries or Regions” below.
Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
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Junk Bonds. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but the higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, the risk was that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed income security may affect the value of these investments. Each Fund will not necessarily dispose of a security when its rating is reduced below the rating it had at the time of purchase. However, ProShare Advisors will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund’s investment objective.
Covered Bonds. A Fund may invest in covered bonds, which are debt securities issued by banks or other credit institutions that are backed by both the issuing institution and underlying pool of assets that compose the bond (a “cover pool”). The cover pool for a covered bond is typically composed of residential or commercial mortgage loans or loans to public sector institutions. A covered bond may lose value if the credit rating of the issuing bank or credit institution is downgraded or the quality of the assets in the cover pool deteriorates.
Unrated Debt Securities. A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as that of any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
DIGITAL CURRENCIES
Crypto
Crypto is generally considered to be a digital representation of something of value, for which ownership is verified and recorded on a distributed ledger. Some cryptos may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. Many cryptos are designed to be transferred on a peer-to-peer basis using a distributed ledger without the need for a central authority. Transfers of those cryptos are generally built on a foundation of encryption and cryptography and are validated using a consensus mechanism. Other cryptos use similar technology for other business purposes. These assets are very new and their definition and usage is continuing to evolve.
The prices of cryptos have experienced periods of extreme volatility. The price of a crypto may change dramatically and without warning. This volatility is due to a number of factors, including the supply and demand, concerns about potential manipulation and safety, market perceptions of the value as an investment, continuing development of the regulations applicable to cryptos, and the changes exhibited by an early-stage technological innovation.
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It is believed that speculators and investors who seek to profit from trading and holding cryptos currently account for a significant portion of demand. Such speculation regarding the potential future appreciation may artificially inflate or deflate the price of crypto. Conversely, evolving government regulation, the perception of onerous regulatory actions, concerns over the potential for fraud and manipulation and other factors may cause volatility in the price.
The trading of bitcoin is fragmented across numerous crypto trading venues. The fragmentation of the volume of transactions across multiple crypto trading venues can lead to a higher volatility than would be expected if volume was concentrated in a single crypto trading venue. Market fragmentation and volatility increases the likelihood of price differences across different crypto trading venues.
Crypto Public Blockchain
Each crypto will have a public blockchain, sometimes referred to as a network, that is collectively maintained by its participants. Anyone can be a participant in a public blockchain and may run a node, run mining software or hardware, access a wallet and transact as long as they follow the rules of the blockchain. Developments related to a crypto’s operations, also contribute to price volatility. These factors may continue to cause the price of cryptos to be volatile, which may have a negative impact on the performance of a Fund.
An interruption in Internet service or a limitation of Internet access could impact the functionality of any public blockchain. A broadly accepted and widely adopted decentralized network is necessary for a fully-functional blockchain network. Features, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, are essential to preserve the stability of the network and decrease the risk of fraud or cyber-attacks. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of a public blockchain. Any technical disruptions or regulatory limitations that affect Internet access may have an adverse effect on the value of cryptos.
Crypto Governance
Each crypto will have its own rules, either predefined by a formal protocol or community evolved that dictate how a change to the blockchain is accepted and implemented. As there is no central authority on a public blockchain, these governance rules rely on the concept of network governance, i.e., the idea that the participants in the network will evaluate any potential changes to the rules and implement them if they believe they are worthwhile. Public blockchains are usually open source projects with the core developers being made up of a dedicated community of people who have devoted time and built up expertise in the protocol. These developers may carry a lot of credibility and influence within the community and typically champion proposed changes but still need to convince other participants that their change is for the good of the protocol.
Changes made to a protocol can have profound effects on the nature of a crypto, not only on its functionality and use case but on community that uses and supports the protocol. Several cryptos that exist today are the result of a part of a community disagreeing on desired change and splitting off from the core to implement the change.
Anyone involved in a given crypto should be aware of the governance model and have a view on its strengths and potential for changes in the future.
Proof-of-Stake
Proof-of-stake is a type of consensus mechanism used by blockchain networks to achieve consensus across the participants on the blockchain. Consensus mechanism in the blockchain is a system that validates a transaction and marks it as authentic.
A Proof-of-Stake consensus mechanism requires users to stake their crypto to become a validator in the network. Validators are responsible for the same things as miners in proof-of-work: ordering transactions and creating new blocks so that all nodes can agree on the state of the network. Validators are chosen at random to create blocks are responsible for checking and confirming blocks they don’t create, these validators are rewarded with newly created crypto.
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A user’s stake is also used as a way to incentivize good validator behavior. In general proof-of-stake blockchain have a reward and penalty mechanism. Reward and penalty mechanisms are designed to incentivize validator responsibility and network collaboration. Bad validator behavior such as dishonest validations, double signing and inactivity may be subject to a penalty depending on the specific protocol.
Crypto Trading Venues
Crypto trading venues are relatively new and not subject to the same regulations as regulated securities or futures exchanges. Crypto trading platforms that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. As a result, markets for bitcoin may be subject to manipulation or fraud and may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Investors in cryptos may lose money, possibly the entire value of their investments.
Regulation of Cryptos
As cryptos have grown in popularity and market size, certain U.S. federal and state governments, foreign governments and self-regulatory agencies have begun to examine the operations of cryptos, their networks, their users, and the crypto trading venues. Regulation of crypto and initial coin offerings (“ICOs”) in the U.S. and foreign jurisdictions could restrict the use of cryptos or impose other requirements that may adversely impact the liquidity and price, the demand, the operations of crypto and crypto trading venues. If the crypto trading venues become subject to onerous regulations, among other things, trading in cryptos may be concentrated in a smaller number of crypto trading platforms, which may materially impact the price, volatility and trading volumes of cryptos. Additionally, the crypto trading venues may be required to comply with tax, anti-money laundering (“AML”), know-your-customer (“KYC”) and other regulatory requirements, compliance and reporting obligations that may make it more costly to transact in or trade (which may materially impact price, volatility or trading more generally). Each of these events could have a negative impact on the price of crypto and increase volatility.
The regulation of cryptos and related products and services continues to evolve. The inconsistent and sometimes conflicting regulatory landscape may make it more difficult for crypto businesses to provide services, which may impede the growth of the crypto economy and have an adverse effect on consumer adoption and the market value of crypto. Conversely, the resolution of these conflicts may result in the rapid expansion of the crypto economy and consumer adoption. There is a possibility of future regulatory change altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of the Fund to continue to operate.
Additionally, to the extent a crypto itself is determined to be a security, commodity future or other regulated asset, or to the extent that a United States or foreign government or quasi-governmental agency exerts regulatory authority over a network, trading or ownership, the value of the crypto may be adversely affected, which may have an adverse effect on the value of your investment in a Fund. In sum, crypto regulation takes many different forms and will, therefore, impact crypto and their usage in a variety of manners.
Bitcoin
Bitcoin is a decentralized digital cryptocurrency which can operate without the need of a central authority. The decentralized nature allows it to operate on a peer-to-peer network whereby users are able to send funds to each other without going through an intermediary. Each and every bitcoin transaction that’s ever been made exists on a public ledger accessible to everyone.
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Ethereum
Ethereum is an open-source blockchain-based platform for decentralized application. Ether (ETH) is the native cryptocurrency of the platform. Ethereum allows smart contracts in which developers can write code in order to build decentralized application such as finance applications. Lending protocols and so on. Ethereum is a decentralized public ledger for verifying and recording transactions.
Binance Coin
Binance exchange is a cryptocurrency exchange that supports several traded cryptocurrencies and provides a crypto wallet for traders to store their cryptocurrencies. Binance Coin (BNB) is the native coin of the Binance chain, which underpins a lot the services provided by Binance. BNB can be used to reduce trading fees on the platform, convert residual crypto balances, use some of Binance DeFi service, and many others.
XRP Ledger
XRP is a crypto native to the XRP Ledger (XRPL), an open-source, permissionless, and decentralized blockchain. The XRPL uses a Proof-of-Association (PoA) consensus mechanism to validate transaction. This system is more efficient to run than Proof-of-Work (PoW), as it requires fewer hardware resources and consumes less energy. Built in 2012, specifically for payments, XRP can settle a transaction on the ledger in 3-5 seconds and was designed to be a faster, more sustainable alternative to bitcoin.
Dogecoin
Dogecoin is a meme-inspired altcoin that began as joke in 2013. It is based on Litecoin and has similar technology behind its proof-of-work.
Cardano
Cardano is a decentralized blockchain platform. The primary cryptocurrency of Cardano is called ADA. Cardano can be used to store value, build smart contracts, create decentralized applications and so on. The Cardano blockchain runs on the Ouroboros consensus protocol which is a proof-of-stake protocol.
Polkadot
Polkadot is a blockchain protocol connecting multiple specialized blockchains into one unified network. Polkadot can operate in two different types of blockchains. Polkadot can operate many transactions on different chains in parallel, eliminating the needs to do transactions one-by-one.
Bitcoin Cash
Bitcoin Cash is a cryptocurrency created from Bitcoin hard fork occurring in August 2018. Bitcoin Cash has been designed to improve stability, allow more transactions into a single block and at the same time more transactions to be processed. Bitcoin Cash and Bitcoin use the same consensus mechanism and have supply cap at 21 million.
Litecoin
Litecoin is a peer-to-peer cryptocurrency created in October 2011 and it is a fork of Bitcoin. Litecoin is an open-source global payment network without any central authority. It has been designed to have faster block generation rate than Bitcoin and uses script in its proof-of-work algorithm.
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Uniswap
Uniswap is a decentralized crypto exchange that runs on the Ethereum blockchain and was built in 2018. It is compatible with ERC-20 tokens. It has been designed to enable users to swap ERC-20 tokens. Uniswap pools tokens into smart contract and users can trade against these liquidity pools. Anyone can swap tokens, add tokens to a pool to earn fees, or list a token on Uniswap.
Chainlink
Chainlink is a decentralized blockchain which has been designed to connect real-world datasets such as payment methods, data feeds etc. to the blockchain. It allows smart contracts to access, in a secure way, the real-world data information. Several mechanisms in the Chainlink protocol ensure the accuracy of the data.
Stellar
Stellar is a decentralized crypto blockchain. It is a payment protocol based on distributed ledger technology. It has been designed to transfer digital currency to fiat money across borders and domestically. Stellar blockchain’s cryptocurrency is ca;;ed the lumen (token) which trades under the symbol XLM.
VeChain
VeChain is a crypto blockchain platform which has been designed to improve supply chain management by using distributed ledger technology. It has been built to simplify the processes and information from complex supply chains. VeChain makes use of two tokens: VeChain token (VET) as value layer and VeChain Thor Energy (VTHO) as a smart contract layer.
Ethereum Classic
Ethereum Classic is a decentralized blockchain which is a result of the Ethereum blockchain fork in 2016. It is open-source and runs smart contracts offering decentralized governance.
Solana
Solana is a crypto blockchain that was founded in 2017. It uses smart contract, proof-of-stake and proof-of-history consensus to secure its blockchain. It has been built to be resilient and expendable to censorship and allows fast transaction settlement. SOL is Solana’s native cryptocurrency, which works as a utility token.
EOS
EOS is a decentralized blockchain that allows the development of decentralized applications. EOS enables secure communication and access between dApps and the internet. It can process fast and free transactions. The EOS ecosystem is composed of two key parts: EOS.IO which is a system architecture and EOS token which is the network’s cryptocurrency.
Theta
Theta is a peer-to-peer decentralized blockchain which was designed to decentralize video delivery networks by encouraging the sharing of bandwidth. Indeed, users can contribute excess bandwidth and computing resources in exchange for token rewards. The Theta network has two native tokens: TFUEL and THETA. Theta network users who facilitate shared video content as edge nodes are rewarded for the data they stream ith TFULE. THETA is a governance token which has been built to facilitate the managing of the blockchain and its future development. THETA has a fixed supply of 1 billion coins.
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OKB
OKB is a utility token which is issued by OK Blockchain Foundation. OK Blockchain Foundation is a token economy system which has been designed to connect several products and services available to OKEx users as well as professional investors.
Neo
NEO is a decentralized blockchain which uses easily programmable smart contracts to smooth trust-less trades of real-world assets through the blockchain. It has been designed to allow the development of cryptos and smart contracts. There are two native cryptocurrencies on its blockchain: NEO which has been designed for voting on protocol changes and GAS which is used to pay for computation on the network.
Cosmos
Cosmos is a decentralized network of independent parallel blockchains which has been created in February 2021. It has been designed to allow any blockchain to communicate and transact with each other. The native tokens of the Cosmos network are called ATOMs. ATOMs give to the holder the ability to validate the blocks, vote on the governance issues, pay for the transaction fees and so on.
Tezos
Tezos is a decentralized platform to build decentralized applications. The network’s on-chain governance allows holders of Tezos’ native coin called XTZ to vote on the network’s future direction.
Internet Computer
Internet Computer is a digital token that operates on its own proprietary protocol called Internet Computer Protocol. Internet Computer has been designed to create a decentralized internet which allows companies to create and deploy software into secure online environments. It operates at web speed with independent data centres providing alternative to corporate cloud services.
Polygon
Polygon is a layer-2 solution which aims to scale the Ethereum blockchain by improving its transaction speeds, providing a better developer experience and lowering fees. The token of the Polygon network may be used to pay gas fees, staking, voting etc.
Tron
Tron is a decentralized blockchain which was created in 2017. It has been designed to facilitate the sharing of the digital content for free with distributed storage technology. This blockchain allows for the creation off the decentralized applications and the sharing of media content. Tron network has a utility token called TRX which facilitate easy transactions across the blockchain and so on.
Filecoin
Filecoin is a decentralized blockchain which has been designed as a peer-to-peer digital storage marketplace. It allows users to rent out spare storage space on their computer. Filecoin network has a token called FIL.
Aave
Aave is a decentralized lending system running on the Ethereum blockchain. It has been designed to allow the users to borrow, lend and earn interest on crypto assets without intermediary. AAVE is the native governance token of the Aave protocol.
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Iota
Iota is a distributed ledger which has been built to execute and record transactions between devices and machines on the Internet of Things ecosystem. The network’s distributed ledger is called the Tangle. IOTA users are also validators and miners whose connected devices passively support Tangle. The ledger uses a cryptocurrency called MIOTA to account for transactions in its network.
Avalanche
Avalanche is a decentralized blockchain with smart contract functionality which aims to provide eco friendliness, low costs and fast transactions. AVAX is the native token of Avalanche platform.
Algorand
Algorand is a layer-1 decentralized blockchain which supports smart contracts. This blockchain uses a proof-of-stake consensus mechanism and aims for scalability, transaction speed and minimization of risks of smart contracts. ALGO is the native token of Algorand platform.
Shibu Inu
Shiba Inu is an ERC 20 altcoin issued on the Ethereum blockchain. One of the purposes is to create an ecosystem consisting of three tokens with different supplies.
Cronos
Cronos is a decentralized blockchain which has been created by the Crypto.com payment, trading and financial services company. Crypto.com is a centralized cryptocurrency exchange that supports trading, staking, investing and so on. Cronos (CRO) is the native token of Cronos Chain.
NEAR Protocol
NEAR protocol is a layer-1 developer-friendly decentralized blockchain which supports smart contracts and aims to ease the creation of decentralized applications and developer friendly.
Fantom
Fantom is a layer-1 decentralized smart contract platform which provides decentralized finance (DeFi) services. FTM token is the governance token of Fantom platform.
The Graph
The Graph is a decentralized protocol for indexing and querying data from blockchains. GRT is the native token of The Graph.
Loopring
Loopring is a layer-2 decentralized protocol for building decentralized crypto exchanges. LRC is the Ethereum based cryptocurrency token of Loopring.
Maker
Maker is a decentralized protocol based on the Ethereum blockchain. The goal is to secure and support the issuance of stablecoins. Maker (MKR) is the governance token of the MakerDAO, which acts as a kind of voting share for the decentralized autonomous organization that manages the USD stablecoin DAI.
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Basic Attention Token
The Basic Attention Token is a decentralized blockchain built on Ethereum which aims to be a digital advertising platform that makes a better experience for the readers thanks to ads that should be more tailored to their interests without disclosing their data privacy rights.
Curve DAO Token
Curve DAO Token is the native token that supports a decentralized finance platform called Curve.Finance. Curve.Finance is a decentralized exchange that uses an automated market maker.
Compound
Compound is a decentralized blockchain which supports lending and borrowing crypto. COMP is the native token of Compound platform.
1inch Network
The 1inch Network unites is decentralized protocols which aims to enable fast, secure and profitable operations in the Decentralized finance space, which includes decentralized exchange, liquidity pool, order protocol and wallet.
Yearn.finance
Yearn.finance is a decentralized protocol which aims to provide services such as yield farming, lending and insurance. YFI is the native crypto token of the Yearn.finance protocol.
SushiSwap
SushiSwap is a decentralized exchange on the Ethereum blockchain using an automated market making model. SushiSwap (SUSHI) is a token native of SushiSwap.
0x
0x is a decentralized exchange for trading ERC 20 tokens and other assets on the Ethereum blockchain. ZRX is an ERC 20 token which is the native governance and staking token of 0x.
PancakeSwap
PancakeSwap is a decentralized exchange on the Binance blockchain that uses an automated market=making model.
Axie Infinity
Axie Infinity is a blockchain based virtual game which aims to allow players to collect NFTs and digital pets known as Axis which can be raised, battled and traded though the Axie ecosystem. The Axie Infinity game has two tokens, AXS is the native governance token whereas SLP is the in-game generated experience points.
Sandbox
Sandbox is a blockchain based virtual world which aims to allow the users to customize their games, buy and sell crypto in the form of a game. The SAND token is the native token of The Sandbox.
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Decentraland
Decentraland is a virtual reality platform based on the Ethereum blockchain which aims to allow users to buy virtual plots of land in the platform, and monetize content and applications. MANA is a cryptocurrency token of the Decentraland platform.
Enjin Coin
Enjin Coin is a blockchain based virtual game which aims to be a social gaming platform through which users can build websites, chat, host virtual item stores and so on. Enjin Coin (ENJ) is an an ERC 20 token of the Enjin Coin platform.
Illuvium
Illuvium is a blockchain based virtual game which aims to be a fantasy role playing game in which players can collect non-fungible tokens on Ethereum’s blockchain with real world value. ILV is the native token used to reward players and to participate in the governance of the game DAO.
Flow
Flow is a decentralized blockchain which aims to help developing NFT games, decentralized applications, and payment tools.
Arweave
Arweave is a decentralized protocol which aims to store global information securely and permanently.
Kusama
Kusama is a decentralized blockchain which aims to allow the developers to test new blockchains or decentralized application before deploying it on Polkadot. The KSM token is the native cryptocurrency of the Kusama network
Lido DAO Token
Lido is a staking solution for proof of stake blockchain which aims to allow the users to stake while avoiding conditions such as asset locking requirements.
AMP
AMP is a digital collateral Ethereum token which aims to collateralize payment and verify collateralization through a system of collateral partitions and collateral managers. Users stake AMP via the Flexa Network so as to provide collateralization across the platform.
Bancor
Bancor is a blockchain protocol that allows users to convert between different tokens directly as opposed to exchanging them on cryptocurrency markets. A key characteristic of the protocol is that it doesn’t call for an exchange of tokens with a second party, as in the case of cryptocurrency exchanges. Rather, it employs Smart Tokens to convert between different ERC 20 tokens internally. Bancor Network Token (BNT) is a protocol token used on the network which helps to provide some liquidity for the pool available on the network.
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Ankr
Ankr is a decentralized blockchain infrastructure which aims to facilitate the adoption of Web3 by creating a platform where the users can deploy nodes on proof-of-stake blockchains, access decentralized finance application and stake their tokens. ANKR is a native utility token which is needed for payments and transactions for several Ankr’s services.
Synthetix
Synthetix is a decentralized finance protocol based on the Ethereum blockchain which aims to provide on-chain exposure to several crypto and non-crypto assets. SNX tokens are used as a collateral for the synthetic assets that are minted. That is to say whenever synths are issued, SNX tokens are locked up in a smart contract. SNX is also used to earn: i) exchange rewards and ii) staking rewards.
Waves
Waves is a decentralized blockchain that supports decentralized applications (DApps) and smart contracts. It has been designed to allow the users to create a smart contract solution, a custom token and so on.
Swipe
Swipe is an API platform which has been designed to allow the users to convert between cryptocurrencies, fiat currencies and stablecoins. It aims to create global payment cards powered by its native SXP token which is used for paying transaction fees and securing Solar Network.
Kava
Kava is a layer-1 decentralized blockchain which aims to combine the interoperability and speed of Cosmos. The Kava Network features a native governance and utility token, KAVA.
Convex Finance
Convex Finance is a decentralized finance (DeFi) protocol which aims to reward Curve liquidity providers and stakers with additional yields. Curve DFinance is a decentralized exchange.
Anchor Protocol
Anchor Protocol (ANC) is a decentralized finance (DeFi) protocol developed on Terra blockchain, which uses the LUNA and UST token to provide its users with potential opportunities for staking, farming and savings.
JUST
JUST is a decentralized finance (DeFi) ecosystem built for the TROn blockchain. JST is the token for Dapp governance and various protocols in the JUST ecosystem.
Frax Share
The Frax Protocol is a fractional-algorithmic stablecoin system. Frax is open-source, permissionless, and entirely on-chain. Frax Shares (FXS) is a governance token.
UNUS SED LEO
UNUS SED LEO (LEO) is a utility token which is used across the iFinex (parent company of Bitfinex) ecosystem. One of the goals is to allow Bitfinex users to save money on trading fees.
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Toncoin
Toncoin is a decentralized layer-1 blockchain which has a multi-level structure built on the principle of sharding or segmentation.
Aptos
Aptos is a layer-1 blockchain which employs a smart contract programming language called Move.
Hedera
Hedera is a public blockchain which aims to allow individuals and businesses to create powerful decentralized applications. The HBAR is the token of Hedera public network.
Stacks
Stack is a Bitcoin layer-2 blockchain for smart contracts which aims to enable decentralized application and smart contracts to use Bitcoin as an asset and settle transaction on the Bitcoin blockchain.
ApeCoin
ApeCoin is a utility and governance token used in the APE ecosystem which allows token holders to participate in ApeCoin DAO and gives access to some exclusive games and services.
BitDao
BitDao is a decentralized autonomous organization which focuses on DeFi. It is manage by holders of BIT tokens.
THORChain
THORChain is a decentralized liquidity protocol which aims to allow the users to exchange cryptocurrency assets across a range of networks without losing full custody of their assets in the process.
Quant
Quant network aims to connect blockchains and network on a global scale without reducing the efficiency and interoperability of the network. It is designed to act as a gateway for any blockchain-based project to access all other blockchains.
Optimism
Optimism is a layer-2 blockchain on top of Thereum which aims to help scale the Ethereum ecosystem.
Arbitrum
Arbitrum is an Ethereum layer-2 scaling solution which aims to improve cost-efficiency, scalability and speed on Ethereum. Arbitrum’s native token is called Arb and is used for governance.
Bittensor
Bittensor is a public blockchain which aims to power a decentralized and blockchain-based machine learning network. The native currency is TAO which constitutes both reward and access token on the network.
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Immutable
Immutable is a layer-2 scaling solution on Ethereum. It focuses mainly on NFTs and blockchain gaming. IMX is an Ethereum token that powers Immutable.
Kaspa
Kaspa is a layer-1 decentralized blockchain which aims to achieve high block rate and low confirmation times. It supports smart contract and decentralized finance applications on its network. KAS is the native token for Kaspa blockchain.
Mantle
Mantle network is a decentralized platform that allows for the exchange of value and data across different blockchain networks. MNT is the native token which can be used for growing the ecosystem, governance and paying gas fees.
Render
Render is a public network which enables distributed graphics processing and aims to connect artists and studios in need of GPU computing power with mining partners willing to rent out their GPU capabilities. RNDR is an Ethereum token that powers Render Network.
Celestia
Celestia is a modular data availability network. TIA is the native token of the Celestia blockchain which can be used for gas fee payment, network governance, and staking participation.
Injective
Injective is a layer-1 interoperable blockchain which aims to provide core financial infrastructure primitives that applications can leverage. INJ is the native token that enables community members to participate in governance, validation, burn auctions, and more.
Lido Staked ETH
Lido Staked Ether (stETH) is a cryptocurrency token that aims to represent an equivalent amount of ether (ETH) that has been staked on Lido. Lido is a decentralized protocol.
Liquid Staked ETH
Liquid Staked ETH (LSETH) is a cryptocurrency token that aims to represent an equivalent amount of ether (ETH) that has been stake with Liquid Collective plus network rewards.
Lido wstETH
Lido wstETH is a wrapped version of stETH which is a cryptocurrency token that aims to represent an equivalent amount of ether (ETH) that has been staked on Lido. Lido is a decentralized protocol. This wrapped version aims to represent stETH plus staking rewards.
Sui
Sui is a layer-1 crypto blockchain platform. The native token of this blockchain is SUI which aims to be used for proof-of-stake participation, gas fee payment, governance and so on.
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PEPE
PEPE is a cryptocurrency launched on Ethereum which was created as a tribute to the Pepe the Frog internet meme.
Fetch AI
Fetch AI (FET) is an Ethereum token which aims to power Fethc.ai, a decentralized machine learning platform for applications.
MANTRA
MANTRA is a layer-1 decentralized blockchain which has been designed for real-world asset (RWA) tokenization. It aims to offer a Permissionless Blockchain for Permissioned applications.
Hyperliquid
Hyperliquid is a layer-1 decentralized blockchain which aims to enhance the efficiency and performance of decentralized finance (DeFi) applications, featuring a fully on-chain order book perpetuals exchange.
Bitget Token
Bitget Token (BGB) is a utility token for the centralized exchange Bitget and the decentralized Bitget Wallet ecosystem. It can be used for trading, paying transaction fees, participating in platform activities, and accessing perks.
PI
PI is a decentralized blockchain which aims to allow users to mine and transact Pi using a mobile interface awhile supporting applications built within its blockchain ecosystem.
GateToken
GateChain is a decentralized blockchain which aims to facilitate crypto transfers. The network’s native token is GateToken which can be used to pay transaction fees, to stake, to validate transactions and secure the network in exchange for rewards.
Ondo
Ondo Chain is a layer-1 decentralized blockchain which has been designed for real-world asset (RWA). Ondo (ONDO) is the governance token of the Ondo Finance decentralized autonomous organization (DAO). It can be used to vote on protocol matters.
Ethena
Ethena (ENA) is a synthetic dollar protocol that aims to establish a stablecoin-like asset (USDe) through a delta-neutral hedging strategy. The ENA token is used for governance across a range of the Ethena protocol’s functions.
EQUITY SECURITIES
A Fund may invest in equity securities. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes
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in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and a Fund is particularly sensitive to these market risks.
FOREIGN SECURITIES
A Fund may invest in foreign issuers, securities traded principally in securities markets outside the United States, U.S.-traded securities of foreign issuers and/or securities denominated in foreign currencies (together “foreign securities”). Also, each Fund may seek exposure to foreign securities by investing in Depositary Receipts (discussed below). Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income and/or gains earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about issuers in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. Further, the growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.
In addition, the securities of some foreign governments, companies and markets are less liquid, and may be more volatile, than comparable securities of domestic governments, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A Fund also may be affected by different settlement practices or delayed settlements in some foreign markets. Moreover, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers. Additionally, U.S. investors may be prohibited from investing in securities issued by companies in certain foreign countries. This could negatively impact a Fund’s ability to sell securities or other financial instruments as needed. Such action may impair the value or liquidity of securities and negatively impact the Fund.
A Fund’s foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors.
A Fund may value its financial instruments based upon foreign securities by using the market prices of domestically traded financial instruments with comparable foreign securities market exposure.
Exposure to Securities or Issuers in Specific Foreign Countries or Regions
A Fund may focus its investments in particular foreign geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of a Fund may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, a Fund with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, a Fund may have an investment focus in a foreign country or region that is an emerging market and, therefore, are subject to heightened risks relative to a Fund that focuses its investments in more developed countries or regions.
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Exposure to Foreign Currencies
Each Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, including “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a Fund invests in such currencies, that Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. Additionally, recent issues associated with the euro may have adverse effects on non-U.S. investments generally and on currency markets. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control. A Fund may be unable or choose not to hedge its foreign currency exposure.
Depositary Receipts
A Fund may invest in depositary receipts. Depositary receipts are receipts, typically issued by a financial institution, which evidence ownership of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”).
ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter (“OTC”), are issued by domestic banks. In general, there is a large, liquid market in the United States for many ADRs. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S., however, a Fund may avoid certain risks related to investing in foreign securities on non-U.S. markets.
GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.
NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries that do not restrict the trading of their stocks on other nations’ exchanges. Each Fund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.
A Fund may invest in both sponsored and unsponsored depositary receipts. Certain depositary receipts, typically those designated as “unsponsored,” require the holders thereof to bear most of the costs of such facilities, while issuers of “sponsored” facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.
Unsponsored ADR programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored ADR.
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Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored ADRs, and the price of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer and/or there may be no correlation between available information and the market value.
Foreign Currencies and Related Transactions
Costs of Hedging. When a Fund purchases a non-U.S. bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the non-U.S. bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share. A Fund may enter into foreign currency transactions as a substitute for cash investments and for other investment purposes not involving hedging, including, without limitation, to exchange payments received in a foreign currency into U.S. dollars or in anticipation of settling a transaction that requires a Fund to deliver a foreign currency.
The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if ProShare Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.
FORWARD CONTRACTS
A Fund may enter into forward contracts to attempt to gain exposure to a benchmark or asset, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the other party a fixed price for an agreed-upon amount of an underlying asset or the cash value of the underlying asset at an agreed-upon date. Forward contracts that cannot be terminated in the ordinary course of business within seven days at approximately the amount at which a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. A Fund will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to any forward contract will typically be a major, global financial institution. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws and proceedings in the event of the counterparty’s bankruptcy or insolvency, which could affect the Fund’s rights as a creditor and ability to enforce the remedies provided in the applicable contract.
The K-1 Free Crude Oil ETF may invest in forward contracts where commodities are the underlying asset.
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Forward Currency Contracts
A Fund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts are generally structured in one of two ways: (1) on a “non-deliverable” basis in cash settlement (i.e., the parties settle at termination in a single currency based on then-current exchange rates) or (2) by actual delivery of the relevant currency or currencies underlying the forward currency contract.
A Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
For hedging purposes, a Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
A Fund is not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that the Fund may have to limit its currency transactions to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code. A Fund generally does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
With respect to forward currency contracts entered into in connection with purchases or sales of securities, at or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If a Fund engages in offsetting transactions, the Fund will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
Because a Fund invests in cash instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although the Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers may realize a profit based on the difference between the prices at which they buy and sell
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various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.
Although forward currency contracts may be used by a Fund to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if a Fund had not entered into these transactions. Even if ProShare Advisors correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a Fund’s position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a Fund’s forwards and currency positions may be caused by differences between the futures and currency markets.
These transactions also involve the risk that a Fund may lose its margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a counterparty with whom the Fund has an open forward position defaults or becomes bankrupt.
FUTURES AND RELATED OPTIONS
Futures in General
Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
The K-1 Free Crude Oil ETF may invest in cash-settled futures contracts where commodities are the underlying asset. The K-1 Free Crude Oil ETF intends to achieve this exposure through investment in the ProShares Cayman Crude Oil Strategy Portfolio, which may invest in futures contracts and options thereon.
Each Fund generally engages in closing or offsetting transactions before final settlement of a futures contract wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions. Investments in commodity-linked futures can be susceptible to negative prices due to a supply surplus which may be caused by global events, including restrictions or reductions in global travel. Exposure to such commodity-linked futures may adversely affect the performance of a Fund.
Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or benchmark. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment. A Fund may engage in related closing transactions with respect to options on futures contracts. A Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).
All of a Fund’s transactions in futures and options on futures will be entered into through a futures commission merchant (“FCM”) regulated by the CFTC or under a foreign regulatory regime that has been recognized as equivalent by the CFTC. All futures (and options thereon) entered into by a Fund will be cleared by a clearing house that is regulated by the CFTC or under a foreign regulatory regime that has been recognized as equivalent by the CFTC. A Fund’s FCM may limit the Fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.
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In addition, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. Exchanges may cancel trades in limited circumstances, for example, if the exchange believes that allowing such trades to stand as executed could have an adverse impact on the stability or integrity of the market. Any such cancellation may adversely affect the performance of a Fund.
Options on Futures
When a Fund purchases a put or call option on a futures contract, the Fund pays a “premium” (i.e., an amount in addition to the value of the underlying contract in relation to the exercise price of the option) for the right to sell (in the case of a put) or purchase (in the case of a call) the underlying futures contract for a specified price upon exercise at any time during the option period. When a Fund sells (or “writes”) a put or call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.
Futures Margin Requirements
Upon entering into a futures contract, each Fund will be required to deposit with its FCM an amount of cash or cash equivalents equal to a small percentage of the contract’s value (these amounts are subject to change by the FCM or clearing house through which the trade is cleared). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the benchmark underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. A party to a futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Credit risk of market participants with respect to futures is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. An FCM is generally obligated to segregate all funds received from customers with respect to customer futures positions from the FCM’s proprietary assets. However, all funds and other property received by an FCM from its customers are generally held by the FCM on a commingled basis in an omnibus account, and the FCM may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s FCM, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the FCM’s customers for a relevant account class. Also, the FCM is required to transfer to the clearing house the amount of margin required by the clearing house for futures positions, which amounts are generally held in an omnibus account at the clearing house for all customers of the FCM. If an FCM does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM.
Correlation Risk
The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to buy or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may
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be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.
Speculative Position Limits
The CFTC, certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Advisor and its affiliates may be aggregated for this purpose. Therefore, trading decisions of the Advisor may have to be modified and positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy. A Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.
“Rolling” Futures
“Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. ProShares K-1 Free Crude Oil ETF generally selects between WTI crude oil futures contracts with the three nearest expiration dates (known as the front, second and third month contracts) based on ProShare Advisors’ analysis of the liquidity and cost of establishing and maintaining such positions. Each month, ProShares K-1 Free Crude Oil ETF generally will evaluate this strategy on or about the fifth business day of the month and may roll its position from the fifth through ninth business days into the contract month determined by the Fund’s investment strategy.
MASTER LIMITED PARTNERSHIPS
Each Fund may invest in master limited partnerships (“MLPs”), which are commonly treated as partnerships for U.S. federal income tax purposes and publicly traded on national securities exchanges. Such MLPs are limited by the Internal Revenue Code to apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as natural gas extraction and transportation. Some real estate enterprises may also qualify as MLPs.
Investments in common units of MLPs involve risks that differ from investments in common stock. Holders of common units of MLPs have the rights typically provided to limited partners in limited partnerships and, thus, may have limited control and limited voting rights as compared to holders of a corporation’s common shares. Holders of common units may be subject to conflicts of interest with the MLP’s general partner, including those arising from incentive distribution payments. MLPs may also have limited financial resources and units may be subject to cash flow and dilution risk. In addition, investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. Accordingly, MLPs may be subject to more erratic price movements because of the underlying assets they hold. Further, a Fund’s investment in MLPs subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest.
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There are also tax risks associated with investments in MLPs. While there are benefits to MLPs that are treated as partnerships for federal income tax purposes, a change to current tax law or in the underlying business of a given MLP could result in the MLP being treated as a corporation for federal income tax purposes. If the MLP were treated as a corporation, the MLP would be required to pay federal income tax on its taxable income, which would reduce the amount of cash available for distribution by the MLP. In addition, because MLPs generally conduct business in multiple states, a Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying related taxes may adversely impact a Fund’s return.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.
POOLED INVESTMENT VEHICLES
A Fund may invest in other investment companies, including exchange-traded funds (“ETFs”) and unit investment trusts (“UITs”), to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Because most ETFs are investment companies, absent reliance on Rule 12d1-4 under the 1940 Act, a Fund’s investments in such investment companies generally would be limited under applicable federal statutory provisions. Those provisions typically restrict a Fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain ETFs in excess of the statutory limit in reliance on Rule 12d1-4. Rule 12d1-4 outlines the requirements of Fund of Funds Agreements and specifies the responsibilities of the Board related to “fund of fund” arrangements.
REAL ESTATE INVESTMENT TRUSTS
A Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property, while mortgage REITs invest in construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. U.S. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and failing to maintain exempt status under the 1940 Act.
REPURCHASE AGREEMENTS
Each Fund may enter into repurchase agreements with financial institutions in pursuit of its investment objective, or for liquidity purposes. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. Each Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with a Fund will be monitored by ProShare Advisors. In addition, the value of the collateral
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underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total net assets. The investments of each Fund in repurchase agreements at times may be substantial when, in the view of ProShare Advisors, liquidity, investment, regulatory, or other considerations so warrant.
Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require its direct participants (which generally would be a bank or broker-dealer) to submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which the direct participant is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement.
Market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2027. The clearing mandate is expected to result in a Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and the Fund may incur costs in connection with entering into new agreements (or amending existing agreements) with direct participants of a CCA and potentially other market participants and taking other actions to comply with the new requirements. In addition, upon the compliance date taking effect, the costs and benefits of entering into repurchase transactions involving U.S. Treasuries to a Fund may be impacted as compared to repurchase transactions involving U.S. Treasuries a Fund may enter prior to the compliance date.
REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements as part of its investment strategy, which may be viewed as a form of borrowing. Reverse repurchase agreements involve sales by a Fund of portfolio assets for cash concurrently with an agreement by the Fund to repurchase those same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and a Fund intends to use the reverse repurchase technique only when it will be to the Fund’s advantage to do so.
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As discussed above, the SEC has finalized new rules with the effect of requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited.
In addition, as discussed above, the SEC has adopted Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of certain derivatives and certain related instruments (e.g., reverse repurchase agreements). Pursuant to the rule, whenever a Fund enters into a reverse repurchase agreement, it will either: (i) be consistent with Section 18 of the Act and maintain asset coverage of at least 300% of the value of the repurchase agreement; or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the value-at-risk-based limit on leverage risk.
SECURITIES AND INDEX OPTIONS
Each Fund may buy and write (sell) options on securities, indexes and other assets for the purpose of realizing its investment objective. Options may settle in cash or settle by a delivery of securities or other assets underlying the options.
Physically Settled Options
By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing (selling) a call option a Fund becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised; conversely, by buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised.
Cash-Settled Options
Cash-settled options give the holder (purchaser) of an option the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the value of the underlying asset (or closing level of the index, as the case may be) upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the value of the underlying asset (or closing price level of the index, as the case may be) and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.
Exercise of Options
During the term of an option on securities, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price (or, in certain types of options, make a cash equivalent payment). This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction.
Cleared Options
In the case of cleared options, in order to secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), a clearing agency
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created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees performance by the other side of the transaction. Pursuant to relevant regulatory requirements, a Fund is required to agree in writing to be bound by the rules of the OCC. The principal reason for a Fund to write call options on assets held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.
If a Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.
Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Options Position Limits
Securities self-regulatory organizations (e.g., the exchanges and FINRA) have established limitations governing the maximum number of call or put options of certain types that may be bought or written (sold) by a single investor, whether acting alone or in concert with others. These position limits may restrict the number of listed options which a Fund may buy or sell. While a Fund is not directly subject to these rules, as a result of rules applicable to the broker-dealers with whom a Fund transacts in options, it is required to agree in writing to be bound by relevant position limits.
Index Options
Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements
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in the level of prices for specific underlying assets generally or, in the case of certain indexes, in an industry or market segment.
SUBSIDIARY INVESTMENTS
A Fund may achieve exposure through investment in a wholly-owned subsidiary organized under the laws of the Cayman Islands as indicated below.
Parent Fund	Subsidiary
Bitcoin ETF	ProShares Cayman Bitcoin Strategy Portfolio
Bitcoin & Ether Market Cap Weight ETF	ProShares Cayman Bitcoin & Ether Strategy Portfolio
Bitcoin & Ether Equal Weight ETF	ProShares Cayman Bitcoin & Ether Equal Weight Strategy Portfolio
Ether ETF	ProShares Cayman Ether Strategy Portfolio
K-1 Free Crude Oil ETF	ProShares Cayman Crude Oil Strategy Portfolio
Short Bitcoin ETF	ProShares Cayman Bitcoin Inverse Strategy Portfolio
Short Ether ETF	ProShares Cayman Short Ether Strategy Portfolio
Ultra Bitcoin ETF	ProShares Cayman Ultra Bitcoin Portfolio
Ultra Ether ETF	ProShares Cayman Ultra Ether Portfolio
UltraShort Bitcoin ETF	ProShares Cayman UltraShort Bitcoin Portfolio
UltraShort Ether ETF	ProShares Cayman UltraShort Ether Portfolio
Ultra Copper K-1 Free ETF	ProShares Cayman Ultra Copper Portfolio
Ultra Gold K-1 Free ETF	ProShares Cayman Ultra Gold Portfolio
Ultra Natural Gas K-1 Free ETF	ProShares Cayman Ultra Natural Gas Portfolio
Ultra Oil K-1 Free ETF	ProShares Cayman Ultra Oil Portfolio
Ultra Palladium K-1 Free ETF	ProShares Cayman Ultra Palladium Portfolio
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Parent Fund	Subsidiary
Ultra Platinum K-1 Free ETF	ProShares Cayman Ultra Platinum Portfolio
Ultra Silver K-1 Free ETF	ProShares Cayman Ultra Silver Portfolio
Each Parent Fund’s investment in its respective Subsidiary is intended to provide such Parent Fund with exposure to commodity and financial markets in accordance with applicable rules and regulations. Each Subsidiary may invest in derivatives, including futures and other investments intended to serve as margin or collateral or otherwise support the Subsidiary’s derivatives positions. No Subsidiary is registered under the 1940 Act, and no Subsidiary will have all of the protections offered to investors in RICs. The Board, however, has oversight responsibility for the investment activities of each Parent Fund, including its investment in its respective Subsidiary, and the Parent Fund’s role as the sole shareholder of the Subsidiary.
Changes in the laws of the United States and/or the Cayman Islands, under which the Parent Funds and the Subsidiaries are organized, respectively, could result in the inability of a Parent Fund and/or its respective Subsidiary to operate as described in this SAI and could negatively affect a Parent Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, Parent Fund shareholders would likely suffer decreased investment returns. See “Taxation” below for more information.
The financial statements of each Subsidiary will be consolidated with its respective Parent Fund’s financial statements in the Parent Fund’s Form N-CSR filings.
SWAPS
General
A Fund may enter into swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset, or to hedge a position including in circumstances in which direct investment is restricted, impossible, or is otherwise impracticable. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on, or the increase/decrease in, value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities.
Each Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, the Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. The Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which the specified asset or indicator decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.
As a result, the swap has a similar economic effect as if the Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. However, unlike cash investments in the underlying assets, the Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.
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As a trading technique, ProShare Advisors may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities. A Fund may also enter into swaps that provide the opposite return of their benchmark or a security. Their operations are similar to that of the swaps discussed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.
ProShare Advisors, under the supervision of the Board, is responsible for determining and monitoring the liquidity of each Fund’s transactions in swaps.
Common Types of Swaps
A Fund may enter into any of several types of swaps, including:
Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for a Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide a Fund with the additional flexibility of gaining exposure to a market or sector index in a potentially more economical way.
Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.
Credit Default Swaps (“CDS”): A CDS generally references one or more debt securities or reference entities. The protection “buyer” in a CDS is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default in payments of interest or principal on bonds, has occurred in respect of the reference entity or assets. If a credit event occurs, the seller generally must pay the buyer: (a) the full notional value of the swap; or (b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default.
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Other Swaps. Other forms of swaps that a Fund may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Commodity Swaps. The K-1 Free Crude Oil ETF also may invest in commodity swaps. Commodity swaps may be used either as substitutes for owning a specific physical commodities or as a means of obtaining exposure in markets where a reference commodity is unavailable or may otherwise be impossible or impracticable for the Fund to own that asset.
Mechanics of a Fund’s Swaps
Payments. Most swaps entered into by a Fund (but generally not CDS) calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps, such as CDS, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity.
A Fund’s current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap). However, typically no payments will be made until the settlement date.
Swaps that cannot be terminated in the ordinary course of business within seven days at approximately the amount a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations.
Counterparty Credit Risk. A Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless ProShare Advisors believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund’s ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral, and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution’s authority, the financial institution’s liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
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Upon entering into a cleared swap, a Fund is required to deposit with its FCM an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the FCM or clearing house through which the trade is cleared). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin” to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.
A party to a cleared swap is subject to the credit risk of the clearing house and the FCM through which it holds its position. Credit risk of market participants with respect to cleared swaps is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. An FCM is generally obligated to segregate all funds received from customers with respect to cleared swap positions from the FCM’s proprietary assets. However, all funds and other property received by an FCM from its customers are generally held by the FCM on a commingled basis in an omnibus account, and the FCM may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s FCM, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the FCM’s customers for a relevant account class. Also, the FCM is required to transfer to the clearing house the amount of margin required by the clearing house for cleared swaps positions, which amounts are generally held in an omnibus account at the clearing house for all customers of the FCM. Regulations promulgated by the CFTC require that the FCM notify the clearing house of the amount of initial margin provided by the FCM to the clearing house that is attributable to each customer. However, if the FCM does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, if an FCM does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by an FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM.
Termination and Default Risk. Certain of each Fund’s swap agreements contain termination provisions that, among other things, require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the swaps could elect to terminate such agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant agreement.
Regulatory Margin
In recent years, regulators across the globe, including the SEC, the CFTC and the U.S. banking regulators, have adopted margin requirements applicable to uncleared swaps. Uncleared swaps between a Fund and its counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of margin, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless the relevant Fund is in default on its obligations to the swap counterparty.
In addition to the variation margin requirements, regulators have adopted “initial” margin requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap
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to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any “variation margin” collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). From time to time, the initial margin rules may apply to certain Funds’ swap trading relationships. In the event that the rules apply to a Fund, they would impose significant costs on such a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect ProShare Advisors’ ability to manage the Fund, may impair a Fund’s ability to achieve its investment objective and/or may result in reduced returns to the Fund’s investors.
Risks of Government Regulation of Derivatives
It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.
The regulation of derivatives markets in the U.S., the European Union (“E.U.”), the United Kingdom (“U.K.”) and other jurisdictions is an evolving area of law and continues to be subject to modification by government and judicial action. Legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in increased regulation of derivatives, including clearing, margin, trade execution, reporting, recordkeeping and registration requirements. Derivatives regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner that ProShare Advisors might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.
Also, as described above, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the EU, the U.K. and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU and the U.K., governmental authorities could reduce, eliminate or convert to equity the liabilities to a Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).
In addition, Rule 18f-4 under the 1940 Act provides for the regulation of registered investment companies’ use of derivatives and certain related instruments. The rule, among other things, limits derivatives exposure through one of two value-at-risk tests (with an exception for certain funds that were in operation as of October 28, 2020 and that seek an investment result above 200% of the return (or inverse of the return) of an underlying index, including those that seek daily investment results, before fees and expenses, that correspond to three times (3x) or three times the inverse (-3x) of the daily performance of an index).
These and future rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement for certain swaps has increased the costs of derivatives transactions for a Fund, since a Fund has to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. The full impact of these regulations on a Fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer
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liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose a Fund to different kinds of risks and costs.
Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.
BORROWING
Each Fund may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Consistent with the requirements of the 1940 Act, each Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. Each Fund is authorized to pledge portfolio securities as ProShare Advisors deems appropriate in connection with any borrowings.
Notwithstanding the guidelines set forth above, S&P 500® Dividend Aristocrats ETF, S&P Midcap 400 Dividend Aristocrats ETF, S&P SmallCap 600 Dividend Aristocrats ETF, and DJ Brookfield Global Infrastructure ETF will not borrow money for investment purposes. Each of these Funds may borrow money as a temporary measure for extraordinary or emergency purposes, including to meet redemption requests or to facilitate the settlement of securities or other transactions, in an amount up to 10% of its respective net assets.
In addition, each Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. Subject to compliance with the conditions of Rule 18f-4 under the 1940 Act, each Fund’s obligations under such transactions will not be considered indebtedness for purposes of computing asset coverage.
Under Rule 18f-4, other than for certain leveraged/inverse funds, a Fund’s trading of derivatives and other transactions that create future payment or delivery obligations, if any, is subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements, unless the Fund satisfies a “limited derivatives users” exception. Leveraged/inverse funds that were in operation as of October 28, 2020 and seek an investment result above 200% of the return (or inverse of the return) of an underlying index are not subject to the VaR leverage limits, provided such a fund satisfies certain additional conditions. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities
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representing indebtedness when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit a Fund’s securities lending activities. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
SHORT SALES
A Fund may engage in short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.
A Fund may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short.
A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale.
The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on new or increases in short sales of certain securities or other short positions on such securities acquired through swaps, in response to market events. Bans on short selling and such short positions may make it impossible for a Fund to execute certain investment strategies and a Fund may be unable to execute its investment strategies as a result. The SEC has also adopted rules that require investment managers to file monthly confidential reports with the SEC regarding equity short sales and related activity. Under the rules, the SEC will publicly disclose aggregated short position information on a monthly basis. On December 3, 2025, the SEC extended the compliance date with respect to the rules to January 2, 2028. In addition, other non-U.S. jurisdictions (such as the EU and the UK) where the Fund may trade have reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Investment Manager’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing
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the Fund to cover its positions at a loss. Such reporting requirements also may limit the Investment Manager’s ability to access management and other personnel at certain companies where the Investment Manager seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy.
The Short QQQ®, the UltraShort QQQ®, the UltraPro Short QQQ®, the Ultra QQQ® and the UltraPro QQQ® Funds will not sell short the equity securities of issuers contained in the Nasdaq-100 Index. The UltraShort and the Ultra Nasdaq Biotechnology Funds will not sell short the securities of issues contained in the Nasdaq Biotechnology Index.
SECURITIES LENDING
Each Fund may lend securities to brokers, dealers and financial organizations in exchange for collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each loan will be secured continuously by collateral in the form of cash, Money Market Instruments or U.S. Government securities. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the Fund in connection with these loans may be reinvested in a variety of short-term investments. A Fund may incur fees and expenses in connection with the reinvestment of cash collateral. For loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. A Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities on loan pass to the borrower, such loans may be recalled so that the securities may be voted by the Fund if a material event affecting the Fund’s investment in the securities on loan is to occur. Loans are subject to termination by the Fund or the borrower at any time. Not all Funds may participate in securities lending at any given time. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received).
Securities lending involves exposure to certain risks, including “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower), operational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. A Fund could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan.
The SEC has adopted reporting requirements for securities loans which include the public dissemination of certain information about such loans. These reporting requirements may negatively impact a Fund’s ability to execute certain of its investment strategies.
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Each Fund, from time to time, in the ordinary course of business, may (subject in some cases to certain regulatory requirements) purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place a number of days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the
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commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.
REGISTRATION AS A COMMODITY POOL OPERATOR
In connection with its management of Commodity Pools, ProShare Advisors has registered as a commodity pool operator (a “CPO”) and the Commodity Pools are commodity pools under the Commodity Exchange Act (the “CEA”). Accordingly, with respect to the Commodity Pools, ProShare Advisors is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the National Futures Association (“NFA”), including disclosure requirements and reporting and recordkeeping requirements. ProShare Advisors is also subject to periodic inspections and audits by the NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools’ total return. In this regard, any further amendment to the CEA or its related regulations that subject ProShare Advisors or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools’ operations and expenses. While ProShare Advisors is registered as a CPO, ProShare Advisors has filed a claim of exclusion from the definition of the term “commodity pool operator” under the CEA, pursuant to CFTC Rule 4.5 (the “Exclusion”) with respect to the Excluded Pools, and therefore, ProShare Advisors is not subject to registration or regulation as a CPO under the CEA with respect to the Excluded Pools. In order to remain eligible for the Exclusion, each of the Excluded Pool will be limited in its ability to use certain financial instruments including futures, options on futures and certain swaps and will be limited in the manner in which it holds out its use of such instruments.
MATCHING FUNDS
Each Fund seeks performance that corresponds to the performance of an index. There is no guarantee or assurance that the methodology used to create any index will result in a Fund achieving positive returns. Any index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in level or performance. In addition, each Fund may be subject to the risk that an index provider may not follow its stated methodology for determining the level of the index and/or achieve the index provider’s intended performance objective.
TRACKING AND CORRELATION
Several factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark. Among these factors are: (i) a Fund’s fees and expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives; (ii) less than all of the securities underlying a Fund’s benchmark being held by the Fund and/or securities not included in its benchmark being held by a Fund; (iii) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts, and the performance of the underlying securities in a benchmark; (iv) bid-ask spreads (the effect of which may be increased by portfolio turnover); (v) holding instruments traded in a market that has become illiquid or disrupted; (vi) a Fund’s share prices being rounded to the nearest cent; (vii) changes to the benchmark that are not disseminated in advance; (viii) the need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (ix) limit-up or limit-down trading halts on options or futures contracts which may prevent a Fund from purchasing or selling options or futures contracts; (x) early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; and (xi) fluctuations in currency exchange rates.
LEVERAGE
Each Geared Fund intends to use, on a regular basis, leveraged investment techniques in pursuing its investment objective. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund’s assets. Utilization of leverage involves special risks and should be considered to be
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speculative. Specifically, leverage creates the potential for greater gains to Fund shareholders during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAVs of a Fund’s Shares. Leverage may also involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Fund to pay interest which would decrease the Fund’s total return to shareholders. If a Geared Fund achieves its investment objective during adverse market conditions, shareholders should experience a loss greater than they would have incurred had the Fund not been leveraged. (Not applicable to the Bitcoin ETF, the Bitcoin & Ether Market Cap Weight ETF, the Bitcoin & Ether Equal Weight ETF, and the Ether ETF)
CYBERSECURITY
With the increased use of technologies such as the Internet, artificial intelligence technologies and the dependence on computer systems to perform necessary business functions, each Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cybersecurity failures or breaches of the Advisor or a Fund’s third-party service provider (including, but not limited to, index providers, the custodian and any sub-custodian, the distributor, the administrator and transfer agent), counterparty or the issuers of securities in which each Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While each Fund has established business continuity plans and systems to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified and new risks may emerge in the future. The use of cloud-based service providers could heighten or change these risks. In addition, work-from-home arrangements by the Advisor or each Fund’s service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Advisor, each Fund or its service providers susceptible to operational disruptions, any of which could adversely impact their operations. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Furthermore, a Fund cannot control the cybersecurity plans and systems, including artificial intelligence, put in place by issuers in which a Fund invests.
MARKET DISRUPTION AND GEOPOLITICAL RISK
War, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters, bank failures, market manipulations, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, the U.S. has imposed economic sanctions, which consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. These sanctions, any additional sanctions or intergovernmental actions, or even the threat of further sanctions, may result in a decline of the value and liquidity of securities in affected countries, a weakening of the affected countries’ currencies or other adverse consequences to their respective economies. Sanctions impair the ability of a Fund to buy, sell, receive or deliver those securities and/or assets that are within the scope of the sanctions.
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TRADE DISPUTES
Global economies are interdependent and may be adversely affected by trade disputes with key trading partners and escalating tariffs imposed on goods and services produced by such countries. To the extent a country engages in retaliatory tariffs, a company that relies on imported parts to produce its own goods may experience increased costs of production or reduced profitability, which may affect consumers, investors and the domestic economy. Trade disputes and retaliatory actions may include embargoes and other trade limitations, which may trigger a significant reduction in international trade and impact the global economy. Trade disputes may also lead to increased currency exchange rate volatility, which can adversely affect the prices of the Fund securities valued in U.S. dollars. Trade disputes could also negatively affect investor confidence in the markets generally and investment growth and could contribute to volatility or overall declines in the U.S. and global investment markets.
MANAGEMENT
There may be circumstances outside the control of ProShare Advisors, the Trust, the Administrator (as defined below), the transfer agent, the Custodian (as defined below), any sub-custodian, the Distributor (as defined below), and/or a Fund that make it, for all practical purposes, impossible to re-position such Fund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while ProShare Advisors has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent a Fund from being operated in a manner consistent with its investment objective and/or principal investment strategies.
SPECIAL CONSIDERATIONS FOR A 3x DAILY OBJECTIVE FUND
To the extent discussed herein and in each 3x Fund’s Prospectus, each 3x Fund presents certain risks, some of which are further described below.
Long Term Performance of a 3x Daily Objective Fund
Each 3x Fund is designed to seek daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of an underlying asset (a “Benchmark”). A 3x Fund does not seek to achieve three times (3x) the daily performance of a Benchmark (its “Daily Target”) for any period other than a day. A “single day” is measured from the time a 3x Fund calculates its NAV to the time of the Fund’s next NAV calculation.
As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of a 3x Fund to vary from the performance of its Benchmark times the stated multiple in the Fund’s investment objective, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a 3x Fund. Four factors significantly affect how close daily compounded returns are to longer-term returns of the Benchmark times the fund’s multiple: the length of the holding period, underlying security volatility, whether the multiple is positive, and its leverage level. Longer holding periods, higher underlying security volatility, and greater leverage each can lead to returns that differ in amount, and possibly even direction, from a 3x Fund’s stated multiple times the return of its Benchmark. As the tables below show, particularly during periods of higher security volatility, compounding will cause longer term results to vary from the performance of its Benchmark times the stated multiple in the Fund’s investment objective. This effect becomes more pronounced as volatility increases.
A Fund’s return for periods longer than one day is primarily a function of the following:
a) performance of a Benchmark;
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b) volatility of a Benchmark;
c) period of time;
d) financing rates associated with obtaining leveraged exposure;
e) other Fund expenses;
f) dividends or interest paid with respect to instruments included in a Benchmark; and
g) daily rebalancing of the underlying portfolio.
The fund performance for a 3x Fund can be estimated given any set of assumptions for the factors described above. The table that follows illustrate the impact of two factors, volatility and performance of a Benchmark on a Fund. Volatility is a statistical measure of the magnitude of fluctuations in the returns of a Benchmark and is calculated as the standard deviation of the natural logarithm of one plus the return of a Benchmark (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of performance and volatility of a Benchmark over the period.
Assumptions used in the table include: (a) no dividends or interested paid with respect to the instruments included in a Benchmark, if any; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.
The table below shows a performance example of a 3x Fund that has an investment objective to correspond to the three times (3x) of the daily performance of a Benchmark. In the chart below, areas shaded lighter represent those scenarios where a Fund will return the same or outperform (i.e., return more than) the performance of a Benchmark; conversely, areas shaded darker represent those scenarios where a Fund will underperform (i.e., return less than) the performance of a Benchmark.
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Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the three times (3x) the Daily Performance of a Benchmark.
One Year Index Performance	Three Times (3x) Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-180%	-93.6%	-93.6%	-93.8%	-94.0%	-94.3%	-94.7%	-95.1%	-95.6%	-96.0%	-96.5%	-97.0%	-97.4%	-97.8%
-55%	-165%	-90.9%	-91.0%	-91.2%	-91.5%	-91.9%	-92.4%	-93.0%	-93.7%	-94.4%	-95.0%	-95.7%	-96.3%	-96.9%
-50%	-150%	-87.5%	-87.6%	-87.9%	-88.3%	-88.9%	-89.6%	-90.5%	-91.3%	-92.3%	-93.2%	-94.1%	-95.0%	-95.8%
-45%	-135%	-83.4%	-83.5%	-83.9%	-84.4%	-85.2%	-86.2%	-87.3%	-88.5%	-89.7%	-90.9%	-92.1%	-93.3%	-94.3%
-40%	-120%	-78.4%	-78.6%	-79.0%	-79.8%	-80.8%	-82.1%	-83.5%	-85.0%	-86.6%	-88.2%	-89.8%	-91.3%	-92.7%
-35%	-105%	-72.5%	-72.7%	-73.3%	-74.3%	-75.6%	-77.2%	-79.0%	-81.0%	-83.0%	-85.0%	-87.0%	-88.9%	-90.7%
-30%	-90%	-65.7%	-66.0%	-66.7%	-67.9%	-69.6%	-71.6%	-73.8%	-76.2%	-78.8%	-81.3%	-83.8%	-86.2%	-88.4%
-25%	-75%	-57.8%	-58.1%	-59.1%	-60.6%	-62.6%	-65.0%	-67.8%	-70.8%	-73.9%	-77.0%	-80.1%	-83.0%	-85.7%
-20%	-60%	-48.8%	-49.2%	-50.3%	-52.1%	-54.6%	-57.6%	-60.9%	-64.5%	-68.3%	-72.1%	-75.8%	-79.3%	-82.6%
-15%	-45%	-38.6%	-39.0%	-40.4%	-42.6%	-45.5%	-49.1%	-53.1%	-57.5%	-62.0%	-66.5%	-71.0%	-75.2%	-79.1%
-10%	-30%	-27.1%	-27.6%	-29.3%	-31.9%	-35.3%	-39.6%	-44.3%	-49.5%	-54.9%	-60.3%	-65.6%	-70.6%	-75.2%
-5%	-15%	-14.3%	-14.9%	-16.8%	-19.9%	-24.0%	-28.9%	-34.5%	-40.6%	-46.9%	-53.3%	-59.5%	-65.4%	-70.9%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	15%	15.8%	14.9%	12.3%	8.2%	2.7%	-4.0%	-11.6%	-19.8%	-28.4%	-36.9%	-45.3%	-53.3%	-60.7%
10%	30%	33.1%	32.1%	29.2%	24.4%	18.0%	10.3%	1.6%	-7.8%	-17.6%	-27.5%	-37.1%	-46.3%	-54.8%
15%	45%	52.1%	51.0%	47.6%	42.2%	34.9%	26.1%	16.1%	5.3%	-5.9%	-17.2%	-28.2%	-38.6%	-48.4%
20%	60%	72.8%	71.5%	67.7%	61.5%	53.3%	43.3%	31.9%	19.7%	6.9%	-5.9%	-18.4%	-30.3%	-41.3%
25%	75%	95.3%	93.9%	89.5%	82.6%	73.2%	61.9%	49.1%	35.2%	20.9%	6.4%	-7.7%	-21.2%	-33.7%
30%	90%	119.7%	118.1%	113.2%	105.4%	94.9%	82.1%	67.7%	52.1%	35.9%	19.7%	3.8%	-11.3%	-25.4%
35%	105%	146.0%	144.2%	138.8%	130.0%	118.2%	104.0%	87.8%	70.4%	52.2%	34.0%	16.2%	-0.7%	-16.4%
40%	120%	174.4%	172.3%	166.3%	156.5%	143.4%	127.5%	109.5%	90.0%	69.8%	49.5%	29.6%	10.7%	-6.8%
45%	135%	204.9%	202.6%	195.9%	185.0%	170.4%	152.7%	132.7%	111.1%	88.6%	66.1%	44.0%	23.0%	3.5%
50%	150%	237.5%	235.0%	227.5%	215.5%	199.3%	179.8%	157.6%	133.7%	108.8%	83.8%	59.4%	36.2%	14.6%
55%	165%	272.4%	269.6%	261.4%	248.1%	230.3%	208.7%	184.3%	157.9%	130.4%	102.8%	75.9%	50.3%	26.5%
60%	180%	309.6%	306.5%	297.5%	282.9%	263.3%	239.6%	212.7%	183.6%	153.5%	123.1%	93.5%	65.3%	39.1%
SPECIAL CONSIDERATIONS FOR A 2x DAILY OBJECTIVE FUND
To the extent discussed herein and in [each-the] 2x Fund’s Prospectus, [each-the] 2x Fund presents certain risks, some of which are further described below.
Long Term Performance of a 2x Daily Objective Fund
[Each-The] 2x Fund is designed to seek daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of an underlying asset ([the] “[Benchmark]”). [A-The] 2x Fund does not seek to achieve two times (2x) the daily performance of [the] [Benchmark] (its “Daily Target”) for any period other than a day. A “single day” is measured from the time [a-the] 2x Fund calculates its NAV to the time of the Fund’s next NAV calculation.
As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of [a-the] 2x Fund to vary from the performance of its [Benchmark] times the stated multiple in the Fund’s investment objective, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on [a-the] 2x Fund. Four factors significantly affect how close daily compounded returns are to longer-term returns of the [Benchmark] times the fund’s multiple: the length of the holding period, underlying security volatility, whether the multiple is positive, and its leverage level. Longer holding periods, higher underlying security volatility, and greater leverage each can lead to returns that
59

differ in amount, and possibly even direction, from [a-the] 2x Fund’s stated multiple times the return of its [Benchmark]. As the tables below show, particularly during periods of higher security volatility, compounding will cause longer term results to vary from the performance of its [Benchmark] times the stated multiple in the Fund’s investment objective. This effect becomes more pronounced as volatility increases.
A Fund’s return for periods longer than one day is primarily a function of the following:
a) performance of [the] [Benchmark];
b) volatility of [the] [Benchmark];
c) period of time;
d) financing rates associated with obtaining leveraged exposure;
e) other Fund expenses;
f) dividends or interest paid with respect to instruments included in [the] [Benchmark]; and
g) daily rebalancing of the underlying portfolio.
The fund performance for a 2x Fund can be estimated given any set of assumptions for the factors described above. The table that follows illustrate the impact of two factors, volatility and performance of [the] [Benchmark] on a Fund. Volatility is a statistical measure of the magnitude of fluctuations in the returns of [the] [Benchmark] and is calculated as the standard deviation of the natural logarithm of one plus the return of [the] [Benchmark] (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of performance and volatility of [the] [Benchmark] over the period.
Assumptions used in the table include: (a) no dividends or interested paid with respect to the instruments included in [the] [Benchmark], if any; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.
The table below shows a performance example of [a-the] 2x Fund that has an investment objective to correspond to the two times (2x) of the daily performance of [the] [Benchmark]. In the chart below, areas shaded lighter represent those scenarios where [a-the] Fund will return the same or outperform (i.e., return more than) the performance of [the] [Benchmark]; conversely, areas shaded darker represent those scenarios where [a-the] Fund will underperform (i.e., return less than) the performance of [the] [Benchmark].
60

Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the two times (2x) the Daily Performance of [the] [Benchmark].
One Year [Benchmark] Performance	Two Times (2x) One Year [Benchmark] Performance	[Benchmark] Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-120%	-84.0%	-84.0%	-84.2%	-84.4%	-84.6%	-85.0%	-85.4%	-85.8%	-86.4%	-86.9%	-87.5%	-88.2%	-88.8%
-55%	-110%	-79.8%	-79.8%	-80.0%	-80.2%	-80.5%	-81.0%	-81.5%	-82.1%	-82.7%	-83.5%	-84.2%	-85.0%	-85.9%
-50%	-100%	-75.0%	-75.1%	-75.2%	-75.6%	-76.0%	-76.5%	-77.2%	-77.9%	-78.7%	-79.6%	-80.5%	-81.5%	-82.6%
-45%	-90%	-69.8%	-69.8%	-70.1%	-70.4%	-70.9%	-71.6%	-72.4%	-73.2%	-74.2%	-75.3%	-76.4%	-77.6%	-78.9%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%	-70.6%	-72.0%	-73.4%	-74.9%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%	-65.5%	-67.1%	-68.8%	-70.5%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%	-60.0%	-61.8%	-63.8%	-65.8%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%	-54.1%	-56.2%	-58.4%	-60.8%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%	-47.7%	-50.2%	-52.7%	-55.3%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%	-41.0%	-43.7%	-46.6%	-49.6%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%	-33.8%	-36.9%	-40.1%	-43.5%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%	-26.3%	-29.7%	-33.3%	-37.0%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%	-10.0%	-14.1%	-18.5%	-23.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	-1.2%	-5.8%	-10.6%	-15.6%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	-2.3%	-7.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

61

One Year [Benchmark] Performance	Two Times (2x) One Year [Benchmark] Performance	[Benchmark] Volatility
		10%	20%	30%	40%	50%	60%	70%	80%	90%	100%	110%
-90%	-180%	-99.0%	-99.0%	-99.1%	-99.1%	-99.2%	-99.3%	-99.4%	-99.5%	-99.6%	-99.6%	-99.7%
-80%	-160%	-96.0%	-96.2%	-96.3%	-96.6%	-96.9%	-97.2%	-97.5%	-97.9%	-98.2%	-98.5%	-98.8%
-70%	-140%	-91.1%	-91.4%	-91.8%	-92.3%	-93.0%	-93.7%	-94.5%	-95.3%	-96.0%	-96.7%	-97.3%
-60%	-120%	-84.2%	-84.6%	-85.4%	-86.4%	-87.5%	-88.8%	-90.2%	-91.6%	-92.9%	-94.1%	-95.2%
-50%	-100%	-75.2%	-76.0%	-77.2%	-78.7%	-80.5%	-82.6%	-84.7%	-86.8%	-88.9%	-90.8%	-92.5%
-40%	-80%	-64.4%	-65.4%	-67.1%	-69.3%	-72.0%	-74.9%	-77.9%	-81.0%	-84.0%	-86.8%	-89.3%
-30%	-60%	-51.5%	-52.9%	-55.2%	-58.2%	-61.8%	-65.8%	-70.0%	-74.2%	-78.2%	-82.0%	-85.4%
-20%	-40%	-36.6%	-38.5%	-41.5%	-45.5%	-50.2%	-55.3%	-60.8%	-66.3%	-71.5%	-76.5%	-80.9%
-10%	-20%	-19.8%	-22.2%	-26.0%	-31.0%	-36.9%	-43.5%	-50.4%	-57.3%	-64.0%	-70.2%	-75.8%
0%	0%	-1.0%	-3.9%	-8.6%	-14.8%	-22.1%	-30.2%	-38.7%	-47.3%	-55.5%	-63.2%	-70.2%
10%	20%	19.8%	16.3%	10.6%	3.1%	-5.8%	-15.6%	-25.9%	-36.2%	-46.2%	-55.5%	-63.9%
20%	40%	42.6%	38.4%	31.6%	22.7%	12.1%	0.5%	-11.8%	-24.1%	-35.9%	-47.0%	-57.1%
30%	60%	67.3%	62.4%	54.5%	44.0%	31.6%	17.9%	3.5%	-10.9%	-24.8%	-37.8%	-49.6%
40%	80%	94.0%	88.3%	79.1%	67.0%	52.6%	36.7%	20.1%	3.3%	-12.8%	-27.9%	-41.6%
50%	100%	122.8%	116.2%	105.6%	91.7%	75.2%	57.0%	37.8%	18.6%	0.1%	-17.2%	-32.9%
60%	120%	153.5%	146.0%	134.0%	118.1%	99.4%	78.6%	56.8%	35.0%	13.9%	-5.8%	-23.7%
70%	140%	186.1%	177.7%	164.1%	146.3%	125.1%	101.6%	77.0%	52.4%	28.6%	6.3%	-13.8%
80%	160%	220.8%	211.3%	196.1%	176.1%	152.3%	126.0%	98.5%	70.8%	44.1%	19.2%	-3.4%
90%	180%	257.4%	246.8%	229.9%	207.6%	181.1%	151.9%	121.2%	90.4%	60.6%	32.8%	7.6%
100%	200%	296.0%	284.3%	265.6%	240.9%	211.5%	179.1%	145.1%	110.9%	77.9%	47.2%	19.3%
SPECIAL CONSIDERATIONS FOR A -1x DAILY OBJECTIVE FUND
To the extent discussed herein and in [each-the] -1x Fund’s Prospectus, [each-the] -1x Fund presents certain risks, some of which are further described below.
Long Term Performance of a -1x Daily Objective Fund
[Each-The] -1x Fund is designed to seek daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of an underlying asset ([the] “[Benchmark]”). [A-The] -1x Fund does not seek to achieve the inverse (-1x) of the daily performance of [the] [Benchmark] (its “Daily Target”) for any period other than a day. A “single day” is measured from the time [a-the] -1x Fund calculates its NAV to the time of the Fund’s next NAV calculation.
As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of [a-the] -1x Fund to vary from the performance of its [Benchmark] times the stated multiple in the Fund’s investment objective, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on [a-the] -1x Fund. Four factors significantly affect how close daily compounded returns are to longer-term returns of the [Benchmark] times the fund’s multiple: the length of the holding period, underlying security volatility, whether the multiple is positive, and its leverage level. Longer holding periods, higher underlying security volatility, and greater leverage each can lead to returns that differ in amount, and possibly even direction, from [a-the] -1x Fund’s stated multiple times the return of its [Benchmark]. As the tables below show, particularly during periods of higher security volatility, compounding will cause longer term results to vary from the performance of its [Benchmark] times the stated multiple in the Fund’s investment objective. This effect becomes more pronounced as volatility increases.
A Fund’s return for periods longer than one day is primarily a function of the following:
a) performance of [the] [Benchmark];
b) volatility of [the] [Benchmark];
62

c) period of time;
d) financing rates associated with obtaining inverse exposure;
e) other Fund expenses;
f) dividends or interest paid with respect to instruments included in [the] [Benchmark]; and
g) daily rebalancing of the underlying portfolio.
The fund performance for a -1x Fund can be estimated given any set of assumptions for the factors described above. The table that follows illustrate the impact of two factors, volatility and performance of [the] [Benchmark] on a Fund. Volatility is a statistical measure of the magnitude of fluctuations in the returns of [the] [Benchmark] and is calculated as the standard deviation of the natural logarithm of one plus the return of [the] [Benchmark] (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of performance and volatility of [the] [Benchmark] over the period.
Assumptions used in the table include: (a) no dividends or interested paid with respect to the instruments included in [the] [Benchmark], if any; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.
The table below shows a performance example of [a-the] -1x Fund that has an investment objective to correspond to the the inverse (-1x) of the daily performance of [the] [Benchmark]. In the chart below, areas shaded lighter represent those scenarios where [a-the] Fund will return the same or outperform (i.e., return more than) the performance of [the] [Benchmark]; conversely, areas shaded darker represent those scenarios where [a-the] Fund will underperform (i.e., return less than) the performance of [the] [Benchmark].
63

Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the the inverse (-1x) of the Daily Performance of [the] [Benchmark].
One Year [Benchmark] Performance	Inverse (-1x) of One Year [Benchmark] Performance	[Benchmark] Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	60%	150.0%	149.4%	147.5%	144.4%	140.2%	134.9%	128.5%	121.2%	113.0%	104.2%	94.7%	84.7%	74.4%
-55%	55%	122.2%	121.7%	120.0%	117.3%	113.5%	108.8%	103.1%	96.6%	89.4%	81.5%	73.1%	64.2%	55.0%
-50%	50%	100.0%	99.5%	98.0%	95.6%	92.2%	87.9%	82.8%	76.9%	70.4%	63.3%	55.8%	47.8%	39.5%
-45%	45%	81.8%	81.4%	80.0%	77.8%	74.7%	70.8%	66.2%	60.9%	54.9%	48.5%	41.6%	34.4%	26.9%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%	36.1%	29.8%	23.2%	16.3%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%	25.6%	19.8%	13.7%	7.3%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%	16.7%	11.3%	5.6%	-0.3%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%	8.9%	3.8%	-1.5%	-7.0%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%	2.1%	-2.6%	-7.6%	-12.8%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%	-3.9%	-8.4%	-13.1%	-17.9%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%	-9.3%	-13.5%	-17.9%	-22.5%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%	-14.0%	-18.0%	-22.2%	-26.6%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%	-22.2%	-25.8%	-29.6%	-33.6%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%	-25.8%	-29.2%	-32.8%	-36.6%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%	-29.0%	-32.3%	-35.7%	-39.3%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%	-31.9%	-35.1%	-38.4%	-41.9%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%	-34.7%	-37.7%	-40.9%	-44.2%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%	-37.2%	-40.1%	-43.2%	-46.3%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%	-39.5%	-42.3%	-45.3%	-48.3%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%	-41.7%	-44.4%	-47.2%	-50.2%
45%	-45%	-31.0%	-31.2%	-31.7%	-32.6%	-33.7%	-35.2%	-37.0%	-39.0%	-41.2%	-43.7%	-46.3%	-49.0%	-51.9%
50%	-50%	-33.3%	-33.5%	-34.0%	-34.8%	-35.9%	-37.4%	-39.1%	-41.0%	-43.2%	-45.6%	-48.1%	-50.7%	-53.5%
55%	-55%	-35.5%	-35.6%	-36.1%	-36.9%	-38.0%	-39.4%	-41.0%	-42.9%	-45.0%	-47.3%	-49.8%	-52.3%	-55.0%
60%	-60%	-37.5%	-37.7%	-38.1%	-38.9%	-40.0%	-41.3%	-42.9%	-44.7%	-46.7%	-49.0%	-51.3%	-53.8%	-56.4%

64

One Year Index Performance	Inverse (-1x) of One Year Index Performance	Index Volatility
		0%	10%	20%	30%	40%	50%	60%	70%	80%	90%	100%
-90%	90%	900.00%	890.05%	860.79%	813.93%	752.14%	678.80%	597.68%	512.63%	427.29%	344.86%	267.88%
-80%	80%	400.00%	395.02%	380.39%	356.97%	326.07%	289.40%	248.84%	206.31%	163.65%	122.43%	83.94%
-70%	70%	233.33%	230.02%	220.26%	204.64%	184.05%	159.60%	132.56%	104.21%	75.76%	48.29%	22.63%
-60%	60%	150.00%	147.51%	140.20%	128.48%	113.04%	94.70%	74.42%	53.16%	31.82%	11.21%	-8.03%
-50%	50%	100.00%	98.01%	92.16%	82.79%	70.43%	55.76%	39.54%	22.53%	5.46%	-11.03%	-26.42%
-40%	40%	66.67%	65.01%	60.13%	52.32%	42.02%	29.80%	16.28%	2.10%	-12.12%	-25.86%	-38.69%
-30%	30%	42.86%	41.44%	37.26%	30.56%	21.73%	11.26%	-0.33%	-12.48%	-24.67%	-36.45%	-47.45%
-20%	20%	25.00%	23.76%	20.10%	14.24%	6.52%	-2.65%	-12.79%	-23.42%	-34.09%	-44.39%	-54.02%
-10%	10%	11.11%	10.01%	6.75%	1.55%	-5.32%	-13.47%	-22.48%	-31.93%	-41.41%	-50.57%	-59.12%
0%	0%	0.00%	-1.00%	-3.92%	-8.61%	-14.79%	-22.12%	-30.23%	-38.74%	-47.27%	-55.51%	-63.21%
10%	-10%	-9.09%	-10.00%	-12.66%	-16.92%	-22.53%	-29.20%	-36.57%	-44.31%	-52.06%	-59.56%	-66.56%
20%	-20%	-16.67%	-17.50%	-19.93%	-23.84%	-28.99%	-35.10%	-41.86%	-48.95%	-56.06%	-62.93%	-69.34%
30%	-30%	-23.08%	-23.84%	-26.09%	-29.70%	-34.45%	-40.09%	-46.33%	-52.87%	-59.44%	-65.78%	-71.70%
40%	-40%	-28.57%	-29.28%	-31.37%	-34.72%	-39.13%	-44.37%	-50.17%	-56.24%	-62.34%	-68.22%	-73.72%
50%	-50%	-33.33%	-34.00%	-35.95%	-39.07%	-43.19%	-48.08%	-53.49%	-59.16%	-64.85%	-70.34%	-75.47%
60%	-60%	-37.50%	-38.12%	-39.95%	-42.88%	-46.74%	-51.32%	-56.40%	-61.71%	-67.04%	-72.20%	-77.01%
70%	-70%	-41.18%	-41.76%	-43.48%	-46.24%	-49.87%	-54.19%	-58.96%	-63.96%	-68.98%	-73.83%	-78.36%
80%	-80%	-44.44%	-45.00%	-46.62%	-49.23%	-52.66%	-56.73%	-61.24%	-65.97%	-70.71%	-75.29%	-79.56%
90%	-90%	-47.37%	-47.89%	-49.43%	-51.90%	-55.15%	-59.01%	-63.28%	-67.76%	-72.25%	-76.59%	-80.64%
100%	-100%	-50.00%	-50.50%	-51.96%	-54.30%	-57.39%	-61.06%	-65.12%	-69.37%	-73.64%	-77.76%	-81.61%
110%	-110%	-52.38%	-52.85%	-54.25%	-56.48%	-59.42%	-62.91%	-66.78%	-70.83%	-74.89%	-78.82%	-82.48%
120%	-120%	-54.55%	-55.00%	-56.33%	-58.46%	-61.27%	-64.60%	-68.29%	-72.15%	-76.03%	-79.78%	-83.28%
130%	-130%	-56.52%	-56.95%	-58.23%	-60.26%	-62.95%	-66.14%	-69.67%	-73.36%	-77.07%	-80.66%	-84.01%
140%	-140%	-58.33%	-58.75%	-59.97%	-61.92%	-64.49%	-67.55%	-70.93%	-74.47%	-78.03%	-81.46%	-84.67%
150%	-150%	-60.00%	-60.40%	-61.57%	-63.44%	-65.91%	-68.85%	-72.09%	-75.49%	-78.91%	-82.21%	-85.28%
160%	-160%	-61.54%	-61.92%	-63.05%	-64.85%	-67.23%	-70.05%	-73.17%	-76.44%	-79.72%	-82.89%	-85.85%
170%	-170%	-62.96%	-63.33%	-64.42%	-66.15%	-68.44%	-71.16%	-74.16%	-77.31%	-80.47%	-83.52%	-86.37%
180%	-180%	-64.29%	-64.64%	-65.69%	-67.36%	-69.57%	-72.19%	-75.08%	-78.12%	-81.17%	-84.11%	-86.86%
SPECIAL CONSIDERATIONS FOR A -2x DAILY OBJECTIVE FUND
To the extent discussed herein and in [each-the] -2x Fund’s Prospectus, [each-the] -2x Fund presents certain risks, some of which are further described below.
Long Term Performance of a -2x Daily Objective Fund
[Each-The] -2x Fund is designed to seek daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of an underlying asset ([the] “[Benchmark]”). [A-The] -2x Fund does not seek to achieve two times the inverse (-2x) of the daily performance of [the] [Benchmark] (its “Daily Target”) for any period other than a day. A “single day” is measured from the time [a-the] -2x Fund calculates its NAV to the time of the Fund’s next NAV calculation.
As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of [a-the] -2x Fund to vary from the performance of its [Benchmark] times the stated multiple in the Fund’s investment objective, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on [a-the] -2x Fund. Four factors significantly affect how close daily compounded returns are to longer-term returns of the [Benchmark] times the fund’s multiple: the length of the holding period, underlying security volatility, whether the multiple is positive, and its leverage level. Longer holding periods, higher underlying security volatility, and greater leverage each can lead to returns that
65

differ in amount, and possibly even direction, from [a-the] -2x Fund’s stated multiple times the return of its [Benchmark]. As the tables below show, particularly during periods of higher security volatility, compounding will cause longer term results to vary from the performance of its [Benchmark] times the stated multiple in the Fund’s investment objective. This effect becomes more pronounced as volatility increases.
A Fund’s return for periods longer than one day is primarily a function of the following:
a) performance of [the] [Benchmark];
b) volatility of [the] [Benchmark];
c) period of time;
d) financing rates associated with obtaining inverse leveraged exposure;
e) other Fund expenses;
f) dividends or interest paid with respect to instruments included in [the] [Benchmark]; and
g) daily rebalancing of the underlying portfolio.
The fund performance for a -2x Fund can be estimated given any set of assumptions for the factors described above. The table that follows illustrate the impact of two factors, volatility and performance of [the] [Benchmark] on a Fund. Volatility is a statistical measure of the magnitude of fluctuations in the returns of [the] [Benchmark] and is calculated as the standard deviation of the natural logarithm of one plus the return of [the] [Benchmark] (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of performance and volatility of [the] [Benchmark] over the period.
Assumptions used in the table include: (a) no dividends or interested paid with respect to the instruments included in [the] [Benchmark], if any; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.
Assumptions used in the table include: (a) no dividends paid with respect to [the] [Benchmark], if any; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. The borrowing/lending rates to obtain inverse leveraged exposure are expected to be significant. If these were included [a-the] -2x Fund’s performance would be different from, and in some instances significantly lower than, that shown.
The table below shows a performance example of [a-the] -2x Fund that has an investment objective to correspond to the two times the inverse (-2x) of the daily performance of [the] [Benchmark]. In the chart below, areas shaded lighter represent those scenarios where [a-the] Fund will return the same or outperform (i.e., return more than) the performance of [the] [Benchmark]; conversely, areas shaded darker represent those scenarios where [a-the] Fund will underperform (i.e., return less than) the performance of [the] [Benchmark].
66

Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the two times the inverse (-2x) of the Daily Performance of [the] [Benchmark].
One Year Index Performance	Two Times the Inverse (-2x) of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%

67

One Year [Benchmark] Performance	Two Times the Inverse (-2x) of One Year [Benchmark] Performance	[Benchmark] Volatility
		10%	20%	30%	40%	50%	60%	70%	80%	90%	100%	110%
-90%	180%	9604.5%	8769.2%	7533.8%	6087.8%	4623.7%	3296.0%	2199.3%	1366.1%	780.4%	397.9%	165.2%
-80%	160%	2326.1%	2117.3%	1808.4%	1447.0%	1080.9%	749.0%	474.8%	266.5%	120.1%	24.5%	-33.7%
-70%	140%	978.3%	885.5%	748.2%	587.5%	424.9%	277.3%	155.5%	62.9%	-2.2%	-44.7%	-70.5%
-60%	120%	506.5%	454.3%	377.1%	286.7%	195.2%	112.2%	43.7%	-8.4%	-45.0%	-68.9%	-83.4%
-50%	100%	288.2%	254.8%	205.4%	147.5%	88.9%	35.8%	-8.0%	-41.4%	-64.8%	-80.1%	-89.4%
-40%	80%	169.6%	146.4%	112.0%	71.9%	31.2%	-5.7%	-36.1%	-59.3%	-75.5%	-86.2%	-92.6%
-30%	60%	98.1%	81.0%	55.8%	26.3%	-3.6%	-30.7%	-53.1%	-70.1%	-82.0%	-89.8%	-94.6%
-20%	40%	51.6%	38.6%	19.3%	-3.3%	-26.2%	-46.9%	-64.1%	-77.1%	-86.2%	-92.2%	-95.9%
-10%	20%	19.8%	9.5%	-5.8%	-23.6%	-41.7%	-58.1%	-71.6%	-81.9%	-89.1%	-93.9%	-96.7%
0%	0%	-3.0%	-11.3%	-23.7%	-38.1%	-52.8%	-66.0%	-77.0%	-85.3%	-91.2%	-95.0%	-97.3%
10%	-20%	-19.8%	-26.7%	-36.9%	-48.9%	-61.0%	-71.9%	-81.0%	-87.9%	-92.7%	-95.9%	-97.8%
20%	-40%	-32.6%	-38.4%	-47.0%	-57.0%	-67.2%	-76.4%	-84.0%	-89.8%	-93.9%	-96.5%	-98.2%
30%	-60%	-42.6%	-47.5%	-54.8%	-63.4%	-72.0%	-79.9%	-86.4%	-91.3%	-94.8%	-97.1%	-98.4%
40%	-80%	-50.5%	-54.7%	-61.1%	-68.4%	-75.9%	-82.7%	-88.3%	-92.5%	-95.5%	-97.5%	-98.6%
50%	-100%	-56.9%	-60.6%	-66.1%	-72.5%	-79.0%	-84.9%	-89.8%	-93.5%	-96.1%	-97.8%	-98.8%
60%	-120%	-62.1%	-65.4%	-70.2%	-75.8%	-81.5%	-86.7%	-91.0%	-94.3%	-96.6%	-98.1%	-99.0%
70%	-140%	-66.4%	-69.3%	-73.6%	-78.6%	-83.7%	-88.2%	-92.0%	-94.9%	-97.0%	-98.3%	-99.1%
80%	-160%	-70.0%	-72.6%	-76.4%	-80.9%	-85.4%	-89.5%	-92.9%	-95.5%	-97.3%	-98.5%	-99.2%
90%	-180%	-73.1%	-75.4%	-78.9%	-82.9%	-86.9%	-90.6%	-93.6%	-95.9%	-97.6%	-98.6%	-99.3%
100%	-200%	-75.7%	-77.8%	-80.9%	-84.5%	-88.2%	-91.5%	-94.3%	-96.3%	-97.8%	-98.8%	-99.3%
SPECIAL CONSIDERATIONS FOR A -3x DAILY OBJECTIVE FUND
To the extent discussed herein and in [each-the] -3x Fund’s Prospectus, [each-the] -3x Fund presents certain risks, some of which are further described below.
Long Term Performance of a -3x Daily Objective Fund
[Each-The] -3x Fund is designed to seek daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of an underlying asset ([the] “[Benchmark]”). [A-The] -3x Fund does not seek to achieve three times the inverse (-3x) of the daily performance of [the] [Benchmark] (its “Daily Target”) for any period other than a day. A “single day” is measured from the time [a-the] -3x Fund calculates its NAV to the time of the Fund’s next NAV calculation.
As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of [a-the] -3x Fund to vary from the performance of its [Benchmark] times the stated multiple in the Fund’s investment objective, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on [a-the] -3x Fund. Four factors significantly affect how close daily compounded returns are to longer-term returns of the [Benchmark] times the fund’s multiple: the length of the holding period, underlying security volatility, whether the multiple is positive, and its leverage level. Longer holding periods, higher underlying security volatility, and greater leverage each can lead to returns that differ in amount, and possibly even direction, from [a-the] -3x Fund’s stated multiple times the return of its [Benchmark]. As the tables below show, particularly during periods of higher security volatility, compounding will cause longer term results to vary from the performance of its [Benchmark] times the stated multiple in the Fund’s investment objective. This effect becomes more pronounced as volatility increases.
A Fund’s return for periods longer than one day is primarily a function of the following:
a) performance of [the] [Benchmark];
b) volatility of [the] [Benchmark];
68

c) period of time;
d) financing rates associated with obtaining inverse leveraged exposure;
e) other Fund expenses;
f) dividends or interest paid with respect to instruments included in [the] [Benchmark]; and
g) daily rebalancing of the underlying portfolio.
The fund performance for a -3x Fund can be estimated given any set of assumptions for the factors described above. The table that follows illustrate the impact of two factors, volatility and performance of [the] [Benchmark] on a Fund. Volatility is a statistical measure of the magnitude of fluctuations in the returns of [the] [Benchmark] and is calculated as the standard deviation of the natural logarithm of one plus the return of [the] [Benchmark] (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of performance and volatility of [the] [Benchmark] over the period.
Assumptions used in the table include: (a) no dividends or interested paid with respect to the instruments included in [the] [Benchmark], if any; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.
The table below shows a performance example of [a-the] -3x Fund that has an investment objective to correspond to the three times the inverse (-3x) of the daily performance of [the] [Benchmark]. In the chart below, areas shaded lighter represent those scenarios where [a-the] Fund will return the same or outperform (i.e., return more than) the performance of [the] [Benchmark]; conversely, areas shaded darker represent those scenarios where [a-the] Fund will underperform (i.e., return less than) the performance of [the] [Benchmark].
69

Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the three times the inverse (-3x) of the Daily Performance of [the] [Benchmark].
One Year Index Performance	Three Times the Inverse (-3x) of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	180%	462.5%	439.2%	371.5%	265.2%	129.1%	973.9%	810.5%	649.2%	498.3%	363.6%	248.6%	154.4%	80.2%
-55%	165%	997.4%	981.1%	933.5%	858.8%	763.2%	654.2%	539.5%	426.2%	320.2%	225.6%	144.9%	78.7%	26.6%
-50%	150%	700.0%	688.1%	653.4%	599.0%	529.3%	449.8%	366.2%	283.6%	206.3%	137.4%	78.5%	30.3%	-7.7%
-45%	135%	501.1%	492.1%	466.0%	425.1%	372.8%	313.1%	250.3%	188.2%	130.1%	78.3%	34.1%	-2.1%	-30.7%
-40%	120%	363.0%	356.1%	336.0%	304.5%	264.2%	218.2%	169.8%	122.0%	77.3%	37.4%	3.3%	-24.6%	-46.6%
-35%	105%	264.1%	258.7%	242.9%	218.1%	186.4%	150.3%	112.2%	74.6%	39.4%	8.0%	-18.8%	-40.7%	-58.0%
-30%	90%	191.5%	187.2%	174.6%	154.7%	129.3%	100.4%	69.9%	39.8%	11.6%	-13.5%	-34.9%	-52.5%	-66.4%
-25%	75%	137.0%	133.5%	123.2%	107.1%	86.5%	62.9%	38.1%	13.7%	-9.2%	-29.7%	-47.1%	-61.4%	-72.7%
-20%	60%	95.3%	92.4%	83.9%	70.6%	53.6%	34.2%	13.8%	-6.3%	-25.2%	-42.0%	-56.4%	-68.2%	-77.5%
-15%	45%	62.8%	60.4%	53.4%	42.3%	28.1%	11.9%	-5.1%	-21.9%	-37.7%	-51.7%	-63.7%	-73.5%	-81.2%
-10%	30%	37.2%	35.1%	29.2%	19.9%	7.9%	-5.7%	-20.1%	-34.2%	-47.5%	-59.3%	-69.4%	-77.7%	-84.2%
-5%	15%	16.6%	14.9%	9.8%	1.9%	-8.3%	-19.8%	-32.0%	-44.1%	-55.3%	-65.4%	-74.0%	-81.0%	-86.5%
0%	0%	0.0%	-1.5%	-5.8%	-12.6%	-21.3%	-31.3%	-41.7%	-52.0%	-61.7%	-70.3%	-77.7%	-83.7%	-88.5%
5%	-15%	-13.6%	-14.9%	-18.6%	-24.5%	-32.0%	-40.6%	-49.7%	-58.6%	-66.9%	-74.4%	-80.7%	-85.9%	-90.0%
10%	-30%	-24.9%	-26.0%	-29.2%	-34.4%	-40.9%	-48.4%	-56.2%	-64.0%	-71.2%	-77.7%	-83.2%	-87.8%	-91.3%
15%	-45%	-34.2%	-35.2%	-38.1%	-42.6%	-48.3%	-54.8%	-61.7%	-68.5%	-74.8%	-80.5%	-85.3%	-89.3%	-92.4%
20%	-60%	-42.1%	-43.0%	-45.5%	-49.4%	-54.5%	-60.2%	-66.3%	-72.3%	-77.8%	-82.8%	-87.1%	-90.6%	-93.3%
25%	-75%	-48.8%	-49.6%	-51.8%	-55.3%	-59.7%	-64.8%	-70.2%	-75.4%	-80.4%	-84.8%	-88.6%	-91.7%	-94.1%
30%	-90%	-54.5%	-55.2%	-57.1%	-60.2%	-64.2%	-68.7%	-73.5%	-78.2%	-82.6%	-86.5%	-89.8%	-92.6%	-94.8%
35%	-105%	-59.4%	-60.0%	-61.7%	-64.5%	-68.0%	-72.1%	-76.3%	-80.5%	-84.4%	-87.9%	-90.9%	-93.4%	-95.3%
40%	-120%	-63.6%	-64.1%	-65.7%	-68.2%	-71.3%	-75.0%	-78.8%	-82.5%	-86.0%	-89.2%	-91.9%	-94.1%	-95.8%
45%	-135%	-67.2%	-67.7%	-69.1%	-71.3%	-74.2%	-77.5%	-80.9%	-84.3%	-87.4%	-90.3%	-92.7%	-94.7%	-96.2%
50%	-150%	-70.4%	-70.8%	-72.1%	-74.1%	-76.7%	-79.6%	-82.7%	-85.8%	-88.7%	-91.2%	-93.4%	-95.2%	-96.6%
55%	-165%	-73.1%	-73.5%	-74.7%	-76.5%	-78.9%	-81.5%	-84.4%	-87.1%	-89.7%	-92.0%	-94.0%	-95.6%	-96.9%
60%	-180%	-75.6%	-75.9%	-77.0%	-78.7%	-80.8%	-83.2%	-85.8%	-88.3%	-90.7%	-92.8%	-94.6%	-96.0%	-97.2%
70

INVESTMENT RESTRICTIONS
Each Fund has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the Fund. The phrase “majority of outstanding voting securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. (All policies of each Fund not specifically identified in this SAI or its Prospectus as fundamental may be changed without a vote of the shareholders of the Fund.) For purposes of the following limitations (except for the restriction on concentration), all percentage limitations apply immediately after a purchase or initial investment.
A Fund may not:
1.
Make investments for the purpose of exercising control or management.
2.
Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.
3.
Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except, further, that a Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.
4.
Issue senior securities to the extent such issuance would violate applicable law.
5.
Borrow money, except that the Fund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1∕3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.
6.
Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the 1933 Act, as amended, in selling portfolio securities.
7.
Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund’s Prospectus and SAI, as they may be amended from time to time.
8.
Except for the K-1 Free Crude Oil ETF, concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that a Fund will concentrate to approximately the same extent that its index concentrates in the stocks of such particular industry or industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry. For purposes of determining whether a Fund is concentrated in an industry or group of industries, each Fund may concentrate its investment in the securities of
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companies engaged in a single industry or group of industries to approximately the same extent as its benchmark and in accordance with its investment objective and policies as disclosed in the Prospectus and SAI.
ProShares Bitcoin ETF and ProShares Short Bitcoin ETF
8.
Concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to bitcoin and/or bitcoin futures contracts.
ProShares Ultra Bitcoin ETF and ProShares UltraShort Bitcoin ETF
8.
Concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to bitcoin.
ProShares Bitcoin & Ether Equal Weight ETF and ProShares Bitcoin & Ether Market Cap Weight ETF
8.
Concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to bitcoin, ether, bitcoin futures contracts, and/or ether futures contracts.
ProShares Ether ETF, ProShares Short Ether ETF, ProShares Ultra Ether ETF and ProShares UltraShort Ether ETF
8.
Concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to ether and/or ether futures contracts.
ProShares Ultra Copper K-1 Free ETF
8.
Concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to copper.
ProShares Ultra Gold K-1 Free ETF
8.
Concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to gold.
ProShares Ultra Natural Gas K-1 Free ETF
8.
Concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to natural gas.
ProShares Ultra Oil K-1 Free ETF
8.
Concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to oil.
ProShares Ultra Palladium K-1 Free ETF
8.
Concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of
72

industries) its investments in issuers of one or more particular industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to palladium.
ProShares Ultra Platinum K-1 Free ETF
8.
Concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to platinum.
ProShares Ultra Silver K-1 Free ETF
8.
Concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to silver.
73

MANAGEMENT OF THE TRUST
THE BOARD OF TRUSTEES AND ITS LEADERSHIP STRUCTURE
The Board has general oversight responsibility with respect to the operation of the Trust and each Fund. The Board has engaged ProShare Advisors to manage each Fund and is responsible for overseeing ProShare Advisors and other service providers to the Trust and each Fund in accordance with the provisions of the federal securities laws.
The Board is currently composed of four Trustees, including three Independent Trustees who are not “interested persons” of each Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board periodically meets in executive session (with and without employees of ProShare Advisors), and holds special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.
The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Co-Founder and Chief Executive Officer of ProShare Advisors and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys and the Independent Trustees between meetings. The Chairman performs such other functions as requested by the Board from time to time. The Board does not have a lead Independent Trustee.
The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each Fund. These characteristics include, among other things, the fact that multiple series are organized under one Trust; all series of the Trust are registered investment companies; all series of the Trust have common service providers; and that the majority of the series of the Trust are geared funds, with similar principal investment strategies. As a result, the Board addresses governance and management issues that are often common to each series of the Trust. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex board structure is unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure at least annually and believes that its structure is appropriate to enable the Board to exercise its oversight of each Fund.
The Board oversight of the Trust and each Fund extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. ProShare Advisors and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of each Fund meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on each Fund of investments in particular securities or derivatives. As noted above, given the relatively small size of the Board, the Board determined it is not necessary to adopt a complex leadership structure in order for the Board to effectively exercise its risk oversight function.
The Board has appointed a Chief Compliance Officer (“CCO”) for the Trust (who is also the CCO for ProFund Advisors LLC). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO, and each Fund’s CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to
74

the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers or employees of ProShare Advisors report to the Board in the event that any material risk issues arise.
In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, each Fund’s controls over financial reporting. The Trustees, their birth date, term of office and length of time served, principal business occupations during the past five years and the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o ProShares Trust, 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814.
Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
William D. Fertig Birth Date: 9/56	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProShares ([151]) ProFunds ([117])	Context Capital
Russell S. Reynolds III Birth Date: 7/57	Indefinite; November 2005 to present	RSR Partners, Inc. (Retained Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present).	ProShares ([151]) ProFunds ([117])	RSR Partners, Inc.
Michael C. Wachs Birth Date: 10/61	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present).	ProShares ([151]) ProFunds ([117])	None
Interested Trustee and Chairman of the Board
Michael L. Sapir** Birth Date: 5/58	Indefinite; 2002 to present	Chairman and Chief Executive Officer of ProFund Advisors LLC (April 1997 to present); ProShare Advisors LLC (November 2005 to present); and ProShare Capital Management LLC (July 2008 to present).	ProShares ([151]) ProFunds ([117])	None
75

*
The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProShare Advisors and any registered investment companies that have an investment adviser that is an affiliated person of ProShare Advisors. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.
**
Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in ProShare Advisors.
The Board was formed in 2002, prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve as the Board’s initial trustees prior to the Trust’s operations. Mr. Fertig was added in June 2011. Each Trustee was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In addition to their years of service as Trustees to ProFunds and Access One Trust, and gathering experience with funds with investment objectives and principal investment strategies similar to series of the Trust, each individual brings experience and qualifications from other areas. In particular, Mr. Reynolds has significant senior executive experience in the areas of human resources, recruitment and executive organization; Mr. Wachs has significant experience in the areas of investment and real estate development; Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney; and Mr. Fertig has significant experience in the areas of investment and asset management.
COMMITTEES
The Board has established an Audit Committee to assist the Board in performing oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds, Wachs and Fertig. Among other things, the Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee met six times, and the Board of Trustees met five times.
TRUSTEE OWNERSHIP
Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2025.
Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	Over $100,000	Over $100,000
Russell S. Reynolds III, Trustee	$10,001-$50,000	$10,001-$50,000
Michael C. Wachs, Trustee	None	$10,001-$50,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	Over $100,000	Over $100,000
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COMPENSATION OF TRUSTEES
Each Independent Trustee is paid a $375,000 annual retainer for service as a Trustee on the Board and for service as a trustee on the board of other funds in the Fund Complex. Prior to September 1, 2025, each Independent Trustee was paid a $325,000 annual retainer. Trustees who are also Officers or affiliated persons receive no remuneration from the Trust for their services as Trustees.
The Trust does not accrue pension or retirement benefits as part of each Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board of Trustees.
The following table shows aggregate compensation paid to the Trustees for their service on the Board for the fiscal year ended May 31, 2026.
Name	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
William D. Fertig, Trustee	$[ ]	$0	$0	$[ ]
Russell S. Reynolds, III, Trustee	$[ ]	$0	$0	$[ ]
Michael C. Wachs, Trustee	$[ ]	$0	$0	$[ ]
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0
OFFICERS
The Trust’s executive officers (the “Officers”), their date of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and Officer is: c/o ProShares Trust, 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814.
Name and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of ProShare Advisors (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).
Maria Clem Sell 190 Middle St, Suite 301, Portland, ME 04101 Birth Date: 2/78	Treasurer	Indefinite; June 2022 to present	Director and Fund Treasurer, ACA Group (2021 to present); Director, Franklin Templeton Investments (2014 to 2021).
Victor M. Frye, Esq. Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present
Counsel and Chief Compliance Officer of
ProShare Advisors (December 2004 to
present) and ProFund Advisors LLC (October
2002 to present); Secretary of ProFunds
Distributors, Inc. (April 2008 to present);
Chief Compliance Officer of ProFunds
Distributors, Inc. (July 2015 to present).

77

Name and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Richard Morris, Esq. Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present
General Counsel of ProShare Advisors;
ProFund Advisors LLC; and ProShare Capital
Management LLC (December 2015 to
present); Chief Legal Officer of ProFunds
Distributors, Inc. (December 2015 to present);
Partner at Morgan Lewis & Bockius, LLP
(October 2012 to November 2015).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProShare Advisors or ACA Group. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProShare Advisors and any funds that have an investment adviser that is an affiliated person of ProShare Advisors.
COMPENSATION OF OFFICERS
The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.
78

INVESTMENT ADVISOR
ProShare Advisors, located at 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814, serves as the investment adviser to each Fund and provides investment advice and management services to each Fund. ProShare Advisors is owned by Michael L. Sapir, Louis M. Mayberg and Radcliff PS I LLC.
ProShare Advisors is also responsible for the general management and administration of each Subsidiary, pursuant to separate investment advisory and management agreements. Under those advisory and management agreements, ProShare Advisors provides each Subsidiary with the same type of services under essentially the same terms (except at no cost to such Subsidiary) as are provided for its respective Parent Fund.
PORTFOLIO MANAGEMENT
PORTFOLIO MANAGER COMPENSATION
ProShare Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.
The annual incentive bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.
Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.
Portfolio Manager Ownership
Listed below for each portfolio manager is a dollar range of securities beneficially owned in each Fund managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of May 31, 2026.
Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProShares Family
George Banian	[ ]	[ ]
Tarak Davé	[ ]	[ ]
Eric Silverthorne	[ ]	[ ]
Alexander Ilyasov	[ ]	[ ]
Michael Neches	[ ]	[ ]
James Linneman	[ ]	[ ]
Devin Sullivan	[ ]	[ ]
Other Accounts Managed by Portfolio Managers
Portfolio managers are generally responsible for multiple investment company accounts. As described below, certain inherent conflicts of interest arise from the fact that a portfolio manager has responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities.
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Listed below for each portfolio manager are the number and type of accounts managed or overseen by such portfolio manager as of May 31, 2026.
Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets	Number of All Other Pooled Investment Vehicles Managed/Total Assets	Number of All Other Accounts Managed/Total Assets
Michael Neches	[ /$ ]	[ /$ ]	[ /$ ]
James Linneman	[ /$ ]	[ /$ ]	[ /$ ]
Eric Silverthorne	[ /$ ]	[ /$ ]	[ /$ ]
Devin Sullivan	[ /$ ]	[ /$ ]	[ /$ ]
Tarak Davé	[ /$ ]	[ /$ ]	[ /$ ]
Alexander Ilyasov	[ /$ ]	[ /$ ]	[ /$ ]
George Banian	[ /$ ]	[ /$ ]	[ /$ ]
Conflicts of Interest
In the course of providing advisory services, ProShare Advisors may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. ProShare Advisors also may recommend the purchase or sale of securities that may also be recommended by ProFund Advisors LLC, an affiliate of ProShare Advisors.
ProShare Advisors, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in ProShare Advisors’ clients, such as a Fund. Thus ProShare Advisors may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. ProShare Advisors may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.
In addition, ProShare Advisors, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of ProShare Advisors may buy or sell securities or other instruments that ProShare Advisors has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with ProShare Advisors’ recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. ProShare Advisors has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.
Any “access person” of ProShare Advisors, (as defined under the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”)), may make security purchases subject to the terms of the ProShare Advisors Code of Ethics that are consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.
ProShare Advisors and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, ProShare Advisors and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of ProShare Advisors. Accordingly, should ProShare Advisors or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, ProShare Advisors and its affiliated persons will have no
80

responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.
However, each Fund is managed using what is commonly referred to as an index strategy in an attempt to simulate either the daily movement or a multiple, the inverse or an inverse multiple of the daily movement of its index, and the use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.
81

ProShare Advisors FEES FOR NON-UNITARY FUNDS

Global Listed Private Equity ETF	Ultra QQQ®
Hedge Replication ETF	Ultra QQQ Mega
Inflation Expectations ETF	Ultra QQQ Top 30
Merger ETF	Ultra Real Estate
Short 20+ Year Treasury	Ultra Russell2000
Short 7-10 Year Treasury	Ultra S&P500®
Short Dow30SM	Ultra S&P 500 Equal Weight
Short Financials	Ultra Semiconductors
Short FTSE China 50	Ultra SmallCap600
Short High Yield	Ultra Silver K-1 Free ETF
Short MidCap400	Ultra Technology
Short MSCI EAFE	Ultra TSLA
Short MSCI Emerging Markets	Ultra Utilities
Short QQQ®	UltraPro Dow30SM
Short QQQ Top 30	UltraPro MidCap400
Short Real Estate	UltraPro QQQ®
Short Russell2000	UltraPro Russell2000
Short S&P500®	UltraPro S&P500®
Short SmallCap600	UltraPro Short 20+ Year Treasury
Ultra 20+ Year Treasury	UltraPro Short Dow30SM
Ultra 7-10 Year Treasury	UltraPro Short MidCap400
Ultra COIN	UltraPro Short QQQ®
Ultra Communication Services	UltraPro Short Russell2000
Ultra Consumer Discretionary	UltraPro Short S&P500®
Ultra Consumer Staples	UltraShort 20+ Year Treasury
Ultra Copper K-1 Free ETF	UltraShort 7-10 Year Treasury
Ultra CRCL	UltraShort Consumer Discretionary
Ultra Dow30SM	UltraShort Consumer Staples
Ultra Energy	UltraShort Dow30SM
Ultra Financials	UltraShort Energy
Ultra FTSE China 50	UltraShort Financials
82

Ultra FTSE Europe	UltraShort FTSE China 50
Ultra Gold K-1 Free ETF	UltraShort FTSE Europe
Ultra Health Care	UltraShort Health Care
Ultra High Yield	UltraShort Industrials
Ultra Industrials	UltraShort Materials
Ultra Materials	UltraShort MidCap400
Ultra MidCap400	UltraShort MSCI Brazil Capped
Ultra MSCI Brazil Capped	UltraShort MSCI EAFE
Ultra MSCI EAFE	UltraShort MSCI Emerging Markets
Ultra MSCI Emerging Markets	UltraShort MSCI Japan
Ultra MSCI Japan	UltraShort Nasdaq Biotechnology
Ultra MSTR	UltraShort QQQ®
Ultra Nasdaq Biotechnology	UltraShort QQQ Mega
Ultra Nasdaq Cloud Computing	UltraShort QQQ Top 30
Ultra Nasdaq Cybersecurity	UltraShort Real Estate
Ultra Natural Gas K-1 Free ETF	UltraShort Russell2000
Ultra NVDA	UltraShort S&P500®
Ultra Oil K-1 Free ETF	UltraShort Semiconductors
Ultra Palladium K-1 Free ETF	UltraShort SmallCap600
Ultra Platinum K-1 Free ETF	UltraShort Technology
Ultra PLTR	UltraShort Utilities
INVESTMENT ADVISORY AGREEMENT
ProShare Advisors serves as investment adviser to each Fund pursuant to the investment advisory agreement dated December 15, 2005 (the “Advisory Agreement”). The principal offices of ProShare Advisors are located at 7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814. ProShare Advisors manages the investment and the reinvestment of each Fund’s assets in accordance with its investment objective(s), policies, and limitations, subject to the general supervision and control of the Board and the Trust’s Officers. ProShare Advisors bears all costs associated with providing these advisory services. In addition, the Advisory Agreement provides that the Advisor assumes all management fees associated with a Fund’s investments in ProShares GENIUS Money Market ETF. The Advisory Agreement may be terminated with respect to a Fund at any time, by a vote of the Trustees, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Advisor in each case upon sixty days’ prior written notice.
Fund expenses include but are not limited to: the investment advisory fee; management services fee; administrative fees, index receipt agent fees, principal financial officer/treasurer services fees; compliance service fees, anti-money laundering administration fees; custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, proxy statements, and shareholder reports and notices; registration fees
83

and expenses; proxy and annual meeting expenses, if any; licensing fees; listing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.
Pursuant to the Advisory Agreement and subject to an Advisory Fee Waiver Agreement or an Amended and Restated Advisor and Management Services Waiver Agreement, each Fund other than the Unitary Fee Funds pays ProShare Advisors a fee at an annualized rate based on a percentage of each Fund’s average daily net assets as set forth below for the investment advisory services ProShare Advisors provides that Fund.
	Investment Advisory Fee
Name of Fund	First $4 billion	Next $1.5 billion	Next $1.5 billion	Next $1.5 billion	Thereafter
Global Listed Private Equity ETF	0.50%	0.50%	0.50%	0.50%	0.50%
Hedge Replication ETF	0.75%	0.70%	0.65%	0.60%	0.55%
Inflation Expectations ETF	0.55%	0.55%	0.55%	0.55%	0.55%
Merger ETF	0.75%	0.70%	0.65%	0.60%	0.55%
Short 20+ Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
Short 7-10 Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
Short Dow30SM	0.75%	0.70%	0.65%	0.60%	0.55%
Short Financials	0.75%	0.70%	0.65%	0.60%	0.55%
Short FTSE China 50	0.75%	0.70%	0.65%	0.60%	0.55%
Short High Yield	0.75%	0.70%	0.65%	0.60%	0.55%
Short MidCap400	0.75%	0.70%	0.65%	0.60%	0.55%
Short MSCI EAFE	0.75%	0.70%	0.65%	0.60%	0.55%
Short MSCI Emerging Markets	0.75%	0.70%	0.65%	0.60%	0.55%
Short QQQ®	0.75%	0.70%	0.65%	0.60%	0.55%
Short QQQ Top 30	0.75%	0.70%	0.65%	0.60%	0.55%
Short Real Estate	0.75%	0.70%	0.65%	0.60%	0.55%
Short Russell2000	0.75%	0.70%	0.65%	0.60%	0.55%
Short S&P500®	0.75%	0.70%	0.65%	0.60%	0.55%
Short SmallCap600	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra 20+ Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra 7-10 Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra COIN	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Communication Services	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Consumer Discretionary	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Consumer Staples	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Copper K-1 Free ETF	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra CRCL	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Dow30SM	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Energy	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Financials	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra FTSE China 50	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra FTSE Europe	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Gold K-1 Free ETF	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Health Care	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra High Yield	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Industrials	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Materials	0.75%	0.70%	0.65%	0.60%	0.55%
84

	Investment Advisory Fee
Name of Fund	First $4 billion	Next $1.5 billion	Next $1.5 billion	Next $1.5 billion	Thereafter
Ultra MidCap400	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra MSCI Brazil Capped	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra MSCI EAFE	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra MSCI Emerging Markets	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra MSCI Japan	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra MSTR	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Nasdaq Biotechnology	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Nasdaq Cloud Computing	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Nasdaq Cybersecurity	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Natural Gas K-1 Free ETF	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra NVDA	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Oil K-1 Free ETF	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Palladium K-1 Free ETF	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Platinum K-1 Free ETF	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra PLTR	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra QQQ®	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra QQQ Mega	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra QQQ Top 30	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Real Estate	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Russell2000	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra S&P500®	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra S&P 500 Equal Weight	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Semiconductors	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra SmallCap600	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Silver K-1 Free ETF	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Technology	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra TSLA	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Utilities	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Dow30SM	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro MidCap400	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro QQQ®	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Russell2000	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro S&P500®	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short 20+ Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short Dow30SM	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short MidCap400	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short QQQ®	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short Russell2000	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short S&P500®	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort 20+ Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort 7-10 Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Consumer Discretionary	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Consumer Staples	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Dow30SM	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Energy	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Financials	0.75%	0.70%	0.65%	0.60%	0.55%
85

	Investment Advisory Fee
Name of Fund	First $4 billion	Next $1.5 billion	Next $1.5 billion	Next $1.5 billion	Thereafter
UltraShort FTSE China 50	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort FTSE Europe	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Health Care	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Industrials	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Materials	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort MidCap400	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort MSCI Brazil Capped	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort MSCI EAFE	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort MSCI Emerging Markets	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort MSCI Japan	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Nasdaq Biotechnology	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort QQQ®	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort QQQ Mega	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort QQQ Top 30	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Real Estate	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Russell2000	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort S&P500®	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Semiconductors	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort SmallCap600	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Technology	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Utilities	0.75%	0.70%	0.65%	0.60%	0.55%
Fees Paid under the Advisory Agreement and the Advisory and Management Agreement
The investment advisory fees or investment advisory and management fees, as applicable, paid, as well as any amounts reimbursed pursuant to the Expense Limitation Agreement, for the fiscal years ended May 31, 2024, May 31, 2025, and May 31, 2026 for each Fund that was operational as of each date are set forth below.
	ADVISORY FEES
	2024		2025		2026
	Earned	Waived	Earned	Waived	Earned	Waived
Big Data Refiners ETF	$25,300	$(0)	$36,051	$(0)	[ ]	[ ]
Decline of the Retail Store ETF	53,000	(0)	25,187	(0)	[ ]	[ ]
DJ Brookfield Global Infrastructure ETF	629,519	(0)	614,079	(0)	[ ]	[ ]
Equities for Rising Rates ETF	94,312	(0)	46,464	(0)	[ ]	[ ]
Global Listed Private Equity ETF	44,114	(44,114)	60,823	(60,823)	[ ]	[ ]
Hedge Replication ETF	230,091	(230,091)	199,799	(199,799)	[ ]	[ ]
High Yield-Interest Rate Hedged	615,312	(0)	773,441	(0)	[ ]	[ ]
Inflation Expectations ETF	163,152	(163,152)	122,093	(122,093)	[ ]	[ ]
Investment Grade-Interest Rate Hedged	874,765	(0)	769,213	(0)	[ ]	[ ]
K-1 Free Crude Oil ETF	799,159	(0)	561,795	(0)	[ ]	[ ]
Large Cap Core Plus	1,822,947	(0)	2,056,235	(0)	[ ]	[ ]
Long Online/Short Stores ETF	122,508	(0)	59,188	(0)	[ ]	[ ]
Merger ETF	105,632	(105,632)	79,909	(79,909)	[ ]	[ ]
Metaverse ETF	35,325	(0)	32,036	(0)	[ ]	[ ]
86

	ADVISORY FEES
	2024		2025		2026
	Earned	Waived	Earned	Waived	Earned	Waived
MSCI EAFE Dividend Growers ETF	440,595	(0)	356,082	(0)	[ ]	[ ]
MSCI Emerging Markets Dividend Growers ETF	86,961	(0)	50,995	(0)	[ ]	[ ]
MSCI Europe Dividend Growers ETF	46,617	(0)	37,256	(0)	[ ]	[ ]
MSCI Transformational Changes ETF	37,773	(0)	37,546	(0)	[ ]	[ ]
Nanotechnology ETF	20,439	(0)	32,616	(0)	[ ]	[ ]
Nasdaq-100 Dorsey Wright Momentum ETF	65,099	(0)	67,732	(0)	[ ]	[ ]
Nasdaq-100 High Income ETF	18,171	(0)	422,813	(0)	[ ]	[ ]
On-Demand ETF	3,588	(0)	7,040	(0)	[ ]	[ ]
Online Retail ETF	570,841	(0)	486,584	(0)	[ ]	[ ]
Pet Care ETF	405,925	(0)	320,537	(0)	[ ]	[ ]
Russell 2000 High Income ETF	N/A	N/A	159,122	(0)	[ ]	[ ]
Russell U.S. Dividend Growers ETF	32,169	(0)	21,715	(0)	[ ]	[ ]
S&P 500 Dividend Aristocrats ETF	40,392,091	(0)	41,762,893	(0)	[ ]	[ ]
S&P 500 ex-Energy ETF	54,163	(17,764)	75,771	(24,787)	[ ]	[ ]
S&P 500 ex-Financials ETF	62,512	(20,473)	77,639	(25,430)	[ ]	[ ]
S&P 500 ex-Health Care ETF	23,894	(7,835)	31,825	(10,407)	[ ]	[ ]
S&P 500 ex-Technology ETF	54,809	(17,955)	167,456	(54,482)	[ ]	[ ]
S&P 500 High Income ETF	151,635	(0)	2,490,966	(0)	[ ]	[ ]
S&P Global Core Battery Metals ETF	13,976	(0)	15,067	(0)	[ ]	[ ]
S&P Kensho Cleantech ETF	28,838	(0)	17,110	(0)	[ ]	[ ]
S&P Kensho Smart Factories ETF	5,177	(0)	5,601	(0)	[ ]	[ ]
S&P Midcap 400 Dividend Aristocrats ETF	6,143,791	(0)	6,399,428	(0)	[ ]	[ ]
S&P SmallCap 600 Dividend Aristocrats ETF	3,149,369	(0)	2,792,304	(0)	[ ]	[ ]
S&P Technology Dividend Aristocrats ETF	1,072,222	(0)	1,156,740	(0)	[ ]	[ ]
Short 20+ Year Treasury	1,115,947	(0)	589,758	(42,050)	[ ]	[ ]
Short 7-10 Year Treasury	189,353	(58,234)	104,198	(70,805)	[ ]	[ ]
Short Dow30	1,436,014	(31,934)	1,100,355	(56,728)	[ ]	[ ]
Short Financials	171,555	(67,619)	87,336	(73,677)	[ ]	[ ]
Short FTSE China 50	55,104	(55,104)	38,164	(38,164)	[ ]	[ ]
Short High Yield	1,180,196	(78,316)	637,408	(94,222)	[ ]	[ ]
Short MidCap400	65,013	(65,013)	44,619	(44,619)	[ ]	[ ]
Short MSCI EAFE	301,315	(88,723)	133,882	(87,170)	[ ]	[ ]
Short MSCI Emerging Markets	191,104	(82,304)	96,205	(95,485)	[ ]	[ ]
Short QQQ	5,919,428	(352,161)	4,305,459	(283,594)	[ ]	[ ]
Short Real Estate	254,343	(66,604)	93,859	(71,706)	[ ]	[ ]
Short Russell2000	2,056,946	(188,354)	1,220,749	(140,897)	[ ]	[ ]
Short S&P500	11,221,414	(0)	7,836,897	(0)	[ ]	[ ]
Short SmallCap600	87,179	(64,732)	42,049	(42,049)	[ ]	[ ]
Smart Materials ETF	9,373	(0)	8,979	(0)	[ ]	[ ]
Supply Chain Logistics ETF	11,374	(0)	8,073	(0)	[ ]	[ ]
Ultra 20+ Year Treasury	543,441	(35,382)	922,695	(21,764)	[ ]	[ ]
87

	ADVISORY FEES
	2024		2025		2026
	Earned	Waived	Earned	Waived	Earned	Waived
Ultra 7-10 Year Treasury	103,054	(64,524)	202,834	(62,151)	[ ]	[ ]
Ultra Communication Services	16,792	(16,792)	52,454	(52,454)	[ ]	[ ]
Ultra Consumer Discretionary	118,997	(102,740)	120,554	(109,359)	[ ]	[ ]
Ultra Consumer Staples	49,347	(49,347)	68,940	(68,940)	[ ]	[ ]
Ultra Dow30	2,780,443	(29,131)	3,158,120	(32,023)	[ ]	[ ]
Ultra Energy	881,876	(102,755)	686,374	(114,308)	[ ]	[ ]
Ultra Financials	4,449,648	(0)	5,971,713	(0)	[ ]	[ ]
Ultra FTSE China 50	73,968	(73,968)	122,739	(94,476)	[ ]	[ ]
Ultra FTSE Europe	32,645	(32,645)	39,970	(39,970)	[ ]	[ ]
Ultra Health Care	634,774	(83,103)	627,567	(97,369)	[ ]	[ ]
Ultra High Yield	107,558	(90,563)	93,607	(88,518)	[ ]	[ ]
Ultra Industrials	151,856	(98,811)	171,080	(104,113)	[ ]	[ ]
Ultra Materials	315,227	(101,945)	293,280	(106,136)	[ ]	[ ]
Ultra MidCap400	997,801	(71,121)	1,045,218	(81,619)	[ ]	[ ]
Ultra MSCI Brazil Capped	34,701	(34,701)	17,577	(17,577)	[ ]	[ ]
Ultra MSCI EAFE	70,554	(70,554)	72,155	(72,155)	[ ]	[ ]
Ultra MSCI Emerging Markets	123,261	(87,792)	133,394	(90,047)	[ ]	[ ]
Ultra MSCI Japan	65,291	(65,291)	54,515	(54,515)	[ ]	[ ]
Ultra Nasdaq Biotechnology	662,955	(169,959)	548,368	(173,071)	[ ]	[ ]
Ultra Nasdaq Cloud Computing	21,859	(21,859)	20,505	(20,505)	[ ]	[ ]
Ultra Nasdaq Cybersecurity	20,671	(20,671)	30,847	(30,847)	[ ]	[ ]
Ultra QQQ	40,130,872	(1,207,586)	52,672,343	(2,451,002)	[ ]	[ ]
Ultra Real Estate	447,111	(87,995)	511,578	(100,394)	[ ]	[ ]
Ultra Russell2000	1,354,682	(258,395)	2,669,572	(444,352)	[ ]	[ ]
Ultra S&P500	31,166,348	(144,631)	39,488,865	(673,396)	[ ]	[ ]
Ultra Semiconductors	3,435,579	(0)	8,175,155	(0)	[ ]	[ ]
Ultra SmallCap600	224,556	(138,538)	256,954	(142,918)	[ ]	[ ]
Ultra Technology	4,559,526	(0)	5,116,818	(0)	[ ]	[ ]
Ultra Utilities	75,515	(75,515)	126,589	(107,419)	[ ]	[ ]
UltraPro Dow30	4,622,038	(0)	5,222,097	(0)	[ ]	[ ]
UltraPro MidCap400	217,831	(158,964)	251,013	(150,005)	[ ]	[ ]
UltraPro QQQ	144,830,434	(26,121,519)	175,484,529	(34,266,357)	[ ]	[ ]
UltraPro Russell2000	2,432,705	(566,237)	3,063,504	(511,625)	[ ]	[ ]
UltraPro S&P500	21,334,881	(0)	29,048,405	(73,359)	[ ]	[ ]
UltraPro Short 20+ Year Treasury	704,521	(24,499)	235,461	(57,145)	[ ]	[ ]
UltraPro Short Dow30	3,185,201	(0)	2,027,121	(43,488)	[ ]	[ ]
UltraPro Short MidCap400	34,465	(34,465)	25,204	(25,204)	[ ]	[ ]
UltraPro Short QQQ	28,278,977	(1,087,982)	18,581,005	(913,048)	[ ]	[ ]
UltraPro Short Russell2000	1,151,060	(135,861)	644,748	(118,785)	[ ]	[ ]
UltraPro Short S&P500	6,449,078	(0)	3,936,333	(0)	[ ]	[ ]
UltraShort 20+ Year Treasury	3,292,757	(0)	2,242,993	(0)	[ ]	[ ]
UltraShort 7-10 Year Treasury	183,577	(56,442)	114,060	(68,610)	[ ]	[ ]
UltraShort Consumer Discretionary	12,623	(12,623)	16,378	(16,378)	[ ]	[ ]
UltraShort Consumer Staples	9,308	(9,308)	5,083	(5,083)	[ ]	[ ]
UltraShort Dow30	628,152	(54,499)	487,386	(73,339)	[ ]	[ ]
UltraShort Energy	150,344	(61,692)	118,261	(73,241)	[ ]	[ ]
UltraShort Financials	143,388	(67,099)	90,261	(75,823)	[ ]	[ ]
UltraShort FTSE China 50	144,220	(93,412)	82,778	(82,778)	[ ]	[ ]
UltraShort FTSE Europe	339,377	(69,945)	152,770	(82,618)	[ ]	[ ]
UltraShort Health Care	10,243	(10,242)	9,890	(9,890)	[ ]	[ ]
UltraShort Industrials	18,118	(18,118)	9,480	(9,480)	[ ]	[ ]
88

	ADVISORY FEES
	2024		2025		2026
	Earned	Waived	Earned	Waived	Earned	Waived
UltraShort Materials	12,695	(12,695)	7,941	(7,941)	[ ]	[ ]
UltraShort MidCap400	15,814	(15,814)	9,946	(9,946)	[ ]	[ ]
UltraShort MSCI Brazil Capped	63,409	(63,409)	66,821	(66,821)	[ ]	[ ]
UltraShort MSCI EAFE	11,921	(11,921)	10,241	(10,241)	[ ]	[ ]
UltraShort MSCI Emerging Markets	50,715	(50,715)	36,966	(36,966)	[ ]	[ ]
UltraShort MSCI Japan	35,831	(35,831)	42,246	(42,246)	[ ]	[ ]
UltraShort Nasdaq Biotechnology	33,907	(33,907)	25,181	(25,181)	[ ]	[ ]
UltraShort QQQ	2,944,409	(238,247)	1,913,656	(191,188)	[ ]	[ ]
UltraShort Real Estate	379,430	(62,186)	205,729	(70,495)	[ ]	[ ]
UltraShort Russell2000	641,920	(111,408)	380,836	(101,617)	[ ]	[ ]
UltraShort S&P500	5,848,029	(0)	3,377,191	(0)	[ ]	[ ]
UltraShort Semiconductors	52,193	(52,193)	56,506	(56,506)	[ ]	[ ]
UltraShort SmallCap600	21,562	(21,562)	15,506	(15,506)	[ ]	[ ]
UltraShort Technology	31,635	(31,635)	32,479	(32,479)	[ ]	[ ]
UltraShort Utilities	11,277	(11,277)	13,200	(13,200)	[ ]	[ ]
For each Fund that commenced operations during a fiscal year, the table above reflects amounts from inception through the end of the fiscal year.
MANAGEMENT SERVICES AGREEMENT
Pursuant to a separate Management Services Agreement, ProShare Advisors performs certain administrative services on behalf of each Fund. Such services include negotiating, coordinating and implementing the Trust’s contractual obligations with each Fund’s service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers as requested or as deemed necessary. The Management Agreement may be terminated at any time, by a vote of the Trustees, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Advisor, in each case upon sixty days’ prior written notice. For these services, the Trust pays to ProShare Advisors a fee at the annual rate of 0.10% of average daily net assets for each Fund.
Management Services Fees Paid
For the fiscal years ended May 31, 2024, May 31, 2025, and May 31, 2026, the Advisor was entitled to, and waived, management services fees in the following amounts:
For the three most recent fiscal years, each Fund that was operational for the period indicated paid ProShare Advisors a management services fee set forth below.
	Management Services Fees Paid
	2024		2025		2026
	Earned	Waived	Earned	Waived	Earned	Waived
Global Listed Private Equity ETF	$8,823	$(8,823)	$12,165	$(12,165)	[ ]	[ ]
Hedge Replication ETF	30,678	(30,678)	26,640	(26,640)	[ ]	[ ]
Inflation Expectations ETF	29,664	(29,664)	22,199	(22,199)	[ ]	[ ]
Merger ETF	14,084	(14,084)	10,654	(10,654)	[ ]	[ ]
Short 20+ Year Treasury	148,791	(0)	78,634	(0)	[ ]	[ ]
Short 7-10 Year Treasury	25,247	(0)	13,893	(0)	[ ]	[ ]
Short Dow30	191,466	(0)	146,714	(0)	[ ]	[ ]
Short Financials	22,874	(0)	11,645	(0)	[ ]	[ ]
89

	Management Services Fees Paid
	2024		2025		2026
	Earned	Waived	Earned	Waived	Earned	Waived
Short FTSE China 50	7,347	(7,347)	5,089	(5,089)	[ ]	[ ]
Short High Yield	157,357	(0)	84,988	(0)	[ ]	[ ]
Short MidCap400	8,668	(3,344)	5,949	(5,949)	[ ]	[ ]
Short MSCI EAFE	40,175	(0)	17,851	(0)	[ ]	[ ]
Short MSCI Emerging Markets	25,480	(0)	12,827	(0)	[ ]	[ ]
Short QQQ	789,246	(0)	574,061	(0)	[ ]	[ ]
Short Real Estate	33,912	(0)	12,515	(0)	[ ]	[ ]
Short Russell2000	274,255	(0)	162,766	(0)	[ ]	[ ]
Short S&P500	1,496,167	(0)	1,044,920	(0)	[ ]	[ ]
Short SmallCap600	11,624	(0)	5,607	(5,607)	[ ]	[ ]
Ultra 20+ Year Treasury	72,458	(0)	123,026	(0)	[ ]	[ ]
Ultra 7-10 Year Treasury	13,740	(0)	27,045	(0)	[ ]	[ ]
Ultra Communication Services	2,239	(2,239)	6,994	(6,994)	[ ]	[ ]
Ultra Consumer Discretionary	15,866	(0)	16,074	(0)	[ ]	[ ]
Ultra Consumer Staples	6,580	(6,580)	9,192	(9,192)	[ ]	[ ]
Ultra Dow30	370,720	(0)	421,083	(0)	[ ]	[ ]
Ultra Energy	117,582	(0)	91,517	(0)	[ ]	[ ]
Ultra Financials	593,278	(0)	796,228	(0)	[ ]	[ ]
Ultra FTSE China 50	9,862	(9,862)	16,365	(0)	[ ]	[ ]
Ultra FTSE Europe	4,353	(4,353)	5,329	(5,329)	[ ]	[ ]
Ultra Health Care	84,635	(0)	83,676	(0)	[ ]	[ ]
Ultra High Yield	14,341	(0)	12,481	(0)	[ ]	[ ]
Ultra Industrials	20,247	(0)	22,811	(0)	[ ]	[ ]
Ultra Materials	42,030	(0)	39,104	(0)	[ ]	[ ]
Ultra MidCap400	133,038	(0)	139,362	(0)	[ ]	[ ]
Ultra MSCI Brazil Capped	4,627	(4,627)	2,344	(2,344)	[ ]	[ ]
Ultra MSCI EAFE	9,407	(9,407)	9,621	(9,621)	[ ]	[ ]
Ultra MSCI Emerging Markets	16,434	(0)	17,786	(0)	[ ]	[ ]
Ultra MSCI Japan	8,705	(8,705)	7,269	(7,269)	[ ]	[ ]
Ultra Nasdaq Biotechnology	88,393	(0)	73,116	(0)	[ ]	[ ]
Ultra Nasdaq Cloud Computing	2,915	(2,915)	2,734	(2,734)	[ ]	[ ]
Ultra Nasdaq Cybersecurity	2,756	(2,756)	4,113	(4,113)	[ ]	[ ]
Ultra QQQ	5,350,705	(0)	7,022,978	(0)	[ ]	[ ]
Ultra Real Estate	59,614	(0)	68,210	(0)	[ ]	[ ]
Ultra Russell2000	180,622	(0)	355,943	(0)	[ ]	[ ]
Ultra S&P500	4,155,452	(0)	5,265,182	(0)	[ ]	[ ]
Ultra Semiconductors	458,070	(0)	1,090,021	(0)	[ ]	[ ]
Ultra SmallCap600	29,941	(0)	34,261	(0)	[ ]	[ ]
Ultra Technology	607,928	(0)	682,242	(0)	[ ]	[ ]
Ultra Utilities	10,068	(10,068)	16,879	(0)	[ ]	[ ]
UltraPro Dow30	616,263	(0)	696,280	(0)	[ ]	[ ]
UltraPro MidCap400	29,044	(0)	33,468	(0)	[ ]	[ ]
UltraPro QQQ	19,310,442	(0)	23,397,935	(0)	[ ]	[ ]
UltraPro Russell2000	324,356	(0)	408,467	(0)	[ ]	[ ]
UltraPro S&P500	2,844,609	(0)	3,873,120	(0)	[ ]	[ ]
UltraPro Short 20+ Year Treasury	93,935	(0)	31,395	(0)	[ ]	[ ]
UltraPro Short Dow30	424,687	(0)	270,283	(0)	[ ]	[ ]
UltraPro Short MidCap400	4,596	(4,596)	3,361	(3,361)	[ ]	[ ]
UltraPro Short QQQ	3,770,475	(0)	2,477,467	(0)	[ ]	[ ]
UltraPro Short Russell2000	153,472	(0)	85,966	(0)	[ ]	[ ]
UltraPro Short S&P500	859,864	(0)	524,844	(0)	[ ]	[ ]
UltraShort 20+ Year Treasury	439,028	(0)	299,066	(0)	[ ]	[ ]
UltraShort 7-10 Year Treasury	24,477	(0)	15,208	(0)	[ ]	[ ]
90

	Management Services Fees Paid
	2024		2025		2026
	Earned	Waived	Earned	Waived	Earned	Waived
UltraShort Consumer Discretionary	1,683	(1,683)	2,184	(2,184)	[ ]	[ ]
UltraShort Consumer Staples	1,241	(1,241)	678	(678)	[ ]	[ ]
UltraShort Dow30	83,752	(0)	64,985	(0)	[ ]	[ ]
UltraShort Energy	20,046	(0)	15,768	(0)	[ ]	[ ]
UltraShort Financials	19,118	(0)	12,035	(0)	[ ]	[ ]
UltraShort FTSE China 50	19,229	(0)	11,037	(10,420)	[ ]	[ ]
UltraShort FTSE Europe	45,250	(0)	20,369	(0)	[ ]	[ ]
UltraShort Health Care	1,366	(1,366)	1,319	(1,319)	[ ]	[ ]
UltraShort Industrials	2,416	(2,416)	1,264	(1,264)	[ ]	[ ]
UltraShort Materials	1,693	(1,693)	1,059	(1,059)	[ ]	[ ]
UltraShort MidCap400	2,109	(2,109)	1,326	(1,326)	[ ]	[ ]
UltraShort MSCI Brazil Capped	8,454	(8,454)	8,909	(8,909)	[ ]	[ ]
UltraShort MSCI EAFE	1,589	(1,589)	1,365	(1,365)	[ ]	[ ]
UltraShort MSCI Emerging Markets	6,762	(6,762)	4,929	(4,929)	[ ]	[ ]
UltraShort MSCI Japan	4,777	(4,777)	5,633	(5,633)	[ ]	[ ]
UltraShort Nasdaq Biotechnology	4,521	(4,521)	3,357	(3,357)	[ ]	[ ]
UltraShort QQQ	392,582	(0)	255,154	(0)	[ ]	[ ]
UltraShort Real Estate	50,590	(0)	27,431	(0)	[ ]	[ ]
UltraShort Russell2000	85,588	(0)	50,778	(0)	[ ]	[ ]
UltraShort S&P500	779,726	(0)	450,292	(0)	[ ]	[ ]
UltraShort Semiconductors	6,959	(6,959)	7,534	(7,534)	[ ]	[ ]
UltraShort SmallCap600	2,875	(2,875)	2,067	(2,067)	[ ]	[ ]
UltraShort Technology	4,218	(4,218)	4,331	(4,331)	[ ]	[ ]
UltraShort Utilities	1,504	(1,504)	1,760	(1,760)	[ ]	[ ]
For each Fund that commenced operations during a fiscal year, the table above reflects amounts from inception through the end of the fiscal year.
EXPENSE LIMITATION AGREEMENT
ProShare Advisors has contractually agreed to waive investment advisory and management services fees and/or to reimburse certain other expenses of each Fund through at least [September 30, 2027] (unless the Board consents to an earlier revision or termination of this arrangement). After such date, the expense limitation may be terminated or revised by ProShare Advisors. This expense limitation excludes transaction costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, acquired fund fees and expenses as permitted by the then current registration statement, and extraordinary expenses as determined under generally accepted accounting principles. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. The recoupment period begins on the date such amount was initially waived and/or reimbursed.
91

Expense Limits
The annual operating expenses are limited as follows:
Name of Fund	Expense Limitation
Global Listed Private Equity ETF	0.60%
Hedge Replication ETF	0.95%
Inflation Expectations ETF	0.30%
Merger ETF	0.75%
Short 20+ Year Treasury	0.95%
Short 7-10 Year Treasury	0.95%
Short Dow30 SM	0.95%
Short Financials	0.95%
Short FTSE China 50	0.95%
Short High Yield	0.95%
Short MidCap400	0.95%
Short MSCI EAFE	0.95%
Short MSCI Emerging Markets	0.95%
Short QQQ®	0.95%
Short QQQ Top 30	0.95%
Short Real Estate	0.95%
Short Russell2000	0.95%
Short S&P500®	0.95%
Short SmallCap600	0.95%
Ultra 20+ Year Treasury	0.95%
Ultra 7-10 Year Treasury	0.95%
Ultra COIN	0.95%
Ultra Communication Services	0.95%
Ultra Consumer Discretionary	0.95%
Ultra Consumer Staples	0.95%
Ultra Copper K-1 Free ETF	0.95%
Ultra CRCL	0.95%
Ultra Dow30SM	0.95%
Ultra Energy	0.95%
Ultra Financials	0.95%
Ultra FTSE China 50	0.95%
Ultra FTSE Europe	0.95%
Ultra Gold K-1 Free ETF	0.95%
Ultra Health Care	0.95%
Ultra High Yield	0.95%
Ultra Industrials	0.95%
Ultra Materials	0.95%
Ultra MidCap400	0.95%
Ultra MSCI Brazil Capped	0.95%
Ultra MSCI EAFE	0.95%
Ultra MSCI Emerging Markets	0.95%
Ultra MSCI Japan	0.95%
Ultra MSTR	0.95%
92

Name of Fund	Expense Limitation
Ultra Nasdaq Biotechnology	0.95%
Ultra Nasdaq Cloud Computing	0.95%
Ultra Nasdaq Cybersecurity	0.95%
Ultra Natural Gas K-1 Free ETF	0.95%
Ultra NVDA	0.95%
Ultra Oil K-1 Free ETF	0.95%
Ultra Palladium K-1 Free ETF	0.95%
Ultra Platinum K-1 Free ETF	0.95%
Ultra PLTR	0.95%
Ultra QQQ®	0.95%
Ultra QQQ Mega	0.95%
Ultra QQQ Top 30	0.95%
Ultra Real Estate	0.95%
Ultra Russell2000	0.95%
Ultra S&P500®	0.95%
Ultra S&P 500 Equal Weight	0.95%
Ultra Semiconductors	0.95%
Ultra SmallCap600	0.95%
Ultra Silver K-1 Free ETF	0.95%
Ultra Technology	0.95%
Ultra TSLA	0.95%
Ultra Utilities	0.95%
UltraPro Dow30SM	0.95%
UltraPro MidCap400	0.95%
UltraPro QQQ®	0.95%
UltraPro Russell2000	0.95%
UltraPro S&P500®	0.95%
UltraPro Short 20+ Year Treasury	0.95%
UltraPro Short Dow30SM	0.95%
UltraPro Short MidCap400	0.95%
UltraPro Short QQQ®	0.95%
UltraPro Short Russell2000	0.95%
UltraPro Short S&P500®	0.95%
UltraShort 20+ Year Treasury	0.95%
UltraShort 7-10 Year Treasury	0.95%
UltraShort Consumer Discretionary	0.95%
UltraShort Consumer Staples	0.95%
UltraShort Dow30SM	0.95%
UltraShort Energy	0.95%
UltraShort Financials	0.95%
UltraShort FTSE China 50	0.95%
UltraShort FTSE Europe	0.95%
UltraShort Health Care	0.95%
UltraShort Industrials	0.95%
UltraShort Materials	0.95%
93

Name of Fund	Expense Limitation
UltraShort MidCap400	0.95%
UltraShort MSCI Brazil Capped	0.95%
UltraShort MSCI EAFE	0.95%
UltraShort MSCI Emerging Markets	0.95%
UltraShort MSCI Japan	0.95%
UltraShort Nasdaq Biotechnology	0.95%
UltraShort QQQ®	0.95%
UltraShort QQQ Mega	0.95%
UltraShort QQQ Top 30	0.95%
UltraShort Real Estate	0.95%
UltraShort Russell2000	0.95%
UltraShort S&P500®	0.95%
UltraShort Semiconductors	0.95%
UltraShort SmallCap600	0.95%
UltraShort Technology	0.95%
UltraShort Utilities	0.95%
Recoupment
All Funds
For the fiscal years ended May 31, 2024, May 31, 2025, and May 31, 2026, the Advisor recouped fee waivers/reimbursements from the prior years in the following amounts:
	Advisory Fees Recouped
Fund	2024	2025	2026
Big Data Refiners ETF	$0	$0	[ ]
Decline of the Retail Store ETF	0	0	[ ]
DJ Brookfield Global Infrastructure ETF	0	0	[ ]
Equities for Rising Rates ETF	0	0	[ ]
Global Listed Private Equity ETF	0	0	[ ]
Hedge Replication ETF	0	0	[ ]
High Yield-Interest Rate Hedged	0	0	[ ]
Inflation Expectations ETF	0	0	[ ]
Investment Grade-Interest Rate Hedged	0	0	[ ]
K-1 Free Crude Oil ETF	0	0	[ ]
Large Cap Core Plus	0	0	[ ]
Long Online/Short Stores ETF	0	0	[ ]
Merger ETF	0	0	[ ]
Metaverse ETF	0	0	[ ]
MSCI EAFE Dividend Growers ETF	0	0	[ ]
MSCI Emerging Markets Dividend Growers ETF	0	0	[ ]
MSCI Europe Dividend Growers ETF	0	0	[ ]
MSCI Transformational Changes ETF	0	0	[ ]
Nanotechnology ETF	0	0	[ ]
Nasdaq-100 Dorsey Wright Momentum ETF	0	0	[ ]
Nasdaq-100 High Income ETF	0	0	[ ]
94

	Advisory Fees Recouped
Fund	2024	2025	2026
On-Demand ETF	0	0	[ ]
Online Retail ETF	0	0	[ ]
Pet Care ETF	0	0	[ ]
Russell 2000 High Income ETF	N/A	0	[ ]
Russell U.S. Dividend Growers ETF	0	0	[ ]
S&P 500 Dividend Aristocrats ETF	0	0	[ ]
S&P 500 ex-Energy ETF	0	0	[ ]
S&P 500 ex-Financials ETF	0	0	[ ]
S&P 500 ex-Health Care ETF	0	0	[ ]
S&P 500 ex-Technology ETF	0	0	[ ]
S&P 500 High Income ETF	0	0	[ ]
S&P Global Core Battery Metals ETF	0	0	[ ]
S&P Kensho Cleantech ETF	0	0	[ ]
S&P Kensho Smart Factories ETF	0	0	[ ]
S&P Midcap 400 Dividend Aristocrats ETF	0	0	[ ]
S&P SmallCap 600 Dividend Aristocrats ETF	0	0	[ ]
S&P Technology Dividend Aristocrats ETF	0	0	[ ]
Short 20+ Year Treasury	0	0	[ ]
Short 7-10 Year Treasury	0	0	[ ]
Short Dow30	0	0	[ ]
Short Financials	0	0	[ ]
Short FTSE China 50	0	0	[ ]
Short High Yield	0	0	[ ]
Short MidCap400	0	0	[ ]
Short MSCI EAFE	0	0	[ ]
Short MSCI Emerging Markets	0	0	[ ]
Short QQQ	0	0	[ ]
Short Real Estate	0	0	[ ]
Short Russell2000	0	0	[ ]
Short S&P500	0	0	[ ]
Short SmallCap600	0	0	[ ]
Smart Materials ETF	0	0	[ ]
Supply Chain Logistics ETF	0	0	[ ]
Ultra 20+ Year Treasury	0	0	[ ]
Ultra 7-10 Year Treasury	0	0	[ ]
Ultra Communication Services	0	0	[ ]
Ultra Consumer Discretionary	0	0	[ ]
Ultra Consumer Staples	0	0	[ ]
Ultra Dow30	0	0	[ ]
Ultra Energy	0	0	[ ]
Ultra Financials	103,531	80,949	[ ]
Ultra FTSE China 50	0	0	[ ]
Ultra FTSE Europe	0	0	[ ]
Ultra Health Care	0	0	[ ]
Ultra High Yield	0	0	[ ]
Ultra Industrials	0	0	[ ]
95

	Advisory Fees Recouped
Fund	2024	2025	2026
Ultra Materials	0	0	[ ]
Ultra MidCap400	0	0	[ ]
Ultra MSCI Brazil Capped	0	0	[ ]
Ultra MSCI EAFE	0	0	[ ]
Ultra MSCI Emerging Markets	0	0	[ ]
Ultra MSCI Japan	0	0	[ ]
Ultra Nasdaq Biotechnology	0	0	[ ]
Ultra Nasdaq Cloud Computing	0	0	[ ]
Ultra Nasdaq Cybersecurity	0	0	[ ]
Ultra QQQ	0	864,335	[ ]
Ultra Real Estate	0	0	[ ]
Ultra Russell2000	0	0	[ ]
Ultra S&P500	0	0	[ ]
Ultra Semiconductors	5,878	171,686	[ ]
Ultra SmallCap600	0	0	[ ]
Ultra Technology	101,376	118,565	[ ]
Ultra Utilities	0	0	[ ]
UltraPro Dow30	32,830	37,182	[ ]
UltraPro MidCap400	0	0	[ ]
UltraPro QQQ	0	0	[ ]
UltraPro Russell2000	0	0	[ ]
UltraPro S&P500	0	0	[ ]
UltraPro Short 20+ Year Treasury	4,656	0	[ ]
UltraPro Short Dow30	25,928	0	[ ]
UltraPro Short MidCap400	0	0	[ ]
UltraPro Short QQQ	0	0	[ ]
UltraPro Short Russell2000	0	0	[ ]
UltraPro Short S&P500	0	0	[ ]
UltraShort 20+ Year Treasury	0	0	[ ]
UltraShort 7-10 Year Treasury	0	0	[ ]
UltraShort Consumer Discretionary	0	0	[ ]
UltraShort Consumer Staples	0	0	[ ]
UltraShort Dow30	0	0	[ ]
UltraShort Energy	0	0	[ ]
UltraShort Financials	0	0	[ ]
UltraShort FTSE China 50	0	0	[ ]
UltraShort FTSE Europe	0	0	[ ]
UltraShort Health Care	0	0	[ ]
UltraShort Industrials	0	0	[ ]
UltraShort Materials	0	0	[ ]
UltraShort MidCap400	0	0	[ ]
UltraShort MSCI Brazil Capped	0	0	[ ]
UltraShort MSCI EAFE	0	0	[ ]
UltraShort MSCI Emerging Markets	0	0	[ ]
UltraShort MSCI Japan	0	0	[ ]
UltraShort Nasdaq Biotechnology	0	0	[ ]
96

	Advisory Fees Recouped
Fund	2024	2025	2026
UltraShort QQQ	0	0	[ ]
UltraShort Real Estate	0	0	[ ]
UltraShort Russell2000	0	0	[ ]
UltraShort S&P500	0	0	[ ]
UltraShort Semiconductors	0	0	[ ]
UltraShort SmallCap600	0	0	[ ]
UltraShort Technology	0	0	[ ]
UltraShort Utilities	0	0	[ ]
For each Fund that commenced operations during a fiscal year, the table above reflects amounts from inception through the end of the fiscal year.
97

ProShare Advisors FEES FOR UNITARY FUNDS

Big Data Refiners ETF	Russell 2000 High Income ETF
Bitcoin ETF	Russell U.S. Dividend Growers ETF
Bitcoin & Ether Market Cap Weight ETF	S&P 500 Buyback Aristocrats ETF
Bitcoin & Ether Equal Weight ETF	S&P 500® Dividend Aristocrats ETF
CoinDesk 20 Crypto ETF	S&P 500 Dynamic Buffer ETF
Decline of the Retail Store ETF	S&P 500® Ex-Energy ETF
DJ Brookfield Global Infrastructure ETF	S&P 500® Ex-Financials ETF
Ether ETF	S&P 500® Ex-Health Care ETF
Equities for Rising Rates ETF	S&P 500® Ex-Technology ETF
High Yield—Interest Rate Hedged	S&P 500® High Income ETF
Investment Grade—Interest Rate Hedged	S&P Global Core Battery Metals ETF
K-1 Free Crude Oil ETF	S&P Kensho Cleantech ETF
Large Cap Core Plus	S&P Kensho Smart Factories ETF
Long Online/Short Stores ETF	S&P MidCap 400 Dividend Aristocrats ETF
Metaverse ETF	S&P SmallCap 600 Dividend Aristocrats ETF
MSCI EAFE Dividend Growers ETF	S&P Technology Dividend Aristocrats ETF
MSCI Emerging Markets Dividend Growers ETF	Short Bitcoin ETF
MSCI Europe Dividend Growers ETF	Short Ether ETF
MSCI Transformational Changes ETF	Smart Materials ETF
Nanotechnology ETF	Solana ETF
Nasdaq-100 Dorsey Wright Momentum ETF	Supply Chain Logistics ETF
Nasdaq-100 Dynamic Buffer ETF	Ultra Bitcoin ETF
Nasdaq-100 High Income ETF	Ultra Ether ETF
On-Demand ETF	UltraShort Bitcoin ETF
Online Retail ETF	UltraShort Ether ETF
Pet Care ETF	Ultra Solana ETF
Russell 2000 Dynamic Buffer ETF	Ultra XRP ETF
ProShare Advisors serves as the investment advisor to each Fund pursuant to an investment advisory and management agreement dated June 23, 2015 (the “Advisory and Management Agreement”). The principal offices of ProShare Advisors are located at 7272 Wisconsin Avenue 21st Floor, Bethesda, MD 20814. ProShare Advisors manages the investment and reinvestment of each Fund’s assets in accordance with its investment
98

objective(s), policies, and limitations, subject to the general supervision and control of the Board and the Trust’s Officers. ProShare Advisors bears all costs associated with providing these advisory services.
In addition, ProShare Advisors is responsible for substantially all expenses of each Fund except for: (i) brokerage and other transaction expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of the Independent Trustees; (iv) compensation and expenses of counsel to the Independent Trustees, (v) compensation and expenses of the Trust’s chief compliance officer and his or her staff; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expense related to the provision of securities lending services; and (x) the fee payable to ProShare Advisors. The internal expenses of pooled investment vehicles in which a Fund may invest (e.g., acquired fund fees and expenses) are not expenses of such Fund, and are not paid by ProShare Advisors, except that the Advisor assumes all management fees associated with a Fund’s investments in ProShares GENIUS Money Market ETF. The payment or assumption by ProShare Advisors of any expenses of a Fund that ProShare Advisors is not required by the investment advisory and management agreement to pay or assume shall not obligate ProShare Advisors to pay or assume the same or any similar expense of such Fund, on any subsequent occasion.
The Advisory and Management Agreement may be terminated with respect to a Fund at any time, by a vote of the Trustees, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Advisor, in each case upon sixty days’ prior written notice.
Each Fund pays ProShare Advisors a fee at an annualized rate based on its average daily net assets as set forth below for the investment advisory and management services ProShare Advisors provides that Fund.
Name of Fund	Investment Advisory and Management Fee
Big Data Refiners ETF	0.58%
Bitcoin ETF	0.95%
Bitcoin & Ether Market Cap Weight ETF	0.95%
Bitcoin & Ether Equal Weight ETF	0.95%
CoinDesk 20 Crypto ETF	0.58%
Decline of the Retail Store ETF	0.65%
DJ Brookfield Global Infrastructure ETF	0.45%
Ether ETF	0.95%
Equities for Rising Rates ETF	0.35%
High Yield—Interest Rate Hedged	0.50%
Investment Grade—Interest Rate Hedged	0.30%
K-1 Free Crude Oil ETF	0.65%
Large Cap Core Plus	0.45%
Long Online/Short Stores ETF	0.65%
Metaverse ETF	0.58%
MSCI EAFE Dividend Growers ETF	0.50%
MSCI Emerging Markets Dividend Growers ETF	0.60%
99

Name of Fund	Investment Advisory and Management Fee
MSCI Europe Dividend Growers ETF	0.55%
MSCI Transformational Changes ETF	0.45%
Nanotechnology ETF	0.58%
Nasdaq-100 Dorsey Wright Momentum ETF	0.58%
Nasdaq-100 Dynamic Buffer ETF	0.58%
Nasdaq-100 High Income ETF	0.55%
On-Demand ETF	0.58%
Online Retail ETF	0.58%
Pet Care ETF	0.50%
Russell 2000 Dynamic Buffer ETF	0.58%
Russell 2000 High Income ETF	0.55%
Russell U.S. Dividend Growers ETF	0.35%
S&P 500 Buyback Aristocrats ETF	0.39%
S&P 500® Dividend Aristocrats ETF	0.35%
S&P 500 Dynamic Buffer ETF	0.58%
S&P 500® Ex-Energy ETF	0.13%
S&P 500® Ex-Financials ETF	0.13%
S&P 500® Ex-Health Care ETF	0.13%
S&P 500® Ex-Technology ETF	0.13%
S&P 500® High Income ETF	0.55%
S&P Global Core Battery Metals ETF	0.58%
S&P Kensho Cleantech ETF	0.58%
S&P Kensho Smart Factories ETF	0.58%
S&P MidCap 400 Dividend Aristocrats ETF	0.40%
S&P SmallCap 600 Dividend Aristocrats ETF	0.40%
S&P Technology Dividend Aristocrats ETF	0.45%
Short Bitcoin ETF	0.95%
Short Ether ETF	0.95%
Smart Materials ETF	0.58%
Solana ETF	0.95%
Supply Chain Logistics ETF	0.58%
Ultra Bitcoin ETF	0.95%
Ultra Ether ETF	0.95%
UltraShort Bitcoin ETF	0.95%
UltraShort Ether ETF	0.95%
Ultra Solana ETF	0.95%
Ultra XRP ETF	0.95%
Fees Paid under the Advisory Agreement and the Advisory and Management Agreement
The investment advisory fees or investment advisory and management fees, as applicable, paid, as well as any amounts reimbursed pursuant to the Expense Limitation Agreement, for the fiscal years ended May 31, 2024, May 31, 2025, and May 31, 2026 for each Fund that was operational as of each date are set forth below.
100

	ADVISORY FEES
	2024		2025		2026
	Earned	Waived	Earned	Waived	Earned	Waived
Big Data Refiners ETF	$25,300	$(0)	$36,051	$(0)	[ ]	[ ]
Decline of the Retail Store ETF	53,000	(0)	25,187	(0)	[ ]	[ ]
DJ Brookfield Global Infrastructure ETF	629,519	(0)	614,079	(0)	[ ]	[ ]
Equities for Rising Rates ETF	94,312	(0)	46,464	(0)	[ ]	[ ]
Global Listed Private Equity ETF	44,114	(44,114)	60,823	(60,823)	[ ]	[ ]
Hedge Replication ETF	230,091	(230,091)	199,799	(199,799)	[ ]	[ ]
High Yield-Interest Rate Hedged	615,312	(0)	773,441	(0)	[ ]	[ ]
Inflation Expectations ETF	163,152	(163,152)	122,093	(122,093)	[ ]	[ ]
Investment Grade-Interest Rate Hedged	874,765	(0)	769,213	(0)	[ ]	[ ]
K-1 Free Crude Oil ETF	799,159	(0)	561,795	(0)	[ ]	[ ]
Large Cap Core Plus	1,822,947	(0)	2,056,235	(0)	[ ]	[ ]
Long Online/Short Stores ETF	122,508	(0)	59,188	(0)	[ ]	[ ]
Merger ETF	105,632	(105,632)	79,909	(79,909)	[ ]	[ ]
Metaverse ETF	35,325	(0)	32,036	(0)	[ ]	[ ]
MSCI EAFE Dividend Growers ETF	440,595	(0)	356,082	(0)	[ ]	[ ]
MSCI Emerging Markets Dividend Growers ETF	86,961	(0)	50,995	(0)	[ ]	[ ]
MSCI Europe Dividend Growers ETF	46,617	(0)	37,256	(0)	[ ]	[ ]
MSCI Transformational Changes ETF	37,773	(0)	37,546	(0)	[ ]	[ ]
Nanotechnology ETF	20,439	(0)	32,616	(0)	[ ]	[ ]
Nasdaq-100 Dorsey Wright Momentum ETF	65,099	(0)	67,732	(0)	[ ]	[ ]
Nasdaq-100 High Income ETF	18,171	(0)	422,813	(0)	[ ]	[ ]
On-Demand ETF	3,588	(0)	7,040	(0)	[ ]	[ ]
Online Retail ETF	570,841	(0)	486,584	(0)	[ ]	[ ]
Pet Care ETF	405,925	(0)	320,537	(0)	[ ]	[ ]
Russell 2000 High Income ETF	N/A	N/A	159,122	(0)	[ ]	[ ]
Russell U.S. Dividend Growers ETF	32,169	(0)	21,715	(0)	[ ]	[ ]
S&P 500 Dividend Aristocrats ETF	40,392,091	(0)	41,762,893	(0)	[ ]	[ ]
S&P 500 ex-Energy ETF	54,163	(17,764)	75,771	(24,787)	[ ]	[ ]
S&P 500 ex-Financials ETF	62,512	(20,473)	77,639	(25,430)	[ ]	[ ]
S&P 500 ex-Health Care ETF	23,894	(7,835)	31,825	(10,407)	[ ]	[ ]
S&P 500 ex-Technology ETF	54,809	(17,955)	167,456	(54,482)	[ ]	[ ]
S&P 500 High Income ETF	151,635	(0)	2,490,966	(0)	[ ]	[ ]
S&P Global Core Battery Metals ETF	13,976	(0)	15,067	(0)	[ ]	[ ]
S&P Kensho Cleantech ETF	28,838	(0)	17,110	(0)	[ ]	[ ]
S&P Kensho Smart Factories ETF	5,177	(0)	5,601	(0)	[ ]	[ ]
S&P Midcap 400 Dividend Aristocrats ETF	6,143,791	(0)	6,399,428	(0)	[ ]	[ ]
S&P SmallCap 600 Dividend Aristocrats ETF	3,149,369	(0)	2,792,304	(0)	[ ]	[ ]
101

	ADVISORY FEES
	2024		2025		2026
	Earned	Waived	Earned	Waived	Earned	Waived
S&P Technology Dividend Aristocrats ETF	1,072,222	(0)	1,156,740	(0)	[ ]	[ ]
Short 20+ Year Treasury	1,115,947	(0)	589,758	(42,050)	[ ]	[ ]
Short 7-10 Year Treasury	189,353	(58,234)	104,198	(70,805)	[ ]	[ ]
Short Dow30	1,436,014	(31,934)	1,100,355	(56,728)	[ ]	[ ]
Short Financials	171,555	(67,619)	87,336	(73,677)	[ ]	[ ]
Short FTSE China 50	55,104	(55,104)	38,164	(38,164)	[ ]	[ ]
Short High Yield	1,180,196	(78,316)	637,408	(94,222)	[ ]	[ ]
Short MidCap400	65,013	(65,013)	44,619	(44,619)	[ ]	[ ]
Short MSCI EAFE	301,315	(88,723)	133,882	(87,170)	[ ]	[ ]
Short MSCI Emerging Markets	191,104	(82,304)	96,205	(95,485)	[ ]	[ ]
Short QQQ	5,919,428	(352,161)	4,305,459	(283,594)	[ ]	[ ]
Short Real Estate	254,343	(66,604)	93,859	(71,706)	[ ]	[ ]
Short Russell2000	2,056,946	(188,354)	1,220,749	(140,897)	[ ]	[ ]
Short S&P500	11,221,414	(0)	7,836,897	(0)	[ ]	[ ]
Short SmallCap600	87,179	(64,732)	42,049	(42,049)	[ ]	[ ]
Smart Materials ETF	9,373	(0)	8,979	(0)	[ ]	[ ]
Supply Chain Logistics ETF	11,374	(0)	8,073	(0)	[ ]	[ ]
Ultra 20+ Year Treasury	543,441	(35,382)	922,695	(21,764)	[ ]	[ ]
Ultra 7-10 Year Treasury	103,054	(64,524)	202,834	(62,151)	[ ]	[ ]
Ultra Communication Services	16,792	(16,792)	52,454	(52,454)	[ ]	[ ]
Ultra Consumer Discretionary	118,997	(102,740)	120,554	(109,359)	[ ]	[ ]
Ultra Consumer Staples	49,347	(49,347)	68,940	(68,940)	[ ]	[ ]
Ultra Dow30	2,780,443	(29,131)	3,158,120	(32,023)	[ ]	[ ]
Ultra Energy	881,876	(102,755)	686,374	(114,308)	[ ]	[ ]
Ultra Financials	4,449,648	(0)	5,971,713	(0)	[ ]	[ ]
Ultra FTSE China 50	73,968	(73,968)	122,739	(94,476)	[ ]	[ ]
Ultra FTSE Europe	32,645	(32,645)	39,970	(39,970)	[ ]	[ ]
Ultra Health Care	634,774	(83,103)	627,567	(97,369)	[ ]	[ ]
Ultra High Yield	107,558	(90,563)	93,607	(88,518)	[ ]	[ ]
Ultra Industrials	151,856	(98,811)	171,080	(104,113)	[ ]	[ ]
Ultra Materials	315,227	(101,945)	293,280	(106,136)	[ ]	[ ]
Ultra MidCap400	997,801	(71,121)	1,045,218	(81,619)	[ ]	[ ]
Ultra MSCI Brazil Capped	34,701	(34,701)	17,577	(17,577)	[ ]	[ ]
Ultra MSCI EAFE	70,554	(70,554)	72,155	(72,155)	[ ]	[ ]
Ultra MSCI Emerging Markets	123,261	(87,792)	133,394	(90,047)	[ ]	[ ]
Ultra MSCI Japan	65,291	(65,291)	54,515	(54,515)	[ ]	[ ]
Ultra Nasdaq Biotechnology	662,955	(169,959)	548,368	(173,071)	[ ]	[ ]
Ultra Nasdaq Cloud Computing	21,859	(21,859)	20,505	(20,505)	[ ]	[ ]
Ultra Nasdaq Cybersecurity	20,671	(20,671)	30,847	(30,847)	[ ]	[ ]
Ultra QQQ	40,130,872	(1,207,586)	52,672,343	(2,451,002)	[ ]	[ ]
Ultra Real Estate	447,111	(87,995)	511,578	(100,394)	[ ]	[ ]
Ultra Russell2000	1,354,682	(258,395)	2,669,572	(444,352)	[ ]	[ ]
Ultra S&P500	31,166,348	(144,631)	39,488,865	(673,396)	[ ]	[ ]
Ultra Semiconductors	3,435,579	(0)	8,175,155	(0)	[ ]	[ ]
Ultra SmallCap600	224,556	(138,538)	256,954	(142,918)	[ ]	[ ]
Ultra Technology	4,559,526	(0)	5,116,818	(0)	[ ]	[ ]
Ultra Utilities	75,515	(75,515)	126,589	(107,419)	[ ]	[ ]
UltraPro Dow30	4,622,038	(0)	5,222,097	(0)	[ ]	[ ]
UltraPro MidCap400	217,831	(158,964)	251,013	(150,005)	[ ]	[ ]
UltraPro QQQ	144,830,434	(26,121,519)	175,484,529	(34,266,357)	[ ]	[ ]
UltraPro Russell2000	2,432,705	(566,237)	3,063,504	(511,625)	[ ]	[ ]
UltraPro S&P500	21,334,881	(0)	29,048,405	(73,359)	[ ]	[ ]
102

	ADVISORY FEES
	2024		2025		2026
	Earned	Waived	Earned	Waived	Earned	Waived
UltraPro Short 20+ Year Treasury	704,521	(24,499)	235,461	(57,145)	[ ]	[ ]
UltraPro Short Dow30	3,185,201	(0)	2,027,121	(43,488)	[ ]	[ ]
UltraPro Short MidCap400	34,465	(34,465)	25,204	(25,204)	[ ]	[ ]
UltraPro Short QQQ	28,278,977	(1,087,982)	18,581,005	(913,048)	[ ]	[ ]
UltraPro Short Russell2000	1,151,060	(135,861)	644,748	(118,785)	[ ]	[ ]
UltraPro Short S&P500	6,449,078	(0)	3,936,333	(0)	[ ]	[ ]
UltraShort 20+ Year Treasury	3,292,757	(0)	2,242,993	(0)	[ ]	[ ]
UltraShort 7-10 Year Treasury	183,577	(56,442)	114,060	(68,610)	[ ]	[ ]
UltraShort Consumer Discretionary	12,623	(12,623)	16,378	(16,378)	[ ]	[ ]
UltraShort Consumer Staples	9,308	(9,308)	5,083	(5,083)	[ ]	[ ]
UltraShort Dow30	628,152	(54,499)	487,386	(73,339)	[ ]	[ ]
UltraShort Energy	150,344	(61,692)	118,261	(73,241)	[ ]	[ ]
UltraShort Financials	143,388	(67,099)	90,261	(75,823)	[ ]	[ ]
UltraShort FTSE China 50	144,220	(93,412)	82,778	(82,778)	[ ]	[ ]
UltraShort FTSE Europe	339,377	(69,945)	152,770	(82,618)	[ ]	[ ]
UltraShort Health Care	10,243	(10,242)	9,890	(9,890)	[ ]	[ ]
UltraShort Industrials	18,118	(18,118)	9,480	(9,480)	[ ]	[ ]
UltraShort Materials	12,695	(12,695)	7,941	(7,941)	[ ]	[ ]
UltraShort MidCap400	15,814	(15,814)	9,946	(9,946)	[ ]	[ ]
UltraShort MSCI Brazil Capped	63,409	(63,409)	66,821	(66,821)	[ ]	[ ]
UltraShort MSCI EAFE	11,921	(11,921)	10,241	(10,241)	[ ]	[ ]
UltraShort MSCI Emerging Markets	50,715	(50,715)	36,966	(36,966)	[ ]	[ ]
UltraShort MSCI Japan	35,831	(35,831)	42,246	(42,246)	[ ]	[ ]
UltraShort Nasdaq Biotechnology	33,907	(33,907)	25,181	(25,181)	[ ]	[ ]
UltraShort QQQ	2,944,409	(238,247)	1,913,656	(191,188)	[ ]	[ ]
UltraShort Real Estate	379,430	(62,186)	205,729	(70,495)	[ ]	[ ]
UltraShort Russell2000	641,920	(111,408)	380,836	(101,617)	[ ]	[ ]
UltraShort S&P500	5,848,029	(0)	3,377,191	(0)	[ ]	[ ]
UltraShort Semiconductors	52,193	(52,193)	56,506	(56,506)	[ ]	[ ]
UltraShort SmallCap600	21,562	(21,562)	15,506	(15,506)	[ ]	[ ]
UltraShort Technology	31,635	(31,635)	32,479	(32,479)	[ ]	[ ]
UltraShort Utilities	11,277	(11,277)	13,200	(13,200)	[ ]	[ ]
For each Fund that commenced operations during a fiscal year, the table above reflects amounts from inception through the end of the fiscal year.
ProShare Advisors has contractually agreed to waive investment advisory and management services fees of each Fund through at least [September 30, 2027]. After such date, this agreement may be terminated or revised by ProShare Advisors.
Expense Limits
The annual operating expenses are limited as follows:
Name of Fund	Expense Limitation
S&P 500® Ex-Energy ETF	0.09%
S&P 500® Ex-Financials ETF	0.09%
S&P 500® Ex-Health Care ETF	0.09%
103

Name of Fund	Expense Limitation
S&P 500® Ex-Technology ETF	0.09%
104

OTHER SERVICE PROVIDERS
ADMINISTRATOR AND FUND ACCOUNTING AGENT
JPMorgan, One Beacon Street, 19th Floor, Boston, MA 02108, acts as Administrator to each Fund pursuant to an administration agreement dated June 16, 2006, as amended from time to time. The Administrator provides each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping and internal accounting; the determination of NAVs; and the preparation and filing of all financial reports, and all other materials, except registration statements and proxy statements, required to be filed or furnished by each Fund under federal and state securities laws.
The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to each Fund; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to each Fund under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.
Effective January 1, 2025, Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, began providing legal administration services to the Trust (altogether, the “Legal Administrative Services”). The Trust pays Ultimus a monthly fee for its services as Legal Administrator. Prior to January 1, 2025, Citi Fund Services Ohio, Inc. (“Citi”), located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, an indirect wholly-owned subsidiary of Citibank, N.A., provided regulatory administration services to the Trust.
Fees Paid under the Administration Agreement and Legal Administration Services Agreement
For the fiscal years ended May 31, 2024, May 31, 2025, and May 31, 2026, for each Fund that was operational for the period indicated, the Administrator, Ultimus and Citi were entitled to the amounts set forth below.
	Administrator
Fund	2024	2025	2026
Big Data Refiners ETF	$0	$0	[ ]
Decline of the Retail Store ETF	0	0	[ ]
DJ Brookfield Global Infrastructure ETF	0	0	[ ]
Equities for Rising Rates ETF	0	0	[ ]
Global Listed Private Equity ETF	77,485	80,181	[ ]
Hedge Replication ETF	79,385	82,081	[ ]
High Yield-Interest Rate Hedged	0	0	[ ]
Inflation Expectations ETF	43,260	45,668	[ ]
Investment Grade-Interest Rate Hedged	0	0	[ ]
K-1 Free Crude Oil ETF	0	0	[ ]
Large Cap Core Plus	0	0	[ ]
Long Online/Short Stores ETF	0	0	[ ]
Merger ETF	77,485	80,181	[ ]
Metaverse ETF	0	0	[ ]
MSCI EAFE Dividend Growers ETF	0	0	[ ]
MSCI Emerging Markets Dividend Growers ETF	0	0	[ ]
MSCI Europe Dividend Growers ETF	0	0	[ ]
MSCI Transformational Changes ETF	0	0	[ ]
Nanotechnology ETF	0	0	[ ]
105

	Administrator
Fund	2024	2025	2026
Nasdaq-100 Dorsey Wright Momentum ETF	0	0	[ ]
Nasdaq-100 High Income ETF	0	0	[ ]
On-Demand ETF	0	0	[ ]
Online Retail ETF	0	0	[ ]
Pet Care ETF	0	0	[ ]
Russell 2000 High Income ETF	N/A	0	[ ]
Russell U.S. Dividend Growers ETF	0	0	[ ]
S&P 500 Dividend Aristocrats ETF	0	0	[ ]
S&P 500 ex-Energy ETF	0	0	[ ]
S&P 500 ex-Financials ETF	0	0	[ ]
S&P 500 ex-Health Care ETF	0	0	[ ]
S&P 500 ex-Technology ETF	0	0	[ ]
S&P 500 High Income ETF	0	0	[ ]
S&P Global Core Battery Metals ETF	0	0	[ ]
S&P Kensho Cleantech ETF	0	0	[ ]
S&P Kensho Smart Factories ETF	0	0	[ ]
S&P Midcap 400 Dividend Aristocrats ETF	0	0	[ ]
S&P SmallCap 600 Dividend Aristocrats ETF	0	0	[ ]
S&P Technology Dividend Aristocrats ETF	0	0	[ ]
Short 20+ Year Treasury	78,558	64,439	[ ]
Short 7-10 Year Treasury	43,143	45,695	[ ]
Short Dow30	86,399	79,302	[ ]
Short Financials	41,619	43,735	[ ]
Short FTSE China 50	40,996	43,776	[ ]
Short High Yield	80,048	65,965	[ ]
Short MidCap400	40,996	43,776	[ ]
Short MSCI EAFE	45,658	43,910	[ ]
Short MSCI Emerging Markets	41,137	43,742	[ ]
Short QQQ	165,676	147,902	[ ]
Short Real Estate	43,621	43,906	[ ]
Short Russell2000	101,766	83,206	[ ]
Short S&P500	211,885	190,281	[ ]
Short SmallCap600	40,996	43,775	[ ]
Smart Materials ETF	0	0	[ ]
Supply Chain Logistics ETF	0	0	[ ]
Ultra 20+ Year Treasury	59,432	76,034	[ ]
Ultra 7-10 Year Treasury	42,893	47,000	[ ]
Ultra Communication Services	77,485	80,182	[ ]
Ultra Consumer Discretionary	77,485	80,184	[ ]
Ultra Consumer Staples	77,485	80,189	[ ]
Ultra Dow30	168,097	178,477	[ ]
Ultra Energy	116,867	110,444	[ ]
Ultra Financials	196,723	219,913	[ ]
Ultra FTSE China 50	40,996	43,779	[ ]
Ultra FTSE Europe	40,996	43,776	[ ]
Ultra Health Care	104,802	107,165	[ ]
106

	Administrator
Fund	2024	2025	2026
Ultra High Yield	42,365	45,677	[ ]
Ultra Industrials	77,485	80,182	[ ]
Ultra Materials	80,390	81,623	[ ]
Ultra MidCap400	120,746	125,034	[ ]
Ultra MSCI Brazil Capped	40,996	43,774	[ ]
Ultra MSCI EAFE	40,996	43,776	[ ]
Ultra MSCI Emerging Markets	40,996	43,775	[ ]
Ultra MSCI Japan	77,485	80,190	[ ]
Ultra Nasdaq Biotechnology	106,658	101,710	[ ]
Ultra Nasdaq Cloud Computing	77,485	80,188	[ ]
Ultra Nasdaq Cybersecurity	40,993	43,776	[ ]
Ultra QQQ	455,067	540,998	[ ]
Ultra Real Estate	92,205	99,385	[ ]
Ultra Russell2000	132,640	167,838	[ ]
Ultra S&P500	395,272	453,364	[ ]
Ultra Semiconductors	177,110	242,149	[ ]
Ultra SmallCap600	77,485	80,302	[ ]
Ultra Technology	198,225	208,295	[ ]
Ultra Utilities	77,485	80,185	[ ]
UltraPro Dow30	199,109	209,997	[ ]
UltraPro MidCap400	77,485	80,479	[ ]
UltraPro QQQ	1,153,178	1,361,023	[ ]
UltraPro Russell2000	160,400	176,853	[ ]
UltraPro S&P500	329,744	384,164	[ ]
UltraPro Short 20+ Year Treasury	63,081	46,453	[ ]
UltraPro Short Dow30	125,595	104,927	[ ]
UltraPro Short MidCap400	40,996	43,777	[ ]
UltraPro Short QQQ	326,116	264,421	[ ]
UltraPro Short Russell2000	77,849	64,601	[ ]
UltraPro Short S&P500	171,604	142,211	[ ]
UltraShort 20+ Year Treasury	129,096	112,043	[ ]
UltraShort 7-10 Year Treasury	42,902	45,688	[ ]
UltraShort Consumer Discretionary	40,996	43,776	[ ]
UltraShort Consumer Staples	40,996	43,774	[ ]
UltraShort Dow30	60,929	58,429	[ ]
UltraShort Energy	40,996	43,775	[ ]
UltraShort Financials	40,996	43,778	[ ]
UltraShort FTSE China 50	40,996	43,781	[ ]
UltraShort FTSE Europe	47,668	43,993	[ ]
UltraShort Health Care	40,996	43,774	[ ]
UltraShort Industrials	40,996	43,774	[ ]
UltraShort Materials	40,996	43,776	[ ]
UltraShort MidCap400	40,996	43,774	[ ]
UltraShort MSCI Brazil Capped	40,996	43,774	[ ]
UltraShort MSCI EAFE	40,996	43,775	[ ]
UltraShort MSCI Emerging Markets	40,996	43,777	[ ]
107

	Administrator
Fund	2024	2025	2026
UltraShort MSCI Japan	40,996	43,775	[ ]
UltraShort Nasdaq Biotechnology	40,996	43,775	[ ]
UltraShort QQQ	120,777	103,353	[ ]
UltraShort Real Estate	49,214	44,121	[ ]
UltraShort Russell2000	61,145	53,453	[ ]
UltraShort S&P500	165,031	132,539	[ ]
UltraShort Semiconductors	40,996	43,778	[ ]
UltraShort SmallCap600	40,996	43,774	[ ]
UltraShort Technology	40,996	43,775	[ ]
UltraShort Utilities	40,996	43,781	[ ]
For each Fund that commenced operations during a fiscal year, the table above reflects amounts from inception through the end of the fiscal year.
	Ultimus
Fund	2024	2025	2026
Big Data Refiners ETF	N/A	$0	[ ]
Decline of the Retail Store ETF	N/A	0	[ ]
DJ Brookfield Global Infrastructure ETF	N/A	0	[ ]
Equities for Rising Rates ETF	N/A	0	[ ]
Global Listed Private Equity ETF	N/A	66	[ ]
Hedge Replication ETF	N/A	122	[ ]
High Yield-Interest Rate Hedged	N/A	0	[ ]
Inflation Expectations ETF	N/A	111	[ ]
Investment Grade-Interest Rate Hedged	N/A	0	[ ]
K-1 Free Crude Oil ETF	N/A	0	[ ]
Large Cap Core Plus	N/A	0	[ ]
Long Online/Short Stores ETF	N/A	0	[ ]
Merger ETF	N/A	54	[ ]
Metaverse ETF	N/A	0	[ ]
MSCI EAFE Dividend Growers ETF	N/A	0	[ ]
MSCI Emerging Markets Dividend Growers ETF	N/A	0	[ ]
MSCI Europe Dividend Growers ETF	N/A	0	[ ]
MSCI Transformational Changes ETF	N/A	0	[ ]
Nanotechnology ETF	N/A	0	[ ]
Nasdaq-100 Dorsey Wright Momentum ETF	N/A	0	[ ]
Nasdaq-100 High Income ETF	N/A	0	[ ]
On-Demand ETF	N/A	0	[ ]
Online Retail ETF	N/A	0	[ ]
Pet Care ETF	N/A	0	[ ]
Russell 2000 High Income ETF	N/A	0	[ ]
Russell U.S. Dividend Growers ETF	N/A	0	[ ]
S&P 500 Dividend Aristocrats ETF	N/A	0	[ ]
S&P 500 Ex-Energy ETF	N/A	0	[ ]
S&P 500 Ex-Financials ETF	N/A	0	[ ]
S&P 500 Ex-Health Care ETF	N/A	0	[ ]
S&P 500 Ex-Technology ETF	N/A	0	[ ]
108

	Ultimus
Fund	2024	2025	2026
S&P 500 High Income ETF	N/A	0	[ ]
S&P Global Core Battery Metals ETF	N/A	0	[ ]
S&P Kensho Cleantech ETF	N/A	0	[ ]
S&P Kensho Smart Factories ETF	N/A	0	[ ]
S&P MidCap 400 Dividend Aristocrats ETF	N/A	0	[ ]
S&P SmallCap 600 Dividend Aristocrats ETF	N/A	0	[ ]
S&P Technology Dividend Aristocrats ETF	N/A	0	[ ]
Short 20+ Year Treasury	N/A	394	[ ]
Short 7-10 Year Treasury	N/A	67	[ ]
Short Dow30	N/A	655	[ ]
Short Financials	N/A	50	[ ]
Short FTSE China 50	N/A	19	[ ]
Short High Yield	N/A	424	[ ]
Short MidCap400	N/A	28	[ ]
Short MSCI EAFE	N/A	70	[ ]
Short MSCI Emerging Markets	N/A	61	[ ]
Short QQQ	N/A	2,851	[ ]
Short Real Estate	N/A	56	[ ]
Short Russell2000	N/A	842	[ ]
Short S&P500	N/A	5,881	[ ]
Short SmallCap600	N/A	24	[ ]
Smart Materials ETF	N/A	0	[ ]
Supply Chain Logistics ETF	N/A	0	[ ]
Ultra 20+ Year Treasury	N/A	610	[ ]
Ultra 7-10 Year Treasury	N/A	113	[ ]
Ultra Communication Services	N/A	49	[ ]
Ultra Consumer Discretionary	N/A	84	[ ]
Ultra Consumer Staples	N/A	40	[ ]
Ultra Dow30	N/A	2,076	[ ]
Ultra Energy	N/A	387	[ ]
Ultra Financials	N/A	4,133	[ ]
Ultra FTSE China 50	N/A	86	[ ]
Ultra FTSE Europe	N/A	32	[ ]
Ultra Health Care	N/A	376	[ ]
Ultra High Yield	N/A	63	[ ]
Ultra Industrials	N/A	109	[ ]
Ultra Materials	N/A	168	[ ]
Ultra MidCap400	N/A	658	[ ]
Ultra MSCI Brazil Capped	N/A	11	[ ]
Ultra MSCI EAFE	N/A	52	[ ]
Ultra MSCI Emerging Markets	N/A	88	[ ]
Ultra MSCI Japan	N/A	29	[ ]
Ultra Nasdaq Biotechnology	N/A	274	[ ]
Ultra Nasdaq Cloud Computing	N/A	14	[ ]
Ultra Nasdaq Cybersecurity	N/A	22	[ ]
Ultra QQQ	N/A	33,991	[ ]
109

	Ultimus
Fund	2024	2025	2026
Ultra Real Estate	N/A	312	[ ]
Ultra Russell2000	N/A	1,764	[ ]
Ultra S&P500	N/A	25,486	[ ]
Ultra Semiconductors	N/A	4,600	[ ]
Ultra SmallCap600	N/A	151	[ ]
Ultra Technology	N/A	3,054	[ ]
Ultra Utilities	N/A	79	[ ]
UltraPro Dow30	N/A	3,442	[ ]
UltraPro MidCap400	N/A	150	[ ]
UltraPro QQQ	N/A	111,456	[ ]
UltraPro Russell2000	N/A	1,697	[ ]
UltraPro S&P500	N/A	18,871	[ ]
UltraPro Short 20+ Year Treasury	N/A	139	[ ]
UltraPro Short Dow30	N/A	1,148	[ ]
UltraPro Short MidCap400	N/A	17	[ ]
UltraPro Short QQQ	N/A	12,208	[ ]
UltraPro Short Russell2000	N/A	404	[ ]
UltraPro Short S&P500	N/A	2,566	[ ]
UltraShort Materials	N/A	5	[ ]
UltraShort 20+ Year Treasury	N/A	1,520	[ ]
UltraShort 7-10 Year Treasury	N/A	74	[ ]
UltraShort Consumer Discretionary	N/A	16	[ ]
UltraShort Consumer Staples	N/A	3	[ ]
UltraShort Dow30	N/A	299	[ ]
UltraShort Energy	N/A	80	[ ]
UltraShort Financials	N/A	57	[ ]
UltraShort FTSE China 50	N/A	39	[ ]
UltraShort FTSE Europe	N/A	95	[ ]
UltraShort Health Care	N/A	8	[ ]
UltraShort Industrials	N/A	7	[ ]
UltraShort MidCap400	N/A	7	[ ]
UltraShort MSCI Brazil Capped	N/A	40	[ ]
UltraShort MSCI EAFE	N/A	9	[ ]
UltraShort MSCI Emerging Markets	N/A	24	[ ]
UltraShort MSCI Japan	N/A	25	[ ]
UltraShort Nasdaq Biotechnology	N/A	17	[ ]
UltraShort QQQ	N/A	1,298	[ ]
UltraShort Real Estate	N/A	119	[ ]
UltraShort Russell2000	N/A	242	[ ]
UltraShort S&P500	N/A	2,108	[ ]
UltraShort Semiconductors	N/A	39	[ ]
UltraShort SmallCap600	N/A	11	[ ]
UltraShort Technology	N/A	23	[ ]
UltraShort Utilities	N/A	9	[ ]

110

	Citi
Fund	2024	2025	2026
Big Data Refiners ETF	$0	$0	N/A
Decline of the Retail Store ETF	0	0	N/A
DJ Brookfield Global Infrastructure ETF	0	0	N/A
Equities for Rising Rates ETF	0	0	N/A
Global Listed Private Equity ETF	87	70	N/A
Hedge Replication ETF	305	173	N/A
High Yield-Interest Rate Hedged	0	0	N/A
Inflation Expectations ETF	296	136	N/A
Investment Grade-Interest Rate Hedged	0	0	N/A
K-1 Free Crude Oil ETF	0	0	N/A
Large Cap Core Plus	0.00	0.00	N/A
Long Online/Short Stores ETF	0	0	N/A
Merger ETF	141	64	N/A
Metaverse ETF	0	0	N/A
MSCI EAFE Dividend Growers ETF	0	0	N/A
MSCI Emerging Markets Dividend Growers ETF	0	0	N/A
MSCI Europe Dividend Growers ETF	0	0	N/A
MSCI Transformational Changes ETF	0	0	N/A
Nanotechnology ETF	0	0	N/A
Nasdaq-100 Dorsey Wright Momentum ETF	0	0	N/A
Nasdaq-100 High Income ETF	0	0	N/A
On-Demand ETF	0	0	N/A
Online Retail ETF	0	0	N/A
Pet Care ETF	0	0	N/A
Russell 2000 High Income ETF	N/A	0	N/A
Russell U.S. Dividend Growers ETF	0	0	N/A
S&P 500 Dividend Aristocrats ETF	0	0	N/A
S&P 500 Ex-Energy ETF	0	0	N/A
S&P 500 Ex-Financials ETF	0	0	N/A
S&P 500 Ex-Health Care ETF	0	0	N/A
S&P 500 Ex-Technology ETF	0	0	N/A
S&P 500 High Income ETF	0	0	N/A
S&P Global Core Battery Metals ETF	0	0	N/A
S&P Kensho Cleantech ETF	0	0	N/A
S&P Kensho Smart Factories ETF	0	0	N/A
S&P MidCap 400 Dividend Aristocrats ETF	0	0	N/A
S&P SmallCap 600 Dividend Aristocrats ETF	0	0	N/A
S&P Technology Dividend Aristocrats ETF	0	0	N/A
Short 20+ Year Treasury	1,486	479	N/A
Short 7-10 Year Treasury	252	88	N/A
Short Dow30	1,899	962	N/A
Short Financials	228	79	N/A
Short FTSE China 50	73	37	N/A
Short High Yield	1,566	523	N/A
Short MidCap400	86	38	N/A
Short MSCI EAFE	401	126	N/A
111

	Citi
Fund	2024	2025	2026
Short MSCI Emerging Markets	254	81	N/A
Short QQQ	7,845	3,527	N/A
Short Real Estate	338	82	N/A
Short Russell2000	2,729	970	N/A
Short S&P500	14,899	5,837	N/A
Short SmallCap600	115	38	N/A
Smart Materials ETF	0	0	N/A
Supply Chain Logistics ETF	0	0	N/A
Ultra 20+ Year Treasury	717	759	N/A
Ultra 7-10 Year Treasury	136	184	N/A
Ultra Communication Services	22	31	N/A
Ultra Consumer Discretionary	157	96	N/A
Ultra Consumer Staples	65	61	N/A
Ultra Dow30	3,673	2,605	N/A
Ultra Energy	1,168	619	N/A
Ultra Financials	5,880	4,756	N/A
Ultra FTSE China 50	98	97	N/A
Ultra FTSE Europe	43	28	N/A
Ultra Health Care	839	548	N/A
Ultra High Yield	142	76	N/A
Ultra Industrials	200	144	N/A
Ultra Materials	416	263	N/A
Ultra MidCap400	1,318	887	N/A
Ultra MSCI Brazil Capped	46	15	N/A
Ultra MSCI EAFE	93	55	N/A
Ultra MSCI Emerging Markets	163	109	N/A
Ultra MSCI Japan	86	51	N/A
Ultra Nasdaq Biotechnology	875	525	N/A
Ultra Nasdaq Cloud Computing	29	16	N/A
Ultra Nasdaq Cybersecurity	27	24	N/A
Ultra QQQ	52,998	43,900	N/A
Ultra Real Estate	590	443	N/A
Ultra Russell2000	1,784	2,223	N/A
Ultra S&P500	41,125	32,918	N/A
Ultra Semiconductors	4,523	7,369	N/A
Ultra SmallCap600	296	228	N/A
Ultra Technology	6,024	4,471	N/A
Ultra Utilities	100	109	N/A
UltraPro Dow30	6,109	4,296	N/A
UltraPro MidCap400	287	220	N/A
UltraPro QQQ	191,443	147,768	N/A
UltraPro Russell2000	3,204	2,800	N/A
UltraPro S&P500	28,191	24,109	N/A
UltraPro Short 20+ Year Treasury	929	208	N/A
UltraPro Short Dow30	4,214	1,827	N/A
UltraPro Short MidCap400	46	21	N/A
112

	Citi
Fund	2024	2025	2026
UltraPro Short QQQ	37,377	15,284	N/A
UltraPro Short Russell2000	1,527	547	N/A
UltraPro Short S&P500	8,536	3,259	N/A
UltraShort Materials	17	7	N/A
UltraShort 20+ Year Treasury	4,379	1,810	N/A
UltraShort 7-10 Year Treasury	244	95	N/A
UltraShort Consumer Discretionary	17	9	N/A
UltraShort Consumer Staples	12	4	N/A
UltraShort Dow30	830	420	N/A
UltraShort Energy	199	97	N/A
UltraShort Financials	190	76	N/A
UltraShort FTSE China 50	191	81	N/A
UltraShort FTSE Europe	451	131	N/A
UltraShort Health Care	14	7	N/A
UltraShort Industrials	24	8	N/A
UltraShort MidCap400	21	8	N/A
UltraShort MSCI Brazil Capped	84	58	N/A
UltraShort MSCI EAFE	16	7	N/A
UltraShort MSCI Emerging Markets	67	31	N/A
UltraShort MSCI Japan	47	38	N/A
UltraShort Nasdaq Biotechnology	45	21	N/A
UltraShort QQQ	3,901	1,539	N/A
UltraShort Real Estate	504	183	N/A
UltraShort Russell2000	852	322	N/A
UltraShort S&P500	7,744	2,872	N/A
UltraShort Semiconductors	69	45	N/A
UltraShort SmallCap600	29	12	N/A
UltraShort Technology	42	25	N/A
UltraShort Utilities	15	11	N/A
For each Fund that commenced operations during a fiscal year, the table above reflects amounts from inception through the end of the fiscal year.
CUSTODIAN, TRANSFER AGENT, AND INDEX RECEIPT AGENT
JPMorgan Chase Bank, N.A. (“JPMorgan”) also acts as Custodian, Transfer Agent, Index Receipt Agent to each Fund. JPMorgan is located at 4 MetroTech Center, Brooklyn, NY 11245.
The Custodian is responsible for safeguarding each Fund’s cash and securities, receiving and delivering securities, collecting each Fund’s interest and dividends, and performing certain administrative duties, all as directed by authorized persons. The Custodian is also responsible for the appointment and oversight of any sub-custodian banks and for providing reports regarding such sub-custodian banks and clearing agencies.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[ ] serves as independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. [ ]’s address is 41 South High Street, Suite 2500, Columbus, Ohio 43215.
113

LEGAL COUNSEL
Dechert LLP serves as counsel to each Fund. The firm’s address is 1095 Avenue of the Americas, New York, New York 10036.
PRINCIPAL FINANCIAL OFFICER/TREASURER SERVICES
The Trust has entered into an agreement with ACA Group (“ACA”), pursuant to which ACA provides the Trust with the services of an individual to serve as the Trust’s Principal Financial Officer and Treasurer. Neither ACA nor the Treasurer have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund. The Trust pays ACA an annual flat fee of $100,000 per year and an additional annual flat fee of $3,500 per Fund, and will reimburse ACA for certain out-of-pocket expenses incurred by ACA in providing services to the Trust. For the fiscal years ended May 31, 2024, May 31, 2025, and May 31, 2026, the Trust paid $371,192, $374,093 and $349,714 respectively, to ACA for services pursuant to its agreement. ACA is located at 190 Middle Street, Suite 301, Portland ME 04101.
SECURITIES LENDING AGENT
JPMorgan serves as the securities lending agent to the Trust. For the fiscal year ended May 31, 2026, the income, fees and compensation related to the securities lending activities of each Fund is set forth below.
Fund Name	Gross Income From Securities Lending Activities	Securities Lending Revenue Paid to Securities Lending Agent (“Revenue Split”)	Rebate (Paid to Borrower)	Aggregate Fees/ Compensation For Securities Lending Activities	Net Income From Securities Lending Activities
Big Data Refiners ETF	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
CoinDesk 20 Crypto ETF	[ ]	[ ]	[ ]	[ ]	[ ]
DJ Brookfield Global Infrastructure ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Equities for Rising Rates ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Global Listed Private Equity ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Hedge Replication ETF	[ ]	[ ]	[ ]	[ ]	[ ]
High Yield - Interest Rate Hedged	[ ]	[ ]	[ ]	[ ]	[ ]
Investment Grade - Interest Rate Hedged	[ ]	[ ]	[ ]	[ ]	[ ]
Large Cap Core Plus	[ ]	[ ]	[ ]	[ ]	[ ]
Long Online/Short Stores ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Merger ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Metaverse ETF	[ ]	[ ]	[ ]	[ ]	[ ]
MSCI EAFE Dividend Growers ETF	[ ]	[ ]	[ ]	[ ]	[ ]
MSCI Emerging Markets Dividend Growers ETF	[ ]	[ ]	[ ]	[ ]	[ ]
MSCI Europe Dividend Growers ETF	[ ]	[ ]	[ ]	[ ]	[ ]
MSCI Transformational Changes	[ ]	[ ]	[ ]	[ ]	[ ]
Nanotechnology ETF	[ ]	[ ]	[ ]	[ ]	[ ]
114

Fund Name	Gross Income From Securities Lending Activities	Securities Lending Revenue Paid to Securities Lending Agent (“Revenue Split”)	Rebate (Paid to Borrower)	Aggregate Fees/ Compensation For Securities Lending Activities	Net Income From Securities Lending Activities
Nasdaq-100 Dorsey Wright Momentum ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Nasdaq-100 Dynamic Buffer ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Nasdaq 100 High Income ETF	[ ]	[ ]	[ ]	[ ]	[ ]
On Demand ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Online Retail ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Pet Care ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Russell 2000 Dynamic Buffer ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Russell 2000 High Income ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Russell U.S. Dividend Growers ETF	[ ]	[ ]	[ ]	[ ]	[ ]
S&P 500 Buyback Aristocrats ETF	[ ]	[ ]	[ ]	[ ]	[ ]
S&P 500® Dividend Aristocrats ETF	[ ]	[ ]	[ ]	[ ]	[ ]
S&P 500 Dynamic Buffer ETF	[ ]	[ ]	[ ]	[ ]	[ ]
S&P 500® Ex-Energy ETF	[ ]	[ ]	[ ]	[ ]	[ ]
S&P 500® Ex-Financials ETF	[ ]	[ ]	[ ]	[ ]	[ ]
S&P 500® Ex-Health Care ETF	[ ]	[ ]	[ ]	[ ]	[ ]
S&P 500® Ex-Technology ETF	[ ]	[ ]	[ ]	[ ]	[ ]
S&P 500® High Income ETF	[ ]	[ ]	[ ]	[ ]	[ ]
S&P Global Core Battery Metals ETF	[ ]	[ ]	[ ]	[ ]	[ ]
S&P Kensho Cleantech ETF	[ ]	[ ]	[ ]	[ ]	[ ]
S&P Kensho Smart Factories ETF	[ ]	[ ]	[ ]	[ ]	[ ]
S&P MidCap 400® Dividend Aristocrats ETF	[ ]	[ ]	[ ]	[ ]	[ ]
S&P SmallCap 600 Dividend Aristocrats ETF	[ ]	[ ]	[ ]	[ ]	[ ]
S&P Technology Dividend Aristocrats ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Smart Materials ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Supply Chain Logistics ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra 20+ Year Treasury	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra COIN	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Consumer Discretionary	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Consumer Staples	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Copper K-1 Free ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra CRCL	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Dow30SM	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Energy	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Financials	[ ]	[ ]	[ ]	[ ]	[ ]
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Fund Name	Gross Income From Securities Lending Activities	Securities Lending Revenue Paid to Securities Lending Agent (“Revenue Split”)	Rebate (Paid to Borrower)	Aggregate Fees/ Compensation For Securities Lending Activities	Net Income From Securities Lending Activities
Ultra Gold K-1 Free ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Health Care	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra High Yield	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Industrials	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Materials	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra MidCap 400®	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra MSTR	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Nasdaq Biotechnology	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Nasdaq Cloud Computing	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Natural Gas K-1 Free ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra NVDA	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Oil K-1 Free ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Palladium K-1 Free ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Platinum K-1 Free ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra PLTR	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra QQQ®	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra QQQ Mega	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra QQQ Top 30	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Real Estate	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Russell2000	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra S&P500®	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra S&P 500 Equal Weight	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Semiconductors	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Silver K-1 Free ETF	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra SmallCap600	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Technology	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra TSLA	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Utilities	[ ]	[ ]	[ ]	[ ]	[ ]
UltraPro Dow30SM	[ ]	[ ]	[ ]	[ ]	[ ]
UltraPro MidCap400	[ ]	[ ]	[ ]	[ ]	[ ]
UltraPro QQQ®	[ ]	[ ]	[ ]	[ ]	[ ]
UltraPro Russell2000	[ ]	[ ]	[ ]	[ ]	[ ]
UltraPro S&P500®	[ ]	[ ]	[ ]	[ ]	[ ]
A Fund does not pay any separate cash collateral management services fees, administrative fees, fees for indemnification or other fees not reflected above for securities lending activities. Earnings from cash collateral investments received by the securities lending agent are included in the Revenue Split.
DISTRIBUTOR
SEI Investments Distribution Co. (“SEI”) serves as the distributor and principal underwriter in all fifty states and the District of Columbia. SEI is located at One Freedom Valley Drive, Oaks, PA 19456. The Distributor has no role in determining the investment policies of the Trust or a Fund, or which securities are to be purchased or sold by the Trust or a Fund. For the fiscal years ended May 31, 2024, May 31, 2025, and
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May 31, 2026, ProShare Advisors accrued $1,110,455, $1,167,627 and $1,373,435 respectively, to the Distributor as compensation for services.
DISTRIBUTION AND SERVICE PLAN
Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Purchase and Issuance of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. The Distributor has no role in determining the investment policies of each Fund or which securities are to be purchased or sold by each Fund.
The Board has approved a Distribution and Service Plan under which each Fund may pay financial intermediaries such as broker-dealers and investment advisers (“Authorized Firms”) up to 0.25%, on an annualized basis, of average daily net assets of the Fund as reimbursement or compensation for distribution-related activities with respect to the Shares of the Fund and shareholder services. Under the Distribution and Service Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Shares on behalf of their clients.
The Distribution and Service Plan and Distribution and Service Agreements will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees. All material amendments of the Distribution and Service Plan must also be approved by the Board. The Distribution and Service Plan may be terminated at any time by a majority of the Board or by a vote of a majority of the outstanding Shares, as defined under the 1940 Act, of the affected Fund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Shares, as defined under the 1940 Act, of the affected Fund on not less than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Board has determined that, in its judgment, there is a reasonable likelihood that the Distribution and Service Plan will benefit each Fund and holders of Shares of each Fund. In the Board’s quarterly review of the Distribution and Service Plan and Distribution and Service Agreements, the Trustees will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.
The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. There are currently no plans to impose distribution fees.
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OTHER MATTERS
COSTS AND EXPENSES
Each Fund bears all expenses of its operations other than those assumed by ProShare Advisors or the Administrator. Expenses may be incurred that relate to all series or a subset of series in the Fund Complex. The allocation of such expenses raises potential conflicts of interest. The Trust has established procedures designed to promote a fair, reasonable, and equitable allocation of expenses and to avoid cross-subsidization of one series by other series in the Fund Complex.
PAYMENTS TO THIRD PARTIES FROM THE ADVISOR
ProShare Advisors, from its own resources, including profits from advisory fees received from a Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their services and expenses incurred in connection with the distribution and promotion of each Fund’s Shares. In this regard, ProShare Advisors or an affiliate of ProShare Advisors, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including a Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.
ProShare Advisors has separate arrangements to make payments, other than for the educational programs and marketing activities described above, to Charles Schwab & Co., Inc. and Raymond James Financial Services, Inc. (the “Firms”). Pursuant to the arrangements with the Firms, the Firms agreed to promote certain ProShares ETFs to each Firm’s customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain ProShares ETFs. These payments, which may be significant, are paid by ProShare Advisors from its own resources and not from the assets of a Fund.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. The Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.
DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of
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some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. In addition, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.
CODE OF ETHICS
The Trust, ProShare Advisors and the Distributor each have adopted a consolidated code of ethics (the “COE”), under Rule 17j-1 of the 1940 Act, which is reasonably designed to ensure that all acts, practices and courses of business engaged in by personnel of the Trust, ProShare Advisors and the Distributor reflect high standards of conduct and comply with the requirements of the federal securities laws. There can be no
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assurance that the COE will be effective in preventing deceptive, manipulative or fraudulent activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a Fund; however, such transactions are reported on a regular basis by ProShare Advisors’ personnel that are Access Persons. Access Persons, as the term is defined in the COE, subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by ProShare Advisors. The COE is on file with the SEC and is available to the public.
PROXY VOTING POLICY AND PROCEDURES
Background
The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of each Fund, pursuant to which the Board of Trustees has delegated responsibility for voting such proxies to ProShare Advisors subject to the Board’s continuing oversight.
Policies and Procedures
The Advisor’s proxy voting policies and procedures (the “Guidelines”) are reasonably designed to maximize shareholder value and protect shareholder interests when voting proxies. The Advisor’s Brokerage Allocation and Proxy Voting Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibilities with regard to voting of client proxies. The Proxy Committee is composed of employees of the Advisor. The Proxy Committee reviews and monitors the effectiveness of the Guidelines. To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.
Information on how proxies were voted for portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Advisor at 888-776-3637 or on the Trust’s website at proshares.com, or on the SEC’s website at http://www.sec.gov. See Appendix C for a copy of the proxy voting policy and procedures.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. Disclosure of the complete holdings of each Fund is required to be made quarterly within 60 days of the end of the Fund’s second and fourth fiscal quarter in the reports filed on Form N-CSR and in the monthly holdings report on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of each Fund’s fiscal quarter. You can find SEC filings on the SEC’s website, www.sec.gov. In addition, each Fund’s portfolio holdings will be publicly disseminated each day the Fund is open for business via the Fund’s website at proshares.com.
The portfolio composition file (“PCF”) and the IOPV file, which contain equivalent portfolio holdings information, will be made available as frequently as daily to each Fund’s service providers to facilitate the provision of services to each Fund and to certain other entities (“Entities”) in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by exemptive orders issued by the SEC and other legal and business requirements pursuant to which each Fund creates and redeems Shares. Entities are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based services, including large institutional investors (“Authorized Participants”) that have been authorized by the Distributor to purchase and redeem Creation Units and other institutional market participants that provide information services. Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or through other fee-based services to NSCC members and/or subscribers to the fee-based services, including
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Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of Funds in the secondary market.
Daily access to the PCF and IOPV file is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management, including Authorized Participants, and (ii) to other personnel of ProShare Advisors and each Fund’s distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.
Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) in other circumstances except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the Trust’s CCO or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of ProShare Advisors or the Distributor and such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The lag time between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy.
OPERATIONAL INVESTMENTS
Operational investments in a Fund are sometimes made in order to ensure efficient trading of a Fund’s shares and market operations until a Fund reaches more operationally sustainable asset levels, at which time, such investments may gradually be reduced and eventually eliminated. In such instances, a single investor (“Operational Investor”) may hold a significant percentage, or a majority of the outstanding shares of a Fund. In an attempt to mitigate market risk of such investments, the Operational Investor may sell a Fund’s portfolio positions (or highly correlated assets) short, or enter into a swap transaction, in order to achieve a market neutral or hedged investment. In doing so, the objective of the Operational Investor’s activities is that any losses incurred by the Operational Investor by holding Fund shares will be offset by gains in the Operational Investor’s short positions or swap, and any gains incurred by the Operational Investor by holding Fund shares will be offset by losses in the Operational Investor’s short positions or swap.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Subject to the general supervision by the Board, ProShare Advisors is responsible for decisions to buy and sell securities and derivatives for each Fund and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed income securities transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, ProShare Advisors may find efficiencies and cost savings by purchasing futures or using other derivative instruments like total return swaps or forward contracts. ProShare Advisors may also choose to cross-trade securities between clients to save costs where allowed under applicable law.
The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. ProShare Advisors believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and ProShare
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Advisors from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, ProShare Advisors relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction ProShare Advisors considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity and responsiveness.
ProShare Advisors may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or ProShare Advisors. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.
For purchases and sales of derivatives (i.e., financial instruments whose value is derived from the value of an underlying asset, interest rate or index) ProShare Advisors evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.
Consistent with a Fund’s investment objective, ProShare Advisors may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. ProShare Advisors will generally distribute such benefits pro rata to applicable client trades. In addition, ProShare Advisors, any of its affiliates or employees and each Fund have a policy not to enter into any agreement or other understanding—whether written or oral—under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Fund’s shares.
BROKERAGE COMMISSIONS
A Fund may experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Fund’s investment objective and strategies.
The brokerage commissions paid for the fiscal years ended May 31, 2024, May 31, 2025, and May 31, 2026 for each Fund that was operational as of each date are set forth below.
Fund	Commissions Paid During Fiscal Year Ended May 31, 2024	Commissions Paid During Fiscal Year Ended May 31, 2025	Commissions Paid During Fiscal Year Ended May 31, 2026	Aggregate Total
Big Data Refiners ETF	$361.99	$561.18	$[ ]	$[ ]
Bitcoin ETF	$2,210,361.52	$2,529,880.32	$[ ]	$[ ]
Bitcoin & Ether Market Cap Weight ETF	$6,739.52	$13,944.13	$[ ]	$[ ]
Bitcoin & Ether Equal Weight ETF	$6,094.53	$13,483.20	$[ ]	$[ ]
Decline of the Retail Store ETF	$0.00	$0.00	$[ ]	$[ ]
DJ Brookfield Global Infrastructure ETF	$4,420.11	$3,989.82	$[ ]	$[ ]
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Fund	Commissions Paid During Fiscal Year Ended May 31, 2024	Commissions Paid During Fiscal Year Ended May 31, 2025	Commissions Paid During Fiscal Year Ended May 31, 2026	Aggregate Total
CoinDesk 20 Crypto ETF	N/A	N/A	$[ ]	$[ ]
Ether ETF	$65,089.72	$196,535.19	$[ ]	$[ ]
Equities for Rising Rates ETF	$10,563.82	$2,685.50	$[ ]	$[ ]
Global Listed Private Equity ETF	$611.95	$847.12	$[ ]	$[ ]
Hedge Replication ETF	$1,946.11	$1,881.33	$[ ]	$[ ]
High Yield—Interest Rate Hedged	$14,218.28	$18,153.37	$[ ]	$[ ]
Inflation Expectations ETF	$0.00	$0.00	$[ ]	$[ ]
Investment Grade—Interest Rate Hedged	$41,820.87	$38,758.95	$[ ]	$[ ]
K-1 Free Crude Oil ETF	$45,363.67	$36,316.76	$[ ]	$[ ]
Large Cap Core Plus	$54,924.34	$70,120.55	$[ ]	$[ ]
Long Online/Short Stores ETF	$3,897.69	$1,096.27	$[ ]	$[ ]
Merger ETF	$6,284.22	$4,849.75	$[ ]	$[ ]
Metaverse ETF	$793.81	$672.55	$[ ]	$[ ]
MSCI EAFE Dividend Growers ETF	$12,631.50	$11,538.87	$[ ]	$[ ]
MSCI Emerging Markets Dividend Growers ETF	$20,752.71	$10,708.38	$[ ]	$[ ]
MSCI Europe Dividend Growers ETF	$1,031.96	$860.84	$[ ]	$[ ]
MSCI Transformational Changes ETF	$1,760.76	$1,161.66	$[ ]	$[ ]
Nanotechnology ETF	$695.79	$1,236.02	$[ ]	$[ ]
Nasdaq-100 Dorsey Wright Momentum ETF	$3,458.50	$3,458.47	$[ ]	$[ ]
Nasdaq-100 Dynamic Buffer ETF	N/A	N/A	$[ ]	$[ ]
Nasdaq-100 High Income ETF	$2,248.06 [2]	$23,618.96	$[ ]	$[ ]
On-Demand ETF	$74.21	$397.31	$[ ]	$[ ]
Online Retail ETF	$19,066.41	$11,889.95	$[ ]	$[ ]
Pet Care ETF	$19,561.26	$16,486.10	$[ ]	$[ ]
Russell 2000 Dynamic Buffer ETF	N/A	N/A	$[ ]	$[ ]
Russell 2000 High Income ETF	N/A	$7,934.44 [3]	$[ ]	$[ ]
Russell U.S. Dividend Growers ETF	$499.87	$311.95	$[ ]	$[ ]
S&P 500 Buyback Aristocrats ETF	N/A	N/A	$[ ]	$[ ]
S&P 500® Dividend Aristocrats ETF	$572,082.13	$571,965.94	$[ ]	$[ ]
S&P 500 Dynamic Buffer ETF	N/A	N/A	$[ ]	$[ ]
S&P 500® Ex-Energy ETF	$379.82	$580.16	$[ ]	$[ ]
S&P 500® Ex-Financials ETF	$444.45	$1,226.71	$[ ]	$[ ]
S&P 500® Ex-Health Care ETF	$171.41	$264.92	$[ ]	$[ ]
S&P 500® Ex-Technology ETF	$834.08	$2,117.40	$[ ]	$[ ]
S&P 500® High Income ETF	$14,541.28 [1]	$62,696.67	$[ ]	$[ ]
S&P Global Core Battery Metals ETF	$1,539.85	$1,612.79	$[ ]	$[ ]
S&P Kensho Cleantech ETF	$443.69	$356.17	$[ ]	$[ ]
S&P Kensho Smart Factories ETF	$68.53	$93.75	$[ ]	$[ ]
S&P MidCap 400 Dividend Aristocrats ETF	$138,811.76	$139,620.25	$[ ]	$[ ]
S&P SmallCap 600 Dividend Aristocrats ETF	$83,485.27	$63,783.35	$[ ]	$[ ]
S&P Technology Dividend Aristocrats ETF	$12,990.61	$17,552.07	$[ ]	$[ ]
Short 20+ Year Treasury	$992.25	$391.23	$[ ]	$[ ]
Short 7-10 Year Treasury	$273.00	$47.32	$[ ]	$[ ]
Short Bitcoin ETF	$241,830.68	$117,330.35	$[ ]	$[ ]
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Fund	Commissions Paid During Fiscal Year Ended May 31, 2024	Commissions Paid During Fiscal Year Ended May 31, 2025	Commissions Paid During Fiscal Year Ended May 31, 2026	Aggregate Total
Short Dow30SM	$2,693.60	$1,492.80	$[ ]	$[ ]
Short Ether ETF	$9,466.08	$22,108.64	$[ ]	$[ ]
Short Financials	$0.00	$0.00	$[ ]	$[ ]
Short FTSE China 50	$0.00	$0.00	$[ ]	$[ ]
Short High Yield	$0.00	$0.00	$[ ]	$[ ]
Short MidCap400	$40.74	$30.72	$[ ]	$[ ]
Short MSCI EAFE	$0.00	$0.00	$[ ]	$[ ]
Short MSCI Emerging Markets	$0.00	$0.00	$[ ]	$[ ]
Short QQQ®	$6,749.16	$3,174.76	$[ ]	$[ ]
Short QQQ Top 30	N/A	N/A	$[ ]	$[ ]
Short Real Estate	$0.00	$0.00	$[ ]	$[ ]
Short Russell2000	$6,846.43	$3,770.12	$[ ]	$[ ]
Short S&P500®	$11,938.72	$7,741.89	$[ ]	$[ ]
Short SmallCap600	$0.00	$0.00	$[ ]	$[ ]
Smart Materials ETF	$263.83	$355.14	$[ ]	$[ ]
Solana ETF	N/A	N/A	$[ ]	$[ ]
Supply Chain Logistics ETF	$194.95	$267.73	$[ ]	$[ ]
Ultra 20+ Year Treasury	$291.06	$395.01	$[ ]	$[ ]
Ultra 7-10 Year Treasury	$103.74	$72.80	$[ ]	$[ ]
Ultra Bitcoin ETF	$20,849.50	$899,611.46	$[ ]	$[ ]
Ultra COIN	N/A	N/A	$[ ]	$[ ]
Ultra Communication Services	$1,446.13	$1,782.04	$[ ]	$[ ]
Ultra Consumer Discretionary	$1,715.35	$1,513.53	$[ ]	$[ ]
Ultra Consumer Staples	$509.56	$1,363.52	$[ ]	$[ ]
Ultra Copper K-1 Free ETF	N/A	N/A	$[ ]	$[ ]
Ultra CRCL	N/A	N/A	$[ ]	$[ ]
Ultra Dow30SM	$28,677.73	$37,731.32	$[ ]	$[ ]
Ultra Energy	$5,295.02	$4,878.98	$[ ]	$[ ]
Ultra Ether ETF	N/A	$616,978.81	$[ ]	$[ ]
Ultra Financials	$215,907.45	$36,897.80	$[ ]	$[ ]
Ultra FTSE China 50	$0.00	$0.00	$[ ]	$[ ]
Ultra FTSE Europe	$0.00	$0.00	$[ ]	$[ ]
Ultra Gold K-1 Free ETF	N/A	N/A	$[ ]	$[ ]
Ultra Health Care	$1,130.71	$818.72	$[ ]	$[ ]
Ultra High Yield	$0.00	$0.00	$[ ]	$[ ]
Ultra Industrials	$1,458.76	$637.71	$[ ]	$[ ]
Ultra Materials	$1,002.63	$2,839.74	$[ ]	$[ ]
Ultra MidCap400	$8,962.28	$8,013.56	$[ ]	$[ ]
Ultra MSCI Brazil Capped	$0.00	$0.00	$[ ]	$[ ]
Ultra MSCI EAFE	$0.00	$0.00	$[ ]	$[ ]
Ultra MSCI Emerging Markets	$0.00	$0.00	$[ ]	$[ ]
Ultra MSCI Japan	$0.00	$0.00	$[ ]	$[ ]
Ultra MSTR	N/A	N/A	$[ ]	$[ ]
Ultra Nasdaq Biotechnology	$5,337.84	$3,716.37	$[ ]	$[ ]
124

Fund	Commissions Paid During Fiscal Year Ended May 31, 2024	Commissions Paid During Fiscal Year Ended May 31, 2025	Commissions Paid During Fiscal Year Ended May 31, 2026	Aggregate Total
Ultra Nasdaq Cloud Computing	$396.85	$295.21	$[ ]	$[ ]
Ultra Nasdaq Cybersecurity	$0.00	$0.00	$[ ]	$[ ]
Ultra Natural Gas K-1 Free ETF	N/A	N/A	$[ ]	$[ ]
Ultra NVDA	N/A	N/A	$[ ]	$[ ]
Ultra Oil K-1 Free ETF	N/A	N/A	$[ ]	$[ ]
Ultra Palladium K-1 Free ETF	N/A	N/A	$[ ]	$[ ]
Ultra Platinum K-1 Free ETF	N/A	N/A	$[ ]	$[ ]
Ultra PLTR	N/A	N/A	$[ ]	$[ ]
Ultra QQQ®	$531,320.03	$483,202.86	$[ ]	$[ ]
Ultra QQQ Mega	N/A	N/A	$[ ]	$[ ]
Ultra QQQ Top 30	N/A	N/A	$[ ]	$[ ]
Ultra Real Estate	$3,000.70	$1,812.69	$[ ]	$[ ]
Ultra Russell2000	$22,170.52	$68,539.03	$[ ]	$[ ]
Ultra S&P500®	$351,892.28	$354,280.98	$[ ]	$[ ]
Ultra S&P 500 Equal Weight	N/A	N/A	$[ ]	$[ ]
Ultra Semiconductors	$96,927.53	$303,352.69	$[ ]	$[ ]
Ultra Silver K-1 Free ETF	N/A	N/A	$[ ]	$[ ]
Ultra SmallCap600	$2,120.97	$2,416.39	$[ ]	$[ ]
Ultra Solana ETF	N/A	N/A	$[ ]	$[ ]
Ultra Technology	$33,018.41	$88,727.40	$[ ]	$[ ]
Ultra TSLA	N/A	N/A	$[ ]	$[ ]
Ultra Utilities	$950.21	$851.11	$[ ]	$[ ]
Ultra XRP ETF	N/A	N/A	$[ ]	$[ ]
UltraPro Dow30SM	$105,829.49	$77,031.53	$[ ]	$[ ]
UltraPro MidCap400	$2,877.49	$4,486.43	$[ ]	$[ ]
UltraPro QQQ®	$2,371,583.42	$2,584,883.47	$[ ]	$[ ]
UltraPro Russell2000	$284,352.34	$74,113.15	$[ ]	$[ ]
UltraPro S&P500®	$265,859.68	$330,282.84	$[ ]	$[ ]
UltraPro Short 20+ Year Treasury	$604.80	$192.78	$[ ]	$[ ]
UltraPro Short Dow30SM	$8,886.35	$5,116.80	$[ ]	$[ ]
UltraPro Short MidCap400	$17.22	$17.51	$[ ]	$[ ]
UltraPro Short QQQ®	$46,899.09	$30,100.02	$[ ]	$[ ]
UltraPro Short Russell2000	$7,274.81	$3,429.86	$[ ]	$[ ]
UltraPro Short S&P500®	$9,249.76	$7,650.43	$[ ]	$[ ]
UltraShort 20+ Year Treasury	$2,984.31	$2,050.65	$[ ]	$[ ]
UltraShort 7-10 Year Treasury	$232.96	$60.06	$[ ]	$[ ]
UltraShort Bitcoin ETF	$0.00	$48,874.28	$[ ]	$[ ]
UltraShort Consumer Discretionary	$0.00	$0.00	$[ ]	$[ ]
UltraShort Consumer Staples	$0.00	$0.00	$[ ]	$[ ]
UltraShort Dow30SM	$1,344.40	$1,032.00	$[ ]	$[ ]
UltraShort Energy	$0.00	$0.00	$[ ]	$[ ]
UltraShort Ether ETF	N/A	$80,126.66	$[ ]	$[ ]
UltraShort Financials	$0.00	$0.00	$[ ]	$[ ]
UltraShort FTSE China 50	$0.00	$0.00	$[ ]	$[ ]
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Fund	Commissions Paid During Fiscal Year Ended May 31, 2024	Commissions Paid During Fiscal Year Ended May 31, 2025	Commissions Paid During Fiscal Year Ended May 31, 2026	Aggregate Total
UltraShort FTSE Europe	$0.00	$0.00	$[ ]	$[ ]
UltraShort Health Care	$0.00	$0.00	$[ ]	$[ ]
UltraShort Industrials	$0.00	$0.00	$[ ]	$[ ]
UltraShort Materials	$0.00	$0.00	$[ ]	$[ ]
UltraShort MidCap400	$15.12	$5.99	$[ ]	$[ ]
UltraShort MSCI Brazil Capped	$0.00	$0.00	$[ ]	$[ ]
UltraShort MSCI EAFE	$0.00	$0.00	$[ ]	$[ ]
UltraShort MSCI Emerging Markets	$0.00	$0.00	$[ ]	$[ ]
UltraShort MSCI Japan	$0.00	$0.00	$[ ]	$[ ]
UltraShort Nasdaq Biotechnology	$0.00	$0.00	$[ ]	$[ ]
UltraShort QQQ	$4,789.43	$2,236.32	$[ ]	$[ ]
UltraShort QQQ Mega	N/A	N/A	$[ ]	$[ ]
UltraShort QQQ Top 30	N/A	N/A	$[ ]	$[ ]
UltraShort Real Estate	$0.00	$0.00	$[ ]	$[ ]
UltraShort Russell2000	$3,009.64	$1,618.00	$[ ]	$[ ]
UltraShort S&P500®	$6,487.42	$5,043.14	$[ ]	$[ ]
UltraShort Semiconductors	$0.00	$0.00	$[ ]	$[ ]
UltraShort SmallCap600	$0.00	$0.00	$[ ]	$[ ]
UltraShort Technology	$0.00	$0.00	$[ ]	$[ ]
UltraShort Utilities	$0.00	$0.00	$[ ]	$[ ]
XRP ETF	N/A	N/A	$[ ]	$[ ]
1
Period from December 18, 2023 commencement of operations through May 31, 2024
2
Period from March 18, 2024 commencement of operations through May 31, 2024.
3
Period from September 4, 2024 commencement of operations through May 31, 2025.
SECURITIES OF REGULAR BROKER-DEALERS
Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which they may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s Shares.
During the fiscal year ended May 31, 2026, each of the following Funds were operational during that period and held securities of regular brokers or dealers to the Trust:
[TO BE UPDATED]
ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on May 29, 2002, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board of Trustees may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.
All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends,
126

retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series or class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Declaration of Trust confers upon the Board of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of a Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.
The Declaration of Trust of the Trust disclaims liability of the shareholders or the Officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of a Fund’s shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances where a Fund would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
PURCHASE AND REDEMPTION OF SHARES
The Trust issues and sells Shares only in aggregations of Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an irrevocable order in proper form. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units.
A “Business Day” with respect to each Fund is any day on which the Exchange upon which it is listed is open for business.
The Creation Unit size for each Fund is set forth below. The Board reserves the right to make a change in the number of Shares constituting a Creation Unit.
The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of a Fund in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
Fund Name	Creation Unit Size
Big Data Refiners ETF	25,000
Bitcoin ETF	10,000
Bitcoin & Ether Market Cap Weight ETF	10,000
Bitcoin & Ether Equal Weight ETF	10,000
CoinDesk 20 Crypto ETF	5,000
Decline of the Retail Store ETF	10,000
DJ Brookfield Global Infrastructure ETF	10,000
Equities for Rising Rates ETF	10,000
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Fund Name	Creation Unit Size
Ether ETF	10,000
Global Listed Private Equity ETF	10,000
Hedge Replication ETF	10,000
High Yield—Interest Rate Hedged	25,000
Inflation Expectations ETF	10,000
Investment Grade—Interest Rate Hedged	25,000
K-1 Free Crude Oil ETF	25,000
Large Cap Core Plus	10,000
Long Online/Short Stores ETF	10,000
Merger ETF	25,000
Metaverse ETF	10,000
MSCI EAFE Dividend Growers ETF	10,000
MSCI Emerging Markets Dividend Growers ETF	10,000
MSCI Europe Dividend Growers ETF	10,000
MSCI Transformational Changes ETF	25,000
Nanotechnology ETF	25,000
Nasdaq-100 Dorsey Wright Momentum ETF	10,000
Nasdaq-100 Dynamic Buffer ETF	10,000
Nasdaq-100 High Income ETF	10,000
On-Demand ETF	25,000
Online Retail ETF	10,000
Pet Care ETF	25,000
Russell 2000 Dynamic Buffer ETF	25,000
Russell 2000 High Income ETF	25,000
Russell U.S. Dividend Growers ETF	10,000
S&P 500 Buyback Aristocrats ETF	10,000
S&P 500® Dividend Aristocrats ETF	50,000
S&P 500 Dynamic Buffer ETF	10,000
S&P Global Core Battery Metals ETF	25,000
S&P 500® Ex-Energy ETF	10,000
S&P 500® Ex-Financials ETF	10,000
S&P 500® Ex-Health Care ETF	10,000
S&P 500® Ex-Technology ETF	10,000
S&P 500® High Income ETF	10,000
S&P Kensho Cleantech ETF	25,000
S&P Kensho Smart Factories ETF	25,000
S&P MidCap 400 Dividend Aristocrats ETF	10,000
S&P SmallCap 600 Dividend Aristocrats ETF	10,000
S&P Technology Dividend Aristocrats ETF	10,000
Short 7-10 Year Treasury	25,000
Short 20+ Year Treasury	10,000
Short Bitcoin ETF	10,000
Short Dow30SM	50,000
Short Ether ETF	10,000
Short Financials	25,000
Short FTSE China 50	10,000
128

Fund Name	Creation Unit Size
Short High Yield	50,000
Short MidCap400	25,000
Short MSCI EAFE	10,000
Short MSCI Emerging Markets	10,000
Short QQQ®	50,000
Short QQQ Top 30	10,000
Short Real Estate	10,000
Short Russell2000	50,000
Short S&P500®	25,000
Short SmallCap600	10,000
Smart Materials ETF	25,000
Solana ETF	10,000
Supply Chain Logistics ETF	25,000
Ultra 7-10 Year Treasury	10,000
Ultra 20+ Year Treasury	25,000
Ultra Bitcoin ETF	10,000
Ultra COIN	10,000
Ultra Communication Services	10,000
Ultra Consumer Discretionary	10,000
Ultra Consumer Staples	10,000
Ultra Copper K-1 Free ETF	10,000
Ultra CRCL	10,000
Ultra Dow30SM	50,000
Ultra Energy	50,000
Ultra Ether ETF	10,000
Ultra Financials	25,000
Ultra FTSE China 50	10,000
Ultra FTSE Europe	10,000
Ultra Gold K-1 Free ETF	10,000
Ultra Health Care	10,000
Ultra High Yield	10,000
Ultra Industrials	10,000
Ultra Materials	10,000
Ultra MidCap400	25,000
Ultra MSCI Brazil Capped	10,000
Ultra MSCI EAFE	10,000
Ultra MSCI Emerging Markets	10,000
Ultra MSCI Japan	10,000
Ultra MSTR	10,000
Ultra Nasdaq Biotechnology	10,000
Ultra Nasdaq Cloud Computing	10,000
Ultra Nasdaq Cybersecurity	10,000
Ultra Natural Gas K-1 Free ETF	10,000
Ultra NVDA	10,000
Ultra Oil K-1 Free ETF	10,000
Ultra Palladium K-1 Free ETF	10,000
129

Fund Name	Creation Unit Size
Ultra Platinum K-1 Free ETF	10,000
Ultra PLTR	10,000
Ultra QQQ®	50,000
Ultra QQQ Mega	10,000
Ultra QQQ Top 30	10,000
Ultra Real Estate	10,000
Ultra Russell2000	50,000
Ultra S&P500®	50,000
Ultra S&P 500 Equal Weight	10,000
Ultra Semiconductors	10,000
Ultra Silver K-1 Free ETF	10,000
Ultra SmallCap600	10,000
Ultra Solana ETF	10,000
Ultra Technology	10,000
Ultra TSLA	10,000
Ultra Utilities	10,000
Ultra XRP ETF	10,000
UltraPro Dow30SM	50,000
UltraPro MidCap400	10,000
UltraPro QQQ®	50,000
UltraPro Russell2000	50,000
UltraPro S&P500®	50,000
UltraPro Short 20+ Year Treasury	10,000
UltraPro Short Dow30SM	50,000
UltraPro Short MidCap400	10,000
UltraPro Short QQQ®	50,000
UltraPro Short Russell2000	50,000
UltraPro Short S&P500®	50,000
UltraShort 7-10 Year Treasury	50,000
UltraShort 20+ Year Treasury	10,000
UltraShort Bitcoin ETF	10,000
UltraShort Consumer Discretionary	10,000
UltraShort Consumer Staples	10,000
UltraShort Dow30SM	50,000
UltraShort Energy	50,000
UltraShort Ether ETF	10,000
UltraShort Financials	25,000
UltraShort FTSE China 50	10,000
UltraShort FTSE Europe	25,000
UltraShort Health Care	10,000
UltraShort Industrials	10,000
UltraShort Materials	25,000
UltraShort MidCap400	25,000
UltraShort MSCI Brazil Capped	25,000
UltraShort MSCI EAFE	25,000
UltraShort MSCI Emerging Markets	10,000
130

Fund Name	Creation Unit Size
UltraShort MSCI Japan	10,000
UltraShort Nasdaq Biotechnology	10,000
UltraShort QQQ®	50,000
UltraShort QQQ Mega	10,000
UltraShort QQQ Top 30	10,000
UltraShort Real Estate	10,000
UltraShort Russell2000	50,000
UltraShort S&P500®	50,000
UltraShort Semiconductors	10,000
UltraShort SmallCap600	10,000
UltraShort Technology	10,000
UltraShort Utilities	10,000
XRP ETF	10,000
Purchases and Issuance of Creation Units
Creation Units of Shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount, defined below, and the Transaction Fee, described below in “Transaction Fees”. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants.
As described below, at the discretion of ProShare Advisors, each Fund may, at times, only accept in-kind purchase orders from Authorized Participants.
Portfolio Deposit
The consideration for purchase of a Creation Unit of a Fund may, at the discretion of ProShare Advisors, consist of the in-kind deposit of a designated portfolio of one or more securities (“Deposit Securities”) constituting a representation of the index for the Fund, the Balancing Amount, and the appropriate Transaction Fee (collectively, the “Portfolio Deposit”). The “Balancing Amount” will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities (or in the case of redemptions, the total aggregate market value of the Fund Securities as defined below) and the NAV of the Creation Units being purchased and will be paid to, or received from, the Trust after the NAV has been calculated. ProShare Advisors may restrict purchases of Creation Units to be on an in-kind basis at any time and without prior notice, in all cases at ProShare Advisors’ discretion.
The Index Receipt Agent makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable,
131

subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of the Fund until the next-announced Portfolio Deposit composition is made available.
The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by ProShare Advisors with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index, if applicable. The adjustments described above will reflect changes, known to ProShare Advisors on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the Fund, if applicable, or resulting from stock splits and other corporate actions. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. A Transaction Fee may be assessed on any “cash in lieu” amounts, as further described below under “Transaction Fees.” For the High Yield—Interest Rate Hedged and the Investment Grade—Interest Rate Hedged, a minimum of 70% of the Deposit Securities must be delivered, unless such purchase is made on a cash-only basis.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding Share of each Fund, will be made available.
Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below, in the sole discretion of the Trust or ProShare Advisors. In these circumstances, the initial deposit may have a greater value than the NAV of the Shares on the date the order is placed in proper form because, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) up to 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). Additional amounts of cash may be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount up to 115% of the daily mark-to-market value of the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or any sub-custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as described below, will be charged in all cases. The delivery of Shares so purchased will occur no later than the Settlement Date, which is typically the second Business Day following the day on which the purchase order is deemed received by the Distributor.
Orders must be transmitted by an Authorized Participant by telephone, online portal or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Authorized Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust or ProShare Advisors. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
132

Cash Purchase Amount
Creation Units of each Fund may, at the discretion of ProShare Advisors, be sold for cash (the “Cash Purchase Amount”) when cash purchases of Creation Units are available or specified for a Fund, they will be effective in essentially the same manner as in kind purchases. Creation Units are sold at their NAV plus a Transaction Fee, as described below. ProShare Advisors may also restrict purchases of Creation Units to be on a cash-only basis at any time and without prior notice, in all cases at ProShare Advisors’ discretion.
Purchase and Redemption Cut-Off Times
An Authorized Participant may place an order to purchase or redeem Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases and redemptions of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process. In either case, for a purchase or redemption order involving a Creation Unit to be effectuated at a Fund’s NAV on a particular day, it must be received in proper form by the following cut-off times (which may be earlier if the relevant Exchange or any relevant bond market closes earlier than normal, such as the day before a holiday). In all cases purchase/redeem procedures are at the discretion of ProShare Advisors and may be changed without notice.
Fund Name	Typical Creation Cut-Off Time (Eastern Time)
Big Data Refiners ETF	4:15 p.m.
Bitcoin ETF	2:00 p.m.
Bitcoin & Ether Market Cap Weight ETF	2:00 p.m.
Bitcoin & Ether Equal Weight ETF	2:00 p.m.
CoinDesk 20 Crypto ETF	2:00 p.m.
Decline of the Retail Store ETF	3:30 p.m.
DJ Brookfield Global Infrastructure ETF	4:15 p.m.
Equities for Rising Rates ETF	4:00 p.m.
Ether ETF	2:00 p.m.
Global Listed Private Equity ETF	4:15 p.m.
Hedge Replication ETF	3:30 p.m.
High Yield—Interest Rate Hedged	3:00 p.m.
Inflation Expectations ETF	2:30 p.m.
Investment Grade—Interest Rate Hedged	3:00 p.m.
K-1 Free Crude Oil ETF	2:00 p.m.
Large Cap Core Plus	3:30 p.m.
Long Online/Short Stores ETF	3:30 p.m.
Merger ETF	4:15 p.m.
Metaverse ETF	3:30 p.m.
MSCI EAFE Dividend Growers ETF	11:30 p.m.
MSCI Emerging Markets Dividend Growers ETF	4:15 p.m.
MSCI Europe Dividend Growers ETF	10:30 a.m.
MSCI Transformational Changes ETF	4:15 p.m.
Nanotechnology ETF	4:15 p.m.
Nasdaq-100 Dorsey Wright Momentum ETF	4:00 p.m.
Nasdaq-100 Dynamic Buffer ETF	2:00 p.m.
Nasdaq-100 High Income ETF	2:00 p.m.
On-Demand ETF	4:15 p.m.
Online Retail ETF	4:00 p.m.
133

Fund Name	Typical Creation Cut-Off Time (Eastern Time)
Pet Care ETF	4:15 p.m.
Russell 2000 Dynamic Buffer ETF	2:00 p.m.
Russell 2000 High Income ETF	2:00 p.m.
Russell U.S. Dividend Growers ETF	3:30 p.m.
S&P 500 Buyback Aristocrats ETF	4:00 p.m.
S&P 500® Dividend Aristocrats ETF	4:00 p.m.
S&P 500 Dynamic Buffer ETF	2:00 p.m.
S&P Global Core Battery Metals ETF	4:15 p.m.
S&P 500® Ex-Energy ETF	4:00 p.m.
S&P 500® Ex-Financials ETF	4:00 p.m.
S&P 500® Ex-Health Care ETF	4:00 p.m.
S&P 500® Ex-Technology ETF	4:00 p.m.
S&P 500® High Income ETF	2:00 p.m.
S&P Kensho Cleantech ETF	4:00 p.m.
S&P Kensho Smart Factories ETF	4:15 p.m.
S&P MidCap 400 Dividend Aristocrats ETF	4:00 p.m.
S&P SmallCap 600 Dividend Aristocrats ETF	4:00 p.m.
S&P Technology Dividend Aristocrats ETF	3:30 p.m.
Short 7-10 Year Treasury	2:30 p.m.
Short 20+ Year Treasury	2:30 p.m.
Short Bitcoin ETF	2:00 p.m.
Short Dow30SM	3:30 p.m.
Short Ether ETF	2:00 p.m.
Short Financials	3:30 p.m.
Short FTSE China 50	3:30 p.m.
Short High Yield	2:30 p.m.
Short MidCap400	3:30 p.m.
Short MSCI EAFE	3:30 p.m.
Short MSCI Emerging Markets	3:30 p.m.
Short QQQ®	3:30 p.m.
Short QQQ Top 30	3:30 p.m.
Short Real Estate	3:30 p.m.
Short Russell2000	3:30 p.m.
Short S&P500®	3:30 p.m.
Short SmallCap600	3:30 p.m.
Smart Materials ETF	4:00 p.m.
Solana ETF	2:00 p.m.
Supply Chain Logistics ETF	4:15 p.m.
Ultra 7-10 Year Treasury	2:30 p.m.
Ultra 20+ Year Treasury	2:30 p.m.
Ultra Bitcoin ETF	2:00 p.m.
Ultra COIN	3:00 p.m.
Ultra Communication Services	3:30 p.m.
Ultra Consumer Discretionary	3:30 p.m.
Ultra Consumer Staples	3:30 p.m.
134

Fund Name	Typical Creation Cut-Off Time (Eastern Time)
Ultra Copper K-1 Free ETF	3:30 p.m.
Ultra CRCL	3:00 p.m.
Ultra Dow30SM	3:30 p.m.
Ultra Energy	3:30 p.m.
Ultra Ether ETF	2:00 p.m.
Ultra Financials	3:30 p.m.
Ultra FTSE China 50	3:30 p.m.
Ultra FTSE Europe	3:30 p.m.
Ultra Gold K-1 Free ETF	3:30 p.m.
Ultra Health Care	3:30 p.m.
Ultra High Yield	2:30 p.m.
Ultra Industrials	3:30 p.m.
Ultra Materials	3:30 p.m.
Ultra MidCap400	3:30 p.m.
Ultra MSCI Brazil Capped	3:30 p.m.
Ultra MSCI EAFE	3:30 p.m.
Ultra MSCI Emerging Markets	3:30 p.m.
Ultra MSCI Japan	3:30 p.m.
Ultra MSTR	3:00 p.m.
Ultra Nasdaq Biotechnology	3:30 p.m.
Ultra Nasdaq Cloud Computing	4:00 p.m.
Ultra Nasdaq Cybersecurity	4:00 p.m.
Ultra Natural Gas K-1 Free ETF	3:30 p.m.
Ultra NVDA	3:00 p.m.
Ultra Oil K-1 Free ETF	3:30 p.m.
Ultra Palladium K-1 Free ETF	3:30 p.m.
Ultra Platinum K-1 Free ETF	3:30 p.m.
Ultra PLTR	3:00 p.m.
Ultra QQQ®	3:30 p.m.
Ultra QQQ Mega	3:30 p.m.
Ultra QQQ Top 30	3:30 p.m.
Ultra Real Estate	3:30 p.m.
Ultra Russell2000	3:30 p.m.
Ultra S&P500®	3:30 p.m.
Ultra S&P 500 Equal Weight	3:30 p.m.
Ultra Semiconductors	3:30 p.m.
Ultra Silver K-1 Free ETF	3:30 p.m.
Ultra SmallCap600	3:30 p.m.
Ultra Solana ETF	2:00 p.m.
Ultra Technology	3:30 p.m.
Ultra TSLA	3:00 p.m.
Ultra Utilities	3:30 p.m.
Ultra XRP ETF	2:00 p.m.
UltraPro Dow30SM	3:30 p.m.
UltraPro MidCap400	3:30 p.m.
135

Fund Name	Typical Creation Cut-Off Time (Eastern Time)
UltraPro QQQ®	3:30 p.m.
UltraPro Russell2000	3:30 p.m.
UltraPro S&P500®	3:30 p.m.
UltraPro Short 20+ Year Treasury	2:30 p.m.
UltraPro Short Dow30SM	3:30 p.m.
UltraPro Short MidCap400	3:30 p.m.
UltraPro Short QQQ®	3:30 p.m.
UltraPro Short Russell2000	3:30 p.m.
UltraPro Short S&P500®	3:30 p.m.
UltraShort 7-10 Year Treasury	2:30 p.m.
UltraShort 20+ Year Treasury	2:30 p.m.
UltraShort Bitcoin ETF	2:00 p.m.
UltraShort Consumer Discretionary	3:30 p.m.
UltraShort Consumer Staples	3:30 p.m.
UltraShort Dow30SM	3:30 p.m.
UltraShort Energy	3:30 p.m.
UltraShort Ether ETF	2:00 p.m.
UltraShort Financials	3:30 p.m.
UltraShort FTSE China 50	3:30 p.m.
UltraShort FTSE Europe	3:30 p.m.
UltraShort Health Care	3:30 p.m.
UltraShort Industrials	3:30 p.m.
UltraShort Materials	3:30 p.m.
UltraShort MidCap400	3:30 p.m.
UltraShort MSCI Brazil Capped	3:30 p.m.
UltraShort MSCI EAFE	3:30 p.m.
UltraShort MSCI Emerging Markets	3:30 p.m.
UltraShort MSCI Japan	3:30 p.m.
UltraShort Nasdaq Biotechnology	3:30 p.m.
UltraShort QQQ®	3:30 p.m.
UltraShort QQQ Mega	3:30 p.m.
UltraShort QQQ Top 30	3:30 p.m.
UltraShort Real Estate	3:30 p.m.
UltraShort Russell2000	3:30 p.m.
UltraShort S&P500®	3:30 p.m.
UltraShort Semiconductors	3:30 p.m.
UltraShort SmallCap600	3:30 p.m.
UltraShort Technology	3:30 p.m.
UltraShort Utilities	3:30 p.m.
XRP ETF	2:00 p.m.
Purchases Through the Clearing Process
To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through each Fund’s transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade
136

instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Balancing Amount to the Trust, together with the Transaction Fee and such additional information as may be required by the Distributor.
Purchases Outside the Clearing Process
An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC or as described below for a Global Fund. Purchases (and redemptions) of Creation Units settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process. Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the transmittal date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Balancing Amount, each as applicable and at the discretion of ProShare Advisors, or of the Cash Purchase Amount together with the applicable Transaction Fee.
For a Global Fund when a purchase order is placed, the Distributor will inform ProShare Advisors and the Custodian. The Custodian shall cause local sub-custodians of the Global Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Deposit Securities “free of payment,” with any appropriate adjustments as advised by the Trust, in accordance with the terms and conditions applicable to such account in such jurisdiction. If applicable, the sub-custodian(s) will confirm to the Custodian that the required Deposit Securities have been delivered and the Custodian will notify ProShare Advisors and Distributor. The Authorized Participant must also make available to the Custodian no later than 12:00 noon Eastern Time (or earlier in the event that the relevant Exchange or the relevant bond markets close early) by the second Business Day after the order is deemed received through the Federal Reserve Bank wire transfer system, immediately available or same day funds in U.S. dollars estimated by the Trust to be sufficient to pay the Balancing Amount next determined after acceptance of the purchase order, together with any applicable Transaction Fees. For a Global Fund, the Index Receipt Agent will not make available through the NSCC on each Business Day, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit.
Rejection of Purchase Orders
The Trust reserves the right to reject a purchase order transmitted to it by the Distributor including but not limited to the following: (a) the order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of a Fund; (c) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; or (d) in the event that circumstances outside the control of the Trust, the Distributor and ProShare Advisors make it impractical to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, ProShare Advisors, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; and similar extraordinary events.
The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.
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Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
As described below, at the discretion of ProShare Advisors, each Fund may, at times, only accept in-kind redemption orders from Authorized Participants.
Redemption in Fund Securities
Each Fund may provide redemptions in portfolio securities or cash at ProShare Advisors’ discretion. The Index Receipt Agent makes available through the NSCC immediately prior to the opening of business on the Exchange on each day that the Exchange is open for business the portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). These securities, at times, may not be identical to Deposit Securities which are applicable to a purchase of Creation Units. A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeeming shareholder a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.
The redemption proceeds for a Creation Unit generally consist of Fund Securities, as announced by the Index Receipt Agent through the NSCC on any Business Day, plus the Balancing Amount. The redemption Transaction Fee described below is deducted from such redemption proceeds.
Redemption in Cash
A Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption Transaction Fee and additional charge for requested cash redemptions, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities).
For certain redemptions, the proceeds will consist solely of cash in an amount equal to the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, less the redemption Transaction Fee described below (the “Cash Redemption Amount”).
Placement of Redemption Orders Using the Clearing Process
Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order for a Fund must be received by the cut-off times set forth in “Purchase and Redemption Cut-Off Times” above.
All other procedures set forth in the Authorized Participant Agreement must be followed in order to receive the next determined NAV. The requisite Fund Securities and the Balancing Amount (minus a redemption Transaction Fee or additional charges for requested cash redemptions) or the Cash Redemption Amount, as applicable and at the discretion of ProShare Advisors, will be transferred by the second (2nd) NSCC Business Day following the date on which such request for redemption is deemed received. Global Fund orders may not be placed through the Clearing Process.
138

Placement of Redemption Orders Outside the Clearing Process
Orders to redeem Creation Units outside the Clearing Process (other than for Global Fund orders), including all cash-only redemptions, must be delivered through a DTC Participant that has executed the Authorized Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a “participating party” under the Authorized Participant Agreement, but such orders must state that the DTC Participant is not using the Clearing Process and that the redemption of Creation Units will instead be effected through a transfer of Shares directly through DTC. A redemption order for a Fund must be received by the cut-off times set forth in “Purchase and Redemption Cut-Off Times” above. The order must be accompanied or preceded by the requisite number of Shares specified in such order, which delivery must be made through DTC to the Custodian by the second Business Day (T+2) following such transmittal date. All other procedures set forth in the Authorized Participant Agreement must be properly followed in order to receive the next determined NAV.
After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Balancing Amount (minus a redemption Transaction Fee or additional charges for requested cash redemptions), which are expected to be delivered within two Business Days, and the Cash Redemption Amount (by the second Business Day (T+2) following the transmittal date on which such redemption order is deemed received by the Transfer Agent).
In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.
For Global Funds, the Authorized Participant shall deliver Fund Shares of Global Funds to the Custodian through DTC “free of payment.” The transfer of Fund Shares must be ordered by the DTC Participant on the transmittal date in a timely fashion so as to ensure the delivery of the requisite number of Fund Shares through DTC to the Custodian by no later than 10:00 a.m. Eastern Time of the second Business Day (T+2) immediately following the transmittal date, except that Global Funds may settle Creation Unit transactions on a basis other than the one described above (i) to accommodate foreign market holiday schedules, as discussed in “Other Information” below, (ii) to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and (iii) in certain other circumstances. Authorized Participants should be aware that the deadline for such transfers of Fund Shares through the DTC system may be significantly earlier than the close of business on the primary listing exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Fund Shares through the DTC system by contacting the operations department of the broker or depositary institution affecting the transfer of Fund Shares. The Balancing Amount, if any, must be transferred in U.S. dollars directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. Eastern Time on the second Business Day (T+2) immediately following the transmittal date, except as provided in “Other Information” below. If the Custodian does not receive both the required Fund Shares and the Balancing Amount, if any, by 10:00 a.m. and 2:00 p.m., respectively, on the second Business Day (T+2) immediately following the transmittal date, except as provided in “Other Information” below, such order will be deemed not in proper form and cancelled.
Suspension or Postponement of Right of Creation or Redemption
A Fund may, in its discretion, suspend the right of creation or redemption or may postpone the redemption or purchase settlement date, (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; (4) in such other circumstance as is permitted by the SEC; or (5) for up to 14 calendar days for any of the Global Funds during an international local holiday, as described below in “Other Information”.
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Cancellations
In the event an order is cancelled, the Authorized Participant will be responsible for reimbursing the Fund for all costs associated with cancelling the order, including costs for repositioning the portfolio, provided the Authorized Participant shall not be responsible for such costs if the order was cancelled for reasons outside the Authorized Participant’s control or the Authorized Participant was not otherwise responsible or at fault for such cancellation. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day, with a newly constituted Portfolio Deposit or Fund Securities to reflect the next calculated NAV.
Transaction Fees
Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee equal to a percentage of the value of each Creation Unit purchased or redeemed may be applicable to a creation or redemption transaction. Purchasers of Creation Units for cash may also be required to pay an additional charge to compensate the Fund for brokerage, market impact or other expenses. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional charge for cash purchases. The maximum Transaction Fee on purchases and redemptions will be 2.00% of the NAV of any Creation Unit, except that for the High Yield—Interest Rate Hedged and the Investment Grade—Interest Rate Hedged, a Transaction Fee up to 3.00% will be charged on the cash used in lieu of depositing all or a portion of the Deposit Securities or the cash portion of any redemption transaction. In all cases, transaction fees will be limited in accordance with the applicable requirements of SEC Rules and Regulations. The Transaction Fees charged to each Fund are presented in the Authorized Participant Handbook.
Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors will also bear the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.
These fees may, in certain circumstances, be paid by ProShare Advisors or otherwise waived.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead a person to be deemed an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust has been granted an exemption by the SEC from this prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain
140

circumstances, on the condition that purchasers of Shares are provided with a product description of the Shares. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if a Fund’s prospectus is made available upon request at the national securities exchange on which the Shares of such Fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.
DETERMINATION OF NET ASSET VALUE
The NAV per Share for each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV calculation time for each Fund is listed in the chart below (which may be earlier if the relevant Exchange or any relevant bond market closes early):
Fund Name	Typical NAV Calculation Time (Eastern Time)
Big Data Refiners ETF	4:00 p.m.
Bitcoin ETF	4:00 p.m.
Bitcoin & Ether Market Cap Weight ETF	4:00 p.m.
Bitcoin & Ether Equal Weight ETF	4:00 p.m.
CoinDesk 20 Crypto ETF	4:00 p.m.
Decline of the Retail Store ETF	4:00 p.m.
DJ Brookfield Global Infrastructure ETF	4:00 p.m.
Equities for Rising Rates ETF	4:00 p.m.
Ether ETF	4:00 p.m.
Global Listed Private Equity ETF	4:00 p.m.
Hedge Replication ETF	4:00 p.m.
High Yield—Interest Rate Hedged	3:00 p.m.
Inflation Expectations ETF	3:00 p.m.
Investment Grade—Interest Rate Hedged	3:00 p.m.
K-1 Free Crude Oil ETF	2:30 p.m.
Large Cap Core Plus	4:00 p.m.
Long Online/Short Stores ETF	4:00 p.m.
Merger ETF	4:00 p.m.
Metaverse ETF	4:00 p.m.
MSCI EAFE Dividend Growers ETF	11:30 a.m.
MSCI Emerging Markets Dividend Growers ETF	4:00 p.m.
MSCI Europe Dividend Growers ETF	11:30 a.m.
MSCI Transformational Changes ETF	4:00 p.m.
Nanotechnology ETF	4:00 p.m.
Nasdaq-100 Dorsey Wright Momentum ETF	4:00 p.m.
Nasdaq-100 Dynamic Buffer ETF	4:00 p.m.
Nasdaq-100 High Income ETF	4:00 p.m.
On-Demand ETF	4:00 p.m.
141

Fund Name	Typical NAV Calculation Time (Eastern Time)
Online Retail ETF	4:00 p.m.
Pet Care ETF	4:00 p.m.
Russell 2000 Dynamic Buffer ETF	4:00 p.m.
Russell 2000 High Income ETF	4:00 p.m.
Russell U.S. Dividend Growers ETF	4:00 p.m.
S&P 500 Buyback Aristocrats ETF	4:00 p.m.
S&P 500® Dividend Aristocrats ETF	4:00 p.m.
S&P 500 Dynamic Buffer ETF	4:00 p.m.
S&P Global Core Battery Metals ETF	4:00 p.m.
S&P 500® Ex-Energy ETF	4:00 p.m.
S&P 500® Ex-Financials ETF	4:00 p.m.
S&P 500® Ex-Health Care ETF	4:00 p.m.
S&P 500® Ex-Technology ETF	4:00 p.m.
S&P 500® High Income ETF	4:00 p.m.
S&P Kensho Cleantech ETF	4:00 p.m.
S&P Kensho Smart Factories ETF	4:00 p.m.
S&P MidCap 400 Dividend Aristocrats ETF	4:00 p.m.
S&P SmallCap 600 Dividend Aristocrats ETF	4:00 p.m.
S&P Technology Dividend Aristocrats ETF	4:00 p.m.
Short 7-10 Year Treasury	4:00 p.m.
Short 20+ Year Treasury	4:00 p.m.
Short Bitcoin ETF	4:00 p.m.
Short Dow30SM	4:00 p.m.
Short Ether ETF	4:00 p.m.
Short Financials	4:00 p.m.
Short FTSE China 50	4:00 p.m.
Short High Yield	4:00 p.m.
Short MidCap400	4:00 p.m.
Short MSCI EAFE	4:00 p.m.
Short MSCI Emerging Markets	4:00 p.m.
Short QQQ®	4:00 p.m.
Short QQQ Top 30	4:00 p.m.
Short Real Estate	4:00 p.m.
Short Russell2000	4:00 p.m.
Short S&P500®	4:00 p.m.
Short SmallCap600	4:00 p.m.
Smart Materials ETF	4:00 p.m.
Solana ETF	4:00 p.m.
Supply Chain Logistics ETF	4:00 p.m.
Ultra 7-10 Year Treasury	4:00 p.m.
Ultra 20+ Year Treasury	4:00 p.m.
Ultra Bitcoin ETF	4:00 p.m.
Ultra COIN	4:00 p.m.
Ultra Communication Services	4:00 p.m.
Ultra Consumer Discretionary	4:00 p.m.
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Fund Name	Typical NAV Calculation Time (Eastern Time)
Ultra Consumer Staples	4:00 p.m.
Ultra Copper K-1 Free ETF	4:00 p.m.
Ultra CRCL	4:00 p.m.
Ultra Dow30SM	4:00 p.m.
Ultra Energy	4:00 p.m.
Ultra Ether ETF	4:00 p.m.
Ultra Financials	4:00 p.m.
Ultra FTSE China 50	4:00 p.m.
Ultra FTSE Europe	4:00 p.m.
Ultra Gold K-1 Free ETF	4:00 p.m.
Ultra Health Care	4:00 p.m.
Ultra High Yield	4:00 p.m.
Ultra Industrials	4:00 p.m.
Ultra Materials	4:00 p.m.
Ultra MidCap400	4:00 p.m.
Ultra MSCI Brazil Capped	4:00 p.m.
Ultra MSCI EAFE	4:00 p.m.
Ultra MSCI Emerging Markets	4:00 p.m.
Ultra MSCI Japan	4:00 p.m.
Ultra MSTR	4:00 p.m.
Ultra Nasdaq Biotechnology	4:00 p.m.
Ultra Nasdaq Cloud Computing	4:00 p.m.
Ultra Nasdaq Cybersecurity	4:00 p.m.
Ultra Natural Gas K-1 Free ETF	4:00 p.m.
Ultra NVDA	4:00 p.m.
Ultra Oil K-1 Free ETF	4:00 p.m.
Ultra Palladium K-1 Free ETF	4:00 p.m.
Ultra Platinum K-1 Free ETF	4:00 p.m.
Ultra PLTR	4:00 p.m.
Ultra QQQ®	4:00 p.m.
Ultra QQQ Mega	4:00 p.m.
Ultra QQQ Top 30	4:00 p.m.
Ultra Real Estate	4:00 p.m.
Ultra Russell2000	4:00 p.m.
Ultra S&P500®	4:00 p.m.
Ultra S&P 500 Equal Weight	4:00 p.m.
Ultra Semiconductors	4:00 p.m.
Ultra Silver K-1 Free ETF	4:00 p.m.
Ultra SmallCap600	4:00 p.m.
Ultra Solana ETF	4:00 p.m.
Ultra Technology	4:00 p.m.
Ultra TSLA	4:00 p.m.
Ultra Utilities	4:00 p.m.
Ultra XRP ETF	4:00 p.m.
UltraPro Dow30SM	4:00 p.m.
143

Fund Name	Typical NAV Calculation Time (Eastern Time)
UltraPro MidCap400	4:00 p.m.
UltraPro QQQ®	4:00 p.m.
UltraPro Russell2000	4:00 p.m.
UltraPro S&P500®	4:00 p.m.
UltraPro Short 20+ Year Treasury	4:00 p.m.
UltraPro Short Dow30SM	4:00 p.m.
UltraPro Short MidCap400	4:00 p.m.
UltraPro Short QQQ®	4:00 p.m.
UltraPro Short Russell2000	4:00 p.m.
UltraPro Short S&P500®	4:00 p.m.
UltraShort 7-10 Year Treasury	4:00 p.m.
UltraShort 20+ Year Treasury	4:00 p.m.
UltraShort Bitcoin ETF	4:00 p.m.
UltraShort Consumer Discretionary	4:00 p.m.
UltraShort Consumer Staples	4:00 p.m.
UltraShort Dow30SM	4:00 p.m.
UltraShort Energy	4:00 p.m.
UltraShort Ether ETF	4:00 p.m.
UltraShort Financials	4:00 p.m.
UltraShort FTSE China 50	4:00 p.m.
UltraShort FTSE Europe	4:00 p.m.
UltraShort Health Care	4:00 p.m.
UltraShort Industrials	4:00 p.m.
UltraShort Materials	4:00 p.m.
UltraShort MidCap400	4:00 p.m.
UltraShort MSCI Brazil Capped	4:00 p.m.
UltraShort MSCI EAFE	4:00 p.m.
UltraShort MSCI Emerging Markets	4:00 p.m.
UltraShort MSCI Japan	4:00 p.m.
UltraShort Nasdaq Biotechnology	4:00 p.m.
UltraShort QQQ®	4:00 p.m.
UltraShort QQQ Mega	4:00 p.m.
UltraShort QQQ Top 30	4:00 p.m.
UltraShort Real Estate	4:00 p.m.
UltraShort Russell2000	4:00 p.m.
UltraShort S&P500®	4:00 p.m.
UltraShort Semiconductors	4:00 p.m.
UltraShort SmallCap600	4:00 p.m.
UltraShort Technology	4:00 p.m.
UltraShort Utilities	4:00 p.m.
XRP ETF	4:00 p.m.
Global Funds contain portfolio investments that are primarily listed or traded on foreign markets. To the extent a Fund’s portfolio investments trade in foreign markets on days when a Fund is not open for business or when the primary exchange for the Shares is not open, the value of the Fund’s assets may vary and shareholders may not be able to purchase or sell Fund Shares and Authorized Participants may not be able to create or redeem Creation Units.
144

Certain portfolio investments may not be traded on days a Fund is open for business.
Securities (including short-term securities) and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Short-term securities are valued on the basis of amortized cost or based on market prices. Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a class of shares of a Fund is determined. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain other derivatives is performed using procedures approved by the Board of Trustees.
When ProShare Advisors determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security. The Board has designated ProShares Advisors as “valuation designee” to perform fair value determinations for all of the Funds’ investments for which market quotations are not readily available (or are deemed unreliable). The Board shall oversee ProShare Advisors’ fair value determinations and its performance as valuation designee. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.
145

TAXATION
OVERVIEW
Set forth below is a general discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership, and disposition of a Fund’s Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and IRAs and other retirement plans). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
TAXATION OF THE FUND
Each Fund has elected, or intends to elect, and intends to qualify and to be eligible each year to be treated as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each Fund generally must, among other things:
(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” as described below (the income described in this subparagraph (a), “Qualifying Income”);
(b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year (or by the end of the 30-day period following the close of such quarter), (i) at least 50% of the fair market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and to an amount not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and
(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.
In general, for purposes of the 90% gross income requirement described in subparagraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in clause (i) of subparagraph (a) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to
146

items attributable to an interest in a qualified publicly traded partnership. Moreover, the amounts derived from investments in foreign currency will be treated as Qualifying Income for purposes of subparagraph (a) above. There is a remote possibility that the Internal Revenue Service (“IRS”) could issue guidance contrary to such treatment with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), which could affect a Fund’s ability to meet the 90% gross income test and adversely affect the manner in which that Fund is managed.
For purposes of the diversification test described in subparagraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.
If, in any taxable year, a Fund were to fail to meet the 90% gross income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC accorded special tax treatment under the Code, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), may be taxable to shareholders as dividend income. In such a case, distributions from the Fund would not be deductible by the Fund in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
As noted above, if a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
Each Fund expects to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses, in each case determined with reference to any loss carryforwards). Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of
147

property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount generally equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and (3) all such ordinary income and capital gains that were not distributed in previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) are generally treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the payment of the excise tax amount is deemed to be de minimis).
A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and is paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses forward from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. Any such capital loss carryforwards will generally retain their character as short-term or long-term and will be applied first against gains of the same character before offsetting gains of a different character (e.g., net capital losses resulting from previously realized net long-term losses will first offset any long-term capital gain, with any remaining amounts available to offset any net short-term capital gain).
The Funds had the following capital loss carryforwards as of October 31, 2024 (the Funds’ most recent tax year end).
Fund	No Expiration Date	Total
Big Data Refiners ETF	$[ ]	$[ ]
Bitcoin & Ether Equal Weight ETF	[ ]	[ ]
Bitcoin & Ether Market Cap Weight ETF	[ ]	[ ]
Bitcoin ETF	[ ]	[ ]
CoinDesk 20 Crypto ETF	[ ]	[ ]
Decline of the Retail Store ETF	[ ]	[ ]
DJ Brookfield Global Infrastructure ETF	[ ]	[ ]
Equities for Rising Rates ETF	[ ]	[ ]
Ether ETF	[ ]	[ ]
Global Listed Private Equity ETF	[ ]	[ ]
Hedge Replication ETF	[ ]	[ ]
High Yield-Interest Rate Hedged	[ ]	[ ]
148

Fund	No Expiration Date	Total
Inflation Expectations ETF	[ ]	[ ]
Investment Grade-Interest Rate Hedged	[ ]	[ ]
K-1 Free Crude Oil ETF	[ ]	[ ]
Large Cap Core Plus	[ ]	[ ]
Long Online/Short Stores ETF	[ ]	[ ]
Merger ETF	[ ]	[ ]
Metaverse ETF	[ ]	[ ]
MSCI EAFE Dividend Growers ETF	[ ]	[ ]
MSCI Emerging Markets Dividend Growers ETF	[ ]	[ ]
MSCI Europe Dividend Growers ETF	[ ]	[ ]
MSCI Transformational Changes ETF	[ ]	[ ]
Nanotechnology ETF	[ ]	[ ]
Nasdaq-100 Dorsey Wright Momentum ETF	[ ]	[ ]
Nasdaq-100 Dynamic Buffer ETF	[ ]	[ ]
Nasdaq-100 High Income ETF	[ ]	[ ]
On-Demand ETF	[ ]	[ ]
Online Retail ETF	[ ]	[ ]
Pet Care ETF	[ ]	[ ]
Russell 2000 Dynamic Buffer ETF	[ ]	[ ]
Russell 2000 High Income ETF	[ ]	[ ]
Russell U.S. Dividend Growers ETF	[ ]	[ ]
S&P 500 Buyback Aristocrats ETF	[ ]	[ ]
S&P 500 Dividend Aristocrats ETF	[ ]	[ ]
S&P 500 Dynamic Buffer ETF	[ ]	[ ]
S&P 500 Ex-Energy ETF	[ ]	[ ]
S&P 500 Ex-Financials ETF	[ ]	[ ]
S&P 500 Ex-Health Care ETF	[ ]	[ ]
S&P 500 Ex-Technology ETF	[ ]	[ ]
S&P 500 High Income ETF	[ ]	[ ]
S&P Global Core Battery Metals ETF	[ ]	[ ]
S&P Kensho Cleantech ETF	[ ]	[ ]
S&P Kensho Smart Factories ETF	[ ]	[ ]
S&P MidCap 400 Dividend Aristocrats ETF	[ ]	[ ]
S&P SmallCap 600 Dividend Aristocrats ETF	[ ]	[ ]
S&P Technology Dividend Aristocrats ETF	[ ]	[ ]
Short 20+ Year Treasury	[ ]	[ ]
Short 7-10 Year Treasury	[ ]	[ ]
Short Bitcoin ETF	[ ]	[ ]
Short Dow30	[ ]	[ ]
Short Ether ETF	[ ]	[ ]
Short Financials	[ ]	[ ]
Short FTSE China 50	[ ]	[ ]
Short High Yield	[ ]	[ ]
Short MidCap400	[ ]	[ ]
Short MSCI EAFE	[ ]	[ ]
Short MSCI Emerging Markets	[ ]	[ ]
149

Fund	No Expiration Date	Total
Short QQQ	[ ]	[ ]
Short QQQ Top 30	[ ]	[ ]
Short Real Estate	[ ]	[ ]
Short Russell2000	[ ]	[ ]
Short S&P500	[ ]	[ ]
Short SmallCap600	[ ]	[ ]
Smart Materials ETF	[ ]	[ ]
Solana ETF	[ ]	[ ]
Supply Chain Logistics ETF	[ ]	[ ]
Ultra 20+ Year Treasury	[ ]	[ ]
Ultra 7-10 Year Treasury	[ ]	[ ]
Ultra Bitcoin ETF	[ ]	[ ]
Ultra COIN	[ ]	[ ]
Ultra Communication Services	[ ]	[ ]
Ultra Consumer Discretionary	[ ]	[ ]
Ultra Consumer Staples	[ ]	[ ]
Ultra Copper K-1 Free ETF	[ ]	[ ]
Ultra CRCL	[ ]	[ ]
Ultra Dow30	[ ]	[ ]
Ultra Energy	[ ]	[ ]
Ultra Ether ETF	[ ]	[ ]
Ultra Financials	[ ]	[ ]
Ultra FTSE China 50	[ ]	[ ]
Ultra FTSE Europe	[ ]	[ ]
Ultra Gold K-1 Free ETF	[ ]	[ ]
Ultra Health Care	[ ]	[ ]
Ultra High Yield	[ ]	[ ]
Ultra Industrials	[ ]	[ ]
Ultra Materials	[ ]	[ ]
Ultra MidCap400	[ ]	[ ]
Ultra MSCI Brazil Capped	[ ]	[ ]
Ultra MSCI EAFE	[ ]	[ ]
Ultra MSCI Emerging Markets	[ ]	[ ]
Ultra MSCI Japan	[ ]	[ ]
Ultra MSTR	[ ]	[ ]
Ultra Nasdaq Biotechnology	[ ]	[ ]
Ultra Nasdaq Cloud Computing	[ ]	[ ]
Ultra Nasdaq Cybersecurity	[ ]	[ ]
Ultra Natural Gas K-1 Free ETF	[ ]	[ ]
Ultra NVDA	[ ]	[ ]
Ultra Oil K-1 Free ETF	[ ]	[ ]
Ultra Palladium K-1 Free ETF	[ ]	[ ]
Ultra Platinum K-1 Free ETF	[ ]	[ ]
Ultra PLTR	[ ]	[ ]
Ultra QQQ	[ ]	[ ]
Ultra QQQ Mega	[ ]	[ ]
150

Fund	No Expiration Date	Total
Ultra QQQ Top 30	[ ]	[ ]
Ultra Real Estate	[ ]	[ ]
Ultra Russell2000	[ ]	[ ]
Ultra S&P 500 Equal Weight	[ ]	[ ]
Ultra S&P500	[ ]	[ ]
Ultra Semiconductors	[ ]	[ ]
Ultra Silver K-1 Free ETF	[ ]	[ ]
Ultra SmallCap600	[ ]	[ ]
Ultra Solana ETF	[ ]	[ ]
Ultra Technology	[ ]	[ ]
Ultra TSLA	[ ]	[ ]
Ultra Utilities	[ ]	[ ]
Ultra XRP ETF	[ ]	[ ]
UltraPro Dow30	[ ]	[ ]
UltraPro MidCap400	[ ]	[ ]
UltraPro QQQ	[ ]	[ ]
UltraPro Russell2000	[ ]	[ ]
UltraPro S&P500	[ ]	[ ]
UltraPro Short 20+ Year Treasury	[ ]	[ ]
UltraPro Short Dow30	[ ]	[ ]
UltraPro Short MidCap400	[ ]	[ ]
UltraPro Short QQQ	[ ]	[ ]
UltraPro Short Russell2000	[ ]	[ ]
UltraPro Short S&P500	[ ]	[ ]
UltraShort 20+ Year Treasury	[ ]	[ ]
UltraShort 7-10 Year Treasury	[ ]	[ ]
UltraShort Bitcoin ETF	[ ]	[ ]
UltraShort Consumer Discretionary	[ ]	[ ]
UltraShort Consumer Staples	[ ]	[ ]
UltraShort Dow30	[ ]	[ ]
UltraShort Energy	[ ]	[ ]
UltraShort Ether ETF	[ ]	[ ]
UltraShort Financials	[ ]	[ ]
UltraShort FTSE China 50	[ ]	[ ]
UltraShort FTSE Europe	[ ]	[ ]
UltraShort Health Care	[ ]	[ ]
UltraShort Industrials	[ ]	[ ]
UltraShort Materials	[ ]	[ ]
UltraShort MidCap400	[ ]	[ ]
UltraShort MSCI Brazil Capped	[ ]	[ ]
UltraShort MSCI EAFE	[ ]	[ ]
UltraShort MSCI Emerging Markets	[ ]	[ ]
UltraShort MSCI Japan	[ ]	[ ]
UltraShort Nasdaq Biotechnology	[ ]	[ ]
UltraShort QQQ	[ ]	[ ]
UltraShort QQQ Mega	[ ]	[ ]
151

Fund	No Expiration Date	Total
UltraShort QQQ Top 30	[ ]	[ ]
UltraShort Real Estate	[ ]	[ ]
UltraShort Russell2000	[ ]	[ ]
UltraShort S&P500	[ ]	[ ]
UltraShort Semiconductors	[ ]	[ ]
UltraShort SmallCap600	[ ]	[ ]
UltraShort Technology	[ ]	[ ]
UltraShort Utilities	[ ]	[ ]
XRP ETF	[ ]	[ ]
At October 31, 2024, the following Funds utilized capital loss carryforwards (“CLCFs”) and/or elected to defer late-year ordinary losses to November 1, 2024, the first day of the following tax year:
Fund	CLCFs Utilized	CLCFs Expired	Ordinary Late Year Loss Deferrals
Big Data Refiners ETF	$[ ]	$[ ]	$[ ]
Bitcoin & Ether Equal Weight ETF	[ ]	[ ]	[ ]
Bitcoin & Ether Market Cap Weight ETF	[ ]	[ ]	[ ]
Bitcoin ETF	[ ]	[ ]	[ ]
CoinDesk 20 Crypto ETF	[ ]	[ ]	[ ]
Decline of the Retail Store ETF	[ ]	[ ]	[ ]
DJ Brookfield Global Infrastructure ETF	[ ]	[ ]	[ ]
Equities for Rising Rates ETF	[ ]	[ ]	[ ]
Ether ETF	[ ]	[ ]	[ ]
Global Listed Private Equity ETF	[ ]	[ ]	[ ]
Hedge Replication ETF	[ ]	[ ]	[ ]
High Yield-Interest Rate Hedged	[ ]	[ ]	[ ]
Inflation Expectations ETF	[ ]	[ ]	[ ]
Investment Grade-Interest Rate Hedged	[ ]	[ ]	[ ]
K-1 Free Crude Oil ETF	[ ]	[ ]	[ ]
Large Cap Core Plus	[ ]	[ ]	[ ]
Long Online/Short Stores ETF	[ ]	[ ]	[ ]
Merger ETF	[ ]	[ ]	[ ]
Metaverse ETF	[ ]	[ ]	[ ]
MSCI EAFE Dividend Growers ETF	[ ]	[ ]	[ ]
MSCI Emerging Markets Dividend Growers ETF	[ ]	[ ]	[ ]
MSCI Europe Dividend Growers ETF	[ ]	[ ]	[ ]
MSCI Transformational Changes ETF	[ ]	[ ]	[ ]
Nanotechnology ETF	[ ]	[ ]	[ ]
Nasdaq-100 Dorsey Wright Momentum ETF	[ ]	[ ]	[ ]
Nasdaq-100 Dynamic Buffer ETF	[ ]	[ ]	[ ]
Nasdaq-100 High Income ETF	[ ]	[ ]	[ ]
On-Demand ETF	[ ]	[ ]	[ ]
Online Retail ETF	[ ]	[ ]	[ ]
Pet Care ETF	[ ]	[ ]	[ ]
Russell 2000 Dynamic Buffer ETF	[ ]	[ ]	[ ]
Russell 2000 High Income ETF	[ ]	[ ]	[ ]
152

Fund	CLCFs Utilized	CLCFs Expired	Ordinary Late Year Loss Deferrals
Russell U.S. Dividend Growers ETF	[ ]	[ ]	[ ]
S&P 500 Buyback Aristocrats ETF	[ ]	[ ]	[ ]
S&P 500 Dividend Aristocrats ETF	[ ]	[ ]	[ ]
S&P 500 Dynamic Buffer ETF	[ ]	[ ]	[ ]
S&P 500 Ex-Energy ETF	[ ]	[ ]	[ ]
S&P 500 Ex-Financials ETF	[ ]	[ ]	[ ]
S&P 500 Ex-Health Care ETF	[ ]	[ ]	[ ]
S&P 500 Ex-Technology ETF	[ ]	[ ]	[ ]
S&P 500 High Income ETF	[ ]	[ ]	[ ]
S&P Global Core Battery Metals ETF	[ ]	[ ]	[ ]
S&P Kensho Cleantech ETF	[ ]	[ ]	[ ]
S&P Kensho Smart Factories ETF	[ ]	[ ]	[ ]
S&P MidCap 400 Dividend Aristocrats ETF	[ ]	[ ]	[ ]
S&P SmallCap 600 Dividend Aristocrats ETF	[ ]	[ ]	[ ]
S&P Technology Dividend Aristocrats ETF	[ ]	[ ]	[ ]
Short 20+ Year Treasury	[ ]	[ ]	[ ]
Short 7-10 Year Treasury	[ ]	[ ]	[ ]
Short Bitcoin ETF	[ ]	[ ]	[ ]
Short Dow30	[ ]	[ ]	[ ]
Short Ether ETF	[ ]	[ ]	[ ]
Short Financials	[ ]	[ ]	[ ]
Short FTSE China 50	[ ]	[ ]	[ ]
Short High Yield	[ ]	[ ]	[ ]
Short MidCap400	[ ]	[ ]	[ ]
Short MSCI EAFE	[ ]	[ ]	[ ]
Short MSCI Emerging Markets	[ ]	[ ]	[ ]
Short QQQ	[ ]	[ ]	[ ]
Short QQQ Top 30	[ ]	[ ]	[ ]
Short Real Estate	[ ]	[ ]	[ ]
Short Russell2000	[ ]	[ ]	[ ]
Short S&P500	[ ]	[ ]	[ ]
Short SmallCap600	[ ]	[ ]	[ ]
Smart Materials ETF	[ ]	[ ]	[ ]
Solana ETF	[ ]	[ ]	[ ]
Supply Chain Logistics ETF	[ ]	[ ]	[ ]
Ultra 20+ Year Treasury	[ ]	[ ]	[ ]
Ultra 7-10 Year Treasury	[ ]	[ ]	[ ]
Ultra Bitcoin ETF	[ ]	[ ]	[ ]
Ultra COIN	[ ]	[ ]	[ ]
Ultra Communication Services	[ ]	[ ]	[ ]
Ultra Consumer Discretionary	[ ]	[ ]	[ ]
Ultra Consumer Staples	[ ]	[ ]	[ ]
Ultra Copper K-1 Free ETF	[ ]	[ ]	[ ]
Ultra CRCL	[ ]	[ ]	[ ]
Ultra Dow30	[ ]	[ ]	[ ]
153

Fund	CLCFs Utilized	CLCFs Expired	Ordinary Late Year Loss Deferrals
Ultra Energy	[ ]	[ ]	[ ]
Ultra Ether ETF	[ ]	[ ]	[ ]
Ultra Financials	[ ]	[ ]	[ ]
Ultra FTSE China 50	[ ]	[ ]	[ ]
Ultra FTSE Europe	[ ]	[ ]	[ ]
Ultra Gold K-1 Free ETF	[ ]	[ ]	[ ]
Ultra Health Care	[ ]	[ ]	[ ]
Ultra High Yield	[ ]	[ ]	[ ]
Ultra Industrials	[ ]	[ ]	[ ]
Ultra Materials	[ ]	[ ]	[ ]
Ultra MidCap400	[ ]	[ ]	[ ]
Ultra MSCI Brazil Capped	[ ]	[ ]	[ ]
Ultra MSCI EAFE	[ ]	[ ]	[ ]
Ultra MSCI Emerging Markets	[ ]	[ ]	[ ]
Ultra MSCI Japan	[ ]	[ ]	[ ]
Ultra MSTR	[ ]	[ ]	[ ]
Ultra Nasdaq Biotechnology	[ ]	[ ]	[ ]
Ultra Nasdaq Cloud Computing	[ ]	[ ]	[ ]
Ultra Nasdaq Cybersecurity	[ ]	[ ]	[ ]
Ultra Natural Gas K-1 Free ETF	[ ]	[ ]	[ ]
Ultra NVDA	[ ]	[ ]	[ ]
Ultra Oil K-1 Free ETF	[ ]	[ ]	[ ]
Ultra Palladium K-1 Free ETF	[ ]	[ ]	[ ]
Ultra Platinum K-1 Free ETF	[ ]	[ ]	[ ]
Ultra PLTR	[ ]	[ ]	[ ]
Ultra QQQ	[ ]	[ ]	[ ]
Ultra QQQ Mega	[ ]	[ ]	[ ]
Ultra QQQ Top 30	[ ]	[ ]	[ ]
Ultra Real Estate	[ ]	[ ]	[ ]
Ultra Russell2000	[ ]	[ ]	[ ]
Ultra S&P 500 Equal Weight	[ ]	[ ]	[ ]
Ultra S&P500	[ ]	[ ]	[ ]
Ultra Semiconductors	[ ]	[ ]	[ ]
Ultra Silver K-1 Free ETF	[ ]	[ ]	[ ]
Ultra SmallCap600	[ ]	[ ]	[ ]
Ultra Solana ETF	[ ]	[ ]	[ ]
Ultra Technology	[ ]	[ ]	[ ]
Ultra TSLA	[ ]	[ ]	[ ]
Ultra Utilities	[ ]	[ ]	[ ]
Ultra XRP ETF	[ ]	[ ]	[ ]
UltraPro Dow30	[ ]	[ ]	[ ]
UltraPro MidCap400	[ ]	[ ]	[ ]
UltraPro QQQ	[ ]	[ ]	[ ]
UltraPro Russell2000	[ ]	[ ]	[ ]
UltraPro S&P500	[ ]	[ ]	[ ]
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Fund	CLCFs Utilized	CLCFs Expired	Ordinary Late Year Loss Deferrals
UltraPro Short 20+ Year Treasury	[ ]	[ ]	[ ]
UltraPro Short Dow30	[ ]	[ ]	[ ]
UltraPro Short MidCap400	[ ]	[ ]	[ ]
UltraPro Short QQQ	[ ]	[ ]	[ ]
UltraPro Short Russell2000	[ ]	[ ]	[ ]
UltraPro Short S&P500	[ ]	[ ]	[ ]
UltraShort 20+ Year Treasury	[ ]	[ ]	[ ]
UltraShort 7-10 Year Treasury	[ ]	[ ]	[ ]
UltraShort Bitcoin ETF	[ ]	[ ]	[ ]
UltraShort Consumer Discretionary	[ ]	[ ]	[ ]
UltraShort Consumer Staples	[ ]	[ ]	[ ]
UltraShort Dow30	[ ]	[ ]	[ ]
UltraShort Energy	[ ]	[ ]	[ ]
UltraShort Ether ETF	[ ]	[ ]	[ ]
UltraShort Financials	[ ]	[ ]	[ ]
UltraShort FTSE China 50	[ ]	[ ]	[ ]
UltraShort FTSE Europe	[ ]	[ ]	[ ]
UltraShort Health Care	[ ]	[ ]	[ ]
UltraShort Industrials	[ ]	[ ]	[ ]
UltraShort Materials	[ ]	[ ]	[ ]
UltraShort MidCap400	[ ]	[ ]	[ ]
UltraShort MSCI Brazil Capped	[ ]	[ ]	[ ]
UltraShort MSCI EAFE	[ ]	[ ]	[ ]
UltraShort MSCI Emerging Markets	[ ]	[ ]	[ ]
UltraShort MSCI Japan	[ ]	[ ]	[ ]
UltraShort Nasdaq Biotechnology	[ ]	[ ]	[ ]
UltraShort QQQ	[ ]	[ ]	[ ]
UltraShort QQQ Mega	[ ]	[ ]	[ ]
UltraShort QQQ Top 30	[ ]	[ ]	[ ]
UltraShort Real Estate	[ ]	[ ]	[ ]
UltraShort Russell2000	[ ]	[ ]	[ ]
UltraShort S&P500	[ ]	[ ]	[ ]
UltraShort Semiconductors	[ ]	[ ]	[ ]
UltraShort SmallCap600	[ ]	[ ]	[ ]
UltraShort Technology	[ ]	[ ]	[ ]
UltraShort Utilities	[ ]	[ ]	[ ]
XRP ETF	[ ]	[ ]	[ ]
TAXATION OF FUND DISTRIBUTIONS
Distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain—the excess of net long-term capital gain over net short-term capital losses, in each case
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determined with reference to any loss carryforwards—that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and Capital Gain Dividends as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions are also taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for the Fund shares). Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.
A dividend or Capital Gain Dividend with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an IRA, retirement plan, or corporate pension or profit sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular situation.
If a Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders to the extent of the shareholder’s cost basis in the Fund. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Distributions in excess of a shareholder’s cost basis will be treated as gain from the sale or exchange of property, the tax consequences of which are described under Disposition of Shares.
On an annual basis there are various tax elections that may be available to each High Income ETF. The Advisor intends to select a tax approach for each High Income ETF that it believes may help such High Income ETF achieve favorable tax outcomes for investors, such as a higher percentage of tax-deferred distributions (i.e., tax return of capital distributions). The Advisor periodically monitors each High Income ETF’s portfolio and seeks to make adjustments to achieve these outcomes. However, external factors outside the Advisor’s control may significantly limit the Advisor’s ability to cause a Fund to make distributions of a specific tax character. These factors include, among others, changes in market conditions, the sequence and size of gains and losses recognized in a Fund’s portfolio, and flows of capital into/out of a High Income ETF. These factors are unpredictable and, to the extent a Fund pays distributions, and despite the Advisor’s efforts, may result in distributions consisting of ordinary dividends, capital gain distributions, and/or tax return of capital distributions. There is no guarantee that the Advisor’s approach will achieve favorable tax outcomes for investors. A portion of the distributions, if any, made by a High Income ETF may be characterized for federal income tax purposes as: (i) ordinary dividends, (ii) long-term capital gain, and/or (iii) non-dividend distributions, which are treated as tax return of capital distributions. It should be noted that investors’ individual tax situations and preferences will vary and may not align with the Advisor’s views of such outcomes. Investors may wish to consult a tax adviser regarding the impact of Fund distributions, if any, and the tax character of such distributions, on their specific income tax situation.
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Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received.
QUALIFIED DIVIDEND INCOME
“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s Shares.
QUALIFIED REIT DIVIDENDS
Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Distributions of income or gain attributable to derivatives with respect to REIT securities, including swaps, will not constitute qualified REIT dividends. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly. Furthermore, distributions of income or gain attributable to swaps on MLP securities will not constitute qualified publicly traded partnership income and will not be eligible for such deduction.
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Dividends-Received Deduction
In general, dividends of net investment income received by corporate shareholders of a Fund may qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
Repurchase Agreements
Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
DISPOSITION OF SHARES
Upon a sale, exchange or other disposition of shares of a Fund, a shareholder will generally realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term capital gain or loss depending upon the shareholder’s holding period for the shares. Any loss realized on a sale, exchange or other disposition will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund’s Shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.
MARKET DISCOUNT
If a Fund purchases in the secondary market a debt security that has a fixed maturity date of more than one year from its date of issuance at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with “original issue discount” (described below), a price below the debt security’s “revised issue price”), the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market
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discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.
ORIGINAL ISSUE DISCOUNT
Certain debt securities may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income that is included in a Fund’s income and, therefore, subject to the distribution requirements applicable to RICs, even though the Fund may not receive a corresponding amount of cash until a partial or full repayment or disposition of the debt security.
Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).
If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.
OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAPS
The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary in character (see “Foreign Currency Transactions” below). Also, Section 1256 contracts held by a Fund at the end of each taxable year (and for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gains or losses are treated as ordinary or 60/40 gains or losses, as appropriate.
The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.
Transactions in options, futures, forward contracts, swaps and certain positions undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.
Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund is not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses
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and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.
More generally, investments by a Fund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund and defer or possibly prevent the recognition or use of certain losses by a Fund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a Fund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a Fund-level tax.
CONSTRUCTIVE SALES
Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon each Fund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed on or before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”
FOREIGN INVESTMENTS AND TAXES
Investment income and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.
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FOREIGN CURRENCY TRANSACTIONS
Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. In certain circumstances, a Fund may elect to treat foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, foreign currency gain or loss arising from certain types of Section 1256 contracts is treated as capital gain or loss, although a Fund may elect to treat foreign currency gain or loss from such contracts as ordinary in character. These gains and losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available (and required) to be distributed to its shareholders as ordinary income. If a Fund’s Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as ordinary dividends, thereby reducing each shareholder’s basis in his or her Fund Shares.
Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.
COMMODITY-LINKED INSTRUMENTS AND INVESTMENT IN A CAYMAN ISLANDS SUBSIDIARY
As discussed above in “Subsidiary Investments”, the Bitcoin ETF, the Bitcoin & Ether Market Cap Weight ETF, the Bitcoin & Ether Equal Weight ETF, the Ether ETF, the K-1 Free Crude Oil ETF, the Short Bitcoin ETF, the Short Ether ETF, the Ultra Bitcoin ETF, the Ultra Ether ETF, the UltraShort Bitcoin ETF and the UltraShort Ether ETF (each, a “Parent Fund”) intend to achieve commodity exposure through investment in a wholly-owned foreign subsidiary (each, a “Subsidiary”). Each Subsidiary is classified as a corporation and is treated as a “controlled foreign corporation” (“CFC”) for U.S. federal income tax purposes. Each Parent Fund will limit its investments in its Subsidiary in the aggregate to 25% of each Parent Fund’s total assets. Each Parent Fund does not expect that income from its investment in its Subsidiary will be eligible to be treated as qualified dividend income or that distributions from its Subsidiary will be eligible for the corporate dividends-received deduction.
It is expected that each Subsidiary will neither be subject to taxation on its net income in the same manner as a corporation formed in the United States nor subject to branch profits tax on the income and gain derived from its activities in the United States. A foreign corporation will generally not be subject to such taxation unless it is engaged in or is treated as engaged in a U.S. trade or business. Each Subsidiary expects to operate in a manner such that it is not so engaged or so treated.
In general, a foreign corporation that is not engaged in and is not treated as engaged in a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the United States and the jurisdiction in which each Subsidiary is (or would be) resident that would reduce this rate of withholding tax.
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Income subject to such a flat tax is of a fixed or determinable annual or periodic nature and includes dividends and interest income. Certain types of income are specifically exempted from the 30% tax and thus withholding is not required on payments of such income to a foreign corporation. The 30% tax generally does not apply to capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30% tax also does not apply to interest which qualifies as “portfolio interest.” Very generally, the term portfolio interest includes U.S.-source interest (including OID) on an obligation in registered form, and with respect to which the person, who would otherwise be required to deduct and withhold the 30% tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Code.
As discussed in more detail below, FATCA (as defined below) generally imposes a reporting and 30% withholding tax regime with respect to certain U.S.-source income (“withholdable payments”) paid to “foreign financial institutions” and certain other non-U.S. entities when those entities fail to satisfy the applicable account documentation, information reporting, withholding, registration, certification and/or other requirements applicable to their status under FATCA. Each Subsidiary will be subject to the 30% withholding tax in respect of any withholdable payment it receives if it fails to satisfy these requirements, as may be applicable. Each Subsidiary expects to satisfy these requirements, as may be applicable to it, so as to avoid this additional 30% withholding. See “Certain Additional Reporting and Withholding Requirements” below for more discussion of these rules.
A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of its investment in its Subsidiary, the Parent Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, the Parent Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” and any “global intangible low-taxed income” (“GILTI”) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures, forward, and similar transactions) in commodities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets. Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to an investing Fund and thus will not be available to offset income or capital gain generated from that Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Parent Fund invests in its Subsidiary and recognizes subpart F income or GILTI in excess of actual cash distributions from such each Subsidiary, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.
A Parent Fund’s recognition of any subpart F income or GILTI from an investment in its Subsidiary will increase the Fund’s tax basis in the subsidiary. Distributions by a Subsidiary to a Parent Fund, including in redemption of its Subsidiary’s shares, will be tax free, to the extent of its Subsidiary’s previously undistributed subpart F income or GILTI, and will correspondingly reduce the Fund’s tax basis in its Subsidiary, and any distributions in excess of the Fund’s tax basis in its Subsidiary will be treated as realized gain. Any losses with respect to the Fund’s shares of its Subsidiary will not be currently recognized. A Parent Fund’s investment in its Subsidiary will potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of such subsidiary’s income. If a net loss is realized by a Subsidiary, such loss is generally not available to offset the income earned by a Parent Fund. In addition, the net losses incurred during a taxable year by a Subsidiary
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cannot be carried forward by such Subsidiary to offset gains realized by it in subsequent taxable years. The Parent Fund will not receive any credit in respect of any non-U.S. tax borne by a Subsidiary.
Under Treasury regulations, subpart F inclusions included in a Parent Fund’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Parent Fund’s business of investing in stock, securities or currencies.
MASTER LIMITED PARTNERSHIPS
A Fund’s ability to invest in MLPs that are treated as qualified publicly traded partnerships (“QPTPs”) for federal income tax purposes is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, a Fund is permitted to have no more than 25% of the value of its total assets invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in QPTPs including MLPs. A Fund’s investments in MLPs potentially will result in distributions from that Fund (i) constituting returns of capital not included in a shareholder’s income but reducing the shareholder’s tax basis in his or her shares; (ii) attributable to gain recognized that is recharacterized as ordinary income and, therefore, not offset by capital losses; or (iii) taxable to such shareholder even though they represent appreciation realized by that Fund prior to the shareholder’s investment therein. That Fund’s investments in MLPs will also potentially cause it to recognize taxable income on its investments in excess of the cash generated thereby, and therefore require the Fund to sell investments, including when not otherwise advantageous to do so, in order to satisfy the distribution requirements for treatment as a RIC and to eliminate a Fund-level tax.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.
INVESTMENTS IN EXCHANGE-TRADED FUNDS
A Fund may invest in exchange-traded funds, including exchange-traded funds registered under the 1940 Act (“Underlying ETFs”). Some such Underlying ETFs will be treated as regulated investment companies for federal income tax purposes (each such Underlying ETF, an “Underlying RIC”). In such cases, a Fund’s income and gains will normally consist, in whole or part, of dividends and other distributions from the Underlying RICs and gains and losses on the disposition of shares of the Underlying RICs. The amount of income and capital gains realized by a Fund and in turn a Fund’s shareholders in respect of the Fund’s investments in Underlying RICs may be greater than such amounts would have been had the Fund invested directly in the investments held by the Underlying RICs, rather than in the shares of the Underlying RICs. Similarly, the character of such income and gains (e.g., long-term capital gain, eligibility for the dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the investments held by the Underlying RICs.
To the extent that an Underlying RIC realizes net losses on its investments for a given taxable year, a Fund that invests in the Underlying RIC will not be able to benefit from those losses until and only to the extent that (i) the Underlying RIC realizes gains that it can reduce by those losses, or (ii) the Fund recognizes its share of those losses when it disposes of shares in the Underlying RIC in a transaction qualifying for sale or exchange treatment. Moreover, when a Fund makes such a disposition, any loss it recognizes will be a capital loss. A Fund will not be able to offset any capital losses from its dispositions of shares of the Underlying RIC against its ordinary income (including distributions deriving from net short-term capital gains realized by the Underlying RIC). In addition, a portion of such capital loss may be long-term, which will first offset the Fund’s capital gains, increasing the likelihood that the Fund’s short-term capital gains will be distributed to shareholders as ordinary income.
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In the event that a Fund invests in an Underlying RIC that is not publicly offered within the meaning of the Code, the Fund’s redemption of shares of such Underlying RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the redemption instead of being treated as realizing capital gain (or loss) on the redemption of the shares of the Underlying RIC.
A Fund may invest in one or more exchange-traded funds that invest in commodities or options, futures, or forwards with respect to commodities, and are treated as QPTPs for federal income tax purposes. As noted above, a Fund is limited to investing no more than 25% of the value of its total assets in the securities of one or more QPTPs. Although income from QPTPs is generally qualifying income, if an ETF intending to qualify as a QPTP fails to so qualify and is treated as a partnership for U.S. federal income tax purposes, a portion of its income may not be qualifying income. It is also possible that an ETF intending to qualify as a QPTP will be treated as a corporation for federal income tax purposes. In such a case, it will be potentially liable for an entity-level corporate income tax, which will adversely affect the return thereon. There can be no guarantee that any ETF will be successful in qualifying as a QPTP. In addition, there is little regulatory guidance concerning the application of the rules governing qualification as a QPTP, and it is possible that future guidance may adversely affect the qualification of ETFs as QPTPs. A Fund’s ability to pursue an investment strategy that involves investments in QPTPs may be limited by that Fund’s intention to qualify as a RIC, and may bear adversely on that Fund’s ability to so qualify.
A Fund may invest in exchange-traded funds that are organized as trusts and that invest in crypto assets. An exchange-traded trust is a pooled trust that may invest, among other commodities, in crypto assets, and issues shares that are traded on a securities exchange. When the pool of underlying assets is fixed, exchange traded trusts are treated as transparent for U.S. federal income tax purposes, and thus, the Fund will be treated as holding its share of an exchange traded trust’s assets for purpose of determining whether the Fund meets the 90% gross income test described above. As with other investments in crypto assets, investments in exchange traded trusts may generate non-qualifying income for purposes of this test. As a result, a Fund’s investments in exchange traded trusts can be limited by the Fund’s intention to qualify as a RIC, and can bear adversely on the Fund’s ability to so qualify.
PASSIVE FOREIGN INVESTMENT COMPANIES
A Fund may invest in shares of foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC, as well as gain from the sale of PFIC shares, are treated as “excess distributions.” Excess distributions are taxable as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. If a Fund receives an excess distribution with respect to PFIC stock, the Fund will itself be subject to tax on the portion of an excess distribution that is allocated to prior taxable years without the ability to reduce such tax by making distributions to Fund shareholders, and an interest factor will be added to the tax as if the tax had been payable in such prior taxable years.
A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the ordinary income and net capital gains of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Another election would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated and reported as though they were realized as ordinary income on the last day of the taxable year. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible by the Fund as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these two elections may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may
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accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.
MORTGAGE POOLING VEHICLES
A Fund may invest directly or indirectly in residual interests in real estate mortgage conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or taxable mortgage pools (“TMPs”). Under a Notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This Notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (see Unrelated Business Taxable Income, below).
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a return and pay tax on such income, and (iii) in the case of a foreign shareholder (defined below), will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to income tax on such inclusions without reference to any exemption therefrom otherwise available under the Code.
UNRELATED BUSINESS TAXABLE INCOME
Under current law, income of a RIC that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if Shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the
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amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made.
CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.
BACKUP WITHHOLDING
Each Fund may be required to withhold federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal income tax liability.
In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.
NON-U.S. SHAREHOLDERS
Distributions by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign shareholder”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.
The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.
In order to qualify for the withholding exemptions for Capital Gain Dividends interest-related and short-term capital gain dividends, a foreign shareholder is required to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the applicable W-8 form or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the
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Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should consult their tax advisors or intermediaries, as applicable, regarding the application of these rules to their accounts.
Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
If a beneficial owner of Fund shares who or which is a foreign shareholder has a trade or business in the United States, and income from the Fund is effectively connected with the conduct by the beneficial owner of that trade or business, such income will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax.
In general, a beneficial owner of Fund shares who or which is a foreign shareholder is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).
If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. Interests in domestically controlled QIEs, including RICs that are QIEs, not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.
If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.
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Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund Shares.
Foreign shareholders should consult their tax advisors and, if holding Shares through intermediaries, their intermediaries, concerning the application of these rules to an investment in a Fund.
CERTAIN ADDITIONAL REPORTING AND WITHHOLDING REQUIREMENTS
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund or its agent may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays to such shareholder. The IRS and the U.S. Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
REPORTING REQUIREMENTS REGARDING FOREIGN BANK AND FINANCIAL ACCOUNTS
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
TAX EQUALIZATION
Each Fund intends to distribute its net investment income and capital gains to shareholders at least annually to qualify for treatment as a RIC under the Code. Under current law, provided a Fund is not treated as a “personal holding company” for U.S. federal income tax purposes, the Fund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s accumulated earnings and profits. This practice, called tax “equalization,” reduces the amount of income and/or gains that a Fund is required to distribute as dividends to non-redeeming shareholders. Tax equalization is not available to a Fund treated as a personal holding company. The amount of any undistributed income and/or gains is reflected in the value of a Fund’s Shares. The total return on a shareholder’s investment will generally not be reduced as a result of a Fund’s use of this practice.
PERSONAL HOLDING COMPANY STATUS
A Fund will be a personal holding company for federal income tax purposes if 50% or more of the Fund’s shares are owned, at any time during the last half of the Fund’s taxable year, directly or indirectly by five or fewer individuals. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. If a Fund becomes a personal holding company, it may be subject to a tax of 20% on all its investment income and on any net short-term gains not distributed to shareholders on or before the fifteenth day of the third month following the close of the Fund’s taxable year. In addition, the Fund’s status as a personal holding company may limit the ability of the Fund to distribute dividends with respect to a taxable year in a manner qualifying for the dividends-paid deduction subsequent to the end of the
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taxable year and will prevent the Fund from using tax equalization, which may result in the Fund paying a fund-level income tax. Each Fund intends to distribute all of its income and gain in timely manner such that it will not be subject to an income tax or an otherwise applicable personal holding company tax, but there can be no assurance that a Fund will be successful in doing so each year. There can be no assurance that a Fund is not nor will not become a personal holding company.
TAX SHELTER DISCLOSURE
Under U.S. Treasury regulations, if a shareholder recognizes a loss on a disposition of the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
CREATION AND REDEMPTION OF CREATION UNITS
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Authorized Participants that are “dealers in securities” for U.S. federal income tax purposes are subject to different rules with respect to holding, acquiring and disposing of securities, including Creation Units. Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-terms capital gain or loss if the shares have been held for one year or less.
Authorized Participants that are “dealers in securities” for U.S. federal income tax purposes are subject to different rules with respect to holding, acquiring and disposing of securities, including Creation Units. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
OTHER TAX INFORMATION
The foregoing discussion is primarily a summary of certain U.S. federal income tax consequences of investing in a Fund based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, banks and other financial institutions, and investors making in-kind contributions to a Fund. Such shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a Fund.
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OTHER INFORMATION
Regular International Holidays
For each intervening holiday in the applicable foreign market that is not a holiday observed by the U.S. equity markets, the redemption settlement cycle will be extended by the number of days of such intervening holiday. In addition to holidays, other unforeseeable closings in a foreign market, including due to regulatory action, may also prevent a Fund from delivering securities within the normal settlement period.
In certain circumstances, the securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days.
The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks comprise a Fund. Under certain conditions, a Fund may pay redemption proceeds more than seven days after the tender of a Creation Unit for redemption, but generally a Fund will not take more than fourteen calendar days from the date of the tender to pay redemption proceeds.
RATING SERVICES
The ratings of Moody’s Ratings, Standard & Poor’s Ratings Group, Fitch Ratings, Inc., and Morningstar DBRS, Inc. represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this SAI.
INDEX PROVIDERS
BLOOMBERG
“BLOOMBERG®” AND “BLOOMBERG COMMODITY BALANCED WTI CRUDE OIL INDEXSM ARE SERVICE MARKS OF BLOOMBERG FINANCE L.P. AND ITS AFFILIATES, INCLUDING BLOOMBERG INDEX SERVICES LIMITED (“BISL”), THE ADMINISTRATOR OF THE INDICES (COLLECTIVELY, “BLOOMBERG”) AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY PROSHARE ADVISORS, LLC (THE “LICENSEE”).
The ProShares K-1 Free Crude Oil ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to the Licensee is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Commodity Balanced WTI Crude Oil IndexSM, which is determined, composed and calculated by BISL without regard to the Licensee or the Fund. Bloomberg has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Bloomberg Commodity Balanced WTI Crude Oil IndexSM. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Bloomberg shall not have any obligation or liability, including, without limitation, to the Fund’s customers, in connection with the administration, marketing or trading of the Fund.
The Prospectus and SAI relate only to the Fund and do not relate to the exchange-traded physical commodities underlying any of the Bloomberg Commodity Balanced WTI Crude Oil IndexSM components. Purchasers of the Fund should not conclude that the inclusion of a futures contract in the Bloomberg Commodity Balanced WTI Crude Oil IndexSM is any form of investment recommendation of the futures contract or the underlying exchange-traded physical commodity by Bloomberg. The information in the Prospectus and SAI regarding the Bloomberg Commodity Balanced WTI Crude Oil IndexSM components has been derived solely from publicly available documents. Bloomberg has not made any due diligence inquiries
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with respect to the Bloomberg Commodity Balanced WTI Crude Oil IndexSM components in connection with the Fund. Bloomberg makes no representation that these publicly available documents or any other publicly available information regarding the Bloomberg Commodity Balanced WTI Crude Oil IndexSM components, including without limitation a description of factors that affect the prices of such components, are accurate or complete.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE ARISING IN CONNECTION WITH THE BLOOMBERG COMMODITY BALANCED WTI CRUDE OIL INDEXSM OR ANY DATA OR VALUES RELATING THERETO WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Intercontinental Exchange, Inc.
Each of ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, and ProShares UltraPro Short 20+ Year Treasury is based in whole, or in part, on the ICE U.S. 7-10 Year Bond Index, or ICE U.S. 20+ Year Bond Index, as applicable, owned by Intercontinental Exchange, Inc. or its affiliates and is used by ProShare Advisors with permission under license by Interactive Data Pricing and Reference Data, LLC, an affiliate of Intercontinental Exchange, Inc. (“Interactive Data”). ICE U.S. 7-10 Year Bond Index™ and ICE U.S. 20+ Year Bond Index™ (collectively, the “Indices”) are trademarks of Intercontinental Exchange, Inc. and its affiliates and used under license.
The Indices are maintained by Interactive Data Pricing and Reference Data LLC and/or its affiliates (collectively, “Interactive Data”). Interactive Data is not affiliated with ProShares Trust or any of its affiliates. ProShares Trust or its affiliates has entered into a license agreement with Interactive Data to use the Indices.
Neither ProShares Trust nor ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury is sponsored, endorsed, sold or promoted by Interactive Data. Interactive Data makes no representations or warranties regarding ProShares Trust or, ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury or the ability of, ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury to track the applicable Index.
INTERACTIVE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ICE U.S. 7-10 YEAR BOND INDEX™ AND ICE U.S. 20+ YEAR BOND INDEX™ OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL INTERACTIVE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR
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CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
BofA Merrill Lynch
The Shares are not sponsored, endorsed, sold or promoted by BofA Merrill Lynch. Neither BofA Merrill Lynch nor any of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Standard & Poor’s Financial Services LLC, MSCI, Inc. or Frank Russell Company (the “Exchanges and Entities”) have passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Shares, nor do they make any representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly or the ability of the Index to track general hedge fund performance. BofA Merrill Lynch’s and the Exchanges and Entities’ only relationship to the Trust is the licensing of certain trademarks and trade names of BofA Merrill Lynch and the Exchanges and Entities and of the Index, which indices are determined, composed and calculated by BofA Merrill Lynch without regard to the Trust or the Shares. BofA Merrill Lynch and the Exchanges and Entities have no obligation to take the needs of the Trust or the owners of the Shares into consideration in determining, composing or calculating the Index. BofA Merrill Lynch and the Exchanges and Entities are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Shares to be issued or in the determination or calculation of the equation by which the Shares are to be converted into or redeemed for cash or other assets. BofA Merrill Lynch and the Exchanges and Entities have no obligation or liability in connection with the administration, marketing or trading of the Shares.
BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TRUST, OWNERS OF THE SHARES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH OR THE EXCHANGES AND ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The BofA Merrill Lynch Marks are trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and have been licensed for use by Trust. S&P, MSCI and Russell, respectively, are trademarks of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and Standard & Poor’s Financial Services LLC, MSCI, Inc. and Frank Russell Company and have been licensed for use by BofA Merrill Lynch.
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UBS Securities LLC
UBS SECURITIES LLC AND ITS AFFILIATES (COLLECTIVELY, “UBS”) DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND UBS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. UBS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. UBS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN.
UBS will not have any liability in connection with the Fund. Specifically, UBS does not make any representation or warranty, express, statutory or implied, and UBS disclaims any representation or warranty about: (1) The results to be obtained by the Fund, the shareholders of the Fund or any other person in connection with the use of the Index and the data related to the Index; (2) The accuracy or completeness of the Index or its related data; and (3) The merchantability and the fitness for a particular purpose or use of the Index or its related data. UBS will have no liability for any errors, omissions or interruptions in the Index or its related data. Under no circumstances and under no theory of law (whether tort, contract, strict liability or otherwise) will UBS be liable for any lost profits or direct, indirect, punitive, special or consequential damages or losses, even if UBS knows that they might occur.
FactSet Research Systems, Inc.
ProShares Big Data Refiners ETF, ProShares On-Demand ETF, ProShares Supply Chain Logistic ETF and ProShares Pet Care ETF (the “FactSet Funds”) are not sponsored, endorsed, sold or promoted by FactSet Research Systems Inc. (“FactSet”). FactSet makes no representation or warranty, express or implied, to the owners of the FactSet Funds or any member of the public regarding the advisability of investing in securities generally or in the FactSet Funds particularly or the ability of the FactSet Big Data Refiners Index, FactSet On-Demand Index, FactSet Pet Care EW Index and FactSet Supply Chain Logistics Index (the “FactSet Indexes”) to track general stock market performance. FactSet’s only relationship to ProShare Advisors (“Factset Licensee”) is the licensing of certain trademarks and trade names of FactSet and of the FactSet Indexes which are determined, composed and calculated by FactSet without regard to the Factset Licensee or the FactSet Funds. FactSet has no obligation to take the needs of the Factset Licensee or the owners of the FactSet Funds into consideration in determining, composing or calculating the Index. FactSet is not responsible for and has not participated in the determination of the prices and amount of the FactSet Funds or the timing of the issuance or sale of the FactSet Funds or in the determination or calculation of the equation by which the FactSet Funds are to be converted into cash. FactSet has no obligation or liability in connection with the administration, marketing or trading of the FactSet Funds.
FACTSET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FACTSET INDEXES OR ANY DATA INCLUDED THEREIN AND FACTSET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. FACTSET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FACTSET LICENSEE, OWNERS OF THE FACTSET FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FACTSET INDEXES OR ANY DATA INCLUDED THEREIN. FACTSET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE FACTSET INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FACTSET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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FTSE
ProShares Ultra, Short and UltraShort FTSE China 50 and ProShares Ultra and UltraShort FTSE Developed Europe are not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or by the London Stock Exchange Group Companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the (i) results to be obtained from the use of the FTSE China 50 Index and the FTSE Developed Europe Index (the “Indices”) (ii) the figure at which an Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the ProShares Ultra, Short and UltraShort FTSE China 50 and Ultra and UltraShort FTSE Developed Europe. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to ProShares or its clients. The Index is calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index and (b) under any obligation to advise any person of any error therein.
All rights in the Indices vest in FTSE. “FTSE®” is a trademark of the LSEG and is used by FTSE under license.
MSCI
MSCI® is a registered trademark of Morgan Stanley & Company, Inc. The Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the Funds. Morgan Stanley has no obligation to take the needs of the Funds into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of Shares of the Funds or the timing of the issuance or sale of such Shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the Funds in connection with the administration of the Funds, or the marketing or trading of Shares of the Funds. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
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Russell
Russell 2000® (the “Russell Index”) is a trademark of the Russell Investment Group and/or its affiliates (“Russell”).
RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, INVESTORS, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
S&P Dow Jones Indices
The Dow Jones Industrial AverageSM, the S&P Materials Select Sector Index, the S&P Consumer Staples Select Sector Index, the S&P Consumer Discretionary Select Sector Index, the S&P 500 Daily Covered Call Index, the S&P Financial Select Sector Index, the S&P Health Care Select Sector Index, the S&P Industrial Select Sector Index, the S&P Energy Select Sector Index, the S&P Real Estate Select Sector Index, the S&P Communication Services Select Sector Index, the Dow Jones U.S. SemiconductorsSM Index, the S&P Technology Select Sector Index, the S&P Utilities Select Sector Index, the S&P 500® Index, the S&P MidCap 400® Index, the S&P SmallCap 600 Dividend Aristocrats Index, and the S&P SmallCap 600® Index (collectively, “Indexes”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by ProShares Trust. S&P® and S&P 500® are a registered trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been sublicensed for certain purposes by ProShares Trust. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Indexes. It is not possible to invest directly in an index. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to ProShares Trust with respect to the Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to ProShares Trust or the Funds. S&P Dow Jones Indices has no obligation to take the needs of ProShares Trust or the owners of the Funds into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, “promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an
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index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR ITS THIRD-PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, OWNERS OF THE PROSHARES FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE PROSHARES FUNDS’ REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROSHARES TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Solactive AG
Solactive AG is the index provider of, and licenses to ProShare Advisors, the Solative Nanotechnology Index and Solactive Smart Materials Index (the “Indexes”).
“Solactive AG” is a registered trademark of Solactive AG and has been licensed for use by the ProShare Advisors.
Solactive AG uses its best efforts to ensure that the Indexes are calculated correctly. Regardless of its obligations toward ProShare Advisors, Solactive AG has no obligation to point out errors in any of the Indexes to any third parties, and shall have no liability for any such error in calculation.
The publication of the Indexes by Solactive AG does not constitute a recommendation by Solactive AG to invest in any of the Funds. Solactive AG does not offer any guarantee or assurance with regard to the results of using any of the Indexes. None of the Funds are sponsored, endorsed, sold, or promoted by Solactive AG, and it makes no representation regarding the advisability of investing in any of the Funds. SOLACTIVE AG AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUNDS.
FINANCIAL STATEMENTS
The audited Financial Statements, for each Fund that commenced operations prior to May 31, 2026, and the report of [ ], as independent registered public accounting firm, for the fiscal year ended May 31, 2026, that appear in the Form N-CSR dated May 31, 2026, are hereby incorporated by reference in this SAI. Copies of each such report are available without charge upon request by writing to: ProShares Trust 7272 WISCONSIN AVENUE, 21ST FLOOR, BETHESDA, MD 20814 or telephoning 866.776.5125.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF
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GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROSHARES TRUST. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROSHARES TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.
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APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
S&P GLOBAL RATINGS (“S&P”)
Long-Term Issue Credit Ratings*
AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB – An obligation rated ’BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Municipal Short-Term Note Ratings
SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 – Speculative capacity to pay principal and interest.
D - ’D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Short-Term Issue Credit Ratings
A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
MOODY’S RATINGS (“MOODY’S”)
Long-Term Rating Scale
Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa – Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B – Obligations rated B are considered speculative and are subject to high credit risk.
Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Rating Scale
Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1 – Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 – Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Municipal Investment Grade Rating Scale
MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Variable Municipal Investment Grade Rating Scale
VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
FITCH RATINGS, INC. (“FITCH’S”)
Issuer Default Ratings
AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC – Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC – Very high levels of credit risk. Default of some kind appears probable.
C – Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired.
RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.
D – Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Morningstar DBRS, Inc.
Long Term Obligations Scale
AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
AA – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB – Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC– Very highly speculative credit quality. In danger of defaulting on financial obligations.
CC / C – Distressed. The CC rating level is generally applied to financial obligations that are seen as highly likely to default or that are subordinated to financial obligations rated in the CCC to B range. The C rating level characterizes financial obligations for which default has not technically taken place but is considered unavoidable.
D/SD – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy a financial obligation after the exhaustion of grace periods, or in cases of a “distressed exchange”, a downgrade to D (Default) may occur. Morningstar DBRS may also use SD (Selective Default) in cases where only some securities are affected, for example in a “distressed exchange”.
Commercial Paper and Short-Term Debt Rating Scale
R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D – When the issuer has filed under any applicable bankruptcy, insolvency, or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. Morningstar DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

APPENDIX B
Although the Trust generally does not have information concerning the beneficial ownership of Shares nominally held by Depository Trust Company (“DTC”), the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding Shares of a Fund, as of [September 1, 2026] is set forth below*:
Fund	Beneficial Owner	Percent Owned
[ ]
	[ ]	[ ]%
*
A person who beneficially owns, directly or indirectly, 25% or more of the voting securities of a Fund may be deemed to “control” (as defined in the 1940 Act) that Fund, and may be able to exercise a controlling influence over any matter submitted to shareholders of that Fund.
B-1

APPENDIX C
TITLE:	Proxy Voting Policies and Procedures
FOR:	ProShare Advisors LLC and ProFund Advisors LLC
DATED:	March 1, 2008
AS REVISED:	May 1, 2015
C-1

Proxy Voting Policies and Procedures to Maximize Shareholder Value and Protect Shareowner Interests
It is the policy of ProFund Advisors LLC and ProShare Advisors LLC (collectively, the “Advisor”) to seek to maximize shareholder value and protect shareholder interests when voting proxies on behalf of clients. The Advisor seeks to achieve this goal by utilizing a set of proxy voting guidelines (the “Guidelines”) maintained and implemented by an independent service provider, Institutional Shareholder Services (“ISS”). The Advisor believes that these Policies and Procedures, including the Guidelines, are reasonably designed to ensure that proxy matters are conducted in the best interests of clients and in accordance with the Advisor’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940, and, in the case of its registered fund clients, applicable rules under the Investment Company Act of 1940.
Proxy Voting Guidelines
Proxies generally will be voted in accordance with the ISS Guidelines, an extensive list of common proxy voting issues and recommended voting actions for such issues based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Common issues in the Guidelines, and factors taken into consideration in voting proxies with respect to these issues, include, but are not limited to:
•Election of Directors—considering factors such as director qualifications, term of office, age limits.
•Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.
•Election of Auditors—considering factors such as independence and reputation of the auditing firm.
•Proxy Contest Defenses—considering factors such as board structure and cumulative voting.
•Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
•Miscellaneous Governance Issues—considering factors such as confidential voting and equal access.
•Capital Structure—considering factors such as common stock authorization and stock distributions.
•Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.
•State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.
•Mergers and Corporate Restructuring—considering factors such as spinoffs and asset sales.
•Mutual Fund Proxy Voting—considering factors such as election of directors and proxy contests.
•Consumer and Public Safety Issues—considering factors such as social and environmental issues as well as labor issues.
A full description of the Guidelines is maintained by the Advisor and the Advisor has established a committee that monitors the effectiveness of the Guidelines (the “Brokerage Allocation and Proxy Voting Committee” or the “Committee”).
The Advisor reserves the right to modify any of the recommendations set forth in the Guidelines with respect to any particular issue in the future, in accordance with the Advisor intent to vote proxies for clients in a manner that the Advisor determines is in the best interests of clients and which seeks to maximize the value of the client’s investments. The Advisor is not required to vote every proxy in fulfilling its proxy voting obligations. In some cases, the Advisor may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. For example, the Advisor may determine that the cost of voting certain proxies exceeds the expected benefit to the client (such as where casting a vote on a foreign security would require hiring a translator), and may abstain from voting in such cases.
C-2

In cases where the Advisor does not receive a solicitation or enough information with respect to a proxy vote within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor may be unable to vote. With respect to non- U.S. companies, it is typically difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisor does not vote proxies of non-U.S. companies if it determines that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.
Overview of the Proxy Voting Process
In relying on ISS to vote client proxies, the Advisor will take reasonable steps and obtain adequate information to verify that ISS has the capacity to provide adequate proxy advice, is independent of the Advisor, has an adequate conflict of interest policy, and does not have the incentive to vote proxies in anyone’s interest other than that of the Advisor’s client. In addition, the Committee will monitor for conflicts concerning ISS.
As proxy agent, ISS devotes research for proxies based on the level of complexity of the proxy materials to be voted. ISS assigns complex issues such as mergers or restructuring to senior analysts. Recurring issues for which case-by-case analysis is unnecessary are handled by more junior analysts. In every case, an analyst reviews publicly available information such as SEC filings and recent news reports and, if necessary, may contact issuers directly. Such discussions with issuers may be handled by telephone or in a face-to-face meeting. Analysts will seek to speak directly with management when a question is not answered by publicly available information and such information is needed for an informed recommendation.
As part of ISS’s quality assurance process, every analysis is reviewed by a director of research or a chief policy advisor. Complex issues such as mergers are assigned to senior staff members. Contested issues are reviewed by research directors. While a senior analyst takes the lead on every proxy contest, a member of management will frequently conduct additional review by participating in calls with principals directly involved with the proxy issue.
Generally, proxies are voted in accordance with the voting recommendations as stated in the Guidelines. ISS will consult the Advisor on non-routine issues. Information about the Guidelines is available on the ISS web site at: http://www.issgovernance.com/file/policy/2015-us-summary-voting-guidelines-updated.pdf.
Oversight of the Proxy Voting Process
The Advisor has established the Brokerage Allocation and Proxy Voting Committee, in part, to oversee the proxy voting process. ISS provides the Advisor quarterly reports, which the Advisor reviews to ensure that client proxies are being voted properly. The Advisor and ISS also perform spot checks on an intra-quarterly basis. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments, in turn, is provided to the Committee.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between the Advisor and its clients. It shall be the duty of the Committee to monitor for and to identify potential conflicts of interest. The Committee will also determine which conflicts are material (if any). To ensure that proxy voting decisions are based on the best interests of the client in the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with the Guidelines. If a registered investment company managed by the Advisor owns shares of another investment company managed by the
C-3

Advisor, “echo voting” is employed to avoid certain potential conflicts of interest. Echo voting means that the Advisor votes the shares of each such underlying investment company in the same proportion as the vote of all of the other holders of the underlying investment company’s shares.
The Committee will disclose to clients any voting issues that created a conflict of interest and the manner in which ISS, on behalf of the Advisor, voted such proxies.
Securities Lending Program
The Advisor acknowledges that, when a registered fund client (a “Fund”) lends its portfolio securities, the Fund’s Trustees (who generally have delegated proxy voting responsibility to the Advisor) retain a fiduciary obligation to vote proxies relating to such securities and to recall the securities in the event of a shareholder vote on a material event affecting the security on the loan. Under each Fund’s securities lending agreements, a Fund generally retains the right to recall a loaned security and to exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the Advisor must recall the securities prior to the established record date. It is the Advisor’s general policy to use its best efforts to recall securities on loan and to vote proxies relating to such securities if the Advisor determines that such proxies involve a material event affecting the loaned securities. The Advisor may utilize third party service providers to assist it in identifying and evaluating whether an event is material.
As noted, in certain cases, the Advisor may determine that voting proxies is not in the best interest of a client and may refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. If the Advisor determines that the expected value of casting a vote will be less than the securities lending income, either because the votes would not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor’s recalling the loaned securities in order to ensure they are voted (e.g., for an annual shareholder meeting at which purely routine votes are at issue, or if the relevant Fund owns a de minimus percentage of the outstanding shares at issue). The Advisor intends to recall securities on loan if it determines that voting the securities is likely to affect materially the value of a Fund’s investment and that it is in the Fund’s best interests to do so.
Availability of Information; Record of Proxy Voting
The Advisor, with the assistance of ISS, shall maintain for a period of at least five years the following records relating to proxy voting on behalf of clients:
(1) proxy voting policies and procedures;
(2) proxy statements received for clients (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
(3) any documents prepared by the Advisor that were material to making a proxy voting decision or that memorialized the basis for the decision;
(4) records of votes cast on behalf of clients (which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request); and
(5) records of written requests for proxy voting information and written responses from the Advisor to either a written or oral request.
For the first two years, the Advisor will store such records at its principal office. Voting records will also be maintained and will be available free of charge by calling the Advisor at 888-776-1972. The voting record is available on the website of the Securities and Exchange Commission at www.sec.gov.
C-4

Disclosure
The Advisor will inform its clients as to how to obtain information regarding the Advisor’s voting of the clients’ securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients as to how they can obtain a copy of the complete Guidelines upon request. The Advisor will include such information described in the preceding two sentences in its Form ADV and will provide its existing clients with the above information. The Advisor shall disclose in the statements of additional information of registered fund clients a summary of procedures which the Advisor uses to determine how to vote proxies relating to portfolio securities of such clients. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and the Advisor or an affiliate of the Advisor.
The semi-annual reports of Fund clients shall indicate that a Fund’s proxy voting records are available: (i) by calling a toll-free number; or (ii) on the SEC’s website. If a request for the records is received, the requested description must be sent within three business days by a prompt method of delivery.
The Advisor, on behalf of each Fund it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.
C-5

PART C. OTHER INFORMATION
ProShares Trust
Item 28. Exhibits
(a)
Articles of Incorporation
(1)
Certificate of Trust of the Registrant.1
(2)
Certificate of Amendment to the Certificate of Trust of the Registrant to xtraShares Trust).2
(3)
Certificate of Amendment to the Certificate of Trust of the Registrant ProShares Trust).3
(4)
Amended and Restated Declaration of Trust of the Registrant.8
(b)
By-Laws
(1)
Amended and Restated By-Laws of the Registrant.8
(c)
Instruments Defining Rights of Security Holders
The rights of holders of the securities being registered are set out in Articles 4, 7, 8 and 9 of the Amended and Restated Declaration of Trust referenced in Exhibit (a)(4) above and in Articles V, VI and X of the Amended and Restated By-laws referenced in Exhibit (b)(1) above.
(d)
Investment Advisory Contracts
(1)
Investment Advisory Agreement between Registrant and ProShare Advisors LLC, dated December 15, 2005,4 and Schedule A, dated as of June 9, 2026.29
(2)
Amendment dated February 18, 2026 to the Investment Advisory Agreement between Registrant and ProShare Advisors LLC28, and Schedule A, dated as of June 9, 2026.29
(3)
Amended and Restated Advisory Fee Waiver Agreement between ProShare Advisors LLC and Registrant, dated September 30, 2017,11 and Schedule A, dated as of June 9, 2026.29
(4)
Investment Advisory and Management Agreement between ProShare Advisors LLC and Registrant, dated June 23, 2015, as amended February 12, 201610, and as further amended February 18, 2026,28 and Schedule A, dated as of April 8, 2026.28
(5)
Investment Advisory and Management Agreement between Registrant and ProShare Advisors LLC dated October 12, 2021,15 as amended February 18, 2026.28
(6)
Investment Advisory and Management Agreement between ProShare Advisors LLC and ProShares Cayman Bitcoin Strategy Portfolio (Cayman Islands subsidiary of ProShares Bitcoin Strategy ETF) dated as of September 16, 2021.15
(7)
Investment Advisory and Management Fee Waiver Agreement between Registrant and ProShare Advisors LLC dated February 1, 202216 and Schedule A, dated as of September 16, 2025.25
(8)
Investment Advisory and Management Agreement between ProShare Advisors LLC and ProShares Cayman Bitcoin Inverse Strategy Portfolio (Cayman Islands Subsidiary of ProShares Short Bitcoin Strategy ETF) dated as of May 4, 2022.17
(9)
Investment Advisory and Management Agreement between ProShare Advisors LLC and ProShares Cayman Crude Oil Strategy Portfolio (Cayman Islands Subsidiary of ProShares K-1 Free Crude Oil Strategy) dated as of September 12, 2016.19
(10)
Investment Advisory and Management Agreement between ProShare Advisors LLC and ProShares Cayman Ether Strategy Portfolio (Cayman Islands Subsidiary of ProShares Ether Strategy) dated as of August 14, 2023.20
(11)
Investment Advisory and Management Agreement between ProShare Advisors LLC and ProShares Cayman Short Ether Strategy Portfolio (Cayman Islands Subsidiary of ProShares Short Ether Strategy) dated as of August 14, 2023.20
(12)
Investment Advisory and Management Agreement between ProShare Advisors LLC and ProShares Cayman Bitcoin & Ether Strategy Portfolio (Cayman Islands Subsidiary of ProShares Bitcoin & Ether Market Cap Weight Strategy) dated as of August 14, 2023.20
(13)
Investment Advisory and Management Agreement between ProShare Advisors LLC and ProShares Cayman Bitcoin & Ether Equal Weight Strategy Portfolio (Cayman Islands Subsidiary of ProShares Bitcoin & Ether Equal Weight Strategy) dated as of August 14, 2023.20

(14)
Investment Advisory and Management Agreement between ProShare Advisors LLC and ProShares Cayman Ultra Bitcoin Portfolio (Cayman Islands Subsidiary of ProShares Ultra Bitcoin ETF) dated as of February 26, 2024.21
(15)
Investment Advisory and Management Agreement between ProShare Advisors LLC and ProShares Cayman UltraShort Bitcoin Portfolio (Cayman Islands Subsidiary of ProShares UltraShort Bitcoin ETF) dated as of February 26, 2024.21
(16)
Investment Advisory and Management Agreement between ProShare Advisors LLC and ProShares Cayman Ultra Ether Portfolio (Cayman Islands Subsidiary of ProShares Ultra Ether ETF) dated as of April 26, 2024.21
(17)
Investment Advisory and Management Agreement between ProShare Advisors LLC and ProShares Cayman UltraShort Ether Portfolio (Cayman Islands Subsidiary of ProShares UltraShort Ether ETF) dated as of April 26, 2024.21
(18)
Amended and Restated Advisory and Management Fee Waiver Agreement between Registrant and ProShare Advisors LLC dated September 16, 202422 and Schedule A dated as of September 16, 2025.25
(19)
Investment Advisory and Management Fee Waiver and Reimbursement Agreement between Registrant and ProShare Advisors LLC dated March 6, 2025, as amended March 19, 2025.23
(20)
Advisory and Management Fee Waiver and Reimbursement Agreement between Registrant and ProShare Advisors LLC dated December 9, 2025. 26
(21)
Advisory and Management Fee Waiver Agreement between Registrant and ProShare Advisors LLC dated December 9, 2025. 27
(e)
Underwriting Contracts
(1)
Distribution Agreement between Registrant and SEI Investments Distribution Co.5
(f)
Bonus or Profit Sharing Contracts
Not applicable.
(g)
Custodian Agreements
(1)
Domestic Custody Agreement between Registrant and JPMorgan Chase Bank, N.A. 5
(a)
Cash Trade Execution Rider.7
(b)
Amendment No. 3 to Cash Trade Execution Rider.7
(c)
Amended and Restated Global Custody Rider.9
(d)
Amended Schedule A of Fee Schedules for Global Custody and Agency Services, dated September 19, 2018.12
(e)
Amendment No. 50 to the Domestic Custody Agreement between the Registrant and JPMorgan Chase, N.A., dated September 19, 2018.12
(h)
Other Material Contracts
(1)
Management Services Agreement between Registrant and ProShare Advisors LLC4 and Schedule A, dated as of June 9, 2026.29
(2)
Expense Limitation Agreement between Registrant and ProShare Advisors LLC4 and Schedule A, dated as of June 9, 2026.29
(3)
Advisory and Management Fee Waiver and Reimbursement Agreement between Registrant and ProShare Advisors LLC, on behalf of ProShares Ether ETF, ProShares Short Ether ETF, ProShares Bitcoin & Ether Equal Weight ETF and ProShares Bitcoin & Ether Market Cap Weight ETF19, and Schedule A, dated as of September 16, 2025.25
(4)
Fund Services Agreement (Administration and Compliance Services, Regulatory Services, Accounting Services) between Registrant and J.P. Morgan Investor Services Co.5 and Amendment No. 49, dated September 19, 2018.14
(5)
Agency Services Agreement between Registrant and JPMorgan Chase Bank, N.A.5 and Amendment No. 45, dated September 19, 2018.12
(6)
Form of Authorized Participant Agreement between Registrant and SEI Investments Distribution Co.19

(7)
PFO/Treasurer Services Agreement between Registrant and Foreside Compliance Services, LLC5 and Amendment No. 1, dated January 17, 2007.7
(8)
Legal Administration Services Agreement between Registrant and Ultimus Fund Solutions, LLC dated November 1, 2024.24
(9)
Securities Lending Agreement between Registrant and JPMorgan Chase Bank, N.A.13
(10)
Fund of Funds Investment Agreement between Registrant, Northern Lights Fund Trust and Northern Lights Variable Trust, dated December 16, 2021.18
(11)
Fund of Funds Investment Agreement between Registrant and IndexIQ ETF Trust, dated December 31, 2021.18
(12)
Fund of Funds Investment Agreement between Registrant and MainStay VP Funds Trust, dated December 31, 2021.18
(13)
Fund of Funds Investment Agreement between Registrant and Canterbury Portfolio Thermostat Fund, dated January 14, 2022.18
(14)
Fund of Funds Investment Agreement between Registrant and Absolute Shares Trust Trust, dated January 19, 2022.18
(15)
Fund of Funds Investment Agreement between Registrant and AdvisorShares Trust Trust, dated January 19, 2022.18
(16)
Fund of Funds Investment Agreement between Registrant, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares U.S. ETF Trust, dated January 19, 2022.18
(17)
Fund of Funds Investment Agreement between Registrant, Deutsche DWS Asset Allocation Trust, Deutsche DWS Market Trust and Deutsche DWS Variable Series II, dated January 19, 2022.18
(18)
Fund of Funds Investment Agreement between Registrant and E-Valuator Funds Trust, dated January 19, 2022.18
(19)
Fund of Funds Investment Agreement between Registrant, Eaton Vance Richard Bernstein Equity Strategy Fund and Eaton Vance Richard Bernstein All Asset Strategy Fund, dated January 19, 2022.18
(20)
Fund of Funds Investment Agreement between Registrant, EQ Advisors Trust and 1290 Funds, dated January 19, 2022.18
(21)
Fund of Funds Investment Agreement between Registrant, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, dated January 19, 2022.18
(22)
Fund of Funds Investment Agreement between Registrant and Innealta Capital, LLC, dated January 19, 2022.18
(23)
Fund of Funds Investment Agreement between Registrant and The Lazard Funds, Inc., dated January 19, 2022.18
(24)
Fund of Funds Investment Agreement between Registrant and North Square Funds, dated January 19, 2022.18
(25)
Fund of Funds Investment Agreement between Registrant and Northern Lights Fund Trust III, dated January 19, 2022.18
(26)
Fund of Funds Investment Agreement between Registrant, PIMCO Equity Series, PIMCO Funds and PIMCO Variable Insurance Trust, dated January 19, 2022.18
(27)
Fund of Funds Investment Agreement between Registrant, Salient MF Trust, Forward Funds and Salient Midstream & MLP Fund, dated January 19, 2022.18
(28)
Fund of Funds Investment Agreement between Registrant, Savos Investments Trust, GPS Funds I and GPS Funds II, dated January 19, 2022.18
(29)
Fund of Funds Investment Agreement between Registrant and Ultimus Managers Trust, dated January 19, 2022.18
(30)
Fund of Funds Investment Agreement between Registrant and Managed Portfolio Series, dated May 16, 2023.19

(i)
Legal Opinion.30
(j)
Consent of Independent Registered Public Accounting Firm.
Not applicable.
(k)
Omitted Financial Statements
Not applicable.
(l)
Initial Capital Agreements
(1)
Investor Letter.6
(m)
Rule 12b-1 Plan
(1)
Form of Distribution Plan.3
(n)
Rule 18f-3 Plan
Not applicable.
(o)
Reserved
(p)
Codes of Ethics
(1)
Combined Code of Ethics of ProShares, ProFunds, ProShare Advisors LLC, ProFund Advisors LLC, and ProFunds Distributors, Inc. dated July 7, 2025.28
(2)
Rule 17j-1 Code of Ethics of the Distributor, dated February 29, 2024.24
(q)
Powers of Attorney
(1)
Power of Attorney from William D. Fertig, dated December 7, 2015.10
(2)
Power of Attorney from Russell S. Reynolds, III, dated December 7, 2015.10
(3)
Power of Attorney from Michael C. Wachs, dated December 7, 2015.10
(4)
Power of Attorney from Michael L. Sapir, dated December 7, 2015.10
(1)
Filed with Initial Registration Statement on June 5, 2002.
(2)
Previously filed on July 17, 2003 as part of Pre-Effective Amendment No. 2 under the Securities Act of 1933 and incorporated by reference herein.
(3)
Previously filed on May 22, 2006 as part of Pre-Effective Amendment No. 6 under the Securities Act of 1933 and incorporated by reference herein.
(4)
Previously filed on June 19, 2006 as part of Pre-Effective Amendment No. 7 under the Securities Act of 1933 and incorporated by reference herein.
(5)
Previously filed on August 30, 2006 as part of Post-Effective Amendment No. 1 under the Securities Act of 1933 and incorporated by reference herein.
(6)
Previously filed on December 29, 2006 as part of Post-Effective Amendment No. 2 under the Securities Act of 1933 and incorporated by reference herein.
(7)
Previously filed on September 28, 2010 as part of Post-Effective Amendment No. 27 under the Securities Act of 1933 and incorporated by reference herein.
(8)
Previously filed on December 30, 2010 as part of Post-Effective Amendment No. 30 under the Securities Act of 1933 and incorporated by reference herein.
(9)
Previously filed on December 6, 2012 as part of Post-Effective Amendment No. 77 under the Securities Act of 1933 and incorporated by reference herein.
(10)
Previously filed on February 12, 2016 as part of Post-Effective Amendment No. 169 under the Securities Act of 1933 and incorporated by reference herein.
(11)
Previously filed on September 29, 2017 as part of Post-Effective Amendment No. 186 under the Securities Act of 1933 and incorporated by reference herein.
(12)
Previously filed on October 22, 2018 as part of Post-Effective Amendment No. 205 under the Securities Act of 1933 and incorporated by reference herein.
(13)
Previously filed on September 25, 2019 as part of Post-Effective Amendment No. 212 under the Securities Act of 1933 and incorporated by reference herein.
(14)
Previously filed on October 4, 2019 as part of Post-Effective Amendment No. 213 under the Securities Act of 1933 and incorporated by reference herein.
(15)
Previously filed on October 15, 2021 as part of Post-Effective Amendment No. 238 under the Securities Act of 1933 and incorporated by reference herein.
(16)
Previously filed on March 14, 2022 as part of Post-Effective Amendment No. 254 under the Securities Act of 1933 and incorporated by reference herein.
(17)
Previously filed on June 17, 2022 as part of Post-Effective Amendment No. 264 under the Securities Act of 1933 and incorporated by reference herein.

(18)
Previously filed on September 27, 2022 as part of Post-Effective Amendment No. 266 under the Securities Act of 1933 and incorporated by reference herein.
(19)
Previously filed on September 26, 2023 as part of Post-Effective Amendment No. 278 under the Securities Act of 1933 and incorporated by reference herein.
(20)
Previously filed on October 13, 2023 as part of Post-Effective Amendment No. 283 under the Securities Act of 1933 and incorporated by reference herein.
(21)
Previously filed on June 6, 2024 as part of Post-Effective Amendment No. 302 under the Securities Act of 1933 and incorporated by reference herein.
(22)
Previously filed on September 26, 2024 as part of Post-Effective Amendment No. 309 under the Securities Act of 1933 and incorporated by reference herein.
(23)
Previously filed on March 28, 2025 as part of Post-Effective Amendment No. 330 under the Securities Act of 1933 and incorporated by reference herein.
(24)
Previously filed on June 23, 2025 as part of Post-Effective Amendment No. 362 under the Securities Act of 1933 and incorporated by reference herein.
(25)
Previously filed on September 23, 2025 as part of Post-Effective Amendment No. 387 under the Securities Act of 1933 and incorporated by reference herein.
(26)
Previously filed on January 7, 2026 as part of Post-Effective Amendment No. 403 under the Securities Act of 1933 and incorporated by reference herein.
(27)
Previously filed on January 29, 2026 as part of Post-Effective Amendment No. 417 under the Securities Act of 1933 and incorporated by reference herein.
(28)
Previously filed on April 17, 2026 as part of Post-Effective Amendment No. 442 under the Securities Act of 1933 and incorporated by reference herein.
(29)
Previously filed on July 2, 2026 as part of Post-Effective Amendment No. 524 under the Securities Act of 1933 and incorporated by reference herein
(30)
To be filed by subsequent post-effective amendment.
Item 29. Persons Controlled By or Under Common Control With Registrant
Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person’s control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.
None.
Item 30. Indemnification
State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.
Reference is made to Article Eight of the Registrant’s Amended and Restated Declaration of Trust which is incorporated herein by reference:
The Registrant (also, the “Trust”) is organized as a Delaware business trust is operated pursuant to an Amended and Restated Declaration of Trust, dated December 13, 2010 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:
No indemnification shall be provided hereunder to a Covered Person:
(a)
For any liability to the Trust or its Shareholders arising out of a final adjudication by the court of other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;
(b)
With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust;
(c)
For any criminal proceeding finally adjudicated for which the Covered Person had reasonable cause to believe that his or her conduct was unlawful; or

(d)
In the event of a settlement of other disposition not involving a final adjudication (as provided in paragraph (a), (b) or (c) of this Section 8.5.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter); or (ii) a writer opinion of independent legal counsel.
The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.
Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either: Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a writer opinion of independent legal counsel.
(a)
Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or
(b)
A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.
As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:
(c)
A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustees, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;
(d)
“Claim,” “action,” “suite” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and
(e)
“Liability” and “expenses” shall include without limitation, attorneys’ and accountants’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
Item 31. Business and Other Connections of Investment Adviser
Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each director, officer or partner of the investment adviser, or has been, engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee (disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)
Reference is made to the caption “Management” in the Prospectuses constituting Part A which is incorporated herein by reference and “Management of ProShares Trust” in the Statement of Additional Information constituting Part B which is incorporated herein by reference.
The information as to the directors and officers of ProShare Advisors LLC is set forth in ProShare Advisors LLC’s Form ADV filed with the Securities and Exchange Commission on April 7, 2005 (Reference No. 5524427696B2B2), as amended, and is incorporated herein by reference.

Item 32. Principal Underwriters
(a)
State the name of each investment company (other than the registrant) for which each principal underwriter currently distributing securities of the registrant also acts as a principal underwriter, depositor or investment adviser.
Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:
Adviser Managed Trust
Bishop Street Funds
Catholic Responsible Investment Funds
Causeway Capital Management Trust
City National Rochdale Funds (f/k/a CNI Charter Funds)
City National Rochdale Select Strategies Fund
City National Rochdale Strategic Credit Fund
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)
Wilshire Private Markets Fund
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)
Frost Family of Funds
Gallery Trust
Global X Funds
Global X Venture Fund
KraneShares Trust
New Covenant Funds
ProShares Trust II
Quaker Investment Trust
RiverPark Funds Trust
Schwab Strategic Trust
SEI Alternative Income Fund
SEI Asset Allocation Trust
SEI Catholic Values Trust
SEI Core Property Fund, LP
SEI Daily Income Trust
SEI Energy Debt Fund LP
SEI Exchange Traded Funds
SEI Global Private Assets VI LP
SEI Hedge Fund SPC
SEI Institutional International Trust
SEI Institutional Managed Trust
SEI Institutional Investments Trust
SEI Offshore Advanced Strategy Series SPC
SEI Offshore Opportunity Fund II Ltd
SEI Special Situations Fund, Ltd
SEI Structured Credit Fund, LP
SEI Tax Exempt Trust
SEI Vista Fund Ltd.
Symmetry Panoramic Trust
The Advisors’ Inner Circle Fund
The Advisors’ Inner Circle Fund II
The Advisors’ Inner Circle Fund III
The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).
(b)
Provide the information required by the following table with respect to each director, officer or partner of each principal underwriter named in answer to Item 32. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
Paul F. Klauder	President, Chief Executive Officer & Director	None
John C. Munch	General Counsel & Secretary	None
William M. Doran	Director	None
Kevin Crowe	Director	None
Jason McGhin	Chief Operations Officer	None
John P. Coary	Chief Financial Officer & Treasurer	None
Jennifer H. Campisi	Chief Compliance Officer, Assistant Secretary & Anti-Money Laundering Officer	None
William M. Martin	Vice President	None
Christopher Rowan	Vice President	None
Judith Rager	Vice President	None
Gary Michael Reese	Vice President	None
Robert M. Silvestri	Vice President	None

Item 33. Location of Accounts and Records
State the names and address of each person maintaining principal possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 u.s.c. 80a-30(a)] and the rules under that section.
The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of:
JP Morgan Chase Bank, N.A.
Attn: General Counsel
4 MetroTech Center
Brooklyn, NY 11245
J.P. Morgan Investor Services Co.
70 Fargo Street — Suite 3 East
Boston, MA 02210-1950
Attention: Fund Administration Department
ProShare Advisors LLC
ProFund Advisors LLC
Attn: General Counsel
7272 Wisconsin Avenue, 21st Floor
Bethesda, MD 20814-6527
SEI Investments Distribution Co.
Attn: General Counsel
One Freedom Valley Drive
Oaks, Pennsylvania 19456-1100
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Attention: Legal Administration Department
Item 34. Management Services
None.
Item 35. Undertakings
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment (the “Amendment”) to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Bethesda and the State of Maryland on July 17, 2026.
ProShares Trust
By:	/s/ Todd B. Johnson
Todd B. Johnson President and Principal Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated.
Signature	Title	Date
/s/ Michael L. Sapir* Michael L. Sapir	Trustee, Chairman	July 17, 2026
/s/ Russell S. Reynolds, III* Russell S. Reynolds, III	Trustee	July 17, 2026
/s/ Michael C. Wachs* Michael C. Wachs	Trustee	July 17, 2026
/s/ William D. Fertig* William D. Fertig	Trustee	July 17, 2026
/s/ Todd B. Johnson Todd B. Johnson	President and Principal Executive Officer	July 17, 2026
/s/ Maria Clem Sell Maria Clem Sell	Treasurer, Principal Financial Officer and Principal Accounting Officer	July 17, 2026
* By:/s/ Richard Morris Richard Morris As Attorney-in-fact Date: July 17, 2026